UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Soliciting Material under §240.14a-12

DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
(Name of Registrant as Specified In Its Charter)
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DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
345 Park Avenue South, New York, New York 10010
Dear Deerfield Healthcare Technology Acquisitions Corp. Stockholders:
You are cordially invited to attend a special meeting of the stockholders of Deerfield Healthcare Technology Acquisitions Corp. (“DFHT” or the “Company”) at 11 a.m., Eastern time, on June 4, 2021, in virtual format (the “Special Meeting”).
At the Special Meeting, you will be asked to consider and vote upon a proposal (the “Business Combination Proposal”) to approve a business combination agreement (the “Business Combination Agreement”), for the acquisition by us of CareMax Medical Group, LLC (“CareMax”) and of IMC Medical Group Holdings, LLC (“IMC”). The Business Combination Agreement provides for (a) the sale and transfer of 100% of the equity interests in CareMax by members of the CareMax Group (as defined and further described in the accompanying proxy statement) in favor of DFHT and (b) the sale and transfer of 100% of the equity interests in IMC by IMC Holdings, LLC, a Delaware limited liability company (“IMC Parent”), in favor of DFHT, as a result of which, upon consummation of the Business Combination, CareMax and IMC will become wholly-owned subsidiaries of DFHT. We refer to the transactions contemplated by the Business Combination Agreement and the anticipated financing transactions collectively herein as the “Business Combination.” A copy of the Business Combination Agreement is attached to the accompanying proxy statement as Annex A.
It is a condition to closing under the Business Combination Agreement that the amount of cash available to DFHT in the aggregate, including amounts held in the Trust Account (as defined in the accompanying proxy statement), will be at least $50 million, after giving effect to the sale and issuance of shares of DFHT Class A Common Stock, par value $0.0001 per share (the “DFHT Class A Common Stock”), in the Deerfield PIPE Investments and the Third-Party PIPE Investments (each as defined and described below, and collectively, the “PIPE Investments”). As of December 31, 2020, there was approximately $144 million remaining in our Trust Account, and we have secured committed funds in an amount equal to $100 million in the Deerfield PIPE Investments and $310 million in the Third-Party PIPE Investments. Pursuant to the terms of the Current Charter (as defined below), holders of DFHT Class A Common Stock will have the right to redeem their shares for their pro rata portion of the Trust Account in connection with the completion of the Business Combination. Each redemption of shares of DFHT Class A Common Stock by our public stockholders will decrease the amount in our Trust Account, requiring us to raise additional proceeds to meet the $50 million minimum condition. In no event, however, will we consummate an initial business combination if such transaction would cause our net tangible assets to be less than $5,000,001. As a result of the commitments from the PIPE Investments, we expect to be able to meet the $50 million minimum condition.
Based on the Business Combination Agreement, the aggregate consideration payable at the closing to the members of CareMax and IMC is $364 million and $250 million, respectively, less repayment of net debt. In addition to the net debt adjustment, the aggregate consideration payable is further subject to the purchase price adjustments as set forth in the Business Combination Agreement (the “Closing Merger Consideration”). The Closing Merger Consideration is required to be comprised of 68% and 45% in cash for each of the members of CareMax and IMC, respectively, with the remainder of the Closing Merger Consideration comprising DFHT Class A Common Stock, valued at a reference price of $10.00 per share.
An additional 3,500,000 and 2,900,000 shares of DFHT Class A Common Stock (the “Earnout Shares”) are payable after the Closing to the members of the CareMax Group and IMC Parent, respectively, upon satisfaction of the following conditions: (i) if within the first year after the Closing (the “First Earnout Period”) the trading price of DFHT Class A Common Stock equals or exceeds $12.50 on any 20 trading days in any 30-day trading period (the “First Share Price Trigger”), then 1,750,000 and 1,450,000 of the Earnout Shares will be released to the members of the CareMax Group and IMC Parent, respectively, or (ii) if within the second year after the Closing (the “Second Earnout Period”) the trading price of DFHT Class A Common Stock equals or exceeds $15.00 on any 20 trading days in any 30-day trading period (the “Second Share Price Trigger” and collectively, the “Share Price Triggers”), then 1,750,000 and 1,450,000 of the Earnout Shares will be released to the members of the CareMax Group and IMC Parent, respectively.

Notwithstanding the foregoing, if the First Share Price Trigger is not satisfied but the Second Share Price Trigger is satisfied, DFHT will issue 3,500,000 and 2,900,000 shares of DFHT Class A Common Stock to the members of the CareMax Group and IMC Parent, respectively.
At the Closing, DFHT will deposit $500,000 and $1,000,000 into adjustment escrow accounts (the “Adjustment Escrow Amounts”), and of such $500,000 amount, 68% will be in cash and 32% will be in shares of DFHT Class A Common Stock, and of such $1,000,000 amount, 45% of be in cash and 55% will be in shares of DFHT Class A Common Stock (such shares collectively, the “Adjustment Escrow Shares”), for the purpose of securing post-closing adjustment obligations of the CareMax Group and IMC Parent, respectively. Following the date on which the Closing Consideration is finally determined, pursuant to the Business Combination Agreement, all or a portion of the applicable Adjustment Escrow Amounts will either be released to the CareMax Group or to IMC Parent, as applicable, or to DFHT in accordance with certain adjustment mechanisms.
Immediately following the Closing, all of the currently issued and outstanding shares of DFHT Class B Common Stock will automatically convert, on a one-for-one basis, into shares of DFHT Class A Common Stock in accordance with the terms of the Current Charter.
In addition to the Business Combination Proposal, you will also be asked to consider and vote upon the following proposals:
1.
to approve, assuming the Business Combination Proposal is approved and adopted, for purposes of complying with the applicable provisions of Nasdaq Stock Exchange Listing Rule 5635 (each, a “Nasdaq Listing Rule”), (i) the issuance of approximately 21,337,288 newly issued shares of DFHT Class A Common Stock in the Business Combination, subject to cash and net working capital adjustments as provided in the Business Combination Agreement and up to 6,400,000 additional earnout shares, as described in more detail in the accompanying proxy statement under the heading titled “Proposal No. 1 — Approval of the Business Combination Proposal — Business Combination Consideration,” (ii) the issuance and sale of 10,000,000 newly issued shares of DFHT Class A Common Stock in a private placement with Deerfield Partners, L.P. (“Deerfield Partners”) and DFHTA Sponsor LLC (our “sponsor”) in connection with the Business Combination (the “Deerfield PIPE Investments”) and (iii) the issuance and sale of 31,000,000 newly issued shares of DFHT Class A Common Stock in a private placement with certain third-party investors in connection with the Business Combination (the “Third-Party PIPE Investments”), to the extent such issuances would require a stockholder vote under the applicable Nasdaq Listing Rule (the “Nasdaq Stock Issuance Proposal”),

2.
to approve, assuming the Business Combination Proposal is approved and adopted, a proposed third amended and restated certificate of incorporation (the “Proposed Charter”) of DFHT, to be renamed CareMax, Inc., a copy of which is attached to this proxy statement as Annex B, which will amend and restate the second amended and restated certificate of incorporation of DFHT, dated July 16, 2020 (the “Current Charter”), which Proposed Charter will be in effect upon the Closing (the “Charter Amendment Proposal”),

3.
to approve, assuming the Business Combination Proposal is approved and adopted, the 2021 Long-Term Incentive Award Plan (the “2021 Plan”), a copy of which is attached to this proxy statement as Annex D (the “Incentive Plan Proposal”), and

4.
to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote, or we determine that one or more of the closing conditions under the Business Combination is not satisfied or waived (the “Adjournment Proposal”).

Upon consummation of the Business Combination, we will also adopt the amended and restated bylaws, attached to the accompanying proxy statement as Annex C.
Each of these proposals is more fully described in the accompanying proxy statement which each stockholder is encouraged to review carefully.

APPROVAL OF THE BUSINESS COMBINATION PROPOSAL, THE NASDAQ STOCK ISSUANCE PROPOSAL AND THE CHARTER AMENDMENT PROPOSAL ARE CONDITIONS TO CLOSING THE BUSINESS COMBINATION. THE BUSINESS COMBINATION WILL NOT BE CONSUMMATED UNLESS WE RECEIVE THE APPROVAL OF OUR STOCKHOLDERS FOR THESE PROPOSALS.
DFHT Class A Common Stock, units and warrants are currently listed on Nasdaq under the symbols “DFHT,” “DFHTU,” and “DFHTW,” respectively. We have applied to continue the listing of our common stock on Nasdaq under the symbol “CMAX” upon the Closing. Following the Closing, we expect that our warrants will trade on Nasdaq under the symbol “CMAXW”. In connection with the Closing, each of the DFHT outstanding units will separate into the underlying shares of DFHT Class A common stock and public warrants and so the combined company will not have units traded following Closing of the Business Combination.
Pursuant to the Current Charter, in connection with seeking approval of the Business Combination Proposal, we are providing our public stockholders with the opportunity to redeem their shares of DFHT Class A Common Stock for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account which holds the remaining proceeds of our initial public offering (our “IPO”) as of two business days prior to the consummation of the Business Combination (including interest not previously released to the Company to pay its taxes) upon the consummation of the Business Combination. For illustrative purposes, based on funds in the Trust Account of approximately $144 million on December 31, 2020, the estimated per share redemption price would have been approximately $10.00 per share. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. The Current Charter provides that a public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 20% of the public shares without our prior consent. Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination without our prior consent. Our sponsor and our executive officers and directors (collectively with our sponsor, the “initial stockholders”) have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares (as defined in the accompanying proxy statement) and public shares they hold in connection with the completion of the Business Combination.
In connection with the IPO, our initial stockholders agreed to vote their founder shares and any public shares purchased during or after the IPO in favor of the Business Combination. Currently, our initial stockholders own approximately 20% of the total issued and outstanding shares of DFHT Class A Common Stock and DFHT Class B Common Stock (collectively, “DFHT Common Stock”). Additionally, Deerfield Partners, an affiliate of our sponsor, agreed to vote the 3,360,000 public shares underlying the units it purchased in the IPO in favor of the Business Combination, subject to Deerfield Partners’ consent right (as described in the accompanying proxy statement).
We are providing this proxy statement and accompanying proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this proxy statement carefully. Please pay particular attention to the section entitled “Risk Factors.”
After careful consideration, our board of directors has unanimously approved and adopted the Business Combination Agreement and unanimously recommends that our stockholders vote FOR all of the proposals presented to our stockholders. When you consider the board recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1 — Approval of the Business Combination Proposal — Certain Interests of DFHT’s Directors and Officers and Others in the Business Combination.”

Approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of DFHT Common Stock voting together as a single class as of the record date for the Special Meeting.
Approval of each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of DFHT Common Stock present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. Our board of directors has already approved the Business Combination, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal and the other transactions contemplated by the foregoing.
Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the Special Meeting: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. A failure to vote your shares is the equivalent of a vote “AGAINST” the Charter Amendment Proposal but, assuming a quorum is otherwise validly established, will have no effect on the other proposals to be considered at the Special Meeting. Unless waived by the parties to the Business Combination Agreement, the Closing is conditioned upon the adoption and approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal and the Charter Amendment Proposal.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to submit your proxy by telephone or over the internet, or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, if a quorum is present, will have the same effect as a vote against the Charter Amendment Proposal but will have no effect on the other proposals. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person (which would include presence at a virtual meeting), you may withdraw your proxy and vote in person (which would include presence at a virtual meeting).
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT DFHT REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND DELIVER YOUR SHARES TO DFHT’S TRANSFER AGENT PRIOR TO 5 P.M., EASTERN TIME, ON JUNE 2, 2021 (TWO BUSINESS DAYS PRIOR TO THE SPECIAL MEETING). YOU MAY DELIVER YOUR SHARES PHYSICALLY OR ELECTRONICALLY THROUGH DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
On behalf of our board of directors, I thank you for your support and look forward to the successful completion of the Business Combination.
Sincerely,
Steven Hochberg President and Chief Executive Officer
May 14, 2021
The accompanying proxy statement is dated May 14, 2021, and is first being mailed to stockholders of the Company on or about May 14, 2021.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
345 Park Avenue South, New York, New York 10010
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
To Be Held On June 4, 2021
To the Stockholders of Deerfield Healthcare Technology Acquisitions Corp.:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “Special Meeting”) of Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation (“DFHT” or the “Company”), will be held at 11 a.m., Eastern time, on June 4, 2021, in virtual format. You are cordially invited to attend the Special Meeting for the following purposes:
1.
The Business Combination Proposal — To consider and vote upon a proposal to approve and adopt the business combination agreement, dated as of December 18, 2020 (the “Business Combination Agreement”), a copy of which is attached to the accompanying proxy statement as Annex A, by and among DFHT, the entities listed in Annex I to the Business Combination Agreement and further described in the accompanying proxy statement (collectively, the “CareMax Group”), IMC Holdings, LLC, a Delaware limited liability company (“IMC Parent”), CareMax Medical Group, LLC, a Florida limited liability company (“CareMax”), IMC Medical Group Holdings, LLC, a Delaware limited liability company (“IMC”), and, solely for the limited purposes specified therein, Deerfield Partners, L.P. (“Deerfield Partners”), pursuant to which CareMax and IMC will become wholly-owned subsidiaries of DFHT (the transactions contemplated by the Business Combination Agreement, the “Business Combination” and such proposal, the “Business Combination Proposal”);

2.
The Nasdaq Stock Issuance Proposal — To consider and vote upon a proposal to approve, assuming the Business Combination Proposal is approved and adopted, for purposes of complying with the applicable provisions of Nasdaq Stock Exchange Listing Rule 5635 (each, a “Nasdaq Listing Rule”), (a) the issuance of approximately 21,337,288 newly issued shares of DFHT Class A Common Stock in the Business Combination, subject to cash and net working capital adjustments as provided in the Business Combination Agreement and up to 6,400,000 additional earnout shares, as described in more detail in the accompanying proxy statement under the heading titled “Proposal No. 1 — Approval of the Business Combination Proposal — Business Combination Consideration,” (b) the issuance and sale of 10,000,000 newly issued shares of DFHT Class A Common Stock in a private placement with Deerfield Partners and DFHTA Sponsor LLC (our “sponsor”) in connection with the Business Combination (the “Deerfield PIPE Investments”) and (c) the issuance and sale of 31,000,000 newly issued shares of DFHT Class A Common Stock in a private placement with certain third-party investors in connection with the Business Combination (the “Third-Party PIPE Investments,” and together with the Deerfield PIPE Investments, the “PIPE Investments”), to the extent such issuances would require a stockholder vote under the applicable Nasdaq Listing Rule (the “Nasdaq Stock Issuance Proposal”);

3.
The Charter Amendment Proposal — To consider and vote upon a proposal to approve, assuming the Business Combination Proposal is approved and adopted, a proposed third amended and restated certificate of incorporation (the “Proposed Charter”) of DFHT, to be renamed CareMax, Inc., a copy of which is attached to the accompanying proxy statement as Annex B, which will amend and restate the second amended and restated certificate of incorporation of DFHT, dated July 16, 2020 (the “Current Charter”), which Proposed Charter will be in effect upon the closing of the Business Combination (the “Closing”) (the “Charter Amendment Proposal”);

4.
The Incentive Plan Proposal — To consider and vote upon, assuming the Business Combination

Proposal is approved and adopted, the 2021 Long-Term Incentive Award Plan (the “2021 Plan”), a copy of which is attached to the accompanying proxy statement as Annex D (the “Incentive Plan Proposal”); and
5.
The Adjournment Proposal — To consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote, or we determine that one or more of the closing conditions under the Business Combination is not satisfied or waived (the “Adjournment Proposal”).

Only DFHT stockholders of record at the close of business on April 29, 2021 are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.
Pursuant to our Current Charter, we will provide our public stockholders with the opportunity to redeem their shares of DFHT Class A Common Stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (as defined in the accompanying proxy statement) calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to DFHT to fund DFHT’s working capital requirements (subject to an annual limit of $500,000) and/or to pay our taxes, divided by the number of then outstanding public shares. For illustrative purposes, based on funds in the Trust Account of approximately $144 million on December 31, 2020, the estimated per share redemption price would have been approximately $10.00 per share. Public stockholders may elect to redeem their shares even if they vote for the Business Combination Proposal. The Current Charter provides that a public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 20% of the public shares. Our sponsor and our executive officers and directors (collectively with our sponsor, the “initial stockholders”) have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they hold in connection with the completion of the Business Combination.
In connection with our initial public offering (our “IPO”), our initial stockholders agreed to vote their founder shares and any public shares purchased during or after our IPO in favor of the Business Combination. Currently, our initial stockholders own approximately 20% of the total issued and outstanding shares of DFHT Common Stock. Additionally, Deerfield Partners, an affiliate of our sponsor, agreed to vote the 3,360,000 public shares underlying the units it purchased in the IPO in favor of the Business Combination, subject to Deerfield Partners’ consent right (as described in the accompanying proxy statement).
The approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of DFHT Common Stock as of the record date for the Special Meeting, voting together as a single class. The approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal and the Adjournment Proposal each require the affirmative vote of a majority of votes cast by holders of shares of DFHT Common Stock present in person (which would include presence at a virtual meeting) or by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class.
It is a condition to the Closing that the amount of cash available to DFHT in the aggregate, including amounts held in the Trust Account, will be at least $50 million, after giving effect to the sale and issuance of shares of DFHT Class A Common Stock in the PIPE Investments. As of December 31, 2020, there was approximately $144 million remaining in our Trust Account, and we have secured committed funds in an amount equal to $100 million in the Deerfield PIPE Investments and $310 million in the Third-Party PIPE Investments. Pursuant to the terms of the Current Charter, holders of DFHT Class A Common Stock will have the right to redeem their shares for their pro rata portion of the Trust Account in connection with the completion of the Business Combination. Each redemption of shares of DFHT Class A Common Stock by our public stockholders will decrease the amount in our Trust Account, requiring us to raise additional proceeds to meet the $50 million minimum condition. In no event, however, will we consummate an initial business combination if such transaction would cause our net tangible assets to be less than $5,000,001. As a result of the commitments from the PIPE Investments, we expect to be able to meet the $50 million minimum condition.
Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposed business combination and related transactions and each of our proposals. We encourage you to read the accompanying proxy statement carefully. If you have any questions or need assistance voting your shares, please call us at (212) 551-1600.
By Order of the Board of Directors,
Steven Hochberg President and Chief Executive Officer
May 14, 2021

i

ANNEX A Business Combination Agreement
ANNEX B Form of Third Amended and Restated Certificate of Incorporation
ANNEX C Form of Amended and Restated Bylaws
ANNEX D 2021 Long-Term Incentive Award Plan
ANNEX E Lock-up Agreement
ANNEX F Amended and Restated Registration Rights Agreement
ANNEX G Consent and Waiver Letter
ANNEX H Form of Subscription Agreement
ANNEX I Form of Deerfield Subscription Agreement

ii

CERTAIN DEFINED TERMS
“Adjustment Escrow Amounts” means the $1,500,000 in cash and the Adjustment Escrow Shares that DFHT will place into an adjustment escrow account at the Closing.
“Adjustment Escrow Shares” means the 71,000 shares of DFHT Class A Common Stock that DFHT will place into an adjustment escrow account at the Closing.
“Amended and Restated Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of December 18, 2020, which amends and restates in its entirety the existing registration rights agreement, dated July 16, 2020, by and between DFHT and the parties thereto.
“Board” means the board of directors of DFHT.
“Business Combination” means the transactions contemplated by the Business Combination Agreement, including (a) the sale and transfer of 100% of the equity interests in CareMax by members of the CareMax Group in favor of DFHT and (b) the sale and transfer of 100% of the equity interests in IMC by IMC Parent in favor of DFHT.
“Business Combination Agreement” means that certain Business Combination Agreement, dated as of December 18, 2020, as amended, by and among DFHT, CareMax, IMC, the CareMax Group, IMC Parent and, solely for the limited purposes specified therein, Deerfield Partners.
“CareMax” means CareMax Medical Group, LLC.
“CareMax Earnout Shares” means up to an additional 3,500,000 shares of DFHT Class A Common Stock payable after the Closing to the members of the CareMax Group, subject to certain post-Closing conditions as described herein.
“CareMax Group” means O.M. Investment Group, Inc., C.G.D. Investment Group, Inc., Joseph n. De Vera, PA, NKP Caremax, LLC and Mouquin Trotter, Inc.
“Closing” means the closing of the Business Combination.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company” or “DFHT” means Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation.
“Consent and Waiver Letter” means that certain consent and waiver letter, by and among DFHT, the sponsor and Deerfield Partners, dated December 18, 2020.
“Current Charter” means DFHT’s second amended and restated certificate of incorporation, dated July 16, 2020, as amended.
“Debt Financing” means the commitment letter from certain lending affiliates of Royal Bank of Canada to syndicate and arrange $125 million senior secured credit facilities for the benefit of DFHT and certain of its subsidiaries for the purpose of funding the transactions contemplated by the Business Combination Agreement and other general corporate purposes.
“Deerfield Management” means Deerfield Management Company, L.P., a Delaware series limited partnership (Series C) and its affiliates.
“Deerfield Partners” means Deerfield Partners, L.P.
“Deerfield PIPE Investments” means 10,000,000 shares of DFHT Class A Common Stock to be purchased in a private placement by Deerfield Partners and the sponsor in connection with the Business Combination, pursuant to the Deerfield Subscription Agreement, consisting of 9,600,000 shares of DFHT Class A Common Stock to be purchased by Deerfield Partners and 400,000 shares of DFHT Class A Common Stock to be purchased by the sponsor.
“Deerfield Subscription Agreements” means certain subscription agreements, each dated December 18, 2020, with each of Deerfield Partners and the sponsor, pursuant to which such investors have agreed to purchase the Deerfield PIPE Investments.

“DFHT”, “we,” “our” or “us” means Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation, unless otherwise specified herein.
“DFHT Class A Common Stock” means the Class A common stock of the Company, par value $0.0001 per share.
“DFHT Class B Common Stock” means the Class B common stock of the Company, par value $0.0001 per share.
“DFHT Common Stock” means the DFHT Class A Common Stock and DFHT Class B Common Stock.
“DGCL” means the General Corporation Law of the State of Delaware.
“Earnout Shares” means the CareMax Earnout Shares and the IMC Earnout Shares.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“First Earnout Period” means the 12-month period following the Closing Date.
“founder shares” means the shares of DFHT Class B Common Stock initially purchased by our sponsor in a private placement prior the IPO and the shares of DFHT Class A Common Stock that will be issued upon the automatic conversion of the shares of Class B common stock at the time of DFHT’s initial business combination as described herein.
“GAAP” means generally accepted accounting principles in the United States.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“IMC” means IMC Medical Group Holdings, LLC, a Delaware corporation, and its subsidiaries.
“IMC Earnout Shares” means up to an additional 2,900,000 shares of DFHT Class A Common Stock payable after the Closing to IMC Parent, subject to certain post-Closing conditions as described herein.
“IMC Parent” means IMC Holdings, LLC, a Delaware limited liability company.
“initial stockholders” means DFHT’s sponsor and its executive officers and directors, who were the holders of the founder shares prior to the IPO.
“IPO” means the initial public offering of the Company, which closed on July 21, 2020.
“Lock-up Agreement” means that certain lock-up agreement, dated December 18, 2020, by and between DFHT and the sponsor, Deerfield Partners, certain other shareholders of DFHT, the CareMax Group and IMC Parent.
“Morrow” means Morrow Sodali LLC, proxy solicitor to the Company.
“management” or our “management team” are DFHT’s executive officers and directors.
“Nasdaq” means The Nasdaq Stock Market.
“PIPE Investments” means the Deerfield PIPE Investments and the Third-Party PIPE Investments.
“private placement warrants” means the 2,916,667 warrants held by the sponsor that were issued to the sponsor concurrently with the Company’s IPO, each of which is exercisable for one share of DFHT Class A Common Stock, in accordance with its terms.
“Proposed Bylaws” means the proposed amended and restated bylaws, which will become the post-Business Combination company’s bylaws upon the Closing, assuming the consummation of the Business Combination.
“Proposed Charter” means DFHT’s proposed third amended and restated certificate of incorporation, which will become the post-Business Combination company’s certificate of incorporation upon the Closing, assuming the consummation of the Business Combination.

“public shares” means shares of DFHT Class A Common Stock included in the units issued in the Company’s IPO.
“public warrants” means the warrants included in the units issued in the Company’s IPO, each of which is exercisable to purchase one share of DFHT Class A Common Stock, in accordance with its terms.
“Record Date” means April 29, 2021.
“SEC” means the United States Securities and Exchange Commission.
“Second Earnout Period” means the 24-month period following the Closing Date.
“Securities Act” means the Securities Act of 1933, as amended.
“Sellers” means the CareMax Group and IMC Parent.
“Special Meeting” means the special meeting of the stockholders of the Company that is the subject of this proxy statement.
“sponsor” means DFHTA Sponsor LLC, a Delaware limited liability company.
“Third-Party Investors” means certain third-party investors who are party to the Third-Party Subscription Agreements.
“Third-Party Subscription Agreements” means certain subscription agreements, each dated December 18, 2020, with certain third-party investors pursuant to which such investors have agreed to purchase the Third-Party PIPE Investments.
“Third-Party PIPE Investments” means the 31,000,000 shares of DFHT Class A Common Stock to be issued in a private placement with certain third-party investors in connection with the Business Combination, pursuant to the Third-Party Subscription Agreements.
“Transfer Agent” means Continental Stock Transfer & Trust Company.
“Trust Account” means the trust account of the Company that holds the proceeds from the Company’s IPO.
“units” means the units sold in the IPO, each of which consists of one share of DFHT Class A Common Stock and one-fifth of one warrant.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements. Forward-looking statements provide DFHT’s, CareMax’s and IMC’s current expectations or forecasts of future events. The information included in this proxy statement in relation to CareMax has been provided by CareMax and its management team, and the information included in this proxy statement in relation to IMC has been provided by IMC and its management team. Forward-looking statements include statements about each of DFHT’s, CareMax’s and IMC’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements relating to DFHT in this proxy statement include, but are not limited to, statements about:
•
the benefits of the Business Combination;

•
our ability to complete an initial business combination, including the Business Combination;

•
our ability to meet the closing conditions to the Business Combination, including approval by the stockholders of DFHT and the availability of at least $50 million of cash, after giving effect to redemptions of public shares, if any, and the sale and issuance of shares of DFHT Class A Common Stock in the PIPE Investments;

•
the future financial performance of the Company following the Business Combination;

•
success in retaining or recruiting, or changes required in, DFHT’s officers, key employees or directors following an initial business combination;

•
officers and directors allocating their time to other businesses and potentially having conflicts of interest with DFHT’s business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•
public securities’ potential liquidity and trading;

•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement;

•
use of proceeds not held in the Trust Account;

•
expansion plans and opportunities; and

•
impact from the outcome of any known and unknown litigation.

Forward-looking statements relating to CareMax, IMC and the Company following the Closing in this proxy statement include, but are not limited to, statements about:
•
market conditions and global and economic factors beyond CareMax’s and IMC’s control, including the potential adverse effects of the ongoing global coronavirus (COVID-19) pandemic;

•
CareMax's and IMC's growth strategy, including organic growth and growth by acquisition, and the combined company’s ability to realize expected results;

•
CareMax's and IMC's ability to obtain and maintain enrollment, licensure, certification and accreditation for the provision of healthcare services;

•
CareMax’s and IMC’s marketing, customer retention and ability to attract new patients;

•
the impact of reductions in Medicare reimbursement rates or changes in the rules governing the Medicare program, including the Medicare Advantage program;

•
CareMax’s and IMC’s ability to adapt to changes in the healthcare industry, including changes to laws and regulations;

•
CareMax’s and IMC’s competitive position and expectations regarding developments and projections relating to their competitors;

•
changes in the market for CareMax or IMC services;

•
the timing, scope and likelihood of regulatory filings;

•
litigation and the ability to adequately protect the combined company’s intellectual property rights; and

•
other factors detailed under the section entitled “Risk Factors.”

These forward-looking statements are based on information available as of the date of this proxy statement, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
In addition, statements that DFHT, CareMax or IMC “believes” and similar statements reflect such parties’ beliefs and opinions on the relevant subject. These statements are based upon information available to such party as of the date of this proxy statement, and while such party believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and these statements should not be read to indicate that DFHT, CareMax or IMC has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:
•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement;

•
the outcome of any legal proceedings that may be instituted against DFHT, CareMax or IMC following announcement of the proposed Business Combination and transactions contemplated therein;

•
the inability to complete the transactions contemplated by the proposed Business Combination due to the failure to obtain approval of the stockholders of DFHT or other conditions to Closing in the Business Combination Agreement;

•
the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein;

•
the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees, and the ability to integrate CareMax and IMC;

•
costs related to the proposed Business Combination;

•
the ability to obtain or maintain the listing of DFHT Class A Common Stock on Nasdaq following the Business Combination;

•
the possibility that DFHT, CareMax or IMC may be adversely impacted by other economic, business, and/or competitive factors;

•
future exchange and interest rates; and

•
other risks and uncertainties indicated in this proxy statement, including those under “Risk Factors” herein, and other filings that have been made or will be made with the SEC.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS
The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Special Meeting, including with respect to the proposed Business Combination. The following questions and answers may not include all the information that is important to DFHT stockholders. DFHT urges stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.
Q:
Why am I receiving this proxy statement?

A:
DFHT stockholders are being asked to consider and vote upon a proposal to approve and adopt the Business Combination Agreement, among other proposals. DFHT has entered into the Business Combination Agreement that provides for (a) the sale and transfer of 100% of the equity interests in CareMax by members of the CareMax Group (as defined and further described in this proxy statement) in favor of DFHT and (b) the sale and transfer of 100% of the equity interests in IMC by IMC Holdings, LLC, a Delaware limited liability company (“IMC Parent”) in favor of DFHT, as a result of which, upon consummation of the Business Combination, CareMax and IMC will become wholly-owned subsidiaries of DFHT. In connection with the Business Combination, the cash held in the Trust Account (after giving effect to any redemptions), the anticipated proceeds from the PIPE Investments and the proceeds of the Debt Financing (as defined below) will be used to pay fees and expenses related to the transaction and for general corporate purposes. The transactions contemplated by the Business Combination Agreement and the anticipated financing transactions collectively are referred to herein as the “Business Combination.” A copy of the Business Combination Agreement is attached to this proxy statement as Annex A.

DFHT Class A Common Stock, units and warrants are currently listed on Nasdaq under the symbols “DFHT,” “DFHTU,” and “DFHTW,” respectively. DFHT has applied to continue the listing of DFHT Class A Common Stock on Nasdaq under the symbol “CMAX” upon the Closing. Following the Closing, it is expected that DFHT warrants will trade on Nasdaq under the symbol “CMAXW”. In connection with the Closing, each of the DFHT outstanding units will separate into the underlying shares of DFHT Class A common stock and public warrants and so the combined company will not have units traded following Closing of the Business Combination.
This proxy statement and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Special Meeting. You should read this proxy statement and its annexes carefully and in their entirety.
Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.
Q:
What is being voted on?

A:
Below are the proposals on which DFHT stockholders are being asked to vote.

1.
To approve and adopt the Business Combination Agreement (the “Business Combination Proposal”);

2.
To approve, assuming the Business Combination Proposal is approved and adopted, for purposes of complying with the applicable provisions of Nasdaq Stock Exchange Listing Rule 5635 (each, a “Nasdaq Listing Rule”), (a) the issuance of approximately 21,337,288 newly issued shares of DFHT Class A Common Stock in the Business Combination, subject to cash and net working capital adjustments as provided in the Business Combination Agreement and up to 6,400,000 additional earnout shares, (b) the issuance and sale of 10,000,000 newly issued shares of DFHT Class A Common Stock in a private placement with Deerfield Partners and the sponsor in connection with the Business Combination (the “Deerfield PIPE Investments”) and (c) the issuance and sale of 31,000,000 newly issued shares of DFHT Class A Common Stock in a private placement with certain third-party investors in connection with the Business Combination (the “Third-Party PIPE Investments”), to the extent such issuances would require a stockholder vote under the applicable Nasdaq Listing Rule (the “Nasdaq Stock Issuance Proposal”);

3.
To approve, assuming the Business Combination Proposal is approved and adopted, a proposed third amended and restated certificate of incorporation (the “Proposed Charter”) of DFHT, to be renamed CareMax, Inc., a copy of which is attached to this proxy statement as Annex B, which will amend and restate the second amended and restated certificate of incorporation of DFHT, dated July 16, 2020 (the “Current Charter”), which Proposed Charter will be in effect upon the Closing(the “Charter Amendment Proposal”);

4.
To approve, assuming the Business Combination Proposal is approved and adopted, the 2021 Long-Term Incentive Award Plan (the “2021 Plan”), a copy of which is attached to this proxy statement as Annex D (the “Incentive Plan Proposal”); and

5.
To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more stockholder proposals presented at the Special Meeting or we determine that one or more of the closing conditions under the Business Combination is not satisfied or waived (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Q:
Are the proposals conditioned on one another?

A:
The Business Combination Proposal is conditioned upon the approval of the Nasdaq Stock Issuance Proposal and the Charter Amendment Proposal. The Nasdaq Stock Issuance Proposal, the Charter Amendment Proposal and the Incentive Plan Proposal are each conditioned on the approval of the Business Combination Proposal. The Adjournment Proposal does not require the approval of any other proposal to be effective. It is important for you to note that in the event that any of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal or the Charter Amendment Proposal does not receive the requisite vote for approval, then DFHT will, unless the relevant condition under the Business Combination Agreement is waived, not consummate the Business Combination. If DFHT does not consummate the Business Combination and fails to complete an initial business combination by July 21, 2022, DFHT’s Current Charter requires it to dissolve and liquidate the Trust Account.

Q:
Why is DFHT proposing the Business Combination Proposal?

A:
Under DFHT’s Current Charter, it must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of an initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, DFHT has elected to provide its stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote rather than a tender offer. Therefore, DFHT is seeking to obtain the approval of the stockholders of the Business Combination Proposal in order to allow its public stockholders to effectuate redemptions of their public shares in connection with the Closing.

Q:
What will happen in the Business Combination?

A:
At the closing of the Business Combination, DFHT will acquire all of the issued and outstanding equity interests of CareMax and IMC, as a result of which CareMax and IMC will become wholly-owned subsidiaries of DFHT. In connection with the Business Combination, the cash held in the Trust Account (after giving effect to any redemptions), the anticipated proceeds from the PIPE Investments and the proceeds of the Debt Financing will be used to pay fees and expenses related to the transaction and for general corporate purposes.

Q:
What will CareMax and IMC equityholders receive in connection with the Business Combination?

A:
The aggregate consideration payable at the closing of the Business Combination to the equityholders of CareMax and IMC will be approximately $364 million and $250 million, respectively, less repayment of debt. In addition to the net debt adjustment, the aggregate consideration payable is further subject to the purchase price adjustments as set forth in the Business Combination Agreement (the “Closing Merger Consideration”). The Closing Consideration is required to be comprised of 68% and 45% in cash for each of the equityholders of CareMax and IMC, with the remainder of the Closing Merger Consideration comprising DFHT Class A Common Stock, valued at a reference price of $10.00 per share.
Assuming net debt of $21 million for CareMax and $61 million for IMC as of December 31, 2020 and using the percentages above, the Closing Consideration will be $343 million to CareMax equityholders and $189 million to IMC equityholders, using the reference price of $10.00 per share and excluding the Earnout Shares described below.
An additional 3,500,000 and 2,900,000 shares of DFHT Class A Common Stock (the “Earnout Shares”) are payable after the Closing to the members of the CareMax Group and IMC Parent, respectively, upon satisfaction of the following conditions: (i) if within the first year after the Closing (the “First Earnout Period”) the trading price of DFHT Class A Common Stock equals or exceeds $12.50 on any 20 trading days in any 30-day trading period (the “First Share Price Trigger”), then 1,750,000 and 1,450,000 of the Earnout Shares will be released to the members of the CareMax Group and IMC Parent, respectively, or (ii) if within the second year after the Closing (the “Second Earnout Period”) the trading price of DFHT Class A Common Stock equals or exceeds $15.00 on any 20 trading days in any 30-day trading period (the “Second Share Price Trigger” and collectively, the “Share Price Triggers”), then 1,750,000 and 1,450,000 of the Earnout Shares will be released to the members of the CareMax Group and IMC Parent, respectively. Notwithstanding the foregoing, if the First Share Price Trigger is not satisfied but the Second Share Price Trigger is satisfied, DFHT will issue 3,500,000 and 2,900,000 shares of DFHT Class A Common Stock to the members of the CareMax Group and IMC Parent, respectively.
We have also calculated the current fair value of the consideration to CareMax and IMC shareholders, including the Earnout Shares and using the 60-day volume weighted average price (“VWAP”) for DFHT stock of $13.74, as of April 14, 2021. The fair value of total consideration to CareMax shareholders will be $422 million, including $233 million in cash, $151 million in DFHT stock at the 60-day VWAP, and $38 million in contingent consideration at fair value. The total consideration to IMC shareholders will be $259 million, including $85 million in cash, $142 million in DFHT stock at the 60-day VWAP, and $32 million in contingent consideration at fair value.
At the Closing, DFHT will deposit $500,000 and $1,000,000 into adjustment escrow accounts (the “Adjustment Escrow Amounts”), and of such $500,000 amount, 68% will be in cash and 32% will be in shares of DFHT Class A Common Stock, and of such $1,000,000 amount, 45% will be in cash and 55% will be in shares of DFHT Class A Common Stock, for the purpose of securing post-closing adjustment obligations of the CareMax Group and IMC Parent, respectively. Following the date on which the Closing Consideration is finally determined, pursuant to the Business Combination Agreement, all or a portion of the applicable Adjustment Escrow Amounts will either be released to the applicable Seller or to DFHT in accordance with certain adjustment mechanisms.
Q:
What equity stake will current DFHT stockholders and former CareMax and IMC equityholders hold in the Company after the closing of the Business Combination?

A:
It is anticipated that, upon completion of the Business Combination: (i) the CareMax Group and IMC Parent will collectively own approximately 27% of the combined company; (ii) Deerfield Management will beneficially own approximately 16% of the combined company (exclusive of shares held by the sponsor); (iii) the other DFHT public stockholders (including the Third-Party Investors) will own approximately 53% of the combined company; and (iv) DFHTA Sponsor LLC (the “sponsor”) will own approximately 4% of the combined company. These levels of ownership interest (a) assume that no DFHT public stockholder exercises redemption rights with respect to its shares for a pro rata portion of the funds in the Trust Account and (b) do not take into account the Earnout Shares, the Adjustment Escrow Shares or the public warrants and private placement warrants to purchase DFHT Class A Common Stock that will remain outstanding immediately following the Business Combination.

If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by DFHT’s existing stockholders in DFHT will be different.

See the section titled “Selected Unaudited Pro Forma Condensed Combined Financial Information” for further information.
Q:
What conditions must be satisfied to complete the Business Combination?

A:
There are a number of closing conditions in the Business Combination Agreement, including that DFHT stockholders have approved and adopted the Business Combination Agreement. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “Proposal No. 1 — Approval of the Business Combination Proposal — Conditions to Closing of the Business Combination.”

Q:
Will DFHT obtain new financing in connection with the Business Combination?

A:
DFHT has received a commitment letter from certain lending affiliates of Royal Bank of Canada to syndicate and arrange $125 million senior secured credit facilities for the benefit of DFHT and certain of its subsidiaries for the purpose of funding the transactions contemplated by the Business Combination Agreement and other general corporate purposes. See the section entitled “Proposal No. 1 — Approval of the Business Combination Proposal — Debt Financing.”

Q:
Are there any arrangements to help ensure that the Company will have sufficient funds, together with the proceeds in its Trust Account and from the Debt Financing, to fund the total consideration for the Business Combination?

A:
Yes. The Company has secured committed funds in an amount equal to $410 million from the PIPE Investments. The Company has entered into subscription agreements with Deerfield Partners, our sponsor and certain third-party investors, pursuant to which the Company will issue securities of DFHT, which will consist of DFHT Class A Common Stock, for approximately $410 million in gross proceeds, which will be used to pay fees and expenses related to the transaction and for general corporate purposes. The PIPE Investments are to be consummated immediately prior to the Closing. See the sections entitled “Proposal No. 1 — Approval of the Business Combination Proposal — Deerfield PIPE Investments” and “Proposal No. 1 — Approval of the Business Combination Proposal — Third-Party PIPE Investments.”

Q:
Why is DFHT proposing the Nasdaq Stock Issuance Proposal?

A:
DFHT is proposing the Nasdaq Stock Issuance Proposal in order to comply with Nasdaq Listing Rules 5635(a), (b) and (d), which require stockholder approval of certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of common stock outstanding before the issuance of stock or securities or a change of control of the issuer.

In connection with the Business Combination, the Company expects to issue: (i) approximately 21,337,288 shares of DFHT Class A Common Stock in the Business Combination (excluding the Earnout Shares and the Adjustment Escrow Shares), (ii) 10,000,000 shares of DFHT Class A Common Stock in the Deerfield PIPE Investments and (iii) 31,000,000 shares of DFHT Class A Common Stock in the Third-Party PIPE Investments. Because DFHT may issue 20% or more of the outstanding DFHT Class A Common Stock when considering together the Business Combination and the PIPE Investments and because such transactions will cause a change of control of DFHT, it is required to obtain stockholder approval of such issuance pursuant to Nasdaq Listing Rules 5635(a), (b) and (d). For more information, please see the section entitled “Proposal No. 2 — Approval of the Nasdaq Stock Issuance Proposal.”
Q:
What happens if I sell my shares of DFHT Class A Common Stock before the Special Meeting?

A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting. If you transfer your shares of DFHT Class A Common Stock after the Record Date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be able to seek redemption of your shares because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination. If you transfer your shares of DFHT Class A Common Stock prior to the Record Date, you will have no right to vote those shares at the Special Meeting or redeem those shares for a pro rata portion of the proceeds held in the Trust Account.
Q:
What vote is required to approve the proposals presented at the Special Meeting?

A:
The approval of each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of DFHT Common Stock present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a DFHT stockholder’s abstention, failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting or the failure of a DFHT stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee (a “broker non-vote”) will, assuming a valid quorum is established, have no effect on the outcome of any vote on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal or the Adjournment Proposal.

The approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of DFHT Common Stock voting together as a single class as of the Record Date. Accordingly, a DFHT stockholder’s abstention, failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting or a broker non-vote will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.
Q:
May DFHT or the sponsor, DFHT’s directors, officers, advisors or their respective affiliates purchase shares in connection with the Business Combination?

A:
In connection with the stockholder vote to approve the proposed Business Combination, the sponsor, directors, officers, or advisors or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per share pro rata portion of the Trust Account. None of DFHT’s directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase would include a contractual acknowledgement that such stockholder, although still the holder of shares of DFHT Common Stock as of the Record Date, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and could include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser. In the event that the sponsor, DFHT’s directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per share pro rata portion of the Trust Account.

Q:
How many votes do I have?

A:
DFHT stockholders are entitled to one vote at the Special Meeting for each share of DFHT Common Stock held of record as of the Record Date. As of the close of business on the Record Date, there were 17,968,750 outstanding shares of DFHT Common Stock.

Q:
What constitutes a quorum?

A:
Holders of a majority in voting power of DFHT Common Stock outstanding and entitled to vote at the Special Meeting, present in person (which would include presence at a virtual meeting) or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting will have power to adjourn the Special Meeting. As of the Record Date for the Special Meeting, 8,984,376 shares of DFHT Common Stock would be required to achieve a quorum.

Q:
How will DFHT’s sponsor, directors, officers and certain other investors vote?

A:
In connection with the IPO, initial stockholders agreed to vote their founder shares and any public shares purchased during or after the IPO in favor of the Business Combination. It is expected that our initial stockholders will also vote in favor of the other proposals to be voted on by DFHT stockholders at the Special Meeting. Currently, our initial stockholders own approximately 20% of the total issued and outstanding shares of DFHT Common Stock.
Additionally, Deerfield Partners, an affiliate of our sponsor, agreed to vote the 3,360,000 public shares underlying the units it purchased in the IPO in favor of the Business Combination, subject to Deerfield Partners’ consent right (as described in the section entitled “Certain Relationships and Related Party Transactions — DFHT’s Related Party Transactions — Transactions with Deerfield Partners”).
Q:
What interests do DFHT’s sponsor and current directors and officers have in the Business Combination?

A:
When considering our Board’s recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that our sponsor, directors and officers have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:

•
the fact that our initial stockholders have entered into agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of our initial business combination;

•
the fact that the other members of our management team have entered into agreements similar to the one entered into by our initial stockholders with respect to any public shares acquired by them in or after the Company’s IPO;

•
the fact that our initial stockholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination by July 21, 2022. If we do not complete our initial business combination by July 21, 2022, the private placement warrants will expire worthless;

•
the fact that our initial stockholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of: (i) one year after the completion of our initial business combination and (ii) the date following the completion of our initial business combination on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their common stock for cash, securities or other property. Notwithstanding the foregoing, if the closing price of our DFHT Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the founder shares will be released from the lockup. Subject to certain limited exceptions, the private placement warrants will not be transferable until 30 days following the completion of our initial business combination. Because each of our executive officers and director nominees will own common stock or warrants directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination;

•
the fact that our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination;

•
the fact that in no event will our sponsor or any of our existing officers or directors, or any of their respective affiliates, be paid by the company any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination;

•
the fact that our initial stockholders have agreed to vote their founder shares and any public shares purchased during or after the Company’s IPO in favor of our initial business combination, and Deerfield Partners agreed to vote the public shares it purchased in the Company’s IPO in favor of our initial business combination, subject to Deerfield Partners’ consent right with respect to our initial business combination.

•
the fact that we have agreed not to complete a business combination without the consent of Deerfield Partners, which owns a significant interest in our sponsor, which consent Deerfield Partners has indicated it would not provide if our proposed business combination were to be with a target that is not in the healthcare industry;

•
the fact that the sponsor paid $25,000 for the founder shares and these shares will have a significantly higher value at the time of the business combination, and that, since the initial stockholders have waived their redemption rights and their rights to liquidating distributions from the trust account, as noted above, a transaction resulting in an increase in value for the initial stockholders but a loss in value for public stockholders will result in a total loss of investment for the initial stockholders if the transaction is not approved and an alternative business combination is not consummated;

•
the fact that the initial stockholders (including entities controlled by DFHT’s officers and directors) have made an aggregate average investment per share of DFHT Common Stock of less than $0.01 as of the consummation of the Company’s IPO, and as a result of the significantly lower investment per share of the initial stockholders as compared with the investment per share of DFHT’s public stockholders, a transaction which results in an increase in the value of the investment of the initial stockholders may result in a decrease in the value of the investment of DFHT’s public stockholders;

•
the fact that the sponsor paid $4,375,000 for its 2,916,667 private placement warrants, and if a business combination is not consummated by July 21, 2022, the proceeds from the sale of the private placement warrants will be used to fund the redemption of public shares (subject to the requirements of applicable law), and the private placement warrants will be worthless;

•
the fact that if the Trust Account is liquidated, including if we are unable to complete an initial business combination within the required time period, the sponsor has agreed that it will be jointly and severally liable to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if the target business or vendor has not executed a waiver of any and all rights to seek access to the Trust Account;

•
the anticipated appointment of our Executive Chairman as the Executive Chairman of the post-combination company;

•
the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•
the fact that the sponsor and our officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses or repaid the Working Capital Loans (as defined in the section entitled “Certain Relationships and Related Transactions — DFHT’s Related Party Transactions — Related-Party Loans”, if any, if an initial business combination is not consummated by July 21, 2022;

•
the fact that at the signing of the Business Combination Agreement we entered into the Consent and Waiver Letter (as described below) with the sponsor and Deerfield Partners, pursuant to which Deerfield Partners consented to the consummation of the Business Combination and the sponsor also waived any adjustment of the conversion provisions in Section 4.3(b)(ii) of the Current Charter that would, solely as a result of the consummation of the Business Combination, cause the DFHT Class B Common Stock to convert to DFHT Class A Common Stock at a ratio of greater than one-for-one upon consummation of the Business Combination; and

•
the fact that at the signing of the Business Combination Agreement we entered into the Amended and Restated Registration Rights Agreement, to take effect upon the Closing, which provides for registration rights to the rights holders (including the initial stockholders and Deerfield Partners and the other parties thereto) and their permitted transferees.

Q:
What happens if I vote against the Business Combination Proposal?

A:
If the Business Combination Proposal is not approved and DFHT does not consummate a business combination by July 21, 2022, its Current Charter requires it to dissolve and liquidate the Trust Account.

Q:
Do I have redemption rights?

A:
If you are a public stockholder, you have the right to request that DFHT redeem all or a portion of your public shares for cash, provided that you follow the procedures and deadlines described elsewhere in this proxy statement under the heading “Special Meeting of DFHT Stockholders —  Redemption Rights.” Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Business Combination Proposal. We sometimes refer to these rights to elect to redeem all or a portion of the public shares into a pro rata portion of the cash held in the Trust Account as “redemption rights.” If you wish to exercise your redemption rights, please see the answer to the next question: “How do I exercise my redemption rights?”

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its public shares with respect to more than an aggregate of 20% of the public shares. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 20% of the public shares, then any such shares in excess of that 20% limit would not be redeemed for cash.
DFHT’s initial stockholders have entered into a letter agreement with DFHT, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with the completion of the Business Combination or another initial business combination.
Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights irrespective of whether you vote your public shares “FOR” or “AGAINST” the Business Combination Proposal or any other proposal described by this proxy statement. The Business Combination Agreement may be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of Nasdaq. Additionally, shares properly tendered for redemption will only be redeemed if the Business Combination is consummated.

Q:
How do I exercise my redemption rights?

A:
If you are a public stockholder and wish to exercise your right to redeem your public shares, you must:

•
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

•
prior to 5 p.m., Eastern time, on June 2, 2021 (two business days prior to the date of the Special Meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to the Transfer Agent that DFHT redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through Depository Trust Company’s, or DTC’s, DWAC (Deposit/Withdrawal At Custodian) system.

The address of Continental Stock Transfer & Trust Company, the Transfer Agent, is listed under the question “Who can help answer my questions?” below.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the Transfer Agent directly and instruct them to do so.
Any public stockholder will be entitled to request that their public shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to DFHT to fund DFHT’s working capital requirements (subject to an annual limit of $500,000) and/or to pay our taxes, divided by the number of then outstanding public shares. For illustrative purposes, based on funds in the Trust Account of approximately $144 million on December 18, 2020, the estimated per share redemption price would have been approximately $10.00 per share. It is anticipated that the funds to be distributed to holders of our public shares electing to redeem their shares will be distributed promptly after the completion of the Business Combination.
Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for submitting redemption requests. Furthermore, if a holder of a public share delivers its certificate in connection with an election of redemption rights and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may simply request that the Transfer Agent return the certificate (physically or electronically). The holder can make such request by contacting the Transfer Agent, at the address or email address listed in this proxy statement. It is anticipated that the funds to be distributed to holders of our public shares electing to redeem their shares will be distributed promptly after the completion of the Business Combination.
Any corrected or changed written exercise of redemption rights must be received by DFHT’s secretary prior to the deadline for submitting redemption requests. No request for redemption will be honored unless the holder’s stock has been delivered (either physically or electronically) to the Transfer Agent by 5 p.m., Eastern time, on June 2, 2021 (two business days prior to the date of the Special Meeting).
If you are a holder of public shares and you exercise your redemption rights, it will not result in the loss of any public warrants that you may hold.
Q:
What are the federal income tax consequences of exercising my redemption rights?

A:
The U.S. federal income tax consequences of exercising your redemption rights depend on the particular facts and circumstances. See the section entitled “Certain U.S. Federal Income Tax Considerations of the Redemption.” DFHT urges you to consult your tax advisor regarding the tax consequences of exercising your redemption rights.

Q:
If I am a DFHT holder of warrants, can I exercise redemption rights with respect to my warrants?

A:
No. Holders of DFHT warrants have no redemption rights with respect to the warrants.

Q:
If I am a DFHT holder of units, can I exercise redemption rights with respect to my units?

A:
No. Holders of DFHT units must elect to separate the units into the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If you hold your units in an account at a brokerage firm or bank, you must notify your broker or bank that you elect to separate the units into the underlying public shares and public warrants, or if you hold units registered in your own name, you must contact the Transfer Agent directly and instruct them to do so. If you fail to cause your units to be separated and delivered to the Transfer Agent by 5 p.m., Eastern time, on June 2, 2021 (two business days prior to the date of the Special Meeting), you will not be able to exercise your redemption rights with respect to your public shares.

Q:
Do I have appraisal rights if I object to the proposed Business Combination?

A:
No. DFHT stockholders are not entitled to exercise appraisal rights under Delaware law in connection with the Business Combination. Appraisal rights are unavailable under Delaware law in connection with the Business Combination to holders of DFHT Class A Common Stock because it is currently listed on a national securities exchange and such holders are not required to receive any consideration. Holders of DFHT Class A Common Stock may vote against the Business Combination Proposal or redeem their public shares if they are not in favor of the adoption of the Business Combination Agreement or the Business Combination. Appraisal rights are unavailable under Delaware law in connection with the Business Combination to the initial stockholders (the holders of DFHT Class B Common Stock) because they have agreed to vote in favor of the Business Combination.

Q:
What happens to the funds held in the Trust Account upon consummation of the Business Combination?

On the completion of the Business Combination, the funds held in the Trust Account will be used to pay amounts due to any holders of public shares who exercise their redemption rights as described above, to pay the underwriters their deferred underwriting commissions, to pay all or a portion of the consideration payable to the target or owners of the target of the Business Combination and to pay other expenses associated with the Business Combination.
Q:
What happens if a substantial number of the public stockholders vote in favor of the Business Combination Proposal and exercise their redemption rights?

A:
DFHT stockholders who vote in favor of the Business Combination may also nevertheless exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of public stockholders are reduced as a result of redemptions by public stockholders. Nonetheless, the consummation of the Business Combination is conditioned upon, among other things, the $50 million minimum condition described below (though this condition may be waived by CareMax and IMC).

Q:
What happens if the Business Combination is not consummated or is terminated?

A:
There are certain circumstances under which the Business Combination Agreement may be terminated. See the section entitled “Proposal No. 1 — Approval of the Business Combination Proposal — The Business Combination Agreement” for information regarding the parties’ specific termination rights.

If, as a result of the termination of the Business Combination Agreement or otherwise, DFHT is unable to complete the Business Combination or another business combination transaction by July 21, 2022, its Current Charter provides that it will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DFHT to fund our working capital requirements (subject to an annual limit of $500,000) (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
DFHT expects that the amount of any distribution its public stockholders will be entitled to receive upon its dissolution will be approximately the same as the amount they would have received if they had redeemed their shares in connection with the Business Combination, subject in each case to DFHT’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Our initial stockholders have waived any right to liquidating distributions with respect to any founder shares they hold if DFHT fails to complete the Business Combination or another initial business combination by July 21, 2022. However, with respect to any public shares acquired in or after the IPO, the initial stockholders, sponsor or management team will be entitled to a pro rata share of the Trust Account if DFHT fails to complete the Business Combination or another business combination by July 21, 2022.
In the event of liquidation, there will be no distribution with respect to DFHT’s outstanding warrants. Accordingly, the warrants will expire worthless.
Q:
When is the Business Combination expected to be completed?

A:
It is currently anticipated that the Business Combination will be consummated promptly following the Special Meeting, provided that all other conditions to the consummation of the Business Combination have been satisfied or waived.

For a description of the conditions to the completion of the Business Combination, see the section entitled “Proposal No. 1 — Approval of the Business Combination Proposal.”

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I vote my shares at the Special Meeting?

A:
Shares of DFHT Class A Common Stock held directly in your name as the stockholder of record of such shares as of the close of business on April 29, 2021, the Record Date, may be voted electronically at the Special Meeting. If you choose to attend the Special Meeting, you will need to visit https://www.cstproxy.com/deerfield/sm2021 and enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following instructions available on the meeting website during the meeting. If you are a beneficial owner of shares of DFHT Class A Common Stock but not the stockholder of record of such shares, you will also need proof of stock ownership to be admitted in the Special Meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. Please note that if your shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the Special Meeting, you will not be permitted to vote electronically at the Special Meeting unless you first obtain a legal proxy issued in your name from the record owner. To request a legal proxy, please contact your broker, bank or other nominee holder of record. It is suggested you do so in a timely manner to ensure receipt of your legal proxy prior to the Special Meeting.

Q:
How do I vote my shares without attending the Special Meeting?

A:
If you are a stockholder of record of shares of DFHT Class A Common Stock as of the Record Date, you can vote by proxy via the Internet, by telephone or by mail by following the instructions provided in the enclosed proxy card. Please note that if you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares, or otherwise follow the instructions provided by your bank, brokerage firm or other nominee.

Q:
What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:
A properly executed proxy marked “ABSTAIN” with respect to a particular proposal will count as present for purposes of determining whether a quorum is present. The failure to vote in person (which would include presence at a virtual meeting) or by proxy, abstentions and broker non-votes will have no effect on the outcome of any vote on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal or the Adjournment Proposal. A failure to vote in person (which would include presence at a virtual meeting) or by proxy or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by DFHT without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.

Q:
How can I attend the Special Meeting?

A:
You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting https://www.cstproxy.com/deerfield/sm2021. As a registered stockholder, you received a proxy card from the Transfer Agent, which contains instructions on how to attend the Special Meeting in person online, including the URL address, along with your 12-digit meeting control number. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. If you do not have your 12-digit meeting control number, contact the Transfer

Agent at 917-262-2373 or e-mail the Transfer Agent at proxy@continentalstock.com. Please note that you will not be able to physically attend the special meeting in person, but may attend the Special Meeting in person online by following the instructions below.
You can pre-register to attend the Special Meeting in person online starting May 30, 2021. Enter the URL address into your browser, and enter your 12-digit meeting control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the Special Meeting. DFHT recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.
If your shares are held in “street name,” you may attend the Special Meeting. You will need to contact the Transfer Agent at the number or email address above to receive a 12-digit meeting control number and gain access to the Special Meeting or otherwise contact your broker, bank, or other nominee as soon as possible, to do so. Please allow up to 72 hours prior to the Special Meeting for processing your 12-digit meeting control number.
If you do not have Internet capabilities, you can listen only to the Special Meeting by dialing 1 888-965-8995, when prompted enter the pin 97562530#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.
Q:
If I am not going to attend the Special Meeting, should I return my proxy card instead?

A:
Yes. Whether you plan to attend the Special Meeting or not, please read this entire proxy statement carefully, and vote your shares by one of the following methods: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the Internet website specified on the enclosed proxy card and follow the instructions provided to you, or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.

Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. DFHT believes the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. If you are a stockholder of record of DFHT Class A Common Stock as of the close of business on the Record Date, you can change or revoke your proxy before it is voted at the meeting in one of the following ways:

•
submit a new proxy card bearing a later date;

•
give written notice of your revocation to DFHT’s Corporate Secretary, which notice must be received by DFHT’s Corporate Secretary prior to the vote at the Special Meeting; or

•
vote electronically at the Special Meeting by visiting and entering the control number found on your proxy card, voting instruction form or notice you previously received. Please note that your attendance at the Special Meeting will not alone serve to revoke your proxy.

If your shares are held in “street name” by your broker, bank or another nominee as of the close of business on the Record Date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:
The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow a fee of $22,500, plus disbursements, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of DFHT Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of DFHT Class A Common Stock and in obtaining voting instructions from those owners. DFHT’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Are there any risks that I should consider as a DFHT stockholder in deciding how to vote or whether to exercise my redemption rights?

A:
Yes. You should read and carefully consider the risk factors set forth in the section entitled “Risk Factors” in this proxy statement.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Steven Hochberg, President and Chief Executive Officer
Deerfield Healthcare Technology Acquisitions Corp.
345 Park Avenue South
New York, New York 10010
Tel: (212) 551-1600
Email: shochberg@deerfield.com
You may also contact the proxy solicitor at:
Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Individuals, please call toll-free: (800) 662-5200
Banks and brokerage, please call: (203) 658-9400
Email: DFHT.info@investor.morrowsodali.com
To obtain timely delivery, DFHT stockholders must request the materials no later than five business days prior to the Special Meeting.
You may also obtain additional information about DFHT from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to the Transfer Agent prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SUMMARY OF THE PROXY STATEMENT
This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Business Combination and the proposals to be considered at the Special Meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled “Where You Can Find More Information.”
Unless otherwise indicated or the context otherwise requires, references in this Summary of the Proxy Statement to the “combined company,” “we,” “our,” “us” and other similar terms refer to CareMax, Inc. (as DFHT will be renamed) and its consolidated subsidiaries, including CareMax and IMC and each of their respective subsidiaries, after giving effect to the Business Combination. Unless otherwise indicated or the context otherwise requires, references to “pro forma” information gives pro forma effect to the Business Combination as if it had occurred on December 31, 2020 in the case of balance sheet data and January 1, 2020 in the case of statement of operations data.
Unless otherwise specified, all share calculations (a) assume that no DFHT public stockholder exercises redemption rights with respect to its shares for a pro rata portion of the funds in the Trust Account and (b) do not take into account the Earnout Shares, the Adjustment Escrow Shares or the public warrants or private placement warrants to purchase DFHT Class A Common Stock that will remain outstanding immediately following the Business Combination.
Parties to the Business Combination and Certain Affiliates
DFHT
DFHT is a Delaware special purpose acquisition company formed on May 8, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
DFHT’s securities are traded on Nasdaq under the ticker symbols “DFHT,” “DFHTU,” and “DFHTW.” We have applied to continue the listing of DFHT Class A Common Stock on Nasdaq under the symbol “CMAX.” Following the Closing, we expect that our warrants will trade on Nasdaq under the symbol “CMAXW”. In connection with the Closing, each of the DFHT outstanding units will separate into the underlying shares of DFHT Class A common stock and public warrants and so the combined company will not have units traded following Closing of the Business Combination.
The mailing address of DFHT’s principal executive office is 345 Park Avenue South, New York, New York 10010.
DFHTA Sponsor LLC, Deerfield Management and Deerfield Partners
DFHTA Sponsor LLC (our “sponsor”) is a Delaware limited liability company and an initial stockholder of DFHT. Our sponsor currently holds 3,368,750 shares of DFHT Class B Common Stock that are convertible into shares of DFHT Class A Common Stock. Richard Barasch, through an investment vehicle, and Christopher Wolfe are among the members of our sponsor and may be entitled to distributions of securities held by our sponsor. Each of Mr. Barasch, Mr. Wolfe and Steven I. Hochberg is an executive officer of DFHT.
Deerfield Management Company, L.P. (“Deerfield Management”), a Delaware series limited partnership (Series C), is the investment manager of Deerfield Partners, L.P. (“Deerfield Partners”). Deerfield Mgmt, L.P. (“Deerfield Mgmt”) is the general partner of Deerfield Partners. James E. Flynn is the sole member of the general partner of each of Deerfield Management and Deerfield Mgmt. Deerfield Partners holds a membership interest in our sponsor and may be deemed to beneficially own the securities held by our sponsor. Mr. Hochberg and Mr. Atinsky, employees of Deerfield Management, are the managers of our sponsor. Each of Deerfield Management, Deerfield Mgmt and Mr. Flynn may be deemed to share investment and voting control over the securities of DFHT held by Deerfield Partners and our sponsor. Each of Deerfield Partners, Mr. Hochberg and Mr. Atinsky may be deemed to share investment and voting control over the securities of DFHT held by our sponsor.

Our sponsor and Deerfield Management are not parties to the Business Combination Agreement. Deerfield Partners is a party solely for the limited purposes specified therein.
The mailing address of each of our sponsor, Deerfield Management and Deerfield Partners is 345 Park Avenue South, New York, New York 10010.
CareMax
CareMax is a Florida limited liability company formed on September 22, 2015. CareMax owns and operates 12 multi-specialty medical care centers throughout Miami-Dade and Broward Counties in South Florida, primarily serving the Medicare Advantage population. An additional center is under construction and expected to open in 2022. CareMax’s medical centers offer 24/7 access to care through employed providers and provide a comprehensive suite of high-touch health care and social services to its patients, including primary care, specialty care, telemedicine, health & wellness, optometry, dental, pharmacy and transportation. CareMax’s differentiated healthcare delivery model is focused on care coordination with vertically integrated ambulatory care and community-centric services. The goal of CareMax is to intercede as early as possible to manage chronic conditions for its patient members in a proactive, holistic, and tailored manner to provide a positive influence on patient outcomes and a reduction in overall healthcare costs.
The mailing address of CareMax’s principal executive office is 8700 W. Flagler Street, Suite 400, Miami, Florida 33174.
IMC
IMC is a Delaware limited liability company formed on September 26, 2016. IMC owns and operates 13 medical clinics and wellness centers strategically located in Miami-Dade, Broward and Orange Counties in Florida. IMC utilizes a high touch, comprehensive approach to primary care for patients that incorporates both high quality clinical service and the integration of technology and data analytics to manage patient’s healthcare. By proactively managing patient’s health and working to impact patient wellbeing prior to acute healthcare episodes, IMC is able to maintain high patient satisfaction while also helping to reduce unnecessary healthcare expenses. IMC is able to benefit from this dynamic through value-based payor contracts that provide opportunity for IMC to participate in performance bonuses and surplus sharing agreements.
The mailing address of IMC’s principal executive office is 15105 NW 77th Ave, 4th floor, Miami, FL 33014.
The Business Combination and the Business Combination Agreement
On December 18, 2020, DFHT, the CareMax Group, IMC Parent, CareMax, IMC and, solely for the limited purposes specified therein, Deerfield Partners, entered into the Business Combination Agreement, pursuant to which, among other matters described in this proxy statement, DFHT will acquire all of the issued and outstanding equity interests of CareMax and IMC. The terms and conditions of the Business Combination are contained in the Business Combination Agreement, which is attached as Annex A to this proxy statement. We encourage you to read the Business Combination Agreement carefully and in its entirety, as it is the legal document that governs the Business Combination.
If the Business Combination Agreement is approved and adopted and the Business Combination is consummated, DFHT will acquire all of the issued and outstanding equity interests of CareMax and IMC.
Structure of the Business Combination
The Business Combination Agreement provides for (a) the sale and transfer of 100% of the equity interests in CareMax by members of the CareMax Group in favor of DFHT and (b) the sale and transfer of 100% of the equity interests in IMC by IMC Parent in favor of DFHT, as a result of which, upon consummation of the Business Combination, CareMax and IMC will become wholly-owned subsidiaries of DFHT.

Closing Consideration
The aggregate consideration payable at the closing of the Business Combination to the equityholders of CareMax and IMC will be approximately $364 million and $250 million, respectively, less repayment of net debt. In addition to the net debt adjustment, the aggregate consideration payable is further subject to the purchase price adjustments as set forth in the Business Combination Agreement. The Closing Merger Consideration is comprised of 68% and 45% cash for each of the equityholders of CareMax and IMC, respectively, with the remainder of the Closing Merger Consideration comprising DFHT Class A Common Stock at the reference price of $10.00 per share. The following table sets forth an estimate of Closing Consideration for CareMax and IMC based on the actual net debt balances at December 31, 2020:
(in thousands)	CareMax	IMC
Base enterprise value	$364,000	$250,000
Plus: Cash	5,276	15,762
Less: Debt	(26,639)	(77,163)
Closing Consideration	$342,637	$188,599
Cash Consideration
Subject to the satisfaction or waiver of certain conditions set forth in the Business Combination Agreement, the cash consideration payable by DFHT to the CareMax Group and IMC Parent will be equal to, respectively, (i) an amount in cash equal to $364,000,000 less net debt, multiplied by 68%, subject to adjustments, including for working capital at Closing and (ii) an amount in cash equal to $250,000,000, less net debt multiplied by 45%, subject to adjustments, including for working capital at Closing. Based on the Closing Consideration using the December 31, 2020 net debt balances, the cash consideration to CareMax and IMC equityholders amounts to $233 million and $85 million, respectively.
Stock Consideration
In addition to the cash consideration described above, the stock consideration payable to the CareMax Group and IMC Parent will be equal to, respectively, (i) a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to $364,000,000 less net debt, multiplied by 32% and divided by a reference price of $10, subject to adjustments, including for working capital at Closing and (ii) a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to $250,000,000 less net debt, multiplied by 55% and divided by a reference price of $10, subject to adjustments, including for working capital at Closing. Based on the Closing Consideration using the December 31, 2020 net debt balances, CareMax and IMC equityholders would receive 10,964,390 and 10,372,898 shares, respectively. The stock consideration to CareMax and IMC equityholders would be valued at $110 million and $104 million, respectively, based upon the reference price of $10.00 per share and at $151 million and $142 million, respectively, based on the 60-day VWAP of $13.74 as of April 14, 2021.
Escrow Consideration
At the Closing, DFHT will deposit the Adjustment Escrow Amounts of $500,000 and $1,000,000 into adjustment escrow accounts, and of such $500,000 amount, 68% will be in cash and 32% will be in shares of DFHT Class A Common Stock, and of such $1,000,000 amount, 45% will be in cash and 55% will be in shares of DFHT Class A Common Stock, for the purpose of securing post-closing adjustment obligations of the CareMax Group and IMC Parent, respectively. Following the date on which the Closing Consideration is finally determined, pursuant to the Business Combination Agreement, all or a portion of the applicable Adjustment Escrow Amounts will either be released to the applicable Seller or to DFHT in accordance with certain adjustment mechanisms.
Earnout Consideration
Up to an additional 2,900,000 shares of DFHT Class A Common Stock (the “IMC Earnout Shares”) are payable after the Closing to IMC Parent if: (i) at any time during the First Earnout Period the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds $12.50 on any 20 trading days in any 30-day trading period (the “First Share Price Trigger”), then 1,450,000 IMC Earnout Shares will be issued and paid to IMC Parent, and (ii) at any time during the Second Earnout Period the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds $15.00 on any 20 trading days in any 30-day trading period (the “Second Share Price Trigger” and together with the First Share Price Trigger, the “Share Price Triggers”), then 1,450,000 IMC Earnout Shares will be issued and paid to IMC Parent. If the First Share Price Trigger is not satisfied but the Second Share Price Trigger is satisfied, DFHT shall issue and pay to IMC Parent 2,900,000 shares of DFHT Class A Common Stock in connection with the satisfaction of the Second Share Price Trigger.
Up to an additional 3,500,000 shares of DFHT Class A Common Stock (the “CareMax Earnout Shares”) are payable after the Closing to the members of the CareMax Group if: (i) during the First Earnout Period the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds the First Share Price Trigger, then 1,750,000 CareMax Earnout Shares will be issued and paid to the members of the CareMax Group, and (ii) at any time during the Second Earnout Period the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds the Second Share Price Trigger, then 1,750,000 CareMax Earnout Shares will be issued and paid to the members of the CareMax Group. If the First Share Price Trigger is not satisfied but the Second Share Price Trigger is satisfied, DFHT shall issue and pay to the members of the CareMax Group 3,500,000 shares of DFHT Class A Common Stock in connection with the satisfaction of the Second Share Price Trigger.
The DFHT Class A Common Stock to be issued in connection with the transactions contemplated by the Business Combination Agreement will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.
Estimated Fair Value of Total Consideration
The estimated fair value of the consideration to CareMax and IMC shareholders, including the Earnout Shares, was calculated using the 60-day volume weighted average price for DFHT stock of $13.74, as of April 14, 2021. The fair value of total consideration to CareMax shareholders will be $422 million, including $233 million in cash, $151 million in DFHT stock at the 60-day VWAP, and $38 million in contingent consideration at fair value. The total consideration to IMC shareholders will be $259 million, including $85 million in cash, $142 million in DFHT stock at the 60-day VWAP, and $32 million in contingent consideration at fair value.
Redemption Rights
Pursuant to the Current Charter, public stockholders may request that DFHT redeem all or a portion of their public shares if the Business Combination is consummated. You will be entitled to receive cash for any public shares to be redeemed only if you:
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(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

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prior to 5 p.m., Eastern time, on June 2, 2021 (two business days prior to the date of the Special Meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to the Transfer Agent that DFHT redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through Depository Trust Company’s, or DTC’s, DWAC (Deposit/ Withdrawal At Custodian) system.

As noted above, holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. Holders may instruct their broker to do so, or if a holder holds units registered in its own name, the holder must contact the Transfer Agent directly and instruct them to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Business Combination Proposal. If the Business Combination is not consummated, the public shares will not be redeemed for cash. If a public stockholder properly exercises its right to redeem its public shares and timely delivers its public shares to the Transfer Agent, DFHT will redeem such public shares upon the Closing for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to DFHT to fund DFHT’s working capital requirements (subject to an annual limit of $500,000) and/or to pay our taxes, divided by the number of then outstanding public shares. If a public stockholder exercises its redemption rights, then it will be exchanging its redeemed public shares for cash and will no longer own such shares. See the section entitled “Special Meeting of DFHT Stockholders — Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.
Notwithstanding the foregoing, a holder of public shares, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its public shares with respect to more than an aggregate of 20% of the public shares. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 20% of the public shares, then any such shares in excess of that 20% limit would not be redeemed for cash.
Deerfield PIPE Investments
In connection with the execution of the Business Combination Agreement, DFHT entered into certain subscription agreements, each dated December 18, 2020 (the “Deerfield Subscription Agreements”), with each of Deerfield Partners and the sponsor, pursuant to which such investors have agreed to purchase an aggregate of 10,000,000 shares of DFHT Class A Common Stock (the “Deerfield PIPE Investments”), consisting of 9,600,000 shares of DFHT Class A Common Stock to be purchased by Deerfield Partners and 400,000 shares of DFHT Class A Common Stock to be purchased by the sponsor, for a purchase price of $10.00 per share and an aggregate purchase price of $100,000,000, to be issued immediately prior to and conditioned upon the effectiveness of the consummation of the Business Combination. The closing of the Deerfield PIPE Investments is to take place immediately prior to, and is conditioned upon the consummation of the transactions contemplated by the Business Combination Agreement and is also subject to the satisfaction of other customary closing conditions.
The DFHT Class A Common Stock to be issued in connection with the Deerfield Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.
Third-Party PIPE Investments
In connection with the Business Combination, the Company entered into certain subscription agreements, each dated December 18, 2020 (the “Third-Party Subscription Agreements”), with certain investors, pursuant to which such investors have agreed to purchase an aggregate of 31,000,000 shares of DFHT Class A Common Stock (the “Third-Party PIPE Investments”, and together with the Deerfield PIPE Investments, the “PIPE Investments”), for a purchase price of $10.00 per share, for an aggregate purchase price of $310,000,000, to be issued immediately prior to and conditioned upon the effectiveness of the consummation of the Business Combination. The obligations of each party to consummate the PIPE Investments are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement.
The DFHT Class A Common Stock to be issued in connection with the Third-Party Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Lock-up Agreement
In connection with the execution of the Business Combination Agreement, DFHT entered into a lock-up agreement, dated December 18, 2020 (the “Lock-up Agreement”), with the sponsor, Deerfield Partners, certain other shareholders of DFHT, the CareMax Group and IMC Parent (collectively, the “lock-up holders”), pursuant to which, subject to certain exceptions and effective on the date of Closing, each of the lock-up holders have agreed to not transfer specified shares of DFHT Class A Common Stock held by such lock-up holder until the earlier of (i) six, nine or twelve months (as applicable to shares of DFHT Class A Common Stock of each lock-up holder) after the date of the Closing, (ii) only with respect to certain shares of DFHT Class A Common Stock of the lock-up holders, the date on which, subsequent to the Business Combination, the VWAP of DFHT Class A Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 calendar days after the Closing, and (iii) the date following the completion of the transactions contemplated by the Business Combination Agreement on which DFHT completes a Change in Control Transaction (as defined in the Business Combination Agreement).
Amended and Restated Registration Rights Agreement
In connection with the execution of the Business Combination Agreement, DFHT, the CareMax Group, IMC Parent, the sponsor, Deerfield Partners and certain other parties thereto (collectively, the “rights holders”) entered into an Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”), which amends and restates in its entirety the existing registration rights agreement, dated July 16, 2020, by and between DFHT and the parties thereto. Pursuant to the terms of the Amended and Restated Registration Rights Agreement, DFHT is required to use its reasonable best efforts to prepare and file with the SEC, no later than 30 days after the Closing Date, a shelf registration statement for an offering to be made on a continuous basis from time to time with respect to the resale of the registrable shares under the Amended and Restated Registration Rights Agreement. DFHT is further required to use reasonable best efforts to cause such shelf registration statement to be declared effective as soon as possible after filing, but in no event later than the earlier of 60 days following the filing date thereof and three business days after the SEC notifies DFHT that it will not review such registration statement, subject to extension in the event that the registration is subject to comments from the SEC. In addition, pursuant to the terms of the Amended and Restated Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the rights holders may demand at any time or from time to time, that DFHT file a registration statement on Form S-1 or Form S-3 to register certain shares of DFHT Class A Common Stock held by such rights holders. The Amended and Restated Registration Rights Agreement will also provide the rights holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.
Consent and Waiver Letter
In connection with the execution of the Business Combination Agreement, DFHT, Deerfield Partners and the sponsor entered into a certain consent and waiver letter, dated December 18, 2020 (the “Consent and Waiver Letter”) pursuant to which, among other things, Deerfield Partners consented to the consummation of the Business Combination as required under that certain letter agreement, dated as of July 16, 2020 (the “July 16 Letter Agreement”), pursuant to which DFHT agreed not to consummate its initial Business Combination (as defined in the July 16 Letter Agreement) without the consent of Deerfield Partners. In the Consent and Waiver Letter, the sponsor (the holder of a majority of the outstanding DFHT Class B Common Stock) also waived, in accordance with the Current Charter, any adjustment of the conversion provisions in Section 4.3(b)(ii) of the Current Charter that would, solely as a result of the consummation of the Business Combination, including the issuance of the stock portion of the Closing Consideration, the issuance, if at all, of the Adjustment Escrow Shares, the IMC Earnout Shares, or CareMax Earnout Shares, the Third-Party PIPE Investments or the Deerfield PIPE Investments, in each case, cause the DFHT Class B Common Stock to convert to DFHT Class A Common Stock at a ratio of greater than one-for-one upon consummation of the Business Combination contemplated by the Business Combination Agreement.

Debt Financing
In connection with the signing of the Business Combination Agreement, DFHT received a commitment letter from certain lending affiliates of Royal Bank of Canada to syndicate and arrange $125 million senior secured credit facilities for the benefit of DFHT and certain of its subsidiaries for the purpose of funding the transactions contemplated by the Business Combination Agreement and other general corporate purposes (the “Debt Financing”). See the section of this proxy statement captioned “Proposal No. 1 — Approval of the Business Combination Proposal — Debt Financing.”
Impact of the Business Combination on the Company’s Public Float
It is anticipated that, upon completion of the Business Combination: (i) the CareMax Group and IMC Parent will collectively own approximately 27% of the combined company; (ii) Deerfield Management will beneficially own approximately 16% of the combined company (exclusive of shares held by the sponsor); (iii) the other DFHT public stockholders (including the Third-Party Investors) will own approximately 53% of the combined company; and (iv) the sponsor will own approximately 4% of the combined company. These levels of ownership interest (a) assume that no DFHT public stockholder exercises redemption rights with respect to its shares for a pro rata portion of the funds in the Trust Account and (b) do not take into account the Earnout Shares, the Adjustment Escrow Shares or the public warrants and private placement warrants to purchase DFHT Class A Common Stock that will remain outstanding immediately following the Business Combination.
If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by the Company’s existing stockholders in the combined company will be different.
The following table illustrates varying share ownership levels in the combined company assuming the factors mentioned above:
Impact of the Business Combination on Public Float
	No redemption Scenario		Maximum redemption Scenario
	Shares	%	Shares	%
Ownership of DFHT Common Stock
DFHT Public stockholders	11,015,000	14%	—	0%
Initial stockholders	3,593,750	4%	3,593,750	5%
Deerfield Partners	3,360,000	4%	3,360,000	5%
CareMax equity holders	10,964,390	14%	10,964,390	16%
IMC equity holders	10,372,898	13%	10,372,898	15%
PIPE-Deerfield Partners and sponsor	10,000,000	12%	10,000,000	14%
PIPE-Other investors	31,000,000	39%	31,000,000	45%
Total Shares Outstanding	80,306,038	100%	69,291,038	100%
Board of Directors of DFHT Following the Business Combination
Upon consummation of the Business Combination, the combined company’s board of directors is expected to be comprised of six(6) directors, with each Class I director having a term that expires at the combined company’s first annual meeting of stockholders, each Class II director having a term that expires at the combined company’s second annual meeting of stockholders and each Class III director having a term that expires at the combined company’s third annual meeting of stockholders, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death. Please see the section entitled “Management of the Combined Company Following the Business Combination” for additional information.
The Charter Amendment Proposal; Bylaws
Upon the closing of the Business Combination, the Current Charter will be amended promptly to reflect the Charter Amendment Proposal as follows:

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increase the total number of authorized shares of all classes of capital stock, par value of $0.0001 per share, from (a) 111,000,000 shares, consisting of (i) 110,000,000 shares of common stock, including 100,000,000 shares of Class A common stock and 10,000,000 shares of Class B common stock, and (ii) 1,000,000 shares of preferred stock, to (b) 261,000,000 shares, consisting of (i) 260,000,000 shares of common stock, par value $0.0001 per share, including 250,000,000 shares of Class A common stock and 10,000,000 shares of Class B common stock, and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share;

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provide that no holder of shares of DFHT Common Stock will be entitled to preemptive, subscription, conversion or redemption rights;

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provide that any director may resign at any time upon written notice to the Company;

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provide that, to the fullest extent permitted by the DGCL as it now exists or may be amended (but, in the case of any such amendment, only to the extent such amendment permits the Company to provide broader exculpation than permitted prior thereto), no director will be liable to the Company or its stockholders for monetary damages arising from a breach of fiduciary duty as a director; and

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provide for certain additional amendments, including, among other things, the following:

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changing the post-Business Combination Company’s corporate name from “Deerfield Healthcare Technology Acquisitions Corp.” to “CareMax, Inc.;” and

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eliminating references to effecting “a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination” from the purposes, powers and privileges provisions.

In addition, upon the closing of the Business Combination, it is anticipated that the combined company will adopt the amended and restated bylaws attached to this proxy statement as Annex C (the “Proposed Bylaws”).
Date, Time and Place of Special Meeting
The Special Meeting will be held at 11 a.m., Eastern time, on June 4, 2021, in virtual format, or at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.
Voting Power; Record Date
Only DFHT stockholders of record at the close of business on April 29, 2021, the Record Date for the Special Meeting, will be entitled to vote at the Special Meeting. You are entitled to one vote for each share of DFHT Class A Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 17,968,750 shares of DFHT Common Stock outstanding and entitled to vote, of which 3,593,750 are held by the initial stockholders and 3,368,750 are held by Deerfield Partners.
Proxy Solicitation
Proxies may be solicited by mail. DFHT has engaged Morrow to assist in the solicitation of proxies.
If a stockholder grants a proxy, it may still vote its shares in person (which would include presence at a virtual meeting) if it revokes its proxy before the Special Meeting. A stockholder may also change its vote by submitting a later-dated proxy, as described in the section entitled “Special Meeting of DFHT Stockholders — Revoking Your Proxy.”
Anticipated Accounting Treatment
Upon the closing of the Business Combination, DFHT will acquire all of the issued and outstanding equity interests of CareMax and IMC in exchange for a combination of cash and equity.

The acquisition of CareMax will be regarded as a reverse recapitalization in which CareMax has been determined to be the accounting acquirer. The acquisition of IMC will be regarded as a traditional business combination as it is the legal acquiree of DFHT.
As such, the assets, liabilities and non-controlling interests of IMC will be recognized at their acquisition date fair values. The assets and liabilities of DFHT will also be recognized at their acquisition date fair values. The assets and liabilities of CareMax will be recognized at their pre-combination carrying amounts except for the legal capital which will be adjusted to reflect the capital of DFHT.
CareMax will be the Registrant and continuing entity for financial reporting purposes. The financial statements will reflect the historical operations of CareMax except that comparative financial information will reflect the legal capital of DFHT.
Appraisal Rights
Appraisal rights are not available to holders of shares of DFHT Common Stock in connection with the Business Combination.
Regulatory Matters
Under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), and the rules and regulations promulgated thereunder, certain transactions, including the Business Combination, may not be consummated until, among other things, pre-merger notifications have been made and certain information has been furnished to the Federal Trade Commission and the Antitrust Division of the Department of Justice, and certain waiting period requirements have expired or been terminated. Certain necessary pre-merger notifications under the HSR Act were made on January 5, 2021 and the waiting period for such notifications expired on February 5, 2021. See the section of this proxy statement captioned “Proposal No. 1 — Approval of the Business Combination Proposal — Regulatory Matters” for additional information.
Quorum and Required Vote for Stockholder Proposals
A quorum of DFHT stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of DFHT Common Stock outstanding and entitled to vote at the Special Meeting is represented in person (which would include presence at a virtual meeting) or by proxy. Abstentions will count as present for the purposes of establishing a quorum, but broker non-votes will not be counted for purposes of establishing a quorum.
The approval of each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of a majority of votes cast by holders of shares of DFHT Common Stock present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a DFHT stockholder’s abstention, failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting or a broker non-vote will, assuming a valid quorum is established, have no effect on the outcome of any vote on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal or the Adjournment Proposal.
The approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of DFHT Common Stock voting together as a single class as of the Record Date. Accordingly, a DFHT stockholder’s abstention, failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting or a broker non-vote will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.
The Business Combination Proposal is conditioned on the approval of the Nasdaq Stock Issuance Proposal and the Charter Amendment Proposal. The Nasdaq Stock Issuance Proposal, the Charter Amendment Proposal and the Incentive Plan Proposal are each conditioned on the approval of the Business Combination Proposal. The Adjournment Proposal does not require the approval of any other proposal to be effective. It is important for you to note that in the event that the Business Combination Proposal, the Nasdaq Stock Issuance Proposal or the Charter Amendment Proposal does not receive the requisite vote for approval, then we will, unless the relevant condition under the Business Combination Agreement is waived, not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by July 21, 2022, the Current Charter requires us to dissolve and liquidate our Trust Account.
Recommendation to DFHT Stockholders
Our Board believes that each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and its stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals. In evaluating the Business Combination and making these determinations and this recommendation, the Board consulted with DFHT’s senior management, DFHT’s financial and legal advisors and considered a number of factors. For more information see “Proposal No. 1 — Approval of the Business Combination Proposal — DFHT’s Board of Directors’ Reasons for the Approval of the Business Combination.”
DFHT’s Board of Directors’ Reasons for the Approval of the Business Combination
As described under “Background of the Business Combination” below, our Board, in evaluating the Business Combination, consulted with our management and legal and other advisors in reaching its decision to approve and adopt the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement. In making this decision, our Board considered a variety of factors weighing positively and negatively with respect to the Business Combination. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, our Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. Our Board viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of the reasons for our Board’s approval of the Business Combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section titled “Cautionary Statement Regarding Forward-Looking Statements.”
The factors considered by our Board include, but are not limited to, the following:
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Significant Addressable Market Opportunity.   CareMax and IMC currently operate in a growing segment of the overall Medicare market, which the Centers for Medicare and Medicaid Services (“CMS”) estimated to account for more than $700 billion of spending in 2019 and projects Medicare spending to grow at a rate of approximately 7% annually. Our management and Board believe that underlying trends, including an aging U.S. population, increasing prevalence of chronic conditions, and the associated cost of care for these conditions among the Medicare eligible population, will contribute to growth in the markets served by CareMax and IMC;

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Growth Opportunities, Both Organically and Through Acquisitions.   CareMax and IMC have a track record of growth, both organically through opening new de novo clinics in partnership with payors and through accretive acquisitions. Our management and Board believe, based in part on the views of CareMax’s and IMC’s management, that there are significant opportunities for the combined company to continue to grow in their highly fragmented industry;

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Leading Technology Platform.   CareMax and IMC have developed technology systems that their management believes are industry-leading and provide the company with an advantage over its competitors in its markets;

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Private Placement.   The ability of DFHT to consummate the sale of the shares issued in the PIPE Investments, helping to ensure that the combined company will have sufficient funds to execute its business plan following the Closing;

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Experienced Management Team.   Our management and Board believe that CareMax and IMC have an experienced management team poised to execute on CareMax’s and IMC’s continued projected growth;

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Positive Financial Performance and Forecasts.   CareMax and IMC experienced significant growth in revenue, Total Adjusted EBITDA and Adjusted EBITDA margin from 2019 and 2020, and our management and Board believe, based on the unaudited results and forecasts provided by CareMax’s and IMC’s management and reviewed by our Board, that CareMax and IMC will experience continued growth in 2021 (see the section entitled “— Certain Projected Financial Information”);

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Attractive Market Valuation of Comparable Companies.   The public trading market valuation of comparable companies (consisting of Oak Street Health, 1 Life Healthcare and Clover Health, which we refer to collectively as the “Comparable Companies”) have expected enterprise value/revenue multiples (based on public filings and FactSet as of December 16, 2020 ranging from 4x to 12x (and a mean of 8x)) for 2021. Our Board believes that these multiples compare favorably to an initial market valuation of the post-Business Combination company reflected in the terms of the Business Combination corresponding to an enterprise value of 1.3x CareMax’s and IMC’s management’s forecasted 2021 revenue; and

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Terms of the Business Combination.   The financial and other terms and conditions of the Business Combination Agreement, as reviewed by our Board, and the fact that such terms and conditions are reasonable and were the product of arm’s length negotiations between DFHT, CareMax and IMC.

Our Board also considered the following factors:
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Competition.   CareMax’s and IMC’s size relative to a larger competitor may put it at a financial disadvantage along with the number of other competitors in the senior care market and ability of one or more of those competitors to obtain access to greater financial resources than those available to CareMax and IMC;

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Execution Risk.   There is a risk that CareMax and IMC will not be able to continue executing on its business plan as elsewhere described in this document;

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Risk of Stockholder Vote against Business Combination Proposal or Stockholders’ Exercise of Redemption Rights.   Some of our stockholders may vote against the Business Combination Proposal or decide to exercise their redemption rights, thereby reducing the amount of funds available to the combined company following the Closing; and

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Interests of Sponsor and DFHT Directors and Executive Officers.   The interests of our sponsor and our directors and executive officers in the Business Combination (see the section entitled “Certain Interests of DFHT’s Directors and Officers and Others in the Business Combination”).

In connection with analyzing the Business Combination, our management, based on our experience and judgment, selected the Comparable Companies. Our management selected these companies because they are publicly traded companies with certain operations, results, business mixes or size and scale that, for the purposes of analysis, may be considered similar to certain operations, results, business mixes or size and scale of CareMax and IMC. None of the Comparable Companies is identical or directly comparable to CareMax or IMC.
In connection with our analysis of the Business Combination, our management reviewed and compared, using publicly available information, certain current, projected and historical financial information for CareMax and IMC corresponding to current and historical financial information, ratios and public market multiples for the Comparable Companies, as described above.
Our Board also considered the Business Combination in light of the investment criteria set forth in our final prospectus for our initial public offering including, without limitation, that based upon our analyses and due diligence, CareMax and IMC are established businesses, with proven track records, significant revenues and the potential for future growth, all of which our Board believed have a strong potential to create meaningful stockholder value following the consummation of the Business Combination.
The above discussion of the material factors considered by our Board is not intended to be exhaustive but does set forth the principal factors considered by our Board.
Certain Interests of DFHT’s Directors and Officers and Others in the Business Combination
When considering our Board’s recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that our sponsor, directors and officers have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:
•
the fact that our initial stockholders have entered into agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of our initial business combination;

•
the fact that the other members of our management team have entered into agreements similar to the one entered into by our initial stockholders with respect to any public shares acquired by them in or after the Company’s IPO;

•
the fact that our initial stockholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination by July 21, 2022. If we do not complete our initial business combination by July 21, 2022, the private placement warrants will expire worthless;

•
the fact that our initial stockholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of: (i) one year after the completion of our initial business combination and (ii) the date following the completion of our initial business combination on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their common stock for cash, securities or other property. Notwithstanding the foregoing, if the closing price of our DFHT Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the founder shares will be released from the lockup. Subject to certain limited exceptions, the private placement warrants will not be transferable until 30 days following the completion of our initial business combination. Because each of our executive officers and director nominees will own common stock or warrants directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination;

•
the fact that our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination;

•
the fact that in no event will our sponsor or any of our existing officers or directors, or any of their respective affiliates, be paid by the company any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination;

•
the fact that our initial stockholders have agreed to vote their founder shares and any public shares purchased during or after the Company’s IPO in favor of initial business combination, and Deerfield Partners agreed to vote the public shares it purchased in the Company’s IPO in favor of our initial business combination, subject to Deerfield Partners’ consent right with respect to our initial business combination.

•
the fact that we have agreed not to complete a business combination without the consent of Deerfield Partners, which owns a significant interest in our sponsor, which consent Deerfield Partners indicated it would not provide if our proposed business combination were to be with a target that is not in the healthcare industry;

•
the fact that the sponsor paid $25,000 for the founder shares and these shares will have a significantly higher value at the time of the business combination, and that, since the initial stockholders have waived their redemption rights and their rights to liquidating distributions from the trust account, as noted above, a transaction resulting in an increase in value for the initial stockholders but a loss in value for public stockholders will result in a total loss of investment for the initial stockholders if the transaction is not approved and an alternative business combination is not consummated;

•
the fact that the initial stockholders (including entities controlled by DFHT’s officers and directors) have made an aggregate average investment per share of DFHT Common Stock of less than $0.01 as of the consummation of the Company’s IPO, and as a result of the significantly lower investment per share of the initial stockholders as compared with the investment per share of DFHT’s public stockholders, a transaction which results in an increase in the value of the investment of the initial stockholders may result in a decrease in the value of the investment of DFHT’s public stockholders;
•
the fact that the sponsor paid $4,375,000 for its 2,916,667 private placement warrants, and if a business combination is not consummated by July 21, 2022, the proceeds from the sale of the private placement warrants will be used to fund the redemption of public shares (subject to the requirements of applicable law), and the private placement warrants will be worthless;

•
the fact that if the trust account is liquidated, including if we are unable to complete an initial business combination within the required time period, the sponsor has agreed that it will be jointly and severally liable to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if the target business or vendor has not executed a waiver of any and all rights to seek access to the trust account;

•
the anticipated appointment of our Executive Chairman as the Executive Chairman of the post-combination company;

•
the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•
the fact that the sponsor and our officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses or repaid the Working Capital Loans, if any, if an initial business combination is not consummated by July 21, 2022;

•
the fact that at the signing of the Business Combination Agreement we entered into the Consent and Waiver Letter with the sponsor and Deerfield Partners, pursuant to which Deerfield Partners consented to the consummation of the Business Combination and the sponsor also waived any adjustment of the conversion provisions in Section 4.3(b)(ii) of the Current Charter that would, solely as a result of the consummation of the Business Combination, cause the DFHT Class B Common Stock to convert to DFHT Class A Common Stock at a ratio of greater than one-for-one upon consummation of the Business Combination; and

•
the fact that at the signing of the Business Combination Agreement we entered into the Amended and Restated Registration Rights Agreement, to take effect upon the Closing, which provides for registration rights to the rights holders (including the initial stockholders and Deerfield Partners and the other parties thereto) and their permitted transferees.

Conditions to Closing of the Business Combination
The obligations of each party to consummate the transactions contemplated by the Business Combination Agreement, including the Business Combination, are subject to the satisfaction, or written waiver, of each of the following conditions, among others:
•
all required waiting periods or approvals applicable to the Business Combination Agreement and the transactions contemplated thereby under the HSR Act and all applicable antitrust laws shall have expired, been received or terminated;

•
no applicable law or injunction enacted, entered, promulgated, enforced or issued by any governmental authority or other legal restraint or prohibition preventing the consummation of the business combination shall be in effect;

•
the requisite approval of the holders of DFHT Common Stock shall have been obtained; and

•
DFHT shall have not redeemed DFHT Class A Common Stock in an amount that would cause DFHT to have net tangible assets of less than $5,000,001.

In addition, the obligations of DFHT to consummate the Business Combination and the other transactions contemplated by the Business Combination Agreement are subject to the satisfaction (or written waiver by DFHT, in whole or in part) at or prior to the Closing, of the following condition, among others: consummation of the following to the reasonable satisfaction of DFHT: (a) each equity holder (each a “CHG Equityholder”) of Care Holdings Group, L.L.C., a Delaware limited liability company (“CHG”), shall contribute to CareMax, in exchange for the receipt by such CHG Equityholder of units of CareMax, such CHG Equityholder’s equity interests in CHG and (b) each equity holder (each a “MHP Equityholder”) of Managed Healthcare Partners, LLC, a Florida limited liability company (“MHP”), shall contribute to CareMax, in exchange for the receipt by each such MHP Equityholder of units of CareMax, such MHP Equityholder’s equity interests in MHP.
In addition, the obligations of the Sellers, CareMax and IMC to consummate the Business Combination and the other transactions contemplated by the Business Combination Agreement are subject to the satisfaction (or written waiver by each Seller, in whole or in part, to the extent such conditions can be waived) at or prior to the Closing, of the following conditions, among others:
•
DFHT shall cause the DFHT Class A Common Stock to be issued in connection with the Business Combination to be approved for listing on NASDAQ as immediately following the issuance thereof, subject to official notice of issuance, prior to the Closing Date; and

•
the amount of cash available to DFHT in the aggregate, including amounts held in the Trust Account, shall equal to at least $50,000,000.

Please see the section entitled “Proposal No. 1 — Approval of the Business Combination Proposal — The Business Combination Agreement — Conditions to Closing of the Business Combination” for additional information regarding these and certain additional conditions to consummation of the Business Combination.
Stock Exchange Listing
The DFHT Class A Common Stock, units and warrants are currently listed on Nasdaq under the symbols “DFHT,” “DFHTU,” and “DFHTW,” respectively. We have applied to continue the listing of our common stock on Nasdaq under the symbol “CMAX” upon the closing of the Business Combination. Following the closing, we expect that our warrants will trade on Nasdaq under the symbol “CMAXW”. In connection with the Closing, each of the DFHT outstanding units will separate into the underlying shares of DFHT Class A common stock and public warrants and so the combined company will not have units traded following Closing of the Business Combination.
Sources and Uses of Funds for the Business Combination
The following table summarizes the sources and uses for funding the transactions contemplated by the Business Combination Agreement. Where actual amounts are not known or knowable, the figures below represent CareMax and IMC’s estimate of such amounts based on the balance sheet as of December 31, 2020.
Sources and Uses (no redemptions, in thousands)
Sources		Uses
DFHT Cash from Trust	$143,837	Cash to balance sheet	$206,729
PIPE Investments(1)	410,000	Cash to CareMax and IMC Members	317,863
New Debt	125,000	Debt repayment	103,802
		SPAC redemptions	—
		Deal expenses(2)	50,443
Total Sources	$678,837	Total Uses	$678,837
Sources and Uses (maximum redemptions, in thousands)
Sources		Uses
DFHT Cash from Trust	$143,837	Cash to balance sheet	$96,579
PIPE Investments(1)	410,000	Cash to CareMax and IMC members	317,863
New Debt	125,000	Debt repayment	103,802

Sources		Uses
		SPAC redemptions	110,150
		Deal expenses(2)	50,443
Total Sources	$678,837	Total Uses	$678,837

(1)
Represents the issuance, in a private placement to be consummated in connection with the Closing, to the PIPE Investors of up to 41,000,000 shares of Class A Common Stock pursuant to the Deerfield Subscription Agreements and Third-Party Subscription Agreements.

(2)
Comprised of $12,000 PIPE transaction fees, $31,000 acquisition-related costs, $3,000 debt issuance costs and $4,443 underwriting commissions.

Summary of Risk Factors
In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors.”
Emerging Growth Company
Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a registration statement under the Securities Act declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with those of another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
We will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) following the fifth anniversary of the closing of DFHT’s IPO, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common equity that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which we have issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.

SUMMARY HISTORICAL FINANCIAL INFORMATION OF DFHT
The following table shows selected historical financial information of DFHT for the periods and as of the dates indicated. The selected historical financial information of DFHT as of December 31, 2020 and for the period from May 8, 2020 (inception) to December 31, 2020 was derived from the unaudited historical financial statements of DFHT included elsewhere in this proxy statement. The following table should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of DFHT” and our historical financial statements and the notes and schedules related thereto, included elsewhere in this proxy statement.
For the period from May 8, 2020 (inception) through December 31, 2020
(in thousands, except per share information)
Statement of Operations Data:
Net revenue	$—
Net income (loss)	$(3,925)
Basic and diluted loss per public share	$(1.13)
(in thousands)	As of December 31, 2020
Balance sheet data:
Total Assets	$144,943
Total Long-term liabilities, including current portion	$8,199

SUMMARY HISTORICAL FINANCIAL INFORMATION OF CAREMAX
The following table shows selected historical financial information of CareMax for the periods and as of the dates indicated. The selected historical combined financial information of CareMax as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 was derived from the audited historical combined financial statements of CareMax included elsewhere in this proxy statement.
	Year ended December 31,	Year ended December 31,
	2020	2019
(in thousands, except per share information)
Statement of Operations Data:
Net revenue	$120,425	$90,602
Net income attributable to controlling interests of CareMax	$7,572	$5,845
	As of December 31,
(in thousands)	2020	2019
Balance sheet data:
Total Assets	$38,503	$24,331
Total Long-term liabilities, including current portion	$31,776	$19,385
CareMax’s historical results are not necessarily indicative of future operating results. The selected consolidated financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CareMax” as well as the historical combined financial statements of Caremax and accompanying notes included elsewhere in this proxy statement.
The following table sets forth selected elements of CareMax’s Combined Statements of Cash Flows:
	Year ended December 31,
	2020	2019
(in thousands)
Net cash provided by Operating Activities	$5,316	$7,015
Net cash provided by (used in) Investing Activities	$(6,613)	$(11,227)
Net cash provided by Financing Activities	$1,793	$8,367

SUMMARY HISTORICAL FINANCIAL INFORMATION OF IMC
The following table shows selected historical financial information of IMC for the periods and as of the dates indicated. The selected historical consolidated financial information of IMC as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 was derived from the audited historical consolidated financial statements of IMC included elsewhere in this proxy statement.
	Year ended December 31,	Year ended December 31,
(in thousands, except per share information)	2020	2019
Statement of Operations Data:
Net revenue	$227,101	$195,045
Net income (loss) attributable to IMC	$1,114	$(16,852)
	As of December 31,
(in thousands)	2020	2019
Balance sheet data:
Total Assets	$147,575	$139,104
Total Long-term liabilities, including current portion	$87,390	$101,446
IMC’s historical results are not necessarily indicative of future operating results. The selected consolidated financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and
Results of Operations of IMC as well as the historical consolidated financial statements of IMC and accompanying notes included elsewhere in this proxy statement.
The following table sets forth selected elements of IMC’s Consolidated Statements of Cash Flows:
	Year ended December 31,
(in thousands)	2020	2019
Net cash provided by (used in) Operating Activities	$8,380	$(4,589)
Net cash provided by (used in) Investing Activities	$(1,265)	$(4,813)
Net cash provided by (used in) Financing Activities	$(596)	$12,975
The following table sets forth EBITDA and Adjusted EBITDA:
	Year ended December 31,
(in thousands)	2020	2019
EBITDA	$15,069	$(2,869)
Adjusted EBITDA	$18,140	$6,335

The following table reconciles net income (loss) attributable to IMC, the most directly comparable GAAP measure, to EBITDA and Adjusted EBITDA:
	Year ended December 31,
	2020	2019
(in thousands)
Net income (loss) attributable to IMC	$1,114	$(16,852)
Income (loss) attributable to non-controlling interest	—	—
Interest expense	9,536	9,507
Income tax expense (benefit)	—	—
Depreciation and amortization expense	$4,433	4,444
Other	(14)	32
EBITDA	15,069	(2,869)
Non-recurring expenses	3,119	9,224
Discontinued operations	(48)	(20)
Adjusted EBITDA	$18,140	$6,335

RISK FACTORS
The following risk factors will apply to our business and operations following the completion of the Business Combination. These risk factors are not exhaustive and we may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair our business, prospects, financial condition or operating results. You should carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section titled “Cautionary Statement Regarding Forward-Looking Statements,” before deciding how to vote your shares of DFHT Common Stock. The following discussion should be read in conjunction with our financial statements and the financial statements of CareMax and IMC and the notes to the financial statements included herein.
Risks Related to the Business of CareMax and IMC and the Industry of the Combined Company after the Business Combination
Unless the context otherwise requires, references in this subsection “— Risks Related to the Business and Industry of the Combined Company” to “we”, “us” and “our” generally refer to CareMax and IMC in the present tense or the combined company from and after the Business Combination.
Summary of Risk Factors related to the Business of CareMax and IMC
The following is a summary of the risk factors our business faces. The list below is not exhaustive, and investors should read this “Risk Factors” section in full. Some of the risks we face include:
•
the impact of the COVID-19 pandemic or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on our business, financial condition and results of operation;

•
the viability of our growth strategy, including organic growth and growth by acquisition, and our ability to realize expected results;

•
our ability to attract new patients;

•
the dependence of our revenue and operations on a limited number of key payors;

•
the risk of termination, non-renewal or renegotiation of the Medicare Advantage (“MA”) contracts held by the health plans with which we contract, or the termination, non-renewal or renegotiation of our contracts with those plans;

•
the impact on our business from changes in the payor mix of our patients and potential decreases in our reimbursement rates;

•
our ability to manage our growth effectively, execute our business plan, maintain high levels of service and patient satisfaction and adequately address competitive challenges;

•
competition from primary care facilities and other healthcare services providers;

•
competition for physicians and nurses, and shortages of qualified personnel;

•
the impact on our business of reductions in Medicare reimbursement rates or changes in the rules governing the Medicare program, including the MA program;

•
the impact on our business of state and federal efforts to reduce Medicaid spending;

•
a shift in payor mix to Medicare payors as well as an increase in the number of Medicaid patients may result in a reduction in the average rate of reimbursement;

•
our assumption under most of our agreements with health plans of some or all of the risk that the cost of providing services will exceed our compensation;

•
risks associated with estimating the amount of revenues and refund liabilities that we recognize under our risk agreements with health plans;

•
the impact on our business of security breaches, loss of data, or other disruptions causing the compromise of sensitive information or preventing us from accessing critical information;

•
the impact of our existing or future indebtedness on our business and growth prospects;

•
the impact on our business of disruptions in our disaster recovery systems or management continuity planning;

•
the potential adverse impact of legal proceedings and litigation;

•
the impact of reductions in the quality ratings of the health plans we serve;

•
our ability to maintain and enhance our reputation and brand recognition;

•
our ability to effectively invest in, implement improvements to and properly maintain the uninterrupted operation and data integrity of our information technology and other business systems;

•
our ability to obtain, maintain and enforce intellectual property protection for our technology;

•
the potential adverse impact of claims by third parties that we are infringing on or otherwise violating their intellectual property rights;

•
our ability to protect the confidentiality of our trade secrets, know-how and other internally developed information;

•
the impact of any restrictions on our use of or ability to license data or our failure to license data and integrate third-party technologies;

•
our ability to adhere to all of the complex government laws and regulations that apply to our business;

•
the impact on our business if we are unable to effectively adapt to changes in the healthcare industry, including changes to laws and regulations regarding or affecting U.S. healthcare reform;

•
our ability to navigate rules and regulations that govern our licensing and certification, as well as credentialing processes with private payors, before we can receive reimbursement for their services; and

•
other risk factors listed in this “Risk Factors” section.

The COVID-19 pandemic continues to impact our operations and, in the future, the COVID-19 pandemic or another pandemic, epidemic or outbreak of infectious disease, could materially adversely affect our financial condition and results of operations.
The COVID-19 pandemic continues to impact our business and could materially adversely affect our business in the future. Numerous state and local jurisdictions, including all markets where we operate, have imposed, and others in the future may impose, “shelter-in-place” orders, quarantines, executive orders and similar government orders and restrictions for their residents to control the spread of COVID-19. While CareMax resumed opening new centers and resumed normal medical center and limited wellness services as of the third quarter of 2020, in the first nine months of 2020, in response to the COVID-19 pandemic, CareMax implemented daily temperature monitoring of its employees and implemented mandatory face masks allowing its corporate offices to remain open to support its centers, while allowing employees to work remotely when necessary. During the second quarter of 2020, CareMax made operational changes to the staffing and operations of our centers to minimize potential exposure to COVID-19. Although IMC did not close its facilities, it restricted in-center visits to those patients with the most urgent needs, resulting in fewer fee-for-services visits and lower dollar values of claims. IMC has also suspended community-based outreach events and scaled back central marketing efforts.
COVID-19 has also diverted or limited the resources of personnel that would otherwise be focused on the operations of the CareMax and IMC businesses. This may be the result of sickness of personnel or their families, disruptive activities and business closures in areas where we operate, potential delays in hiring and onboarding of new employees and other factors that have impacted employee productivity. We may take further actions that alter our business operations as may be required by local, state, or federal authorities or that we determine are in the best interests of our employees. Such measures could negatively affect our sales and marketing efforts, sales cycles, employee productivity, or customer retention, any of which could harm our financial condition and business operations.

Executive orders and similar government orders and restrictions have also resulted in work stoppages among some vendors and suppliers, slowdowns and delays that have impacted the ability of our suppliers to manufacture goods and to deliver these to us on a timely basis, or at all; inventory shortages or obsolescence; delays in actions of regulatory bodies; and other business adjustments or disruptions of certain third parties upon whom we rely. During 2020, our businesses had to acquire greater quantities of medical supplies at significantly higher prices to ensure the safety of our employees and our patients. CareMax’s medical supply costs were up 34% during the year ended December 31, 2020 compared to the year ended December 31, 2019. IMC’s medical supply cost was up 26% during the year ended December 31, 2020 compared to the year ended December 31, 2019. Continued disruptions to these businesses could have an adverse effect on our operations.
In addition, the COVID-19 virus disproportionately impacts older adults, especially those with chronic illnesses, which describes many of our patients. Patients have been and may continue to be reluctant to seek necessary care given the risks of the COVID-19 pandemic. This could have the effect of deterring healthcare costs to later periods and may also affect the health of patients who defer treatment, which may cause our costs to increase in the future. Further, as a result of the COVID-19 pandemic, we may experience slowed growth or a decline in new patient demand. We also may experience increased internal and third-party medical costs as we provide care for patients suffering from COVID-19. A material increase in costs may adversely affect our financial results given the number of our patients who are under capitation agreements.
Due to the COVID-19 pandemic, we may not be able to document the health conditions of our patients as completely as we have in the past. Medicare pays capitation using a “risk adjustment model,” which compensates MA health plans based on the health status (acuity) of each individual patient. Payors and their contracted providers with higher acuity patients receive more, and those with lower acuity patients receive less. Medicare requires that a patient’s health issues be documented annually regardless of the permanence of the underlying causes. Historically, this documentation was required to be completed during an in-person visit with a patient. As part of the Coronavirus Aid, Relief and Economic Security Act, or CARES Act, which was signed into law on March 27, 2020 and was designed to provide financial support and resources to individuals and businesses affected by the COVID-19 pandemic, Medicare is allowing documentation for conditions identified during video visits with patients. However, it is unclear whether we will be able to continue to adequately document the health conditions of our patients if the Medicare rules on documentation for telehealth visits changes, which could adversely impact our revenue in future periods.
The COVID-19 pandemic could also cause our third-party data center hosting facilities and cloud computing platform providers, which are critical to our infrastructure, to shut down their business, experience security incidents that impact our business, delay or disrupt performance or delivery of services, or experience interference with the supply chain of hardware required by their systems and services, any of which could materially adversely affect our business. Further, the COVID-19 pandemic has resulted in our employees and those of many of our vendors working from home and conducting work via the internet, and if the network and infrastructure of internet providers becomes overburdened by increased usage or is otherwise unreliable or unavailable, our employees’, and our customers’ and vendors’ employees’, access to the internet to conduct business could be negatively impacted. Limitations on access or disruptions to services or goods provided by or to some of our suppliers and vendors upon which our platform and business operations relies, could interrupt our ability to provide our platform, decrease the productivity of our workforce, and significantly harm our business operations, financial condition, and results of operations.
Our platform and the other systems or networks used in our business may experience an increase in attempted cyber-attacks, targeted intrusion, ransomware, and phishing campaigns seeking to take advantage of shifts to employees working remotely using their household or personal internet networks and to leverage fears promulgated by the COVID-19 pandemic. The success of any of these unauthorized attempts could substantially impact our platform, the proprietary and other confidential data contained therein or otherwise stored or processed in our operations, and ultimately our business. Any actual or perceived security incident also may cause us to incur increased expenses to improve our security controls and to remediate security vulnerabilities.
With the availability of vaccines against the COVID-19 virus, there may be a reduction in the incidence of the virus. Should we elect to deliver vaccines, COVID-19 vaccine doses are to be provided by the government without charge so we will only bill for the vaccine administration. Initially, the Medicare payment rates for

COVID-19 vaccine administration will be $28.39 to administer single-dose vaccines; for a COVID-19 vaccine requiring a series of two or more doses, the initial dose(s) administration payment rate will be $16.94 and $28.39 for the administration of the final dose in the series. This amount may not cover the real and potential costs to us of the COVID-19 vaccine, including vaccine storage and handling, monitoring the timing and spacing of vaccine doses, observation of precautions and contraindications, management of vaccine side effects and reporting of such suspected side effects, evaluating contraindications and precautions to vaccination indicating when vaccines should not be given and recording vaccine and administration information, including lot numbers and injection sites, in the patient’s record. MA plans are eligible to submit COVID-19 claims to Medicare for all patients enrolled in MA in 2020 and 2021. This unique billing mechanism may increase our costs of administering the vaccine.
The extent and continued impact of the COVID-19 pandemic on our business will depend on certain developments, including: the duration and spread of the outbreak; government responses to the pandemic; the impact on our customers and our sales cycles; the impact on customer, industry, or employee events; and the effect on our partners and supply chains, all of which are uncertain and cannot be predicted. Even after the COVID-19 pandemic has subsided, we may experience adverse impacts to our business as a result of any economic recession or depression that has occurred or may occur in the future. The COVID-19 pandemic may also have the effect of heightening many of the other risks described in this “Risk Factors” section, including but not limited to those relating to cyber-attacks and security vulnerabilities and interruptions or delays due to third-parties. The full impact of the COVID-19 pandemic may not be fully reflected in our results of operations and overall financial condition until future periods.
Another pandemic, epidemic, or outbreak of an infectious disease could occur in the United States or worldwide, and such an event could adversely affect our business in ways that are similar to or different from the COVID-19 pandemic. We may be unable to properly anticipate or prepare for these events and, as a result, our business may be materially adversely impacted.
Our growth strategy, including organic growth and growth by acquisition, will include integration and other risks and, as a result, our growth strategy may not prove viable and we may not realize expected results.
We seek growth opportunities organically, through acquisitions and through alliances with payors or other primary care providers. Our business strategy is to grow by expanding our network of primary care centers and wellness centers and may include opening new centers or acquiring centers in our existing markets, expanding into new geographical locations, recruiting new patients and partnering or contracting with payors, existing medical practices or other healthcare providers to provide primary care services.
Our ability to grow organically depends upon a number of factors, including recruiting new patients, entering into contracts with additional payors, identifying appropriate facilities, obtaining leases, completing internal build-outs of new facilities within proposed timelines and budgets and hiring or engaging care teams and other personnel. We cannot guarantee that we will be successful in pursuing our strategy for organic growth.
We also intend to continue to acquire primary care centers and wellness centers, and some of these acquisitions may be large or in geographic areas where we do not currently operate. When we evaluate a potential acquisition target, we might overestimate the target’s value and, as a result, pay too much for it. We also cannot be certain that we will be able to successfully integrate acquired assets or the operations of the acquired entity with our operations. We may engage in large acquisitions, which could be much more difficult to integrate. Difficulties with integration could cause material disruption, which could in turn reduce the efficiency of our operations. Additionally, we may not be able to integrate acquired primary care centers and wellness centers in a manner that permits us to realize the cost efficiencies and revenue improvements we anticipate in the time, manner, or amount we currently expect, or at all.
Our growth strategy involves a number of risks and uncertainties, including that:
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we may not be able to successfully enter into contracts with payors on terms favorable to us or at all;

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competition for payor relationships may intensify due to the ongoing consolidation in the healthcare industry, which may increase our costs to pursue such opportunities;

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we may not be able to meet our goals for enrolling new patients to enable us to execute our growth strategy, we may incur substantial costs to enroll new patients and we may be unable to enroll a sufficient number of new patients to offset those costs;

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we may not be able to hire sufficient numbers of physicians and other staff and may fail to integrate our employees, particularly our medical personnel, into our care model;

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we may not be able to successfully maintain and enforce uniform standards, controls, procedures and policies;

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we may incur additional debt to assist in the funding of acquisitions, which may increase our leverage;

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when expanding our business into new states, we may be required to comply with laws and regulations that may differ from states in which we currently operate; and

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depending upon the nature of the local market, we may not be able to implement our business model in every local market that we enter, which could negatively impact our revenues and financial condition.

There can be no assurance that we will be able to successfully capitalize on growth opportunities, which may negatively impact our business model, revenues, results of operations and financial condition.
If we are unable to attract new patients, our revenue growth will be adversely affected.
To increase our revenue, our business strategy is to expand the number of primary care and wellness centers in our network. To support such growth, we must continue to attract and retain a sufficient number of new patients. Although some of our facilities accept Medicaid-eligible patients, we are focused on the Medicare-eligible population and face competition from other primary healthcare providers for those Medicare-eligible patients. If we are unable to effectively promote to the Medicare-eligible population the benefits of our model or if potential or existing patients prefer the care provider model of one of our competitors, we may not be able to effectively implement our growth strategy, which depends on our ability to increase our patient census. In addition, our growth strategy is dependent on patients selecting us as their primary care provider under their MA plan.
MA is a federally funded health insurance program administered by private health plans and offered to Medicare beneficiaries as an alternative to fee-for-service Medicare. CMS, the federal agency that administers Medicare, contracts with private health plans, such as health maintenance organizations (HMOs), to offer “all-in-one” coverage to Medicare beneficiaries for a fixed monthly amount per enrollee (i.e., a capitated payment model) paid by Medicare. MA plans also in turn contract with providers like us under which the providers deliver care to patients at negotiated rates.
Patients may elect an MA plan during an annual open enrollment period from November into December of each year. Therefore, our ability to grow our patient population with capitation arrangements is dependent in part on our ability to successfully enroll MA patients during the annual open enrollment period. During open enrollment, we must convince new MA patients to select us as their primary care provider and existing patients to not select another provider. An inability to enroll new patients and retain existing patients, particularly those under managed care arrangements, would harm our ability to execute our growth strategy and may have a material adverse effect on our business operations and financial position.
Our revenues and operations are dependent upon a limited number of key payors, the loss of any of which could adversely affect our business.
Our operations are dependent on a concentrated number of payors with whom we contract to provide services to patients. CareMax has established relationships with ten different payors for MA patients. When aggregating the revenue associated with each payor through its local affiliates, HealthSun Health Plans (“HealthSun”), Simply Healthcare and Humana accounted for a total of approximately 97% of CareMax’s capitated revenue for the year ended December 31, 2020 and approximately 99% of CareMax’s capitated revenue for the year ended December 31, 2019. HealthSun alone represented approximately 90% of CareMax’s revenue for the year ended December 31, 2020. IMC’s three largest payor relationships were

Anthem, Centene and Aetna, which generated 29%, 24% and 17% of IMC’s revenue in 2020 and 29%, 13% and 22% of IMC’s revenue in 2019.
CareMax’s current agreement with HealthSun began on June 1, 2015 and continues in effect until July 1, 2029 unless terminated earlier pursuant to the terms of the agreement. Under the agreement, HealthSun agrees to pay CareMax fees for primary care services provided by CareMax providers to HealthSun’s members enrolled in HealthSun’s Medicare Advantage plans. CareMax’s agreement with HealthSun terminates automatically with respect to particular physicians if a physician loses applicable licenses, is convicted of a felony or fails to obtain or maintain Medicare-approved provider status. HealthSun may also terminate the agreement with respect to a particular physician if the physician fails to comply with medical standards of practice, meet credentialing standards or abide by HealthSun’s policies. The agreement may also be terminated in its entirety by HealthSun upon: a material breach by CareMax and failure by CareMax to cure such breach within a cure period; the failure of CareMax to abide by HealthSun’s policies and failure to cure such breach within a cure period; CareMax acting in a manner that harms HealthSun’s reputation; fraud or theft against HealthSun; a determination by HealthSun that continuation of the agreement might result in danger to the health, safety or welfare of HealthSun’s members; or the involuntary bankruptcy or insolvency of CareMax. The agreement will also automatically terminate upon the termination or non-renewal of HealthSun’s Medicare Advantage contract with CMS and may be terminated if required under applicable law. In the event the agreement is terminated for any reason, CareMax will be paid for services provided through termination. There are no termination costs or penalties applicable to either party in the event the agreement is terminated.
After the completion of the business combination, we believe that a majority of our revenues will continue to be derived from a limited number of key payors, which may terminate their contracts with us or our providers credentialed by them upon the occurrence of certain events. The sudden loss of any of our payor partners or the renegotiation of any of our payor contracts could adversely affect our operating results. In the ordinary course of business, we engage in active discussions and renegotiations with payors in respect of the services we provide and the terms of our payor agreements. As the payors’ businesses respond to market dynamics and financial pressures, and as payors make strategic business decisions in respect of the lines of business they pursue and programs in which they participate, certain of our payors have previously sought to renegotiate or terminate their agreements with us and may attempt to do so in the future. These discussions could result in reductions to the fees and changes to the scope of services contemplated by our payor contracts and consequently could negatively impact our revenues, business and prospects.
Because we rely on a limited number of payors for a significant portion of our revenues, we depend on the creditworthiness of these payors. Our payors are subject to a number of risks, including reductions in payment rates from governmental programs, higher than expected health care costs and lack of predictability of financial results when entering new lines of business, particularly with high-risk populations. If the financial condition of our payor partners declines, our credit risk could increase. Should one or more of our significant payor partners declare bankruptcy, be declared insolvent, or otherwise be restricted by state or federal laws or regulation from continuing in some or all of their operations, this could adversely affect our ongoing revenues, the collectability of our accounts receivable, our bad debt reserves and our net income.
The termination or non-renewal of the MA contracts held by the health plans with which we contract, or the termination or non-renewal of our contracts with those plans, could have a material adverse effect on our revenue and our results of operations.
In addition to contracting directly with the CMS to participate in Medicare, we also contract with other health plans to provide capitated care services with respect to certain of their MA members. If a plan with which we contract for these services loses its Medicare contracts with CMS, receives reduced or insufficient government reimbursement under the Medicare program, decides to discontinue its MA plans, decides to contract with another provider to render capitated care services to its members, or decides to directly provide care, our contract with that plan could be at risk and we could lose revenue. We have also entered into contracts with some of these same plans relating to Medicaid Managed Care. Termination of a contract relating to MA could also lead to, or occur concurrently with, termination of a contract relating to Medicaid.

Under most of our capitation agreements with health plans, the health plan is generally permitted to modify the benefit and risk obligations and compensation rights from time to time during the terms of the agreements. If a health plan exercises its right to amend its benefit and risk obligations and compensation rights, we are generally allowed a period of time to object to such amendment. If we so object, under some of the risk agreements, the relevant health plan may terminate the applicable agreement upon 90 to 180 days written notice. If we enter into capitation contracts with unfavorable economic terms, or a capitation contract is amended to include unfavorable terms, we could suffer losses with respect to such contract.
Certain of our contracts may be terminated immediately by the health plan if we lose applicable licenses, go bankrupt, lose our liability insurance, or receive an exclusion, suspension, or debarment from state or federal government authorities. In addition, certain of our contracts with health plans are terminable without cause. If any of these contracts were terminated, we may not be able to recover all fees due under the terminated contract, which may adversely affect our operating results. In addition, certain patients covered by such plans in the past have shifted to another primary care provider within their health plan’s network and patients may continue to do so in the future. Moreover, our inability to maintain our agreements with health plans, in particular with key payors such as HealthSun with respect to our MA members, or to renegotiate favorable terms for those agreements in the future, could result in the loss of patients and could have a material adverse effect on our profitability and business. Depending on the health plan at issue and the amount of revenue associated with the health plan’s capitation agreement, the renegotiated terms or termination could have a material adverse effect on our business, results of operations, financial condition and cash flows.
Changes in the payor mix of patients and potential decreases in our reimbursement rates as a result of consolidation among plans could adversely affect our revenues and results of operation.
We have previously been negatively affected, and may continue to be negatively affected, if third-party payors take cost-containment measures, including lowering reimbursement rates or changing patient co-payments and deductibles. Any of these risks, among other economic factors, could have a material adverse effect on our financial condition.
The amounts we receive for services provided to patients are determined by a number of factors, including the payor mix of our patients and the reimbursement methodologies and rates utilized by our patients’ plans. Reimbursement revenue is generally higher under capitation agreements than it is under fee-for-service arrangements, and capitation agreements provide us with an opportunity to capture any additional surplus we create by investing in preventive care to keep a particular patient’s third-party medical expenses low. Under a capitation agreement such as with MA plans, we receive a fixed fee per member per month for services and, in some cases, additional compensation based on quality of care and other patient care metrics. Under a fee-for-service payor arrangement, we collect fees directly from the payor as services are provided. A decrease in the number of capitation arrangements could adversely affect our revenues and results of operations.
In addition, a shift in payor mix toward Medicaid payors as well as an increase in the number of uninsured patients may result in a reduction in our average rate of reimbursement or an increase in uncollectible receivables or uncompensated care, with a corresponding decrease in our net revenue. Changes in the eligibility requirements for governmental programs such as the Medicaid program and state decisions on whether to participate in any expansion of such programs also could impact the number of patients who participate in such programs and the number of uninsured patients. For those patients in private insurance plans, changes to those plans could increase patient financial responsibility, resulting in a greater risk of uncollectible receivables. These factors and events could have a material adverse effect on our business, financial condition, and results of operations.
The healthcare industry has also experienced consolidation, resulting in fewer but larger payors that have significant bargaining power, given their market share. Payments from payors are the result of negotiated rates. These rates have declined in the past and may decline in the future based on renegotiations as larger payors have significant bargaining power to negotiate higher discounted fee arrangements with healthcare providers. As a result, payors increasingly are demanding discounted fee structures or the assumption by healthcare providers of all or a portion of the financial risk related to paying for care provided through capitation agreements. A decrease in the number of capitation arrangements could adversely affect our revenues and results of operation.
If we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service and patient satisfaction or adequately address competitive challenges.
We have experienced, and may continue to experience, rapid growth and organizational change, which has placed, and may continue to place, significant demands on our management and our operational and financial resources. Additionally, our organizational structure may become more complex as we improve our operational, financial and management controls, as well as our reporting systems and procedures. We may require significant capital expenditures and the allocation of valuable management resources to grow and change in these areas. We must effectively increase our headcount and continue to effectively train and manage our employees. We will be unable to manage our business effectively if we are unable to alleviate the strain on resources caused by growth in a timely and successful manner. If we fail to effectively manage our anticipated growth and change, the quality of our services may suffer, which could negatively affect our brand and reputation and harm our ability to attract and retain patients and employees.
In addition, as we expand our business, it is important that we continue to maintain a high level of patient service and satisfaction. As our patient base continues to grow, we will need to expand our medical, patient services and other personnel, and our network of partners, to provide personalized patient service. If we are not able to continue to provide high quality medical care with high levels of patient satisfaction, our reputation, as well as our business, results of operations and financial condition could be adversely affected.
We face significant competition from primary care facilities and other healthcare services providers. Our failure to adequately compete could adversely affect our business.
We compete directly with national, regional and local providers of healthcare for patients and physicians. There are many other companies and individuals currently providing healthcare services, many of which have been in business longer and/or have substantially more resources. Other companies could enter the healthcare industry in the future and divert some or all of our business. If we expand to other geographies, we expect competition may change based on a number of factors, including the number of competing primary care facilities in the local market and the types of services available at those facilities, our local reputation for quality care of patients, the commitment and expertise of our medical staff, our local service offerings and community programs, the cost of care in each locality, and the physical appearance, location, age and condition of our facilities. If we are unable to attract patients to our centers, our revenue and profitability will be adversely affected. Some of our competitors may have greater recognition and be more established in their respective communities than we are, and may have greater financial and other resources than we have. Competing primary care providers may also offer larger facilities or different programs or services than we do, which, combined with the foregoing factors, may result in our competitors being more attractive to our current patients, potential patients and referral sources. Furthermore, while we budget for routine capital expenditures at our facilities to keep them competitive in their respective markets, to the extent that competitive forces cause those expenditures to increase in the future, our financial condition may be negatively affected. In addition, our relationships with governmental and private third-party payors are not exclusive and our competitors have established or could seek to establish relationships with such payors to serve their covered patients. Additionally, as we expand into new geographies, we may encounter competitors with stronger relationships or recognition in the community in such new geography, which could give those competitors an advantage in obtaining new patients. Individual physicians, physician groups and companies in other healthcare industry segments, including those with which we have contracts, and some of which have greater financial, marketing and staffing resources, may become competitors in providing health care services, and this competition may have a material adverse effect on our business operations and financial position.
Competition for physicians and nurses, shortages of qualified personnel or other factors could increase our labor costs and adversely affect our revenue, profitability and cash flows.
Our operations are dependent on the efforts, abilities and experience of our physicians and other clinical personnel. We compete with other healthcare providers, primarily hospitals and other facilities, in attracting physicians, nurses and other medical staff to support our centers, recruiting and retaining qualified management and support personnel responsible for the daily operations of each of our centers and in contracting with payors. We have employment contracts with physicians and other health professionals that include provisions preventing these physicians and other health professionals from competing with us both during and after the term of our contract with them. There can be no assurance that our non-compete agreements related to physicians and other health professionals will be found enforceable if challenged. In such event, we would be unable to prevent physicians and other health professionals formerly employed by us from competing with us, potentially resulting in the loss of some of our patients.
Key primary care physicians with large patient enrollment could retire, become disabled, terminate their provider contracts, or otherwise become unable or unwilling to continue practicing medicine or continue working with our practices. We may not be able to attract new physicians to replace the services of terminating physicians or to service our growing membership. Some patients may have loyalty to these physicians and have a desire to shop for new physicians upon one of ours leaving the practice for any reason. In some markets, the lack of availability of clinical personnel, such as nurses and mental health professionals, has become a significant operating issue facing all healthcare providers. This shortage may require us to continue to enhance wages and benefits to recruit and retain qualified personnel or to contract for more expensive temporary personnel. We also depend on the available labor pool of semi-skilled and unskilled workers in each of the markets in which we operate.
If we are unable to recruit or retain our skilled, semi-skilled and unskilled personnel, our patients could choose to enroll with competitors’ physician organizations or could seek medical care elsewhere, which could reduce our revenues and profits. If our labor costs increase, we may not be able to raise rates to offset these increased costs. Because a significant percentage of our revenue consists of fixed, prospective payments, our ability to pass along increased labor costs is limited. In particular, if labor costs rise at an annual rate greater than our net annual consumer price index basket update from Medicare, our results of operations and cash flows will likely be adversely affected. Any union activity at our facilities that may occur in the future could contribute to increased labor costs. Certain proposed changes in federal labor laws and the National Labor Relations Board’s modification of its election procedures could increase the likelihood of employee unionization attempts. Although none of our employees are currently represented by a collective bargaining agreement, to the extent a significant portion of our employee base unionizes, it is possible our labor costs could increase materially. Our failure to recruit and retain qualified management and medical personnel, or to control our labor costs, could have a material adverse effect on our business, prospects, results of operations and financial condition.
Reductions in Medicare reimbursement rates or changes in the rules governing the Medicare program could have a material adverse effect on our financial condition and results of operations.
We receive the majority of our revenue from MA plans and revenue from Medicare accounted for approximately 98% and 98% of CareMax’s revenue and 77.6% and 67.2% of IMC’s revenue for each of the years ended 2019 and 2020, respectively. In addition, many private payors base their reimbursement rates on the published Medicare rates or are themselves MA plans reimbursed by Medicare for the services we provide. As a result, our results of operations are, in part, dependent on government funding levels for Medicare programs, particularly MA programs. Any changes that limit or reduce MA or general Medicare reimbursement levels, such as reductions in or limitations of reimbursement amounts or rates under programs, reductions in funding of programs, expansion of benefits without adequate funding, elimination of coverage for certain benefits, or elimination of coverage for certain individuals or treatments under programs, could have a material adverse effect on our business, results of operations, financial condition and cash flows.
The Medicare program and its reimbursement rates and rules are subject to frequent change. These include statutory and regulatory changes, rate adjustments (including retroactive adjustments), administrative or executive orders and government funding restrictions, all of which may materially adversely affect the rates at which Medicare reimburses us for our services. Budget pressures may lead the federal government to reduce or place limits on reimbursement rates under Medicare. Implementation of these and other types of measures has in the past and could in the future result in substantial reductions in our revenue and operating margins.

For example, under provisions in the Budget Control Act of 2011, an initiative to reduce the federal deficit also known as “sequestration,” discretionary spending caps were originally enacted that would impose spending cuts of $1.2 trillion, including reduced Medicare payments to plans and providers by two percent (2%). The CARES Act temporarily suspended these reductions from May 1, 2020 through December 31, 2020, and extended the sequester by one year, through 2030. The Consolidated Appropriations Act, 2021 extended the suspension of sequestration for Medicare payments by an additional three (3) months, or until March 31, 2021. There is no guarantee that sequester will be suspended further or that further action will be taken to reverse or suspend reductions in Medicare payments.
Each year, CMS issues a final rule to establish the MA benchmark payment rates for the following calendar year. Any reduction to MA rates impacting us that is greater compared to the industry average rate may have a material adverse effect on our business, results of operations, financial condition and cash flows. The final impact of the MA rates can vary from any estimate we may have and may be further impacted by the relative growth of our MA patient volumes across markets as well as by the benefit plan designs submitted. It is possible that we may underestimate the impact of the MA rates on our business and that our MA revenues may continue to be volatile in the future, each of which could have a material adverse effect on our business, results of operations, financial condition and cash flows.
In addition, CMS often changes the rules governing the Medicare program, including those governing reimbursement. Changes that could adversely affect our business include:
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administrative or legislative changes to base rates or the bases of payment;

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limits on the services or types of providers for which Medicare will provide reimbursement;

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changes in methodology for patient assessment and/or determination of payment levels;

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the reduction or elimination of annual rate increases; or

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a change in co-payments or deductibles payable by beneficiaries.

Recent legislative, judicial and executive efforts to enact further healthcare reform legislation have caused the future state of the exchanges, other reforms under the Affordable Care Act of 2010 (the “ACA”), and many core aspects of the current U.S. health care system to be unclear. While specific changes and their timing are not yet apparent, enacted reforms and future legislative, regulatory, judicial, or executive changes, particularly any changes to the MA program, could have a material adverse effect on our business, results of operations, financial condition and cash flows.
There is also uncertainty regarding both MA payment rates and beneficiary enrollment, which, if reduced, would reduce our overall revenues and net income. For example, although the Congressional Budget Office (“CBO”) predicted in 2010 that MA participation would drop substantially by 2020, the CBO has more recently predicted, without taking into account potential future reforms, that enrollment in MA (and other contracts covering Medicare Parts A and B) could reach 31 million people by 2027. Although MA enrollment increased by approximately 5.6 million people, or by 50%, between the enactment of the ACA in 2010 and 2015, there can be no assurance that this trend will continue. Further, fluctuation in MA payment rates are evidenced by CMS’s annual announcement of the expected average change in revenue from the prior year: for 2018, CMS announced an average increase of 0.45%; for 2019, 3.4%, for 2020, 2.53%, and for 2021, an expected increase of 1.66%. Uncertainty over MA enrollment and payment rates present a continuing risk to our business.
According to the Kaiser Family Foundation (“KFF”), MA enrollment continues to be highly concentrated among a few payors, both nationally and in local regions. In 2018, the KFF reported that three payors together accounted for more than half of MA enrollment and seven payors accounted for approximately 75% of MA enrollment. Consolidation among MA plans in certain regions, or the Medicare program’s failure to attract additional plans to participate in the MA program, could have a material adverse effect on our business, results of operations, financial condition and cash flows.
Reductions in reimbursement rates or the scope of services being reimbursed could have a material adverse effect on our financial condition and results of operations or even result in reimbursement rates that are insufficient to cover our operating expenses. Additionally, any delay or default by the government in making Medicare reimbursement payments could materially and adversely affect our business, financial condition and results of operations.
State and federal efforts to reduce Medicaid spending could adversely affect our financial condition and results of operations.
Medicaid is a joint federal-state program purchasing healthcare services for the low income and indigent as well as certain higher-income individuals with significant health needs. Under broad federal criteria, states establish rules for eligibility, services and payment. Medicaid is a state-administered program financed by both state funds and matching federal funds. Medicaid spending has increased rapidly in recent years, becoming a significant component of state budgets. This, combined with slower state revenue growth, has led both the federal government and many states to institute measures aimed at controlling the growth of Medicaid spending, and in some instances reducing aggregate Medicaid spending.
For example, a number of states have adopted or are considering legislation designed to reduce their Medicaid expenditures, such as financial arrangements commonly referred to as provider taxes. Under provider tax arrangements, states collect taxes from healthcare providers and then use the revenue to pay the providers as a Medicaid expenditure, which allows the states to then claim additional federal matching funds on the additional reimbursements. Current federal law provides for a cap on the maximum allowable provider tax as a percentage of the provider’s total revenue. There can be no assurance that federal law will continue to provide matching federal funds on state Medicaid expenditures funded through provider taxes, or that the current caps on provider taxes will not be reduced. Any discontinuance or reduction in federal matching of provider tax-related Medicaid expenditures could have a significant and adverse effect on states’ Medicaid expenditures, and as a result could have an adverse effect on our business.
As part of the movement to repeal, replace or modify the ACA and as a means to reduce the federal budget deficit, there are renewed congressional efforts to move Medicaid from an open-ended program with coverage and benefits set by the federal government to one in which states receive a fixed amount of federal funds, either through block grants or per capita caps, and have more flexibility to determine benefits, eligibility or provider payments. If those changes are implemented, we cannot predict whether the amount of fixed federal funding to the states will be based on current payment amounts, or if it will be based on lower payment amounts, which would negatively impact those states that expanded their Medicaid programs in response to the ACA.
We expect these state and federal efforts to continue for the foreseeable future. The Medicaid program and its reimbursement rates and rules are subject to frequent change at both the federal and state level. These include statutory and regulatory changes, rate adjustments (including retroactive adjustments), administrative or executive orders and government funding restrictions, all of which may materially adversely affect the rates at which our services are reimbursed by state Medicaid plans.
We primarily depend on reimbursements by third-party payors, as well as payments by individuals, which could lead to delays and uncertainties in the reimbursement process.
The reimbursement process is complex and can involve lengthy delays. Although we recognize revenue when we provide services to our patients, we may from time to time experience delays in receiving the associated capitation payments or, for our patients on fee-for-service arrangements, the reimbursement for the service provided. In addition, third-party payors may disallow, in whole or in part, requests for reimbursement based on determinations that the patient is not eligible for coverage, certain amounts are not reimbursable under plan coverage or were for services provided that were not medically necessary or additional supporting documentation is necessary. Retroactive adjustments may change amounts realized from third-party payors. As described below, we are subject to audits by such payors, including governmental audits of our Medicare claims, and may be required to repay these payors if a finding is made that we were incorrectly reimbursed. Delays and uncertainties in the reimbursement process may adversely affect accounts receivable, increase the overall costs of collection and cause us to incur additional borrowing costs. Third-party payors are also increasingly focused on controlling healthcare costs, and such efforts, including any revisions to reimbursement policies, may further complicate and delay our reimbursement claims.

In addition, certain of our patients are covered under health plans that require the patient to cover a portion of their own healthcare expenses through the payment of copayments or deductibles. There also may be instances where physicians provide services to uninsured individuals. To the extent permitted by law, amounts not covered by third-party payors are the obligations of individual patients. Despite reasonable efforts, we may not be able to collect all, or any, of those amounts that are the patient’s financial responsibility. Any increase in cost shifting from third-party payors to individual patients, including as a result of high deductible plans for patients, increases our collection costs and reduces overall collections. We have a financial assistance policy in which we assess patients for financial hardship and other criteria that are used to make a good-faith determination of financial need. If a patient is deemed to meet these criteria, we will waive or reduce that patient’s obligation to pay copayments, coinsurance or deductible amounts owed for the services we provide to them. If we were to experience a substantial increase in the number of patients qualifying for such waivers or reductions or in the volume of patient receivables deemed uncollectible, our costs could increase significantly and we may not be able to offset such additional costs with sufficient revenue.
In response to the COVID-19 pandemic, CMS has made several changes in the manner in which Medicare will pay for telehealth visits, many of which relax previous requirements, including site requirements for both the providers and patients, telehealth modality requirements and others. State law applicable to telehealth, particularly licensure requirements, has also been relaxed in many jurisdictions as a result of the COVID-19 pandemic. These relaxed regulations have allowed us to continue operating our business and delivering care to our patients through telehealth modalities. It is unclear which, if any, of these changes will remain in place permanently and which will be rolled-back following the COVID-19 pandemic. If regulations change to restrict our ability to or prohibit us from delivering care through telehealth modalities, our financial condition and results of operations may be adversely affected.
Under most of our agreements with health plans, we assume some or all of the risk that the cost of providing services will exceed our compensation.
Approximately 98% and 99% of CareMax’s revenue and 96.4% and 97.3% of IMC’s revenue for the years ended December 31, 2019 and 2020, respectively, is derived from fixed fees paid by health plans under capitation agreements with us. While there are variations specific to each agreement, we generally contract with health plans to receive a fixed fee per month for professional services and assume the financial responsibility for the healthcare expenses of our patients. This type of contract is referred to as a “capitation” contract. To the extent that patients require more care than is anticipated and/or the cost of care increases, aggregate fixed compensation amounts, or capitation payments, may be insufficient to cover the costs associated with treatment. If medical costs and expenses exceed estimates, except in very limited circumstances, we will not be able to increase the fee received under these risk agreements during their then-current terms and we could suffer losses with respect to such agreements.
Changes in our anticipated ratio of medical expense to revenue can significantly impact our financial results. Accordingly, the failure to adequately predict and control medical costs and expenses and to make reasonable estimates and maintain adequate accruals for incurred but not paid claims, could have a material adverse effect on our business, results of operations, financial condition and cash flows. Additionally, the Medicare expenses of our patients may be outside of our control in the event that patients take certain actions that increase such expenses, such as unnecessary hospital visits.
Historically, our medical costs and expenses as a percentage of revenue have fluctuated. Factors that may cause medical expenses to exceed estimates include:
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the health status of patients and higher levels of hospitalization;

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higher than expected utilization of new or existing healthcare services or technologies;

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an increase in the cost of healthcare services and supplies, whether as a result of inflation or otherwise;

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changes to mandated benefits or other changes in healthcare laws, regulations and practices;

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increased costs attributable to specialist physicians, hospitals and ancillary providers;

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changes in the demographics of our patients and medical trends;

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contractual or claims disputes with providers, hospitals or other service providers within and outside a health plan’s network;

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the occurrence of catastrophes, major epidemics, or pandemics; and

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the reduction of health plan premiums.

There are significant risks associated with estimating the amount of revenue that we recognize under our risk agreements with health plans, and if our estimates of revenue are materially inaccurate, it could impact the timing and the amount of our revenue recognition or have a material adverse effect on our business, results of operations, financial condition and cash flows.
There are significant risks associated with estimating the amount of revenues that we recognize under our risk agreements with health plans in a reporting period. The billing and collection process is complex due to ongoing insurance coverage changes, geographic coverage differences, differing interpretations of contract coverage and other payor issues, such as ensuring appropriate documentation. Determining applicable primary and secondary coverage for our patients, together with the changes in patient coverage that occur each month, requires complex, resource-intensive processes. Errors in determining the correct coordination of benefits may result in refunds to payors. Revenues associated with Medicare and Medicaid programs are also subject to estimating risk related to the amounts not paid by the primary government payor that will ultimately be collectible from other government programs paying secondary coverage, the patient’s commercial health plan secondary coverage or the patient. Collections, refunds and payor recoupments typically continue to occur for up to three years and longer after services are provided. If our estimates of revenues are materially inaccurate, it could impact the timing and the amount of our revenues recognition and have a material adverse impact on our business, results of operations, financial condition and cash flows.
Security breaches, loss of data and other disruptions could compromise sensitive information related to our business or our patients, or prevent us from accessing critical information and expose us to liability, which could adversely affect our business and our reputation.
In the ordinary course of our business, we collect, store, use and disclose sensitive data, including protected health information (“PHI”), and other types of personal data or personally identifiable information (“PII”) relating to our employees, patients and others. We also process and store, and use third-party service providers to process and store, sensitive information, including intellectual property, confidential information and other proprietary business information. We manage and maintain such sensitive data and information utilizing a combination of on-site systems, managed data center systems and cloud-based computing center systems.
We are highly dependent on information technology networks and systems, including the internet, to securely process, transmit and store this sensitive data and information. Security breaches of this infrastructure, including physical or electronic break-ins, computer viruses, attacks by hackers and similar breaches, and employee or contractor error, negligence or malfeasance, can create system disruptions, shutdowns or unauthorized disclosure or modifications of such sensitive data or information, causing PHI or other PII to be accessed or acquired without authorization or to become publicly available. We utilize third-party service providers for important aspects of the collection, storage, processing and transmission of employee, user and patient information, and other confidential and sensitive information, and therefore rely on third parties to manage functions that have material cybersecurity risks. Because of the sensitivity of the PHI, other PII and other sensitive information we and our service providers collect, store, transmit and otherwise process, the security of our technology platform and other aspects of our services, including those provided or facilitated by our third-party service providers, are important to our operations and business strategy. We take certain administrative, physical and technological safeguards to address these risks, such as by requiring contractors and other third-party service providers who handle this PHI, other PII and other sensitive information for us to enter into agreements that contractually obligate them to use reasonable efforts to safeguard such PHI, other PII, and other sensitive information. Measures taken to protect our systems, those of our contractors or third-party service providers, or the PHI, other PII, or other sensitive information we or contractors or third-party service providers process or maintain, may not adequately protect us from the risks associated with the collection, storage, processing and transmission of such sensitive data and information. We may be required to expend significant capital and other resources to protect against security breaches or to alleviate problems caused by security breaches. Despite our implementation of security measures, cyber-attacks are becoming more sophisticated and frequent. As a result, we or our third-party service providers may be unable to anticipate these techniques or to implement adequate protective measures.
A security breach or privacy violation that leads to disclosure or unauthorized use or modification of, or that prevents access to or otherwise impacts the confidentiality, security, or integrity of, patient information, including PHI or other PII, or other sensitive information we or our contractors or third-party service providers maintain or otherwise process, could harm our reputation, compel us to comply with breach notification laws, cause us to incur significant costs for remediation, fines, penalties, notification to individuals and for measures intended to repair or replace systems or technology and to prevent future occurrences, potential increases in insurance premiums, and require us to verify the accuracy of database contents, resulting in increased costs or loss of revenue. If we are unable to prevent or mitigate such security breaches or privacy violations or implement satisfactory remedial measures, or if it is perceived that we have been unable to do so, our operations could be disrupted, we may be unable to provide access to our systems, and we could suffer a loss of patients, and we may as a result suffer loss of reputation, adverse impacts on patient and investor confidence, financial loss, governmental investigations or other actions, regulatory or contractual penalties, and other claims and liability. In addition, security breaches and other inappropriate access to, or acquisition or processing of, information can be difficult to detect, and any delay in identifying such incidents or in providing any notification of such incidents may lead to increased harm.
Any such breach or interruption of our systems or those of any of our third-party service providers could compromise our networks or data security processes and sensitive information could be made inaccessible or could be accessed by unauthorized parties, publicly disclosed, lost, or stolen. Any such interruption in access, improper access, disclosure, or other loss of information could result in legal claims or proceedings, liability under laws and regulations that protect the privacy of member information or other personal information, such as the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009, and their implementing regulations (collectively known as “HIPAA”), and regulatory penalties. Unauthorized access, loss, or dissemination could also disrupt our operations, including our ability to perform our services, access patient health information, collect, process and prepare company financial information, provide information about our current and future services and engage in other patient and clinician education and outreach efforts. Any such breach could also result in the compromise of our trade secrets and other proprietary information, which could adversely affect our business and competitive position. While we maintain insurance covering certain security and privacy damages and claim expenses, we may not carry insurance or maintain coverage sufficient to compensate for all liability and in any event, insurance coverage would not address the reputational damage that could result from a security incident.
Our existing or future indebtedness could adversely affect our business and growth prospects.
As of December 31, 2020, CareMax had total outstanding debt of $27.3 million in principal amount under its loan commitment facility and other long-term debt. As of December 31, 2020, IMC had total outstanding debt of $77.2 million in principal and paid-in-kind interest under its term note and other long-term debt. Our indebtedness, or any additional indebtedness we may incur, could require us to divert funds identified for other purposes for debt service and impair our liquidity position. If we cannot generate sufficient cash flow from operations to service our debt, we may need to refinance our debt, dispose of assets or issue equity to obtain necessary funds. We do not know whether we will be able to take any of these actions on a timely basis, on terms satisfactory to us or at all.
Our indebtedness and the cash flow needed to satisfy our debt have important consequences, including:
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limiting funds otherwise available for financing our capital expenditures by requiring us to dedicate a portion of our cash flows from operations to the repayment of debt and the interest on this debt;

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making us more vulnerable to rising interest rates; and

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making us more vulnerable in the event of a downturn in our business.

Our level of indebtedness may place us at a competitive disadvantage to our competitors that are not as highly leveraged. Fluctuations in interest rates can increase borrowing costs. Increases in interest rates may directly impact the amount of interest we are required to pay and reduce earnings accordingly. In addition, developments in tax policy, such as the disallowance of tax deductions for interest paid on outstanding indebtedness, could have an adverse effect on our liquidity and our business, financial conditions and results of operations.
We expect to use cash flow from operations to meet current and future financial obligations, including funding our operations, debt service requirements and capital expenditures. The ability to make these payments depends on our financial and operating performance, which is subject to prevailing economic, industry and competitive conditions and to certain financial, business, economic and other factors beyond our control.
Disruptions in our disaster recovery systems or management continuity planning could limit our ability to operate our business effectively.
Our information technology systems facilitate our ability to conduct our business. While we have disaster recovery systems and business continuity plans in place, any disruptions in our disaster recovery systems or the failure of these systems to operate as expected could, depending on the magnitude of the problem, adversely affect our operating results by limiting our capacity to effectively monitor and control our operations. Despite our implementation of a variety of security measures, our information technology systems could be subject to physical or electronic break-ins, and similar disruptions from unauthorized tampering or any weather-related disruptions where our headquarters is located. In addition, in the event that a significant number of our management personnel were unavailable in the event of a disaster, our ability to effectively conduct business could be adversely affected.
We may be subject to legal proceedings and litigation, including intellectual property and privacy disputes, which are costly to defend and could materially harm our business and results of operations.
We may be party to lawsuits and legal proceedings in the normal course of business. We may face allegations, lawsuits and regulatory inquiries, audits and investigations regarding data privacy, security, labor and employment, consumer protection and intellectual property infringement, including claims related to privacy, patents, publicity, trademarks, copyrights and other rights. We may also face allegations or litigation related to our acquisitions or business practices. Certain of these matters may include speculative claims for substantial or indeterminate amounts of damages and include claims for injunctive relief. We may also become subject to periodic audits, which would likely increase our regulatory compliance costs and may require us to change our business practices, which could negatively impact our revenue growth.
The results of regulatory proceedings, litigation, claims and audits cannot be predicted with certainty, and determining reserves for pending litigation and other legal, regulatory and audit matters requires significant judgment. There can be no assurance that our expectations will prove correct, and even if these matters are resolved in our favor or without significant cash settlements, these matters, and the time and resources necessary to litigate or resolve them, could harm our reputation, business, financial condition and results of operations.
If federal or state government officials audit or investigate our operations or arrangements with third parties, the challenge could potentially disrupt our business operations and we may incur substantial defense costs, even if we successfully defend our interpretation of applicable laws, rules and regulations. In addition, if the government successfully challenges our interpretation as to the applicability of laws, rules and regulations as they relate to our operations and arrangements with third parties, that may have a material adverse effect on our business, financial condition and results of operations. In the event regulatory action were to limit or prohibit us from carrying on our business as we presently conduct it or from expanding our operations to certain jurisdictions, we may need to make structural, operational and organizational modifications to our business and/or our contractual arrangements with third party payers. Our operating costs could increase significantly as a result.
We believe that audits, inquiries and investigations from government agencies will continue to occur from time to time in the ordinary course of our business, which could result in substantial defense costs to us and a diversion of management’s time and attention. Such pending or future audits, inquiries or investigations, or the public disclosure of such matters, may have a material adverse effect on our business, financial condition and results of operations.
We also may be subject to lawsuits under the federal False Claims Act (the “FCA”) and comparable state laws for submitting allegedly fraudulent or otherwise inappropriate bills for services to the Medicare and Medicaid programs. These lawsuits, which may be initiated by government authorities as well as private party relators, can involve significant monetary damages, fines, attorney fees and the award of bounties to private plaintiffs who successfully bring these suits, as well as to the government programs. In recent years, government oversight and law enforcement have become increasingly active and aggressive in investigating and taking legal action against potential fraud and abuse.
Furthermore, our business exposes us to potential medical malpractice, professional negligence, or other related actions or claims that are inherent in the provision of healthcare services. These claims, with or without merit, could cause us to incur substantial costs and could place a significant strain on our financial resources, divert the attention of management from our core business, harm our reputation and adversely affect our ability to attract and retain patients, any of which could have a material adverse effect on our business, financial condition and results of operations.
Managing legal proceedings, litigation and audits, even if we achieve favorable outcomes, is time-consuming and diverts management’s attention from our business. Additionally, these matters are often expensive and disruptive to normal business operations and the costs of litigating these matters could be significant. Litigation and regulatory proceedings may be protracted and the results are difficult to predict. Adverse outcomes with respect to litigation or any of these legal proceedings may result in significant settlement costs or judgments, penalties and fines, or require us to modify our services or require us to stop serving certain patients or geographies, all of which could negatively impact our geographical expansion and revenue growth.
Although we maintain third-party professional liability insurance coverage, it is possible that claims against us may exceed the coverage limits of our insurance policies. Even if any professional liability loss is covered by an insurance policy, these policies typically have substantial deductibles for which we are responsible. Professional liability claims in excess of applicable insurance coverage could have a material adverse effect on our business, financial condition and results of operations. In addition, any professional liability claim brought against us, with or without merit, could result in an increase of our professional liability insurance premiums. Insurance coverage varies in cost and can be difficult to obtain, and we cannot guarantee that we will be able to obtain insurance coverage in the future on terms acceptable to us or at all. If our costs of insurance and claims increase, then our earnings could decline.
Reductions in the quality ratings of the health plans we serve could have a material adverse effect on our business, results of operations, financial condition and cash flows.
As a result of the ACA, the level of reimbursement each health plan receives from CMS is dependent, in part, upon the quality rating of the Medicare plan. Such ratings impact the percentage of any cost savings rebate and any bonuses earned by such health plan. Since a significant portion of our revenue is expected to be calculated as a percentage of CMS reimbursements received by these health plans with respect to our patients, reductions in the quality ratings of a health plan that we serve could have a material adverse effect on our business, results of operations, financial condition and cash flows.
Given each health plan’s control of its plans and the many other providers that serve such plans, we believe that we will have limited ability to influence the overall quality rating of any such plan. The Balanced Budget Act that passed in February 2018 implemented certain changes to prevent artificial inflation of star ratings for MA plans offered by the same organization. In addition, CMS has terminated plans that have had a rating of less than three stars for three consecutive years, whereas MA plans with five stars are permitted to conduct enrollment throughout almost the entire year. Because low quality ratings can potentially lead to the termination of a plan in which we participate, we may not be able to prevent the potential termination of a contracting plan or a shift of patients to other plans based upon quality issues which could, in turn, have a material adverse effect on our business, results of operations, financial condition and cash flows.

If we are not able to maintain and enhance our reputation and brand recognition, including through the maintenance and protection of trademarks, our business and results of operations may be harmed.
We believe that maintaining and enhancing our reputation and brand recognition is critical to our relationships with both patients and payors and to our ability to attract new patients. The promotion of our brand may require us to make substantial investments and we anticipate that, as our market becomes increasingly competitive, these marketing initiatives may become increasingly difficult and expensive. Our marketing activities may not be successful or yield increased revenue, and to the extent that these activities yield increased revenue, the increased revenue may not offset the expenses we incur and our results of operations could be harmed. In addition, any factor that diminishes our reputation or that of our management, including failing to meet the expectations of or provide quality medical care for our patients, or any adverse publicity or litigation involving or surrounding us, one of our centers or our management, could make it substantially more difficult for us to attract new patients. Similarly, because our existing patients often act as references for us with prospective new patients, any existing patient that questions the quality of our care could impair our ability to secure additional new patients. In addition, negative publicity resulting from any adverse government payor audit could injure our reputation. If we do not successfully maintain and enhance our reputation and brand recognition, our business may not grow and we could lose our relationships with patients, which would harm our business, results of operations and financial condition.
The registered or unregistered trademarks or trade names that we own or license may be challenged, infringed, circumvented, declared generic, lapsed or determined to be infringing on or dilutive of other marks. We may not be able to protect our rights in these trademarks and trade names, which we need in order to build name recognition with patients, payors and other partners. In addition, third parties may in the future file for registration of trademarks similar or identical to our trademarks. If they succeed in registering or developing common law rights in such trademarks, and if we are not successful in challenging such third-party rights, we may not be able to use these trademarks to commercialize our technologies in certain relevant jurisdictions. If we are unable to establish name recognition based on our trademarks and trade names, we may not be able to compete effectively and our brand recognition, reputation and results of operations may be adversely affected.
Our business depends on our ability to effectively invest in, implement improvements to and properly maintain the uninterrupted operation and data integrity of our information technology and other business systems.
Our business is highly dependent on maintaining effective information systems as well as the integrity and timeliness of the data we use to serve our patients, support our care teams and operate our business. Because of the large amount of data that we collect and manage, it is possible that hardware failures or errors in our systems could result in data loss or corruption or cause the information that we collect to be incomplete or contain inaccuracies that our partners regard as significant. If our data were found to be inaccurate or unreliable due to fraud or other error, or if we, or any of the third-party service providers we engage, were to fail to maintain information systems and data integrity effectively, we could experience operational disruptions that may impact our patients and care teams and hinder our ability to provide services, establish appropriate pricing for services, retain and attract patients, manage our patient risk profiles, establish reserves, report financial results timely and accurately and maintain regulatory compliance, among other things.
Our information technology strategy and execution are critical to our continued success. We must continue to invest in long-term solutions that will enable us to anticipate patient needs and expectations, enhance the patient experience, act as a differentiator in the market and protect against cybersecurity risks and threats. Our success is dependent, in large part, on maintaining the effectiveness of existing technology systems and continuing to deliver and enhance technology systems that support our business processes in a cost-efficient and resource-efficient manner. Increasing regulatory and legislative changes will place additional demands on our information technology infrastructure that could have a direct impact on resources available for other projects tied to our strategic initiatives. In addition, recent trends toward greater patient engagement in health care require new and enhanced technologies, including more sophisticated applications for mobile devices. Connectivity among technologies is becoming increasingly important. We must also develop new systems to meet current market standards and keep pace with continuing changes in information processing technology, evolving industry and regulatory standards and patient needs. Failure to do so may present compliance challenges and impede our ability to deliver services in a competitive manner. Further, because system development projects are long-term in nature, they may be more costly than expected to complete and may not deliver the expected benefits upon completion. Our failure to effectively invest in, implement improvements to and properly maintain the uninterrupted operation and data integrity of our information technology and other business systems could adversely affect our results of operations, financial position and cash flow.
If we are unable to obtain, maintain and enforce intellectual property protection for our technology or if the scope of our intellectual property protection is not sufficiently broad, particularly with respect to the CareOptimize platform, others may be able to develop and commercialize technology substantially similar to ours, and our ability to successfully commercialize our technology may be adversely affected.
Our business depends on internally developed technology and content, including software, databases, confidential information and know-how, the protection of which is crucial to the success of our business. We rely on a combination of trademark, trade-secret, and copyright laws and confidentiality procedures and contractual provisions to protect our intellectual property rights in our internally developed technology and content. We may, over time, increase our investment in protecting our intellectual property through additional trademark, patent and other intellectual property filings that could be expensive and time-consuming. Effective trademark, trade-secret and copyright protection is expensive to develop and maintain, both in terms of initial and ongoing registration requirements and the costs of defending our rights. These measures, however, may not be sufficient to offer us meaningful protection. Additionally, CareMax does not currently hold a patent or other registered or applied for intellectual property protection for the CareOptimize platform, and instead relies upon non-registered rights, including trade secrets, contractual provisions and restrictions on access, to protect our intellectual property rights in CareOptimize. Furthermore, because CareMax does not currently have a patent portfolio, if a competitor sues CareMax for patent infringement, our ability to counterclaim or settle through patent cross-licenses may be diminshed. If we are unable to protect our intellectual property and other rights, particularly with respect to the CareOptimize platform, our competitive position and our business could be harmed, as third parties may be able to commercialize and use technologies and software products that are substantially the same as ours without incurring the development and licensing costs that we have incurred. Any of our owned or licensed intellectual property rights could be challenged, invalidated, circumvented, infringed, or misappropriated, our trade secrets and other confidential information could be disclosed in an unauthorized manner to third parties, or our intellectual property rights may not be sufficient to permit us to take advantage of current market trends or otherwise to provide us with competitive advantages, which could result in costly redesign efforts, discontinuance of certain offerings or other competitive harm.
Monitoring unauthorized use of our intellectual property is difficult and costly. From time to time, we seek to analyze our competitors’ services, and may in the future seek to enforce our rights against potential infringement. However, the steps we have taken to protect our intellectual property rights may not be adequate to prevent infringement or misappropriation of our intellectual property. We may not be able to detect unauthorized use of, or take appropriate steps to enforce, our intellectual property rights. Any inability to meaningfully protect our intellectual property rights could result in harm to our ability to compete and reduce demand for our technology. Moreover, our failure to develop and properly manage new intellectual property could adversely affect our market positions and business opportunities. Also, some of our services rely on technologies and software developed by or licensed from third parties, and we may not be able to maintain our relationships with such third parties or enter into similar relationships in the future on reasonable terms or at all.
Uncertainty may result from changes to intellectual property legislation and from interpretations of intellectual property laws by applicable courts and agencies. Accordingly, despite our efforts, we may be unable to obtain and maintain the intellectual property rights necessary to provide us with a competitive advantage. Our failure to obtain, maintain and enforce our intellectual property rights could therefore have a material adverse effect on our business, financial condition and results of operations.
Third parties may initiate legal proceedings alleging that we are infringing or otherwise violating their intellectual property rights, the outcome of which would be uncertain and could have a material adverse effect on our business, financial condition and results of operations.
Our commercial success depends on our ability to develop and commercialize our services and use our internally developed technology without infringing the intellectual property or proprietary rights of third parties. Intellectual property disputes can be costly to defend and may cause our business, operating results and financial condition to suffer. As the market for healthcare in the United States expands and more patents are issued, the risk increases that there may be patents issued to third parties that relate to our technology of which we are not aware or that we must challenge to continue our operations as currently contemplated. Whether merited or not, we may face allegations that we, our partners or parties indemnified by us have infringed or otherwise violated the patents, trademarks, copyrights or other intellectual property rights of third parties. Such claims may be made by competitors seeking to obtain a competitive advantage or by other parties. Additionally, in recent years, individuals and groups have begun purchasing intellectual property assets for the purpose of making claims of infringement and attempting to extract settlements from companies like ours. We may also face allegations that our employees have misappropriated the intellectual property or proprietary rights of their former employers or other third parties. It may be necessary for us to initiate litigation to defend ourselves in order to determine the scope, enforceability and validity of third-party intellectual property or proprietary rights, or to establish our respective rights. We may not be able to successfully settle or otherwise resolve such adversarial proceedings or litigation. If we are unable to successfully settle future claims on terms acceptable to us we may be required to engage in or to continue claims, regardless of whether such claims have merit, which can be time-consuming, divert management’s attention and financial resources and can be costly to evaluate and defend. Results of any such litigation are difficult to predict and may require us to stop commercializing or using our technology, obtain licenses, modify our services and technology while we develop non-infringing substitutes or incur substantial damages, settlement costs or face a temporary or permanent injunction prohibiting us from marketing or providing the affected services. If we require a third-party license, it may not be available on reasonable terms or at all, and we may have to pay substantial royalties, upfront fees or grant cross-licenses to intellectual property rights for our services. We may also have to redesign our services so they do not infringe third-party intellectual property rights, which may not be possible or may require substantial monetary expenditures and time, during which our technology may not be available for commercialization or use. Even if we have an agreement to indemnify us against such costs, the indemnifying party may be unable to uphold its contractual obligations. If we cannot or do not obtain a third-party license to the infringed technology at all, license the technology on reasonable terms or obtain similar technology from another source, our revenue and earnings could be adversely impacted.
From time to time, we may be subject to legal proceedings and claims in the ordinary course of business with respect to intellectual property. We are not currently subject to any claims from third parties asserting infringement of their intellectual property rights. Some third parties may be able to sustain the costs of complex litigation more effectively than we can because they have substantially greater resources. Even if resolved in our favor, litigation or other legal proceedings relating to intellectual property claims may cause us to incur significant expenses, and could distract our technical and management personnel from their normal responsibilities. Moreover, any uncertainties resulting from the initiation and continuation of any legal proceedings could have a material adverse effect on our ability to raise the funds necessary to continue our operations. Assertions by third parties that we violate their intellectual property rights could therefore have a material adverse effect on our business, financial condition and results of operations.
If we are unable to protect the confidentiality of our trade secrets, know-how and other proprietary and internally developed information, the value of our technology could be adversely affected.
We may not be able to protect our trade secrets, know-how and other internally developed information, including in relation to our CareOptimize platform, adequately. Although we use reasonable efforts to protect this internally developed information and technology, our employees, consultants and other parties (including independent contractors and companies with which we conduct business) may unintentionally or willfully disclose our information or technology to competitors. Enforcing a claim that a third party illegally disclosed or obtained and is using any of our internally developed information or technology is difficult, expensive and time-consuming, and the outcome is unpredictable. In addition, courts outside the United States are sometimes less willing to protect trade secrets, know-how and other proprietary information. We rely, in part, on non-disclosure, confidentiality and assignment-of-invention agreements with our employees, independent contractors, consultants and companies with which we conduct business to protect our trade secrets, know-how and other intellectual property and internally developed information. These agreements may not be self-executing, or they may be breached and we may not have adequate remedies for such breach. Moreover, third parties may independently develop similar or equivalent proprietary information or otherwise gain access to our trade secrets, know-how and other internally developed information.
Any restrictions on our use of, or ability to license, data, or our failure to license data and integrate third-party technologies, could have a material adverse effect on our business, financial condition and results of operations.
We depend upon licenses from third parties for some of the technology and data used in our CareOptimize platform. We expect that we may need to obtain additional licenses from third parties in the future in connection with the development of our services. In addition, we obtain a portion of the data that we use from government entities, public records and from our partners for specific partner engagements. We believe that we have all rights necessary to use the data that is incorporated into our services. We cannot, however, assure you that our licenses for information will allow us to use that information for all potential or contemplated applications.
In the future, data providers could withdraw their data from us or restrict our usage for any reason, including if there is a competitive reason to do so, if legislation is passed restricting the use of the data, or if judicial interpretations are issued restricting use of the data that we currently use to support our services. In addition, data providers could fail to adhere to our quality control standards in the future, causing us to incur additional expense to appropriately utilize the data. If a substantial number of data providers were to withdraw or restrict their data, or if they fail to adhere to our quality control standards, and if we are unable to identify and contract with suitable alternative data suppliers and integrate these data sources into our service offerings, our ability to provide appropriate services to our patients would be materially adversely impacted, which could have a material adverse effect on our business, financial condition and results of operations.
We also integrate into our internally developed applications and use third-party software to support our technology infrastructure. Some of this software is proprietary and some is open source software. These technologies may not be available to us in the future on commercially reasonable terms or at all and could be difficult to replace once integrated into our own internally developed applications. Most of these licenses can be renewed only by mutual consent and may be terminated if we breach the terms of the license and fail to cure the breach within a specified period of time. Our inability to obtain, maintain or comply with any of these licenses could delay development until equivalent technology can be identified, licensed and integrated, which would harm our business, financial condition and results of operations.
Most of our third-party licenses are non-exclusive and our competitors may obtain the right to use any of the technology covered by these licenses to compete directly with us. Our use of third-party technologies exposes us to increased risks, including, but not limited to, risks associated with the integration of new technology into our solutions, the diversion of our resources from development of our own internally developed technology and our inability to generate revenue from licensed technology sufficient to offset associated acquisition and maintenance costs. In addition, if our data suppliers choose to discontinue support of the licensed technology in the future, we might not be able to modify or adapt our own solutions.
Our use of “open source” software could adversely affect our ability to offer our services and subject us to possible litigation.
We may use open source software in connection with our services. Companies that incorporate open source software into their technologies have, from time to time, faced claims challenging the use of open source software and/or compliance with open source license terms. As a result, we could be subject to suits by parties claiming ownership of what we believe to be open source software or claiming noncompliance with open source licensing terms. Some open source software licenses require users who distribute software containing open source software to publicly disclose all or part of the source code to such software and/or make available any derivative works of the open source code, which could include valuable proprietary code of the user, on unfavorable terms or at no cost. While we monitor the use of open source software and try to ensure that none is used in a manner that would require us to disclose our internally developed source code or that would otherwise breach the terms of an open source agreement, such use could inadvertently occur, in part because open source license terms are often ambiguous. Any requirement to disclose our internally developed source code or pay damages for breach of contract could have a material adverse effect on our business, financial condition and results of operations and could help our competitors develop services that are similar to or better than ours.
We depend on our senior management team and other key employees, and the loss of one or more of these employees or an inability to attract and retain other highly skilled employees could harm our business.
Our success depends largely upon the continued services of our senior management team and other key employees. We rely on our leadership team in the areas of operations, provision of medical services, information technology and security, marketing, and general and administrative functions. From time to time, there may be changes in our executive management team resulting from the hiring or departure of executives, which could disrupt our business. Our employment agreements with our executive officers and other key personnel do not require them to continue to work for us for any specified period and, therefore, they could terminate their employment with us at any time. The loss of one or more of the members of our senior management team, or other key employees, could harm our business. In particular, the loss of the services of CareMax’s co-founder and Chief Executive Officer, Carlos de Solo, or IMC’s Chief Executive Officer, Bill Lamoreaux, could significantly delay or prevent the achievement of our strategic objectives. Changes in our executive management team may also cause disruptions in, and harm to, our business.
Our primary care centers are concentrated in South Florida, and we may not be able to successfully establish a presence in new geographic markets.
Our revenue is derived from our primary care centers in South Florida. As a result, our exposure to many of the risks described herein are not mitigated by a diversification of geographic focus. Furthermore, due to the concentration of our operations in this region, our business may be adversely affected by economic conditions that disproportionately affect this region as compared to other regions. To continue to expand our operations to other regions of the United States, we will have to devote resources to identifying and exploring such perceived opportunities. Thereafter, we will have to, among other things, recruit and retain qualified personnel, develop new primary care centers and establish new relationships with physicians and other healthcare providers. In addition, we would be required to comply with laws and regulations of states that may differ from the ones in which we currently operate, and could face competitors with greater knowledge of such local markets. We anticipate that further geographic expansion will require us to make a substantial investment of management time, capital and/or other resources. There can be no assurance that we will be able to continue to successfully expand our operations in any new geographic markets.
Our overall business results may suffer from an economic downturn.
During periods of high unemployment, governmental entities often experience budget deficits as a result of increased costs and lower than expected tax collections. These budget deficits at federal, state and local government entities have decreased, and may continue to decrease, spending for health and human service programs, including Medicare, Medicaid and similar programs, which represent significant payor sources for our centers. Other risks we face during periods of high unemployment include potential declines in the population covered under capitation agreements, potential increases in the uninsured and underinsured populations and further difficulties in our collecting patient co-payment and deductible receivables.
We lease all of our facilities and may experience risks relating to lease termination, lease expense escalators, lease extensions and special charges.
We currently lease or license all of our centers. Our leases are typically on terms ranging from five to 15 years. Each of our lease or license agreements provides that the lessor may terminate the lease, subject to applicable cure provisions, for a number of reasons, including the defaults in any payment of rent, taxes or other payment obligations or the breach of any other covenant or agreement in the lease. Termination of certain of our lease agreements could result in a cross-default under our debt agreements or other lease agreements. If a lease agreement is terminated, there can be no assurance that we will be able to enter into a new lease agreement on similar or better terms or at all.
Our lease obligations often include annual fixed rent escalators ranging between 2% and 3% or variable rent escalators based on a consumer price index. These escalators could impact our ability to satisfy certain obligations and financial covenants. If the results of our operations do not increase at or above the escalator rates, it would place an additional burden on our results of operations, liquidity and financial position.
As we continue to expand and have leases or licenses with different start dates, it is likely that some number of our leases and licenses will expire each year. Our lease or license agreements often provide for renewal or extension options. There can be no assurance that these rights will be exercised in the future or that we will be able to satisfy the conditions precedent to exercising any such renewal or extension. In addition, if we are unable to renew or extend any of our leases or licenses, we may lose all of the facilities subject to that master lease agreement. If we are not able to renew or extend our leases or licenses at or prior to the end of the existing lease terms, or if the terms of such options are unfavorable or unacceptable to us, our business, financial condition and results of operation could be adversely affected.
Leasing facilities pursuant to binding lease or license agreements may limit our ability to exit markets. For instance, if one facility under a lease or license becomes unprofitable, we may be required to continue operating such facility or, if allowed by the landlord to close such facility, we may remain obligated for the lease payments on such facility. We could incur special charges relating to the closing of such facility, including lease termination costs, impairment charges and other special charges that would reduce our profits and could have a material adverse effect on our business, financial condition or results of operations.
Our failure to pay the rent or otherwise comply with the provisions of any of our lease agreements could result in an “event of default” under such lease agreement and also could result in a cross default under other lease agreements and agreements for our indebtedness. Upon an event of default, remedies available to our landlords generally include, without limitation, terminating such lease agreement, repossessing and reletting the leased properties and requiring us to remain liable for all obligations under such lease agreement, including the difference between the rent under such lease agreement and the rent payable as a result of reletting the leased properties, or requiring us to pay the net present value of the rent due for the balance of the term of such lease agreement. The exercise of such remedies would have a material adverse effect on our business, financial position, results of operations and liquidity.
If certain of our suppliers do not meet our needs, if there are material price increases on supplies, if we are not reimbursed or adequately reimbursed for drugs we purchase or if we are unable to effectively access new technology or superior products, it could negatively impact our ability to effectively provide the services we offer and could have a material adverse effect on our business, results of operations, financial condition and cash flows.
We have significant suppliers that may be the sole or primary source of products critical to the services we provide, or to which we have committed obligations to make purchases, sometimes at particular prices. If any of these suppliers do not meet our needs for the products they supply, including in the event of a product recall, shortage or dispute, and we are not able to find adequate alternative sources, if we experience material price increases from these suppliers that we are unable to mitigate, or if some of the drugs that we purchase are not reimbursed or not adequately reimbursed by commercial or government payors, it could have a material adverse impact on our business, results of operations, financial condition and cash flows. In addition, the technology related to the products critical to the services we provide is subject to new developments which may result in superior products. If we are not able to access superior products on a cost-effective basis or if suppliers are not able to fulfill our requirements for such products, we could face patient attrition and other negative consequences which could have a material adverse effect on our business, results of operations, financial condition and cash flows.
Our corporate cultures have contributed to our success, and if we cannot maintain a positive corporate culture as we grow, we could lose innovation, creativity and teamwork and our business may be harmed.
We believe that corporate culture has been a critical contributor to the success of CareMax and IMC and will continue to be for the combined company, particularly regarding our ability to attract highly skilled personnel. If we do not continue to develop corporate culture or maintain and preserve core values as we grow and evolve, we may be unable to foster the innovation, curiosity, creativity, focus on execution, teamwork and the facilitation of critical knowledge transfer and knowledge sharing we believe we need to support our growth. Our anticipated headcount growth and our transition from two private companies to a single public company may result in a change in corporate culture, which could harm our business.
Our records and submissions to a health plan may contain inaccurate or unsupportable information regarding risk adjustment scores of members, which could cause us to overstate or understate our revenue and subject us to various penalties.
The claims and encounter records that we submit to health plans may impact data that support the Medicare Risk Adjustment Factor (“RAF”) scores attributable to members. These RAF scores determine, in part, the revenue to which the health plans and, in turn, we are entitled for the provision of medical care to such members. The data submitted to CMS by each health plan is based, in part, on medical charts and diagnosis codes that we prepare and submit to the health plans. Each health plan generally relies on us and our affiliated physicians to appropriately document and support such RAF data in our medical records. Each health plan also relies on us and our affiliated physicians to appropriately code claims for medical services provided to members. Erroneous claims and erroneous encounter records and submissions could result in inaccurate revenue and risk adjustment payments, which may be subject to correction or retroactive adjustment in later periods. This corrected or adjusted information may be reflected in financial statements for periods subsequent to the period in which the revenue was recorded. We might also need to refund a portion of the revenue that we received, which refund, depending on its magnitude, could damage our relationship with the applicable health plan and could have a material adverse effect on our business, results of operations, financial condition and cash flows.
Additionally, CMS performs Risk Adjustment Data Validation (“RADV”) audits of the diagnosis codes reported by MA plans to confirm they are supported by medical documentation and to determine if risk-adjustment calculations, are accurate.
The MA plans ask providers to submit the underlying documentation for members that they serve. CMS then compares the diagnoses reflected in the risk scores with underlying medical records to identify whether there are any codes that are not supported by the medical record. If this comparison of sample enrollees yields a difference, referred to as an error rate, CMS plans to calculate a contract-level error rate (i.e., the entire error in payment if the errors found in the RADV audit were reflected in all similar cases for that contract).
It is possible that claims associated with members with higher RAF scores could be subject to more scrutiny in a CMS or plan audit. There is a possibility that a MA plan may seek repayment from us should CMS make any payment adjustments to the MA plan as a result of its audits. The plans also may hold us liable for any penalties owed to CMS for inaccurate or unsupportable RAF scores provided by us or our affiliated physicians. In addition, we could be liable for penalties to the government under the FCA that range from $5,500 to $11,000 (adjusted for inflation) for each false claim, plus up to three times the amount of damages caused by each false claim, which can be as much as the amounts received directly or indirectly from the government for each such false claim. On June 19, 2020, the DOJ issued a final rule announcing adjustments to FCA penalties, under which the per claim range increases to a range from $11,665 to $23,331 per claim, so long as the underlying conduct occurred after November 2, 2015.
CMS has indicated that payment adjustments will not be limited to RAF scores for the specific MA enrollees for which errors are found but may also be extrapolated to the entire MA plan subject to a particular CMS contract. CMS has described its audit process as plan-year specific and stated that it will not extrapolate audit results for plan years prior to 2011. Because CMS has not stated otherwise, there is a risk that payment adjustments made as a result of one plan year’s audit would be extrapolated to prior plan years after 2011.
There can be no assurance that a health plan will not be randomly selected or targeted for review by CMS or that the outcome of such a review will not result in a material adjustment in our revenue and profitability, even if the information we submitted to the plan is accurate and supportable.
A failure to accurately estimate incurred but not paid medical expense could adversely affect our results of operations.
Patient care costs include estimates of future medical claims that have been incurred by the patient but for which the provider has not yet billed. These claim estimates are made utilizing actuarial methods and are continually evaluated and adjusted by management, based upon our historical claims experience and other factors, including an independent assessment by a nationally recognized actuarial firm. Adjustments, if necessary, are made to medical claims expense and capitated revenues when the assumptions used to determine our claims liability change and when actual claim costs are ultimately determined.
Due to the inherent uncertainties associated with the factors used in these estimates and changes in the patterns and rates of medical utilization, materially different amounts could be reported in our financial statements for a particular period under different conditions or using different, but still reasonable, assumptions. It is possible that our estimates of this type of claim may be inadequate in the future. In such event, our results of operations could be adversely impacted. Further, the inability to estimate these claims accurately may also affect our ability to take timely corrective actions, further exacerbating the extent of any adverse effect on our results of operations.
Negative publicity regarding the managed healthcare industry generally could adversely affect our results of operations or business.
Negative publicity regarding the managed healthcare industry generally, or the MA program in particular, may result in increased regulation and legislative review of industry practices that further increase our costs of doing business and adversely affect our results of operations or business by:
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requiring us to change our products and services;

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increasing the regulatory, including compliance, burdens under which we operate, which, in turn, may negatively impact the manner in which we provide services and increase our costs of providing services;

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adversely affecting our ability to market our products or services through the imposition of further regulatory restrictions regarding the manner in which plans and providers market to MA enrollees; or

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adversely affecting our ability to attract and retain patients.

Our primary care centers may be negatively impacted by weather and other factors beyond our control.
Our results of operations may be adversely impacted by adverse conditions affecting our centers, including severe weather events such as hurricanes and flooding, public health concerns such as contagious disease outbreaks, violence or threats of violence or other factors beyond our control that cause disruption of patient scheduling, displacement of our patients, employees and care teams, or force certain of our centers to close temporarily. Given our concentration in South Florida, all of our centers may be simultaneously affected by adverse weather conditions or other events. Our future operating results may be adversely affected by these and other factors that disrupt the operation of our centers.
IMC has a history of losses
IMC incurred net losses of approximately $84.6 million (inclusive of a goodwill impairment charge of $65.6 million) and $16.9 million for the years ended December 31, 2018 and 2019, respectively, as it has focused on investing in technology and an experienced management team in its development of a platform that it believes will be scalable to allow for growth. While IMC generated net income of $1.1 million for the year ended December 31, 2020, IMC may continue to incur operating and net losses in the future while it continues to focus on long-term growth through investments in its centers, care model, and marketing even after the business combination. Although IMC anticipates that its investments in technology, such as its electronic medical records, telemedicine, transportation software, new fleet of vans, accounting software, telephone software and data analytics, will benefit its business and operating results in the future, there can be no guarantee that these benefits will be realize. Even if these investments result in additional revenue, IMC may not be able to effectively manage its growth or successfully execute on its business plan and vision which could materially and adversely impact its ability to achieve profitability. If IMC is not able to achieve sustainable profitability and generate sufficient cash flow to support its business operations and debt obligations, then its ability to execute its business strategy and maintain its business operations will be materially adversely affected.

Risks Related to Regulation
If we fail to adhere to all of the complex government laws and regulations that apply to our business, we could suffer severe consequences that could have a material adverse effect on our business, results of operations, financial condition, cash flows and reputation.
Our operations are subject to extensive federal, state and local government laws and regulations, such as:
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Medicare and Medicaid reimbursement rules and regulations;

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federal and state anti-kickback statutes, which prohibit the knowing and willful offer, payment, solicitation or receipt of any bribe, kickback, rebate or other remuneration in exchange for making a referral, or in return for ordering, leasing, purchasing or recommending or arranging for or to induce the referral of an individual or the ordering, purchasing or leasing of items or services covered, in whole or in part, by any federal healthcare program, such as Medicare and Medicaid;

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the Stark Law and analogous state self-referral prohibition statutes, which, subject to limited exceptions, prohibits physicians from referring Medicare patients to an entity for the provision of certain “designated health services” if the physician or a member of such physician’s immediate family has a direct or indirect financial relationship (including an ownership interest or a compensation arrangement) with an entity, and prohibit the entity from billing Medicare for such “designated health services” and state self-referral laws and laws that prohibit fee splitting and patient brokering that may implicate Medicaid, private insurance, or other payors;

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the FCA and associated regulations, that imposes civil and criminal liability on individuals or entities that knowingly submit false or fraudulent claims for payment to the government or knowingly making, or causing to be made, a false statement in order to have a false claim paid, including qui tam or whistleblower suits;

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the Civil Monetary Penalty statute and associated regulations, which authorizes the government agency to impose civil money penalties, an assessment, and program exclusion for various forms of fraud and abuse involving the Medicare and Medicaid programs including the Beneficiary Inducements Civil Monetary Penalty, which prohibits the transfer of remuneration (including the offering of free items or services and waivers of deductibles and copayments) to any Medicare or Medicaid Beneficiary that the person knows or should know is likely to induce the beneficiary’s selection of a particular provider;

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federal and state laws regarding the collection, use and disclosure of patient health information (e.g., HIPAA) and the storage, handling, shipment, disposal and/or dispensing of pharmaceuticals and blood products and other biological materials and many other applicable state and federal laws and requirements;

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state and federal statutes and regulations that govern workplace health and safety;

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federal and state laws and policies that require healthcare providers to maintain licensure, certification or accreditation to enroll and participate in the Medicare and Medicaid programs, to report certain changes in their operations to the agencies that administer these programs and, in some cases, to re-enroll in these programs when changes in direct or indirect ownership occur; and

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federal and state laws pertaining to the provision of services by nurse practitioners and physician assistants certain settings, physician supervision of those services, and reimbursement requirements that depend on the types of services provided and documented and relationships between physician supervisors and nurse practitioners and physician assistants.

In addition to the above laws, Medicare and Medicaid regulations, manual provisions, local coverage determinations, national coverage determinations and agency guidance also impose complex and extensive requirements upon healthcare providers. Moreover, the various laws and regulations that apply to our operations are often subject to varying interpretations and additional laws and regulations potentially affecting providers continue to be promulgated that may impact us. A violation or departure from any of the legal requirements implicated by our business may result in, among other things, government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. These legal requirements are civil, criminal and administrative in nature depending on the law or requirement.
We endeavor to comply with all legal requirements. We further endeavor to structure all of our relationships with physicians and providers to comply with state and federal anti-kickback statutes, the Stark Law and other applicable healthcare laws. We dedicate compliance resources and maintain a formal compliance plan to monitor laws and regulations and implement necessary changes. However, the laws and regulations in these areas are complex, changing and often subject to varying interpretations. As a result, there is no guarantee that we will be able to adhere to all of the laws and regulations that apply to our business, and any failure to do so could have a material adverse impact on our business, results of operations, financial condition, cash flows and reputation. For example, if an enforcement agency were to challenge the level of compensation that we pay our medical directors or the number of medical directors whom we engage, or otherwise challenge these arrangements, we could be required to change our practices, face criminal or civil penalties, pay substantial fines or otherwise experience a material adverse impact on our business, results of operations, financial condition, cash flows and reputation as a result. Similarly, we may face penalties under the FCA, the federal Civil Monetary Penalty statute or otherwise related to failure to report and return overpayments within 60 days of when the overpayment is identified and quantified. These obligations to report and return overpayments could subject our procedures for identifying and processing overpayments to greater scrutiny. We have made investments in resources to decrease the time it takes to identify, quantify and process overpayments, and may be required to make additional investments in the future.
Additionally, the federal government has used the FCA to prosecute a wide variety of alleged false claims and fraud allegedly perpetrated against Medicare, Medicaid and other federally funded health care programs. Moreover, amendments to the federal Anti-Kickback Statute in the ACA make claims tainted by anti-kickback violations potentially subject to liability under the FCA, including qui tam or whistleblower suits. The penalties for a violation of the FCA range from $5,500 to $11,000 (adjusted for inflation) for each false claim plus three times the amount of damages caused by each such claim which generally means the amount received directly or indirectly from the government. On June 19, 2020, the DOJ issued a final rule announcing adjustments to FCA penalties, under which the per claim range increases to a range from $11,665 to $23,331 per claim, so long as the underlying conduct occurred after November 2, 2015. Given the high volume of claims processed by our various operating units, the potential is high for substantial penalties in connection with any alleged FCA violations.
In addition to the provisions of the FCA, which provide for civil enforcement, the federal government can use several criminal statutes to prosecute persons who are alleged to have submitted false or fraudulent claims for payment to the federal government.
If any of our operations are found to violate these or other government laws or regulations, we could suffer severe consequences that would have a material adverse effect on our business, results of operations, financial condition, cash flows, reputation and stock price, including:
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exclusion from, suspension or termination of our participation in government payment programs;

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refunds of amounts received in violation of law or applicable payment program requirements dating back to the applicable statute of limitation periods;

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loss of our required government certifications or exclusion from government payment programs;

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loss of our licenses required to operate healthcare facilities or administer pharmaceuticals in the states in which we operate;

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criminal or civil liability, fines, damages or monetary penalties for violations of healthcare fraud and abuse laws, including the federal Anti-Kickback Statute, Civil Monetary Penalties Law, Stark Law and FCA, or other failures to meet regulatory requirements;

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enforcement actions by governmental agencies and/or state law claims for monetary damages by patients who believe their PII or PHI has been used, disclosed or not properly safeguarded in violation of federal or state patient privacy laws, including HIPAA and the Privacy Act of 1974;

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mandated changes to our practices or procedures that significantly increase operating expenses;

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imposition of and compliance with corporate integrity agreements that could subject us to ongoing audits and reporting requirements as well as increased scrutiny of our billing and business practices which could lead to potential fines, among other things;

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termination of various relationships and/or contracts related to our business, including joint venture arrangements, medical director agreements, real estate leases and consulting agreements with physicians; and

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harm to our reputation which could negatively impact our business relationships, affect our ability to attract and retain patients and physicians, affect our ability to obtain financing and decrease access to new business opportunities, among other things.

We are, and may in the future be, a party to various lawsuits, demands, claims, qui tam suits, governmental investigations and audits (including investigations or other actions resulting from our obligation to self-report suspected violations of law) and other legal matters, any of which could result in, among other things, substantial financial penalties or awards against us, mandated refunds, substantial payments made by us, required changes to our business practices, exclusion from future participation in Medicare, Medicaid and other healthcare programs and possible criminal penalties, any of which could have a material adverse effect on our business, results of operations, financial condition, cash flows and materially harm our reputation.
Responding to subpoenas, investigations and other lawsuits, claims and legal proceedings as well as defending ourselves in such matters will continue to require management’s attention and cause us to incur significant legal expense. Negative findings or terms and conditions that we might agree to accept as part of a negotiated resolution of pending or future legal or regulatory matters could result in, among other things, substantial financial penalties or awards against us, substantial payments made by us, harm to our reputation, required changes to our business practices, exclusion from future participation in the Medicare, Medicaid and other healthcare programs and, in certain cases, criminal penalties, any of which could have a material adverse effect on us. It is possible that criminal proceedings may be initiated against us and/or individuals in our business in connection with investigations by the federal government.
We, our affiliated physicians and the facilities in which we operate are subject to various federal, state and local licensing and certification laws and regulations and accreditation standards and other laws, relating to, among other things, the adequacy of medical care, equipment, privacy of patient information, physician relationships, personnel and operating policies and procedures. Failure to comply with these licensing, certification and accreditation laws, regulations and standards could result in our services being found non-reimbursable or prior payments being subject to recoupment, requirements to make significant changes to our operations and can give rise to civil or, in extreme cases, criminal penalties. We routinely take the steps we believe are necessary to retain or obtain all requisite licensure and operating authorities. While we have made reasonable efforts to substantially comply with federal, state and local licensing and certification laws and regulations and standards as we interpret them, we cannot assure you that agencies that administer these programs will not find that we have failed to comply in some material respects.
If we are unable to effectively adapt to changes in the healthcare industry, including changes to laws and regulations regarding or affecting U.S. healthcare reform, our business may be harmed.
Due to the importance of the healthcare industry in the lives of all Americans, federal, state, and local legislative bodies frequently pass legislation and promulgate regulations relating to healthcare reform or that affect the healthcare industry. The incoming Biden Administration and Congress may consider legislation to reform the U.S. healthcare system. Some states also have pending health reform legislative initiatives. At this time, we are unable to determine the ultimate content or timing of any health reform legislation. We will not be able to determine the effect that any such legislation may have on our operations and business condition until such legislation is enacted, but such legislation may adversely affect our operations and business condition. It is reasonable to assume that there will continue to be increased government oversight and regulation of the healthcare industry in the future. We cannot assure our shareholders as to the ultimate content, timing or effect of any new healthcare legislation or regulations, nor is it possible at this time to estimate the impact of potential new legislation or regulations on our business. It is possible that future legislation enacted by Congress or state legislatures, or regulations promulgated by regulatory authorities at the federal or state level, could adversely affect our business or could change the operating environment of our primary care centers. It is possible that the changes to the Medicare, Medicaid or other governmental healthcare program reimbursements may serve as precedent to possible changes in other payors’ reimbursement policies in a manner adverse to us. Similarly, changes in private payor reimbursements could lead to adverse changes in Medicare, Medicaid and other governmental healthcare programs, which could have a material adverse effect on our business, financial condition and results of operations.
While we believe that we have structured our agreements and operations in material compliance with applicable healthcare laws and regulations, there can be no assurance that we will be able to successfully address changes in the current regulatory environment. We believe that our business operations materially comply with applicable healthcare laws and regulations. However, some of the healthcare laws and regulations applicable to us are subject to limited or evolving interpretations, and a review of our business or operations by a court, law enforcement or a regulatory authority might result in a determination that could have a material adverse effect on us. Furthermore, the healthcare laws and regulations applicable to us may be amended or interpreted in a manner that could have a material adverse effect on our business, prospects, results of operations and financial condition.
We are subject to complex rules and regulations that govern our licensing and certification, as well as credentialing processes with private payors before we can receive reimbursement for services. Our failure to comply with these rules and regulations or delays in the credentialing process could adversely affect our business.
We are subject to various federal, state and local licensing and certification laws and regulations and accreditation standards and other laws relating to, among other things, the adequacy of medical care, equipment, personnel and operating policies and procedures. We are also subject to periodic inspection by governmental and other authorities to assure continued compliance with the various standards necessary for licensing and accreditations.
Relevant laws and regulations may also require approvals to maintain or renew our operating authorities or require formal application and approval to continue providing services under certain government contracts. Failure to comply with these licensing, certification and accreditation laws, regulations and standards could result in our services being found non-reimbursable or prior payments being subject to recoupment, and can give rise to civil or, in extreme cases, criminal penalties.
Each time a new physician or other provider joins us, we must enroll such provider under our applicable group identification number for Medicare and Medicaid programs and for certain managed care and private insurance programs before we can receive reimbursement for services such provider renders to beneficiaries of those programs. The estimated time to receive approval for the enrollment is sometimes difficult to predict. These practices result in delayed reimbursement that may adversely affect our cash flows.
With respect to Medicare, providers can retrospectively bill Medicare for services provided 30 days prior to the effective date of the enrollment. In addition, the enrollment rules provide that the effective date of the enrollment will be the later of the date on which the enrollment application was filed and approved by the Medicare contractor, or the date on which the provider began providing services. If we are unable to properly enroll physicians and other applicable healthcare professionals in a timely manner, we will be precluded from billing Medicare for any services which were provided to a Medicare beneficiary more than 30 days prior to the effective date of the enrollment. With respect to Medicaid, whether a state will allow providers to retrospectively bill Medicaid for services provided prior to submitting an enrollment application varies by state. Failure to timely enroll providers could reduce our revenues and have a material adverse effect on our business, financial condition, or results of operations.
The ACA, as currently structured, added additional enrollment requirements for Medicare and Medicaid, which have been further enhanced through implementing regulations and increased enforcement scrutiny. Every enrolled provider must revalidate its enrollment at regular intervals and must update the Medicare contractors and many state Medicaid programs with significant changes on a timely basis. If we fail to provide sufficient documentation as required to maintain our enrollment, Medicare and Medicaid could deny continued future enrollment or revoke our enrollment and billing privileges.
The requirements for enrollment, licensure, certification and accreditation may include notification or approval in the event of a transfer or change of ownership or certain other changes. Other agencies or payors with which we have contracts may have similar requirements, and some of these processes may be complex. Failure to provide required notifications or obtain necessary approvals may result in the delay or inability to complete an acquisition or transfer, loss of licensure, lapses in reimbursement, or other penalties. While we make reasonable efforts to substantially comply with these requirements, we cannot assure you that the agencies that administer these programs or have awarded us contracts will not find that we have failed to comply in some material respects. A finding of non-compliance and any resulting payment delays, refund demands or other sanctions could have a material adverse effect on our business, financial condition, or results of operations.
Our use, disclosure, and other processing of personally identifiable information, including health information, is subject to HIPAA and other federal and state privacy and security regulations, and our failure to comply with those regulations or to adequately secure the information we hold could result in significant liability or reputational harm and, in turn, a material adverse effect on our patient base and revenue.
Numerous state and federal laws and regulations govern the collection, dissemination, use, privacy, confidentiality, security, availability, integrity, and other processing of PHI and PII. These laws and regulations include HIPAA. HIPAA establishes a set of national privacy and security standards for the protection of PHI by health plans, healthcare clearinghouses and certain healthcare providers, referred to as covered entities, and the business associates with whom such covered entities contract for services.
HIPAA requires covered entities, such as ourselves, and their business associates to develop and maintain policies and procedures with respect to PHI that is used or disclosed, including the adoption of administrative, physical and technical safeguards to protect such information. HIPAA also implemented the use of standard transaction code sets and standard identifiers that covered entities must use when submitting or receiving certain electronic healthcare transactions, including activities associated with the billing and collection of healthcare claims.
HIPAA imposes mandatory penalties for certain violations. Penalties for violations of HIPAA and its implementing regulations start at $100 per violation and are not to exceed $50,000 per violation, subject to a cap of $1.5 million for violations of the same standard in a single calendar year. However, a single breach incident or enforcement action can result in violations of multiple standards. HIPAA also authorizes state attorneys general to file suit on behalf of their residents. Courts may award damages, costs and attorneys’ fees related to violations of HIPAA in such cases. While HIPAA does not create a private right of action allowing individuals to sue us in civil court for violations of HIPAA, its standards have been used as the basis for duty of care in state civil suits such as those for negligence or recklessness in the misuse or breach of PHI.
In addition, HIPAA mandates that the Secretary of the Department of Health and Human Services (“HHS”) conduct periodic compliance audits of HIPAA covered entities and business associates for compliance with the HIPAA Privacy and Security Standards. It also tasks HHS with establishing a methodology whereby harmed individuals who were the victims of breaches of unsecured PHI may receive a percentage of the Civil Monetary Penalty fine paid by the violator.
HIPAA further requires that patients be notified of any unauthorized acquisition, access, use or disclosure of their unsecured PHI that compromises the privacy or security of such information, with certain exceptions related to unintentional or inadvertent use or disclosure by employees or authorized individuals. HIPAA specifies that such notifications must be made “without unreasonable delay and in no case later than 60 calendar days after discovery of the breach.” If a breach affects 500 patients or more, it must be reported to HHS without unreasonable delay, and HHS will post the name of the breaching entity on its public web site. Breaches affecting more than 500 patients in the same state or jurisdiction must also be reported to the media outlets serving the state or jurisdiction. If a breach involves fewer than 500 people, the covered entity must record it in a log and notify HHS at least annually.
In addition to HIPAA, numerous other federal and state laws and regulations protect the confidentiality, privacy, availability, integrity and security of PHI and other types of PII, including the Illinois Biometric Information Privacy Act. State statutes and regulations vary from state to state, and these laws and regulations in many cases are more restrictive than, and may not be preempted by, HIPAA and its implementing rules. These laws and regulations are often uncertain, contradictory, and subject to changed or differing interpretations, and we expect new laws, rules and regulations regarding privacy, data protection, and information security to be proposed and enacted in the future. In the event that new data security laws are implemented, we may not be able to timely comply with such requirements, or such requirements may not be compatible with our current processes. Changing our processes could be time consuming and expensive, and failure to timely implement required changes could subject us to liability for non-compliance. Some states may afford private rights of action to individuals who believe their PII has been misused. This complex, dynamic legal landscape regarding privacy, data protection, and information security creates significant compliance issues for us and potentially restricts our ability to collect, use and disclose data and exposes us to additional expense, adverse publicity and liability. While we have implemented data privacy and security measures in an effort to comply with applicable laws and regulations relating to privacy and data protection, some PHI and other PII or confidential information is transmitted to us by third parties, who may not implement adequate security and privacy measures, and it is possible that laws, rules and regulations relating to privacy, data protection, or information security may be interpreted and applied in a manner that is inconsistent with our practices or those of third parties who transmit PHI and other PII or confidential information to us. If we or these third parties are found to have violated such laws, rules or regulations, it could result in government-imposed fines, orders requiring that we or these third parties change our or their practices, or criminal charges, which could adversely affect our business. Complying with these various laws and regulations could cause us to incur substantial costs or require us to change our business practices, systems and compliance procedures in a manner adverse to our business.
We also publish statements to our patients and partners that describe how we handle and protect PHI. If federal or state regulatory authorities or private litigants consider any portion of these statements to be untrue, we may be subject to claims of deceptive practices, which could lead to significant liabilities and consequences, including, without limitation, costs of responding to investigations, defending against litigation, settling claims, and complying with regulatory or court orders. Any of the foregoing consequences could seriously harm our business and our financial results. Any of the foregoing consequences could have a material adverse impact on our business and our financial results.
Laws regulating the corporate practice of medicine could restrict the manner in which we are permitted to conduct our business, and the failure to comply with such laws could subject us to penalties or require a restructuring of our business.
Some states have laws that prohibit business entities, such as us from practicing medicine, employing physicians to practice medicine, exercising control over medical decisions by physicians or engaging in certain arrangements, such as fee-splitting, with physicians (such activities generally referred to as the “corporate practice of medicine”). In some states these prohibitions are expressly stated in a statute or regulation, while in other states the prohibition is a matter of judicial or regulatory interpretation. Florida law generally does not prohibit the corporate practice of medicine.
Penalties for violations of the corporate practice of medicine vary by state and may result in physicians being subject to disciplinary action, as well as to forfeiture of revenues from payors for services rendered. For lay entities, violations may also bring both civil and, in more extreme cases, criminal liability for engaging in medical practice without a license.
Some of the relevant laws, regulations and agency interpretations in states with corporate practice of medicine restrictions have been subject to limited judicial and regulatory interpretation. Moreover, state laws are subject to change. Regulatory authorities and other parties may assert that, despite the management agreements and other arrangements through which we may operate in states that prohibit the corporate practice of medicine, we are engaged in the prohibited corporate practice of medicine or that our arrangements constitute unlawful fee-splitting. If this were to occur, we could be subject to civil and/or criminal penalties, our agreements could be found legally invalid and unenforceable (in whole or in part) or we could be required to restructure our contractual arrangements.
We face inspections, reviews, audits and investigations under federal and state government programs and contracts. These audits could have adverse findings that may negatively affect our business, including our results of operations, liquidity, financial condition and reputation.
As a result of our participation in the Medicare and Medicaid programs, we are subject to various governmental inspections, reviews, audits and investigations to verify our compliance with these programs and applicable laws and regulations. Payors may also reserve the right to conduct audits. We also periodically conduct internal audits and reviews of our regulatory compliance. An adverse inspection, review, audit or investigation could result in:
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refunding amounts we have been paid pursuant to the Medicare or Medicaid programs or from payors;

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state or federal agencies imposing fines, penalties and other sanctions on us;

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temporary suspension of payment for new patients to the facility or agency;

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decertification or exclusion from participation in the Medicare or Medicaid programs or one or more payor networks;

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self-disclosure of violations to applicable regulatory authorities;

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damage to our reputation;

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the revocation of a facility’s or agency’s license; and

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loss of certain rights under, or termination of, our contracts with payors.

We have in the past and will likely in the future be required to refund amounts we have been paid and/or pay fines and penalties as a result of these inspections, reviews, audits and investigations. If adverse inspections, reviews, audits or investigations occur and any of the results noted above occur, it could have a material adverse effect on our business and operating results. Furthermore, the legal, document production and other costs associated with complying with these inspections, reviews, audits or investigations could be significant.
Risks Related to DFHT and the Business Combination
Unless the context otherwise requires, references in this subsection “— Risks Related to DFHT and the Business Combination” to “we”, “us” and “our” generally refer to DFHT in the present tense or the combined company from and after the Business Combination.
Following the consummation of the Business Combination, the combined company’s only significant asset will be its ownership of 100% of CareMax and 100% of IMC, and such ownership may not be sufficient to pay dividends or make distributions or loans to enable the combined company to pay any dividends on DFHT Common Stock or satisfy its other financial obligations.
Following the consummation of the Business Combination, the combined company will have no direct operations and no significant assets other than its ownership interest of 100% of CareMax and 100% of IMC. The combined company will depend on CareMax or IMC for distributions, loans and other payments to generate the funds necessary to meet its financial obligations, including its expenses as a publicly traded company and to pay any dividends with respect to DFHT Common Stock. Legal and contractual restrictions in agreements governing the Debt Financing and future indebtedness of CareMax and IMC, as well as the financial condition and operating requirements of CareMax and IMC, may limit the combined company’s ability to obtain cash from CareMax and IMC. The earnings from, or other available assets of, CareMax or IMC may not be sufficient to pay dividends or make distributions or loans to enable the combined company to pay any dividends on DFHT Common Stock or satisfy its other financial obligations.
Subsequent to our completion of our initial business combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and the price of our securities, which could cause you to lose some or all of your investment.
Even though we conducted extensive due diligence on CareMax and IMC, we cannot assure you that this diligence will identify all material issues that may be present, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of DFHT’s and each of CareMax’s and IMC’s control will not later arise. As a result of these factors, the combined company may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in it reporting losses. Even if DFHT’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with its preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on the combined company’s liquidity, the fact that it reports charges of this nature could contribute to negative market perceptions about it or its securities. In addition, charges of this nature may cause the combined company to violate net worth or other covenants to which it may be subject as a result of or by virtue of it obtaining Debt Financing to partially finance the initial business combination or thereafter. Accordingly, any stockholders or warrantholders who choose to remain stockholders or warrantholders following the Business Combination could suffer a reduction in the value of their securities. Such stockholders or warrantholders are unlikely to have a remedy for such reduction in value unless they are able to successfully claim that the reduction was due to the breach by our officers or directors of a duty of care or other fiduciary duty owed to them, or if they are able to successfully bring a private claim under securities laws that the proxy materials or tender offer documents, as applicable, relating to the Business Combination contained an actionable material misstatement or material omission.
There can be no assurance that the shares of DFHT Class A Common Stock that will be issued in connection with the Business Combination will be approved for listing on Nasdaq following the Closing, or that we will be able to comply with the continued listing standards of Nasdaq.
DFHT Class A Common Stock, units and public warrants are currently listed on Nasdaq. DFHT’s continued eligibility for listing may depend on, among other things, the number of our shares that are redeemed. If, after the Business Combination, Nasdaq delists DFHT Class A Common Stock, units and public warrants from trading on its exchange for failure to meet the listing standards, DFHT and its stockholders could face significant adverse consequences including:
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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that its common stock is a “penny stock,” which will require brokers trading in its common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for its securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because DFHT Class A Common Stock, units and public warrants are listed on Nasdaq, they are covered securities. Although the states are preempted from regulating the sale of DFHT’s securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state, other than the state of Idaho, having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if DFHT were no longer listed on Nasdaq, its securities would not be covered securities and it would be subject to regulation in each state in which it offers its securities, including in connection with the initial business combination.
If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.
If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of DFHT’s securities prior to the Closing may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Business Combination Agreement was executed, the date of this proxy statement, or the date on which DFHT stockholders vote on the Business Combination. In addition, following the Business Combination, fluctuations in the price of DFHT’s securities could contribute to the loss of all or part of your investment.

Immediately prior to the Business Combination, there has not been a public market for CareMax or IMC’s stock and trading in the shares of DFHT Class A Common Stock has not been active. Accordingly, the valuation ascribed to CareMax or IMC and DFHT Class A Common Stock in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination.
The combined company will incur significantly increased costs as a result of operating as a public company, and its management will be required to devote substantial time to compliance efforts.
The combined company will incur significant legal, accounting, insurance and other expenses as a result of being a public company. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as well as related rules implemented by the SEC, have required changes in corporate governance practices of public companies. In addition, rules that the SEC is implementing or is required to implement pursuant to the Dodd-Frank Act are expected to require additional change. the combined company expects that compliance with these and other similar laws, rules and regulations, including compliance with Section 404 of the Sarbanes-Oxley Act, will substantially increase its expenses, including legal and accounting costs, and make some activities more time-consuming and costly. The combined company also expects these laws, rules and regulations to make it more expensive for it to obtain director and officer liability insurance, and it may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage, which may make it more difficult for the combined company to attract and retain qualified persons to serve on the Board or as officers. Although the JOBS Act may, for a limited period of time, somewhat lessen the cost of complying with these additional regulatory and other requirements, the combined company nonetheless expects a substantial increase in legal, accounting, insurance and certain other expenses in the future, which will negatively impact its results of operations and financial condition.
Neither CareMax nor IMC has been managed as a public company, and their current resources may not be sufficient to fulfill the public company obligations of the combined company.
Following the completion of the Business Combination, the combined company will be subject to various regulatory requirements, including those of the SEC and Nasdaq. These requirements include record keeping, financial reporting and corporate governance rules and regulations. The current management teams of CareMax and IMC do not have experience in managing a public company. Neither of CareMax or IMC have historically had the resources typically found in a public company. The combined company’s internal infrastructure may not be adequate to support its increased reporting obligations, and it may be unable to hire, train or retain necessary staff and may be reliant on engaging outside consultants or professionals to overcome its lack of experience or employees. The combined company’s business could be adversely affected if its internal infrastructure is inadequate, if it is unable to engage outside consultants or if it is otherwise unable to fulfill public company obligations.
We may not be able to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act that will be applicable to us after the Business Combination and the transactions related thereto are consummated.
As a public company, DFHT is required to comply with the SEC’s rules implementing Sections 302 and 404 of the Sarbanes-Oxley Act, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of internal control over financial reporting. To comply with the requirements of being a public company, the post-combination company will be required to provide attestation on internal controls, and we may need to undertake various actions, such as implementing additional internal controls and procedures and hiring additional accounting or internal audit staff. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act are significantly more stringent than those required of CareMax and IMC as privately held companies. Management of the combined company may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable to the combined company after the Business Combination. If the combined company is not able to implement the additional requirements of Section 404 in a timely manner or with adequate compliance, it may not be able to assess whether its internal controls over financial reporting are effective, which may subject it to adverse regulatory consequences and could harm investor confidence and the market price of the DFHT Class A Common Stock. Further, as an emerging growth company, our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 until the date we are no longer an emerging growth company. At such time, our independent registered public accounting firm may issue a report that is adverse in the event that it is not satisfied with the level at which the controls of the post-combination company are documented, designed or operating effectively.
In connection with the audits of IMC’s and CareMax’s consolidated/combined financial statements, WithumSmith + Brown, PC has identified certain “material weaknesses” in internal control over financial reporting and other control deficiencies. As defined in standards established by the U.S. Public Company Accounting Oversight Board (“PCAOB”), a “material weakness” is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected and corrected on a timely basis. The material weaknesses in the IMC financial reporting process related to (i) evaluation of goodwill for impairment, on occurrence of triggering events and on an annual basis as required under the accounting standards and (ii) identifying and accounting for debt issuance costs at fair value arising out of a conversion feature applicable to its loan amount at the time of modification. In the case of CareMax, the material weakness in the financial reporting process related to the omission of recording fully all assets upon acquisition, which resulted in adjustments to the purchase price allocation.
In addition, following the Business Combination, the combined company’s management and other personnel will need to devote a substantial amount of time to compliance initiatives applicable to public companies, including compliance with Section 404 and the evaluation of the effectiveness of our internal controls over financial reporting within the prescribed timeframe. The combined company may discover additional deficiencies in existing systems and controls that it may not be able to remediate in an efficient or timely manner.
We have no operating or financial history and our results of operations may differ significantly from the unaudited pro forma financial data included in this proxy statement.
We are a blank check company and we have no operating history and no revenues. This proxy statement includes unaudited pro forma condensed combined financial statements for the combined company. The unaudited pro forma condensed combined statement of operations of the combined company combines the historical audited results of operations of DFHT for the period from May 8, 2020 (inception) until December 31, 2020 with the historical audited results of operations of each of CareMax and IMC for the year ended December 31, 2020 and gives pro forma effect to the Business Combination as if it had been consummated on January 1, 2020. The unaudited pro forma condensed combined balance sheet of the combined company combines the historical balance sheets of DFHT as of December 31, 2020 and of each of CareMax and IMC as of December 31, 2020 and gives pro forma effect to the Business Combination as if it had been consummated on December 31, 2020.
The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, are based on certain assumptions, address a hypothetical situation and reflect limited historical financial data. Therefore, the unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of operations and financial position that would have been achieved had the Business Combination been consummated on the dates indicated above, or the future consolidated results of operations or financial position of the combined company. Accordingly, the combined company’s business, assets, cash flows, results of operations and financial condition may differ significantly from those indicated by the unaudited pro forma condensed combined financial statements included in this document. For more information, please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”
The initial stockholders have agreed to vote in favor of the Business Combination, regardless of how our other public stockholders vote.
The initial stockholders own shares representing approximately 20% of our outstanding shares of common stock and has agreed to vote its shares in favor of an initial business combination. Our Current Charter that such business combination will be approved if we receive the affirmative vote of a majority of the shares of DFHT Common Stock voted at such meeting, including the founder shares. Accordingly, the agreement by our initial stockholders and management team to vote in favor of our initial business combination will increase the likelihood that we will receive the requisite stockholder approval for such initial business combination.
Our public stockholders may experience dilution as a consequence of, among other transactions, the issuance of common stock as consideration in the business combination and the issuance of DFHT Common Stock in connection with the PIPE Investments. Having a minority share position may reduce the influence that our current stockholders have on the management of the post-combination company.
We anticipate that, upon completion of the Business Combination: (i) the CareMax Group and IMC Parent will collectively own approximately 27% of the combined company; (ii) Deerfield Management will beneficially own approximately 16% of the combined company (exclusive of shares held by the sponsor); (iii) the other DFHT public stockholders (including the Third-Party Investors) will own approximately 53% of the combined company; and (iv) the sponsor will own approximately 4% of the combined company. These levels of ownership interest (a) assume that no DFHT public stockholder exercises redemption rights with respect to its shares for a pro rata portion of the funds in the Trust Account and (b) do not take into account the Earnout Shares, the Adjustment Escrow Shares or the public warrants and private placement warrants to purchase DFHT Class A Common Stock that will remain outstanding immediately following the Business Combination. Please see the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for further information. To the extent that any shares of common stock are issued upon exercise of the public warrants or the private placement warrants, or upon release of the Earnout Shares and the Adjustment Escrow Shares, current stockholders may experience substantial dilution. This dilution could, among other things, limit the ability of our current stockholders to influence management of the post-combination company through the election of directors following the business combination.
We have no operating history and are subject to a mandatory liquidation and subsequent dissolution requirement. As such, there is a risk that we will be unable to continue as a going concern if we do not consummate an initial business combination by July 21, 2022. If we are unable to effect a business combination by July 21, 2022, we will be forced to liquidate and our warrants will expire worthless.
We are a blank check company, and as we have no operating history and are subject to a mandatory liquidation and subsequent dissolution requirement, there is a risk that we will be unable to continue as a going concern if we do not consummate an initial business combination by July 21, 2022. Unless we amend the Current Charter to extend the life of the Company and certain other agreements into which we have entered, if we do not complete an initial business combination by July 21, 2022, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including trust account assets) will be less than the initial public offering price per unit in the Company’s IPO. In addition, if we fail to complete an initial business combination by July 21, 2022, there will be no redemption rights or liquidating distributions with respect to our public warrants or the private placement warrants, which will expire worthless, unless we amend the Current Charter to extend the life of the Company and certain other agreements into which we have entered.
Our sponsor, initial stockholders, directors, executive officers, advisors and their affiliates may elect to purchase shares or public warrants from public stockholders, which may influence a vote on a proposed business combination and reduce the public “float” of our DFHT Class A Common Stock.
If we seek stockholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our sponsor, initial stockholders, directors, executive officers, advisors or their affiliates may purchase shares or public warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination, although they are under no obligation to do so. There is no limit on the number of shares our initial stockholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and Nasdaq rules. However, other than as expressly stated herein, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the trust account will be used to purchase shares or public warrants in such transactions. Such purchases may include a contractual acknowledgment that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights.
In the event that our sponsor, initial stockholders, directors, executive officers, advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. The purpose of any such purchases of shares could be to vote such shares in favor of the business combination and thereby increase the likelihood of obtaining stockholder approval of the business combination or to satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. The purpose of any such purchases of public warrants could be to reduce the number of public warrants outstanding or to vote such warrants on any matters submitted to the warrantholders for approval in connection with our initial business combination. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. We expect any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. See “Proposed Business — Permitted purchases of our securities” for a description of how our sponsor, directors, executive officers, advisors or any of their affiliates will select which stockholders to purchase securities from in any private transaction.
In addition, if such purchases are made, the public “float” of our DFHT Class A Common Stock or public warrants and the number of beneficial holders of our securities may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of our securities on a national securities exchange.
Even if we consummate the Business Combination, there is no guarantee that the public warrants will ever be in the money, and they may expire worthless.
The exercise price for our warrants is $11.50 per share of DFHT Class A Common Stock. There is no guarantee that the public warrants will ever be in the money prior to their expiration, and as such, the warrants may expire worthless.
Our ability to successfully effect the Business Combination and to be successful thereafter will depend on the efforts of our key personnel, including the key personnel of CareMax and IMC whom we expect to stay with the combined company following the Business Combination. The loss of key personnel could negatively impact the operations and profitability of the combined company’s business and its financial condition could suffer as a result. While we intend to closely scrutinize any individuals we engage after the Business Combination, we cannot assure you that our assessment of these individuals will prove correct.
Our ability to successfully effect the Business Combination is dependent upon the efforts of our key personnel, including the key personnel of CareMax and IMC. Although some of our key personnel may remain with the Company following the Business Combination, it is possible that we will lose some key personnel, the loss of which could negatively impact the operations and profitability of the combined company’s business. We anticipate that some or all of the management of CareMax and IMC will remain in place.
While we intend to closely scrutinize any individuals we engage after the Business Combination, we cannot assure you that our assessment of these individuals will prove to be correct. These individuals may be unfamiliar with the requirements of operating a public company which could cause us to have to expend time and resources helping them become familiar with such requirements. This could be expensive and time-consuming and could lead to various regulatory issues which may adversely affect our operations. Additionally, we cannot assure you that we will be successful in integrating and retaining such key personnel, or in identifying and recruiting additional key individuals that we determine may be necessary following the Business Combination.
DFHT is not required to obtain and has not obtained an opinion from an independent investment banking firm or from an independent accounting firm, and consequently, you may have no assurance from an independent source that the terms of the Business Combination are fair to DFHT from a financial point of view.
DFHT is not required to obtain an opinion from an independent investment banking firm that is a member of FINRA or from an independent accounting firm that the price it is paying is fair to DFHT from a financial point of view. Our Board did not obtain a fairness opinion in connection with their determination to approve the Business Combination. In analyzing the Business Combination, our Board and management conducted due diligence on CareMax and IMC and researched the industry in which CareMax and IMC operates and concluded that the Business Combination was in the best interest of its stockholders. Accordingly, DFHT stockholders will be relying solely on the judgment of the Board in determining the value of the Business Combination, and the Board may not have properly valued the business. The lack of third-party fairness opinion may also lead to an increased number of stockholders to vote against the Business Combination or demand redemption of their shares, which could potentially impact DFHT’s ability to consummate the Business Combination. For more information about DFHT’s decision-making process, see the section entitled “Proposal No. 1 — Approval of the Business Combination Proposal — Our Board’s Reasons for the Approval of the Business Combination.”
If we are unable to complete an initial business combination, our public stockholders may receive only approximately $10.00 per share on the liquidation of the trust account (or less than $10.00 per share in certain circumstances where a third party brings a claim against us that the sponsor is unable to indemnify), and our warrants will expire worthless.
If we are unable to complete an initial business combination by July 21, 2022, our public stockholders may receive only approximately $10.00 per share on the liquidation of the trust account (or less than $10.00 per share in certain circumstances where a third-party brings a claim against us that the sponsor is unable to indemnify (as described below)) and our warrants will expire worthless.
If third parties bring claims against DFHT, the proceeds held in the trust account could be reduced and the per-share redemption amount received by stockholders may be less than $10.00 per share.
DFHT’s placing of funds in the trust account may not protect those funds from third-party claims against DFHT. Although DFHT will seek to have all vendors, service providers, prospective target businesses and other entities with which it does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any funds held in the trust account for the benefit of its public stockholders, these parties may not execute the agreements, or even if they execute the agreements they may not be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against DFHT’s assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving claims to the funds held in the trust account, DFHT’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if management believes that such the party’s engagement would be significantly more beneficial to it than any alternative.
Examples of possible instances where DFHT may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that these entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. Upon redemption of its public shares, if DFHT is unable to complete its business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with the business combination, DFHT will be required to provide for payment of claims of creditors that were not waived that may be brought against it within the ten years following redemption. Accordingly, the per-share redemption amount received by public stockholders could be less than the $10.00 per share initially held in the trust account, due to claims of these creditors. The sponsor has agreed that it will be liable to DFHT if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided, that, this liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not the waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, DFHT has not asked the sponsor to reserve for these indemnification obligations, nor has DFHT independently verified whether the sponsor has sufficient funds to satisfy their indemnity obligations and believe that the sponsor’s only assets are DFHT’s securities. Therefore, we cannot assure you that the sponsor would be able to satisfy those obligations.
Our directors may decide not to enforce the indemnification obligations of the sponsor, resulting in a reduction in the amount of funds in the trust account available for distribution to our public stockholders.
If the proceeds in the trust account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, and the sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against the sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against the sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment and subject to their fiduciary duties may choose not to do so in any particular instance, if, for example, the cost of the legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.
We may not have sufficient funds to satisfy indemnification claims of our directors and executive officers.
We have agreed to indemnify our officers and directors to the fullest extent permitted by law. However, our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account and to not seek recourse against the trust account for any reason whatsoever. Accordingly, any indemnification provided will be able to be satisfied by us only if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination. Our obligation to indemnify our officers and directors may discourage stockholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.
If, after distributing the proceeds in the trust account to its public stockholders, DFHT files a bankruptcy petition or an involuntary bankruptcy petition is filed against it that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of the Board may be viewed as having breached their fiduciary duties to its creditors, thereby exposing the members of the Board and DFHT to claims of punitive damages.
If, after distributing the proceeds in the trust account to its public stockholders, DFHT files a bankruptcy petition or an involuntary bankruptcy petition is filed against it that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by the public stockholders. In addition, our Board may be viewed as having breached its fiduciary duty to its creditors and/or having acted in bad faith, by paying public stockholders from the trust account prior to addressing the claims of creditors, thereby exposing itself and DFHT to claims of punitive damages.
If, before distributing the proceeds in the trust account to its public stockholders, DFHT files a bankruptcy petition or an involuntary bankruptcy petition is filed against it that is not dismissed, the claims of creditors in the proceeding may have priority over the claims of the public stockholders and the per-share amount that would otherwise be received by the public stockholders in connection with DFHT’s liquidation may be reduced.
If, before distributing the proceeds in the trust account to its public stockholders, DFHT files a bankruptcy petition or an involuntary bankruptcy petition is filed against it that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in DFHT’s bankruptcy estate and subject to the claims of third parties with priority over the claims of the public stockholders. To the extent any bankruptcy claims deplete the trust account, the per-share amount that would otherwise be received by the public stockholders in connection with DFHT’s liquidation may be reduced.
Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them upon redemption of their shares.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination by July 21, 2022 may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of the stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as reasonably possible following July 21, 2022 if we do not complete our business combination and, therefore, we do not intend to comply with the foregoing procedures.
Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. If our plan of distribution complies with Section 281(b) of the DGCL, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of the stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would likely be barred after the third anniversary of the dissolution.
We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend beyond the third anniversary of that date. Furthermore, if the pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares if we do not complete our initial business combination by July 21, 2022 is not considered a liquidating distribution under Delaware law and the redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution.

DFHT will incur significant transaction and transition costs in connection with the Business Combination.
DFHT has incurred and expects to incur significant, non-recurring costs in connection with consummating the Business Combination and operating as a public company following the consummation of the Business Combination. We may incur additional costs to retain key employees. All expenses incurred in connection with the Business Combination Agreement and the transactions contemplated thereby (including the Business Combination), including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring these fees, expenses and costs.
DFHT’s transaction expenses as a result of the Business Combination are currently estimated at approximately $50 million, including $4 million in deferred underwriting commissions to the underwriters of our IPO.
The sponsor, certain members of our Board and our officers have interests in the Business Combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.
When considering our Board’s recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that our sponsor, directors and officers have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:
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the fact that our initial stockholders have entered into agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of our initial business combination;

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the fact that the other members of our management team have entered into agreements similar to the one entered into by our initial stockholders with respect to any public shares acquired by them in or after the Company’s IPO;

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the fact that our initial stockholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination by July 21, 2022. If we do not complete our initial business combination by July 21, 2022, the private placement warrants will expire worthless;

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the fact that our initial stockholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of: (i) one year after the completion of our initial business combination and (ii) the date following the completion of our initial business combination on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their common stock for cash, securities or other property. Notwithstanding the foregoing, if the closing price of our DFHT Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the founder shares will be released from the lockup. Subject to certain limited exceptions, the private placement warrants will not be transferable until 30 days following the completion of our initial business combination. Because each of our executive officers and director nominees will own common stock or warrants directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination;

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the fact that our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination;

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the fact that in no event will our sponsor or any of our existing officers or directors, or any of their respective affiliates, be paid by the company any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination;

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the fact that our initial stockholders have agreed to vote their founder shares and any public shares purchased during or after the Company’s IPO in favor of the initial business combination, and Deerfield Partners agreed to vote the public shares it purchased in the Company’s IPO in favor of our initial business combination, subject to Deerfield Partners’ consent right with respect to our initial business combination.

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the fact that we agreed not to complete a business combination without the consent of Deerfield Partners, which owns a significant interest in our sponsor, which consent Deerfield Partners indicated it would not provide if our proposed business combination were to be with a target that is not in the healthcare industry;

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the fact that the sponsor paid $25,000 for the founder shares and these shares will have a significantly higher value at the time of the business combination, and that, since the initial stockholders have waived their redemption rights and their rights to liquidating distributions from the trust account, as noted above, a transaction resulting in an increase in value for the initial stockholders but a loss in value for public stockholders will result in a total loss of investment for the initial stockholders if the transaction is not approved and an alternative business combination is not consummated;

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the fact that the initial stockholders (including entities controlled by DFHT’s officers and directors) have made an aggregate average investment per share of DFHT Common Stock of less than $0.01 as of the consummation of the Company’s IPO, and as a result of the significantly lower investment per share of the initial stockholders as compared with the investment per share of DFHT’s public stockholders, a transaction which results in an increase in the value of the investment of the initial stockholders may result in a decrease in the value of the investment of DFHT’s public stockholders;

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the fact that the sponsor paid $4,375,000 for its 2,916,667 private placement warrants, and if a business combination is not consummated by July 21, 2022, the proceeds from the sale of the private placement warrants will be used to fund the redemption of public shares (subject to the requirements of applicable law), and the private placement warrants will be worthless;

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the fact that if the trust account is liquidated, including if we are unable to complete an initial business combination within the required time period, the sponsor has agreed that it will be jointly and severally liable to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if the target business or vendor has not executed a waiver of any and all rights to seek access to the trust account;

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the anticipated appointment of our Executive Chairman as the Executive Chairman of the post-combination company;

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the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

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the fact that the sponsor and our officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses or repaid the Working Capital Loans, if any, if an initial business combination is not consummated by July 21, 2022;

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the fact that at the signing of the Business Combination Agreement we entered into the Consent and Waiver Letter with the sponsor and Deerfield Partners, pursuant to which Deerfield Partners consented to the consummation of the Business Combination and the sponsor also waived any adjustment of the conversion provisions in Section 4.3(b)(ii) of the Current Charter that would, solely as a result of the consummation of the Business Combination, cause the DFHT Class B Common Stock to convert to DFHT Class A Common Stock at a ratio of greater than one-for-one upon consummation of the Business Combination; and

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the fact that at the signing of the Business Combination Agreement we entered into the Amended and Restated Registration Rights Agreement, to take effect upon the Closing, which provides for registration rights to the rights holders (including the initial stockholders and Deerfield Partners and the other parties thereto) and their permitted transferees.

The initial stockholders hold a significant number of shares of our common stock. They will lose their entire investment in us if a business combination is not completed.
The initial stockholders beneficially own approximately 20% of the Company’s issued and outstanding shares, including 3,368,750 founder shares held by our sponsor and 50,000 founder shares held by each of our directors and officers. The founder shares will be worthless if we do not complete a business combination by July 21, 2022. In addition, the sponsor holds an aggregate of 2,916,667 private placement warrants that will also be worthless if we do not complete a business combination by July 21, 2022. The founder shares are identical to the shares of DFHT Class A Common Stock included in the units, except that (i) the founder shares are subject to certain transfer restrictions, (ii) the sponsor and our officers and directors have entered into a letter agreement with us, pursuant to which they have agreed (a) to waive their redemption rights with respect to their founder shares and public shares owned in connection with the completion of our business combination, (b) to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our business combination by July 21, 2022 (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our business combination by July 21, 2022) and (iii) the founder shares are automatically convertible into shares of our DFHT Class A Common Stock at the time of our business combination, as described herein.
The personal and financial interests of our officers and directors may have influenced their motivation in identifying and selecting CareMax and IMC, completing a business combination with CareMax and IMC and may influence their operation of the post-combination company following the Business Combination.
The Company, CareMax and IMC will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.
Uncertainty about the effect of the Business Combination on employees and third parties may have an adverse effect on the Company, CareMax and IMC. These uncertainties may impair our, CareMax’s or IMC’s ability to retain and motivate key personnel and could cause third parties that deal with any of us or them to defer entering into contracts or making other decisions or seek to change existing business relationships. If key employees depart because of uncertainty about their future roles and the potential complexities of the Business Combination, our, CareMax’s or IMC’s business could be harmed.
DFHT may waive one or more of the conditions to the Business Combination.
DFHT may agree to waive, in whole or in part, one or more of the conditions to its obligations to complete the Business Combination, to the extent permitted by the Current Charter and bylaws and applicable laws. We may not waive the condition that our stockholders approve the Business Combination. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement — Conditions to Closing of the Business Combination” for additional information.
The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of our stockholders.
In the period leading up to the Closing, other events may occur that, pursuant to the Business Combination Agreement, would require the Company to agree to amend the Business Combination Agreement, to consent to certain actions or to waive rights that we are entitled to under those agreements. Such events could arise because of changes in the course of CareMax’s or IMC’s business, a request by CareMax or IMC to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would adversely affect CareMax’s or IMC’s business and would entitle the Company to terminate the Business Combination Agreement. In any of these circumstances, it would be in the discretion of the Company, acting through the Board, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for the Company and our stockholders and what he may believe is best for himself or his affiliates in determining whether or not to take the requested action. As of the date of this proxy statement, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after stockholder approval of the Business Combination has been obtained. While certain changes could be made without further stockholder approval, if there is a change to the terms of the Business Combination that would have a material impact on the stockholders, we will be required to circulate a new or amended proxy statement or supplement thereto and resolicit the vote of our stockholders with respect to the Business Combination Proposal.
A market for DFHT’s securities may not continue, which would adversely affect the liquidity and price of its securities.
Following the Business Combination, the price of DFHT’s securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for DFHT’s securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of DFHT’s securities after the Business Combination can vary due to general economic conditions and forecasts, its general business condition and the release of its financial reports. Additionally, if DFHT’s securities are not listed on, or become delisted from, Nasdaq for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of its securities may be more limited than if they were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.
A significant portion of our total outstanding shares are restricted from immediate resale but may be sold into the market in the near future. This could cause the market price of our common stock to drop significantly, even if our business is doing well.
Sales of a substantial number of shares of common stock in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of DFHT Class A Common Stock. After the Business Combination, assuming no redemptions, our initial stockholders (including our sponsor) will beneficially own approximately 4% of our common stock (excluding the Earnout Shares and the Adjustment Escrow Shares). Our initial stockholders have agreed not to transfer, assign or sell any of their founder shares (except to certain permitted transferees) until the earlier to occur of (i) one year after the completion of the Business Combination or (ii) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction after our initial business combination that results in all of our stockholders have the right to exchange their DFHT Class A Common Stock for cash, securities or other property. Notwithstanding the foregoing, the founder shares will be released from such restrictions if (i) the closing price of our DFHT Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (ii) we consummate a transaction after our initial business combination which results in our stockholders having the right to exchange their shares for cash, securities or other property.
At the time of the signing of the Business Combination Agreement, the Company entered into the Lock-up Agreement, pursuant to which each of the sponsor, Deerfield Partners, certain other shareholders of DFHT, the CareMax Group and IMC Parent (the “lock-up holders”) have agreed to not transfer specified shares of DFHT Class A Common Stock held by such lock-up holder until the earlier of (i) six, nine or twelve months (as applicable to shares of DFHT Class A Common Stock of each lock-up holder) after the date of the Closing, (ii) only with respect to certain shares of DFHT Class A Common Stock of the lock-up holders, the date on which, subsequent to the Business Combination, the VWAP of DFHT Class A Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 calendar days after the Closing, and (iii) the date following the completion of the transactions contemplated by the Business Combination Agreement on which DFHT completes a Change in Control Transaction (as defined in the Business Combination Agreement).

Our quarterly operating results may fluctuate significantly and could fall below the expectations of securities analysts and investors due to seasonality and other factors, some of which are beyond our control, resulting in a decline in our stock price.
Our quarterly operating results may fluctuate significantly because of several factors, including:
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labor availability and costs for hourly and management personnel;

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profitability of our products, especially in new markets and due to seasonal fluctuations;

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changes in interest rates;

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impairment of long-lived assets;

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macroeconomic conditions, both nationally and locally;

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negative publicity relating to products we serve;

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changes in consumer preferences and competitive conditions;

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expansion to new markets; and

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fluctuations in commodity prices.

Following the business combination, if securities or industry analysts do not publish or cease publishing research or reports about the combined company, its business, or its market, or if they change their recommendations regarding the combined company’s securities adversely, then the price and trading volume of the combined company’s securities could decline.
The trading market for the combined company’s securities will be influenced by the research and reports that industry or securities analysts may publish about the combined company, its business, its market, or its competitors. Securities and industry analysts do not currently, and may never, publish research on DFHT or the combined company. If no securities or industry analysts commence coverage of the combined company, its stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover the combined company change their recommendation regarding its stock adversely, or provide more favorable relative recommendations about its competitors, the price of the combined company’s securities would likely decline. If any analyst who may cover the combined company were to cease coverage of the combined company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which could cause the combined company’s stock price or trading volume to decline.
We may be unable to obtain additional financing to fund the operations and growth of the post-combination company.
We may require additional financing to fund the operations or growth of the post-combination company. We cannot assure you that such financing will be available on acceptable terms, if at all. We may require additional financing to fund the operations or growth of the target business. The failure to secure additional financing could adversely affect the continued development or growth of the target business. None of our officers, directors or stockholders is required to provide any financing to us in connection with or after our initial business combination. If we are unable to complete our initial business combination, our public stockholders may only receive approximately $10.00 per share (based on the trust account balance as of December 31, 2020) on the liquidation of our trust account, and our warrants will expire worthless. Furthermore, under certain circumstances our public stockholders may receive less than $10.00 per share (based on the trust account balance as of December 31, 2020) upon the liquidation of the trust account.
Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect DFHT’s business.
DFHT is subject to laws, regulations and rules enacted by national, regional and local governments and Nasdaq. In particular, we are required to comply with certain SEC, Nasdaq and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations or rules and their interpretation and application may also change from time to time and those changes could adversely affect our business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations or rules, as interpreted and applied, could adversely affect our business, including our ability to negotiate and complete our initial business combination and results of operations.
You will not be permitted to exercise your warrants unless we register and qualify the underlying DFHT Class A Common Stock or certain exemptions are available.
We have not registered the DFHT Class A Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time. However, under the terms of the warrant agreement, we have agreed that, as soon as practicable, but in no event later than 15 business days, after the closing of our initial business combination, we will use our best efforts to file with the SEC a registration statement covering the registration under the Securities Act of the DFHT Class A Common Stock issuable upon exercise of the warrants and thereafter will use our best efforts to cause the same to become effective within 60 business days following our initial business combination and to maintain a current prospectus relating to the DFHT Class A Common Stock issuable upon exercise of the warrants until the expiration of the warrants in accordance with the provisions of the warrant agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order.
If the shares of DFHT Class A Common Stock issuable upon exercise of the warrants are not registered under the Securities Act, under the terms of the warrant agreement, holders of warrants who seek to exercise their warrants will not be permitted to do so for cash and, instead, will be required to do so on a cashless basis in accordance with Section 3(a)(9) of the Securities Act or another exemption.
In no event will warrants be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration or qualification is available.
If our shares of DFHT Class A Common Stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of “covered securities” under Section 18(b)(1) of the Securities Act, we may, at our option, not permit holders of warrants who seek to exercise their warrants to do so for cash and, instead, require them to do so on a cashless basis in accordance with Section 3(a)(9) of the Securities Act; in the event we so elect, we will not be required to file or maintain in effect a registration statement or register or qualify the shares underlying the warrants under applicable state securities laws, and in the event we do not so elect, we will use our best efforts to register or qualify the shares underlying the warrants under applicable state securities laws to the extent an exemption is not available.
In no event will we be required to net cash settle any warrant, or issue securities (other than upon a cashless exercise as described above) or other compensation in exchange for the warrants in the event that we are unable to register or qualify the shares underlying the warrants under the Securities Act or applicable state securities laws.
You may only be able to exercise your public warrants on a “cashless basis” under certain circumstances, and if you do so, you will receive fewer shares of DFHT Class A Common Stock from such exercise than if you were to exercise such warrants for cash.
The warrant agreement provides that in the following circumstances holders of warrants who seek to exercise their warrants will not be permitted to do for cash and will, instead, be required to do so on a cashless basis in accordance with Section 3(a)(9) of the Securities Act: (i) if the shares of DFHT Class A Common Stock issuable upon exercise of the warrants are not registered under the Securities Act in accordance with the terms of the warrant agreement; (ii) if we have so elected and the shares of DFHT Class A Common Stock is at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of “covered securities” under Section 18(b)(1) of the Securities Act; and (iii) if we have so elected and we call the public warrants for redemption. If you exercise your public warrants on a cashless basis, you would pay the warrant exercise price by surrendering the warrants for that number of shares of DFHT Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of DFHT Class A Common Stock underlying the warrants, multiplied by the excess of the “fair market value” of our shares of DFHT Class A Common Stock (as defined in the next sentence) over the exercise price of the warrants by (y) the fair market value. The “fair market value” is the average reported closing price of the shares of DFHT Class A Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of exercise is received by the warrant agent or on which the notice of redemption is sent to the holders of warrants, as applicable. As a result, you would receive fewer shares of DFHT Class A Common Stock from such exercise than if you were to exercise such warrants for cash.
We may amend the terms of the warrants in a manner that may be adverse to holders of public warrants with the approval by the holders of at least 50% of the then outstanding public warrants. As a result, the exercise price of your warrants could be increased, the exercise period could be shortened and the number of shares of DFHT Class A Common Stock purchasable upon exercise of a warrant could be decreased, all without your approval.
Our warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder for the purpose of (i) curing any ambiguity or to correct any defective provision or mistake, including to conform the provisions of the warrant agreement to the description of the terms of the warrants and the warrant agreement set forth in this prospectus, (ii) adjusting the provisions relating to cash dividends on shares of common stock as contemplated by and in accordance with the warrant agreement or (iii) adding or changing any provisions with respect to matters or questions arising under the warrant agreement as the parties to the warrant agreement may deem necessary or desirable and that the parties deem to not adversely affect the rights of the registered holders of the warrants, provided that the approval by the holders of at least 50% of the then-outstanding public warrants is required to make any change that adversely affects the interests of the registered holders of public warrants. Accordingly, we may amend the terms of the public warrants in a manner adverse to a holder if holders of at least 50% of the then outstanding public warrants approve of such amendment. Although our ability to amend the terms of the public warrants with the consent of at least 50% of the then outstanding public warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, convert the warrants into cash or stock (at a ratio different than initially provided), shorten the exercise period or decrease the number of shares of DFHT Class A Common Stock purchasable upon exercise of a warrant.
We may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.
We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of the DFHT Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which we give proper notice of redemption and provided certain other conditions are met. If and when the warrants become redeemable by us, we may not exercise our redemption right if the issuance of shares of common stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to effect registration or qualification. We will use our best efforts to register or qualify the shares of common stock under the blue-sky laws of the state of residence in those states in which the warrants were offered by us in the IPO. Redemption of the outstanding warrants could force you to (i) exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants. None of the private placement warrants will be redeemable by us so long as they are held by the sponsor or its permitted transferees.

Warrants will become exercisable for our common stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.
We issued warrants to purchase 2,875,000 shares of DFHT Class A Common Stock as part of our IPO and concurrently with our IPO, we issued 2,916,667 private placement warrants. Each private placement warrant entitles the holder to purchase one share of DFHT Class A Common Stock at $11.50 per share. In addition, prior to consummating an initial business combination, nothing prevents us from issuing additional securities in a private placement so long as they do not participate in any manner in the trust account or vote as a class with the common stock on a business combination. We expect to issue approximately 21,337,288 shares of DFHT Class A Common Stock to the CareMax and IMC securityholders upon consummation of the Business Combination (excluding the Earnout Shares and the Adjustment Escrow Shares). The shares of common stock issued to the CareMax or IMC securityholders and additional shares of our common stock issued upon exercise of our warrants and the release of the Earnout Shares and the Adjustment Escrow Shares will result in dilution to the then existing holders of common stock of the Company and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of shares in the public market could adversely affect the market price of our common stock.
The private placement warrants are identical to the warrants sold as part of the units issued in our IPO except that, so long as they are held by the sponsor or its permitted transferees, (i) they are not be redeemable by us, (ii) they may not (including the common stock issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the sponsor until 30 days after the completion of the Business Combination and (iii) they may be exercised by the holders on a cashless basis.
Anti-takeover provisions contained in the Proposed Charter and Proposed Bylaws, as well as provisions of Delaware law, could impair a takeover attempt.
The Proposed Charter will contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. We are also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities. These provisions are described in the Section titled “Description of Securities.”
The Proposed Charter includes a forum selection clause, which could discourage claims or limit stockholders’ ability to make a claim against us, our directors, officers, other employees or stockholders.
The Current Charter includes, and the Proposed Charter will also include, a forum selection clause. The Proposed Charter provides that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any: (i) derivative action or proceeding brought on behalf of the Company; (ii) action asserting a claim of breach of fiduciary duty owed by any of the post-combination company’s directors, officers or other employees of the post-combination company to the post-combination company or its stockholders; (iii) action asserting a claim against the post-combination company, its directors, officers or employees arising pursuant to any provision of the DGCL or the Proposed Charter or Proposed Bylaws; or (iv) action asserting a claim against the post-combination company, its directors, officers or employees governed by the internal affairs doctrine, and if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel, except for, as to each of (i) through (iv) above, any claim (A) as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following the determination), (B) that is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, (C) for which the Court of Chancery does not have subject matter jurisdiction, or (D) any action arising under the Securities Act as to which the Court of Chancery and the federal district court for the District of Delaware shall have concurrent jurisdiction.
Under the Securities Act, federal and state courts have concurrent jurisdiction over all suits brought to enforce any duty or liability created by the Securities Act, and stockholders cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Accordingly, there is uncertainty as to whether a court would enforce such a forum selection provision as written in connection with claims arising under the Securities Act.
This forum selection clause may also discourage claims or limit stockholders’ ability to submit claims in a judicial forum that they find favorable and may result in additional costs for a stockholder seeking to bring a claim. While we believe the risk of a court declining to enforce this forum selection clause is low, if a court were to determine the forum selection clause to be inapplicable or unenforceable in an action, we may incur additional costs in conjunction with our efforts to resolve the dispute in an alternative jurisdiction, which could have a negative impact on our results of operations and financial condition.
Notwithstanding the foregoing, the forum selection clause will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder.
We are an emerging growth company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.
We are an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. As a result, our stockholders may not have access to certain information they may deem important. We could be an emerging growth company for up to five years, although circumstances could cause us to lose that status earlier, including if the market value of our common stock held by non-affiliates exceeds $700,000,000 as of any June 30 before that time, in which case we would no longer be an emerging growth company as of the following December 31. We cannot predict whether investors will find our securities less attractive because we will rely on these exemptions. If some investors find our securities less attractive as a result of our reliance on these exemptions, the trading prices of our securities may be lower than they otherwise would be, there may be a less active trading market for our securities and the trading prices of our securities may be more volatile.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any election to opt out is irrevocable. We have elected not to opt out of the extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.
We have identified a material weakness in our internal control over financial reporting. This material weakness could continue to adversely affect our ability to report our results of operations and financial condition accurately and in a timely manner.
On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants

issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance on July 21, 2020, our warrants were accounted for as equity within our balance sheet, and after discussion and evaluation, including with our independent registered public accounting firm and the Audit Committee of our Board of Directors, and taking into consideration the SEC Staff Statement, we have concluded that our warrants should be presented as liabilities with subsequent fair value remeasurement.
Following the issuance of the SEC Staff Statement, on April 26, 2021, after consultation with our independent registered public accounting firm, our management and our audit committee concluded that, in light of the SEC Statement, it was appropriate to restate previously issued and audited financial statements as of and for the period ended December 31, 2020.
Our management is responsible for establishing and maintaining adequate internal control over financial reporting designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Our management is likewise required, on a quarterly basis, to evaluate the effectiveness of our internal controls and to disclose any changes and material weaknesses identified through such evaluation of those internal controls. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis.
As described herein, we have identified a material weakness in our internal control over financial reporting solely related to the accounting for a significant and unusual transaction related to the warrants we issued in connection with our initial public offering in July 2020. As a result of this material weakness, our management has concluded that our internal control over financial reporting was not effective as of December 31, 2020. This material weakness resulted in a material misstatement of our warrant liabilities, change in fair value of warrant liabilities, additional paid-in capital, accumulated deficit and related financial disclosures for the Affected Periods. For a discussion of management’s consideration of the material weakness identified related to our accounting for a significant and unusual transaction related to the warrants we issued in connection with the July 2020 initial public offering, see “Note 2 — Restatement of Previously Issued Financial Statements” to the accompanying financial statements, as well as our Annual Report on Form 10-K/A for the period ended December 31, 2020 (the “Amended Annual Report”).
As described in our Amended Annual Report, solely as a result of the foregoing, we have concluded that our internal control over financial reporting was ineffective as of December 31, 2020 because a material weakness existed in our internal control over financial reporting. We continue to evaluate steps to remediate the material weakness described therein; however, if we are unable to remediate our material weakness in a timely manner or we identify additional material weaknesses, we may be unable to provide required financial information in a timely and reliable manner and we may incorrectly report financial information. Likewise, if our financial statements are not filed on a timely basis, we could be subject to sanctions or investigations by the stock exchange on which our common stock is listed, the SEC or other regulatory authorities. Failure to timely file our financial statements will cause us to be ineligible to utilize short form registration statements on Form S-3 or Form S-4, which may impair our ability to obtain capital in a timely fashion, to execute our business strategies, or to issue shares to effect an acquisition. In either case, there could result a material adverse effect on our business. The existence of material weaknesses or significant deficiencies in internal control over financial reporting could adversely affect our reputation or investor perceptions of us, which could have a negative effect on the trading price of our stock. In addition, we may incur additional costs relating to efforts to remediate material weaknesses in our internal control over financial reporting.
We can give no assurance that the measures we have taken and plan to take in the future will remediate the material weakness identified or that any additional material weaknesses or restatements of financial results will not arise in the future due to a failure to implement and maintain adequate internal control over financial reporting or circumvention of these controls. In addition, even if we are successful in strengthening our controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair presentation of our financial statements.

The Accounting Treatment of our Warrants could have a material impact on, and could significantly increase the volatility of, our reported operating results, even though there is no related liquidity, cash flow or revenue impact to us.
Because our outstanding Warrants will be classified as a liability, we will be required to “mark to market” the Warrant liability as of the end of each reporting period and record changes in the fair value associated with the Warrant liability in our financial statements. As such, when our stock price increases, the fair value of the Warrant liability would increase, and we would be required to recognize an expense associated with this change in fair value. Similarly, when our stock price decreases, the fair value of the Warrant liability would decrease, and we would be required to recognize a gain associated with this change in fair value. This accounting treatment could have a material impact on, and could significantly increase the volatility of, our reported operating results, even though there is no related liquidity, cash flow or revenue impact to us.
Our initial business combination, and any target business with which we ultimately consummate a business combination, may be materially adversely affected by the recent coronavirus (COVID-19) outbreak and the status of debt and equity markets, as well as protectionist legislation in our target markets.
In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern.” On January 31, 2020, U.S. Health and Human Services Secretary Alex M. Azar II declared a public health emergency for the United States to aid the U.S. healthcare community in responding to COVID-19, and on March 11, 2020 the World Health Organization characterized the outbreak as a “pandemic”. This outbreak of COVID-19 has resulted in a widespread health crisis that has and may continue to adversely affect the economies and financial markets worldwide, and the business of any potential target business with which we may consummate a business combination could be materially and adversely affected. Furthermore, we may be unable to complete a business combination if continued concerns relating to COVID-19 restrict travel, limit the ability to have meetings with potential investors or the target company’s personnel, vendors and services providers are unavailable to negotiate and consummate a transaction in a timely manner. In addition, countries or supranational organizations in our target markets may develop and implement legislation that makes it more difficult or impossible for entities outside such countries or target markets to acquire or otherwise invest in companies or businesses deemed essential or otherwise vital. The extent to which COVID-19 impacts our search for and ability to consummate a business combination will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for an extensive period of time, and result in protectionist sentiments and legislation in our target markets, our ability to consummate a business combination, or the operations of a target business with which we ultimately consummate a business combination, may be materially adversely affected. In addition, our ability to consummate a transaction may be dependent on the ability to raise equity and debt financing which may be impacted by COVID-19 and other events.
Resales of the shares of common stock included in the Stock Consideration could depress the market price of our common stock.
There may be a large number of shares of common stock sold in the market following the completion of the Business Combination or shortly thereafter. Assuming no redemptions, there will be approximately 80,306,038 shares of DFHT Class A Common Stock outstanding after the completion of the Business Combination (excluding Earnout Shares and the Adjustment Escrow Shares).
After the Business Combination and pursuant to the Amended and Restated Registration Rights Agreement, certain stockholders will be entitled to demand that DFHT registers the resale of their securities subject to certain minimum requirements. These stockholders will also have certain “piggyback” registration rights with respect to registration statements filed subsequent to the Business Combination.

Upon effectiveness of any registration statement we file pursuant to the Amended and Restated Registration Rights Agreement, and upon the expiration of the lockup periods applicable to the parties to the Lock-Up Agreement, these parties may sell large amounts of DFHT Common Stock in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in the share price of DFHT Class A Common Stock or putting significant downward pressure on the price of DFHT Class A Common Stock.
Sales of substantial amounts of DFHT Class A Common Stock in the public market after the Business Combination, or the perception that such sales will occur, could adversely affect the market price of DFHT Class A Common Stock and make it difficult for us to raise funds through securities offerings in the future.
Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.
We will be subject to income taxes in the United States, and our domestic tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:
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changes in the valuation of our deferred tax assets and liabilities;

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expected timing and amount of the release of any tax valuation allowances;

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tax effects of stock-based compensation;

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costs related to intercompany restructurings;

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changes in tax laws, regulations or interpretations thereof; and

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lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

In addition, we may be subject to audits of our income, sales and other transaction taxes by U.S. federal and state authorities. Outcomes from these audits could adversely affect our financial condition and results of operations.
If an active market for the combined company’s securities develops and continues, the trading price of the combined company’s securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in DFHT’s securities and DFHT’s securities may trade at prices significantly below the price you paid for them. In these circumstances, the trading price of DFHT’s securities may not recover and may experience a further decline.
Factors affecting the trading price of the combined company’s securities following the Business Combination may include:
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actual or anticipated fluctuations in its quarterly financial results or the quarterly financial results of companies perceived to be similar to it;

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changes in the market’s expectations about its operating results;

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the public’s reaction to its press releases, its other public announcements and its filings with the SEC;

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speculation in the press or investment community;

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success of competitors;

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its operating results failing to meet the expectation of securities analysts or investors in a particular period;

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changes in financial estimates and recommendations by securities analysts concerning the post-combination company or the market in general;

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operating and stock price performance of other companies that investors deem comparable to the post-combination company;

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its ability to market new and enhanced products on a timely basis;

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changes in laws and regulations affecting its business;

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commencement of, or involvement in, litigation involving the combined company’s business;

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changes in the combined company’s capital structure, such as future issuances of securities or the incurrence of additional debt;

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the volume of shares of its common stock available for public sale;

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any major change in its board of directors or management;

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sales of substantial amounts of common stock by its directors, officers or significant stockholders or the perception that such sales could occur; and

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general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of the combined company’s securities irrespective of its operating performance. The stock market in general and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of the combined company’s securities, may not be predictable. A loss of investor confidence in the market for the stocks of other companies that investors perceive to be similar to combined company could depress its stock price regardless of its business, prospects, financial conditions or results of operations. A decline in the market price of the combined company’s securities also could adversely affect its ability to issue additional securities and its ability to obtain additional financing in the future. In the past, securities class action litigation has often been initiated against companies following periods of volatility in their stock price. This type of litigation could result in substantial costs and divert the combined company’s management’s attention and resources, and could also require it to make substantial payments to satisfy judgments or to settle litigation.
Risks Related to the Redemption
Unless the context otherwise requires, references in this subsection “— Risks Related to the Redemption” to “we”, “us” and “our” generally refer to DFHT in the present tense or the combined company from and after the Business Combination.
We do not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for us to complete an initial business combination with which a substantial majority of our stockholders do not agree.
The Current Charter does not provide a specified maximum redemption threshold, except that we will not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon consummation of our initial business combination and after payment of underwriters’ fees and commissions (such that we are not subject to the SEC’s “penny stock” rules). However, the Business Combination Agreement provides that CareMax or IMC’s obligation to consummate the Business Combination is conditioned on cash consideration available for payment to the CareMax or IMC securityholders is at least $50 million. As a result, we may be able to complete our initial business combination even though a substantial portion of our public stockholders do not agree with the transaction and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to the sponsor or our or CareMax or IMC’s directors, officers or advisors, or any of their respective affiliates. As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. We will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or other proposals (as described in this proxy statement) at the special meeting.
If the aggregate cash consideration we would be required to pay for all shares of DFHT Class A Common Stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Business Combination Agreement exceeds the aggregate amount of cash available to us or would cause our net tangible assets to be less than $5,000,001, we may not complete the initial business combination or redeem any shares, all shares of DFHT Class A Common Stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.
If you or a “group” of stockholders of which you are a part are deemed to hold an aggregate of more than 20% of our DFHT Class A Common Stock issued in the IPO, you (or, if a member of such a group, all of the members of the group in the aggregate) will lose the ability to redeem all such shares in excess of 20% of our DFHT Class A Common Stock issued in the IPO without the prior consent of the Company.
The Current Charter provides that a public stockholder, together with any affiliate of that stockholder or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 20% of the shares of DFHT Class A Common Stock included in the units sold in our IPO (the “excess shares”) without the prior consent of the Company. In order to determine whether that stockholder is acting in concert or as a group with another stockholder, the Company will require each public stockholder seeking to exercise redemption rights to certify to the Company whether the stockholder is acting in concert or as a group with any other stockholder. These certifications, together with other public information relating to stock ownership available to the Company at that time, such as Schedule 13D, Schedule 13G and Section 16 filings under the Exchange Act, will be the sole basis on which the Company makes the above-referenced determination. Your inability to redeem any excess shares will reduce your influence over our ability to consummate the initial business combination and you could suffer a material loss on your investment in us if you sell these excess shares in open market transactions. Additionally, you will not receive redemption distributions with respect to any excess shares if we consummate the initial business combination. As a result, you will continue to hold that number of shares aggregating to more than 20% of the shares sold in our IPO and, in order to dispose of excess shares, would be required to sell your stock in open market transactions, potentially at a loss. We cannot assure you that the value of the excess shares will appreciate over time following the initial business combination or that the market price of our DFHT Class A Common Stock will exceed the per-share redemption price. Notwithstanding the foregoing, stockholders may challenge the Company’s determination as to whether a stockholder is acting in concert or as a group with another stockholder in a court of competent jurisdiction.
However, our stockholders’ ability to vote all of their shares (including any excess shares) for or against the initial business combination is not restricted by this limitation on redemption.
There is no guarantee that your decision whether to redeem your shares for a pro rata portion of the trust account will put you in a better future economic position.
We can give no assurance as to the price at which you may be able to sell you public shares in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in our share price, and may result in a lower value realized now than you might realize in the future had you not redeemed your shares. Similarly, if you do not redeem your shares, you will bear the risk of ownership of the public shares after the consummation of any initial business combination, and there can be no assurance that you can sell your shares in the future for a greater amount than the redemption price set forth in this proxy statement. You should consult your own tax and/or financial advisor for assistance on how this may affect your individual situation.
Stockholders of the Company who wish to redeem their shares for a pro rata portion of the trust account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline. If stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of our DFHT Class A Common Stock for a pro rata portion of the funds held in our trust account.
Public stockholders who wish to redeem their shares for a pro rata portion of the trust account must, among other things (i) submit a request in writing and (ii) tender their certificates to our Transfer Agent or deliver their shares to the Transfer Agent electronically through the DWAC system at least two business days prior to the special meeting. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and our Transfer Agent will need to act to facilitate this request. It is our understanding that stockholders should generally allow at least two weeks to obtain physical certificates from the Transfer Agent. However, because we do not have any control over this process or over the brokers, it may take significantly longer than two weeks to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Stockholders electing to redeem their shares will receive their pro rata portion of the trust account less franchise and income taxes payable, calculated as of two business days prior to the anticipated consummation of the Business Combination. Please see the section entitled “Special Meeting of Stockholders — Redemption Rights” for additional information on how to exercise your redemption rights.
If a stockholder fails to receive notice of our offer to redeem our public shares in connection with our Business Combination, or fails to comply with the procedures for tendering its shares, the shares may not be redeemed.
If, despite our compliance with the proxy rules, a stockholder fails to receive our proxy materials, that stockholder may not become aware of the opportunity to redeem his, her or its public shares. In addition, the proxy materials that we are furnishing to holders of our public shares in connection with our Business Combination describes the various procedures that must be complied with in order to validly redeem public shares. If a stockholder fails to comply with these procedures, its shares may not be redeemed.

UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL INFORMATION OF DFHT
The following unaudited pro forma condensed combined information presents the unaudited pro forma condensed combined balance sheet as of December 31, 2020 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 based upon the combined historical financial statements of Deerfield Healthcare Technology Acquisitions Corp. (“DFHT”), CareMax Medical Group, LLC (“CareMax”) and IMC Medical Group Holdings, LLC (“IMC”), after giving effect to the Business Combination and related adjustments described in the accompanying notes. Under applicable accounting standards, CareMax will be the accounting acquirer in the Business Combination, which will be treated as a reverse recapitalization. The accounting guidance for business combinations, FASB Accounting Standards Codification (ASC) 805, provides that in identifying the acquiring entity in a transaction effected through an exchange of equity interests, all pertinent facts and circumstances must be considered, including: the relative voting rights of the stockholders of the constituent companies in the combined company, the existence of a large minority voting interest in the combined entity if no other owner or organized group of owners has a significant voting interest, the composition of the board of directors and senior management of the combined company, the relative size of each company and the terms of the exchange of equity securities in the transaction, including payment of any premium.
Management considered the following quantitative and qualitative factors in the determination that CareMax is the accounting acquirer in the Business Combination:
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The consideration in the Business Combination includes both cash and Class A common shares of DFHT. Upon completion of the Business Combination in a no redemption scenario, none of the legacy DFHT shareholders, the DFHT sponsor, Deerfield Management, legacy CareMax equity holders or IMC equity holders will own more than 20% of the common stock of the company post-Business Combination. Management further considered whether there will be an existence of a large minority voting interest in the combined company. Management believes the remaining public shareholders are passive investors which include both institutional and retail investors with varying interests and ownership goals.

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The Chief Executive Officer of the combined company is expected to be Carlos A. de Solo, Chief Executive Officer of CareMax. The remaining senior management of the combined company is expected to be represented by approximately 50% each of the CareMax and IMC senior management team. Upon closing of the Business Combination, the pre-Business Combination DFHT Chief Executive Officer will become the Executive Chairman of the combined company and the Chief Financial Officer will resign. None of the officers of DFHT will be officers of the Company post-Business Combination.

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Upon closing of the Business Combination, the board of directors will be comprised of six (6) directors. The Business Combination Agreement does not provide either DFHT or CareMax with sole discretion to appoint or nominate the independent directors to the board. There are no agreements with pre-Business Combination DFHT shareholders to appoint directors to the board and the continuing voting rights of the pre-Business Combination DFHT shareholders are the same as all shareholders post- Business Combination. Carlos A. de Solo will serve as a director of the combined company.

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The enterprise value of the pre-Business Combination equity interests of CareMax, IMC and DFHT are approximately $364 million, $250 million and $190 million, respectively. The fair value of the pre-Business Combination equity interests of CareMax relative to fair value of the pre-Business Combination equity interests of DFHT results in a premium in the exchange of the CareMax equity interests for equity interests of DFHT as part of the Business Combination.

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Upon closing of the Business Combination, the Current Charter will be amended to, among other matters, provide changing the post-Business Combination Company’s corporate name from “Deerfield Healthcare Technology Acquisitions Corp.” to “CareMax, Inc.” which reflects the value proposition the CareMax name brings as a publicly traded entity and from a customer facing perspective in the marketplace. The Company’s ticker post-Business Combination will reference CareMax and the Company’s corporate headquarters will be relocated to CareMax’s current headquarters.

In the unaudited pro forma condensed financial statements, CareMax has measured and recognized the assets acquired, liabilities assumed and any non-controlling interest in IMC at their acquisition date fair values.
The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 gives pro forma effect to the Business Combination as if it had occurred on January 1, 2020. The unaudited pro forma condensed combined balance sheet as of December 31, 2020 gives pro forma effect to the Business Combination as if it were completed on December 31, 2020. The unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2020 gives pro forma effect to the acquisitions by CareMax of Clinica Las Americas (“Little Havana II”) on December 10, 2020 and Care Holdings Group, LLC as if they had occurred on January 1, 2020.
The unaudited pro forma condensed combined financial information should be read in conjunction with the audited historical financial statements of each of DFHT, CareMax, and IMC and the notes thereto included here in this proxy statement, as well as the disclosures contained in the sections herein titled “DFHT Management’s Discussion and Analysis of Financial Conditions and Results of Operations”, “CareMax Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and “IMC Management’s Discussion and Analysis of Financial Conditions and Results of Operations.”
The pro forma information contained herein assumes DFHT’s stockholders approve the proposed Business Combination. DFHT’s stockholders may elect to redeem their shares of Common Stock even if they approve the proposed Business Combination. DFHT cannot predict how many of its public stockholders will elect to convert their shares of Common Stock to cash. The actual results will be within the scenarios described below, however, there can be no assurance regarding which scenario will be closest to the actual results.
The following unaudited pro forma condensed combined financial statements present two scenarios. Scenario One assumes none of the DFHT stockholders exercise redemption rights over their Common Shares and Scenario Two assumes that all of the DFHT stockholders (with the exception of Deerfield) exercise redemption rights over their Common Shares, for a pro rata portion of the funds contained in the Trust Account. The unaudited pro forma condensed combined financial information is provided for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Business Combination had been completed as of the dates set forth above, nor is it indicative of the future results or financial position of the combined company. The unaudited pro forma condensed combined financial information also does not give effect to the potential impact, of any anticipated synergies, operating efficiencies or cost savings that may result from the Business Combination, any integration costs or tax deductibility of transaction costs. Furthermore, the unaudited pro forma condensed combined statements of operations do not include certain nonrecurring charges and the related tax effects which result directly from the Business Combination as described in the notes to the unaudited pro forma condensed combined financial information.

DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
December 31, 2020
	Pro Forma CareMax Medical Group, LLC(2) (3)	DFHT(1)	Interamerican Medical Center Group, LLC	Scenario One: No Redemptions			Scenario Two: Maximum Redemptions
(in thousands)				Pro Forma Adjustments	Note 4	Pro Forma Combined	Pro Forma Adjustments	Note 4	Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$5,276	$909	$15,762	$211,172	(a)	$228,675	$101,022	(a)	$118,525
				(4,443)	(d)		(4,443)	(d)
Accounts receivable, net	10,666	—	17,954	—		28,620	—		28,620
Inventory	15	—	—	—		15	—		15
Prepaid Expenses	186	198	1,378	—		1,763	—		1,763
Due from Related Parties	274	—	—	—		274	—		274
Total current assets	16,417	1,107	35,094	206,729		259,347	96,579		149,196
Property and Equipment, net	4,861	—	6,908	—		11,769	—		11,769
Goodwill	10,068	—	85,476	183,881	(j)	279,425	183,881	(j)	279,425
Investments held in Trust Account	—	143,837	—	(143,837)	(b)	—	(143,837)	(b)	—
Intangible Asset, net	8,575	—	18,033	15,147	(j)	41,755	15,147	(j)	41,755
Other Assets	209	—	2,065	—		2,274	—		2,274
Total assets	$40,130	$144,943	$147,575	$261,921		$594,570	$151,771		$484,420
Liabilities and Stockholders’/Members’ Equity
Current liabilities:
Accounts payable and accrued expenses	$4,181	$3,626	$8,200	$—		$16,008	$—		$16,008
Risk Settlements Due to Providers	643	—	—	—		643	—		643
Current portion of long-term debt, net	1,005	—	872	—		1,877	—		1,877
Other current liabilities	151	130	—	—		281	—		281
Total current liabilities	5,980	3,756	9,073	—		18,809	—		18,809
Derivative warrant liabilities	—	24,764	—	—		24,764	—		24,764
Long-term debt, less current portion	26,639	—	77,163	(77,163)	(j)	122,000	(77,163)	(j)	122,000
				(26,639)	(c)		(26,639)	(c)
				125,000	(c)		125,000	(c)
				(3,000)	(c)		(3,000)	(c)
Other long-term liabilities	—	4,443	1,154	(54)	(j)	1,100	(54)	(j)	1,100
				(4,443)	(d)		(4,443)	(d)
Total liabilities	32,619	32,963	87,390	13,703		166,675	13,703		166,675
Stockholders’ equity / Commitments and contingencies	7,511	111,980	60,184	248,218	(e)	427,894	138,068	(e)	317,744
Total Liabilities and Stockholders’ Equity	$40,130	$144,943	$147,575	$261,921		$594,570	$151,771		$484,420

(1)
Refer to Note 2 for reclassification of DFHT historical information.

(2)
Refer to Note 3 for reclassification of CareMax historical information.

(3)
Reflects the acquisition of Clinica Las Americas and Care Holdings Group by CareMax as if the transactions occurred on December 31, 2020.

DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP. (DFHT)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
	Pro Forma CareMax Medical Group, LLC(2) (3)	DFHT(1)	Interamerican Medical Center Group, LLC	Scenario One: No Redemptions			Scenario Two: Maximum Redemptions
(in thousands, except share data)				Pro Forma Adjustments	Note 4	Pro Forma Combined	Pro Forma Adjustments	Note 4	Pro Forma Combined
Revenue:
Capitated Revenue	$127,159	$—	$216,041	$—		$343,201	$—		$343,201
Other Managed Care Services	370	—	10,856	—		11,225	—		11,225
Other Revenue	4,457	—	204	—		4,661	—		4,661
Net revenue	131,986	—	227,101	—		359,088	—		359,088
Costs and expenses:
Medical Expenses	70,973	—	186,315	—		257,288	—		257,288
Selling, General and Administrative expenses	49,946	4,012	31,136	8,232	(k)	120,326	8,232	(k)	120,326
				31,000	(e)		31,000	(e)
Total costs and expenses	120,919	4,012	217,451	39,232		381,614	39,232		381,614
Operating (loss) income	11,067	(4,012)	9,650	(39,232)		(22,526)	(39,232)		(22,526)
Interest (Income) Expense	1,728	(87)	9,536	(6,577)	(f)	5,201	(6,577)	(f)	5,201
				600	(c)		600	(c)
Other (Income) Expense, net	5	—	(1,000)	—		(995)	—		(995)
Change in fair value of derivative warrant liabilities		17,586				17,586			17,586
Income (loss) before income taxes	9,334	(21,511)	1,114	(33,256)		(44,318)	(33,256)		(44,318)
Income tax expense (benefit)	—	—	—	(10,867)	(h)	(10,867)	(10,867)	(h)	(10,867)
Net income (loss)	9,334	(21,511)	1,114	(22,389)		(33,452)	(22,389)		(33,452)
Income (Loss) Attributable to Noncontrolling Interest	(29)	—	—	(1,496)	(g)	(1,525)	(1,734)	(g)	(1,763)
Net Income (loss) Attributable to Controlling Interests	$9,363	$(21,511)	$1,114	$(20,893)		$(31,926)	$(20,655)		$(31,688)
Pro forma weighted average common shares outstanding – basic and diluted					(i)	76,712,288		(i)	65,697,288
Pro forma net income (loss) per common share – basic and diluted						$(0.42)			$(0.48)

(1)
Refer to Note 2 for reclassification of DFHT historical information.

(2)
Refer to Note 3 for reclassification of CareMax historical information.

(3)
Includes the results of Clinica Las Americas and Care Group Holdings, LLC giving effect to those acquisitions as if they were completed on January 1, 2020.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
Note 1 — Description of the Business Combination
Basis of presentation
The historical financial information has been adjusted to conform to the presentation rules set forth in Rule 11-02(a)(6) of SEC Regulation S-X regarding the unaudited pro forma condensed combined financial information. Specifically, the pro forma condensed balance sheet and statement of operations must include and be limited to i) transaction accounting adjustments and ii) autonomous entity adjustments, if required and, optionally, management adjustments that capture synergies or dis-synergies from the business combination. Transaction accounting adjustments that affect the pro forma condensed balance sheet have been calculated assuming the transaction took place on December 31, 2020. Transaction accounting adjustments that affect the pro forma condensed statement of operations have been calculated assuming the transaction occurred on January 1, 2020 (the beginning of the fiscal year presented). We have concluded that no autonomous entity adjustments are required.
DFHT’s historical results reflect the audited balance sheet as of December 31, 2020 and audited statement of operations for the period ended December 31, 2020 under Generally Accepted Accounting Principles in the United States of America (“GAAP”). IMC’s historical results reflect the audited consolidated balance sheet as of December 31, 2020 and the audited consolidated statement of operations for the year ended December 31, 2020, under GAAP. CareMax’s historical results reflect the audited combined balance sheet as of December 31, 2020 and audited combined statement of operations for the year ended December 31, 2020 under GAAP.
General Description of the Business Combination Agreement
On December 18, 2020, Deerfield Healthcare Technology Acquisitions Corp.(“DFHT”), CareMax Medical Group, LLC (“CareMax”), IMC Medical Group Holdings, LLC (“IMC”), the CareMax Group, IMC Holdings, LLC (“IMC Parent”), and Deerfield Partners, LLP (“Deerfield”) entered into a Business Combination agreement. The closing is expected to occur in the second quarter of 2021. After completion of the closing of the Business Combination, the combined company will operate under the name CareMax, Inc.
Pursuant to the agreement, DFHT will acquire all of the issued and outstanding equity interests of CareMax and IMC in exchange for a combination of cash and equity consideration in the form of Class A common shares of DFHT.
The aggregate consideration payable at the closing of the Business Combination to the members of CareMax and IMC will be approximately $364 million and $250 million, respectively, less repayment of net debt. In addition to the net debt adjustment, the aggregate consideration payable is further subject to the purchase price adjustments as set forth in the Business Combination Agreement (the “Closing Merger Consideration”). The Closing Merger Consideration is required to be comprised of 68% and 45% in cash for each of the members of CareMax and IMC, respectively, with the remainder of the Closing Merger Consideration comprising DFHT Class A Common Stock, valued at a reference price of $10.00 per share. The following table sets forth an estimate of Closing Merger Consideration for CareMax and IMC based on the net debt balances at December 31, 2020:
(in thousands)	CareMax	IMC
Base enterprise value	$364,000	$250,000
Plus: Cash	5,276	15,762
Less: Debt	(26,639)	(77,163)
Closing Consideration	$342,637	$188,599

Note 1 — Description of the Business Combination (continued)
The cash consideration payable by DFHT to the CareMax Group and IMC Parent will be equal to, respectively, (i) an amount in cash equal to $364,000,000 less net debt, multiplied by 68%, subject to adjustments, including for working capital at Closing and (ii) an amount in cash equal to $250,000,000 less net debt, multiplied by 45%, subject to adjustments, including for working capital at Closing. Based on the Closing Consideration using the December 31, 2020 net debt balances, the cash consideration to CareMax and IMC equityholders amounts to $233 million and $85 million, respectively.
In addition to the cash consideration described above, the stock consideration payable to the CareMax Group and IMC Parent will be equal to, respectively, (i) a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to $364,000,000 less net debt, multiplied by 32% and divided by a reference price of $10.00, subject to adjustments, including adjustments for working capital at Closing and (ii) a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to $250,000,000 less net debt, multiplied by 55% and divided by a reference price of $10.00, subject to adjustments, including for working capital at Closing. Based on the Closing Consideration using the December 31, 2020 net debt balances, CareMax and IMC equityholders would receive $110 million (10,964,390 shares) and $104 million (10,372,898 shares), respectively, based on the $10.00 reference price. At the 60-day VWAP of $13.74 as of April 14, 2021, the share numbers would remain as above but the fair value of the stock consideration would be $151 million and $142 million, respectively.
An additional 3,500,000 and 2,900,000 shares of DFHT Class A Common Stock (the “Earnout Shares”) are payable after the Closing to the members of the CareMax Group and IMC Parent, respectively, upon satisfaction of the following conditions: (i) if within the first year after the Closing (the “First Earnout Period”) the trading price of DFHT Class A Common Stock equals or exceeds $12.50 on any 20 trading days in any 30-day trading period (the “First Share Price Trigger”), then 1,750,000 and 1,450,000 of the Earnout Shares will be released to the members of the CareMax Group and IMC Parent, respectively, or (ii) if within the second year after the Closing (the “Second Earnout Period”) the trading price of DFHT Class A Common Stock equals or exceeds $15.00 on any 20 trading days in any 30-day trading period (the “Second Share Price Trigger” and collectively, the “Share Price Triggers”), then 1,750,000 and 1,450,000 of the Earnout Shares will be released to the members of the CareMax Group and IMC Parent, respectively. Notwithstanding the foregoing, if the First Share Price Trigger is not satisfied but the Second Share Price Trigger is satisfied, DFHT will issue 3,500,000 and 2,900,000 shares of DFHT Class A Common Stock to the members of the CareMax Group and IMC Parent, respectively.
The estimated fair value of the consideration to be transferred to the members of CareMax is $422 million, consisting of cash of $233 million, equity consideration of $151 million based on a 60-day volume weighted average price of DFHT Class A Common Stock of $13.74 per share as of April 14, 2021 (10,964,390 shares) and the fair value of the Earnout Shares (3,500,000 shares) of $38 million. The estimated fair value of the purchase price of IMC is $336 million. Less the $77 million of IMC indebtedness (based upon the balance as of December 31, 2020) to be paid off concurrently with the Business Combination, the estimated fair value of the proceeds to be transferred to the members of IMC will be approximately $259 million. These proceeds will consist of cash of $85 million, equity consideration of $142 million based on a 60-day volume weighted average price of DFHT Class A Common Stock of $13.74 per share as of April 14, 2021 (10,372,898 shares) and the fair value of Earnout Shares (2,900,000) of $32 million.
It is anticipated that, upon completion of the Business Combination: (i) CareMax and IMC ownership will collectively own approximately 27% of the combined company; (ii) Deerfield Management will own approximately 16% of the combined company; (iii) the other DFHT public stockholders (including the PIPE Investors) will own approximately 53% of the combined company; and (iv) DFHTA Sponsor LLC (the “sponsor”) will own approximately 4% of the combined company. These levels of ownership interest (a) assume that no DFHT public stockholder exercises redemption rights with respect to its shares for a pro rata portion of the funds in Trust Account and (b) do not take into account the Earnout Shares, the Adjustment Escrow Shares or the public warrants and private placement warrants to purchase DFHT Class A Common Stock that will remain outstanding immediately following the Business Combination.

Note 1 — Description of the Business Combination (continued)
If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by DFHT’s existing stockholders in DFHT will be different.
Pursuant to the Current Charter, DFHT will provide its stockholders with the opportunity to redeem their shares in conjunction with a stockholder vote on the transaction contemplated by the Business Combination Agreement, including the Business Combination.
The respective economic interests of the current owners of CareMax, IMC, and the public shareholders of DFHT have been fixed. However, the respective direct interests in and noncontrolling interests in CareMax and in DFHT depend on the level of redemptions. The possible range of controlling interests is 95-96% and the possible range of noncontrolling interests is 4-5%. For purposes of the unaudited pro forma condensed combined financial information, 95.5% controlling interest and 4.5% noncontrolling have been used.
The following table sets forth the historical net assets of DFHT:
DFHT
(in thousands)
Current assets	$1,107
Investments held in trust	143,837
Property and Equipment, net	—
Other Assets	—
Current liabilities	(3,757)
Derivative warrant liabilities	(24,764)
Other long-term liabilities(1)	(4,443)
Net assets	$111,980

(1)
These are deferred underwriting commissions related to the Company’s initial public offering and are reflected as a long-term liability on the historical balance sheet of DFHT. For pro forma purposes and on the pro forma condensed balance sheet it has been reclassified as a reduction of cash to the balance sheet as these fees are expected to be paid upon closing of the transaction.

Note 1 — Description of the Business Combination (continued)
Sources and Uses (no redemptions, in thousands)
Sources		Uses
DFHT Cash from Trust	$143,837	Cash to balance sheet	$206,729
Deerfield PIPE(1)	410,000	Cash to CareMax and IMC Shareholders	317,863
New Debt	125,000	Debt repayment	103,802
		SPAC redemptions	—
		Deal expenses(2)	50,443
Total Sources	$678,837	Total Uses	$678,837

(1)
Represents the issuance in a private placement to be consummated concurrently with the closing, to Deerfield of up to 41,000,000 shares of Class A common stock.

(2)
Comprised of approximately $12,000 PIPE transaction fees, $31,000 acquisition-related costs, $3,000 debt issuance costs and $4,443 underwriting commissions related to our IPO.

Sources and Uses (maximum redemptions, in thousands)
Sources		Uses
DFHT Cash from Trust	$143,837	Cash to balance sheet	$96,579
Deerfield PIPE(1)	410,000	Cash to CareMax and IMC Shareholders	317,863
New Debt	125,000	Debt repayment	103,802
		SPAC redemptions	110,150
		Deal expenses(2)	50,443
Total Sources	$678,837	Total Uses	$678,837

(1)
Represents the issuance in a private placement to be consummated concurrently with the closing, to Deerfield of up to 41,000,000 shares of Class A common stock.

(2)
Comprised of approximately $12,000 PIPE transaction fees, $31,000 acquisition-related costs, $3,000 debt issuance costs and $4,443 underwriting commissions related to our IPO.

Basis of the Pro Forma Presentation
Upon consummation of the Business Combination, DFHT and IMC will adopt the accounting policies of CareMax. CareMax may identify differences between the accounting policies among the companies, that when conformed, could have a material impact on the consolidated financial statements of the combined entity.
Note 2 — Reclassifications to Historical Financial Information of DFHT, CareMax, and IMC
Certain balances and transactions presented in the historical financial statements of DFHT, IMC, and CareMax included within the unaudited pro forma condensed combined financial information have been reclassified to conform to the presentation of new group financial statements as indicated in the tables below.

Note 2 — Reclassifications to Historical Financial Information of DFHT, CareMax, and IMC (continued)
DFHT Condensed Combined Balance Sheet
Reclassification as of December 31, 2020
(in thousands)	As per Historical Audited Financial Statements	Reclassifications	As Reclassified
Liabilities
Current liabilities:
Accounts payable	$458	$(458)	$—
Accrued expenses	3,168	(3,168)	—
Accounts payable and accrued expenses	—	3,626	3,626
Franchise tax payable	130	(130)	—
Other current liabilities	—	130	130
DFHT Statement of Operations Reclassification
for the Year Ended December 31, 2020
(in thousands)	As per Historical Audited Financial Statements	Reclassifications	As Reclassified
Selling, general and administrative expenses	$3,777	$235	$4,012
General and administrative expenses – related party	105	(105)	—
Franchise tax expense	130	(130)	—
CareMax Condensed Combined Balance Sheet
Reclassification as of December 31, 2020
(in thousands)	As per Historical Financial Statements	Reclassifications	As Reclassified
Liabilities
Current liabilities:
Accounts payable	$1,044	$(1,044)	$—
Accrued expenses	2,572	(2,572)	—
Accrued interest payable	149	(149)	—
Accounts payable- Care Holdings Group, LLC	416	(416)	—
Accounts payable and accrued expenses	—	(4,181)	4,181

Note 2 — Reclassifications to Historical Financial Information of DFHT, CareMax, and IMC (continued)
CareMax Condensed Combined Statement of Operations
Reclassification as of December 31, 2020
(in thousands)	As per Historical Financial Statements	Reclassifications	As Reclassified
Administrative fee	17,004	(17,004)	—
Selling, General and administrative expenses	27,107	(27,107)	—
General & administrative expenses- Clinica Las Americas	1,663	(1,663)	—
General and administrative expenses (Care Holdings)	4,172	(4,172)	—
Selling, general & administrative expenses			49,946
IMC Condensed Consolidated Balance Sheet
Reclassification as of December 31, 2020
(in thousands)	As per Historical Audited Financial Statements	Reclassifications	As Reclassified
Assets
Current assets:
Accounts receivable, net	$—	$17,954	$17,954
Capitated plan receivables, net	12,741	(12,741)	—
Other receivables, net	5,213	(5,213)	—
Liabilities
Current liabilities:
Accounts payable	1,866	(1,866)	—
Accrued expenses	4,534	(4,534)	—
Amounts due to health plans, net	1,801	(1,801)	—
Accounts payable and accrued expenses	—	—	8,200
IMC Condensed Consolidated Statement of Operations
Reclassification for the Year Ended December 31, 2020
(in thousands)	As per Historical Audited Financial Statements	Reclassifications	As Reclassified
General and administrative expenses	$12,741	$(12,741)	$31,136
Non-medical Salaries, wages, and benefits	13,962	(13,962)	—
Amortization of intangibles	1,627	(1,627)	—
Depreciation Expense	2,806	(2,806)	—

Note 3 — Reclassifications and Adjustments to Historical Information of CareMax
The following table presents the pro forma balance sheet for CareMax as of December 31, 2020
(in thousands, except unit data)	CareMax Medical Group, LLC(1)	Pro Forma Adjustments(2)	Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$4,934	$341	$5,276
Accounts receivable, net	9,395	1,191	10,586
Inventory	15	—	15
Prepaid Expenses, net	182	4	186
Due from Providers	80	—	80
Due form Related Parties	274	—	274
Total current assets	14,881	1,536	16,417
Property and Equipment, net	4,796	65	4,861
Goodwill	10,068	—	10,068
Investments held in Trust Account	—	—	—
Intangible Assets, net	8,575	—	8,575
Other Assets	183	26	209
Total assets	$38,503	$1,627	$40,130
Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$1,044	$416	$1,460
Accrued expenses	2,572	—	2,572
Accrued Interest Payable	149	—	149
Risk Settlements Due to Providers	643	—	643
Current portion of long-term debt, net	1,005	—	1,005
Other current liabilities	39	112	151
Total current liabilities	5,452	528	5,980
Long-term debt, less current portion	26,325	314	26,639
Notes Payable, less current portion	—	—	—
Total liabilities	31,776	842	32,619
Units (no par value, 300 authorized, issued and outstanding
as of December 31, 2020)	223	—	223
Members’ equity	6,504	785	7,288
Members’ equity-controlling interest	6,727	785	7,511
Non-controlling interest	—	—	—
Total Members’ equity	6,727	785	7,511
Total Liabilities and Members’ Equity	$38,503	$1,627	$40,130

(1)
Represents the historical audited balance sheet of CareMax Medical Group, LLC.

(2)
Reflects the acquisition of Clinica Las Americas and Care Holdings Group, LLC as if those transactions occurred on December 31, 2020.

Note 3 — Reclassifications and Adjustments to Historical Information of CareMax (continued)
The following table presents the pro forma statement of operations for CareMax for the year ended December 31, 2020:
(in thousands, except unit data)	CareMax Medical Group, LLC(1)	Clinica Little Havana II(2)	Care Holdings LLC(2)	Pro Forma Combined
Revenue:
Capitated Revenue	$120,055	$7,104	$—	$127,159
Other Managed Care Services	370		—	370
Other Revenue	—	—	4,457	4,457
Net revenue	120,425	7,104	4,457	131,986
Costs and expenses:
Medical Expenses	67,015	3,958	—	70,973
General and administrative expenses	44,111	1,663	4,172	49,946
Total costs and expenses	111,126	5,621	4,172	120,919
Operating (loss) income	9,300	1,483	285	11,067
Interest (income) expense	1,728	—	—	1,728
Other (income) expense, net	—	—	5	5
Income before income taxes	7,572	1,483	279	9,334
Income tax expense	—		—	—
Net income	7,572	1,483	279	9,334
Net Income attributable to noncontrolling interest	(29)	—	—	(29)
Net Income Attributable to Controlling Interests	$7,601	$1,483	$279	$9,363
Pro Forma Weighted-average Common Units Outstanding	200		100	300
Pro Forma Net Income per Unit – Basic & Diluted				$31,211

(1)
Represents the historical audited statement of operations for CareMax.

(2)
Represents the acquisition of Clinica Las Americas and Care Holdings Group, LLC as if the transactions were completed on January 1, 2020.

Note 4 — Pro Forma Adjustments
Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet (in thousands)
The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of December 31, 2020 are as follows:
a)
Sources of cash include DFHT cash held in trust of $143,837, proceeds from the Deerfield PIPE of $410,000, proceeds of $125,000 of long-term debt off set by cash to CareMax and IMC shareholders of $317,863, repayment of gross debt of $103,802 and acquisition-related costs and debt and equity issuance costs of $50,443 resulting in net cash to the balance sheet of $206,729.

In case of maximum redemption by holders of Common Stock of $110,150, the impact of the Business Combination on the cash balance, will be net cash of $96,579 to the balance sheet of the combined entity.

Note 4 — Pro Forma Adjustments (continued)
b)
See Note 1 — Sources and Uses for the release of the Investments held in the Trust Account upon consummation of the Business Combination, $143,837, to fund the Closing.

c)
At the date of closing of the Business Combination, CareMax will enter into a new long-term debt facility for $125,000 and CareMax historical debt of $26,639 and historical IMC debt of $77,163 will be paid off with the proceeds of the new long-term debt facility. The historical IMC debt to be paid off concurrent with the Business Combination is recognized as a component of the consideration transferred to acquire IMC. See Note 4j for the pro forma adjustment to assume and pay off the IMC historical debt in the amount of $77,163.

We expect to incur debt issuance costs of approximately $3,000 related to the new long-term debt facility. The deferred debt issuance costs are amortized as a component of interest expense over a 5-year term of the long-term debt facility on the pro forma condensed statement of operations.
(in thousands)	Long-term Debt
Repayment of historical CareMax debt	$(26,639)
New long-term debt entered into by CareMax	$125,000
Debt issuance costs	$(3,000)
New long-term debt, net	$122,000
Proceeds from the Business Combination AND new long-term debt in the amount of $125,000 will be used to fund future acquisitions, repay debt or for other corporate purposes. Given there are no probable acquisitions at this time, the proformas assume proceeds will be used to repay debt in a manner where it can be redrawn when a future acquisition becomes available.
In case of maximum redemption by holders of Common Stock, debt-related transactions will be the same as illustrated above.
d)
Represents the payment of $4,443 of deferred underwriting costs incurred as part of DFHT's initial public offering and committed to be paid upon the Closing of the Business Combination and its re-classification from long term liability on the historical books of DFHT to a reduction of cash to the balance sheet as these costs are expected to be paid at closing.

e)
The following table represents the impact of the Business Combination on the number of shares of Class A Common Stock and Class B Common Stock and represents the total equity section assuming no redemptions by DFHT stockholders. Class B Common Stock represents the non-controlling interest.

	Total Shares	Shares of Class B		Shares of Class A
Legacy CareMax shareholders	10,964,390	—		10,964,390
Legacy IMC Medical shareholders	10,372,898	—		10,372,898
Legacy DFHT stockholders	17,968,750	3,593,750		14,375,000
Shares issued as part of PIPE	41,000,000	—		41,000,000
	80,360,038	3,593,750	4.5%	76,712,288	95.5%
The following table presents the pro forma adjustments to affect the PIPE investment, the elimination of the historical IMC stockholders’ equity to affect the acquisition method, present the fair value of shares issued in connection with the acquisition of IMC, the impact of the reverse recapitalization accounting of DFHT by CareMax, the payment of transaction costs, the IMC equity-classified contingent consideration, the reclassification of contingent shares to Class A shares and the potential redemption by the Class A shareholders.

Note 4 — Pro Forma Adjustments (continued)
No Redemption Scenario
(in thousands except share data)	Total Equity 100%	Noncontrolling Interest (4.5%)	Controlling Interest (95.5%)
Historical combined stockholders’ equity	$72,695	$3,246	$69,449
PIPE Investment	410,000	18,450	391,550
Elimination IMC stockholders’ equity to effect the acquisition method of accounting	(60,184)	(2,687)	(57,497)
Fair value of equity consideration transferred to IMC	142,522	6,364	136,158
Deemed dividend in connection with reverse merger transaction with CareMax(1)	(232,993)	(10,403)	(222,590)
Payment of transaction costs(2)	(43,000)	(1,935)	(41,065)
Equity-classified IMC contingent consideration	31,873	1,434	30,439
Reclassification of contingent shares	106,981	4,777	102,204
Total Stockholders’ Equity	$427,894	$19,245	$408,469

(1)
Represents a deemed dividend of $233 million in connection with the reverse merger transaction with CareMax.

(2)
Transaction costs are comprised of approximately $12 million related to the estimated cost of the issuance of equity securities in connection with the PIPE and are recorded as a reduction of additional paid-in-capital within stockholders’ equity on the pro forma condensed balance sheet, acquisition-related costs including advisory, legal, accounting, valuation or other professional fees of approximately $31 million which are reflected on the pro forma condensed statement of operations as a general and administrative expense and as a reduction of retained earnings on the pro forma condensed balance sheet and $3 million of debt issuance costs on the new $125 million long-term debt facility which are reflected as a reduction of debt on the pro forma condensed balance sheet.

In case of maximum redemption by holders of Common Stock, the following table represents the impact of the Business Combination on the number of shares of Class A Common Stock and Class B Common Stock and represents the total equity section:
	Total Shares	Shares of Class B		Shares of Class A
Legacy Caremax shareholders	10,964,390	—		10,964,390
Legacy IMC Medical shareholders	10,372,898			10,372,898
Legacy DFHT stockholders	6,953,750	3,593,750		3,360,000
Shares issued as part of PIPE	41,000,000	—		41,000,000
	69,291,038	3,593,750	5%	65,697,288	95%

Note 4 — Pro Forma Adjustments (continued)
Maximum Redemption Scenario
(in thousands except share data)	Total Equity 100%	Noncontrolling Interest (5.0%)	Controlling Interest (95.5%)
Historical combined stockholders’ equity	$72,695	$3,635	$69,060
PIPE Investment	410,000	20,500	389,500
Elimination IMC stockholders’ equity to effect the acquisition method of accounting	(60,184)	(3,009)	(57,175)
Fair value of equity consideration transferred to IMC	142,522	7,126	135,396
Deemed dividend in connection with reverse merger transaction with CareMax(1)	(232,993)	(11,650)	(221,343)
Payment of transaction costs(2)	(43,000)	(2,150)	(40,850)
Equity-classified IMC contingent consideration	31,873	1,594	30,279
Reclassification of contingent shares	(3,169)	(158)	(3,011)
Total Stockholders’ Equity	$317,744	$15,887	$301,857

(1)
Represents a deemed dividend of $233 million in connection with the reverse merger transaction with CareMax.

(2)
Transaction costs are comprised of approximately $12 million related to the estimated cost of the issuance of equity securities in connection with the PIPE and are recorded as a reduction of additional paid-in-capital within stockholders’ equity on the pro forma condensed balance sheet, acquisition-related costs including advisory, legal, accounting, valuation or other professional fees of approximately $31 million which are reflected on the pro forma condensed statement of operations as a general and administrative expense and as a reduction of retained earnings on the pro forma condensed balance sheet and $3 million of debt issuance costs on the new $125 million long-term debt facility which are reflected as a reduction of debt on the pro forma condensed balance sheet.

Note 4 — Pro Forma Adjustments (continued)
Below is a presentation of the pro forma adjustments to stockholders’ equity on the pro forma balance sheet.
Pro Forma Adjustments to Stockholders’ Equity
(in thousands)	Historical Equity CareMax	Historical Equity DFHT	Historical Equity IMC	Scenario One: No redemption		Scenario Two: Maximum Redemption
				Pro Forma Adjustments	Pro Forma Combined	Pro Forma Adjustments	Pro Forma Combined
	$7,511	$5,000	$60,184		$427,894		$317,744
Reclassification from contingent shares to Class A shares				106,980		106,980
Elimination of IMC historical equity to effect acquisition method				(60,184)		(60,184)
Fair value of shares issued in connection with acquisition of IMC				142,522		142,522
Deemed dividend in connection with the reverse merger transaction with CareMax.(1)				(232,993)		(232,993)
PIPE investment				410,000		410,000
Equity-classified contingent consideration				31,873		31,873
Payment of transaction fees (2)				(43,000)		(43,000)
Cash paid to redeeming shareholders				—		(110,150)
				$248,218		$138,068

(1)
Represents a deemed dividend of $233 million in connection with the reverse merger transaction with CareMax.

(2)
Transaction costs are comprised of approximately $12 million related to the estimated cost of the issuance of equity securities in connection with the PIPE and are recorded as a reduction of additional paid-in-capital within stockholders’ equity on the pro forma condensed balance sheet, acquisition-related costs including advisory, legal, accounting, valuation or other professional fees of approximately $31 million which are reflected on the pro forma condensed statement of operations as a general and administrative expense and as a reduction of retained earnings on the pro forma condensed balance sheet and $3 million of debt issuance costs on the new $125 million long-term debt facility which are reflected as a reduction of debt on the pro forma condensed balance sheet.

Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations
The pro forma adjustments included in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 are as follows:
(in thousands)	Pro Forma Year Ended December 31, 2020
Interest expense from term debt	$4,688
Reversal of historical interest expense	(11,264)

Note 4 — Pro Forma Adjustments (continued)
(in thousands)	Pro Forma Year Ended December 31, 2020
Pro forma adjustment	$(6,577)

f)
Represents interest expense related to the issuance of the new term debt and repayment of old term debt pursuant to the Business Combination, assuming the transaction took place on January 1, 2020.

$125 million x 3.75% interest x 12 months= $4.7 million interest expense for the twelve months ended December 31, 2020.
The 3.75% interest rate is variable and a commitment from a third-party lender.
New CareMax term debt of $125 million minus payoff of old term debt of $103.8 million, leaves net remaining term debt of $125 million.
A 1/8 % change in the variable interest rate of the debt would result in an approximate change to interest expense of $0.16 million
In case of maximum redemption by holders of Common Stock, debt-related transactions will be the same as illustrated above.
g)
The table below represents the proforma adjustment to the noncontrolling interest in the Business Combination assuming no redemption

(in thousands)	For the Year Ended December 31, 2020
Pro-forma income (loss) before taxes	$(44,318)
Less: income (loss) attributable to leagacy CareMax noncontrolling interest	(29)
Net proforma Income (loss) before taxes	(44,348)
Noncontrolling interest proforma adjustment (at 5%)	(1,496)
Add: income (loss) attributable to legacy CareMax noncontrolling interrest	(29)
Proforma income (loss) attributable to noncontrolling interest	$(1,525)
In case of maximum redemption by holders of Common Stock, the following table presents the proforma adjustment to the noncontrolling interest in the Business Combination.
(in thousands)	For the Year Ended December 31, 2020
Pro-forma income (loss) before taxes	$(44,318)
Less: income (loss) attributable to legacy Caremax noncontrolling interest	(29)
Net proforma Income (loss) before taxes	(44,348)
Noncontrolling interest proforma adjustment (at 5%)	(1,734)
Add: income (loss) attributable to legacy CareMax noncontrolling interest	(29)
Proforma income (loss) attributable to noncontrolling interest	$(1,763)

h)
CareMax is organized as a limited liability company (“LLC”). As an LLC treated as a disregarded entity for income taxes purposes, CareMax has not historically presented an income tax provision and related balance sheet income tax accounts in its financial statements. The pro forma adjustments include an adjustment to reflect income taxes for CareMax, partially offset by the losses before income taxes for DFHT and IMC using an estimated statutory tax rate of 24.52%. In addition, the

Note 4 — Pro Forma Adjustments (continued)
pro forma adjustments affecting income (loss) before income taxes reflect an income tax benefit effect using an estimated statutory tax rate of 24.52%. The pro forma adjustments do not include the pro forma effect on the combined entity’s deferred tax assets that may result from changes in the valuation allowances recorded on the deferred tax assets in the historical financial statements of DFHT and IMC.
(i)
As a result of the Business Combination, the pro forma basic and diluted number of shares in the case of no redemptions are reflective of 76,712,288 shares of Class A Common Stock outstanding. Given that conversion of the Class B Common Stock would result in no change to EPS on a pro forma diluted basis, the 3,593,750 shares of Class B Common Stock are not included in the diluted number of shares. In case of maximum redemptions by holders of Common Stock, the pro forma basic and diluted number of shares are reflective of 65,697,288 shares of Class A Common Stock outstanding. Given that conversion of the Class B Common Stock would result in no change to EPS on a pro forma diluted basis, the 3,593,750 shares of Class B Common Stock are not included in the diluted number of shares.

(j)
Reflects the CareMax acquisition of IMC and pro forma adjustments to reflect the opening balance sheet at fair value. See Note 5 for the purchase price allocation to each asset and liability and the excess consideration paid over the fair value of the net assets acquired.

(thousands)	IMC Audited Condensed Historical Balance Sheet as of December 31, 2020	Pro Forma Adjustments	Pro Forma Combined
Assets
Cash	$15,762	$—	$15,762
Accounts receivable	17,953	—	17,954
Other current assets	1,378	—	1,378
Total Current Assets	35,093	—	35,094
Property, plant & equipment	6,908	—	6,908
Intangible Assets, net	18,033	15,147	33,180
Goodwill	85,476	183,881	269,357
Other assets	2,065	—	2,065
Total Assets	$147,574	$199,028	$346,603
Liabilities
Accounts payable and accrued expenses	$8,200	$—	$8,200
Short-term debt	872	—	872
Total Current Liabilities	9,073		9,073
Long-term debt	77,163	(77,163)	0
Other long term liabilities	1,154	(55)	1,100
Total Liabilities	87,390	(77,218)	10,173
Members’ Equity
Member contributions	160,739	175,691	336,430
Accumulated deficit	(100,555)	100,555	—
Total Members’ Equity	60,184	276,246	336,430
Total Liabilities and Members’ Equity	$147,574	$199,028	$346,603

Note 4 — Pro Forma Adjustments (continued)
(k)
The below table reflects the pro forma amortization expense related to the IMC tradename/trademark and risk contract intangible assets acquired by CareMax and the reversal of historical trademark amortization expense.

(in thousands)	Pro Forma Year Ended December 31, 2020
Amortization expense – trade names/trademarks	$328
Amortization expense – risk contracts	9,531
Reversal of historical amortization expense	(1,627)
Pro forma adjustment	$8,232
Note 5 — Business Combination
CareMax acquired the net assets of Interamerican Medical Center Group, LLC (“IMC”). The fair value of consideration transferred was approximately $336 million consisting of cash of $85 million, payment of $77 million of IMC indebtedness (based upon the balance as of December 31, 2020) to paid off concurrently with the Business Combination, equity consideration of $142 million and contingent consideration of $32 million. The contingent consideration is included in equity in the pro forma combined condensed balance sheet. IMC constitutes a business and a significant acquisition and was accounted for under the acquisition method of accounting pursuant to ASC 805. The purchase price allocation is preliminary and subject to potential adjustments including updating the fair value of the equity consideration on the date of the completion of the Business Combination and the acquisition date fair value of assets acquired and liabilities assumed in the acquisition of IMC. The estimated fair value of the assets acquired and liabilities assumed, consisted of the following at the acquisition date:
Purchase price allocation
Cash	$15,762
Accounts receivable	17,953
Other current assets	1,378
Property, plant & equipment	6,908
Identifiable Intangible Assets:
Tradenames/trademarks	328
Risk contracts	32,852
Other assets	2,065
Accounts payable and accrued expenses	(8,200)
Current portion of long term debt	(872)
Other long term liabilities	(1,100)
Net Assets Acquired	67,074
Excess of Consideration over Net Assets Acquired	269,357
Total Consideration	$336,431
The fair value of DFHT shares as equity consideration was based on the 60 day volume weighted average price of DFHT Class A Common Stock of $13.74 per share as of April 14, 2021. A 35% increase or decrease in the fair value of DFHT shares would result in an increase of approximately $72.2 million or a decrease of approximately $74.4 million, respectively. The final fair value of DFHT shares as equity consideration will be based on the trading price of DFHT Class A Common Stock on the date of Closing.
A Monte Carlo simulation was used to value the Contingent Consideration. The traded price of DFHT was simulated in each trial using Geometric Brownian Motion and the simulated path was then analyzed to determine, which, if any, earnout tranches would be payable within the given trial. The estimated

Note 5 — Business Combination (continued)
payments were calculated by multiplying the shares earned for a given tranche by the PIPE price. The average of all trials yielded the valuation conclusion.
The fair value of the tradenames/trademarks was determined using the Relief from Royalty Method. In estimating an appropriate royalty rate, we conducted a royalty search through the Intangible Spring Database for tradenames/trademarks in the Medical and Healthcare industries and concluded on a selected net royalty rate of 1.0%. After estimating the appropriate royalty rate, we considered the amount of revenue attributable to the tradenames/trademarks, the annual royalty savings for each discrete period, an effective tax rate of market participants and our plan to incrementally phase out the IMC tradename/trademark beginning in the third quarter of 2021 and completed by the end of 2021.
The fair value of risk contracts was determined using the multi-period excess earnings method. In estimating the forecasted excess earnings and in the determination of the estimated useful life, we applied an estimated patient attrition rate of 31% based upon our historical patient attrition. The risk contracts intangible asset is being amortized over six years on an accelerated basis that reflects the pattern in which the economic benefits of the risk contracts intangible asset is consumed or otherwise used up. The accelerated basis reflects the fact that the Company receives a greater benefit in the earlier years after the acquisition and a lesser benefit over time due to the further attrition of patients that existed at the time of the acquisition.
We considered other potential intangible assets including patient relationships, marketing-related and other customer-related, artistic-related, contract-based, and technology-based intangibles. We concluded there were no other significant, identifiable intangible assets that should be valued separately from goodwill. Goodwill was recognized as the excess of the purchase price over the net identifiable assets recognized. The goodwill is primarily attributable to IMC’s assembled workforce and anticipated future economic benefits to be derived from the combination of IMC operations with CareMax.

COMPARATIVE SHARE INFORMATION
The following table sets forth the historical comparative share information for DFHT, CareMax and IMC on a stand-alone basis and the unaudited pro forma combined share information for the year ended December 31, 2020 after giving effect to the Business Combination,
(1)
assuming no DFHT stockholders exercise redemption rights with respect to their Common Stock upon the consummation of the Business Combination; and

(2)
assuming that DFHT stockholders exercise maximum redemption rights with respect to their Common Stock upon consummation of the Business Combination.

You should read the information in the following table in conjunction with the selected historical financial information summary included elsewhere in this proxy statement, and the historical financial statements of DFHT, CareMax, and IMC and related notes that are included elsewhere in this proxy statement. The unaudited pro forma combined share information is derived from, and should be read in conjunction with, the unaudited pro forma combined financial statements and related notes included elsewhere in this proxy statement.
The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of DFHT, CareMax, and IMC would have been had the companies been combined during the periods presented.
(in thousands, except per share information)	DFHT	CareMax	IMC	Pro Forma Assuming No Redemptions	Pro Forma Assuming Maximum Redemptions
Year Ended December 31, 2020
Stockholders’/members’ equity (deficit) and commitments and contingencies	$111,980	$7,511	$60,184	$427,894	$317,744
Net income (loss) attributable to controlling interest	$(21,511)	$9,363	$1,114	$(31,926)	$(31,688)
Weighted average shares outstanding — basic and diluted	14,375,000	—	—	76,712,288	65,697,288
Stockholders’/members’ equity (deficit) per share — basic and diluted	$7.79	$—	$—	$5.58	$4.84
Basic and diluted net income (loss) per share	$(1.50)	$—	$—	$(0.42)	$(0.48)
Cash dividends per share — basic and diluted	$—	$—	$—	$—	$—

TICKER SYMBOLS, MARKET PRICE AND DIVIDEND POLICY
Ticker Symbols and Market Price
DFHT Class A Common Stock, units and warrants are currently listed on Nasdaq under the symbols “DFHT,” “DFHTU,” and “DFHTW,” respectively. The closing price of DFHT Class A Common Stock, units and warrants on December 17, 2020, the last trading day before announcement of the execution of the Business Combination Agreement, was $11.26, $11.40 and $2.81, respectively. As of the Record date, the closing price for of DFHT Class A Common Stock, units and warrants was $12.50, $13.25 and $3.50, respectively.
Dividend Policy
DFHT has not paid any cash dividends on DFHT Class A Common Stock to date and does not intend to pay any cash dividends prior to completion of the Business Combination. The payment of cash dividends in the future will be dependent upon the combined company’s revenue and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any cash dividends subsequent to the Business Combination will be within the discretion of the combined company’s board of directors at such time. It is the present intention of our Board to retain all earnings, if any, for use in our business operations and, accordingly, our Board does not anticipate declaring any dividends in the foreseeable future. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

SPECIAL MEETING OF DFHT STOCKHOLDERS
General
We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting to be held on June 4, 2021, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about May 14, 2021. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting, as applicable.
Date, Time and Place of Special Meeting
The Special Meeting of DFHT will be held at 11 a.m., Eastern time, on June 4, 2021, in virtual format, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. In light of public health concerns regarding the coronavirus (COVID- 19), the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting physically.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of DFHT Class A Common Stock at the close of business on April 29, 2021, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of DFHT Class A Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. DFHT warrants do not have voting rights. On the Record Date, there were 17,968,750 shares of DFHT Common Stock outstanding and entitled to vote, of which 3,593,750 are held by the initial stockholders including 3,368,750 shares held by Deerfield Partners.
Vote of the Initial Stockholders
As of the Record Date for the Special Meeting, the initial stockholders owned an aggregate of approximately 20% of the outstanding shares of DFHT Common Stock, consisting of 3,368,750 founder shares held by our sponsor and 225,000 founder shares held by our directors and officers. In connection with the IPO, the initial stockholders agreed to vote their founder shares and any public shares purchased during or after the IPO in favor of the Business Combination, and Deerfield Partners agreed to vote the 3,360,000 public shares underlying the units it purchased in the IPO in favor of the Business Combination, subject to Deerfield Partners’ consent right.
The initial stockholders have entered into a letter agreement with DFHT, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with the completion of the Business Combination or another initial business combination. The initial stockholders have waived their rights to liquidating distributions if the Business Combination or another initial business combination is not effected by DFHT prior to July 21, 2022, and in such event the founder shares held by the initial stockholders will be worthless. However, with respect to any public shares acquired in or after the IPO, the initial stockholders, sponsor or management team will be entitled to a pro rata share of the Trust Account if DFHT fails complete the Business Combination or another business combination by July 21, 2022.
Quorum and Required Vote for Stockholder Proposals
A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority in voting power of DFHT Common Stock outstanding and entitled to vote at the Special Meeting is represented in person (which would include presence at a virtual meeting) or by proxy. Abstentions will count as present for the purposes of establishing a quorum, but broker non-votes will not count as present for the purposes of establishing a quorum.
The approval of each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of DFHT Common Stock present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon, voting together as a single class. Accordingly, a DFHT stockholder’s abstention, failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting or a broker non-vote will, assuming a valid quorum is established, have no effect on the outcome of any vote on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal or the Adjournment Proposal.
The approval of the Charter Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of DFHT Common Stock voting together as a single class as of the Record Date. Accordingly, a DFHT stockholder’s abstention, failure to vote by proxy or to vote in person (which would include presence at a virtual meeting) at the Special Meeting or a broker non-vote will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.
No vote of the holders of any warrants issued by the Company is necessary to approve the Business Combination Proposal, and we are not asking the warrant holders to vote on the Business Combination Proposal or any other proposal being considered at the Special Meeting.
Recommendation to DFHT Stockholders
Our Board believes that each of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of, the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.
Certain Interests of DFHT’s Directors and Officers and Others in the Business Combination
When considering our Board’s recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that our sponsor, directors and officers have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:
•
the fact that our initial stockholders have entered into agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of our initial business combination;

•
the fact that the other members of our management team have entered into agreements similar to the one entered into by our initial stockholders with respect to any public shares acquired by them in or after the Company’s IPO;

•
the fact that our initial stockholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination by July 21, 2022. If we do not complete our initial business combination by July 21, 2022, the private placement warrants will expire worthless;

•
the fact that our initial stockholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of: (i) one year after the completion of our initial business combination and (ii) the date following the completion of our initial business combination on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their common stock for cash, securities or other property. Notwithstanding the foregoing, if the closing price of our DFHT Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the founder shares will be released from the lockup. Subject to certain limited exceptions, the private placement warrants will not be transferable until 30 days following the completion of our initial business combination. Because each of our executive officers and director nominees will own common stock or warrants directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination;

•
the fact that our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination;

•
the fact that in no event will our sponsor or any of our existing officers or directors, or any of their respective affiliates, be paid by the company any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination;

•
the fact that our initial stockholders have agreed to vote their founder shares and any public shares purchased during or after the Company’s IPO in favor of initial business combination, and Deerfield Partners agreed to vote the public shares it purchased in the Company’s IPO in favor of our initial business combination, subject to Deerfield Partners’ consent right with respect to our initial business combination.

•
the fact that we have agreed not to complete a business combination without the consent of Deerfield Partners, which owns a significant interest in our sponsor, which consent Deerfield Partners indicated it would not provide if our proposed business combination were to be with a target that is not in the healthcare industry;

•
the fact that the sponsor paid $25,000 for the founder shares and these shares will have a significantly higher value at the time of the business combination, and that, since the initial stockholders have waived their redemption rights and their rights to liquidating distributions from the trust account, as noted above, a transaction resulting in an increase in value for the initial stockholders but a loss in value for public stockholders will result in a total loss of investment for the initial stockholders if the transaction is not approved and an alternative business combination is not consummated;

•
the fact that the initial stockholders (including entities controlled by DFHT’s officers and directors) have made an aggregate average investment per share of DFHT Common Stock of less than $0.01 as of the consummation of the Company’s IPO, and as a result of the significantly lower investment per share of the initial stockholders as compared with the investment per share of DFHT’s public stockholders, a transaction which results in an increase in the value of the investment of the initial stockholders may result in a decrease in the value of the investment of DFHT’s public stockholders;

•
the fact that the sponsor paid $4,375,000 for its 2,916,667 private placement warrants, and if a business combination is not consummated by July 21, 2022, the proceeds from the sale of the private placement warrants will be used to fund the redemption of public shares (subject to the requirements of applicable law), and the private placement warrants will be worthless;

•
the fact that if the trust account is liquidated, including if we are unable to complete an initial business combination within the required time period, the sponsor has agreed that it will be jointly and severally liable to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if the target business or vendor has not executed a waiver of any and all rights to seek access to the trust account;

•
the anticipated appointment of our Executive Chairman as the Executive Chairman of the post-combination company;

•
the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•
the fact that the sponsor and our officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses or repaid the Working Capital Loans, if any, if an initial business combination is not consummated by July 21, 2022;

•
the fact that at the signing of the Business Combination Agreement we entered into the Consent and Waiver Letter with the sponsor and Deerfield Partners, pursuant to which Deerfield Partners consented to the consummation of the Business Combination and the sponsor also waived any adjustment of the conversion provisions in Section 4.3(b)(ii) of the Current Charter that would, solely as a result of the consummation of the Business Combination, cause the DFHT Class B Common Stock to convert to DFHT Class A Common Stock at a ratio of greater than one-for-one upon consummation of the Business Combination; and
•
the fact that at the signing of the Business Combination Agreement we entered into the Amended and Restated Registration Rights Agreement, to take effect upon the Closing, which provides for registration rights to the rights holders (including the initial stockholders and Deerfield Partners and the other parties thereto) and their permitted transferees.

Broker Non-Votes and Abstentions
Under the rules of various national and regional securities exchanges your broker, bank or nominee cannot vote your shares or warrants with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to our stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”
Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment Proposal. Broker non-votes are not considered present for the purposes of establishing a quorum and will have no effect on the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Incentive Plan Proposal and the Adjournment Proposal. Broker non-votes will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.
Voting Your Shares
DFHT Stockholders may vote electronically at the Special Meeting by visiting https://www.cstproxy.com/deerfield/sm2021 or by proxy. DFHT recommends that you submit your proxy even if you plan to attend the Special Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Special Meeting.
If your shares of DFHT Common Stock are owned directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”
If you are a DFHT stockholder of record you may use the enclosed proxy card to tell the persons named as proxies how to vote your shares. If you properly complete, sign and date your proxy card, your shares will be voted in accordance with your instructions. The named proxies will vote all shares at the meeting for which proxies have been properly submitted and not revoked. If you sign and return your proxy card but do not mark your card to tell the proxies how to vote, your shares will be voted “FOR” the Business Combination Proposal and the other Proposals presented at the Special Meeting.
Your shares will be counted for purposes of determining a quorum if you vote:
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via the Internet;

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by telephone;

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by submitting a properly executed proxy card or voting instruction form by mail; or

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electronically at the Special Meeting

Voting instructions are printed on the proxy card or voting information form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the Special Meeting.

Voting Your Shares Held in Street Name
If your shares of DFHT Common Stock are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares of DFHT Common Stock, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
If you do not provide voting instructions to your bank, broker or other nominee or intermediary, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not generally have discretionary authority to vote on any of the proposals.
Broker non-votes are shares held by a broker, bank or other nominee or intermediary that are present or represented by proxy at the Special Meeting, but with respect to which the broker, bank or other nominee or intermediary is not instructed by the beneficial owner of such shares how to vote on a particular proposal and the broker does not generally have voting power on such proposal. Because brokers, banks and other nominees or intermediaries do not generally have discretionary voting with respect to any of the proposals, if a beneficial owner of shares of DFHT Common Stock held in “street name” does not give voting instructions to the broker, bank or other nominee for any proposal, then those shares will not be present or represented by proxy at the Special Meeting.
Revoking Your Proxy
If you are a DFHT stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:
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timely delivering a written revocation letter to the Corporate Secretary of DFHT;

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timely submitting your voting instructions again by telephone or over the Internet;

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signing and returning by mail a proxy card with a later date so that it is received prior to the Special Meeting; or;

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attending the Special Meeting and voting electronically by visiting the website established for that purpose at and entering the control number found on your proxy card, voting instruction form or notice you previously received. Attendance at the Special Meeting will not, in and of itself, revoke a proxy.

If you are a non-record (beneficial) DFHT stockholder, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies.
No Additional Matters May Be Presented at the Special Meeting
The Special Meeting has been called only to consider the approval of the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposal, the Incentive Plan Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the Special Meeting if they are not included in the notice of the Special Meeting.
Redemption Rights
Public stockholders may seek to redeem the public shares that they hold, irrespective of whether they vote for or against the Business Combination Proposal or whether they were a stockholder on the Record Date. Any public stockholder may request redemption of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the Trust Account and not previously released to DFHT to fund DFHT’s working capital requirements

(subject to an annual limit of $500,000) and/or to pay our taxes, divided by the number of then outstanding public shares. If a holder properly seeks redemption as described in this section and the Business Combination is consummated, the holder will no longer own these shares following the Business Combination.
Notwithstanding the foregoing, a public stockholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 20% or more of the shares of the public shares. Accordingly, if a public stockholder, alone or acting in concert or as a group, seeks to redeem more than 20% of the public shares, then any such shares in excess of that 20% limit would not be redeemed for cash.
DFHT’s initial stockholders have entered into a letter agreement with DFHT, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they may hold in connection with the completion of the Business Combination or another initial business combination.
You will be entitled to receive cash for any public shares to be redeemed only if you:
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(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

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prior to 5 p.m., Eastern time, on June 2, 2021 (two business days prior to the date of the Special Meeting), (a) submit a written request, including the legal name, phone number and address of the beneficial owner of the shares for which redemption is requested, to the Transfer Agent that DFHT redeem your public shares for cash and (b) deliver your public shares to the Transfer Agent, physically or electronically through Depository Trust Company’s, or DTC’s, DWAC (Deposit/Withdrawal At Custodian) system;

If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Public shares that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with the above-referenced process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the broker submitting or tendering the shares $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming public stockholder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to submit or tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.
Any request to redeem public shares, once made, may be withdrawn at any time until the deadline for submitting redemption requests. Furthermore, if a holder of a public share delivers its certificate in connection with an election of redemption rights and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may simply request that the Transfer Agent return the certificate (physically or electronically). The holder can make such request by contacting the Transfer Agent, at the address or email address listed in this proxy statement. It is anticipated that the funds to be distributed to holders of our public shares electing to redeem their shares will be distributed promptly after the completion of the Business Combination.
If the Business Combination is not approved or completed for any reason, then public stockholders who elected to exercise their redemption rights would not be entitled to redeem their shares for the applicable pro rata share of the trust account. In such case, DFHT will promptly return any certificates delivered by public holders who elected to redeem their shares.
For illustrative purposes, the cash held in the Trust Account on December 18, 2020 was $144 million or approximately $10.00 per share. Prior to exercising redemption rights, public stockholders should verify the market price of DFHT Class A Common Stock as they may receive higher proceeds from the sale of their shares of DFHT Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. DFHT cannot assure its stockholders that they will be able to sell their shares of DFHT Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.
If a public stockholder exercises its redemption rights, then it will be exchanging its redeemed public shares for cash and will no longer own those public shares. You will be entitled to receive cash for your public shares only if you properly exercise your right to redeem your public shares and deliver your shares of DFHT Class A Common Stock (either physically or electronically) to the Transfer Agent, in each case prior to 5 p.m., Eastern time, on June 2, 2021 (two business days prior to the date of the Special Meeting), the deadline for submitting redemption requests, and the Business Combination is consummated.
Who Can Answer Your Questions About Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your shares of DFHT Common Stock, you may call Morrow, our proxy solicitor, at (800) 662-5200 (toll free), or banks and brokerage firms, please call collect: (203) 658-9400.
Appraisal Rights
Appraisal rights are not available to holders of shares of DFHT Common Stock in connection with the Business Combination.
Potential Purchases of Public Shares and/or Warrants
In connection with the stockholder vote to approve the proposed Business Combination, our sponsor, directors, officers or advisors or their respective affiliates may privately negotiate transactions to purchase shares from public stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of our directors or officers or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and would include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser. In the event that sponsor, DFHT’s directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account. The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the Business Combination Proposal.
Proxy Solicitation Costs
DFHT will bear the cost of soliciting proxies from DFHT stockholders.
DFHT will solicit proxies by mail. In addition, the directors, officers and employees of DFHT may solicit proxies from DFHT Stockholders by telephone, electronic communication, or in person, but will not receive any additional compensation for their services. DFHT will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy solicitation material to the beneficial owners of shares of DFHT Common Stock held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.
DFHT has engaged a professional proxy solicitation firm, Morrow, to assist in soliciting proxies for the Special Meeting. DFHT has agreed to pay Morrow a fee of $22,500, plus disbursements. DFHT will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. DFHT will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to beneficial owners of our common stock and in obtaining voting instructions from those owners. DFHT’s management team may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

PROPOSAL NO. 1 — APPROVAL OF THE BUSINESS COMBINATION PROPOSAL
We are asking our stockholders to approve and adopt the Business Combination Agreement. Our stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Business Combination Agreement, which is attached to this proxy statement as Annex A. You are urged to read carefully the Business Combination Agreement in its entirety before voting on this proposal.
Because we are holding a stockholder vote on the Business Combination, the Current Charter provides that we may consummate the Business Combination only if it is approved by the affirmative vote of the majority of the votes cast by holders of DFHT Common Stock present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting, voting together as a single class.
Approval of this proposal is a condition to the completion of the Business Combination. If the proposal is not approved, the Business Combination will not occur.
The Business Combination Agreement
This subsection of the proxy statement describes the material provisions of the Business Combination Agreement, but does not purport to describe all of the terms of the Business Combination Agreement. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, which is attached to this proxy statement as Annex A. You are urged to read the Business Combination Agreement in its entirety because it is the primary legal document that governs the Business Combination.
The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules of the various parties which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts.
General Description of the Business Combination Agreement
On December 18, 2020, DFHT entered into the Business Combination Agreement with CareMax, IMC, the CareMax Group, IMC Parent and, solely for the limited purposes specified therein, Deerfield Partners, pursuant to which, among other matters described in this proxy statement, DFHT will acquire all of the issued and outstanding equity interests of CareMax and IMC, and as a result of which CareMax and IMC will become wholly-owned subsidiaries of DFHT, on the terms and subject to the conditions set forth in the Business Combination Agreement.
Subject to the terms of the Business Combination Agreement, the consideration for the Business Combination will be funded through a combination of $681 million in new debt financing, proceeds from the Trust Account, equity (using the 60 day volume-weighted average share price of $13.74 as of April 14, 2021) and cash on hand at closing, including from the PIPE Investments.
Pursuant to the Current Charter, DFHT will provide its stockholders with the opportunity to redeem their shares in conjunction with a stockholder vote on the transaction contemplated by the Business Combination Agreement, including the Business Combination.
General; Structure of the Business Combination
The Business Combination Agreement provides for (a) the sale and transfer of 100% of the equity interests in CareMax by members of the CareMax Group in favor of DFHT and (b) the sale and transfer of 100% of the equity interests in IMC by IMC Parent in favor of DFHT, as a result of which, upon consummation of the Business Combination, CareMax and IMC will become wholly-owned subsidiaries of DFHT.

Business Combination Consideration
The aggregate consideration payable at the closing of the Business Combination to the members of CareMax and IMC will be approximately $364 million and $250 million, respectively, less repayment of net debt. In addition to the net debt adjustment, the aggregate consideration payable is further subject to the purchase price adjustments as set forth in the Business Combination Agreement (the “Closing Merger Consideration”). The Closing Merger Consideration is required to comprise of 68% and 45% in cash for each of the members of CareMax and IMC, respectively, with the remainder of the Closing Merger Consideration comprising DFHT Class A Common Stock, at a reference price of $10.00 per share. The following table sets forth an estimate of Closing Merger Consideration for CareMax and IMC based on the net debt balances at December 31, 2020:
(in thousands)	CareMax	IMC
Base enterprise value	$364,000	$250,000
Plus: Cash	5,276	15,762
Less: Debt	(26,639)	(77,163)
Closing Consideration	$342,637	$188,599
Cash Consideration
Subject to the satisfaction or waiver of certain conditions set forth in the Business Combination Agreement, the cash consideration payable by DFHT to the CareMax Group and IMC Parent will be equal to, respectively, (i) an amount in cash equal to $364,000,000 less net debt, multiplied by 68%, subject to adjustments, including for working capital at Closing and (ii) an amount in cash equal to $250,000,000 less net debt, multiplied by 45%, subject to adjustments, including for working capital at Closing. Based on the Closing Consideration using the December 31, 2020 net debt balances, the cash consideration to CareMax and IMC equityholders amounts to $233 million and $85 million, respectively.
Stock Consideration
In addition to the cash consideration described above, the stock consideration payable to the CareMax Group and IMC Parent will be equal to, respectively, (i) a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to $364,000,000 less net debt, multiplied by 32% and divided by a reference price of $10.00, subject to adjustments, including for working capital at Closing and (ii) a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to $250,000,000 less net debt, multiplied by 55% and divided by a reference price of $10.00, subject to adjustments, including for working capital at Closing. Based on the Closing Consideration using the December 31, 2020 net debt balances, CareMax and IMC equityholders would receive $110 million (10,964,390 shares) and $104 million (10,372,898 shares), respectively, based on the $10.00 reference price. At the 60-day VWAP of $13.74 as of April 14, 2021, the share numbers would remain as above but the fair value of consideration would be $151 million and $142 million,respectively.
Escrow Consideration
At the Closing, DFHT will deposit the Adjustment Escrow Amounts of $500,000 and $1,000,000 into adjustment escrow accounts, and of such $500,000 amount, 68% will be in cash and 32% will be in shares of DFHT Class A Common Stock, and of such $1,000,000 amount, 45% will be in cash and 55% will be in shares of DFHT Class A Common Stock, for the purpose of securing post-closing adjustment obligations of the CareMax Group and IMC Parent, respectively. Following the date on which the Closing Consideration is finally determined, pursuant to the Business Combination Agreement, all or a portion of the applicable Adjustment Escrow Amounts will either be released to the applicable Seller or to DFHT in accordance with certain adjustment mechanisms.
Earnout Consideration
Up to an additional 2,900,000 shares of DFHT Class A Common Stock are payable after the Closing to IMC Parent if: (i) at any time during the First Earnout Period the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds $12.50 on any 20 trading days in any 30-day trading period (the First Share Price Trigger”), then 1,450,000 IMC Earnout Shares will be issued and paid to IMC Parent, and (ii) at any time during the Second Earnout Period the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds $15.00 on any 20 trading days in any 30-day trading period (the Second Share Price Trigger” and together with the First Share Price Trigger, the “Share Price Triggers”), then 1,450,000 IMC Earnout Shares will be issued and paid to IMC Parent. If the First Share Price Trigger is not satisfied but the Second Share Price Trigger is satisfied, DFHT shall issue and pay to IMC Parent 2,900,000 shares of DFHT Class A Common Stock in connection with the satisfaction of the Second Share Price Trigger.
Up to an additional 3,500,000 shares of DFHT Class A Common Stock are payable after the Closing to the members of the CareMax Group if: (i) during the First Earnout Period the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds the First Share Price Trigger, then 1,750,000 CareMax Earnout Shares will be issued and paid to the members of the CareMax Group, and (ii) at any time during the Second Earnout Period the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds the Second Share Price Trigger, then 1,750,000 CareMax Earnout Shares will be issued and paid to the members of the CareMax Group. If the First Share Price Trigger is not satisfied but the Second Share Price Trigger is satisfied, DFHT shall issue and pay to the members of the CareMax Group 3,500,000 shares of DFHT Class A Common Stock in connection with the satisfaction of the Second Share Price Trigger.
The DFHT Class A Common Stock to be issued in connection with the transactions contemplated by the Business Combination Agreement will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.
Material Adverse Effect
Under the Business Combination Agreement, certain representations and warranties of the CareMax Group, IMC Parent, CareMax, IMC and DFHT are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of the representations and warranties has occurred and, in turn, the obligations of the Sellers and DFHT to consummate the Business Combination.
Pursuant to the Business Combination Agreement, a “Material Adverse Effect” means any event, change, development or effect that, individually or in the aggregate with all other events, changes, developments or effects, has had, or would have, a material adverse effect upon (a) the assets, liabilities, condition (financial or otherwise), the business or results of operations of CareMax and its subsidiaries and contributed entities or IMC and its subsidiaries (each, collectively, a “Company Group”), taken as a whole, or (b) the ability of IMC Parent, the CareMax Group, IMC or CareMax to consummate the transactions contemplated hereunder in accordance with the terms and subject to the conditions set forth herein; provided, that in the case of clause (a), the following shall not be taken into account in determining whether a “Material Adverse Effect” shall have occurred: (i) any national, international or any foreign or domestic regional economic, financial, social or political conditions (including changes therein) or events in general, (ii) changes in any financial, debt, credit, capital or banking markets or conditions, (iii) changes in applicable Law (including any COVID-19 Measures) or in accounting requirements or principles (including GAAP), (iv) changes that are generally applicable to the industries in which the applicable Company Group operates or seasonal fluctuations in the Businesses, (v) any failure by IMC or CareMax, as applicable, to meet any internal or external estimates, expectations, budgets, projections or forecasts (but not the underlying causes of such failure unless such underlying causes would otherwise be excluded from this definition); (vi) the occurrence, escalation, outbreak or worsening of any hostilities, war, police action, acts of terrorism, cyber-terrorism, civil unrest, civil disobedience, riots or looting or military conflicts, whether or not pursuant to the declaration of an emergency or war, (vii) any hurricane, flood, tornado, earthquake, or other natural disaster, epidemic, pandemic or disease outbreak (including COVID-19 or any worsening thereof), or any COVID-19 measures, or other natural or manmade disasters, acts of God or force majeure events; (viii) the negotiation, execution or announcement of the Business Combination Agreement and the transactions contemplated thereby; provided, however, that with respect to each of clauses (i) through

(iv) and (vi) through (viii), any such event, development, occurrence, fact, condition, or change referred to above shall be taken into account in determining whether a Material Adverse Effect has occurred or is reasonably likely to occur to the extent that such event, development, occurrence, fact, condition, or change has a disproportionate effect on the applicable Company Group compared to other participants in the industries or markets in which the applicable Company Group conducts its business.
Closing and Effective Time of the Business Combination.
The closing of the Business Combination is expected to take place virtually on the date that is no later than the third business day following the satisfaction or waiver of the conditions described below under the subsection entitled “Conditions to Closing of the Business Combination” or at such other time, date and location as may be mutually agreed upon by the parties to the Business Combination Agreement. At the Closing, DFHT shall repay, or cause to be repaid, on behalf of CareMax and IMC, all obligations in respect of payoff indebtedness (with certain schedules exceptions) of CareMax and IMC.
Conditions to Closing of the Business Combination
Conditions to Each Party’s Obligations
Under the Business Combination Agreement, the respective obligations of each party to consummate the Business Combination and the other transactions contemplated by the Business Combination Agreement are subject to the satisfaction or written waiver (by the party for whose benefit such condition exists ), in whole or in part, to the extent such conditions can be waived (to the extent permitted by applicable law) at or prior to the Closing, of the following conditions:
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All required waiting periods or approvals applicable to the Business Combination Agreement and the transactions contemplated thereby under the HSR Act and all applicable antitrust laws shall have expired, been received or terminated;

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No applicable law or injunction enacted, entered, promulgated, enforced or issued by any governmental authority or other legal restraint or prohibition preventing the consummation of the business combination shall be in effect;

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The approval by the affirmative vote of the holders of the requisite number of shares of DFHT Common Stock, whether in person or by proxy at the DFHT stockholders meeting (or adjournment thereof) of: (i) the issuance by DFHT of shares of DFHT Class A Common Stock in connection with the transactions contemplated by the Business Combination Agreement, (ii) the approval of the Business Combination Agreement and the transactions contemplated thereby, and (iii) the amendments to DFHT’s Second Amended and Restated Certificate of Incorporation contemplated by the Third Amended and Restated Certificate of Incorporation shall have been obtained; and

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DFHT shall not redeem DFHT Class A Common Stock in an amount that would cause DFHT to have net tangible assets of less than $5,000,001.

Conditions to DFHT’s Obligations
The obligations of DFHT to consummate the Business Combination and the other transactions contemplated by the Business Combination Agreement are subject to the satisfaction (or written waiver by DFHT, in whole or in part, to the extent such conditions can be waived) at or prior to the Closing, of the following conditions:
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(i) the “Fundamental Representations” of each Seller shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date) and (ii) the other representations and warranties of each of the Sellers set forth in Article III (Representations and Warranties of the Sellers) of the Business Combination Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Material

Adverse Effect” or similar qualifier) in all material respects as of the Closing Date, as though made on and as of the Closing Date (other than any representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct on the date so specified), except where the failure of such representations and warranties in clause (ii) to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Material Adverse Effect;
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(i) The “Fundamental Representations” of each of IMC and CareMax shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the Closing Date as though made on and as of the Closing Date (other than any such representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct on the date so specified) and (ii) the other representations and warranties of each of IMC and CareMax set forth in Article IV (Representation and Warranties of IMC and CareMax) of the Business Combination Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or similar qualifier) in all material respects as of the Closing Date as though made on and as of the Closing Date (other than any representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct on the date so specified), except where the failure of such representations and warranties in clause (ii) to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Material Adverse Effect;

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Each of IMC and CareMax and each Seller shall have performed or complied in all material respects with all obligations and covenants required by the Business Combination Agreement to be performed or complied with by such party prior to or at the time of the Closing;

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From the date of the Business Combination Agreement, there shall not have occurred any Material Adverse Effect, nor shall any event, circumstance, change, development or effect have occurred that, individually or in the aggregate, with or without the lapse of time, would result in a Material Adverse Effect;

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The following shall have been consummated to the reasonable satisfaction of DFHT: (a) each equity holder (each a “CHG Equityholder”) of Care Holdings Group, L.L.C., a Delaware limited liability company (“CHG”), shall contribute to CareMax, in exchange for the receipt by such CHG Equityholder of units of CareMax, such CHG Equityholder’s equity interests in CHG and (b) each equity holder (each a “MHP Equityholder”) of Managed Healthcare Partners, LLC, a Florida limited liability company (“MHP”), shall contribute to CareMax, in exchange for the receipt by each such MHP Equityholder of units of CareMax, such MHP Equityholder’s equity interests in MHP;

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The pre-closing actions specified as a “condition to close” on the IMC and CareMax disclosure schedules shall have been completed to the reasonable satisfaction of DFHT; and

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The Sellers, IMC and CareMax shall have delivered (or shall be ready, willing and able to deliver at Closing) to DFHT, the pre-closing deliverables documents and other items required to be delivered by under the Business Combination Agreement.

Conditions to Sellers’ Obligations
The obligations of the Sellers and CareMax and IMC to consummate the Business Combination and the other transactions contemplated by the Business Combination Agreement are subject to the satisfaction (or written waiver by each Seller, in whole or in part, to the extent such conditions can be waived) at or prior to the Closing, of the following conditions:
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(i) The representations and warranties of DFHT set forth in Section 5.01 (Corporate Organization), Section 5.02 (Due Authorization), Section 5.09 (Brokers), and Section 5.13 (Capitalization) of the Business Combination Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “DFHT Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the Closing Date as though made on and as of the Closing Date (other than any representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct in all material respects as of such earlier date) and (ii) the other representations and warranties of DFHT set forth in Article V (Representations and Warranties of

DFHT) of the Business Combination Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “DFHT Material Adverse Effect” or any similar limitation set forth herein ) as of the Closing Date as though made on and as of the Closing Date (other than any representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not result in a DFHT Material Adverse Effect;
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DFHT shall have performed or complied in all respects with all obligations and covenants required by the Business Combination Agreement to be performed or complied with by it prior to or at the time of the Closing;

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DFHT shall have delivered (or be ready, willing and able to deliver at Closing) to the Sellers the closing deliverables;

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DFHT shall cause the DFHT Class A Common Stock to be issued in connection with the Business Combination to be approved for listing on NASDAQ as immediately following the issuance thereof, subject to official notice of issuance, prior to the Closing Date; and

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After giving effect to (i) the exercise of redemption rights by holders of the outstanding shares of DFHT Class A Common Stock and (ii) the sale and issuance by DFHT of DFHT Class A Common Stock pursuant to the Deerfield Subscription Agreements, the Third-Party Subscription Agreements and the sale and issuance by DFHT of any other securities of DFHT in accordance with the provisions of the Business Combination Agreement between the date of the Business Combination Agreement and the Closing, the amount of cash available to DFHT in the aggregate, including amounts held in the Trust Account shall be equal to at least $50,000,000.

Termination
The Business Combination Agreement may be terminated by:
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mutual consent of the Sellers, IMC, CareMax and DFHT;

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by either Seller, IMC, CareMax or DFHT, if the Closing does not occur prior to August 6, 2021; provided, however, that such right to terminate the Business Combination Agreement shall not be available to (i) a party whose breach of or failure to perform any of its representations, warranties, covenants, agreements or other obligations contained in the Business Combination Agreement has been the cause of or has resulted in the failure of the Closing to occur on or prior to August 6, 2021 or (ii) DFHT if either Seller is pursuing an action seeking an injunction or specific performance with respect to DFHT’s obligations under the Business Combination Agreement;

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by DFHT, upon written notice to each Seller and each of IMC and CareMax, if IMC or CareMax breaches or fails to perform in any material respect any of its representations, warranties or covenants set forth in the Business Combination Agreement and such breach or failure to perform (A) would give rise to the failure of a condition set forth in DFHT’s conditions to Closing, (B) cannot be or has not been cured by the earlier of the August 6, 2021 or within thirty (30) days following delivery by DFHT of written notice to IMC, CareMax or Seller, as applicable of such breach or failure to perform and (C) has not been waived in writing by DFHT;

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by either Seller, upon written notice to DFHT and the other Seller, as applicable, if DFHT breaches or fails to perform in any material respect any of its representations, warranties or covenants set forth in the Business Combination Agreement and such breach or failure to perform (A) would give rise to the failure of any of Sellers’ and IMC and CareMax’s conditions to Closing, (B) cannot be or has not been cured by the earlier of August 6, 2021 or within thirty (30) days following delivery by IMC or CareMax or a Seller, as applicable, of written notice to DFHT of such breach or failure to perform and (C) has not been waived in writing by each Seller;

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by either DFHT or either Seller if there shall be in effect a final non-appealable law or injunction preventing the consummation of the Business Combination; provided that neither DFHT nor the Seller shall have such right to terminate the Business Combination Agreement if any action of such party or failure of such party to perform or comply with its obligations under the Business

Combination Agreement shall have caused such law or injunction and such action or failure to perform constitutes a breach of the Business Combination Agreement; or
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by either Seller, IMC, CareMax or DFHT, upon written notice to the other parties, if the required DFHT stockholder approvals are not granted at the DFHT stockholders meeting (subject to any adjournment or recess of the meeting).

None of the parties to the Business Combination Agreement is required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Business Combination Agreement.
Interim Operations Pending the Closing
Subject to limited exceptions, during the period from the signing to the Closing or the termination of the Business Combination Agreement (the “Interim Period”), each of IMC and CareMax shall, and shall cause its subsidiaries and, in the case of CareMax, its contributed entities to, conduct its business in the ordinary course and shall use commercially reasonable efforts to preserve intact their business organization and material permits, retain their current officers and key employees, and preserve their relationships with key customers and suppliers and not do any of the following:
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transfer, issue, sell or dispose of any shares of capital stock or other equity interests of any member of the Company Group, grant options, warrants, calls or other rights to purchase or repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any shares of the capital stock or other equity interests of any member of the Company Group;

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effect any recapitalization, reclassification, stock split, stock combination or like change in the capitalization of any member of the Company Group;

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make, set aside, declare or pay any dividend or distribution (other than mandatory tax distributions, if any) payable in cash, stock, property or otherwise with respect to any of its capital stock or other equity interest in any member of the Company Group, other than dividends and distributions by any member of the Company Group to another member of the Company Group;

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(A) incur, create, assume refinance or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness or guarantee any indebtedness of another person, issue or sell any debt securities (or warrants or other rights to acquire any debt securities) of any member of the Company Group (other than incurrence of indebtedness under any member of the Company Group’s respective credit facilities entered into prior to the date of the Business Combination Agreement, including draws on such Company Group member’s revolving credit facility and other than loans, advances or capital contributions made by one member of the Company Group to another member of the Company Group) in excess of $50,000 individually or $100,000 in the aggregate (in each case, in excess of indebtedness paid off after the date of the Business Combination Agreement), or (B) make any loans, advances or capital contributions to, or investments in, any other person (other than loans, advances or capital contributions made by one member of the Company Group to another member of the Company Group);

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cancel or forgive any indebtedness owed to IMC or CareMax or their respective subsidiaries;

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amend the certificate of incorporation or bylaws (or other comparable governing documents) of any member of the Company Group;

•
grant any encumbrances on any property or assets (whether tangible or intangible) of any member of the Company Group having an aggregate value in excess of $50,000, other than permitted encumbrances;

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except as required under applicable Law or the terms of any disclosed CareMax or IMC benefit plan existing as of the date hereof, (A) except for any change of control payments which shall be treated as payoff indebtedness, increase in any manner the compensation, bonus, pension, welfare, fringe or other benefits, severance or termination pay of any of the current or former directors, officers, employees or independent contractor or other individual service provider of IMC or CareMax or any of their respective subsidiaries, in each case where such individual’s base compensation exceeds

$350,000, other than increases to any such individuals who are not directors or officers of the Company or its Subsidiaries in the ordinary course of business consistent with past practice that do not exceed six percent (6%) individually or three (3%) in the aggregate, (B) become a party to, establish, amend, commence participation in, terminate or commit itself to the adoption of any stock option plan or other stock- or equity-based compensation plan, or any compensation, severance, pension, retirement, profit-sharing, welfare benefit, or other employee benefit plan or agreement with or for the benefit of any current or former directors, officers, employees or independent contractors or other individual service providers of IMC or CareMax or their respective subsidiaries (or newly hired employees), (C) accelerate the vesting of or lapsing of restrictions with respect to any equity-based compensation or other long-term incentive compensation under any IMC or CareMax benefit plan, (D) grant any new awards under any IMC or CareMax benefit plan, (E) amend or modify any outstanding award under any IMC or CareMax benefit plan, (F) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization, (G) forgive any loans, or issue any loans (other than routine travel advances issued in the ordinary course of business) to any of its or its subsidiaries’ directors, officers, employees, independent contractors or individual service providers or (H) hire or engage any new employee or independent contractor if such new employee or independent contractor will receive annual base compensation in excess of $100,000, or terminate the employment or engagement, other than for cause, of any employee or independent contractor who receives annual base compensation in excess of $100,000;
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except as required by changes in GAAP, change any member of the Company Group’s methods of accounting in any manner that would have a material impact on any member of the Company Group;

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with respect to the Company Group, make, change or revoke any material tax election; file any material amendment to any tax return for income taxes; adopt or change any accounting method in respect of taxes; change any annual tax accounting period; prepare any tax returns in a manner inconsistent with past practice; incur any liability for taxes other than in the ordinary course of business; enter into any material tax allocation agreement, tax sharing agreement or tax indemnity agreement, other than commercial contracts entered into in the ordinary course of business with vendors, customers or landlords a primary purpose of which is not related to taxes; enter into any closing agreement with respect to any tax; settle or compromise any claim, notice, audit report or assessment in respect of material taxes; apply for or enter into any ruling from any tax authority with respect to taxes; surrender any right to claim a tax refund or a claim a tax refund; or consent to any extension or waiver of the statute of limitations period applicable to any material tax claim or assessment;

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(A) transfer, sell, lease, license sublicense, covenant not to assert, abandon, permit to lapse or expire, dedicate to the public, or otherwise dispose of, or agree to transfer, sell, lease, license, sublicense, covenant not to assert, abandon, permit to lapse or expire, dedicate to public, or otherwise dispose of, any portion of the property or tangible or intangible assets of any member of the Company Group having an aggregate value in excess of $50,000, other than any sale, lease or disposition of tangible assets in the ordinary course of business or pursuant to agreements existing on the date hereof and set forth in the IMC or CareMax disclosure schedules, as applicable, or (B) disclose any material trade secrets (including any source code for owned company software) to any person (except pursuant to reasonably protective non-disclosure agreements) or subject any source code for owned company software to copyleft terms;

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except as set forth in the IMC and CareMax disclosure schedules, purchase or otherwise acquire, or lease or license, any property or assets, other than acquisitions of equipment or inventory in the ordinary course of business;

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(A) enter into any joint venture with a third party, (B) merge, consolidate, combine or amalgamate any member of the Company Group with any person or (C) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any equity interests or other securities in or a substantial portion of the assets of, or by any other manner) any corporation, company, partnership, association or other business entity or organization or division thereof without DFHT’s consent, at its sole discretion;

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authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution;

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enter into, renew, modify or revise any contract with any related person of any member of the Company Group, other than contracts among members of the Company Group, or with any former or present director or officer of any member of the Company Group or with any affiliates of the foregoing persons (including the Company Group) or any other person covered under Item 404 of Regulation S-K under the Securities Act;

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except in the ordinary course of the Company Group’s business, fail to use its commercially reasonable efforts to maintain with financially responsible insurance companies material insurance policies at least in such amounts and against at least such risk and losses as are consistent in all material respects with such entities’ past practices;

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waive, release, assign, settle or compromise any action pending or threatened against any member of the Company Group or any of their respective directors or officers other than in the case of actions or claims either (A) (i) for an amount not greater than $200,000 individually (including any single or aggregated claims arising out of the same or similar facts, events or circumstances) or $500,000 in the aggregate (determined in each case net of insurance proceeds) and (ii) would not prohibit or materially restrict any member of the Company Group from operating its business substantially as currently conducted or anticipated to be conducted, except in the ordinary course of the Company Group’s business, or (B) if the loss resulting from such waiver, release, assignment settlement or compromise is reimbursed or shall be reimbursed to any member of the Company Group by an insurance policy or pursuant to any other kind of contractual indemnification set forth in any other Contract, in each case without the imposition of equitable relief on, or the admission of wrongdoing by any member of the Company Group or any of its officers or directors;

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except in the ordinary course of the Company Group’s business, (A) materially amend, modify or terminate in any manner materially adverse to any member of the Company Group any material contracts or any real estate documents, (B) waive any material benefit or right under any material contract or any real estate document or (C) enter into any new contract that would have been a material contract or real estate document which would have been required to be included in the IMC or CareMax disclosure schedules;

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except in the ordinary course of the Company Group’s business, make or enter into any contract to make any capital expenditures in excess of $200,000 other than capital expenditures made in the ordinary course of the Company Group business if such capital expenditures are made to acquire equipment to satisfy requirements in contracts with customers;

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write off as uncollectible any notes or accounts receivable having an aggregate value in excess of $70,000, except write-offs in the ordinary course of business consistent with past charged to applicable reserves;

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acquire any fee interest in real property;

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conduct a mass termination or engage in any other activity that would trigger notice obligations or liability under the Worker Adjustment and Retraining Notification Act or any similar applicable Law; or

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authorize, or commit or agree to take, any of the foregoing actions.

Subject to limited exceptions, during the Interim Period, DFHT shall not, and shall not permit any subsidiary to:
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form any subsidiary;

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issue any shares of capital stock or other equity interests or grant options, warrants, calls or other rights to purchase or otherwise acquire shares of the capital stock or other equity interests of DFHT;

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effect any recapitalization, reclassification, stock split or like change in the capitalization of DFHT or any subsidiary;

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make, set aside, declare or pay any dividend or distribution payable in cash, stock, property or otherwise with respect to any of its capital stock;

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incur any indebtedness or guarantee any indebtedness of another person, issue or sell any debt securities (or warrants or other rights to acquire any debt securities);

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make any loans, advances or capital contributions to any other person;

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amend its certificate of incorporation or bylaws (or other comparable governing documents);

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amend, terminate, waive or modify in any manner the Deerfield Subscription Agreements;

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amend, terminate, waive or modify in any manner any material compensation or benefits of DFHT or any subsidiary;

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grant any material encumbrances on any property or assets (whether tangible or intangible) of DFHT;

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except as required by changes in GAAP, change any of its methods of accounting in any manner that would have a material impact DFHT or any subsidiary;

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make, change or revoke any material tax election; file any material amendment to any tax return for income taxes; adopt or change any accounting method in respect of taxes; change any annual tax accounting period; prepare any tax returns in a manner inconsistent with past practice; incur any liability for taxes other than in the ordinary course of business; enter into any material tax allocation agreement, tax sharing agreement or tax indemnity agreement, other than commercial contracts entered into in the ordinary course of business with vendors, customers or landlords a primary purpose of which is not related to taxes; enter into any closing agreement with respect to any tax; settle or compromise any claim, notice, audit report or assessment in respect of material taxes; apply for or enter into any ruling from any tax authority with respect to taxes; surrender any right to claim a tax refund or claim a tax refund; or consent to any extension or waiver of the statute of limitations period applicable to any material tax claim or assessment;

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purchase or otherwise acquire (whether by merger or otherwise), or lease or license, any property or assets;

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enter into any joint venture with a third party;

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except in the ordinary course of DFHT’s operations or as is reasonably necessary in connection with the transactions contemplated hereby, enter into, renew, modify or revise any contract;

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enter into any transactions with any of its affiliates;

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waive, release, assign, settle or compromise any material action pending or threatened against DFHT or any of its directors or officers other than in the case of actions or claims either (i) for an amount not greater than $100,000 individually (including any single or aggregated claims arising out of the same or similar facts, events or circumstances) or $200,000 in the aggregate (determined in each case net of insurance proceeds) or (ii) if the loss resulting from such waiver, release, assignment settlement or compromise is reimbursed to any member of the Company Group by an insurance policy, in each case without the imposition of equitable relief on, or the admission of wrongdoing by any member of the Company Group or any of its officers or directors; or

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authorize, or commit or agree to take, any of the foregoing actions.

Additional Covenants of the Parties
Each party made certain mutual covenants under the Business Combination Agreement, including, among others, the following:
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Each of the Parties and their respective affiliates shall use their commercially reasonable efforts to take, or cause to be taken, all appropriate action to do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the Business Combination as promptly as practicable, including to (i) obtain from any governmental authority with regulatory jurisdiction over enforcement of any applicable antitrust laws, all approvals as are necessary for the consummation of the Business Combination and (ii) promptly (and, with respect to the HSR Act, in no event later than ten (10) business days after the date hereof) make all necessary, and thereafter make any other required submissions, with respect to the Business Combination required under the HSR Act or any other applicable antitrust law;
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Among other tax-related covenants, the parties will (i) cooperate, as and to the extent reasonably requested by the other parties, in connection with the filing of tax returns and any tax audit, litigation or other proceeding and (ii) report the transactions contemplated by the Business Combination Agreement consistently with the tax treatment of the transactions specified in the Business Combination Agreement; and

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Certain CareMax entities have several outstanding PPP loans (the “PPP Loans”), for which they intend to apply for forgiveness. An agreed amount of funds will be deposited in a separate account (the “PPP Escrow Account”), maintained by JPMorgan Chase Bank, N.A., in its capacity as PPP Escrow Agent (the “PPP Escrow Agent”), to the extent any such PPP Loans are outstanding at Closing. Upon the determination that all or any portion of a PPP Loan has been forgiven, the PPP Escrow Agent will release from the applicable PPP Escrow Account an amount equal to such forgiven amount to the applicable CareMax entity, subject to certain agreed tax-related adjustments. Upon the determination that any application for forgiveness of all or any portion of a PPP Loan has been denied, the PPP Escrow Agent will (i) release from the PPP Escrow Account an amount equal to such denied amount to JPMorgan Chase Bank, N.A. and (ii) if applicable, will use commercially reasonable efforts to take such further or other actions.

Employee Matters
Prior to the Closing, the Sellers, IMC and CareMax shall use their commercially reasonable efforts to cause each of Carlos de Solo, William C. Lamoreaux, Kevin Wirges and Alberto de Solo to execute and deliver to DFHT an employment agreement setting forth the respective terms of each such individual’s employment with DFHT, effective at and contingent upon the Closing.
Trust Account Waiver
The Sellers, IMC and CareMax acknowledge that DFHT is a blank check company with the power and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving IMC or CareMax and one or more businesses or assets, and the Sellers, IMC and CareMax have read DFHT’s final prospectus related to the initial public offering dated July 16, 2020 filed with the SEC on July 20, 2020, DFHT’s organizational documents, and the Investment Management Trust Agreement, dated July 16, 2020, by and between DFHT and Continental Stock Transfer & Trust Company, a New York corporation, acting as trustee, and understand that DFHT has established the trust account described therein for the benefit of DFHT’s public stockholders and that disbursements from the trust account are available only in the limited circumstances set forth therein. The Sellers, IMC and CareMax further acknowledge and agree that DFHT’s sole assets consist of the cash proceeds of DFHT’s initial public offering and private placements of its securities, and that substantially all of these proceeds have been deposited in the trust account for the benefit of its public shareholders. The Sellers, IMC and CareMax further acknowledge that, if the Business Combination is not consummated by August 6, 2021 or such later date as approved by the shareholders of DFHT to complete a business combination, DFHT will be obligated to return to its stockholders the amounts being held in the trust account. Accordingly, each of the Sellers, IMC and CareMax (on behalf of itself and its affiliates) hereby waive any past, present or future claim of any kind against and any right to access the Trust Account to collect from the Trust Account any monies that may be owed to them by DFHT or any of its affiliates for any reason whatsoever, and will not seek recourse against the Trust Account at any time for any reason whatsoever, including for any willful breach of the Business Combination Agreement.
Specific Performance
The parties to the Business Combination Agreement agree that irreparable damage would occur in the event that any of the provisions of the Business Combination Agreement were not performed in accordance with their specific terms or were otherwise breached. It is agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of the Business Combination Agreement and the related documents and to enforce specifically the terms and provisions of the Business Combination Agreement and the related documents.
Representations and Warranties
The Business Combination Agreement contains customary representations and warranties of the parties to the other parties.
Representations and Warranties of Sellers
Each of the Sellers, jointly and severally, solely with respect to such Seller and CareMax or IMC, as applicable, made customary representations and warranties to DFHT relating to, among other things: standing; qualification and power; ownership; authority; execution and delivery; enforceability; brokers’ and finders’ fees; no conflict; governmental authorities; consents; litigation; and investment intent.
Representations and Warranties of IMC and CareMax
Each of IMC and CareMax, solely with respect to itself and its respective Company Group, made customary representations and warranties to DFHT relating to, among other things: standing; qualification and power; due authorization; no conflict; governmental authorities; consents; capitalization of IMC or CareMax, as applicable, and its respective subsidiaries; financial statements; undisclosed liabilities; litigation and proceedings; healthcare compliance; compliance with laws; intellectual property; material contracts; no defaults; benefit plans; labor matters; taxes; brokers’ fees; insurance; real property; assets; environmental matters; absence of changes; affiliate agreements; permits and health professionals; indebtedness; the CareMax pre-Closing reorganization; and dormant entities. Certain representations and warranties of IMC and CareMax are qualified in whole or in part by a Material Adverse Effect standard for purposes of determining whether a breach of such representations and warranties has occurred.
Representations and Warranties of DFHT
DFHT made customary representations and warranties in favor of the Sellers, IMC and CareMax relating to, among other things: corporate organizational due authorization: no conflict; litigation and proceedings; compliance with laws; governmental authorities; consents; financial ability; trust account; taxes; brokers’ fees; DFHT’s SEC reports; financial statements; Sarbanes-Oxley Act; business activities; undisclosed liabilities; absence of certain changes; no outside reliance; capitalization; Nasdaq stock market quotation; contracts; no defaults; title to property; Investment Company Act; affiliate agreements; takeover statutes and charter provisions; PIPE investment amount; subscription agreements; and financing. Certain representations and warranties of DFHT are qualified in whole or in part by a Material Adverse Effect standard for purposes of determining whether a breach of such representations and warranties has occurred.
No Survival of Representations and Warranties
Except for certain covenants to be performed after the Closing, the representations, warranties and covenants of the parties contained in the Business Combination Agreement will not survive the Closing.
Amendment of the Business Combination Agreement
The Business Combination Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties thereto.
Related Agreements
Deerfield PIPE Investments
In connection with the execution of the Business Combination Agreement, DFHT entered into the Deerfield Subscription Agreements, with each of Deerfield Partners and the sponsor, pursuant to which such investors have agreed to purchase the Deerfield PIPE Investments, consisting of 9,600,000 shares of

DFHT Class A Common Stock to be purchased by Deerfield Partners and 400,000 shares of DFHT Class A Common Stock to be purchased by the sponsor, for a purchase price of $10.00 per share and an aggregate purchase price of $100,000,000, to be issued immediately prior to and conditioned upon the effectiveness of the consummation of the Business Combination. The closing of the Deerfield PIPE Investments is to take place immediately prior to, and is conditioned upon the consummation of the transactions contemplated by the Business Combination Agreement and is also subject to the satisfaction of other customary closing conditions.
The DFHT Class A Common Stock to be issued in connection with the Deerfield Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.
Third-Party PIPE Investments
In connection with the Business Combination, the Company entered into the Third-Party Subscription Agreements, with certain investors, pursuant to which such investors have agreed to purchase the Third-Party PIPE Investments, for a purchase price of $10.00 per share, for an aggregate purchase price of $310,000,000, to be issued immediately prior to and conditioned upon the effectiveness of the consummation of the Business Combination. The obligations of each party to consummate the Third-Party PIPE Investments are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement.
The DFHT Class A Common Stock to be issued in connection with the Third-Party Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.
Lock-up Agreement
In connection with the execution of the Business Combination Agreement, DFHT entered into the Lock-up Agreement with the lock-up holders, pursuant to which, subject to certain exceptions and effective on the date of Closing, each of the lock-up holders have agreed to not transfer specified shares of DFHT Class A Common Stock held by such lock-up holder until the earlier of (i) six, nine or twelve months (as applicable to shares of DFHT Class A Common Stock of each lock-up holder) after the date of the Closing, (ii) only with respect to certain shares of DFHT Class A Common Stock of the lock-up holders, the date on which, subsequent to the Business Combination, the VWAP of DFHT Class A Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 calendar days after the Closing, and (iii) the date following the completion of the transactions contemplated by the Business Combination Agreement on which DFHT completes a Change in Control Transaction (as defined in the Business Combination Agreement).
Amended and Restated Registration Rights Agreement
In connection with the execution of the Business Combination Agreement, DFHT, the CareMax Group, IMC Parent, the sponsor, Deerfield Partners and certain other parties thereto (collectively, the “rights holders”) entered into the Amended and Restated Registration Rights Agreement, which amends and restates in its entirety the existing registration rights agreement, dated July 16, 2020, by and between DFHT and the parties thereto. Pursuant to the terms of the Amended and Restated Registration Rights Agreement, DFHT is required to use its reasonable best efforts to prepare and file with the SEC, no later than 30 days after the Closing Date, a shelf registration statement for an offering to be made on a continuous basis from time to time with respect to the resale of the registrable shares under the Amended and Restated Registration Rights Agreement. DFHT is further required to use reasonable best efforts to cause such shelf registration statement to be declared effective as soon as possible after filing, but in no event later than the earlier of 60 days following the filing date thereof and three business days after the SEC notifies

DFHT that it will not review such registration statement, subject to extension in the event that the registration is subject comments from the SEC. In addition, pursuant to the terms of the Amended and Restated Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the rights holders may demand at any time or from time to time, that DFHT file a registration statement on Form S-1 or Form S-3 to register certain shares of DFHT Class A Common Stock held by such rights holders. The Amended and Restated Registration Rights Agreement will also provide the rights holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.
Consent and Waiver Letter
In connection with the execution of the Business Combination Agreement, DFHT, Deerfield Partners and the sponsor entered into the Consent and Waiver Letter, pursuant to which, among other things, Deerfield Partners consented to the consummation of the Business Combination as required under July 16 Letter Agreement, pursuant to which DFHT agreed not to consummate its initial Business Combination (as defined in the July 16 Letter Agreement) without the consent of Deerfield Partners. In the Consent and Waiver Letter, the sponsor (the holder of a majority of the outstanding DFHT Class B Common Stock) also waived, in accordance with the Current Charter, any adjustment of the conversion provisions in Section 4.3(b)(ii) of the Current Charter that would, solely as a result of the consummation of the Business Combination, including the including the issuance of the stock portion of the Closing Consideration, the issuance, if at all, of the Adjustment Escrow Shares, the IMC Earnout Shares, or CareMax Earnout Shares, the Third-Party PIPE Investments or the Deerfield PIPE Investments, in each case, cause the DFHT Class B Common Stock to convert to DFHT Class A Common Stock at a ratio of greater than one-for-one upon consummation of the Business Combination contemplated by the Business Combination Agreement.
Debt Financing
We have commitments from Royal Bank of Canada, Truist Bank, Citizens Bank NA, Regions Bank,Capital One, N.A., Fifth Third Bank, National Association, Deutsche Bank AG, New York Branch, KeyBankAntional Association and BankUnited, N.A., for a term loan in an aggregate principal amount of $125.0 million. Interest on that term loan will accrue at a rate equal to LIBOR for each interest period plus a variablemargin. We have assumed an interest rate of 3.75% per annum as a conservative estimate of our interest costs over the period covered by the projections. A 1/8% increase in the underlying LIBOR reference rate would increase our annual interest costs by $0.16 million, without taking into account reductions in the principal amount of the term loan as a result of scheduled amortization or other voluntary or mandatory prepayments. In addition to the term loan, our credit facility will include a $40.0 million committed revolving credit facility and a $20.0 million committed delayed draw term loan facility which will be undrawn at closing.
Background of the Business Combination
The terms of the Business Combination Agreement are the result of arm’s-length negotiations between representatives of DFHT, CareMax and IMC. The following is a brief discussion of the background of these negotiations and the resulting Business Combination Agreement. The following does not purport to list every conversation among representatives of DFHT, CareMax and IMC.
DFHT was incorporated in May 2020 for the purpose of effecting an initial business combination. While DFHT may pursue an acquisition opportunity in any business, industry, sector or geographical location, it has focused on industries that complement our management team’s background, and to capitalize on the ability of our management team to identify and acquire one or more businesses focusing on the healthcare or healthcare-related industries.
On July 21, 2020, DFHT consummated its initial public offering of 14,375,000 units, including the issuance of 1,875,000 units as a result of the underwriters’ exercise of their over-allotment option in full. Each unit consists of one share of DFHT Class A Common Stock, par value $0.0001 per share, and one-fifth of one redeemable warrant of DFHT (a “public warrant”), with each whole public warrant entitling the holder thereof to purchase one share of DFHT Class A Common Stock for $11.50 per share, subject to adjustment. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of

$143,750,000. Simultaneously with the closing of the initial public offering, DFHT completed the private placement of 2,916,667 private placement warrants, issued to the sponsor, generating total proceeds of $4,375,000.
On July 16, 2020, we entered into a letter agreement with Deerfield Partners, L.P. (“Deerfield Partners”), which owns a significant interest in our Sponsor and which purchased 3,360,000 million shares of Class A common stock in the initial public offering. Pursuant to that letter agreement, we agreed to not complete a business combination without the consent of Deerfield Partners, which consent Deerfield Partners may not unreasonably withhold with regard to an initial business combination with a business primarily engaged in the healthcare industry, giving consideration to issues including but not limited to the potential regulatory, reputational or compliance impact to such party. Deerfield indicated it would not provide its consent if our proposed initial business combination were to be with a target that is not in the healthcare industry.
After the IPO, DFHT’s officers and directors commenced an active search for prospective businesses or assets to acquire in its initial business combination. During this process, representatives of DFHT were contacted by numerous individuals and entities who offered to present ideas for acquisition opportunities, including financial advisors and other persons and entities with which DFHT’s officers and directors had pre-existing relationships.
DFHT became aware of CareMax and IMC as a result of pre-existing relationships of Messrs. Richard Barasch and Christopher Wolfe, Executive Chairman and CFO of DFHT, respectively, in their roles as officers of DFB Healthcare Acquisitions Corp, a special purpose acquisition company sponsored by Deerfield, which closed a business combination with home health equipment company AdaptHealth Holdings LLC in 2019. Following the closing of the IPO, Messrs. Barasch and Wolfe were approached by Mr. Ben Quirk, founder of CareOptimize and Chief Strategy Officer of CareMax, who suggested CareMax and IMC as possible acquisition candidates for DFHT.
During the search process, DFHT conducted some level of due diligence on approximately 11 potential target businesses, in addition to CareMax and IMC, and entered into preliminary discussions and letter of intent negotiations with representatives of several of such targets. These targets included: (i) a phonotics company focused on the healthcare markets (“Company A”); (ii) a mid-Atlantic home health company (“Company B”), and (iii) a pharmaceutical company (“Company C”). DFHT ultimately determined to abandon its ongoing letter of intent negotiations with Company A, Company B and Company C, because DFHT was not able to reach agreement over basic transaction terms with each of Company A, Company B and Company C and determined to abandon continued discussions with other potential acquisition candidates because such companies would not be suitable acquisitions for DFHT or because the applicable target business did not meet the desired size or was not sufficiently profitable. DFHT did not enter into signed letters of intent and did not agree on proposed structure or valuations with any of the above referenced alternative transactions. In contrast, DFHT determined that the businesses of CareMax and IMC were more attractive because of their historical performance, attractive growth prospects and valuations relative to other potential targets, and potential synergies and opportunities available to the combined companies. Despite the fact that IMC had not been profitable in recent years, DFHT concluded after conducting diligence that IMC would likely become profitable in the near term and had an attractive footprint and growth prospects, in addition to offering substantial efficiencies and synergies if combined with the CareMax business.
On August 12, 2020, Mr. Wolfe, Mr. Kevin Wirges, IMC’s CFO, and Mr. Marshall Griffin, a representative of Comvest, a significant owner of IMC, held a conference call to discuss audit matters relating to a potential business combination between DFHT and IMC. On August 31, 2020, Messrs. Barasch, Wolfe and Griffin and Mr. Roger Marrero another representative of Comvest Partners, held an introductory conference call to discuss IMC’s background and the potential benefits of a business combination transaction between DFHT and IMC.
On September 9, 2020, DFHT and IMC entered into a confidentiality agreement to facilitate the review by DFHT of non-public information.
On September 12, 2020, IMC Holding LLC’s investment bankers at Piper Sandler & Co. provided DFHT with financial information regarding IMC.

On September 14, 2020, DFHT provided IMC with a draft letter of intent for a business combination transaction, which contemplated a proposed purchase price of $250 million, subject to adjustments, to be paid 50% in cash and 50% in stock of DFHT. Over the course of the next several days, representatives of DFHT and IMC continued to negotiate the terms of a potential business combination and the terms of the letter of intent. These negotiations addressed the valuations of the companies, exclusivity obligations of the parties, the amount of equity interests to be retained and the amount of capital to be invested by Deerfield, among other matters. During the course of negotiations, DFHT and IMC agreed to change the proposed 50%-50% stock/cash consideration split to 55%-45% stock/cash consideration. Between September 14, 2020 and September 22, 2020, representatives of DFHT and IMC, including Messrs. Barasch, Wolfe, Marrero, and Griffin, held various calls and exchanged revised drafts of the letter of intent, and on September 22, 2020, agreed on a final letter of intent, which included an exclusivity obligation applicable to DFHT other than with respect to CareMax.
On September 14 and 16, 2020, representatives of DFHT and CareMax, including Messrs. Barasch and Wolfe and Mr. Carlos de Solo, CEO of CareMax, and Mr. Alberto de Solo, CFO of CareMax, held conference calls to discuss the parties’ interest and potential benefits and synergies of a potential business combination transaction between DFHT and CareMax.
On September 16 and 21, 2020, representatives of DFHT, Comvest and IMC, including Messrs. Barasch, Wolfe, Marrero and Griffin, and Mr. Bill Lamoreaux, CEO of IMC, held conference calls to discuss the due diligence process in connection with a potential business combination transaction between DFHT and IMC.
On September 23, 2020, DFHT and CareMax entered into a confidentiality agreement to facilitate the review by DFHT of non-public information regarding CareMax. Also on September 23, 2020, representatives of CareMax, including Messrs. C. De Solo and A. De Solo, held a management presentation with representatives from DFHT and representatives from Morgan Stanley & Co., CareMax’s investment bankers.
On September 24, 2020, CareMax’s investment bankers provided DFHT with a confidential information memorandum and financial model regarding CareMax, and on September 25, 2020, representatives of DFHT and CareMax held a conference call to discuss financial due diligence of CareMax.
On September 25, 2020, DFHT provided CareMax with a draft letter of intent for a business combination transaction. Over the course of the next several days, representatives of DFHT and CareMax continued to negotiate the terms of a potential business combination and the terms of the letter of intent. These negotiations addressed, among other matters, the valuations of the companies, CareMax’ pre-closing acquisition of CareOptimize, exclusivity obligations of the parties and the post-closing management of the public company. Thereafter, representatives of DFHT and CareMax held various calls and exchanged revised drafts of the letter of intent, and on October 7, 2020, agreed on a final letter of intent.
On September 30, 2020, representatives of DFHT, CareMax and Withum, including Messrs. Wolfe and A. de Solo, held a conference call to discuss the financial statements of CareMax that would be required in a proxy statement related to a potential business combination between DFHT and CareMax.
On October 4, 2020, IMC provided DFHT with access to its online data room for legal and financial due diligence. On October 6, 2020, CareMax provided DFHT with access to its online data room for legal and financial due diligence.
On October 12, 2020, representatives of DFHT, CareMax and IMC held a joint conference call to discuss the status of due diligence, including sending follow up requests for additional information. Subsequently, the parties held weekly calls to discuss the status of due diligence and the progress of the transaction.
On October 13, 2020, representatives of DFHT and UBS, DFHT’s investment bankers, held a conference call to discuss the preparation of a combined financial model.
On October 16, 2020, the management teams of CareMax and IMC held an introductory conference call and discuss the potential business combination between DFHT, CareMax and IMC. On November 5, 2020, DFHT formally launched its PIPE investment process.

During October and November 2020, representatives of IMC, CareMax and DFHT held several conference calls relating to the potential structure, terms and timeline of a possible business combination transaction.
Between October and December of 2020, DFHT conducted further legal, business and financial due diligence on IMC and CareMax based on information made available in the data rooms and pursuant to calls and meetings held between representatives of the parties.
During November, 2020, DFHT and its representatives began to contact numerous potential investors to gauge their interest in making an equity investment in DFHT in connection with the proposed business combination. Representatives of DFHT, CareMax and IMC participated in various discussions with potential investors. In addition, DFHT continued to seek to obtain definitive commitments to obtain debt financing for DFHT in connection with the proposed transaction.
On November 7, 2020, White & Case, LLP (“W&C”), counsel to DFHT, provided an initial draft of the Business Combination Agreement, based on the letters of intent, to McDermott Will & Emery LLP (“MWE”) and DLA Piper LLP (US) (“DLA”), counsel to IMC and CareMax, respectively. The initial draft of the Business Combination Agreement contemplated, among other matters, (1) for the transaction to be treated as an integrated tax-deferred contribution as described under section 351(a) of the Internal Revenue Code, (2) unqualified representation and warranty bring-down conditions with respect to fundamental representations of sellers and the companies, as well as a materiality qualified representation and warranty closing conditions with respect to all other representations and warranties of sellers and the companies, (3) indemnity provisions in favor of DFHT and (4) an agreement by DFHT to cover transaction expenses of the sellers if the closing occurs, up to a specified cap.
On November 12, 2020, business and legal representatives IMC, CareMax and DFHT, held a conference call to discuss material issues identified by IMC and CareMax in the first draft of the Business Combination Agreement. In particular, the parties discussed (1) sellers’ position that the business combination be structured as a no-recourse transaction and (2) IMC’s and CareMax’s view that the representation and warranty bring-down conditions be qualified by material adverse effect in order to increase deal certainty and reduce deal execution risk. In addition, IMC and CareMax introduced a proposal to include a reverse termination fee in the Business Combination Agreement payable by DFHT in the event that any of the sellers terminate the Business Combination Agreement as a result of DFHT’s (i) uncured material breach of the Business Combination Agreement or (ii) failure to obtain the required DFHT Stockholder Approval in respect of the business combination. After continued negotiations and discussions between principals and legal advisors, including W&C, MWE and DLA Piper, over the course of the following days, DFHT agreed to adjust the structure of the Business Combination Agreement to a no-recourse transaction, pending the final results of DFHT’s due diligence.
On November 20, 2020, W&C provided an initial draft of the Deerfield Subscription Agreements to Katten Muchin Rosenman LLP (“Katten”), counsel to Deerfield Partners. During November and December, W&C, MWE, DLA and Katten exchanged updated drafts of the Deerfield Subscription Agreements.
On November 25, 2020, MWE and DLA circulated a revised draft of the Business Combination Agreement to W&C and Polsinelli, LLP, DFHT’s healthcare and regulatory counsel (“Polsinelli”). Among other changes, key changes to this draft included (1) the introduction of working capital, cash and debt adjustments to the purchase price, (2) an adjustment to the transaction structure to reflect a non-recourse transaction, (3) a reverse termination fee payable by DFHT in the event that any of the sellers terminate the
Business Combination Agreement as a result of DFHT’s (i) uncured material breach of the Business Combination Agreement or (ii) failure to obtain the required DFHT Stockholder Approval in respect of the business combination, (4) adjustments to the representations and warranties of sellers and the target companies, including by inserting materiality and material adverse effect qualifiers and reducing proposed look-back periods, (5) the addition of a material adverse effect qualifier to sellers’ and the companies’ representation and warranty bring-down conditions, (6) a minimum cash closing condition upon the exercise of redemption rights by holders of the outstanding shares of DFHT Class A Common Stock and (7) the addition of covenants entitling the sellers and the target companies to cause DFHT to enforce the Deerfield Subscription Agreements and the Third-Party Subscription Agreements.

On December 4, 2020, W&C circulated a revised draft of the Business Combination Agreement to MWE and DLA. Among other changes, key changes to this revised draft included (1) adjustments to the representations and warranties of sellers and the target companies, including by increasing the proposed lookback periods, (2) the deletion of covenants entitling sellers and the target companies to cause DFHT to enforce the Deerfield Subscription Agreements and the Third-Party Subscription Agreements, (3) the deletion of the material adverse effect qualifier to sellers’ and the companies’ representation and warranty bring-down conditions, (4) the deletion of the proposed reverse termination fee and (5) the addition of financing and financing cooperation covenants applicable to the parties.
On December 13, 2020, MWE and DLA circulated a further revised draft of the Business Combination Agreement to W&C and Polsinelli. Among other changes, key changes to this draft included (1) adjustments to the representations and warranties of sellers and the target companies, including by reducing proposed lookback periods, (2) the reinsertion of covenants entitling sellers and the target companies to cause DFHT to enforce the Deerfield Subscription Agreements and the Third-Party Subscription Agreements and (3) the reinsertion of a material adverse effect qualifier to sellers’ and the companies’ representation and warranty bring-down conditions.
On December 14, 2020, DFHT’s Board held a meeting via teleconference, with all board members present. DFHT’s management updated the Board on the continued negotiations and the proposed amendments to the Business Combination Agreement.
On December 15, 2020, following discussion of the draft agreements between the parties, representatives of W&C sent to representatives of MWE and DLA a revised version of the Business Combination Agreement. Among other changes, the revised version of the agreement (1) sought to extend the lookback period applicable to certain representations and warranties of the companies, (2) allocate responsibility for obtaining debt financing among all parties, (3) agree on certain pre-approved investments and acquisitions by IMC and CareMax to be completed during the interim period and (4) adjusted sellers’ and the target companies’ representation and warranty bring-down conditions.
On September 21, October 22, November 13, December 8 and December 14, 2020, DFHT held telephonic meetings of its Board to discuss matters related to the proposed transaction, including status of due diligence and transaction documentation.
On December 16, 2020, DFHT’s Board held a meeting via teleconference, with all board members present. At this meeting, DFHT’s Board unanimously approved the Business Combination Agreement, the related agreements and the other transactions contemplated thereby.
On December 17, 2020 and the early morning of December 18, 2020, representatives of W&C, Polsinelli, MWE and DLA held conference calls to discuss key open issues in the definitive transaction agreements that remained unresolved, and thereafter in the morning of December 18, 2020, DFHT, CareMax, IMC and related parties executed the Business Combination Agreement and related agreements. Later in the day on December 18, 2020, DFHT, CareMax and IMC issued a press release announcing the execution of the Business Combination Agreement and DFHT filed a Current Report on Form 8-K with an investor presentation providing information on CareMax and IMC and the proposed transaction. In addition, on December 18, 2020, representatives of DFHT, CareMax and IMC conducted an investor conference call to announce the Business Combination Agreement.
Following the December 18, 2020 announcement, DFHT, IMC and CareMax worked jointly on transition issues, regulatory filings, and the preparation of this proxy statement.
DFHT’s Board of Directors’ Reasons for the Approval of the Business Combination
As described under “Background of the Business Combination” above, our Board, in evaluating the Business Combination, consulted with our management and legal and other advisors in reaching its decision to approve and adopt the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement. In making this decision, our Board considered a variety of factors weighing positively and negatively with respect to the Business Combination. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, our Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. Our Board viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of the reasons for our Board’s approval of the Business Combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section titled “Cautionary Statement Regarding Forward-Looking Statements.”
The factors considered by our Board include, but are not limited to, the following:
•
Significant Addressable Market Opportunity.   CareMax and IMC currently operate in a growing segment of the overall Medicare market, which CMS estimated to account for more than $700 billion of spending in 2019 and projects Medicare spending to grow at a rate of approximately 7% annually. Our management and Board believe that underlying trends, including an aging U.S. population, increasing prevalence of chronic conditions, and the associated cost of care for these conditions among the Medicare eligible population, will contribute to growth in the markets served by CareMax and IMC;

•
Growth Opportunities, Both Organically and Through Acquisitions.   CareMax and IMC have a track record of growth, both organically through opening new de novo clinics in partnership with payors and through accretive acquisitions. Our management and Board believe, based in part on the views of CareMax’s and IMC’s management, that there are significant opportunities for the combined company to continue to grow in their highly fragmented industry;

•
Leading Technology Platform.   CareMax and IMC have developed technology systems that its management believes are industry-leading and provide the company with an advantage over its competitors in its markets;

•
Private Placement.   The ability of DFHT to consummate the sale of the PIPE Shares, helping to ensure that the combined company will have sufficient funds to execute its business plan following the Closing;

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Experienced Management Team.   Our management and Board believe that CareMax and IMC have an experienced management team poised to execute on CareMax’s and IMC’s continued projected growth;

•
Positive Financial Performance and Forecasts.   CareMax and IMC experienced significant growth in revenue, Total Adjusted EBITDA and Adjusted EBITDA margin from 2019 and 2020, and our management and Board believe, based on the unaudited results and forecasts provided by CareMax’s and IMC’s management and reviewed by our Board, that CareMax and IMC will experience continued growth in 2021 (see “— Certain Projected Financial Information”);

•
Attractive Market Valuation of Comparable Companies.   In order to assess how the public market values shares of similar publicly traded companies and to provide a range of relative implied equity values per share of CareMax and IMC by reference to those companies, DFHT reviewed and compared specific financial and operating data relating to CareMax and IMC with selected companies that DFHT deemed comparable to CareMax and IMC. The selected comparable companies were Oak Street Health, 1 Life Healthcare and Clover Health, which we refer to collectively as the “Comparable Companies”. The public trading market valuation of the Comparable Companies have expected enterprise value/revenue multiples (based on public filings and FactSet as of December 16, 2020 ranging from 4x to 12x (and a mean of 8x)) for 2021. Our Board believes that these multiples compare favorably to an initial market valuation of the post-Business Combination company reflected in the terms of the Business Combination corresponding to an enterprise value of 1.3x CareMax’s and IMC’s management’s forecasted 2021 revenue. DFHT selected the Comparable Companies because the Comparable Companies, like IMC and CareMax, are providers of value-based care to Medicare Advantage populations, including senior care population, and have similar operating profiles. However, because of the inherent differences between the business, operations and prospects of CareMax and IMC and those of the Comparable Companies, DFHT believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected Comparable Company analysis. Accordingly, DFHT also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of CareMax and IMC and the

Comparable Companies that could affect the public trading values. These qualitative judgments related primarily to profitability levels, differing sizes and growth prospects between CareMax and IMC and the Comparable Companies;
•
Terms of the Business Combination.   The financial and other terms and conditions of the Business Combination Agreement, as reviewed by our Board, and the fact that such terms and conditions are reasonable and were the product of arm’s length negotiations between DFHT, CareMax and IMC.

Our Board also considered the following factors:
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Competition.   CareMax’s and IMC’s size relative to a larger competitor may put it at a financial disadvantage along with the number of other competitors in the senior care market and ability of one or more of those competitors to obtain access to greater financial resources than those available to CareMax and IMC;

•
Execution Risk.   There is a risk that CareMax and IMC will not be able to continue executing on its business plan as elsewhere described in this document;

•
Risk of Stockholder Vote against Business Combination Proposal or Stockholders’ Exercise of Redemption Rights.   Some of our stockholders may vote against the Business Combination Proposal or decide to exercise their redemption rights, thereby reducing the amount of funds available to the combined company following the Closing; and

•
Interests of Sponsor and DFHT Directors and Executive Officers.   The interests of our sponsor and our directors and executive officers in the Business Combination (see the section entitled “Certain Interests of DFHT’s Directors and Officers and Others in the Business Combination”).

In connection with analyzing the Business Combination, our management, based on our experience and judgment, selected the Comparable Companies. Our management selected these companies because they are publicly traded companies with certain operations, results, business mixes or size and scale that, for the purposes of analysis, may be considered similar to certain operations, results, business mixes or size and scale of CareMax and IMC. None of the Comparable Companies is identical or directly comparable to CareMax or IMC.
In connection with our analysis of the Business Combination, our management reviewed and compared, using publicly available information, certain current, projected and historical financial information for CareMax and IMC corresponding to current and historical financial information, ratios and public market multiples for the Comparable Companies, as described above.
Our Board carefully evaluated the projections prepared by CareMax and IMC for the fiscal years ending December 31, 2020, 2021, 2022 and 2023, which are described in more detail below in the section of this proxy statement entitled “Certain Projected Financial Information.” Our Board believes it was qualified to undertake this evaluation by virtue of its members’ experience working with healthcare companies generally, and with provider groups, risk-bearing entities, and value-based care companies specifically.
Specifically, our Board, aided by analyses conducted by our management, (i) evaluated the prior performance of CareMax and IMC to create a baseline against which to evaluate future projections, (ii) evaluated the growth projections provided by CareMax and IMC in scenarios both with and without acquisition activity, (iii) reviewed the companies’ pipelines of potential acquisitions, (iv) reviewed extensive business and compliance due diligence conducted by our management to help assess the risks to the projections, and (v) compared the projected revenue growth to the revenue growth of Comparable Companies to assess its reasonableness.
Our Board interpreted the CareMax and IMC projections as presenting one outcome of the combined company’s revenue growth based on the specific set of assumptions and estimates identified below while understanding the inherent uncertainties implicit in projecting the future revenue growth. Along with rigorous analysis of the assumptions underlying the projections, our Board also considered, and recognized as part of its review and evaluation, the possibility that some of the assumptions underlying the projections would not materialize. While our Board believes the projections to be relevant to its overall analysis of the Business Combination, our Board considered the projections in conjunction with the other factors identified above and did not consider the projections in isolation.

Our Board also considered the Business Combination in light of the investment criteria set forth in our final prospectus for our initial public offering including, without limitation, that based upon our analyses and due diligence, CareMax and IMC are established businesses, with a proven track records, significant revenues and the potential for future growth, all of which our Board believed have a strong potential to create meaningful stockholder value following the consummation of the Business Combination.
The above discussion of the material factors considered by our Board is not intended to be exhaustive but does set forth the principal factors considered by our Board.
Certain Projected Financial Information
CareMax and IMC provided DFHT with their internally prepared projections for the fiscal years ending December 31, 2020, 2021, 2022 and 2023. The prospective financial information was not prepared with a view towards compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. These projections were prepared solely for internal use, and capital budgeting and other management purposes, and are subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments, and were not intended for third-party use, including by investors or holders. You are cautioned not to rely on the projections in making a decision regarding the Business Combination, as the projections may be materially different than actual results.
The projections reflect numerous assumptions including assumptions with respect to general business, economic, market, regulatory and financial conditions and various other factors, all of which are difficult to predict and many of which are beyond CareMax’s and IMC’s control, such as the risks and uncertainties contained in the section entitled “Risk Factors.” The projections reflect the consistent application of the accounting policies of CareMax and IMC and should be read in conjunction with the accounting policies included in the Notes to the accompanying historical audited consolidated financial statement of CareMax and IMC included in this proxy statement.
The financial projections for net revenue are forward-looking statements that are based on growth assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond CareMax’s and IMC’s control. While all projections are necessarily speculative, CareMax and IMC believe that the prospective financial information covering periods beyond 12 months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the projections. The inclusion of the projections in this proxy statement should not be regarded as an indication that CareMax, IMC or their representatives considered or currently consider the projections to be a reliable prediction of future events, and reliance should not be placed on the projections.
In connection with the development of the projections, the management of CareMax and IMC considered various material assumptions, including, but not limited to, the following:
•
With respect to organic revenue growth in the Medicare segment, management of CareMax and IMC assumed the addition of 7,000 risk Medicare lives between 2021 and 2023 and the opportunity for upside through the acceleration of the de novo strategy.

•
With respect to organic revenue growth in other segments, management of CareMax and IMC assumed that the go-forward growth will be in-line with historical trends, including the opportunity to selectively add the Medicare service line to future de novo builds and acquisitions. Other revenue growth will also be driven by assumed additional growth in the care management software segment through sales to third parties, along with growth in the recently acquired captive pharmacy segment.

•
With respect to synergy potential, management of CareMax and IMC assumed a $60 per member per month EBITDA improvement for IMC’s risk Medicare segment through 2023 based on application of CareMax’s best practices. Additionally, the projections assume modest general and administrative synergies and synergies from the cross-selling of CareMax pharmacy services to IMC and acquired businesses. Identified post-combination synergies were contingent on the successful integration of CareMax and IMC operations.
•
With respect to M&A contributions to revenue, management of CareMax and IMC assumed the addition of 12,000 risk Medicare lives per year through acquisitions of both scaled provider groups as well as individual providers. Assumptions related to M&A contributions were contingent on the finalization of acquisitions currently in progress and the identification of future suitable acquisition targets. The projections include EBITDA forecasts both with and without this M&A activity.

The projections were requested by, and disclosed to, DFHT for use as a component in its overall evaluation of CareMax and IMC, and are included in this proxy statement because they were provided to the DFHT board of directors for its evaluation of the Business Combination. Neither CareMax nor IMC have warranted the accuracy, reliability, appropriateness or completeness of the projections to anyone, including to DFHT. Neither CareMax’s nor IMC’s management, nor any of their representatives has made or makes any representation to any person regarding the ultimate performance of CareMax or IMC compared to the information contained in the projections, and none of them intends to or undertakes any obligation to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projections are shown to be in error. Accordingly, they should not be looked upon as “guidance” of any sort. Neither CareMax nor IMC will refer back to these forecasts in its future periodic reports filed under the Exchange Act.
The projections were prepared by, and are the responsibility of, CareMax’s and IMC’s management. Withum, CareMax’s and IMC’s independent registered public accounting firm, has not examined, compiled or otherwise applied procedures with respect to the accompanying prospective financial information presented herein and, accordingly, expresses no opinion or any other form of assurance on it. The auditor reports included in this proxy statement relate to historical financial information of CareMax and IMC. They do not extend to the projections and should not be read as if they do.
The following table summarizes the combined unaudited results and financial forecasts provided to DFHT by CareMax and IMC:
($ in millions)	Pro Forma 2019	Pro Forma 2020E*	2021E*	2022E*	2023E*
Total Revenue	$290.8	$360.0	$512.4	$751.7	$992.0
Total Expenses	275.3	320.8	450.3	653.3	856.0
Adjusted EBITDA – Base	15.5	39.1	48.0	58.4	70.0
Adjusted EBITDA – Projected Acquisitions	—	—	14.0	40.0	65.9
Total Adjusted EBITDA	15.5	39.1	62.0	98.4	135.9
Total Pro Forma Adjustments	—	6.9	4.3	9.9	16.4
Pro Forma Adjusted EBITDA	15.5	46.1	66.3	108.3	152.3

*
Given the forward-looking nature of these non-GAAP projections, CareMax and IMC are unable, without unreasonable efforts, to provide a quantitative reconciliation of Adjusted EBITDA, to its most directly comparable GAAP financial measure because CareMax and IMC are unable to project certain reconciling items. There can be no assurances that any acquisitions will be identified or executed.

The below tables present the reconciliation from net loss (income) attributable to CareMax and IMC to Adjusted EBITDA for the period indicated:
$ in mm	FY19
Net Income(1)	($10.9)
Depreciation & Amortization	5.9
Interest Expense	10.2
Non-Recurring Expenses(2)	10.3
Prior Period Adjustments(3)	(2.2)
Historical Acquired Businesses Contribution	2.2
Adj. EBITDA	15.5

(1)
The Net Income provided in this chart corresponds to the audited financial statements of CareMax and IMC, individually, and not to the pro forma combined unaudited financial statements.

(2)
Comprised of professional fees primarily due to IMC Health's July 2019 recapitalization and non-recurring legal and Board fees; other adjustments include duplicative medical expenses, one-time salary and wage expenses, OAG fees, gains/losses on sales of fixed assets, asset impairments, paid-in-kind expenses, loss on extinguishment of debt and other non-recurring expenses.

(3)
Represents various out-of-period restatements for Medicare, Medicaid, Other Revenue and Operating Expenses.

DFHT, CareMax and IMC believe these non-GAAP measures of financial results provide information to management and investors regarding certain financial and business trends releating to the combined company’s financial condition and results of operations. DFHT, CareMax and IMC believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the combined company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of the combind company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recored in CareMax’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review CareMax’s audited financial statements, which are presented in this proxy statement, and not rely on any single financial measure to evaluate CareMax’s business.
This information should be read in conjunction with “CareMax Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “IMC Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the audited financial statements of CareMax and IMC elsewhere in this proxy statement.
Certain Interests of DFHT’s Directors and Officers and Others in the Business Combination
When considering our Board’s recommendation that our stockholders vote in favor of the approval of the Business Combination Proposal, our stockholders should be aware that our sponsor, directors and officers have interests in the Business Combination that may be different from, or in addition to, the interests of our stockholders. These interests include:
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the fact that our initial stockholders have entered into agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of our initial business combination;

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the fact that the other members of our management team have entered into agreements similar to the one entered into by our initial stockholders with respect to any public shares acquired by them in or after the Company’s IPO;

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the fact that our initial stockholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination by July 21, 2022. If we do not complete our initial business combination by July 21, 2022, the private placement warrants will expire worthless;

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the fact that our initial stockholders have agreed not to transfer, assign or sell any of their founder shares until the earlier to occur of: (i) one year after the completion of our initial business combination and (ii) the date following the completion of our initial business combination on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their common stock for cash, securities or other property. Notwithstanding the foregoing, if the closing price of our DFHT Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the founder shares will be released from the lockup. Subject to certain limited exceptions, the private placement warrants will not be transferable until 30 days following the completion of our initial business combination. Because each of our executive officers and director nominees will own common stock or warrants directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination;

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the fact that our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination;

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the fact that in no event will our sponsor or any of our existing officers or directors, or any of their respective affiliates, be paid by the company any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination;

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the fact that our initial stockholders have agreed to vote their founder shares and any public shares purchased during or after the Company’s IPO in favor of initial business combination, and Deerfield Partners agreed to vote the public shares it purchased in the Company’s IPO in favor of our initial business combination, subject to Deerfield Partners’ consent right with respect to our initial business combination.

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the fact that we have agreed not to complete a business combination without the consent of Deerfield Partners, which owns a significant interest in our sponsor, which consent Deerfield Partners indicated it would not provide if our proposed business combination were to be with a target that is not in the healthcare industry;

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the fact that the sponsor paid $25,000 for the founder shares and these shares will have a significantly higher value at the time of the business combination, and that, since the initial stockholders have waived their redemption rights and their rights to liquidating distributions from the trust account, as noted above, a transaction resulting in an increase in value for the initial stockholders but a loss in value for public stockholders will result in a total loss of investment for the initial stockholders if the transaction is not approved and an alternative business combination is not consummated;

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the fact that the initial stockholders (including entities controlled by DFHT’s officers and directors) have made an aggregate average investment per share of DFHT Common Stock of less than $0.01 as of the consummation of the Company’s IPO, and as a result of the significantly lower investment per share of the initial stockholders as compared with the investment per share of DFHT’s public stockholders, a transaction which results in an increase in the value of the investment of the initial stockholders may result in a decrease in the value of the investment of DFHT’s public stockholders;

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the fact that the sponsor paid $4,375,000 for its 2,916,667 private placement warrants, and if a business combination is not consummated by July 21, 2022, the proceeds from the sale of the private placement warrants will be used to fund the redemption of public shares (subject to the requirements of applicable law), and the private placement warrants will be worthless;

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the fact that if the trust account is liquidated, including if we are unable to complete an initial business combination within the required time period, the sponsor has agreed that it will be jointly and severally liable to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if the target business or vendor has not executed a waiver of any and all rights to seek access to the Trust Account;

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the anticipated appointment of our Executive Chairman as the Executive Chairman of the post-combination company;

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the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

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the fact that the sponsor and our officers and directors will lose their entire investment in us and will not be reimbursed for any out-of-pocket expenses or repaid the Working Capital Loans, if any, if an initial business combination is not consummated by July 21, 2022;

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the fact that at the signing of the Business Combination Agreement we entered into the Consent and Waiver Letter with the sponsor and Deerfield Partners, pursuant to which Deerfield Partners consented to the consummation of the Business Combination and the sponsor also waived any adjustment of the conversion provisions in Section 4.3(b)(ii) of the Current Charter that would, solely as a result of the consummation of the Business Combination, cause the DFHT Class B Common Stock to convert to DFHT Class A Common Stock at a ratio of greater than one-for-one upon consummation of the Business Combination; and

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the fact that at the signing of the Business Combination Agreement we entered into the Amended and Restated Registration Rights Agreement, to take effect upon the Closing, which provides for registration rights to the rights holders (including the initial stockholders and Deerfield Partners and the other parties thereto) and their permitted transferees.

Satisfaction of 80% Test
Our Board concluded that the Business Combination met all of the requirements disclosed in the prospectus for DFHT’s initial public offering with respect to DFHT’s initial business combination, including that the Business Combination had a fair market value of at least 80% of the balance of the funds in the Trust Account at the time of execution of the Business Combination Agreement.
Sources and Uses for the Business Combination
The following table summarizes the sources and uses for funding the transactions contemplated by the Business Combination Agreement. Where actual amounts are not known or knowable, the figures below represent CareMax and IMC’s of such amounts based on the balance sheet as of December 31, 2020.
Sources and Uses (no redemptions, in thousands)
Sources		Uses
DFHT Cash from Trust	$143,837	Cash to balance sheet	$206,729
PIPE Investments(1)	410,000	Cash to CareMax and IMC Members	317,863
New Debt	125,000	Debt repayment	103,802
		SPAC redemptions	—
		Deal expenses(2)	50,443
Total Sources	$678,837	Total Uses	$678,837

Sources and Uses (maximum redemptions, in thousands)
Sources		Uses
DFHT Cash from Trust	$143,837	Cash to balance sheet	$96,579
PIPE Investments(1)	410,000	Cash to CareMax and IMC Members	317,863
New Debt	125,000	Debt repayment	103,802
		SPAC redemptions	110,150
		Deal expenses(2)	50,443
Total Sources	$678,837	Total Uses	$678,837

(1)
Represents the issuance, in a private placement to be consummated in connection with the Closing, to the PIPE Investors of up to 41,000,000 shares of Class A Common Stock pursuant to the Deerfield Subscription Agreements and Third-Party Subscription Agreements..

(2)
Comprised of $12,000 PIPE transaction fees, $31,000 acquisition-related costs, $3,000 debt issuance costs and $4,443 underwriting commissions.

Board of Directors of the Combined Company Following the Business Combination
Upon consummation of the Business Combination, the combined company’s board of directors is expected to be comprised of six directors, with each Class I director having a term that expires at the combined company’s first annual meeting of stockholders, each Class II director having a term that expires at the combined company’s second annual meeting of stockholders and each Class III director having a term that expires at the combined company’s third annual meeting of stockholders, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death. Please see the section entitled “Management of the Combined Company Following the Business Combination” for additional information.
Name; Headquarters
The name of the combined company after the Business Combination will be CareMax, Inc. and its headquarters will be located at 8700 W. Flagler Street, Suite 400, Miami, Florida 33174.
Anticipated Accounting Treatment
In the business combination, DFHT will acquire all of the issued and outstanding equity interests of CareMax and IMC in exchange for a combination of cash and equity.
The acquisition of CareMax will be regarded as a reverse recapitalization in which CareMax is deemed to be the accounting acquirer. The acquisition of IMC will be regarded as a traditional business combination as it is the legal acquiree of DFHT.
As such, the assets, liabilities and non-controlling interests of IMC will be recognized at their acquisition date fair values. The assets and liabilities of DFHT will also be recognized at their acquisition date fair values. The assets and liabilities of CareMax will be recognized at their pre-combination carrying amounts except for the legal capital which will be adjusted to reflect the capital of DFHT.
CareMax will be the Registrant and continuing entity for financial reporting purposes. The financial statements will reflect the historical operations of CareMax except that comparative financial information will reflect the legal capital of DFHT.
Regulatory Matters
Under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), and the rules and regulations promulgated thereunder, certain transactions, including the Business Combination, may not be consummated until, among other things, pre-business combination notifications have been made and certain information has been furnished to the Federal Trade Commission (“FTC”) and the Antitrust Division of the Department of Justice (“Antitrust Division”), and certain waiting period requirements have expired or been terminated. Certain necessary pre-business combination notifications under the HSR Act were made on January 5, 2021 and the waiting period for such notifications expired on February 5, 2021.
At any time before or after consummation of the Business Combination, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result. None of the parties to the Business Combination are aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than with respect to the HSR Act. Under the Business Combination Agreement, any additional regulatory approvals or actions that are required will be promptly sought. There can be no assurance, however, that any additional approvals or actions will be obtained.
Vote Required for Approval
The approval of the Business Combination Agreement requires the affirmative vote of a majority of the votes cast by the holders of DFHT Common Stock, voting together as a single class, as of the Record Date, present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Broker non-votes or a failure to vote by proxy or in person (which would include presence at a virtual meeting) at the Special Meeting will have no effect on the approval of this proposal. The Business Combination Proposal is conditioned on the approval of each of the Nasdaq Stock Issuance Proposal and the Charter Amendment Proposal. If the Nasdaq Stock Issuance Proposal and the Charter Amendment Proposal are not approved, this proposal will have no effect, even if approved by our stockholders.
As of the Record Date, the initial stockholders beneficially owned 3,593,750 shares of DFHT Class B Common Stock entitled to vote at the Special Meeting. This represents approximately 20% of the total votes entitled to be cast at the Special Meeting. The initial stockholders have agreed to vote any shares of DFHT Class B Common Stock owned by them in favor of the Business Combination Proposal. The initial stockholders have not purchased any public shares.
Additionally, in connection with the IPO, Deerfield Partners agreed to vote the 3,360,000 public shares underlying the units it purchased in the IPO in favor of the Business Combination, subject to Deerfield Partners’ consent right.
Recommendation of the Board of Directors
DFHT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2 — APPROVAL OF THE NASDAQ STOCK ISSUANCE PROPOSAL
Assuming the Business Combination Proposal is approved, the consideration to be paid by DFHT in connection with the Business Combination will consist of: (i)  10,795,552 shares of DFHT Class A Common Stock to be issued to the equityholders of CareMax and (ii)  9,506,035 shares of DFHT Class A Common Stock to be issued to the equityholders of IMC. In addition, DFHT intends to issue an anticipated 10,000,000 shares of DFHT Class A Common Stock in the Deerfield PIPE Investments and 31,000,000 shares of DFHT Class A Common Stock in the Third-Party PIPE Investments.
The terms of the Business Combination and the PIPE Investments are complex and only briefly summarized above. For further information, please see the full text of the Business Combination Agreement, which is attached to this proxy statement as Annex A. The discussion herein is qualified in its entirety by reference to the Business Combination Agreement.
Why the Company Needs Stockholder Approval
We are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(a), (b) and (d).
Under Nasdaq Listing Rule 5635(a)(1), stockholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock (or securities convertible into or exercisable for common stock); or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Collectively, we may issue 20% or more of our outstanding DFHT Class A Common Stock or 20% or more of the voting power, in each case outstanding before the issuance, pursuant to the issuance of DFHT Class A Common Stock in connection with the Business Combination and the PIPE Investments.
Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance will result in a change of control of the issuer. Although the Nasdaq Stock Market has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), the Nasdaq Stock Market has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control.
Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.
Effect of Proposal on Current Stockholders
If the Nasdaq Stock Issuance Proposal is adopted and the Business Combination is consummated, (i) approximately 21,337,288 shares of DFHT Class A Common Stock will be issued in connection with the Business Combination, subject to cash and net working capital adjustments as provided in the Business Combination Agreement and up to 6,400,000 additional earnout shares, and (ii) we anticipate that 10,000,000 shares of DFHT Class A Common Stock will be issued in the Deerfield PIPE Investments and 31,000,000 shares of DFHT Class A Common Stock will be issued in the Third-Party PIPE Investments, which collectively represents approximately 478% of the 14,375,000 shares of DFHT Class A Common Stock outstanding on the date hereof. The issuance of such shares would result in significant dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company.
Vote Required for Approval
The approval of the Nasdaq Stock Issuance Proposal requires the affirmative vote of a majority of the votes cast by the holders of DFHT Common Stock, voting together as a single class, as of the Record Date, present in person (which would include presence at a virtual meeting) or represented by proxy at the

Special Meeting and entitled to vote thereon. Abstentions, broker non-votes and the failure to vote by proxy or in person (which would include presence at a virtual meeting) at the Special Meeting will have no effect on the approval of this proposal. This proposal is conditioned upon the approval of the Business Combination Proposal and the Charter Amendment Proposal. If the Business Combination Proposal and the Charter Amendment Proposal are not approved, this proposal will have no effect, even if approved by our stockholders.
Recommendation of the Board of Directors
DFHT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE NASDAQ STOCK ISSUANCE PROPOSAL.

PROPOSAL NO. 3 — APPROVAL OF THE CHARTER AMENDMENT PROPOSAL
Assuming the Business Combination Proposal is approved, we are seeking stockholder approval to adopt the Proposed Charter, which, if approved, would take effect upon the Closing. If the Business Combination Proposal is approved and the Business Combination is to be consummated, the Company will amend and restate the Current Charter with the Proposed Charter under the DGCL to:
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increase the total number of authorized shares of all classes of capital stock, par value of $0.0001 per share, from (a) 111,000,000 shares, consisting of (i) 110,000,000 shares of common stock, including 100,000,000 shares of Class A common stock and 10,000,000 shares of Class B common stock, and (ii) 1,000,000 shares of preferred stock, to (b) 261,000,000 shares, consisting of (i) 260,000,000 shares of common stock, par value $0.0001 per share, including 250,000,000 shares of Class A common stock and 10,000,000 shares of Class B common stock, and (ii) 1,000,000 shares of preferred stock, par value $0.0001 per share;

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provide that no holder of shares of DFHT Common Stock will be entitled to preemptive, subscription, conversation or redemption rights;

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provide that any director may resign at any time upon written notice to the Company;

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provide that, to the fullest extent permitted by the DGCL as it now exists or may be amended (but, in the case of any such amendment, only to the extent such amendment permits the Company to provide broader exculpation than permitted prior thereto), no director will be liable to the Company or its stockholders for monetary damages arising from a breach of fiduciary duty as a director; and

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provide for certain additional amendments, including, among other things, the following:

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changing the post-Business Combination Company’s corporate name from “Deerfield Healthcare Technology Acquisitions Corp.” to “CareMax, Inc.;” and

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eliminating references to effecting “a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination” from the purposes, powers and privileges provisions.

This summary is qualified by reference to the complete text of the Proposed Charter, a copy of which is attached to this proxy statement as Annex B. All stockholders are encouraged to read the Proposed Charter in its entirety for a more complete description of its terms.
This proposal is conditioned upon the approval and completion of the Business Combination Proposal; if the Business Combination Proposal is not approved, this proposal will have no effect, even if approved by DFHT stockholders.
Reasons for the Amendments
Each of these amendments was negotiated as part of the Business Combination. The Board’s reasons for proposing each of these amendments to the Charter are set forth below.
Increase of Authorized Shares of Capital Stock
Our Board believes that the greater number of authorized shares of capital stock is desirable for the combined company to have sufficient authorized but unissued shares of Class A common stock to complete the Business Combination and have additional authorized but unissued shares of Class A common stock available in the future to finance its business, acquire other businesses, form strategic partnerships and alliances and for stock dividends and stock splits. The Company does not currently have plans to issue any of these additional shares of Class A common stock and the Company cannot assure you as to whether it will or will not do so in the future.
Preemptive, Subscription, Conversion or Redemption Rights
Our Board believes that it is important to clarify the rights to which holders of shares of DFHT Common Stock are entitled.

Director Resignation
Our Board believes that clarifying directors’ ability to resign is useful to attract and retained qualified directors.
Limitation on Liability of Directors
The Proposed Charter will clarify that directors’ liability will be eliminated for monetary damages for any breach of fiduciary duty as a director to the fullest extent permitted by the DGCL as it now exists or may be amended (but, in the case of any such amendment, only to the extent such amendment permits the Company to provide broader exculpation than permitted prior thereto). Our Board believes this change helps to clarify limitations on director liability in the event that the DGCL is amended in the future and is useful to attract and retained qualified directors. Notwithstanding the foregoing, the limitation of liability provisions in the Proposed Certificate may discourage our stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors, even though such an action, if successful, might otherwise benefit DFHT and DFHT stockholders.
Other Amendments
Our Board believes that changing the post-Business Combination corporate name from “Deerfield Healthcare Technology Acquisitions Corp.” to “CareMax, Inc.” and modifying the purposes, powers and privileges provisions are desirable to reflect the Business Combination and to clearly identify the Company and its purposes, powers and privileges as the publicly traded entity.
Vote Required for Approval
This Charter Amendment Proposal will be approved and adopted in its entirety only if the holders of at least a majority of the outstanding shares of DFHT Common Stock, voting together as a single class, vote “FOR” the Charter Amendment Proposal. Broker non-votes, abstentions or the failure to vote by proxy or in person (which would include presence at a virtual meeting) at the Special Meeting will have the same effect as a vote “AGAINST” this proposal.
Approval of the Charter Amendment Proposal is conditioned on the approval of the Business Combination Proposal and the Nasdaq Stock Issuance Proposal at the Special Meeting. Additionally, the Nasdaq Stock Issuance Proposal is conditioned on the approval of both the Business Combination Proposal and the Charter Amendment Proposal. If the Business Combination Proposal and the Nasdaq Stock Issuance Proposal are not approved, this proposal will have no effect, even if approved by our stockholders.
Recommendation of the Board of Directors
DFHT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL AND THE PROPOSED CHARTER.

PROPOSAL NO. 4 — APPROVAL OF THE INCENTIVE PLAN PROPOSAL
We are seeking stockholder approval to adopt the CareMax, Inc. 2021 Long-Term Incentive Award Plan (the “2021 Plan”) and the material terms thereunder. The Board approved the 2021 Plan, subject to stockholder approval at the Stockholder Meeting. The 2021 Plan will become effective upon the later of (i) approval from DFHT stockholders, and (ii) the closing date of the Business Combination.
The 2021 Plan is described in more detail below. This summary is qualified by reference to the complete text of the 2021 Plan, a copy of which is attached to this proxy statement as Annex D. All stockholders are encouraged to read the 2021 Plan in its entirety for a more complete description of its terms.
This proposal is conditioned upon the approval and completion of the Business Combination; if the Business Combination Proposal is not approved, this proposal will have no effect, even if approved by DFHT stockholders.
The 2021 Plan
The purpose of the 2021 Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of stockholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in our company and providing a means of recognizing their contributions to our success. The Board believes that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified employees who help us meet our goals.
Summary of the 2021 Plan
This section summarizes certain principal features of the 2021 Plan. This summary is qualified by reference to the complete text of the 2021 Plan, a copy of which is attached to this proxy statement as Annex D.
Eligibility and Participation
The administrator selects the individuals who will participate in the 2021 Plan. Eligibility to participate is open to officers, directors and employees of, and other individuals who provide bona fide services to or for, us or any of our subsidiaries. The Board may also select as participants prospective officers, employees and service providers who have accepted an offer of employment or another service relationship from us or one of our subsidiaries. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with us. Following the Closing, the combined company is expected to have approximately five non-employee directors and 959 employees and other individual service providers who will be eligible to receive awards under the 2021 Plan.
Administration
The Board, or the duly appointed Compensation Committee of the Board, will be the administrator of the 2021 Plan. Except as provided otherwise under the 2021 Plan, the administrator has plenary authority to grant awards pursuant to the terms of the 2021 Plan to eligible individuals, determine the types of awards and the number of shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the 2021 Plan.
The Board may delegate to the officers and employees of the Company limited authority to perform administrative actions under the 2021 Plan to assist in its administration to the extent permitted by applicable law and stock exchange rules. With respect to any award to which Section 16 of the Exchange Act applies, the administrator shall consist of our Board. Any member of the administrator who does not meet the foregoing requirements shall abstain from any decision regarding an award and shall not be considered a member of the administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.

Shares Available Under the 2021 Plan
Our shares of DFHT Class A common stock issuable pursuant to awards under the 2021 Plan will be shares authorized for issuance under the Proposed Charter (assuming that the Business Combination Proposal, the Nasdaq Stock Issuance Proposal and the Charter Amendment Proposal are approved and the Business Combination closes). When the 2021 Plan first becomes effective, the number of shares of DFHT Class A common stock issuable pursuant to awards granted under the 2021 Plan (the “Share Pool”) will be equal to 7,000,000.
Adjustments to Share Pool.   Following the effective date of the 2021 Plan, the Share Pool will be adjusted as follows:
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The Share Pool will automatically increase on January 1, 2022 and each subsequent anniversary through 2031, by an amount equal to the smaller of (a) 4% of the number of shares of DFHT Class A common stock issued and outstanding on the immediately preceding December 31 (excluding shares granted under the 2021 Plan that remain unvested and subject to forfeiture as of the relevant December 31st) or (b) an amount determined by our Board.

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The Share Pool will be reduced by one share for each share of DFHT Class A common stock made subject to an award granted under the 2021 Plan;

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The Share Pool will be increased by the number of unissued shares of DFHT Class A common stock underlying or used as a reference measure for any award or portion of an award granted under the 2021 Plan that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares; and

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The Share Pool will be increased by the number of shares of DFHT Class A common stock that are forfeited back to us after issuance due to a failure to meet an award contingency or condition with respect to any award or portion of an award granted under our 2021 Plan.

In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting the Company or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting our capital structure, our Board will adjust the Share Pool proportionately to reflect the transaction or event. Similar adjustments will be made to the award limitations described below and to the terms of outstanding awards.
Types of Awards
The 2021 Plan enables the grant of unrestricted stock or restricted stock awards, performance shares, cash-based performance units, other stock-based awards, stock options, stock appreciation rights, and unrestricted stock unit or restricted stock unit awards, each of which may be granted separately or in tandem with other awards.
Restricted Stock.   Awards of restricted stock are actual shares of DFHT Class A common stock that are issued to a participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses.
Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned solely on continued service over a period of time will be deferred for payment to such later date as determined by the administrator, and may be paid in cash or as unrestricted shares of DFHT Class A common stock or may be reinvested in additional shares of restricted stock. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned on satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable performance goal related and/or vesting to such shares of restricted stock has been satisfied.

Restricted Stock Units.   An award of restricted stock units represents a contractual obligation of the Company to deliver a number of shares of DFHT Class A common stock, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until shares of DFHT Class A common stock are issued to the participant in settlement of stock units, the participant shall not have any rights of a stockholder of the Company with respect to the stock units or the shares issuable thereunder. Vesting of restricted stock units may be subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related or other service-based restriction to such restricted stock units has been satisfied.
Performance Shares and Performance Units.   An award of performance shares, as that term is used in the 2021 Plan, refers to shares of DFHT Class A common stock or stock units that are expressed in terms of DFHT Class A common stock, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of performance units, as that term is used in the 2021 Plan, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than DFHT Class A common stock, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether performance shares and performance units will be settled or paid in cash or shares of DFHT Class A common stock or a combination of both, or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.
The administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or performance units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or performance units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or performance units will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the administrator so permits, that meets the requirements of Section 409A of the Code.
Performance goals applicable to performance-based awards are based on performance metrics selected by the administrator. For this purpose, performance metrics mean any criteria established by the administrator, including but not limited to, the following, as it may apply to individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:
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Earnings or Profitability Metrics:   any derivative of investment advisory revenue; mutual fund servicing revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; combined ratio; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;

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Return Metrics:   any derivative of return on investment, assets, equity or capital (total or invested);

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Investment Metrics:   relative risk-adjusted investment performance; investment performance of assets under management;

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Cash Flow Metrics:   any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;

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Liquidity Metrics:   any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios);

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Stock Price and Equity Metrics: any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); and/or

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Other: other performance-based metrics as determined by the Board.

Other Stock-Based Awards.   The administrator may from time to time grant to eligible individuals awards in the form of DFHT Class A common stock or any other award that is valued in whole or in part by reference to, or is otherwise based upon, shares of DFHT Class A common stock, including without limitation dividend equivalents and convertible debentures (Other Stock-Based Awards). Other Stock-Based Awards in the form of dividend equivalents may be (A) awarded on a free-standing basis or in connection with another award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the participant, including the reinvestment of such credited amounts in DFHT Class A common stock equivalents, to be paid on a deferred basis, and (C) settled in cash or DFHT Class A common stock as determined by the administrator; provided, however, that dividend equivalents payable on Other Stock-Based Awards that are granted as a performance award or restricted award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until the applicable performance goal or service-based restrictions related to such Other Stock-Based Awards has been satisfied, as applicable. Any such settlements, and any such crediting of dividend equivalents, may be subject to such conditions, restrictions and contingencies as the administrator may establish.
Stock Options and Stock Appreciation Rights.   Stock options represent a right to purchase a specified number of shares of DFHT Class A common stock from us at a specified price during a specified period of time. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of the Company or its subsidiaries may receive tax-qualified incentive stock options within the U.S. The administrator may establish sub-plans under the 2021 Plan through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the U.S. Stock appreciation rights represent the right to receive an amount in cash, shares of DFHT Class A common stock or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award. All stock options and stock appreciation rights must have a term of no longer than ten years’ duration. Stock options and stock appreciation rights generally must have an exercise price equal to or above the fair market value of our shares of DFHT Class A common stock on the date of grant except as provided under applicable law or with respect to stock options and stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by us or an affiliate or with which we or our affiliate combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. As of April 29, 2021, the Record Date, the fair market value of a share of DFHT Class A common stock shares was $12.50 as reported on the NASDAQ.
Prohibition on Reload Options.   The administrator is prohibited from granting stock options under the 2021 Plan that contain a reload or replenishment feature. A reload or replenishment feature means that if an option holder delivers shares of DFHT Class A common stock to us in payment of the exercise price or any tax withholding obligation upon exercise of an outstanding stock option, we grant to that option holder a new at-the-market option for the number of shares that he or she delivered.
Prohibition on Repricing.   Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of stock options and stock appreciation rights granted under the 2021 Plan may not be amended, after the date of grant, to reduce the exercise price of such stock options or stock appreciation rights, nor may outstanding stock options or stock appreciation rights be canceled in exchange for (i) cash, (ii) stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original outstanding stock options or stock appreciation rights, or (iii) other awards, unless such action is approved by our stockholders.

Award Limitations
The following limitations on awards are imposed under the 2021 Plan:
ISO Award Limit.   The maximum number of shares of DFHT Class A common stock that may be issued in connection with awards granted under the 2021 Plan that are intended to qualify as incentive stock options under Section 422 of the Code is equal to 7,000,000.
Adjustments to Awards for Corporate Transactions and Other Events
Mandatory Adjustments.   In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting us (a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company, the administrator will make such equitable and appropriate substitutions or proportionate adjustments to:
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the aggregate number and kind of shares of DFHT Class A common stock or other securities on which awards under the 2021 Plan may be granted to eligible individuals;

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the maximum number of shares of DFHT Class A common stock or other securities that may be issued with respect to incentive stock options granted under the 2021 Plan;

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the number of shares of DFHT Class A common stock or other securities covered by each outstanding award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding award; and

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all other numerical limitations relating to awards, whether contained in the 2021 Plan or in award agreements.

Discretionary Adjustments.   In addition to the adjustments specified above, in the case of Corporate Events, the administrator may make such other adjustments to outstanding awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such awards, (ii) the substitution of securities or other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the shares of DFHT Class A common stock subject to outstanding awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the administrator, of the surviving or successor entity or a parent thereof. The administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes.
Treatment of Awards upon Dissolution or Liquidation or a Change in Control
Dissolution or Liquidation.   Unless the administrator determines otherwise, all awards outstanding under the 2021 Plan will terminate upon the dissolution or liquidation of the Company.
Change in Control.   Outstanding Awards will terminate upon the effective time of a “Change in Control” unless provision is made in connection with the transaction for the continuation or assumption of such awards by, or for the issuance therefor of substitute awards of, the surviving or successor entity or a parent thereof. Solely with respect to awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable award agreement: (i) the outstanding awards of stock options and stock appreciation rights that will terminate upon the effective time of the change in control will, immediately before the effective time of the change in control, become fully exercisable and the holders of such Awards will be permitted, immediately before the change in control, to exercise the Awards; (ii) the outstanding shares of restricted stock the vesting or restrictions on which are then solely time-based and not subject to achievement of performance goals will, immediately before the effective time of the change in control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture; (iii) the outstanding shares of restricted stock the vesting or restrictions on which are then subject to and pending achievement of performance goals shall, immediately before the effective time of the change in control and unless the award agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a change in control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement; (iv) the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of performance goals shall, immediately before the effective time of the change in control, become fully earned and vested and shall be settled in cash or shares of DFHT Class A common stock (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and (v) the outstanding restricted stock units, performance shares and performance units the vesting, earning or settlement of which is then subject to and pending achievement of performance goals shall, immediately before the effective time of the change in control and unless the award agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a change in control, become vested and earned in such amounts as if the applicable performance goals for the unexpired performance period had been achieved at the target level set forth in the applicable award agreement and shall be settled in cash or shares of DFHT Class A common stock (consistent with the terms of the award agreement after taking into account the effect of the change in control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.
Under the terms of the 2021 Plan, a change in control is generally defined as (i) any acquisition by a person or entity of more than 50% of the total voting power of the Company’s stock, with certain exceptions, (ii) a contested change in the majority of the members of the Board within a 12-month period or (iii) acquisition by a person or entity over a 12-month period of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the Company immediately prior to such acquisitions.
Amendment and Termination
The Board may terminate, amend or modify the 2021 Plan or any portion of it at any time, subject to such restrictions on amendments and modifications as may apply under applicable laws or listing rules. No such amendment may be made without the approval of our stockholders, however, to the extent such amendment would (i) materially increase the benefits accruing to participants under the 2021 Plan, (ii) materially increase the number of shares of DFHT Class A common stock which may be issued under the 2021 Plan or to a participant, (iii) materially expand the eligibility for participation in the 2021 Plan, (iv) eliminate or modify the prohibition on repricing of stock options and stock appreciation rights, (v) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (vi) modify the limitation on the issuance of reload or replenishment options.
The 2021 Plan is scheduled to expire ten years after it is approved by the Board.
Compliance with Listing Rules
While shares are listed for trading on any stock exchange or market, our Board agrees that it will not make any amendments, issue any awards or take any action under the 2021 Plan unless such action complies with the relevant listing rules.
Material U.S. Federal Income Tax Consequences of the 2021 Plan
The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the 2021 Plan, based upon the provisions of the Code as of the date of this proxy statement, for the purposes of stockholders considering how to vote on this proposal. It is not intended as tax guidance to participants in the 2021 Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.

Stock Options and Stock Appreciation Rights.   The grant of a stock option or stock appreciation right generally has no income tax consequences for a participant or the Company. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or the Company, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or stock appreciation right equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. We should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or stock appreciation right.
If a participant holds the shares acquired under an incentive stock option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss. If the shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (1) the amount realized upon the disposition and (2) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares. Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction by us for federal income tax purposes. Any disposition of shares acquired under a nonqualified stock option or a stock appreciation right will generally result only in capital gain or loss for the participant, which may be short- or long-term, depending upon the holding period for the shares.
Full Value Awards.   Any cash and the fair market value of any shares of DFHT Class A common stock received by a participant under a full value award are generally includible in the participant’s ordinary income. In the case of restricted stock awards, this amount is includible in the participant’s income when the awards vest, unless the participant has filed an election with the IRS to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any shares of DFHT Class A common stock received by a participant are includible in income when the awards are paid.
Deductibility of Compensation.   The Company generally is entitled to a deduction equal to the amount included in the ordinary income of participants and does not receive a deduction for amounts that are taxable to participants as capital gain.
New Plan Benefits
No awards have been previously granted under the 2021 Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this proxy statement because participation and the types of awards that may be granted under the 2021 Plan are subject to the discretion of the administrator. Consequently, no New Plan Benefits Table is included in this proxy statement.
Vote Required for Approval
This Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast by the holders of DFHT Common Stock, voting together as a single class, as of the Record Date, present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Broker non-votes, abstentions or the failure to vote by proxy or in person (which would include presence at a virtual meeting) at the Special Meeting will have no effect on the vote for this proposal.
Approval of the Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal. If the Business Combination Proposal is not approved, this proposal will have no effect, even if approved by our stockholders.
Recommendation of the Board of Directors
DFHT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

The existence of financial and personal interests of one or more of DFHT’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of DFHT and its stockholders and what he, she or they may believe is best for himself or themselves in determining to recommend that stockholders vote for the proposals. In addition, DFHT’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “Business Combination Proposal — Certain Interests of DFHT’s Directors and Officers and Others in the Business Combination” for a further discussion of these considerations.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Business Combination Proposal, the Nasdaq Stock Issuance Proposal, the Charter Amendment Proposal or the Incentive Plan Proposal, or we determine that one or more of the closing conditions under the Business Combination is not satisfied or waived. In no event will our Board adjourn the Special Meeting or consummate the Business Combination beyond the date by which it may properly do so under the Current Charter and Delaware law.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Business Combination Proposal.
Required Vote
Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of DFHT Common Stock, voting together as a single class, as of the Record Date, present in person (which would include presence at a virtual meeting) or represented by proxy at the Special Meeting and entitled to vote thereon. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals. Broker non-votes and abstentions at the Special Meeting will have no effect on the approval of this proposal.
Recommendation of the Board of Directors
DFHT’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

OTHER INFORMATION RELATED TO DFHT
General
DFHT is a newly organized blank check company incorporated in May 2020 as a Delaware corporation formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to executing the Business Combination Agreement, DFHT’s efforts were limited to organizational activities, completion of its IPO and the evaluation of possible business combinations.
Initial Public Offering
On July 21, 2020, DFHT consummated its IPO of 14,375,000 units, including the issuance of 1,875,000 units as a result of the underwriters’ exercise of their over-allotment option in full. Each unit consists of one share of DFHT Class A Common Stock and one-fifth of one redeemable warrant of DFHT, with each public warrant entitling the holder thereof to purchase one share of DFHT Class A Common Stock for $11.50 per share, subject to adjustment. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $143,750,000.
Simultaneously with the closing of the IPO, DFHT completed the private placement of an aggregate of 2,916,667 private placement warrants to the sponsor at a purchase price of $1.50 per private placement warrant, generating gross proceeds to DFHT of $4,375,000. The private placement warrants are identical to the public warrants sold in the IPO, except that the private placement warrants, so long as they are held by the sponsor or its permitted transferees, (i) are not redeemable by DFHT, (ii) may not (including the DFHT Class A Common Stock issuable upon exercise of such private placement warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of DFHT’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the private placement warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.
In addition, DFHT also entered into a letter agreement with Deerfield Partners pursuant to which DFHT agreed to not complete a business combination without the consent of Deerfield Partners, which consent Deerfield Partners indicated it would not provide if DFHT’s proposed initial business combination were to be with a target that is not primarily engaged in the healthcare industry. Deerfield Partners has waived this consent right in connection with the Business Combination.
A total of $143,750,000, comprised of $141,211,000 of the proceeds from the IPO (which amount includes $4,443,250 of the underwriters’ deferred discount) and $2,539,000 of the proceeds of the sale of the private placement warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to DFHT to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of DFHT Class A Common Stock included in the units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Current Charter to modify the substance or timing of DFHT’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination by July 21, 2022 or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination by July 21, 2022, subject to applicable law.
On December 18, 2020, DFHT announced that it had entered into the Business Combination Agreement and certain related agreements. See the sections titled “Proposal No. 1 — Approval of the Business Combination Proposal — The Business Combination Agreement” and “Proposal No. 1 — Approval of the Business Combination Proposal — Related Agreements.”
Selection of Target Businesses and Structuring to Initial Business Combination
Nasdaq rules require that DFHT must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account) at the time of DFHT signing a definitive agreement in connection with its initial business combination. Our Board has determined that the Business Combination meets the 80% test. DFHT has determined that it will only complete a business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act.
Liquidation if No Initial Business Combination
The Current Charter provides that DFHT will have until July 21, 2022 to complete its initial business combination. If DFHT does not complete its initial business combination by such date, DFHT will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DFHT to fund its working capital requirements (subject to an annual limit of $500,000) (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DFHT’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to DFHT’s warrants, which will expire worthless if DFHT fail to complete its initial business combination within the 24-month time period.
DFHT’s initial stockholders have entered into a letter agreement with DFHT, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to any founder shares they hold if DFHT fails to complete its initial business combination by July 21, 2022. However, if DFHT’s initial stockholders, sponsor or management team acquire public shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if DFHT fails to complete its initial business combination by such date, and Deerfield Partners will be entitled to liquidating distributions from the Trust Account with respect to any public shares purchased by them in or after the IPO (which includes the 3,360,000 public shares underlying the units it purchased in the IPO).
DFHT’s initial stockholders have agreed, pursuant to a letter agreement with DFHT, that they will not propose any amendment to the Current Charter to modify the substance or timing of its obligation to redeem 100% of the public shares if it does not complete its initial business combination by July 21, 2022 or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity, unless DFHT provides its public stockholders with the opportunity to redeem their public shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DFHT to fund its working capital requirements (subject to an annual limit of $500,000) and/or to pay its taxes, divided by the number of then outstanding public shares. However, DFHT may not redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. If this optional redemption right is exercised with respect to an excessive number of public shares such that DFHT cannot satisfy the net tangible asset requirement, DFHT would not proceed with the amendment or the related redemption of its public shares at such time.
DFHT expects that all costs and expenses associated with implementing its plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the approximately $750,000 of proceeds held outside the Trust Account, although DFHT cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing DFHT’s plan of dissolution, to the extent that there is any interest accrued in the Trust Account not required to pay taxes, DFHT may request the trustee to release to DFHT an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.
If DFHT were to expend all of the net proceeds of its IPO and the sale of the private placement warrants, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account and any tax payments or expenses for the dissolution of the trust, the per-share redemption amount received by stockholders upon DFHT’s dissolution would be approximately $10.00.
The proceeds deposited in the Trust Account could, however, become subject to the claims of DFHT’s creditors which would have higher priority than the claims of DFHT’s public stockholders. DFHT cannot assure you that the actual per-share redemption amount received by stockholders will not be substantially less than $10.00. Under Section 281(b) of the DGCL, DFHT’s plan of dissolution must provide for all claims against DFHT to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before DFHT makes any distribution of its remaining assets to DFHT stockholders. While DFHT intends to pay such amounts, if any, DFHT cannot assure you that it will have funds sufficient to pay or provide for all creditors’ claims.
Although DFHT will seek to have all vendors, service providers, prospective target businesses and other entities with which it does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of DFHT’s public stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against DFHT’s assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, DFHT’s management will consider whether competitive alternatives are reasonably available to it and will only enter into an agreement with such third party if management believes that such third party’s engagement would be in the best interests of the company under the circumstances. Examples of possible instances where DFHT may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. The underwriters of the IPO will not execute agreements with DFHT waiving such claims to the monies held in the Trust Account. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with DFHT and will not seek recourse against the Trust Account for any reason. In order to protect the amounts held in the Trust Account, the sponsor has agreed that it will be liable to DFHT if and to the extent any claims by a third party for services rendered or products sold to DFHT, or a prospective target business with which DFHT has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under DFHT’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, DFHT has not asked the sponsor to reserve for such indemnification obligations, nor has DFHT independently verified whether the sponsor has sufficient funds to satisfy its indemnity obligations and DFHT believes that the sponsor’s only assets are securities of DFHT. Therefore, DFHT cannot assure you that the sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for the initial business combination and redemptions could be reduced to less than $10.00 per public share. In such event, DFHT may not be able to complete an initial business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of DFHT’s officers or directors will indemnify DFHT for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and the sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, DFHT’s independent directors would determine whether to take legal action against the sponsor to enforce its indemnification obligations. While DFHT currently expects that its independent directors would take legal action on DFHT’s behalf against the sponsor to enforce its indemnification obligations to DFHT, it is possible that DFHT’s independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, DFHT cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per share.
DFHT will seek to reduce the possibility that the sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which DFHT does business execute agreements with it waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. The sponsor will also not be liable as to any claims under DFHT’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. DFHT has access to up to approximately $750,000 from the proceeds of the IPO with which to pay any such potential claims (including costs and expenses incurred in connection with DFHT’s liquidation, currently estimated to be no more than approximately $100,000). In the event that DFHT liquidates and it is subsequently determined that the reserve for claims and liabilities is insufficient, stockholders who received funds from the Trust Account could be liable for claims made by creditors.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of the Trust Account distributed to DFHT’s public stockholders upon the redemption of DFHT’s public shares in the event DFHT does not complete the Business Combination or another business combination by July 21, 2022 may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
Furthermore, if the pro rata portion of the Trust Account distributed to DFHT’s public stockholders upon the redemption of DFHT’s public shares in the event DFHT does not complete the Business Combination or another initial business combination by July 21, 2022, is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution. If DFHT does not complete the Business Combination or another initial business combination by July 21, 2022, DFHT will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to DFHT to fund its working capital requirements (subject to an annual limit of $500,000) (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DFHT’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, it is DFHT’s intention to redeem its public shares as soon as reasonably possible following July 21, 2022 and, therefore, DFHT does not intend to comply with those procedures. As such, DFHT stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of DFHT stockholders may extend well beyond the third anniversary of such date.
Because DFHT will not be complying with Section 280, Section 281(b) of the DGCL requires it to adopt a plan, based on facts known to DFHT at such time that will provide for its payment of all existing and pending claims or claims that may be potentially brought against DFHT within the subsequent 10 years. However, because DFHT is a blank check company, rather than an operating company, and its operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from its vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. As described above, pursuant to the obligation contained in its underwriting agreement, DFHT will seek to have all vendors, service providers, prospective target businesses or other entities with which DFHT does business execute agreements with DFHT waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account. As a result of this obligation, the claims that could be made against DFHT are significantly limited and the likelihood that any claim that would result in any liability extending to the Trust Account is remote. Further, the sponsor may be liable only to the extent necessary to ensure that the amounts in the Trust Account are not reduced below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest withdrawn to pay taxes and will not be liable as to any claims under DFHT’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, the sponsor will not be responsible to the extent of any liability for such third-party claims.
If DFHT files a bankruptcy petition or an involuntary bankruptcy petition is filed against DFHT that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in DFHT’s bankruptcy estate and subject to the claims of third parties with priority over the claims of DFHT stockholders. To the extent any bankruptcy claims deplete the Trust Account, DFHT cannot assure you DFHT will be able to return $10.00 per share to its public stockholders. Additionally, if DFHT files a bankruptcy petition or an involuntary bankruptcy petition is filed against DFHT that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by its stockholders. Furthermore, our Board may be viewed as having breached its fiduciary duty to its creditors and/or may have acted in bad faith, and thereby exposing itself and DFHT to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. DFHT cannot assure you that claims will not be brought against DFHT for these reasons.
DFHT’s public stockholders will be entitled to receive funds from the Trust Account only (i) in the event of the redemption of DFHT’s public shares if DFHT does not complete its initial business combination by July 21, 2022, (ii) in connection with a stockholder vote to amend the Current Charter to modify the substance or timing of its obligation to redeem 100% of DFHT’s public shares if DFHT does not complete its initial business combination by July 21, 2022 or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity or (iii) if they redeem their respective shares for cash upon the completion of DFHT’s initial business combination. In no other circumstances will a stockholder have any right or interest of any kind to or in the Trust Account. A stockholder’s voting in connection with the Business Combination will not result in a stockholder’s redeeming its shares to DFHT for an applicable pro rata share of the Trust Account. Such stockholder must have also exercised its redemption rights described above. These provisions of the Current Charter, like all provisions of the Current Charter, may be amended with a stockholder vote.
Employees
DFHT has three executive officers: Richard Barasch, Steven Hochberg and Christopher Wolfe. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until DFHT has completed its initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for the initial business combination and the stage of the business combination process we are in. DFHT does not intend to have any full time employees prior to the completion of the initial business combination.

Facilities
DFHT currently utilizes office space at 345 Park Ave South, New York, New York 10010 from the sponsor and the members of its management team. DFHT considers its current office space adequate for its current operations.
Directors and Executive Officers
DFHT’s directors and executive officers are as follows:
Name	Age	Position
Richard Barasch	67	Executive Chairman
Steven Hochberg	59	President, Chief Executive Officer and Director
Christopher Wolfe	40	Chief Financial Officer and Secretary
Dr. Peter J. Fitzgerald	63	Director
Dr. Linda Grais	64	Director
Hon. Dr. David J. Shulkin	60	Director
Richard Barasch has served DFHT’s Chairman since May 2020 and served as the Chairman and Chief Executive Officer of DFB Healthcare Acquisitions Corp. (“DFB”) from its formation until the closing of its initial business combination with AdaptHealth Corp., which Mr. Barasch currently serves as Chairman. In addition, Mr. Barasch is Executive Chairman of DFP Healthcare Acquisitions Corp. (“DFP”). Mr. Barasch was Chief Executive Officer of Universal American Corp., a publicly-traded health insurance and services company focused on the senior market and government programs, from 1995 until Universal American’s acquisition by WellCare Health Plans in May 2017. Mr. Barasch has developed an extensive network of contacts throughout the healthcare industry and speaks regularly at industry conferences as a healthcare services expert. He is currently founding partner of RAB Ventures, formed to invest in growth healthcare companies, Chairman of HouseWorks LLC and Co-Chairman of ELMC Risk Management Inc. He is on the Board of Advisors of the Health Policy and Management program at the Columbia University Mailman School of Public Health, where he is also an Assistant Adjunct Professor, and the Brown School of Public Health. He also serves on the Board of Trustees of the Maimonides Medical Center in Brooklyn, New York. Mr. Barasch graduated from Swarthmore College and Columbia University Law School. Mr. Barasch was selected to serve on the board of directors due to his significant experience managing and investing in healthcare companies.
Steven Hochberg has been DFHT’s President and Chief Executive Officer since May 2020. A partner in the private transactions group at Deerfield Management, Deerfield Management Company, L.P., a Delaware series limited partnership (Series C) and its affiliates (“Deerfield Management”); Mr. Hochberg joined Deerfield Management in 2013 to work on structured transactions. Mr. Hochberg has been a co-founder and manager of many healthcare companies, including DFB and DFP, and he led the merger of two New York City-based hospital systems, which created a healthcare delivery system in New York City with revenues in excess of $5 billion. Mr. Hochberg currently serves as the President and Chief Executive Officer of DFP. Mr. Hochberg has also led investments in more than 55 healthcare companies, including rollups of companies within the services and the medtech sectors. Since 2004, Mr. Hochberg has managed Ascent Biomedical Ventures, a leading venture capital firm he co-founded focused on early stage investment and development of biomedical companies. Since 2011, Mr. Hochberg had been the Chairman of the Board of Continuum Health Partners until its merger with Mount Sinai in 2013, where he is a Vice Chairman of the Icahn School of Medicine at Mt. Sinai and the Mount Sinai Health System, a non-profit healthcare integrated delivery system in New York City with over $7 billion in combined annual revenues. Mr. Hochberg serves on the board of Solar Capital and Solar Senior Capital, two publicly-traded business development companies and Solar’s private Business Development Corporation. Mr. Hochberg is also a member of the board of the Cardiovascular Research Foundation, a non-profit organization focused on advancing new technologies and education in the field of cardiovascular medicine. Mr. Hochberg graduated from the University of Michigan and earned his M.B.A. from Harvard Business School. Mr. Hochberg was selected to serve on the board of directors due to his significant experience managing and investing in healthcare companies.

Christopher Wolfe has served as DFHT’s Chief Financial Officer and Secretary since May 2020. Mr. Wolfe currently serves as the Chief Financial Officer and Secretary of DFP. Mr. Wolfe was a partner of Capital Z Partners, a middle market private equity firm, from June 2003 until December 2017. He was responsible for sourcing, structuring, execution and monitoring of private equity transactions across a variety of verticals. Mr. Wolfe served on the board of directors of Universal American Corp. from 2009 to 2014. Prior to joining Capital Z in 2003, Mr. Wolfe worked in the mergers and acquisitions group at Credit Suisse First Boston. Mr. Wolfe graduated magna cum laude from Harvard College.
Dr. Peter J. Fitzgerald has served as a director since July 2020. Dr. Fitzgerald, an interventional cardiologist with a Ph.D. in engineering, currently serves as the Director of the Center for Cardiovascular Innovation. Dr. Fitzgerald has also served as the Director of Cardiovascular Core Analysis Lab at Stanford University School of Medicine since 1997. Dr. Fitzgerald is a professor in the Department of Medicine and Engineering at Stanford. From 2004 until 2018, Dr. Fitzgerald served as the Director of the Center for Cardiovascular Technology. Dr. Fitzgerald also served as the Co-Director at the Center for Research in Cardiovascular Interventions from 1994 until 2004. Dr. Fitzgerald has been the principle and/or founder of twenty-one medical device companies, fourteen of which he transitioned from start-ups to large medical device companies. In 2009, Dr. Fitzgerald co-founded TriVentures in Israel, a venture fund focused on early-mid stage medical technology and digital healthcare. Dr. Fitzgerald was also on the founding team of LVP Capital in 2001, a venture firm focused on medical device and biotechnology start-ups. Dr. Fitzgerald graduated from Santa Clara University after which he earned his M.S. in Electrical System Engineering at Rensselaer Polytechnic Institute. Dr. Fitzgerald also earned his M.D. at Dartmouth Medical School and his Ph.D. in Biomedical Engineering at Dartmouth College, Thayer School of Engineering. Dr. Fitzgerald was selected to serve on the board of directors due to his significant experience in healthcare technology and strategic consulting.
Dr. Linda Grais has served as a director since July 2020. Dr. Grais currently serves as a board member at the following biopharma companies: PRA Health Sciences (Nasdaq: PRAH), Corvus Pharmaceuticals (Nasdaq: CRVS), Zosano Pharma (Nasdaq: ZSAN) and Arca Biopharma (Nasdaq: ABIO). Dr. Grais also serves as a board member of several non-profit organizations, including Gladstone Institutes, Research Bridge Partners and PartnersGlobal. Dr. Grais was the president and chief executive officer of Ocera Therapeutics, Inc. from 2012 until 2018. From 2005 until 2011, Dr. Grais was a partner at InterWest Partners. Prior to joining InterWest Partners, Dr. Grais founded and served as the executive vice president at Structural GenomiX, Inc. from 1997 until 2004. Dr. Grais was also a corporate attorney at Wilson Sonsini Goodrich & Rosati from 1993 until 1997, and was an assistant professor in the Department of Internal Medicine at the University of California, San Francisco from 1988 until 1990. Dr. Grais graduated from Yale University after which she attended Yale Medical School. Dr. Grais also earned her J.D. from Stanford Law School. Dr. Grais was selected to serve on the board of directors due to her significant management experience in healthcare and technology industries.
Hon. David J. Shulkin, M.D. has served as a director since May 2020. Dr. Shulkin served as the ninth United States Secretary of Veterans Affairs from February 2017 to March 2018 and the Under Secretary of Veterans Affairs for Health from July 2015 to February 2017. Prior to coming to such appointments, Dr. Shulkin was a healthcare executive, having served as chief executive of leading hospitals and health systems including Beth Israel in New York City and Morristown Medical Center in Northern New Jersey. Dr. Shulkin has also held numerous physician leadership roles including the Chief Medical Officer of the University of Pennsylvania Health System, the Hospital of the University of Pennsylvania, Temple University Hospital, and the Medical College of Pennsylvania Hospital. Dr. Shulkin has held academic positions including the Chairman of Medicine and Vice Dean at Drexel University School of Medicine. As an entrepreneur, Dr. Shulkin founded and served as the Chairman and CEO of DoctorQuality one of the first consumer-orientated sources of information for quality and safety in healthcare. He has served on boards of managed care companies, technology companies, and health care organizations. Dr. Shulkin was the 2018 University of Pennsylvania Leonard Davis Institute Distinguished Health Policy Fellow. He is board-certified internist. He received his medical degree from the Medical College of Pennsylvania, his internship at Yale University School of Medicine, and a residency and Fellowship in General Medicine at the University of Pittsburgh Presbyterian Medical Center. He received advanced training in outcomes research and economics as a Robert Wood Johnson Foundation Clinical Scholar at the University of Pennsylvania.

Dr. Shulkin was selected to serve on the board of directors due to his significant management experience in the healthcare and technology industries.
Executive Compensation and Director Compensation
None of DFHT’s executive officers or directors have received any cash compensation for services rendered to DFHT. From July 21, 2020 through the earlier of consummation of DFHT’s initial business combination and its liquidation, DFHT will pay (i) its Chief Financial Officer $7,500 per month for his services and (ii) the sponsor $10,000 per month for office space, secretarial and administrative services provided to members of its management team. In addition, the sponsor, DFHT’s executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on DFHT’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. DFHT’s audit committee will review on a quarterly basis all payments that were made to the sponsor, DFHT’s executive officers or directors, or DFHT or its affiliates. Any such payments prior to an initial business combination will be made from funds held outside the Trust Account. Other than quarterly audit committee review of such reimbursements, DFHT does not expect to have any additional controls in place governing DFHT’s reimbursement payments to its directors and executive officers for their out-of-pocket expenses incurred in connection with DFHT’s activities on DFHT’s behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to the sponsor, DFHT’s executive officers and directors, or any of their respective affiliates, prior to completion of its initial business combination.
Number and Terms of Office of Officers and Directors
Our Board consists of five members is divided into three classes with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to its first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, DFHT is not required to hold an annual meeting until one year after its first fiscal year end following its listing on Nasdaq. The term of office of the first class of directors, consisting of Dr. Linda Grais and Hon. Dr. David J. Shulkin, will expire at the first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Barasch and Hochberg, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Dr. Peter J. Fitzgerald, will expire at the third annual meeting of stockholders.
The officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. The Board is authorized to appoint officers as it deems appropriate pursuant to the Current Charter.
Director Independence
Nasdaq listing standards require that a majority of the Board be independent within one year of DFHT’s initial public offering. The Board has determined that Drs. Fitzgerald, Grais and Shulkin are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. DFHT’s independent directors will have regularly scheduled meetings at which only independent directors are present.
Legal Proceedings
There is no material litigation, arbitration or governmental proceeding currently pending against DFHT or any members of DFHT’s management team in their capacity as such.
Periodic Reporting and Audited Financial Statements
DFHT has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the Securities and Exchange Commission. In accordance with the requirements of the Exchange Act, DFHT’s annual reports contain consolidated financial statements audited and reported on by DFHT’s independent registered public accounting firm.

DFHT MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion and analysis should be read in conjunction with the consolidated financial statements and related notes of Deerfield Healthcare Technology Acquisitions Corp. included elsewhere in this report. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” contained elsewhere in this proxy statement.
References to the “Company,” “us” or “we” refer to Deerfield Healthcare Technology Acquisitions Corp. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the condensed financial statements and the notes thereto contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.
On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance on July 21, 2020, our warrants were accounted for as equity within our balance sheet, and after discussion and evaluation, including with our independent registered public accounting firm and the Audit Committee of our Board of Directors, and taking into consideration the SEC Staff Statement, we have concluded that our warrants should be presented as liabilities with subsequent fair value remeasurement.
As a result of the foregoing, on April 26, 2021, the Audit Committee, in consultation with the Company’s management, concluded that the Company’s previously issued financial statements for the period from May 8, 2020 through December 31, 2020 (collectively, the “Affected Periods”) should be restated because of a misapplication in the guidance around accounting for our outstanding warrants to purchase our common stock (the “Warrants”) and should no longer be relied upon.
Historically, the Warrants were reflected as a component of equity as opposed to liabilities on our balance sheets and our statements of operations did not include the subsequent non-cash changes in estimated fair value of the Warrants, based on our application of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 815-40, Derivatives and Hedging, Contracts in Entity’s Own Equity (“ASC 815-40). The views expressed in the SEC Staff Statement were not consistent with the Company’s historical interpretation of the specific provisions within its warrant agreements and the Company’s application of ASC 815-40 to the warrant agreements. In light of the SEC Staff’s published views, we reassessed our accounting for the Warrants that we issued on July 21, 2020. Based on this reassessment, we determined that the Warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in our statement of operations each reporting period.
Our accounting for the Warrants as components of equity instead of as derivative liabilities did not have any effect on our previously reported revenue, operating expenses, operating income, cash flows or cash.
In connection with the restatement, our management reassessed the effectiveness of our disclosure controls and procedures for the periods affected by the restatement. As a result of that reassessment, we determined that our disclosure controls and procedures for such periods were not effective with respect to the classification of the Company’s Warrants as components of equity instead of as derivative liabilities. For more information, see Item 9A included in the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2020 (the “Amended Annual Report”).

We have not amended our previously filed Quarterly Reports on Form 10-Q for the period affected by the restatement. The financial information that has been previously filed or otherwise reported for these periods is superseded by the information in the Amended Annual Report, and the financial statements and related financial information contained in such previously filed reports should no longer be relied upon.
Overview
We are a blank check company incorporated in Delaware on May 8, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We are an emerging growth company and, as such, we are subject to all of the risks associated with emerging growth companies.
Our sponsor is DFHTA Sponsor LLC, a Delaware limited liability company (the “sponsor”). The registration statement for the IPO was declared effective on July 16, 2020. On July 21, 2020, we consummated the IPO of 14,375,000 units, including the issuance of 1,875,000 units as a result of the underwriters’ exercise of their over-allotment option in full, at $10.00 per unit, generating gross proceeds of $143.75 million, and incurring offering costs of approximately $7.5 million, inclusive of approximately $4.4 million in deferred underwriting commissions.
Simultaneously with the closing of the IPO, we consummated the private placement of 2,916,667 private placement warrants, at a price of $1.50 per private placement warrant to our sponsor, generating gross proceeds to us of approximately $4.4 million.
Upon the closing of the IPO and the private placement, $143.75 million ($10.00 per unit) of the net proceeds of the IPO and certain of the proceeds of the private placement was placed in the Trust Account and was invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations.
Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of the private placement warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination.
We will only have 24 months from the closing of the IPO, or July 21, 2022, to complete our initial business combination (the “Combination Period”). If we do not complete a Business Combination within this period of time, we will (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares for a per share pro rata portion of the Trust Account, including interest and not previously released to us to fund our working capital requirements (subject to an annual limit of $500,000) (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of our net assets to our remaining stockholders, as part of our plan of dissolution and liquidation. Our sponsor and our executive officers and independent director nominees (the “initial stockholders”) entered into a letter agreement with us, pursuant to which they have waived their rights to participate in any redemption with respect to their founder shares; however, if the initial stockholders or any of our officers, directors or affiliates acquire shares of common stock in or after the IPO, they will be entitled to a pro rata share of the Trust Account upon our redemption or liquidation in the event we do not complete a Business Combination within the required time period. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the IPO price per unit in the IPO.
Proposed Business Combination
On December 18, 2020, we entered into a Business Combination Agreement by and among us, the CareMax Group, IMC Parent, IMC, and Deerfield Partners (solely for purposes of certain exclusivity and non redemption provisions). The Business Combination Agreement provides for (a) the sale and transfer of 100% of the equity interests in CareMax by members of the CareMax Group in favor of DFHT and

(b) the sale and transfer of 100% of the equity interests in IMC by IMC Parent in favor of DFHT, as a result of which, upon consummation of the Business Combination, CareMax and IMC will become wholly-owned subsidiaries of DFHT.
In connection with the Business Combination Agreement, we entered into the Lock-Up Agreement, and the Amended and Restated Registration Rights Agreement. In addition, we, Deerfield Partners and our Sponsor entered into the Consent and Waiver Letter. In addition, we entered into subscription agreements with each of Deerfield Partners, our sponsor and certain third party investors with respect to the private purchase of an aggregate of 41,000,000 shares of our Class A common stock for a purchase price of $10 per share (the “PIPE”). In addition, we received a commitment letter from certain lending affiliates of Royal Bank of Canada to syndicate and arrange $125 million senior secured credit facilities for the benefit of the Company in connection with the Business Combination.
For additional information and a summary of the terms of the Business Combination Agreement and the other agreements executed, or to be executed, in connection with the Business Combination, see the sections titled “Proposal No. 1 — Approval of the Business Combination Proposal — The Business Combination Agreement” and “Proposal No. 1 — Approval of the Business Combination Proposal — Related Agreements.”
Liquidity and Going Concern Consideration
As of December 31, 2020, we had approximately $0.9 million in our operating bank account, approximately $87,000 in investment income held in the Trust Account available to pay franchise tax, and a working capital deficit of approximately $2.6 million.
In addition, in order to finance transaction costs in connection an intended business combination, our Sponsor may, but is not obligated to, provide the Working Capital Loans. Up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post-business combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans to date. As of December 31, 2020, the Company had no Working Capital Loans outstanding.
Prior to the completion of the IPO, our liquidity needs were satisfied through a payment of $25,000 from our sponsor in exchange for the issuance of founder shares, and a $200,000 note issued to our sponsor, which was repaid by the Company on July 16, 2020 (Note 4). After the consummation of the IPO on August 25, 2020, our liquidity needs had been satisfied with the net proceeds from the consummation of the private placement not held in the Trust Account.
We will need to raise additional capital through loans or additional investments from our sponsor, an affiliate of our sponsor, or our officers or directors. Our officers, directors and sponsor, or their affiliates, may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, we may not be able to obtain additional financing. If we are unable to raise additional capital, we may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. We cannot provide any assurance that new financing will be available to us on commercially acceptable terms, if at all. In connection with our assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that these conditions raise substantial doubt about our ability to continue as a going concern through the Combination Period, which is the date we are required to cease all operations except for the purpose of winding up if we have not completed a business combination. The financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should we be unable to continue as a going concern.
Results of Operations
Our entire activity since inception up to December 31, 2020 was in preparation for our formation, the initial public offering, and since the closing of our initial public offering, a search for business combination candidates. We will not generate any operating revenues until the closing and completion of our initial Business Combination. We generate non-operating income in the form of interest income and dividends on investments held in Trust Account. We expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the period from May 8, 2020 (inception) through December 31, 2020, we had a net loss of approximately $3.9 million which consisted of approximately $3.8 million in general and administrative expenses, related party administrative fees of $105,000, and approximately $130,000 in franchise tax expense, partially offset by income from our investments held in the Trust Account of approximately $87,000.
As a result of the restatement described in Note 2 of the notes to the financial statements included herein, we classify the warrants issued in connection with our Initial Public Offering and Private Placement as liabilities at their fair value and adjust the warrant instruments to fair value at each reporting period. These liabilities are subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in our statement of operations. For the periods from May 8, 2020 (inception) through September 30, 2020 and from May 8, 2020 (inception) through December 31, 2020, the change in fair value of warrants was a decrease of $1,181,514 and an increase of $17,585,650, respectively.
Contractual Obligations
Administrative Services Agreement
Commencing on the date that our securities are first listed on Nasdaq, we agreed to pay the sponsor $10,000 per month for office space, secretarial and administrative services provided to members of our management team. Upon completion of the initial business combination or our liquidation, we will cease paying such monthly fees. We incurred and paid $60,000 in these expenses for the period from May 8, 2020 through December 31, 2020, included in general and administrative expenses — related party on the accompanying statement of operations.
Wolfe Strategic Services Agreement
Commencing on the date that our securities were first listed on Nasdaq, we agreed to pay our Chief Financial Officer, Christopher Wolfe, $7,500 per month for his services prior to the initial business combination. We incurred $45,000 in connection with such services for the period from May 8, 2020 (inception) through December 31, 2020, included in general and administrative expenses — related party on the accompanying statements of operations. No amounts were due as of December 31, 2020.
Registration Rights
The initial stockholders and holders of the private placement warrants are entitled to registration rights pursuant to a registration rights agreement. The initial stockholders and holders of the private placement warrants are entitled to make up to three demands, excluding short form registration demands, that register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include their securities in other registration statements filed by us. We will bear the expenses incurred in connection with the filing of any such registration statements. Our registration rights greement was restated and amended in connection with the proposed Business Combination and will become effective upon the closing of the Business Combination, if consummated. If the Business Combination is not consummated, the existing registration rights agreement will remain in full force and effect.
Underwriting Agreement
We granted the underwriters a 45-day option to purchase up to 1,875,000 additional units to cover any over-allotments, at the IPO price less the underwriting discounts and commissions. The warrants that were issued in connection with the 1,875,000 over-allotment units are identical to the public warrants and have no net cash settlement provisions. The underwriters exercised the over-allotment option in full on July 21, 2020.

We paid an underwriting discount of 2.0% of the per unit offering price, or approximately $2.5 million in the aggregate at the closing of the initial public offering and agreed to pay an additional fee (the “Deferred Underwriting Fees”) of 3.5% of the gross offering proceeds, or approximately $4.4 million in the aggregate upon the Company’s completion of an initial Business Combination. The Deferred Underwriting Fees will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its initial business combination.
Critical Accounting Policies
Investments Held in the Trust Account
Our portfolio of investments held in the Trust Account is comprised of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities, or a combination thereof. The investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these securities is included in gain on marketable securities, dividends and interest held in Trust Account in the accompanying unaudited condensed statements of operations. The estimated fair values of investments held in the Trust Account were determined using available market information.
Class A Common Stock Subject to Possible Redemption
We account for DFHT Class A Common Stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” DFHT Class A Common Stock subject to mandatory redemption (if any) is classified as a liability instrument and measured at fair value. Conditionally redeemable DFHT Class A Common Stock (including DFHT Class A Common Stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, DFHT Class A Common Stock is classified as stockholders’ equity. Our DFHT Class A Common Stock features certain redemption rights that are considered to be outside of our control and subject to the occurrence of uncertain future events. Accordingly, at December 31, 2020, 13,174,412 DFHT Class A Common Stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the balance sheet.
Net Income (Loss) Per Share
Net income (loss) per share is computed by dividing net income (loss) by the weighted-average number of common stock outstanding during the periods. We have not considered the effect of the warrants sold in the IPO and private placement to purchase an aggregate of 5,791,667 shares of DFHT Class A Common Stock in the calculation of diluted earnings per share, since their inclusion would be anti-dilutive under the treasury stock method. As a result, diluted earnings per share is the same as basic earnings per share for the periods presented.
Our statements of operations include a presentation of income per share for common stock subject to redemption in a manner similar to the two-class method of income per share. Net loss per share, basic and diluted for DFHT Class A Common Stock is calculated by dividing the investment income earned on the Trust Account, net of applicable income and franchise taxes, by the weighted average number of shares of DFHT Class A Common Stock outstanding since the initial issuance. Net loss per share, basic and diluted for DFHT Class B Common Stock is calculated by dividing the net income, less income attributable to DFHT Class A Common Stock, by the weighted average number of shares of DFHT Class B Common Stock outstanding for the period.
Off-Balance Sheet Arrangements
As of December 31, 2020, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K.

JOBS Act
The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, the financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.
Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our initial public offering or until we are no longer an “emerging growth company,” whichever is earlier.

INDUSTRY OF THE COMBINED COMPANY
The following discussion reflects the business of the combined company, as currently embodied by each of CareMax and IMC. Unless the context otherwise requires, references in this section to “we”, “us” and “our” generally refer to CareMax and IMC in the present tense or the combined company from and after the Business Combination.
Overview
We focus our business almost exclusively on senior and/or disabled members that have elected to enroll in a Medicare Advantage plan run by private insurance companies on behalf of the Centers for Medicare & Medicaid Services (“CMS”), known as Medicare Advantage or Part C. In addition, we focus on Medicare Advantage patients with the highest barriers to care, with approximately 65% of CareMax’s Medicare Advantage members being dual-eligible (meaning eligible for both Medicare and Medicaid) and low-income subsidy eligible as of December 31, 2020 and 63% of IMC’s Medicare Advantage members being dual-eligible and low-income subsidy eligible as of December 31, 2020.
As of December 31, 2020, CareMax served approximately 6,200 patients in its 12 care centers and IMC served approximately 45,700 patients in its 13 care centers. Following the Closing, the combined company will own and operate 25 multi-specialty medical centers throughout Miami-Dade, Broward, and Orange Counties in South Florida, with an additional center under construction and expected to open in 2022. As of December 31, 2020, CareMax had contractual relationships with ten payors and IMC had relationships with nine payors for Medicare Advantage patients, five payors for Medicaid patients and one payor for ACA patients. These payors include affiliates of Anthem, Humana, Florida Blue, United Healthcare and Centene.
Our growth strategy is driven by increasing patient enrollment within existing care centers, strategically partnering with payors to add de novo clinics, leveraging our platform to grow through acquisitions, expanding our network of independent physician associations (“IPAs”) and transitioning to a direct contracting model.
The U.S. Healthcare System
Unsustainable and rising healthcare costs
Healthcare spending in the United States reached nearly $3.8 trillion in 2019 according to CMS, representing approximately 17.9% of U.S. GDP, an all-time high. According to a 2017 study, the United States spends $10,209 per person on healthcare each year, more than any other country in the world and twice the average for member countries of the Organisation for Economic Co-operation and Development. National health expenditures are projected to grow 4% per year from 2018 to 2027 according to CMS, outpacing both GDP and inflation expectations.
Healthcare expenditures are particularly concentrated in the Medicare-eligible population due to the high rate of chronic conditions. While representing only 15% of the United States population, the 65 and older age group accounted for 34% of all healthcare spending in 2014, with an average spend of $19,098 per person, three times higher than for working adults and five times higher than for children. This cohort is growing faster than the rest of the population and according to a 2014 study from the U.S. Census Bureau is projected to account for 22% of the population by 2050.
Healthcare expenditures are also particularly high for populations with chronic conditions, such as diabetes and obesity. According to the Centers for Disease Control and Prevention, chronic disease accounts for approximately 75% of aggregate healthcare spending in the United States. Two-thirds of the Medicare population lives with two or more chronic health conditions, and treatment of these conditions represents 96% of Medicare spending.
Prevalence of wasteful spending and sub-optimal outcomes
A 2019 study published in the Journal of the American Medical Association estimated that approximately 25% of all healthcare spending is for unnecessary services, excessive administrative costs,

fraud and other problems creating waste, implying approximately $760 billion to $935 billion of annual wasteful spending at current levels.
In 2017, hospital care accounted for the largest portion of healthcare spending in the United States, representing 33% of the total. Proper management of chronic conditions can significantly reduce the incidence of acute episodes, which are the main drivers of trips to the emergency room and hospitalization, particularly among the elderly. In 2018, over 60% of Medicare expenditures (including both Medicare Part A spend and Medicare Part B institutional spend), or approximately $455 billion, were dedicated to hospitalization, compared to only approximately 3% dedicated to primary care. Emergency department overutilization is a common symptom of patients, particularly elderly patients, who often do not understand how to navigate an overly complex healthcare system. Because elderly patients are more likely to have chronic and complex conditions, they are often admitted to the hospital for expensive treatment following these unnecessary emergency room visits.
Despite high levels of spending, the United States healthcare system struggles to produce better health outcomes and to keep doctors and patients satisfied. Life expectancy in the United States was 78.6 years in 2017, compared to 82.2 years in comparable developed countries, and patient satisfaction with the healthcare system is low, as evidenced by a Net Promoter Score of 3 for the average provider as shown in a 2015 Advisory Board survey.
New payment structures have begun to address the problem
Policymakers and healthcare experts generally acknowledge the fundamental challenges and opportunities for improvement in the delivery of healthcare in the United States. Historically, healthcare delivery was centered around reactive care to acute events, which resulted in the development of a fee-for-service payment model. By linking payments to volume of encounters and pricing for higher complexity interventions, the fee-for-service model does not reward prevention, but rather unintentionally incentivizes the treatment of acute care episodes as they occur.
Policymakers have taken note of the negative impacts created by the fee-for-service model and have realized that an aging United States population with high prevalence of chronic disease requires a new payment structure. They have responded by creating programs like Medicare Advantage and pushing for transitions to value-based reimbursements.
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Medicare Advantage.   Medicare Advantage works as an alternative to traditional fee-for-service Medicare. In Medicare Advantage, CMS pays health plans a monthly sum per member to manage all health expenses of a participating member. This provides the health plans with an incentive to deliver lower-cost, high-quality care.

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Value-based payments.   Value-based refers to the goal of incentivizing healthcare providers to simultaneously increase quality while lowering the cost of care. In January 2015, HHS announced a goal of tying 30% and 50% of all Medicare payments to value through alternative payment models by the end of 2016 and 2018, respectively. In addition, while not a policy-setting body, the Health Care Payment Learning & Action Network, an active group of public and private healthcare leaders, indicated in October of 2019 its desire to move 100% of Medicare payments to being tied to value-based care by 2025. Additionally, the Center for Medicare and Medicaid Innovation recently announced a Direct Contracting Model set to begin in 2021 to create value-based payment arrangements directly with provider groups for their current Medicare fee-for-service patients similar to the value-based contracts that we enter into with our Medicare Advantage partners.

The trend toward value-based payment systems has been supported at both the patient and policymaker level. Medicare Advantage has been well received since it was introduced, with penetration among Medicare beneficiaries increasing from 13% in 2004 to 34% in 2018. By 2028, the Congressional Budget Office projects that Medicare Advantage penetration will increase to approximately 42%. In addition, the percentage of Medicare payments tied to quality or value has increased from 23% in 2015 to 29% in 2016 and 34% in 2017, and significant opportunity remains to continue this trend.

Legacy Healthcare Delivery Infrastructure Has Been Slow to Transition from Reactive and Episodic Care to Proactive and Comprehensive Care Models
In order for shifts to value-based payment models to drive meaningful results, there must be a corresponding shift in care delivery models. To date, such care delivery models have been slow to develop. While there has been significant investment by providers, payors and technology companies in developing solutions to drive higher quality and lower cost of care, these investments have not resulted in meaningful change within a healthcare delivery infrastructure that remains optimized for the fee-for-service model.
In order to maintain economically viable practices in a fee-for-service payment model, typical primary care providers need to see an ever-increasing number of patients per day with limited support from staff, which limits the time providers are able to spend with each patient during office visits. In addition, financial constraints further limit the ability of primary care providers to invest in technology and other capabilities that would enable them to have more personalized patient engagement and prevent primary care providers from providing their patients with many of the supplemental services that they need, such as home-based primary care, medication management and behavioral health services that are often not reimbursed at a sufficient level to enable providers to offer these services.
Many payors have been early adopters of value-based payment models, but their ability to influence the care delivery model is limited. Any particular payor represents a small portion of the average provider’s panel, making it difficult for the payor to gain sufficient provider mindshare to meaningfully influence the way that any one provider delivers care. Some payors attempt to solve this problem by directly investing in provider assets; however, the provider assets available for investment are primarily optimized for the legacy fee-for-service model.
There is demand for technology-driven disruption that would shift the healthcare system to a value-based model. However, technology-based solutions alone have been unable to drive significant change without also addressing the constraints on providers’ time and resources.
Advancements in technology have disrupted multiple industries when the technology was thoughtfully applied and integrated. These new business models, systems and approaches have replaced legacy offerings and driven significant changes in consumer behavior. We believe that an integrated, value-based care platform enabled by data and technology has the potential to similarly revolutionize the healthcare industry.
The COVID-19 pandemic has highlighted challenges with the current legacy healthcare delivery system. As healthcare providers were faced with dwindling fee-for-service visits in light of the stay-at-home orders and general patient fear, the revenues of traditional healthcare providers plummeted, thereby putting a strain on those providers and their ability to provide needed care for their patients.
Our Value Proposition and Competitive Advantage
We focus our business almost exclusively on senior and/or disabled members that have elected to enroll in a Medicare Advantage plan run by private insurance companies on behalf of CMS, known as Medicare Part C. In addition, we focus on Medicare Advantage patients with the highest barriers to care, with approximately 65% of CareMax’s Medicare Advantage members being dual-eligible (meaning eligible for both Medicare and Medicaid) and low-income subsidy eligible as of December 31, 2020 and 63% of IMC’s Medicare Advantage members being dual-eligible and low-income subsidy eligible as of December 31, 2020. These members often have significant barriers to engaging and managing their healthcare such as language and literacy challenges, food insecurity, and housing instability. While these members have the highest available reimbursement due to the Medicare diagnosis-based risk-adjustment payment model and supplemental subsidies from Medicaid, these members also require significant additional medical care and resources to manage their comorbidities. We believe these members provide an opportunity for our people, processes, and technology to bend the cost curve through correcting inefficiencies, coordinating care, and providing proactive care.
We believe that our model provides, and following the completion of the Business Combination will continue to provide, value for all of our stakeholders, which differentiates and will continue to differentiate our care and services.

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For Members:   We provide members coordinated and proactive care designed to drive better clinical outcomes for members. With our comprehensive suite of high-touch health care and social services to our patients, including primary care, specialty care, telemedicine, health & wellness, optometry, dental, pharmacy and transportation, members may more easily access care, which improves the member experience for no additional cost.

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For Providers:   We offer providers the opportunity for higher earnings through quality healthcare programs. The integrated technology and clinical teams provide a superior support structure for providers that allows for improved provider job satisfaction.

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For Payors:   We manage medical risk with the opportunity for improved financial outcomes, more predictable costs, higher quality scores and improved medical outcomes.

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For Stockholders:   We offer stockholders value from predictable cash flows. These cash flows are the result of our past performance, which allows us to negotiate favorable risk contracts resulting in improved earnings relative to competitors, coupled with opportunities for growth through a proven track record of both organic growth and expansion through acquisitions. Our centralized infrastructure also results in cost synergies.

Our Growth Strategy
The key elements of our growth strategy include:
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Increase Patient Enrollment within Existing Care Centers:   As of December 31, 2020, CareMax served approximately 6,200 patients in its 12 care centers and IMC served approximately 45,700 patients in its 13 care centers. Following the Closing, the combined company will own and operate 25 multi-specialty medical centers throughout Miami-Dade, Broward, and Orange Counties in South Florida. Under the existing care center footprint, CareMax estimates that it has capacity to add up to 4,000 additional members and, following the Business Combination and the addition of the additional capacity of IMC, the combined company would have capacity to add up to 6,000 additional members. Additionally, through renovation of existing care centers, we believe that the combined company can increase its member capacity and capture synergies by rationalizing the combined footprint of CareMax and IMC. Since the beginning of 2020, IMC has made substantial investments in its sales and marketing capabilities to increase awareness of its quality of care. These efforts include quadrupling its sales team as well as retaining a marketing and advertising firm to help improve IMC's brand through print, radio, public relations and social media. IMC has also invested in leadership to work on the patient experience to improve retention of existing patients as well as attract new patients.

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Strategically Partner with Payors to Add De Novo Clinics:   We have developed a replicable process for the development of de novo clinics through site location selection, facility buildout and patient recruitment. As of December 31, 2020, CareMax had opened 5 de novo clinics, with 2 de novo clinic buildouts near completion. Additionally, we may expand the model into new markets through strategic relationships with payors.

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Leverage Platform to Grow through Acquisitions:   We have a history of accretive acquisitions with a management team experienced in identifying and executing acquisitions and integrating acquired companies into our model. Within the last 24 months, IMC has completed and integrated two practices, including one with complementary cardiology capabilities. IMC has also developed a pipeline of acquisition candidates through a network of advisors as well as through physician referrals. At present the pipeline is robust with several near term targets in the documentation process. CareOptimize and our IPA network provide us with a pipeline for potential future acquisitions.

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Expansion of our IPA Network:   We may leverage Managed Healthcare Partners, LLC (“Managed Healthcare Partners”), CareMax’s full risk managed services organization (“MSO”), to add to our network of IPA providers. The expansion of our IPA provider network allows us the opportunity to transition providers to our value-based care model and become a potential addition to our acquisition pipeline.

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Transition to Direct Contracting:   The Center for Medicare and Medicaid Innovation recently announced a Direct Contracting Model set to begin in 2021 to create value-based payment arrangements directly with provider groups for their current Medicare fee-for-service patients similar to the value-based contracts that we enter into with our Medicare Advantage partners. We have begun exploring the application process for participation in the process as early as 2022.
Our Competition
The U.S. healthcare industry is highly competitive. We compete with local and national providers of primary care services, including Leon Medical Centers locally in Florida and ChenMed, CanoHealth and Oak Street Health on a national level, for, among other things, recruitment of physicians and other medical and non-medical personnel, individual patients and IPAs. Because of the low barriers of entry into the primary care business and the ability of physicians to own primary care centers and/or also be medical directors for their own centers, competition for growth in existing and expanding markets is not limited to large competitors with substantial financial resources. There have also been increasing indications of interest from non-traditional providers and others to enter the primary care space and/or develop innovative technologies or business activities that could be disruptive to the industry. For example, payors have and may continue to acquire primary care and other provider assets. Our growth strategy and our business could be adversely affected if we are not able to continue to acquire or open new care centers, expand our healthcare providers serviced by CareOptimize, recruit qualified physicians, or attract new members and retain our existing members. See “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — We face significant competition from primary care facilities and other healthcare services providers. Our failure to adequately compete could adversely affect our business.”

BUSINESS OF CAREMAX
Overview
CareMax owns and operates 12 multi-specialty medical care centers throughout Miami-Dade and Broward Counties in South Florida, primarily serving the Medicare Advantage population. An additional centers is under construction and is expected to open in 2022. CareMax’s medical centers offer 24/7 access to care through employed providers and provide a comprehensive suite of high-touch health care and social services to its patients, including primary care, specialty care, telemedicine, health & wellness, optometry, dental, pharmacy and transportation. CareMax’s differentiated healthcare delivery model is focused on care coordination with vertically integrated ambulatory care and community-centric services. The goal of CareMax is to intercede as early as possible to manage chronic conditions for its patient members in a proactive, holistic, and tailored manner to provide a positive influence on patient outcomes and a reduction in overall healthcare costs. CareMax specifically focuses on providing access to high quality care in underserved communities, with approximately 65% of its Medicare Advantage patients being dual-eligible and low-income subsidy eligible as of December 31, 2020.
CareMax’s comprehensive, high touch approach to health care delivery is powered by its CareOptimize technology platform. CareOptimize is a proprietary end-to-end technology platform that aggregates data and analyzes that data using artificial intelligence and machine learning to support more informed care delivery decisions and to focus care decisions on preventative chronic disease management and the social determinants of health. CareMax believes that CareOptimize is designed to drive better outcomes and lower costs. The CareOptimize technology platform also provides CareMax with a national reach beyond its South Florida presence. As of December 31, 2020, the CareOptimize platform was used by approximately 20,000 providers in more than 30 states, including IMC, which CareMax believes will facilitate the integration and operation of the combined company following the Closing.
Managed Healthcare Partners is a full risk managed services organization (“MSO”) that manages risk on behalf of CareMax and, as of December 31, 2020, more than 30 mostly exclusive independent physician associations (“IPAs”).
CareMax believes that its key differentiators include:
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Vertically Integrated Model Providing a “One Stop Shop” Solution.   CareMax is focused on serving the Medicare Advantage population, including patients that live in medically underserved communities that face significant social barriers to accessing care. CareMax’s vertically-integrated, one-stop-shop solution is able to break through these barriers by focusing on whole-person health that includes primary care, specialty care, dental, optometry, pharmacy and transportation services, as well as through its wellness centers at each location that offer health educational classes, fitness programs, and social services.

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CareOptimize Proprietary Technology Platform Enables Value Based Care.   CareMax’s proprietary CareOptimize end-to-end technology platform aggregates and analyzes data using artificial intelligence and machine learning to support point of care guidance and automated interventions that improves provider efficiency to provide consistent and coordinated care while improving outcomes and lowering costs.

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CareBox Pilot Program and other Pilot Initiatives.   CareBox is a cellular equipped device that CareMax places in the homes of certain high-risk members and facilitates bi-directional communication directly between the CareMax care team and member through voice and blue tooth enabled home medical devices. CareMax also has other initiatives in the pilot phase, including mobile clinics offering full medical exams and health risk assessments, and a private ambulance service whereby a third party ambulance is dispatched to a member complaining of non-emergent medical issues for triage by a medical technician that then permits CareMax’s medical team to assess whether further care is appropriate at a CareMax medical center or hospital. Each initiative is analyzed through CareOptimize to assess member health and financial outcomes, as well as through patient surveys to gauge member satisfaction.

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Value-based relationships.   CareMax value-based capitation contracts incentivize CareMax to provide high-quality care rather than driving a high volume of services.

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Managed Healthcare Partners.   Managed Healthcare Partners is a full risk MSO that manages risk on behalf of CareMax and its 30 mostly exclusive IPAs.

The senior population of the United States is expected to grow up to 5 times faster than other segments of the population, with seniors expected to represent approximately 20% of the population by 2030 according to the 2010 U.S. Census. This aging population is expected to drive growth in the already large Medicare market, which is projected by CMS to exceed $1.0 billion by 2023. According to CMS, Medicare spending in the United States is projected to outpace overall healthcare spending in the United States, with healthcare representing the largest component of U.S. GDP at approximately 17.9% in 2018. As a result, the penetration of Medicare Advantage programs relative to all other Medicare programs is forecasted to increase to more than 30 million members through 2025 according to CMS. Value-based primary care is recognized as the best way to lower healthcare spending, particularly as Medicare Advantage increases its share of the Medicare market. Value-based, patient-centered medical home models have garnered bipartisan support and are expected to continue to grow in popularity irrespective of changes in Presidential administration. CareMax believes that its model of care is poised for growth in the Medicare market.
CareMax’s History
Co-founded by Carlos de Solo and Alberto de Solo in 2011, CareMax evolved to serve the needs of Medicare Advantage patients by providing a comprehensive suite of high-touch health care and social services to its patients through its care centers and technology platform, CareOptimize. As of December 31, 2020, CareMax owned and operated 12 multi-specialty medical care centers throughout Miami-Dade and Broward Counties in South Florida that provide clinical care, ancillary care services, and health and wellness services to more than 6,200 members, with an additional center under construction and expected to open in 2022. Also founded in 2011, Managed Healthcare Partners is a full risk MSO that manages risk on behalf of CareMax and, as of December 31, 2020, more than 30 mostly exclusive IPAs.
CareOptimize was formed in 2016 as a result of the combination of CareMax with Quirk Healthcare Solutions, which was founded in 2005 by Ben Quirk, Chief Strategy Officer for CareMax and CareOptimize, to develop strategies and systems in support of government initiatives and healthcare trends. CareOptimize is CareMax’s proprietary end-to-end technology platform that supports more informed care delivery decisions. CareOptimize also provides technology and services to healthcare organizations outside of CareMax and extends CareMax’s reach with employees located in 10 states as of December 31, 2020 with knowledge and experience about the healthcare markets and regulations for the markets served by CareOptimize. As of December 31, 2020, the CareOptimize platform was used by approximately 20,000 providers in more than 30 states, including IMC.
CareMax Care Centers
The foundation of CareMax’s model is its care centers. A typical care center ranges in size from 7,000 to 15,000 square feet with the capacity for 4 full clinical care teams. Each clinical care team can provide high-touch preventive care to up to 600 Medicare Advantage members. Once fully-staffed with 4 full clinical care teams, each care center can provide care to up to 2,500 members. It typically takes about 12 months to complete the buildout of each care center and about 6 more months for each care center to gain sufficient membership to reach break-even, which typically ranges between 250 and 500 members per center, depending upon payor allocation and capacity of the center.
Each of CareMax’s care centers are located throughout Miami-Dade and Broward Counties in South Florida (and, following the Closing, will include Orange County) and are accessible to CareMax’s Medicare Advantage members in underserved communities. A fleet of approximately 77 vans provides transportation for members between their homes and the care centers, wellness centers, and other medical appointments outside of the care center. Medications are delivered directly to members’ homes from CareMax’s central fill pharmacy, negating the burden of an additional trip to a retail pharmacy for members, which may provide a barrier to medication compliance. Medical personnel are available to serve members in their homes following discharge from the hospital or if travel to a care center is burdensome for a member.

Each care center typically includes an optical shop to provide patients with frames and lenses made in-house at the CareMax optical lab, a pharmacy dispensary supplied by CareMax’s owned central fill pharmacy, and nonpharmacological pain management, such as massage therapy and acupuncture, through the wellness center. Almost all of CareMax’s care centers include health and wellness centers that offer health educational classes, fitness programs, and social services intended to address the social barriers to accessing care faced by many of CareMax’s Medicare Advantage members. Specifically, each wellness center includes an ACCESS center, licensed by the Florida Department of Children and Families, that is able to connect members with additional social services, such as food and housing assistance. Each wellness center typically extends these social services to the surrounding community through community outreach personnel, who host health fairs and events open to non-members. As a result, each CareMax care center is a “one stop shop” solution for members.
CareMax’s Clinical Care Teams
CareMax utilizes a team-based approach. Each clinical care team is led by a primary care physician, who is partnered with a physician’s assistant or registered nurse and each of which is supported by a medical assistant to deliver value-based, coordinated care. As a care center grows, CareMax increases the number of clinical care teams serving members. Each of CareMax’s clinical care teams is trained in preventive and comprehensive care designed to address the whole person and provide a comprehensive, high touch approach to health care delivery.
Each of CareMax’s team members has a specific role to play in delivering CareMax’s care model, as described below:
Primary Care Physician	Leads the clinical care team and implements CareMax’s comprehensive, high touch approach to health care
Physician’s Assistant or Registered Nurse	Educate and manage clinical needs between visits and provide group education on chronic disease management
Medical Assistant	Manage clinical workflows and act as guides for patient visits
Supporting each clinical care team at each center are the following additional care and service providers:
Phlebotomist	Front Desk	Access Representative
Pharmacy Technician	Referral Coordinator	Community Sales Representative
Administrator	Transportation Dispatches	Wellness Staff & Massage Therapist
These additional care and service providers allow members to receive laboratory services, ultrasounds, electrocardiograms, x-rays, and limited procedures, such as joint injections, centrally at a care center. Specialty providers, ranging from cardiology, dermatology, pulmonology, gastroenterology, podiatry, psychiatry, pain management, optometry, ophthalmology, and dental, are also available to members at each care center.
Additionally, CareMax’s care centers are supported by a centralized office which contains a 24/7 inbound call center, member outreach outbound call center, referrals processing, medical records, and clinical documentation reviewers. Members are guided through the entirety of the healthcare system by referrals and care coordinators who handle the appointment scheduling and medical record retrieval that would otherwise be the responsibility of the member to coordinate, thereby addressing another potential barrier to care for most members.
CareOptimize
CareOptimize is CareMax’s technology platform that powers its comprehensive, high touch approach to health care delivery. CareOptimize is a proprietary end-to-end technology platform that does the following:
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Aggregates Data:   CareOptimize collects health-related data from CareMax members and the patients served by healthcare organizations in the CareOptimize network from a broad set of sources, including state level health information exchanges, payor claims data, laboratory results, eligibility data and data gathered from remote monitoring, such as through CareBox. CareOptimize is designed to structure and sort these data sets to develop a comprehensive understanding of member and patient medical and social attributes.
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Data Analytics.   CareOptimize utilizes artificial intelligence and machine learning to support more informed care delivery decisions and to focus care decisions on preventative chronic disease management and the social determinants of health. CareMax uses these analytics and data science to generate insights that CareMax and the healthcare organizations in the CareOptimize network use in care decisions for members and patients.

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Informed Care Decisions.   Based on the data and analysis, CareOptimize saves time for providers and improves the consistent and coordinated application of care delivery.

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CareOptimize offers providers curated patient data accessible by providers during office visits, which allows providers to review medical histories more easily, identify relevant data points, and reduce the administrative burden of the practice of medicine.

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CareOptimize alerts providers to changes in conditions between visits, making interventions between visits possible without the need for a patient to contact the provider, thereby reducing another potential barrier for care.

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CareOptimize will identify where a patient may have not yet completed preventative tests;

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CareOptimize helps providers to identify specialists convenient to patients’ geography; and

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CareOptimize may identify care events, such as hospitalizations, or other care provided outside the care network, to give providers a complete picture of a patients’ medical status.

As a result, CareOptimize stratifies risk for providers and helps providers to build meaningful relationships with patients.
CareMax believes that CareOptimize is designed to drive better outcomes and lower costs. The CareOptimize technology platform also provides CareMax with a national reach beyond its South Florida presence. As of December 31, 2020, the CareOptimize platform was used by approximately 20,000 providers in more than 30 states, including by IMC, and was supported by CareOptimize employees in 10 states, including California, Florida, Georgia, Idaho, Ohio, Oregon, New Mexico, Pennsylvania, Tennessee and Utah.
CareMax’s Impact
For CareMax’s Medicare Advantage members, many of whom suffer from one or more chronic conditions and are dual-eligible and low-income subsidy eligible, CareMax’s vertically integrated ambulatory care and community-centric services provides coordinated care and better health outcomes.
CareMax believes that the benefit of its vertically integrated ambulatory care and community-centric services became apparent during the COVID-19 pandemic. While other healthcare organizations experienced significant loss of fee-for-service revenue from declines in in-person visits, CareMax was able to convert 90% of in-person visits to real-time audio/video telehealth sessions. Where members faced technological barriers to accessing telehealth, CareMax provided tablets to those members. In order to support continued in-person visits, all CareMax employees, staff and members were provided with personal protective equipment and other medical supplies. CareMax clinical teams have also been staggered with alternating schedules and staffing redundancies to prevent disruption in member care in the event of an employee infection. Consistent with CareMax’s commitment to whole person wellness, during the COVID-19 pandemic, CareMax has coordinated a number of social supports for members, including the delivery of over 2,300 meals to members per day, weekly check-in calls to members that also supported COVID-19 related education and virtual exercise and wellness classes and virtual social activities to reduce member loneliness and maintain community among members.
At a time when many fee-for service healthcare organizations have been struggling due to the decrease in service volumes, CareMax’s regular value-based capitation payments have allowed CareMax to maintain its level of member care and prioritize member safety by incentivizing the provision of care in the most appropriate setting.

Fee Arrangements
CareMax overwhelmingly provides care for patients that are insured under capitation arrangements and, to a lesser extent, fee-for-service arrangements. As of December 31, 2020, approximately 99% of CareMax’s revenue was derived from capitation arrangements with less than 1% of CareMax’s revenue derived from fee-for-service arrangements.
Capitation arrangements
From its founding, CareMax has focused its business on Medicare Advantage or similar capitation arrangements, which CareMax believes aligns provider incentives with both quality and efficiency of care. Under capitation arrangements, payors pay a fixed per member per month (“PMPM”) amount for every plan member that selects CareMax as its primary care provider. Each member who selects CareMax as primary thus becomes a patient, giving CareMax a significant portion of the responsibility and risk for managing patient care. CareMax believes this approach to care management improves the quality of care for patients and the potential profitability for efficient care providers.
The PMPM rates for CareMax’s capitation arrangements are determined as a percent of the premium the Medicare Advantage plan receives from CMS for CareMax’s at-risk patients. Those premiums are determined via the Medicare Advantage plans’ competitive bidding process with CMS and are based upon the cost of care in a local market and the average utilization of services by the patients enrolled. Medicare pays capitation using a “risk adjustment model,” which compensates providers based on health status (acuity) of each individual patient. Payors with higher acuity patients receive more, and those with lower acuity patients receive less. Under the risk adjustment model, capitation is paid on an interim basis based on enrollee data submitted for the preceding year and is adjusted in subsequent periods after the final data is compiled. As premiums are adjusted via the risk adjustment model, CareMax’s PMPM payments will change in unison with how CareMax’s payors’ premiums change with CMS. In certain contracts, PMPM fees also include adjustments for items such as performance incentives or penalties based on the achievement of certain clinical quality metrics as contracted with payors.
The premiums paid under capitation are often higher than under fee-for-service arrangements. Consequently, the revenue and, when costs for providing service are effectively managed, profit opportunity available under a capitation arrangement are more attractive.
CareMax believes that the advantages, savings and efficiencies made possible by the capitation model are most pronounced when the care demands of the population are the most severe and require the most coordination, such as for older patients and patients with chronic, complex and follow-on diseases that CareMax serves. While organized coordination of care is central to the capitation model, it is also well suited to the implementation of preventive care and disease management over the long term. The capitation model gives practitioners a financial incentive to control costs by improving the overall health of their patient population by managing chronic conditions, offering preventive care and avoiding expensive hospital stays and emergency department visits. Although capitation arrangements involve a certain degree of risk that patients’ medical expenses will exceed the capitation amount, CareMax believes that it has the scale, comprehensive medical delivery resources, infrastructure and care management knowledge to spread this risk across a large patient population. See “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — Under most of our agreements with health plans, we assume some or all of the risk that the cost of providing services will exceed our compensation.”
Fee-for-service arrangements
Under traditional fee-for-service reimbursement models, payors pay a specified amount for each service or procedure performed during a patient visit. As a result, compensation under fee-for-service arrangements is closely tied to the volume of patient visits and procedures performed, thus offering limited financial incentive to focus on cost containment and preventative care. As of December 31, 2020, less than 1% of CareMax’s revenue was derived from fee-for-service arrangements, which arrangements resulted from acquisitions.

Payor Relationships
CareMax’s ability to consistently attract patients across multiple geographic markets depends on its ability to contract with payors in each market. By opening centers in locations where CareMax’s current payors have large numbers of insured Medicare members, CareMax believes it is creating net benefits for payors, as CareMax is able to reduce unnecessary costs and consistently raise the quality of the payors’ plans, driving Medicare quality bonuses that increase their revenue.
As of December 31, 2020, CareMax had contractual relationships with ten payors. A significant portion of CareMax’s revenue is concentrated with three large payors, which together comprised more than 97% of CareMax’s revenue for the year ended December 31, 2020. HealthSun alone represented approximately 90% of CareMax’s revenue for the year ended December 31, 2020. See “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — Our revenues and operations are dependent upon a limited number of key payors, the loss of any of which could adversely affect our business.” While length of contract and economic terms are often negotiated, payors generally use form contracts that contain usual and customary terms and conditions. All of CareMax’s contracts with payors provide for terms of varying lengths with annual renewals following the initial term; however, certain of these payor contracts also permit the payor to terminate the contract for convenience upon 60 to 90 days’ notice to CareMax. CareMax’s agreements with each payor may also include terms and conditions to incentivize CareMax and facilitate its ability to provide quality care to that plan’s members, such as care coordination or stabilization fees, quality adjustments, marketing support and other usual and customary provisions.
The contracts governing CareMax’s relationships with payors include key terms which may include the period of performance, revenue rates, advanced billing terms, service level agreements, termination clauses and right of first refusal clauses. Typically, these contracts provide for a monthly PMPM payment to CareMax determined as a percentage of the Medicare Advantage premium received by the applicable plan. The specified percentage varies depending on the plan and the terms of the particular contract. In some cases, CareMax’s contracts also include other shared medical savings arrangements. In addition, certain of CareMax’s contracts provide that if it fails to meet specified implementation targets, it may be subject to financial penalties.
Most of CareMax’s contracts include cure periods for certain breaches, during which time CareMax may attempt to resolve any issues that would trigger a payor’s ability to terminate the contract. Certain of CareMax’s contracts may be terminated immediately by the payor if CareMax loses applicable licenses, goes bankrupt, loses liability insurance, becomes insolvent, files for bankruptcy or receives an exclusion, suspension or debarment from state or federal government authorities. Additionally, if a payor were to lose applicable licenses, go bankrupt, lose liability insurance, become insolvent, file for bankruptcy or receive an exclusion, suspension or debarment from state or federal government authorities, CareMax’s contract with such payor could in effect be terminated. The loss, termination or renegotiation of any contract could negatively impact CareMax’s results. In addition, as payors’ businesses respond to market dynamics and financial pressures, and as they make strategic business decisions in respect of the lines of business they pursue and programs in which they participate, CareMax expects that certain of its payors will, from time to time, seek to restructure their agreements with CareMax. See “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — The termination or non-renewal of the MA contracts held by the health plans with which we contract, or the termination or non-renewal of our contracts with those plans, could have a material adverse effect on our revenue and our results of operations.”
The contracts with CareMax’s payors impose other obligations on CareMax. For example, CareMax typically agrees that all services provided under the payor contract and all employees providing such services will comply with the payor’s policies and procedures. In addition, in most instances, CareMax has agreed to indemnify CareMax’s payors against certain third-party claims, which may include claims that CareMax’s services infringe the intellectual property rights of such third parties.
Regulation
CareMax’s operations and those of its affiliated physician entities are subject to extensive federal, state and local governmental laws and regulations. These laws and regulations require CareMax to meet various standards relating to, among other things, billings and reports to government payment programs, primary care centers and equipment, dispensing of pharmaceuticals, management of centers, personnel qualifications, maintenance of proper records, and quality assurance programs and patient care. If any of CareMax’s operations or those of its affiliated physicians are found to violate applicable laws or regulations, CareMax could suffer severe consequences that would have a material adverse effect on CareMax’s business, results of operations, financial condition, cash flows, reputation and stock price, including:
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suspension or termination of CareMax’s participation in government and/or private payment programs;

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refunds of amounts received in violation of law or applicable payment program requirements dating back to the applicable statute of limitation periods;

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loss of CareMax’s licenses required to operate healthcare facilities or administer pharmaceuticals in the jurisdictions in which CareMax operates;

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criminal or civil liability, fines, damages or monetary penalties for violations of healthcare fraud and abuse laws, including the federal Anti-Kickback Statute, Civil Monetary Penalties Law of the Social Security Act, Stark Law, the FCA and/or state analogs to these federal enforcement authorities, or other regulatory requirements;

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enforcement actions by governmental agencies and/or state law claims for monetary damages by patients who believe their health information has been used, disclosed or not properly safeguarded in violation of federal or state patient privacy laws, including with respect to violations of the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), as amended by Subtitle D of the Health Information Technology for Economic and Clinical Health Act, also known as Title XIII of Division A and Title IV of Division B of the American Recovery and Reinvestment Act of 2009, and the regulations promulgated thereunder;

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mandated changes to CareMax’s practices or procedures that significantly increase operating expenses or decrease CareMax’s revenue;

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imposition of and compliance with corporate integrity agreements that could subject CareMax to ongoing audits and reporting requirements as well as increased scrutiny of CareMax’s billing and business practices which could lead to potential fines, among other things;

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termination of various relationships and/or contracts related to CareMax’s business, including joint venture arrangements, contracts with payors, real estate leases and provider employment arrangements;

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changes in and reinterpretation of rules and laws by a regulatory agency or court, such as state corporate practice of medicine laws, that could affect the structure and management of CareMax’s business and its affiliated physician practice corporations;

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negative adjustments to government payment models including, but not limited to, Medicare Parts A, B and C and Medicaid; and

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harm to CareMax’s reputation, which could negatively impact CareMax’s business relationships, the terms of payor contracts, CareMax’s ability to attract and retain patients and physicians, CareMax’s ability to obtain financing and CareMax’s access to new business opportunities, among other things.

CareMax expects that CareMax’s industry will continue to be subject to substantial regulation, the scope and effect of which are difficult to predict. CareMax’s activities could be subject to investigations, audits and inquiries by various government and regulatory agencies and private payors with whom CareMax contracts at any time in the future. See “Risk Factors — Risks Related to Regulation.” Adverse findings from such investigations and audits could bring severe consequences that could have a material adverse effect on CareMax’s business, results of operations, financial condition, cash flows, reputation and stock price. In addition, private payors could require pre-payment audits of claims, which can negatively affect cash flow, or terminate contracts for repeated deficiencies.
There is no requirement in the jurisdictions in which CareMax currently operates for a risk-bearing provider to register as an insurance company and CareMax has not registered as such in any of the jurisdictions in which CareMax currently operates.

Federal Anti-Kickback Statute
The federal Anti-Kickback Statute prohibits, among other things, knowingly and willfully offering, paying, soliciting or receiving remuneration, directly or indirectly, in cash or kind, to induce or reward either the referral of an individual for, or the purchase, order or recommendation of, any good or service, for which payment may be made under federal and state healthcare programs such as Medicare and Medicaid.
Federal civil and criminal penalties may be imposed violations of the federal Anti-Kickback Statute include imprisonment, fines and exclusion of the provider from future participation in the federal healthcare programs, including Medicare and Medicaid. Violations of the federal Anti-Kickback Statute are punishable by imprisonment for up to ten years, fines of up to $100,000 per kickback or both. Larger fines can be imposed upon corporations under the provisions of the U.S. Sentencing Guidelines and the Alternate Fines Statute. Individuals and entities convicted of violating the federal Anti-Kickback Statute are subject to mandatory exclusion from participation in Medicare, Medicaid and other federal healthcare programs for a minimum of five years. Civil penalties for violation of the Anti-Kickback Statute include up to $100,000 in monetary penalties per violation, repayments of up to three times the total payments between the parties to the arrangement and suspension from future participation in Medicare and Medicaid. Court decisions have held that the statute may be violated even if only one purpose of remuneration is to induce referrals. The Affordable Care Act (“ACA”) amended the federal Anti-Kickback Statute to clarify that a defendant does not need to have actual knowledge of the federal Anti-Kickback Statute or have the specific intent to violate it. In addition, the ACA amended the federal Anti-Kickback Statute to provide that any claims for items or services resulting from a violation of the federal Anti-Kickback Statute may be considered false or fraudulent for purposes of the FCA, as discussed below.
The federal Anti-Kickback Statute includes statutory exceptions and regulatory safe harbors that protect certain arrangements. Compliance with these exceptions and safe harbors are voluntary. Business transactions and arrangements that are structured to comply fully with an applicable safe harbor will generally be considered outside the ambit of the federal Anti-Kickback Statute. However, transactions and arrangements that do not satisfy all elements of a relevant safe harbor do not necessarily violate the law. When an arrangement does not satisfy a safe harbor, the arrangement must be evaluated on a facts and circumstances basis in light of the parties’ intent and the arrangement’s potential for abuse. Arrangements that do not satisfy a safe harbor may be subject to greater scrutiny by enforcement agencies. If any of CareMax’s business transactions or arrangements were found to violate the federal Anti-Kickback Statute, CareMax could face, among other things, criminal, civil or administrative sanctions, including possible exclusion from participation in Medicare, Medicaid and other state and federal healthcare programs. Any findings that CareMax has violated these laws, or even accusations of the same, could have a material adverse impact on CareMax’s business, results of operations, financial condition, cash flows, reputation and stock price.
As part of HHS’s Regulatory Sprint to Coordinated Care (“Regulatory Sprint”), the Office of Inspector General (the “OIG”) of HHS issued a request for information in August 2018 seeking input on regulatory provisions that may act as barriers to coordinated care or value-based care. Specifically, the OIG sought to identify ways in which it might modify or add new safe harbors to the Anti-Kickback Statute (as well as exceptions to the definition of “remuneration” in the beneficiary inducements provision of the Civil Monetary Penalty statute) to foster arrangements that promote care coordination and advance the delivery of value-based care, while also protecting against harms caused by fraud and abuse. Numerous federal agencies have requested comments and information from the public and have published proposed regulations as part of the Regulatory Sprint on areas that have historically been viewed as barriers to innovative care coordination arrangements.
On November 20, 2020, the OIG released final rules clarifying and revising the Anti-Kickback Statute safe harbors. The new rules are intended to reduce regulatory barriers, accelerate the shift in service reimbursement from volume to value-based payments, and advance coordinated care across healthcare settings. OIG’s final rule adds seven new safe harbor provisions for certain coordinated care and value-based arrangements, modifies four existing safe harbor protections, and codifies one new exception under the civil monetary penalty prohibitions against beneficiary inducements related to telehealth technologies furnished to certain in-home dialysis patients.

In coordination with the exceptions under the Stark Law, OIG established three “new safe harbors for remuneration exchanged between or among participants in a value-based arrangement.” OIG also finalized a new safe harbor related to patient engagement tools and supports furnished by a participant in a value-based enterprise to a patient in a target patient population, and a safe harbor for participants in CMS-sponsored model arrangements and model patient incentives (e.g., Medicare Shared Savings Program) to provide greater predictability and uniformity across models. The other safe harbor provisions include cybersecurity technology, tools, and related services, and electronic health records (“EHR”) items and services, along with revisions to safe harbors addressing personal services arrangements, warranties, and local transportation.
These changes in federal regulations are anticipated to make a significant impact on health care providers and other stakeholders. These and similar changes may cause OIG, CMS or other regulators to change the parameters of rules and regulations that CareMax must follow and thus impact CareMax’s business, results of operations and financial condition.
Risk Bearing Provider Regulation
Certain of the jurisdictions where CareMax currently operates or may choose to operate in the future regulate the operations and financial condition of risk bearing providers like CareMax and its affiliated providers. These regulations can include capital requirements, licensing or certification, governance controls and other similar matters. While these regulations have not had a material impact on CareMax’s business to date, as CareMax continues to expand, these rules may require additional resources and capitalization and add complexity to CareMax’s business.
Stark Law
The Stark Law prohibits a physician who has a financial relationship, or who has an immediate family member who has a financial relationship, with entities providing Designated Health Services (“DHS”) from referring Medicare patients to such entities for the furnishing of DHS, unless an exception applies. Although uncertainty exists, federal agencies and at least two courts have taken the position that the Stark Law also applies to Medicaid. DHS is defined to include clinical laboratory services, physical therapy services, occupational therapy services, radiology services including magnetic resonance imaging, computerized axial tomography scans, and ultrasound services, radiation therapy services and supplies, durable medical equipment and supplies, parenteral and enteral nutrients, equipment, and supplies, prosthetics, orthotics and prosthetic devices and supplies, home health services, outpatient prescription drugs, inpatient and outpatient hospital services and outpatient speech-language pathology services. The types of financial arrangements between a physician and an entity providing DHS that trigger the self-referral prohibitions of the Stark Law are broad and include direct and indirect ownership and investment interests and compensation arrangements. The prohibition applies regardless of the reasons for the financial relationship and the referral. Unlike the federal Anti-Kickback Statute, the Stark Law is a strict liability violation where unlawful intent need not be demonstrated.
The Stark Law prohibits any entity providing DHS that has received a prohibited referral from presenting, or causing to be presented, a claim or billing for the services arising out of the prohibited referral. Similarly, the Stark Law prohibits an entity from “furnishing” a DHS to another entity in which it has a financial relationship when that entity bills for the service. The Stark Law also prohibits self-referrals within an organization by its own physicians, although broad exceptions exist that cover employed physicians and those referring DHS that are ancillary to the physician’s practice to the physician group.
If the Stark Law is implicated, the financial relationship must fully satisfy a Stark Law exception. There are a number of exceptions to the self-referral prohibition, including exceptions for many of the customary financial arrangements between physicians and providers, such as employment contracts, leases, professional services agreements, and risk sharing arrangements, amongst others. If an exception is not satisfied, then the parties to the arrangement could be subject to sanctions. Sanctions for violation of the Stark Law include denial of payment for claims for services provided in violation of the prohibition, refunds of amounts collected in violation of the prohibition, a civil penalty of up to $15,000 for each service arising out of the prohibited referral, a civil penalty of up to $100,000 against parties that enter into a scheme to circumvent the Stark Law prohibition, civil assessment of up to three times the amount claimed and potential exclusion from the federal healthcare programs, including Medicare and Medicaid. Amounts collected on claims related to prohibited referrals must be reported and refunded generally within 60 days after the date on which the overpayment was identified. Furthermore, Stark Law violations and failure to return overpayments in a timely manner can form the basis for FCA liability, as discussed below.
If CMS or other regulatory or enforcement authorities determine that claims have been submitted for referrals by CareMax that violate the Stark Law, CareMax would be subject to the penalties described above. In addition, it might be necessary to restructure existing compensation agreements with CareMax’s physicians. Any such penalties and restructuring or other required actions (including mere accusations) could have a material adverse effect on CareMax’s business, results of operations, financial condition and cash flows.
In 2018, CMS issued a request for information seeking input on how to address any undue regulatory impact and burden of the Stark Law. CMS placed the request for information in the context of the Regulatory Sprint and stated that it identified aspects of the Stark Law that pose potential barriers to coordinated care. CMS has since issued a sweeping set of new regulations that introduce significant new value-based terminology, safe harbors and exceptions to the Stark Law. Those or other changes implemented by CMS may change the parameters of Stark Law exceptions that CareMax relies on and thus impact CareMax’s business, results of operations and financial condition. On November 20, 2020, CMS and OIG issued new exceptions to promote coordinated services among healthcare providers and emphasize value-based payment and collaborative care. In the final rule, CMS finalized three new exceptions and definitions for certain value-based compensation arrangements between or among physicians, providers and suppliers, and amended the existing exception for EHR items. When it comes to value-based arrangements, CMS codified three “new, permanent exceptions to the physician self-referral law.” The specific activities of the parties involved in these compensation relationships will be key to determining whether the proposed value-based arrangement qualifies for an exception under the Stark Law.
CMS also added two new exceptions — one for certain arrangements under which a physician receives limited remuneration for items or services actually provided by the physician, and the other, aligned with OIG, for donations of cybersecurity technology that includes hardware, software, and related services. The final rule also includes commentary and insight into how CMS now interprets numerous defined terms and various requirements scattered throughout the Stark Law.
The definition of DHS under the Stark Law does not include physician services. Because most services furnished to Medicare beneficiaries provided in CareMax’s centers are physician services, CareMax’s services generally do not implicate the Stark Law referral prohibition. However, certain ancillary services CareMax may provide, including certain diagnostic testing, may be considered DHS. Also, CareMax refers Medicare beneficiaries to third parties for the provision of DHS and CareMax’s financial relationships with those third parties must satisfy a Stark Law exception.
CareMax has entered into several types of financial relationships with physicians, including compensation arrangements. If CareMax’s centers were to bill for a DHS service and the financial relationships with the physician did not satisfy an exception, CareMax could be required to change CareMax’s practices, face civil penalties, pay substantial fines, return certain payments received from Medicare and beneficiaries or otherwise experience a material adverse effect as a result of a challenge to payments made pursuant to referrals from these physicians under the Stark Law.
Fraud and Abuse under State Law
States also have laws similar to or more strict than the federal Anti-Kickback Statute and Stark Law that may affect CareMax’s ability to receive referrals from physicians with whom CareMax has financial relationships. State laws of this nature are significant, particularly if they apply to all payors and not just to government-funded healthcare programs. Some states have laws prohibiting physicians from holding financial interests in various types of medical facilities to which they refer patients. These state prohibitions may differ from the Stark Law’s prohibitions and exceptions may apply to a broader or narrower range of services and financial relationships. Some of these laws could potentially be interpreted broadly as prohibiting physicians who hold shares of CareMax’s publicly traded stock or are physician owners from referring patients to CareMax’s centers if the centers perform services for their patients or do not otherwise satisfy an exception to the law. State statutes and regulations also may require physicians or other healthcare professionals to disclose to patients any financial relationship the physicians or healthcare professionals have with a healthcare provider that is recommended to patients.
Some state anti-kickback laws include civil and criminal penalties. Some of these laws include exemptions that may be applicable to CareMax’s physician relationships or for financial interests limited to shares of publicly traded stock. Some, however, may include no explicit exemption for certain types of agreements and/or relationships entered into with physicians. These laws and regulations vary significantly from state to state, are often vague and, in many cases, have not been interpreted by courts or regulatory agencies. Exclusions and penalties, if applied to us, could result in significant loss of reimbursement to us, thereby significantly affecting CareMax’s financial condition.
If these laws are interpreted to apply to physicians who hold equity interests in CareMax’s centers or to physicians who hold CareMax’s publicly traded stock, and for which no applicable exception exists, CareMax may be required to terminate or restructure CareMax’s relationships with these physicians. Violations of these state laws may result in prohibition of payment for services rendered, loss of licenses, fines, criminal penalties, administrative sanctions, refund requirements and exclusions from government healthcare programs, including Medicare and Medicaid, which could have a material adverse effect on CareMax’s business, results of operations, financial condition, cash flows, reputation and stock price.
Similarly, states may have beneficiary inducement prohibitions and consumer protection laws that may be triggered by the offering of inducements, incentives and other forms of remuneration to patients and prospective patients. Violations range from civil to criminal and could have a material adverse effect on CareMax’s business, results of operations and financial condition.
Corporate Practice of Medicine and Fee-Splitting
The laws and regulations relating to the practice of medicine vary from state to state and many states prohibit general business corporations, such as CareMax, from practicing medicine, controlling physicians’ medical decisions or engaging in some practices such as splitting professional fees with physicians. While CareMax believes that CareMax is in substantial compliance with state laws prohibiting the corporate practice of medicine and fee-splitting, other parties may assert that CareMax is engaged in the corporate practice of medicine or unlawful fee-splitting. Were such allegations to be asserted successfully before the appropriate judicial or administrative forums, CareMax could be subject to adverse judicial or administrative penalties, certain contracts could be determined to be unenforceable and CareMax may be required to restructure CareMax’s contractual arrangements. The laws of other states do not prohibit non-physician entities from employing physicians to practice medicine but may retain a ban on some types of fee-splitting arrangements.
Violations of the corporate practice of medicine vary by state and may result in physicians being subject to disciplinary action, as well as to forfeiture of revenues from payors for services rendered. For lay entities, violations may also bring both civil and, in more extreme cases, criminal liability for engaging in medical practice without a license. Some of the relevant laws, regulations and agency interpretations in states with corporate practice of medicine restrictions have been subject to limited judicial and regulatory interpretation. In limited cases, courts have required management services companies to divest or reorganize structures deemed to violate corporate practice restrictions. Third-party payors may also seek to terminate their contracts with, or recoup past amounts paid from, CareMax arising out of CareMax’s alleged violation corporate practice or fee-splitting laws. Moreover, state laws are subject to change. Any allegations or findings that CareMax has violated these laws could have a material adverse impact on CareMax’s business, results of operations and financial condition.
The False Claims Act
The federal False Claims Act (the “FCA”) is a means of policing false bills or false requests for payment in the healthcare delivery system. Among other things, the FCA authorizes the imposition of up to three times the government’s damages and significant per claim civil penalties on any “person” (including an individual, organization or company) who, among other acts:

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knowingly presents or causes to be presented to the federal government a false or fraudulent claim for payment or approval;

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knowingly makes, uses or causes to be made or used a false record or statement material to a false or fraudulent claim;

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knowingly makes, uses or causes to be made or used a false record or statement material to an obligation to pay the government, or knowingly conceals or knowingly and improperly avoids or decreases an obligation to pay or transmit money or property to the federal government; or

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conspires to commit the above acts.

The federal government has used the FCA to prosecute a wide variety of alleged false claims and fraud allegedly perpetrated against Medicare and state healthcare programs, including but not limited to coding errors, billing for services not rendered, the submission of false cost or other reports, billing for services at a higher payment rate than appropriate, billing for items or services provided by entities or individuals that are not appropriate licensed, billing for care that is not considered medically necessary and false reporting of risk-adjusted diagnostic codes to Medicare Advantage plans. The penalties for a violation of the FCA range from $5,500 to $11,000 (adjusted for inflation) for each false claim, plus up to three times the amount of damages caused by each false claim, which can be as much as the amounts received directly or indirectly from the government for each such false claim. On June 20, 2020, the Department of Justice issued a final rule announcing adjustments to FCA penalties, under which the per claim penalty range increased to a range from $11,665 to $23,331 for penalties assessed after June 19, 2020, so long as the underlying conduct occurred after November 2, 2015
The Fraud Enforcement and Recovery Act (“FERA”), enacted on May 20, 2009, greatly expanded the reach of the FCA by eliminating the prior requirement that a false claim be presented to a federal official, or that such a claim directly involve federal funds. FERA clarifies that liability attaches whenever an individual or entity makes a false claim to obtain money or property, any part of which is provided by the government, without regard to whether the individual or entity makes such claim directly to the federal government. Consequently, under FERA, liability attaches when such false claim is submitted to an agent acting on the government’s behalf or with a third party contractor, grantee or other recipient of such federal money or property. Additionally, under FERA, individuals and entities violate the FCA by knowingly retaining historic improper payments (overpayments/overprovisions) even if the individual or entity did not make claim for such payments. The ACA requires that overpayments be reported and returned within 60 days after the overpayment is identified or the corresponding cost report was due.
An overpayment impermissibly retained could subject CareMax to liability under the FCA, exclusion from government healthcare programs and penalties under the federal Civil Monetary Penalty statute. As a result of these provisions, CareMax’s procedures for identifying and processing overpayments may be subject to greater scrutiny.
In addition to actions being brought under the FCA by government officials, the FCA also allows a private individual with direct knowledge of fraud to bring a whistleblower, or qui tam, lawsuit on behalf of the government for violations of the FCA. The ACA also broadens the direct knowledge requirement so that the private individual is not required to have direct knowledge of the allegations, but must provide information to the government before it is publicly disclosed and that is independent of and materially adds to any publicly disclosed allegations. In that event, the whistleblower is responsible for initiating a lawsuit that sets in motion a chain of events that may eventually lead to the recovery of money by the government.
The ACA provides that claims tainted by a violation of the federal Anti-Kickback Statute are false for purposes of the FCA. Some courts have held that filing claims or failing to refund amounts collected in violation of the Stark Law can form the basis for liability under the FCA. In addition to the provisions of the FCA, which provide for civil enforcement, the federal government can use several criminal statutes to prosecute individuals and entities who are alleged to have submitted false or fraudulent claims for payment to the federal government. Any allegations or findings that CareMax has violated the FCA could have a material adverse impact on CareMax’s business, results of operations and financial condition.
In addition to the FCA, various states have adopted their own analogs of the FCA. States are becoming increasingly active in using their false claims laws to police the same activities listed above, particularly with regard to Medicaid fee-for-service and Managed Medicaid programs.

Civil Monetary Penalties Statute
The Civil Monetary Penalties Statute, 42 U.S.C. § 1320a-7a, authorizes the imposition of civil monetary penalties, assessments and exclusion against an individual or entity based on a variety of prohibited conduct, including, but not limited to:
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presenting, or causing to be presented, claims for payment to Medicare, Medicaid or other third-party payors that the individual or entity knows or should know are for an item or service that was not provided as claimed or is false or fraudulent;

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offering remuneration to a federal health care program beneficiary that the individual or entity knows or should know is likely to influence the beneficiary to order or receive health care items or services from a particular provider;

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arranging contracts with an entity or individual excluded from participation in the federal health care programs;

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violating the federal Anti-Kickback Statute;

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making, using or causing to be made or used a false record or statement material to a false or fraudulent claim for payment for items and services furnished under a federal health care program;

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making, using or causing to be made any false statement, omission or misrepresentation of a material fact in any application, bid or contract to participate or enroll as a provider of services or a supplier under a federal health care program; and

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failing to report and return an overpayment owed to the federal government.

Substantial civil monetary penalties may be imposed under the federal Civil Monetary Penalty Statute and may vary depending on the underlying violation. In addition, an assessment of not more than three times the total amount claimed for each item or service may also apply and a violator may be subject to exclusion from federal and state health care programs. In addition, exclusion from the Medicare program may be imposed for violations.
CareMax could be exposed to a wide range of allegations to which the federal Civil Monetary Penalty Statute would apply. CareMax performs monthly checks on CareMax’s employees, affiliated providers and certain affiliates and vendors using government databases to confirm that these individuals have not been excluded from federal programs. However, should an individual become excluded and CareMax fails to detect it, a federal agency could require CareMax to refund amounts attributable to all claims or services performed or sufficiently linked to an excluded individual, assess significant penalties or, worse case scenario, exclude CareMax from participating in the Medicare program. Likewise, CareMax’s patient programs, which can include enhancements, incentives, benefits and additional care coordination not otherwise covered by third-party payors (including Medicare and Medicaid), could be alleged to be intended to influence the patient’s choice in obtaining services or the amount or types of services sought. Thus, CareMax cannot foreclose the possibility that CareMax will face allegations subject to the Civil Monetary Penalty Statute with the potential for a material adverse impact on CareMax’s business, results of operations and financial condition.
HIPAA and Other Data Privacy Laws
The Health Insurance Portability and Accountability Act of 1996, as amended by as amended by Subtitle D of the Health Information Technology for Economic and Clinical Health Act, also known as Title XIII of Division A and Title IV of Division B of the American Recovery and Reinvestment Act of 2009, and the regulations promulgated thereunder, collectively “HIPAA”, as well as a number of other federal and state privacy and information security laws, extensively regulate the use and disclosure of individually identifiable health information, known as “protected health information,” or “PHI” and require covered entities, including health plans and most health care providers, to implement administrative, physical and technical safeguards to protect the security of such information. Additional security requirements apply to electronic PHI. These regulations also provide patients with substantive rights with respect to their health information. As a HIPAA covered entity, CareMax is required to enter into written agreements with certain contractors, known as business associates, to whom CareMax discloses PHI. Covered entities may be subject to penalties for, among other activities, failing to enter into a business associate agreement where required by law or as a result of a business associate violating HIPAA, if the business associate is found to be an agent of the covered entity and acting within the scope of the agency. In instances where CareMax acts as a business associate to a covered entity, there is the potential for additional liability beyond CareMax’s status as a covered entity.
Covered entities must notify affected individuals of breaches of unsecured PHI without unreasonable delay but no later than 60 days after discovery of the breach by a covered entity or its agents. Reporting must also be made to the HHS Office for Civil Rights and, for breaches of unsecured PHI involving more than 500 residents of a state or jurisdiction, to the media. All impermissible uses or disclosures of unsecured PHI are presumed to be breaches unless the covered entity or business associate establishes that there is a low probability the PHI has been compromised. Various state laws and regulations may also require CareMax to notify affected individuals in the event of a data breach involving personal information without regard to the probability of the information being compromised.
Violations of HIPAA by providers like CareMax, including, but not limited to, failing to implement appropriate administrative, physical and technical safeguards, have resulted in enforcement actions and in some cases triggered settlement payments or civil monetary penalties. Penalties for impermissible use or disclosure of PHI were increased by the HITECH Act by imposing tiered penalties of more than $50,000 per violation and up to $1.5 million per year for identical violations. In addition, HIPAA provides for criminal penalties of up to $250,000 and ten years in prison, with the severest penalties for obtaining and disclosing PHI with the intent to sell, transfer or use such information for commercial advantage, personal gain or malicious harm. Further, state attorneys general may bring civil actions seeking either injunction or damages in response to violations of the HIPAA privacy and security regulations that threaten the privacy of state residents. CareMax follows and maintains a HIPAA compliance plan, which CareMax believes complies with the HIPAA privacy and security regulations, but there can be no assurance that OCR or other regulators will agree. There can be no assurance that CareMax will not be the subject of an investigation (arising out of a reportable breach incident, audit or otherwise) alleging non-compliance with HIPAA regulations in CareMax’s maintenance of PHI. The HIPAA privacy and security regulations impose and will continue to impose significant costs on CareMax in order to comply with these standards.
In addition, certain states have proposed or enacted legislation that will create new data privacy and security obligations for certain entities, such as the California Consumer Privacy Act that went into effect January 1, 2020.
In addition, there are numerous other laws and legislative and regulatory initiatives at the federal and state levels addressing privacy and security concerns and CareMax remains subject to federal or state privacy-related laws that are more restrictive than the privacy regulations issued under HIPAA. These laws vary and could impose additional penalties. For example, the Federal Trade Commission uses its consumer protection authority to initiate enforcement actions in response to alleged privacy and data security violations. The California Consumer Privacy Act (the “CCPA”), which came into effect January 1, 2020, was recently amended and expanded by the California Privacy Rights Act (the “CPRA”) passed on November 3, 2020. Most of the CPRA’s substantive provisions will not take effect until January 1, 2023, however, the CPRA’s expansion of the “Right to Know” impacts personal information collected on or after January 1, 2022. Companies must still comply with the CCPA during the ramp up period before the CPRA goes into effect. The CCPA and CPRA, among other things, create new data privacy obligations for covered companies and provides new privacy rights to California residents, including the right to opt out of certain disclosures of their information. The CCPA also created a private right of action with statutory damages for certain data breaches, thereby potentially increasing risks associated with a data breach. It remains unclear what, if any, additional modifications will be made to the CPRA by the California legislature or how it will be interpreted.
In addition to the laws discussed above, CareMax may see more stringent state and federal privacy legislation in 2021 and beyond, as the increased cyber-attacks during the COVID-19 pandemic have once again put a spotlight on data privacy and security in the U.S. and other jurisdictions. CareMax cannot predict where new legislation might arise, the scope of such legislation, or the potential impact to CareMax’s business and operations.

HIPAA also created two federal crimes: healthcare fraud and false statements relating to healthcare matters. The healthcare fraud statute prohibits knowingly and willfully executing a scheme to defraud any healthcare benefit program, including private payors. A violation of this statute is a felony and may result in fines, imprisonment or exclusion from government sponsored programs. The false statements statute prohibits knowingly and willfully falsifying, concealing or covering up a material fact or making any materially false, fictitious or fraudulent statement in connection with the delivery of or payment for healthcare benefits, items or services.
Healthcare reform
In March 2010, broad healthcare reform legislation was enacted in the United States through the ACA. Although many of the provisions of the ACA did not take effect immediately and continue to be implemented, and some have been and may be modified before or during their implementation, the reforms could continue to have an impact on CareMax’s business in a number of ways. CareMax cannot predict how employers, private payors or persons buying insurance might react to federal and state healthcare reform legislation, whether already enacted or enacted in the future, nor can CareMax predict what form many of these regulations will take before implementation.
Other aspects of the 2010 healthcare reform laws may also affect CareMax’s business, including provisions that impact the Medicare and Medicaid programs. These and other provisions of the ACA remain subject to ongoing uncertainty due to developing regulations and clarifications, including those described above, as well as continuing political and legal challenges at both the federal and state levels.
While there may be significant changes to the healthcare environment in the future, the specific changes and their timing are not yet apparent. As a result, there is considerable uncertainty regarding the future with respect to the exchanges and other core aspects of the current health care marketplace. Future elections may create conditions for Congress to adopt new federal coverage programs that may disrupt CareMax’s current commercial payor revenue streams. While specific changes and their timing are not yet apparent, such changes could lower CareMax’s reimbursement rates or increase CareMax’s expenses. Any failure to successfully implement strategic initiatives that respond to future legislative, regulatory, and executive changes could have a material adverse effect on CareMax’s business, results of operations and financial condition.
CMS and state Medicaid agencies also routinely adjust the risk adjustment factor which is central to payment under Medicare Advantage and Managed Medicaid programs in which CareMax participates. The monetary “coefficient” values associated with diseases that CareMax manages in its population are subject to change by CMS and state agencies. Such changes could have a material adverse effect on CareMax’s financial condition.
Other regulations
CareMax’s operations are subject to various state hazardous waste and non-hazardous medical waste disposal laws. These laws do not classify as hazardous most of the waste produced from medical services. Occupational Safety and Health Administration regulations require employers to provide workers who are occupationally subject to blood or other potentially infectious materials with prescribed protections. These regulatory requirements apply to all healthcare facilities, including primary care centers, and require employers to make a determination as to which employees may be exposed to blood or other potentially infectious materials and to have in effect a written exposure control plan. In addition, employers are required to provide or employ hepatitis B vaccinations, personal protective equipment and other safety devices, infection control training, post-exposure evaluation and follow-up, waste disposal techniques and procedures and work practice controls. Employers are also required to comply with various record-keeping requirements.
Federal and state law also governs the dispensing of controlled substances by physicians. For example, the Prescription Drug Marketing Act governs the distribution of drug samples. Physicians are required to report relationships they have with the manufacturers of drugs, medical devices and biologics through the Open Payments Program database. Any allegations or findings that CareMax or its providers have violated any of these laws or regulations could have a material adverse impact on CareMax’s business, results of operations and financial condition.
In addition, while none of the jurisdictions in which CareMax currently operates have required it, certain jurisdictions in which CareMax may desire to do business in the future have certificate of need programs regulating the establishment or expansion of healthcare facilities, including primary care centers. These regulations can be complex and time-consuming. Any failure to comply with such regulatory requirements could adversely impact CareMax’s business, results of operations and financial condition.
Intellectual Property
CareMax’s continued growth and success depend, in part, on its ability to protect its intellectual property and internally developed technology, including CareOptimize. CareMax primarily protects its intellectual property through a combination of copyrights, trademarks and trade secrets, intellectual property licenses and other contractual rights (including confidentiality, non-disclosure and assignment-of-invention agreements with CareMax’s employees, independent contractors, consultants and companies with which CareMax conducts business). CareMax does not currently hold a patent or other registered or applied for intellectual protection for the CareOptimize platform, and instead relies upon non-registered rights, including trade secrets, contractual provisions and restrictions on access, to protect its intellectual property rights in CareOptimize. Based upon CareMax’s experience providing care in 12 centers in South Florida and through its CareOptimize technology platform in more than 30 states, CareMax continuously evaluates the needs of its providers and the tools that CareOptimize can provide and make improvements and add new features based on those needs.
However, these intellectual property rights and procedures may not prevent others from competing with CareMax. CareMax may be unable to obtain, maintain and enforce CareMax’s intellectual property rights, and assertions by third parties that CareMax violates their intellectual property rights could have a material adverse effect on CareMax’s business, financial condition and results of operations. See “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — If we are unable to obtain, maintain and enforce intellectual property protection for our technology or if the scope of our intellectual property protection is not sufficiently broad, particularly with respect to the CareOptimize platform, others may be able to develop and commercialize technology substantially similar to ours, and our ability to successfully commercialize our technology may be adversely affected” and “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — Third parties may initiate legal proceedings alleging that we are infringing or otherwise violating their intellectual property rights, the outcome of which would be uncertain and could have a material adverse effect on our business, financial condition and results of operations.”
Legal Proceedings
From time to time, CareMax may be involved in various legal proceedings and subject to claims that arise in the ordinary course of business. Although the results of litigation and claims are inherently unpredictable and uncertain, CareMax is not currently a party to any legal proceedings the outcome of which, if determined adversely to CareMax, are believed to, either individually or taken together, have a material adverse effect on CareMax’s business, operating results, cash flows or financial condition. Regardless of the outcome, litigation has the potential to have an adverse impact on CareMax because of defense and settlement costs, diversion of management resources, and other factors. See “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — We may be subject to legal proceedings and litigation, including intellectual property and privacy disputes, which are costly to defend and could materially harm our business and results of operations.”
Insurance
CareMax maintains insurance and excess coverage for property and general liability, professional liability, directors’ and officers’ liability, workers’ compensation, cybersecurity and other coverage in amounts and on terms believed adequate by management, based on CareMax’s actual claims experience and expectations for future claims. CareMax also utilizes stop-loss insurance for its patients, protecting CareMax for medical claims per episode in excess of certain levels which vary depending on the applicable payor. Future claims could, however, exceed CareMax’s applicable insurance coverage. CareMax provides malpractice insurance for the physician practicing at CareMax centers.
Employees and Human Capital Resources
As of December 31, 2020, CareMax had approximately 374 employee team members, including approximately 22 primary care providers. CareMax’s physicians and other care providers are paid salaries or contracted flat rates in order to incentive them to provide high quality care rather than volume of care. This base compensation for providers is then overlaid with bonuses for member outcomes and member satisfaction. CareMax considers its relationship with its employees to be good. None of CareMax’s employees are represented by a labor union or party to a collective bargaining agreement.
Properties
CareMax’s principal executive offices are located in Miami, Florida. As of December 31, 2020, CareMax leased approximately 130,000 gross square feet relating to its business operations located in and throughout Miami-Dade and Broward Counties in South Florida. CareMax believe that its facilities are adequate to meet CareMax’s needs for the immediate future, and that, should it be needed, suitable additional space will be available to accommodate any expansion of CareMax’s operations.
Seasonality
Due to the large number of dual-eligible patients (meaning eligible for both Medicare and Medicaid) that CareMax serves, the limited annual enrollment period does not materially affect CareMax’s growth during the year. CareMax typically sees large increases in ACA patients during the first quarter as a result of the annual enrollment period from October to December. However, this is not a large portion of CareMax’s business.
CareMax’s operational and financial results will experience some variability depending upon the time of year in which they are measured. This variability is most notable in the following areas:
Per-Patient Revenue
CareMax’s revenue derived from at-risk patients is a function of the percent of premium CareMax has negotiated with its payors as well as its ability to accurately and appropriately document the acuity of a patient. CareMax experiences some seasonality with respect to its per-patient revenue as it will generally decline over the course of the year. In January of each year, CMS revises the risk adjustment factor for each patient based upon health conditions documented in the prior year, leading to an overall increase in per-patient revenue. As the year progresses, CareMax’s per-patient revenue declines as new patients join CareMax typically with less complete or accurate documentation (and therefore lower risk-adjustment scores) and patient mortality disproportionately impacts CareMax’s higher-risk (and therefore greater revenue) patients.
Medical costs
Medical costs will vary seasonally depending on a number of factors, but most significantly the weather. Certain illnesses, such as the influenza virus, are far more prevalent during colder months of the year, which will result in an increase in medical expenses during these time periods. CareMax therefore expects to see higher levels of per-patient medical costs in the first and fourth quarters. Medical costs also depend upon the number of business days in a period. Shorter periods will have lesser medical costs due to fewer business days. Business days can also create year-over-year comparability issues if one year has a different number of business days compared to another. CareMax also expects to experience an impact should there be a pandemic such as COVID-19, which may result in increased or decreased total medical costs depending upon the severity of the infection, the duration of the infection and the impact to the supply and availability of healthcare services for CareMax’s patients.

CAREMAX MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion and analysis summarizes the significant factors affecting the consolidated operating results, financial condition, liquidity and cash flows of CareMax as of and for the periods presented below. The following discussion and analysis should be read in conjunction with CareMax’s consolidated financial statements and the related notes thereto included elsewhere in this proxy statement. The discussion contains forward-looking statements that are based on the beliefs of management, as well as assumptions made by, and information currently available to, CareMax’s management. Actual results could differ materially from those discussed in or implied by forward-looking statements as a result of various factors, including those discussed below and elsewhere in this proxy statement, particularly in the sections entitled “Risk Factors” and “Forward-Looking Statements.”
Overview
CareMax Medical Group, LLC (together with its subsidiaries, “CareMax”) is an at-risk primary-care provider contracted by Medicare Advantage (“MA”) plans to provide care to patients in South Florida which is one of the largest and fastest growing Medicare and dual-eligible markets in the United States. Founded by Carlos and Alberto de Solo, CareMax operates a growing network of physicians and multi-specialty medical and wellness centers. CareMax currently has 12 centers open in South Florida with an additional center under construction which is expected to open in 2022. CareMax offers a comprehensive range of medical services, including primary and preventative care, specialist services, diagnostic testing, chronic disease management, dental and optometry services under global capitation contracts.
CareMax was founded in 2011 and is a leading health care organization focused on providing high-quality medical services through physicians and health care professionals committed to the overall health and wellness continuum of care for its patients. CareMax utilizes a high touch, comprehensive approach to coordinating care for patients that incorporates both exceptional clinical care and the integration of technology and data analytics to manage risk and drive patient satisfaction, provide value-based care, and achieve superior clinical outcomes. CareMax also has a Management Services Organization/Independent Physician Association arm (“Managed Healthcare Partners”) that provides managerial support to physicians, allowing them to devote more time to patient care and less time to back-office activities. Through such services, physicians can benefit from the economies of scale, efficient specialty network and negotiated utilization network, dental and optometry services, technology, coding, and overall infrastructure that CareMax and Managed Healthcare Partners have put together to better serve its network of independent physicians. CareMax has also developed a proprietary platform called CareOptimize that assists the care team in aggregating and curating data from across the care continuum. The CareOptimize platform uses a rules engine, powered by machine learning and artificial intelligence, to then manifest cost, quality, and clinical data points at point of care during visits and between visits.
CareMax medical centers aim to help members achieve and maintain healthier lives with seminars and classes. CareMax provides personal assistance to members and offer information on numerous health-related topics, as well as programs to enhance personal development. Patients enjoy wellness services on important issues such as:
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Fall Prevention for Seniors

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Preventive Medicine

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Physical Activity and Nutrition

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Diabetes Prevention and Control Program

Transportation is offered to the CareMax wellness centers for the patients’ convenience.
CareMax medical centers cater to MA members. MA (or Medicare Part C) plans are run by private insurance companies, approved by and under contract with Medicare. With MA, patients get all of the same coverage as original Medicare, including emergency care, and most plans also include prescription drug coverage. In many cases, MA plans offer even more than original Medicare, including dental, vision, hearing, and wellness programs.

CareMax believes it can translate the above premium services into economic benefits. By focusing on interventions that keep its patients healthy, CareMax can capture the cost savings that CareMax creates and reinvest them in CareMax’s care model. CareMax believes these investments lead to better outcomes and improved patient experiences, which will drive further cost savings, power patient retention and enable CareMax to attract new patients. CareMax believes increasing cost savings over a growing patient population will deliver an even greater surplus to the organization, enabling CareMax to reinvest to scale and fund new centers, progress its care model and enhance its technology. This virtuous cycle has created compelling economics at the center level, with CareMax’s twelve centers serving more than 6,200 at-risk patients for the year ended December 31, 2020, operating at 60% weighted average capacity and generating total revenues of $120.4 million and weighted average center-level contribution margins (defined as (i) capitated and other revenue minus (ii) the sum of (a) medical claims expense and (b) cost of care, excluding depreciation and amortization) of 9.1%.
As of December 31, 2020, CareMax employed approximately 374 team members, including approximately 22 primary care providers. For the year ended December 31, 2020 and 2019, CareMax’s total revenues were $120.4 million and $90.6 million, respectively, representing a year-over-year growth rate of 33%. CareMax believes it has significant growth opportunities, with 40% of its current aggregate center capacity not utilized due to CareMax’s recent center openings and a substantial opportunity to increase the number of centers CareMax operates in new and existing markets.
Key Factors Affecting CareMax’s Performance
CareMax’s Patients
CareMax centers accept only MA and Medicaid patients.
MA patients are those individuals enrolled in an MA plan that have contracted with CareMax. As of December 31, 2020, CareMax managed the health and wellbeing for nearly 100% of its MA patients on an at-risk basis, where CareMax has been selected as the patient’s primary care provider and is financially responsible for all of their medical costs, including but not limited to emergency room and hospital visits, post-acute care admissions, prescription drugs, specialist physician spend (e.g., orthopedics) and primary care spend. For these patients CareMax receives an agreed percentage of the premium the MA plan receives from the Centers for Medicare and Medicaid Services (“CMS”) (typically the substantial majority of such premium given the risk borne by CareMax). CareMax’s value proposition to these patients and their MA plan is to improve these patients’ health and reduce these patients’ healthcare costs by providing a more comprehensive patient experience via the CareMax system, whereby CareMax invests more heavily in primary care to avoid more expensive downstream costs, such as hospital admissions. Because CareMax is at-risk for the entirety of a patient’s medical expense, investing more heavily in preventative primary care makes economic sense given the relative costs to acute, episodic hospital-based care.
In the twelve months ended December 31, 2020, CareMax derived 99.7% of its revenue from its at-risk patient base and expects at-risk patients to constitute the majority of its revenue going forward. Overall, CareMax’s at-risk patients are profitable at the center level, with a per-patient center-level contribution of approximately $811 per month overall. Overall, CareMax’s per-patient center-level contribution for at-risk patients increases by approximately $494 after three years as patients have longer experience in its model. The improvement of contribution from the average at-risk patient to a tenured at-risk patient is driven by spreading costs over a larger base of patients, as tenured patients tend to be in more mature centers, and improved results driven by CareMax’s clinical model.
The revenue CareMax generates for its fee-for-service patients is significantly less than the revenue associated with its at-risk MA patients. CareMax counts fee-for-service patients as those that have completed a welcome visit at one of its centers and verbally communicated a desired interest in continuing to receive care at CareMax centers. A fee-for-service patient remains active in CareMax’s system until CareMax is informed by the applicable health plan that the patient is no longer active.
CareMax’s fee-for-service revenue, on a per patient basis, is lower than its per patient revenue for at-risk patients basis in part because CareMax’s fee-for-service revenue covers only the primary care services that CareMax directly provides to the patient, while the capitation revenue is intended to compensate CareMax for the services directly performed by CareMax as well as the financial risk that CareMax assumes related to the third-party medical expenses of at-risk patients.
In terms of the total expense of services provided internally, approximately 100% of CareMax’s services were provided to patients covered by MA plans covered by capitation arrangements for the years ended December 31, 2020 and 2019. CareMax’s patients enrolled in MA plans covered by capitation arrangements had on average approximately 24 and 23 visits for the twelve months ended December 31, 2020 and 2019, respectively.
Despite the difference in patient economics between these two groups, CareMax continues to serve both groups. CareMax does this for a few reasons: (1) CareMax is focused on providing the best healthcare for and improving the wellbeing of all Medicare patients; (2) CareMax is hopeful that in some future period there will be new programs through CMS that allow CareMax to achieve risk-like patient economics on its traditional Medicare patients and (3) CareMax’s fee-for-service patients often enroll in MA plans at some point in time. CareMax will educate its patients on the different components of Medicare and how they relate to one another. If patients are interested, CareMax will introduce them to an unaffiliated insurance agent who can help them decide the appropriate plan for them based on their individual health needs. If CareMax’s fee-for-service patients enroll in MA, CareMax is better positioned to continue to serve them as at-risk patients as CareMax is already familiar with their health conditions, they are familiar with CareMax’s care model and CareMax receives additional data from payors and third-party medical providers to help care for them once they join a capitation arrangement.
Medicare provides an annual enrollment period during the fall of each year to allow patients to select an MA program or instead select traditional Medicare, with only limited ability for patients to make that selection during other periods of the year. Once patients have selected MA, they can change the selection of their primary care provider at any time. Accordingly, while the annual enrollment period is important to CareMax, CareMax is able to attract new at-risk patients at any time during the year from the existing pool of MA patients and CareMax must work to retain its patients throughout the year.
CareMax’s historical financial performance has been, and CareMax expects its financial performance in the future to be, driven by its ability to:
Add New Patients in Existing Centers
CareMax believes its ability to add new patients is a key indicator of the market’s recognition of the attractiveness of CareMax, both to its patients and payor partners, and a key growth driver for its business. CareMax has a large embedded growth opportunity within its existing center base. With an average capacity of 867 patients, CareMax’s 12 centers as of December 31, 2020 can support approximately 10,400 patients. CareMax also believes that even after COVID-19 subsides, it will continue to conduct a portion of visits by telehealth sessions based on patient preference and clinical need, which could potentially increase the average capacity of CareMax’s centers beyond 10,400 patients. Additionally, as CareMax adds patients to its existing centers, it expects these patients to contribute significant incremental economics to CareMax as it leverages its fixed cost base at each center.
CareMax utilizes a proactive strategy to drive growth to its centers. CareMax employs a grassroots approach to patient engagement led by its outreach team and supplemented by more traditional marketing, including digital and social media, print, mail and telemarketing. CareMax leverages its outreach team to ensure it is connecting with Medicare-eligible patients across a number of channels to make them aware of their healthcare choices and the services CareMax offers. These efforts have historically included hosting events within CareMax centers and participating in community events. Each of CareMax’s centers has a community room: a space designated and available for patients’ use whenever the center is open. CareMax also utilizes this space to provide fitness and health education classes to its patients and often opens up events to any older adults in the community regardless of their affiliation. In 2019, CareMax hosted approximately 60 local events in the communities surrounding its centers. At the present time, CareMax is leveraging its community centers as extra waiting room space as needed, which allows easier social distancing for patients or their companions. CareMax is continuing to leverage its community-based marketing approach with less focus on in-person interactions and more focus on working with its community partners to identify older adults who need CareMax’s services. It is CareMax’s belief that the enhanced awareness of the importance of managing chronic illnesses as well as patient varied preferences on preferred method to interact with providers will continue to drive demand for CareMax services amongst older adults. CareMax believes that CareMax’s marketing efforts lead to increased awareness of CareMax and additional patients choosing CareMax as their primary care provider, regardless of whether that patient is covered under MA or traditional Medicare. CareMax believes that its outreach efforts also help to grow its payor partners’ membership base alongside CareMax’s patient base growth and helps educate patients about their choices on Medicare, further aligning CareMax’s model with that of healthcare payors.
CareMax’s payor partners also direct patients to CareMax by either assigning patients who have not yet selected a primary care provider to CareMax or through insurance agents who inform their clients about CareMax, which CareMax believes results in patients selecting CareMax as their primary care provider when selecting an MA plan. Payors dedicate a large share of their internal efforts to reducing medical costs and they have a strong desire to engage with solutions proven to achieve this goal. Due to CareMax’s care delivery model’s patient-centric focus, CareMax has been able to consistently help payors manage their costs while raising the quality of their plans, affording them quality bonuses that increase their revenue. CareMax believes that it represents an attractive opportunity for payors to improve their overall membership growth in a given market without assuming any financial downside.
Patient Satisfaction
Once CareMax brings on new patients, it focuses on engagement around a care plan and satisfaction. The result is high patient satisfaction. CareMax’s model provides visibility on its financial and growth trajectory given the recurring nature of the revenue CareMax collects from its MA partners once their members begin utilizing CareMax programs. The following table sets out CareMax’s growth in patients since 2017.
	Patients	Increase	%
2017	3,027
2018	3,602	575	19%
2019	4,821	1,219	34%
2020	6,241	1,420	29%
CMS allows for MA enrollees to be risk-adjusted in order to compensate the MA plan for the greater medical costs associated with sicker patients, so long as the health plan appropriately and accurately documents the patients’ health conditions. CareMax’s patients often have historically not engaged with the healthcare system, and therefore their health conditions are poorly documented. Through CareMax’s care model, CareMax organically determines and assesses the health needs of its patients and creates a care plan consistent with those needs. CareMax captures and documents health conditions as a part of this process. CareMax believes its model aligns its risk adjustment framework as it scales the clinical intensity of the CareMax care model based upon the needs of the individual patient — CareMax invests more dollars and resources towards sicker patients.
Expand CareMax’s Center Base within Existing and New Markets
There are currently approximately 884,000 Medicare beneficiaries in Miami-Dade and Broward Counties and CareMax only services approximately 6,200 of these beneficiaries, representing only a 1% market penetration. As a result, CareMax believes there is significant opportunity to expand in CareMax’s existing markets through the acquisition of new patients to existing centers and addition of new centers. For the long term, these strategically developed new sites allow CareMax to access additional neighborhoods while leveraging its established brand and infrastructure in a market. CareMax believes its existing markets can support approximately 1,000 centers based upon the number of Medicare patients in these markets and the capacity of its current centers. The table below reflects statistics of CareMax’s current centers.

	2018	2019	2020
Centers	11	11	12
Markets	1	1	1
Patients	3,600	4,800	6,200
At-risk	99.3%	99.5%	99.7%
Fee for service	0.7%	0.5%	0.3%
The patient numbers are approximations.
CareMax estimates that the core addressable market for CareMax’s services in Miami-Dade and Broward Counties is approximately 884,000 Medicare eligible individuals in its target demographic. CareMax believes this market represents approximately $10.6 billion of annual healthcare spend based on multiplying an average annual revenue of $12,000 per member, which amount is derived from CareMax’s experience and industry knowledge and which CareMax believes represents a reasonable national assumption, by the number of Medicare eligible individuals in CareMax’s target markets. CareMax’s existing markets represent a fraction of this market opportunity. Based upon CareMax’s experience, CareMax believes its care model can scale nationally, and CareMax therefore expects to selectively and strategically expand into new geographies. As CareMax continues this expansion, its success will depend on the competitive dynamics in these markets, and its ability to attract patients and deploy its care model in these markets. Through CareOptimize’s clients, which are spread across more than 30 states, CareMax already understands the healthcare dynamics in communities into which CareMax is looking to expand. This gives management a high degree of confidence that the CareMax model can have similar clinical and financial outcomes as CareMax has seen in South Florida.
Once CareMax has identified a location for a new center, CareMax’s typical center takes 12 months to open and, after taking into account tenant improvement allowances, landlord or developer work and similar items, CareMax’s historical upfront capital expenditures average approximately $90 per square foot inclusive of licensing, center construction, center furnishing, purchase of medical equipment and supplies, talent recruiting and initial marketing efforts. CareMax typically enters into long-term triple net leases with its landlords and does not own any real estate, enabling CareMax to more quickly identify and build new centers with a capital efficient model.
By adding new patients to CareMax’s existing centers, retaining CareMax’s existing patients, and strategically opening new centers in existing geographies, CareMax has generated significant revenue growth.
CareMax acquired two centers in 2020 and plans to continue pursuing further strategic acquisitions of medical centers.
Contract with Payors
CareMax’s economic model relies on its capitated partnerships with payors which manage and market MA plans across the United States. In CareMax’s short history, it has been able to establish strategic value-based relationships with nine different payors. These existing contracts and relationships along with CareMax’s partners’ understanding of the value of the CareMax model reduces the risk of entering into new markets as CareMax plans to have payor contracts before entering a new market. Maintaining, supporting, and growing these relationships, particularly as CareMax enters new geographies, is critical to CareMax’s long-term success. CareMax’s model is well-aligned with its payor partners — to drive better health outcomes for patients, enhancing patient satisfaction, while driving incremental patient and revenue growth. This alignment of interests and its effective care model helps ensure CareMax’s continued success with its payor partners.
Effectively Manage the Cost of Care for CareMax Patients
The capitated nature of CareMax’s contracting with payors requires CareMax to prudently manage the medical expense of its patients. CareMax’s medical claims expense is its largest expense category, representing 60% of its total operating expenses for the year ended December 31, 2020. CareMax’s care model focuses on leveraging the primary care setting as a means of avoiding costly downstream healthcare costs, such as acute hospital admissions. The results have been impressive, as CareMax has been able to drive a 58% reduction in hospital admissions (based on CareMax’s hospital admission rates per thousand patients of 155 as of December 31, 2020, compared to the Medicare benchmark of 370), a reduction in 30-day readmission rates (based on CareMax’s rate of hospital readmissions within 30 days per thousand patients of 15% as of December 31, 2020, compared to the Medicare benchmark of 19%) and a 77% reduction in emergency department visits (based on CareMax’s rate of emergency department “treat and release” claims per thousand patients of 250 as of December 31, 2020, compared to the Medicare benchmark of 1,091). CareMax’s patients, however, retain the freedom to seek care at emergency rooms or hospitals; CareMax does not restrict their access to care. Therefore, CareMax is liable for potentially large medical claims should CareMax not effectively manage its patients’ health. CareMax utilizes stop-loss insurance for its patients, protecting CareMax for medical claims per episode in excess of certain levels.
Center-Level Contribution Margin
CareMax endeavors to expand its number of centers and number of patients at each center over time. Due to the significant fixed costs associated with operating and managing its centers, CareMax generates significantly better center-level contribution margins as the patient base within CareMax’s centers increases and costs decrease as a percentage of revenue. As a result, the value of a center to CareMax’s business increases over time.
Seasonality to CareMax’s Business
Due to the large number of dual-eligible patients (meaning eligible for both Medicare and Medicaid) that CareMax serves, the limited annual enrollment period does not materially affect CareMax’s growth during the year. CareMax typically sees large increases in ACA patients during the first quarter as a result of the annual enrollment period from October to December. However, this is not a large portion of CareMax’s business.
CareMax’s operational and financial results will experience some variability depending upon the time of year in which they are measured. This variability is most notable in the following areas:
Per-Patient Revenue
CareMax’s revenue derived from at-risk patients is a function of the percent of premium CareMax has negotiated with its payors as well as its ability to accurately and appropriately document the acuity of a patient. CareMax experiences some seasonality with respect to its per-patient revenue as it will generally decline over the course of the year. In January of each year, CMS revises the risk adjustment factor for each patient based upon health conditions documented in the prior year, leading to an overall increase in per-patient revenue. As the year progresses, CareMax’s per-patient revenue declines as new patients join CareMax typically with less complete or accurate documentation (and therefore lower risk-adjustment scores) and patient mortality disproportionately impacts CareMax’s higher-risk (and therefore greater revenue) patients.
Medical costs
Medical costs will vary seasonally depending on a number of factors, but most significantly the weather. Certain illnesses, such as the influenza virus, are far more prevalent during colder months of the year, which will result in an increase in medical expenses during these time periods. CareMax therefore expects to see higher levels of per-patient medical costs in the fourth quarter. Medical costs also depend upon the number of business days in a period. Shorter periods will have lesser medical costs due to fewer business days. Business days can also create year-over-year comparability issues if one year has a different number of business days compared to another. CareMax also expects to experience an impact should there be a pandemic such as COVID-19, which may result in increased or decreased total medical costs depending upon the severity of the infection, the duration of the infection and the impact to the supply and availability of healthcare services for CareMax’s patients.

Investments in Growth
CareMax expects to continue to focus on long-term growth through investments in its centers, care model, and marketing. In addition, CareMax expects its corporate general and administrative expenses to increase in absolute dollars for the foreseeable future to support its growth. While CareMax’s net income may decrease in the future because of these activities, CareMax plans to balance these investments in future growth with a continued focus on managing its results of operations and investing judiciously. Accordingly, in the short term, CareMax expects these activities to decrease its net income, but in the longer term CareMax anticipates that these investments will positively impact its business and results of operations.
Key Business Metrics
In addition to CareMax’s GAAP financial information, CareMax reviews a number of operating and financial metrics, including the following key metrics, to evaluate its business, measure its performance, identify trends affecting its business, formulate business plans, and make strategic decisions.
	2018	2019	2020
Centers	11	11	12
Markets	1	1	1
Patients(1)	3,600	4,800	6,200
At-risk	99.3%	99.5%	99.7%
Fee for service	0.7%	0.5%	0.3%
Patient contribution	$7,698	$8,018	$8,602
Platform contribution	$994	$1,333	$1,729

(1)
Patient numbers are approximate.

Centers
CareMax defines its centers as those primary care centers open for business and attending to patients at the end of a particular period. CareMax centers are leased by CareMax.
Total Patients
Total patients includes both at-risk MA patients (those patients for whom CareMax is financially responsible for their total healthcare costs) as well as fee-for-service patients. CareMax defines its total at-risk patients as at-risk patients who have selected CareMax as their provider of primary care medical services as of the end of a particular period. CareMax defines its total fee-for-service patients as fee-for-service patients who come to one of CareMax’s centers for medical care at least once per year. A fee-for-service patient remains active in CareMax’s system until CareMax is informed by the applicable health plan that the patient is no longer active.
Patient Contribution
CareMax defines patient contribution as capitated revenue less the sum of medical claims expense. CareMax views patient contribution as all of the dollars available for CareMax to manage its business, including providing care to patients, investing in marketing to attract new patients to CareMax, and supporting the organization through CareMax’s central corporate infrastructure. CareMax expects that patient contribution will grow year-over-year in absolute dollars as CareMax’s at-risk patient base continues to grow. CareMax also expects that its patient contribution per-patient-per-month economics on at-risk patients will continue to improve the longer CareMax’s patients are part of CareMax, as CareMax better understands their health conditions and the patients better engage with CareMax’s care model. CareMax expects, however, that its aggregate patient contribution per-patient-per-month economics on at-risk patients may decrease at an aggregate level to the extent CareMax’s patient growth skews its mix of patients towards patients newer to the CareMax system. CareMax also expects to experience seasonality in patient contribution with the first quarter typically generating the greatest patient contribution and decreasing for the rest of the year. This seasonality is primarily driven by CareMax adding new patients to its platform throughout the year, who generally have lower per-patient capitated revenue compared to CareMax’s existing patient base.
Platform Contribution
CareMax defines platform contribution as total revenues less the sum of (i) medical claims expense and (ii) cost of care, excluding depreciation and amortization. CareMax believes this metric best reflects the economics of its care model as it includes all medical claims expense associated with CareMax’s patients’ care as well as the costs CareMax incurs to care for patients via the CareMax system. As a CareMax center matures, CareMax expects the platform contribution from that center to increase both in terms of absolute dollars as well as a percent of capitated revenue. This increase will be driven by improving patient contribution economics over time as well as CareMax’s ability to generate operating leverage on the costs of its centers. CareMax’s aggregate platform contribution may not increase despite improving economics at its existing centers should CareMax open new centers at a pace that skews its mix of centers towards newer centers. CareMax expects to experience minimal seasonality in platform contribution due to minimal seasonality in its patient contribution.
Impact of COVID-19
The rapid spread of COVID-19 around the world and throughout the United States has altered the behavior of businesses and people, with significant negative effects on federal, state and local economies, the duration of which is unknown at this time. The virus disproportionately impacts older adults, especially those with chronic illnesses, which describes many of CareMax’s patients. To ensure a coordinated response to the pandemic, CareMax created a COVID-19 Response Team that is supported by team members from across the organization. To date, CareMax has experienced or expects to experience the following impacts on its business model due to COVID-19:
•
Care Model. CareMax has transitioned much of its care to real-time audio/video telehealth services, while increasing patient visit volume and maintaining continuity of care. CareMax’s average daily visits decreased approximately 27% in April 2020 compared to the year ended 2019 as local governments discouraged elective procedures for elder patients, CareMax’s patient base. However, volumes started to increase in July to 2019 levels due to CareMax’s rollout of telemedicine. With the ebbs and flows of COVID and hospitalization rates, CareMax’s 2020 annualized utilization is in-line with historic levels.

CareMax’s goal in addressing COVID was threefold:
1.
Keep patients informed

2.
Keep patients safe

3.
Help patients affected by COVID

To achieve these goals, CareMax introduced several new programs:
•
In-home Meal delivery — To address nutritional needs and allow people to shelter in place, CareMax leveraged its transportation infrastructure to provide food delivery to its most at-risk patients to address their social determinants of health, making over 207,800 deliveries through December 31, 2020, since March 2020.

•
Telehealth — CareMax launched telehealth to allow patients to access their primary care physician. At the height of COVID-19 in June 2020, approximately 90% of CareMax patient visits were done via telehealth or a traditional call and at the end of 2020, approximately 35% to 40% of CareMax patient visits are completed through this technology.

•
COVID-19 informed care management monitoring — CareMax created a care management monitoring and outreach program to care for its patients who had a confirmed or suspected case of COVID-19. This includes monitoring daily feeds form the State of Florida’s Encounter Notification Service, which allows CareMax to know about each admission and discharge to a hospital inpatient or emergency room. All admissions are researched and, if CareMax determines it is COVID-related, CareMax monitors the case and follows up with post-discharge support.
As CareMax’s revenues are not determined or earned based upon the number of times CareMax interacts with its patients, and as CareMax already incurs the cost associated with the employees responsible for assisting patients across all of these dimensions, these care model changes have not had a material financial impact on CareMax’s revenue or costs.
•
Other Revenue. Other revenue includes revenue received for care CareMax provides and bills on a fee-for-service basis. While CareMax centers remained open during the COVID-19 pandemic, CareMax restricted its in-center visits to those patients with the most urgent needs. These restrictions resulted in CareMax performing fewer fee-for-service visits, resulting in lower dollar values of claims.

•
Growth. At the end of March 2020, CareMax made the decision to suspend community-based outreach events and scale back its central marketing efforts due to safety concerns and to comply with local government ordinances. As a result, CareMax expects its growth to be adversely impacted in 2021 as CareMax does not expect to resume its community events until later in 2021. However, CareMax has used this time to reassess and realign its marketing strategy to focus on other growth channels. For example, CareMax is engaging community partners, such as senior living facilities and faith-based organizations, through an account management model to gain referrals of older adults who could benefit from CareMax’s services and care model. CareMax has also increased its presence and activity on social media outlets popular with seniors.

•
Medical Claims Expense. Although CareMax’s patient demographic has been and continues to be disproportionately impacted by the effects of COVID-19, as of December 31, 2020, CareMax’s annualized external medical services under global capitation were in line with previous periods. However, hospital admissions and emergency room (“ER”) visits for CareMax’s patients due to COVID-19 were 76 and 46, respectively, in 2020. This represents 10.6% and 3.9% of CareMax’s total hospital admissions and emergency room visits, respectively. The average expense of a COVID-19 hospital admission was approximately $23,000 compared to a regular hospital admission expense of approximately $17,000. The average expense of a COVID-19 ER visit was approximately $650 compared to approximately $900 for a regular ER visit. Based on this data, CareMax’s current estimate of the incremental COVID-19 effect on its income statement for 2020 is an increase in expense of approximately $1.8 million. However, this expense was offset by lower utilization in elective procedures and lower non-COVID-19 utilization.

•
Risk-adjustment. Medicare pays capitation using a “risk adjustment model,” which compensates providers based on the health status (acuity) of each individual patient. Payors with higher acuity patients receive more, and those with lower acuity patients receive less. Medicare requires that a patient’s health issues be documented annually regardless of the permanence of the underlying causes. Historically, this documentation was required to be completed during an in-person visit with a patient. As part of the CARES Act, Medicare is allowing documentation for conditions identified during video visits with patients.

•
Cost of Care, Excluding Depreciation and Amortization (Medical Supplies). During 2020, CareMax had to acquire significantly greater quantities of medical supplies at significantly higher prices to ensure the safety of its employees and its patients. CareMax’s medical supply cost was up 34% during the year ended December 31, 2020 compared to the year ended December 31, 2019. However, this is a relatively small amount in terms of dollars (approximately $110,000) and did not create an outsized adverse result to CareMax’s financial results. While the price of these items may remain higher than historical levels for the foreseeable future, CareMax does not expect these incremental costs to be material.

Components of Results of Operations
Revenue
Capitated Revenue.   CareMax’s capitated revenue consists primarily of fees for medical services provided by CareMax or managed by its affiliated medical groups under a capitation arrangement made directly with various MA payors. Capitation is a fixed amount of money per patient per month paid in advance for the delivery of health care services, whereby CareMax is generally liable for medical costs in excess of the fixed payment and is able to retain any surplus created if medical costs are less than the fixed payment. A portion of CareMax’s capitated revenues is typically prepaid monthly to CareMax based on the number of MA patients selecting CareMax as their primary care provider. CareMax’s capitated rates are determined as a percent of the premium the MA plan receives from CMS for CareMax’s at-risk members. Those premiums are determined via a competitive bidding process with CMS and are based upon the cost of care in a local market and the average utilization of services by the patients enrolled. Medicare pays capitation using a “risk adjustment model,” which compensates providers based on the health status (acuity) of each individual patient. Payors with higher acuity patients receive more, and those with lower acuity patients receive less. Under the risk adjustment model, capitation is paid on an interim basis based on enrollee data submitted for the preceding year and is adjusted in subsequent periods after the final data is compiled. As premiums are adjusted via this risk adjustment model, CareMax’s capitation payments will change in unison with how its payor partners’ premiums change with CMS. Risk adjustment in future periods (e.g., fiscal 2021) may be impacted by COVID-19 and CareMax’s inability to accurately document the health needs of its patients in a compliant manner, which may have an adverse impact on CareMax’s revenue.
CareMax measures the incremental cost of its capitation agreements by starting with its center-level expenses, which are calculated based upon actual expenses incurred at a specific center for a given period of time and expenses that are incurred centrally and allocated to centers on a ratable basis. These expenses are allocated to CareMax’s at-risk patients based upon the number of visit slots these patients utilized compared to the total slots utilized by all of CareMax’s patients. All visits, however, are not identical and do not require the same level of effort and expense on CareMax’s part. Certain types of visits are more time and resource intensive and therefore result in higher expenses for services provided internally. Generally, patients who are earlier in their tenure with CareMax utilize a higher percentage of these more intensive visits as CareMax gets to know the patient and properly assess and document their health condition. Because a significant portion of fee-for-service patients elect to switch to a capitation arrangement as they get more comfortable with CareMax’s services and care model and learn about the potential benefits of MA, CareMax’s fee-for-service patients, as a whole, tend to be less tenured and therefore, as a group, higher utilizers of these more intensive visits. This explains why the proportionate expense for internally provided services does not follow the same proportion of at-risk visits and fee-for-service visits.
Revenues and expenses from CareMax’s physician groups are consolidated with other clinical and MSO expenses to determine profitability for CareMax’s at-risk and fee-for-service arrangements. Physician group economics are not evaluated on a stand-alone basis, as certain non-clinical expenses need to be consolidated to consider profitability.
See “— Critical Accounting Policies — Capitated Revenue” for more information. CareMax expects capitated revenue will increase as a percentage of total revenues over time because of the greater revenue economics associated with at-risk patients compared to fee-for-service patients.
Other Revenue.   Other revenue is comprised of ancillary fees earned under contracts with certain payors for the provision of certain care coordination and other care management services. These services are provided to patients covered by these payors regardless of whether those patients receive their care from CareMax’s affiliated medical groups.
Operating Expenses
Medical Expenses.   Medical expenses under global capitation includes all services at-risk patients utilize. This includes claims paid by the health plan and estimates for unpaid claims. Medical expenses also includes CareMax’s reinsurance premiums and recoveries. Actual claims expense will differ from the estimated liability due to factors in estimated and actual patient utilization of health care services, the amount of charges, and other factors. CareMax typically reconciles its medical claims expense with its payor partners on a monthly basis and adjust its estimate of incurred but not paid claims if necessary. To the extent CareMax revises its estimates of incurred but not paid claims for prior periods up or down, there would be a correspondingly favorable or unfavorable effect on CareMax’s current period results that may or may not reflect changes in long term trends in CareMax’s performance. CareMax expects its medical claims expenses to increase in both absolute dollar terms as well as on a PPPM basis given the healthcare spending trends within the Medicare population and the increasing disease burden of CareMax’s patients as they age.
Other Medical Costs.   Other medical costs include the costs of additional medical services CareMax provides to its patients that are not paid by the applicable health plan. These services include other specialty costs, like dental or vision. In some instances, CareMax has negotiated better rates than the health plans.
Direct Medical Salaries, Wages and Benefits.   Direct medical salaries, wages and benefits include medical doctors, nurse practitioners, physician assistants, registered nurses, scribes, medical assistants, and phlebotomists. CareMax also includes patient support employees such as center administrators, receptionist, activity coordinators, access representatives and patient engagement representatives. As CareMax opens new centers, it expects these costs to increase in absolute dollars.
Salaries, Wages and Benefits   Salaries, wages and benefits include employee-related expenses, including salaries and related costs. CareMax expects these costs to increase in absolute dollars over time as it continues to grow its patient panels.
Selling, General and Administrative Expenses.   Selling, general and administrative expenses include all corporate technology, sales and marketing expenses, third party professional services and occupancy costs. CareMax expects these expenses to increase over time as it continues to grow its business. CareMax also expects its general and administrative expenses to increase in absolute dollars in the foreseeable future. However, CareMax anticipates general and administrative expenses to decrease as a percentage of revenue over the long term, although they may fluctuate as a percentage of revenue from period to period due to the timing and amount of these expenses.
Depreciation and Amortization.   Depreciation and amortization expenses are primarily attributable to CareMax’s capital investment and consist of fixed asset depreciation, amortization of intangibles considered to have definite lives, and amortization of capitalized internal-use software costs.
Other Income (Expense)
Interest Expense.   Interest expense consists primarily of interest payments on CareMax’s outstanding borrowings under its note payable. See “— Liquidity and Capital Resources — Note Payable.”
Results of Operations
Year Ended December 31, 2020 compared to Year Ended December 31, 2019
Capitated Revenue.   Capitated revenue was $120.0 million for the year ended December 31, 2020, an increase of $29.9 million, or 33%, compared to $90.1 million for the year ended December 31, 2019. This increase was driven primarily by a 29% increase in the total number of at-risk patients, and the addition of the Tamarac medical center in August 2019 having a proportionately greater increase on the December 2020 results.
Other Revenue.   Other revenue was $0.4 million for the year ended December 31, 2020, a decrease of $0.1 million, or 20%, compared to $0.5 million for the year ended December 31, 2019. The decrease was primarily driven by attending to urgent MA patients as a first priority as a result of the COVID pandemic.
The following table sets forth CareMax’s combined statements of operations data expressed as a percentage of total revenues for the periods indicated:

	Year Ended	Year Ended
	December 31,
($millions)	2020	2019	$ change	% change
Operating Expense
Medical expenses	$62.4	$47.9	$14.5	30%
Other medical expenses	3.6	2.5	1.0	41%
Direct medical salaries, wages & benefits	1.0	1.2	(0.2)	-13%
Salaries, wages & benefits	12.2	10.7	1.6	15%
Selling, general & administrative	30.4	20.7	9.7	47%
Depreciation and amortization	1.5	1.0	0.5	44%
Total Operating Expense	$111.1	$84.0	$27.1	32%
Medical expenses.   Medical claims expense was $62.4 million for the year ended December 31, 2020, an increase of $14.5 million, or 30%, compared to $47.9 million for the year ended December 31, 2019. The increase was primarily due to a 29% increase in total at-risk patients.
Other medical expenses.   Other medical expenses was $3.6 million for the year ended December 31, 2020, an increase of $1.0 million or 41%, compared to $2.5 million for the year ended December 31, 2019. The increase was due to additional membership.
Direct medical salaries, wages & benefits.   Direct medical salaries, wages & benefits was $1.0 million for the years ended December 31, 2020, a decrease of $0.2 million, or 13%, compared to $1.2 million for the year ended December 31, 2019. This decrease is attributable to reclassification of some primary care providers to independent contractors.
Salaries, wages & benefits.   Salaries, wages and benefits was $12.2 million for the year ended December 31, 2020, an increase of $1.6 million or 15%, compared to the year ended December 31, 2019. The increase was due to a 28% increase in employee headcount.
Selling, general & administrative.   SG&A expense was $30.4 million for the year ended December 31, 2020, an increase of $9.7 million or 47% compared to the year ended December 31, 2019. The increase was due to a $3.8 million increase in the payor administrative fee due to increased patient count, a $1.5 million increase in professional fees in support of the Business Combination, a $2.2 million increase in transportation expense to deliver meals during COVID-19, a $0.6 million increase in rent expense due to signing leases for three additional medical centers, a $0.3 million increase in wellness program expenses due to higher patient count, a $0.3 million increase in license expense due to opening of new facilities, a $0.3 million increase in computer expense due to a change in general ledger software and other minor expenses.
Depreciation and amortization.   Depreciation and amortization expense was $1.5 million for the year ended December 31, 2020, an increase of $0.5 million or 44%, compared to the year ended December 31, 2019. This was due to amortization of additional intangible assets purchased in the Tamarac and Havana I and II acquisitions.
Other Income (Expense)
Interest Expense.   Interest expense was $1.7 million for the year ended December 31, 2020, an increase of $1.0 million compared to $0.7 million for the year ended December 31, 2019. The increase was primarily due to increases in the balance outstanding under CareMax’s loan commitment agreement and additional accrued interest.
Year Ended December 31, 2019 compared to Year Ended December 31, 2018
Capitated Revenue. Capitated revenue was $90.1 million for the year ended December 31, 2019, an increase of $18.2 million, or 25%, compared to $71.9 million for the year ended December 31, 2018. This increase was driven primarily by a 30% increase in the total number of at-risk patients, and the acquisition of Tamarac medical center in August of 2019.

Other Revenue. Other revenue was $0.49 million for the year ended December 31, 2019, a decrease of $0.02 million, or 4%, compared to $0.51 million for the year ended December 31, 2018. The decrease was primarily driven by a decrease in management’s focus on fee for service business.
	Year Ended December 31,
(in millions)	2019	2018	$ change	% change
Operating Expense
Medical expenses	$47.9	$40.4	$7.5	18.6%
Other medical expenses	2.5	2.6	(0.1)	-3.8%
Direct medical salaries, wages & benefits	1.2	1.2	(0.0)	0.00%
Salaries, wages & benefits	10.7	8.4	2.3	27.4%
General & administrative	20.7	15.6	5.1	32.7%
Depreciation and Amortization	1.0	0.6	0.4	66.6%
Total Operating Expense	$84.0	$68.8	$15.2	22.1%
Medical expenses.    Medical claims expense was $47.9 million for the year ended December 31, 2019, an increase of $7.5 million, or 18.6%, compared to $40.4 million for the year ended December 31, 2018. The increase was primarily due to a 30% increase in total at-risk patients and the acquisition of Tamarac medical center in August of 2019.
Other medical expenses.    Other medical expenses was $2.5 million for the year ended December 31, 2019, a decrease of $0.1 million or 3.8%, compared to $2.6 million for the year ended December 31, 2018. The decrease was due to a reduction in the contracting rates of in-house specialties and services.
Direct medical salaries, wages & benefits.    Direct medical salaries, wages & benefits was $1.2 million for the years ending December 31, 2019 and 2018.
Salaries, wages & benefits.    Salaries, wages and benefits was $10.7 million for the year ended December 31, 2019, an increase of $2.3 million or 27.4%, compared to the year ended December 31, 2018. The increase was due to a 27% increase in employee headcount, from 210 full time equivalents to 266.
General & administrative.    G&A expense was $20.7 million for the year ended December 31, 2019, an increase of $5.1 million or 32.7% compared to the year ended December 31, 2018. The increase was due to a $2.6 million increase in the payor administrative fee due to increased patient count, a $1.1 million increase in professional fees due to the Business Combination, a $0.9 million increase in transportation expense due to adding 11 vehicles to CareMax’s fleet and a $0.3 million increase in rent due to the addition of the North Miami and Tamarac medical centers.
Depreciation and amortization.    Depreciation and amortization expense was $1.0 million for the year ended December 31, 2019, an increase of $0.4 million or 66.6%, compared to the year ended December 31, 2018. This was due to amortization of additional intangible assets purchased in the Tamarac acquisition.
Other Income (Expense)
Interest Expense.    Interest expense was $0.7 million for the year ended December 31, 2019, an increase of $0.6 million compared to $0.1 million for the year ended December 31, 2018. The increase was primarily due to increases in the balance outstanding under CareMax’s loan commitment agreement and additional accrued interest.
Trends
CareMax evaluates its medical claims expense as a percent of its capitated revenue. There are several factors that may drive seasonal variation in medical claims expense as a percent of capitated revenue, including the benefit design of CareMax’s patients’ health plans; the number of business days in a period; the seasonal occurrence of influenza; and the timing of new patients to CareMax. Benefit design tends to result in greater expenses later in the calendar year, as patients’ financial responsibility for their healthcare tends to decrease over the course of the year as limits such as deductibles and out-of-pocket maximums are met, resulting in CareMax bearing more of these costs. Most outpatient healthcare services are provided during the work week; therefore, depending on the number of business days in a quarter, there may be more or fewer days for CareMax’s patients to receive care, which will impact the amount of CareMax’s medical claims expense. Influenza, particularly dangerous for older patients, tends to occur during the colder months of the year, in the first and fourth quarters. Depending upon the severity of influenza in a given year, CareMax may expect medical claims expense as a percent of capitated revenue to be greater in these periods. Finally, as CareMax’s patients become more engaged in CareMax’s care model, CareMax is better able to manage their medical costs incurred outside of its facilities. As the average tenure of CareMax’s patients declines during the course of the year, CareMax expects greater medical costs as a percent of capitated revenue as the year progresses. The combination of these factors creates a general trend where CareMax’s medical costs as a percent of capitated revenue increase during the year.
CareMax monitors and evaluates its cost of care, excluding depreciation and amortization, as a percent of total revenues. CareMax expects that its cost of care, excluding depreciation and amortization, as a percentage of total revenues will fluctuate from quarter to quarter, driven by the timing of opening new centers. As CareMax’s centers age and grow their patient panels, CareMax expects the cost of care, excluding depreciation and amortization as a percent of total revenues to decline as it leverages fixed and semi-fixed costs. However, given CareMax’s newer centers represent a large portion of its total centers, that trend may not be visible in its financials. CareMax expects the dollars associated with its cost of care, excluding depreciation and amortization, to continue to grow as CareMax adds new centers and new patients to its platform, but CareMax expects these dollars as a percent of its total revenue to decline.
CareMax’s sales and marketing expenses fluctuate based on the timing of outreach and advertising campaigns. Because patients typically enroll in MA plans during the annual open enrollment period (from mid-October through early December), CareMax expects to incur greater sales and marketing expenses in the second half of the year to increase patient awareness of CareMax. CareMax will also experience fluctuations in this spend depending upon its ability to economically attract new patients to the CareMax system.
Liquidity and Capital Resources
General
To date, CareMax has financed its operations principally through operations and a loan commitment facility. As of December 31, 2020, CareMax had cash and cash equivalents of approximately $4.9 million. CareMax’s cash and cash equivalents primarily consist of cash maintained in its bank account. Since its inception, CareMax has been profitable as reflected in its positive members’ equity as of December 31, 2020.
CareMax believes its cash and cash equivalents will be sufficient to fund its operating and capital needs for at least the next 12 months. CareMax’s assessment of the period of time through which its financial resources will be adequate to support its operations is a forward-looking statement and involves risks and uncertainties. CareMax’s actual results could vary because of, and its future capital requirements will depend on, many factors, including CareMax’s growth rate, the timing and extent of spending to open new centers and expand into new markets and the expansion of sales and marketing activities.
Contractual Obligations and Commitments
CareMax’s principal commitments consist of obligations under operating leases for its centers and repayments of long-term debt. CareMax also has a contractual commitment to complete the construction of the Homestead medical center with an estimated total cost of approximately $1.5 million. Plans have been submitted for the newest medical center, East Hialeah, and opening is projected in the first or second quarter of 2022. The projects are being funded internally.
The following table summarizes CareMax’s contractual obligations as of December 31, 2020:

	Payments due by period
($ millions)	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Notes Payable, principal(1)	$27.7	$1.0	$4.2	$22.5	$—
Notes Payable, interest(1)	7.3	2.0	3.8	1.4	—
Operating lease obligations	28.4	3.3	5.4	4.8	14.9
Total	$63.4	$6.3	$13.4	$28.7	$14.9

(1)
Represents amounts related to CareMax’s loan commitment agreement and other long-term debt.

Off-Balance Sheet Arrangements
CareMax did not have any off-balance sheet arrangements as of December 31, 2020, 2019 and 2018.
JOBS Act
CareMax qualifies as an “emerging growth company” pursuant to the provisions of the JOBS Act. For as long as CareMax is an “emerging growth company,” it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, exemptions from the requirements of holding advisory “say-on-pay” votes on executive compensation and shareholder advisory votes on golden parachute compensation.
In addition, under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. CareMax intends to take advantage of the longer phase-in periods for the adoption of new or revised financial accounting standards under the JOBS Act until it is no longer an emerging growth company. CareMax’s election to use the phase-in periods permitted by this election may make it difficult to compare its financial statements to those of non-emerging growth companies and other emerging growth companies that have opted out of the longer phase-in periods permitted under the JOBS Act and who will comply with new or revised financial accounting standards. If CareMax were to subsequently elect instead to comply with public company effective dates, such election would be irrevocable pursuant to the JOBS Act.
Critical Accounting Policies
The discussion and analysis of CareMax’s financial condition and results of operations are based upon its condensed combined financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and judgments that affect the reported amounts of assets and liabilities, revenue and expenses and related disclosures of contingent assets and liabilities at the date of CareMax’s financial statements. Actual results may differ from these estimates under different assumptions or conditions, impacting CareMax’s reported results of operations and financial condition.
CareMax’s condensed combined financial statements include the accounts of CareMax Medical Group, LLC and Managed Health Care Partners, LLC.
All intercompany balances and transactions are eliminated in consolidation.
Certain accounting policies involve significant judgments and assumptions by management, which have a material impact on the carrying value of assets and liabilities and the recognition of income and expenses. Management considers these accounting policies to be critical accounting policies. The estimates and assumptions used by management are based on historical experience and other factors, which are believed to be reasonable under the circumstances. The significant accounting policies which CareMax believes are the most critical to aid in fully understanding and evaluating CareMax’s reported financial results are described below. Refer to Note 2 “Summary of Significant Accounting Policies” to CareMax’s consolidated financial statements included elsewhere in this prospectus for more detailed information regarding CareMax’s critical accounting policies.
Capitated Revenue
The transaction price for CareMax’s capitated payor contracts is variable as it primarily includes PPPM fees associated with unspecified membership. PPPM fees can fluctuate throughout the contract based on the health status (acuity) of each individual enrollee. In certain contracts, PPPM fees also include “risk adjustments” for items such as performance incentives, performance guarantees and risk shares. The capitated revenues are recognized based on the estimated PPPM earned net of projected performance incentives, performance guarantees, risk shares and rebates because CareMax is able to reasonably estimate the ultimate PPPM payment of these contracts. CareMax recognizes revenue in the month in which eligible members are entitled to receive healthcare benefits. Subsequent changes in PPPM fees and the amount of revenue to be recognized are reflected through subsequent period adjustments to properly recognize the ultimate capitation amount.
For the year ended December 31, 2020, CareMax has included an estimate of $1.2 million as a result of expected acuity-related adjustments to be received in subsequent periods.
Medical Expenses
Medical claims expenses include all costs of caring for CareMax’s at-risk patients, including for third-party healthcare service providers that provide medical care to CareMax’s patients for which CareMax is contractually obligated to pay (through CareMax’s full-risk capitation arrangements). The estimated reserve for a liability for unpaid claims is included in the liability for unpaid claims in the consolidated balance sheets. Actual claims expense will differ from the estimated liability due to factors in estimated and actual member utilization of health care services, the amount of charges, and other factors. CareMax assesses its estimates with an independent actuarial expert to ensure its estimates represent the best, most reasonable estimate given the data available to CareMax at the time the estimates are made. Certain third-party payor contracts include a Medicare Part D payment related to pharmacy claims, which is subject to risk sharing through accepted risk corridor provisions. Under certain agreements, the fund risk allocation is established whereby CareMax, as the contracted provider, receives only a portion of the risk and the associated surplus or deficit. CareMax estimates and recognizes an adjustment to medical expenses for Part D claims related to these risk corridor provisions based upon pharmacy claims experience to date, as if the annual risk contract were to terminate at the end of the reporting period.
CareMax generally expects the range of its medical claims expense estimating risk to be within 10 – 15% of actual medical claims expense, which could represent as much as approximately 6% to 9% of CareMax’s total operating expense.
CareMax assesses the profitability of its capitation arrangements to identify contracts where current operating results or forecasts indicate probable future losses. If anticipated future variable costs exceed anticipated future revenues, a premium deficiency reserve is recognized. No premium deficiency reserves were recorded as of December 31, 2020, 2019 or 2018.
Goodwill and Other Intangible Assets
Intangible assets consist primarily of risk-based contracts acquired through business acquisitions. Goodwill represents the excess of consideration paid over the fair value of net assets acquired through business acquisitions. Goodwill is not amortized but is tested for impairment at least annually.
CareMax tests goodwill for impairment annually on October 1st or more frequently if triggering events occur or other impairment indicators arise which might impair recoverability. These events or circumstances would include a significant change in the business climate, legal factors, operating performance indicators, competition, sale, disposition of a significant portion of the business or other factors.
ASC 350, Intangibles — Goodwill and Other (“ASC 350”) allows entities to first use a qualitative approach to test goodwill for impairment. ASC 350 permits an entity to first perform a qualitative assessment to determine whether it is more likely than not (a likelihood of greater than 50%) that the fair value of a reporting unit is less than its carrying value. CareMax skips the qualitative assessment and proceeds directly to the quantitative assessment. When the reporting units where CareMax performs the quantitative goodwill impairment are tested, CareMax compares the fair value of the reporting unit, which it primarily determines using an income approach based on the present value of discounted cash flows, to the respective carrying value, which includes goodwill. If the fair value of the reporting unit exceeds its carrying value, the goodwill is not considered impaired. If the carrying value is higher than the fair value, the difference would be recognized as an impairment loss. There were no goodwill impairments recorded during the years ended December 31, 2020, 2019 and 2018.
Risk-based contract relationships represent the estimated values of customer relationships of acquired businesses and have definite lives. CareMax amortizes these customer relationships on a straight-line basis over their eleven-year estimated useful lives. CareMax amortizes non-compete agreement intangible assets over five years on a straight-line basis.
The determination of fair values and useful lives require CareMax to make significant estimates and assumptions. These estimates include, but are not limited to, future expected cash flows from acquired capitation arrangements from a market participant perspective, patient attrition rates, discount rates, industry data and management’s prior experience. Unanticipated events or circumstances may occur that could affect the accuracy or validity of such assumptions, estimates or actual results.
Recent Accounting Pronouncements
See Note 2 to CareMax’s consolidated financial statements “Summary of Significant Accounting Policies — Recent Accounting Pronouncements” for more information.
Quantitative and Qualitative Disclosures About Market Risk
Market risk represents the risk of loss that may impact CareMax’s financial position due to adverse changes in financial market prices and rates. CareMax’s market risk exposure is primarily a result of exposure due to potential changes in inflation or interest rates. CareMax does not hold financial instruments for trading purposes.
Interest Rate Risk
CareMax’s primary market risk exposure is changing prime rate-based interest rates. Interest rate risk is highly sensitive due to many factors, including U.S. monetary and tax policies, U.S. and international economic factors and other factors beyond CareMax’s control. CareMax’s loan commitment agreement bears interest at a floating rate equal to the greater of (a) 2.25% or LIBOR (b) plus an applicable margin between 5.00% and 6.00%. As of December 31, 2020, CareMax had total outstanding debt of $28.3 million in principal amount under its loan commitment agreement and other long-term debt. Based on the amount outstanding, a 100-basis point increase or decrease in market interest rates over a twelve-month period would result in a change to interest expense of $0.3 million.
Inflation Risk
Based on CareMax’s analysis of the periods presented, CareMax believes that inflation has not had a material effect on its operating results. There can be no assurance that future inflation will not have an adverse impact on CareMax’s operating results and financial condition.
BUSINESS OF IMC
Overview
Interamerican Medical Center Group, LLC and Subsidiaries (“IMC”) owns and operates 13 medical clinics and wellness centers strategically located in Miami-Dade, Broward and Orange Counties in Florida. IMC utilizes a high touch, comprehensive approach to primary care for patients that incorporates both high quality clinical service and the integration of technology and data analytics to manage patient’s healthcare.

By proactively managing patient’s health and working to impact patient wellbeing prior to acute healthcare episodes, IMC is able to maintain high patient satisfaction while also helping to reduce unnecessary healthcare expenses. IMC is able to benefit from this dynamic through value-based payor contracts that provide opportunity for IMC to participate in performance bonuses and surplus sharing agreements.
While IMC’s primary focus is providing care to Medicare eligible seniors who are mostly 65+ (67% and 66% of revenue in 2019 and 2020, respectively, came from these patients), IMC also provides services to children and adults through Medicaid programs as well as through commercial insurance plans. All of IMC’s Medicare patients are enrolled in a Medicare Advantage plan run by private insurance companies on behalf of the CMS. With MA, the patient receives the same coverage as original Medicare, including emergency care, and most plans also include prescription drug coverage. In many cases, Medicare Advantage plans offer even more than original Medicare, including dental, vision, hearing, and wellness programs.
IMC takes a “whole person health” approach to primary care that goes above and beyond the normal levels of care. IMC’s model covers standard primary care and diagnostics as well as specialty care and other general wellness programs. Within the IMC clinics patients can gain access to primary care, laboratory services, ultrasounds, electrocardiograms, x-rays, joint injections and dental care. Ancillary and specialty services offered include: cardiology, optometry, women’s health, podiatry, pulmonology, neurology, nutrition, mental health, case management,urology and gastroenterology services.
Outside of clinical care, IMC also offers wellness and health educational services to help members maintain healthier lives independently. Examples of classes and programs provided include nutritional best practices, exercise programs, diabetes prevention and control programs, among others. Patients are also able to congregate in the community spaces of IMC clinics for social activities with peers, an important dynamic for seniors who are frequently isolated in their homes. IMC also helps members address social determinants of care through IMC’s representatives who specifically assist patients in maintaining Medicaid eligibility as well as assist patients with applying for other social service program such as food subsidies. IMC eliminates a common barrier to accessing care by providing transportation to its clinics and wellness centers as well as to specialists outside of IMC’s centers.
IMC has proven that it can translate the above high touch service model into economic benefitsincurred net losses of approximately $84.6 million (inclusive of a goodwill impairment charge of $65.6 million) and $16.9 million for the years ended December 31, 2018 and 2019, respectively, as it has focused on investing in technology and an experienced management team in its development of a platform that it believes will be scalable to allow for growth. While IMC generated net income of $1.1 million for the year ended December 31, 2020, IMC may continue to incur operating and net losses in the future while it continues to focus on long-term growth through investments in its centers, care model, and marketing even after the business combination. By focusing on interventions that keep its patients healthy, IMC believes that it can capture cost savings and reinvest them in the IMC care model. IMC believes these investments lead to better outcomes and improved patient experiences, which will drive further cost savings, power patient retention and enable it to attract new patients. IMC has established strategic value-based relationships with nine different payors for Medicare Advantage patients, five different payors for Medicaid patients and one payor for ACA patients. IMC’s three largest payor relationships were Anthem, Centene and Aetna, which generated 29%, 24% and 17% of IMC’s revenue in 2020 and 29%, 13% and 22% of IMC’s revenue in 2019.
IMC believes it has significant growth opportunities available to it, with about 80% of its current aggregate center capacity utilized and a substantial opportunity to increase the number of centers it operates in new and existing markets.
IMC was formed in 2016 in Delaware as a limited liability company.
IMC Care Centers
IMC Health operates 13 medical clinics in Miami Dade, Broward and Orange counties. Care centers range in size from 1,350 to 15,000 square feet. The care centers are staffed with 47 primary care providers. Each primary care provider can provide high-touch preventive care to approximately 600 Medicare-Equivalent Members. To determine the Medicare-Equivalent, IMC calculates the amount of support typically received one Medicare patient as equivalent to the level of support received by three Medicaid or Commercial patients. This is due to Medicare patients on average having significantly higher levels of chronic and acute conditions that need higher levels of care.
A fleet of approximately 85 vans provides transportation for members between their homes and the care centers, wellness centers, and other medical appointments outside of the care center. Medical personnel are available to serve members in their homes following discharge from the hospital or if travel to a care center is burdensome for a member. IMC engages a vendor to provide services to deliver medications directly to members’ homes, negating the burden of an additional trip to a retail pharmacy for members, which may provide a barrier to medication compliance.
A majority of IMC care centers include an optical shop to provide patients with frames and lenses, and provide nonpharmacological pain management, such as massage therapy, acupuncture and platlet-rich plasma injections, through the wellness centers. Most all of IMC’s care centers include health and wellness centers that offer health educational classes, fitness programs, and social services intended to address the social barriers to accessing care faced by many of IMC’s patients. Specifically, each wellness center includes an ACCESS center, licensed by the Florida Department of Children and Families, that is able to connect members with additional social services, such as food and housing assistance. Each wellness center typically extends these social services to the surrounding community through community outreach personnel, who host health fairs and events open to non-members.
IMC’s Clinical Care Teams
IMC utilizes a team-based approach. Each clinical care team is led by a primary care physician, who is partnered with a physician’s assistant or registered nurse and each of which is supported by a medical assistant to deliver value-based, coordinated care. As a care center grows, IMC increases the number of clinical care teams serving members. Each of IMC’s clinical care teams is trained in preventive and comprehensive care designed to address the whole person and provide a comprehensive, high touch approach to health care delivery.
Each of IMC’s team members has a specific role to play in delivering the IMC care model, as described below:
Primary Care Physician	Leads the clinical care team and implements IMC’s comprehensive, high touch approach to health care
Physician’s Assistant or Registered Nurse	Educate and manage clinical needs between visits and provide group education on chronic disease management
Medical Assistant	Manage clinical workflows and act as guides for patient visits
Supporting each clinical care team at each center are the following additional care and service providers:
Phlebotomist	Front Desk	Access Representative
Referral Coordinator	Community Sales Representative	Wellness Staff & Massage Therapist
Administrator	Transportation Dispatches
These additional care and service providers allow members to receive laboratory services, ultrasounds, electrocardiograms, x-rays, and limited procedures, such as joint injections, centrally at a care center. Specialty providers, ranging from cardiology, dermatology, pulmonology, gastroenterology, podiatry, pain management, optometry, ophthalmology, and dental, are also available to members at each care center.
Additionally, IMC’s care centers are supported by a centralized office which contains a 24/7 inbound call center, member outreach outbound call center, referrals processing, medical records, and clinical documentation reviewers. Members are guided through the entirety of the healthcare system by referrals and care coordinators who handle the appointment scheduling and medical record retrieval that would otherwise be the responsibility of the member to coordinate, thereby addressing another potential barrier to care for most members.

IMC’s Impact
For IMC patients, many of whom suffer from one or more chronic conditions and are dual-eligible and low-income subsidy eligible, IMC’s vertically integrated ambulatory care and community-centric services provides coordinated care and better health outcomes.
IMC believes that the benefit of its vertically integrated ambulatory care and community-centric services became apparent during the COVID-19 pandemic. While other healthcare organizations experienced significant loss of fee-for-service revenue from declines in in-person visits, IMC was able to convert over 90% of in-person visits to real-time audio/video telehealth sessions. Where members faced technological barriers to accessing telehealth, IMC provided tablets to those members. In order to support continued in-person visits, all IMC employees, staff and members were provided with personal protective equipment and other medical supplies. Clinical teams have also been staggered with alternating schedules and staffing redundancies to prevent disruption in member care in the event of an employee infection. Consistent with IMC’s commitment to whole person wellness, during the COVID-19 pandemic, IMC has coordinated a number of social supports for members, including food delivery to IMC’s most at-risk patients, making over 350,000 deliveries since March 2020, conducting weekly check-in calls to members that also provided COVID-19 related education and virtual social activities to reduce member loneliness and maintain community among members.
At a time when many fee-for service healthcare organizations have been struggling due to the decrease in service volumes, IMC’s regular value-based capitation payments have allowed IMC to maintain its level of patient care and prioritize member safety by incentivizing the provision of care in the most appropriate setting.
Fee Arrangements
Capitation arrangements
Most of IMC’s Medicare Advantage contracts are capitation arrangements, which IMC believes aligns provider incentives with both quality and efficiency of care. Under capitation arrangements, payors pay flat capitation per patient per month (“PPPM”) rate for every plan member that selects IMC as its primary care provider. Each member who selects IMC as primary thus becomes a patient, giving IMC a significant portion of the responsibility and risk for managing patient care. IMC believes this approach to care management improves the quality of care for patients and the potential profitability for efficient care providers.
The PPPM rates for IMC’s capitation arrangements are determined as a percent of the premium the Medicare Advantage plan receives from CMS for IMC’s at-risk patients. Those premiums are determined via the Medicare Advantage plans’ competitive bidding process with CMS and are based upon the cost of care in a local market and the average utilization of services by the patients enrolled. Medicare pays capitation using a “risk adjustment model,” which compensates providers based on health status (acuity) of each individual patient. Payors with higher acuity patients receive more, and those with lower acuity patients receive less. Under the risk adjustment model, capitation is paid on an interim basis based on enrollee data submitted for the preceding year and is adjusted in subsequent periods after the final data is compiled. As premiums are adjusted via the risk adjustment model, IMC’s PPPM payments will change in unison with how IMC’s payors’ premiums change with CMS. In certain contracts, PPPM fees also include adjustments for items such as performance incentives or penalties based on the achievement of certain clinical quality metrics as contracted with payors.
Similar to the capitation arrangements with Medicare Advantage plans, under Medicaid plans, IMC is allocated an agreed percentage of the premium the Medicaid plan receives from Florida’s Agency for Health Care Administration (“AHCA”). Premiums are determined by Florida’s AHCA and base rates are adjusted annually using historical utilization data projected forward by a third-party actuarial firm. The rates are established based on specific cohorts by age and sex and geographical location. AHCA uses a “zero sum” risk adjustment model that establishes acuity for certain cohorts of patients and quarterly, depending on the scoring of that acuity, may shift premiums from health plans with lower acuity members to health plans with higher acuity members.

IMC believes that the advantages, savings and efficiencies made possible by the capitation model are most pronounced when the care demands of the population are the most severe and require the most coordination, such as for older patients and patients with chronic, complex and follow-on diseases that IMC serves. While organized coordination of care is central to the capitation model, it is also well suited to the implementation of preventive care and disease management over the long term. The capitation model gives practitioners a financial incentive to control costs by improving the overall health of their patient population by managing chronic conditions, offering preventive care and avoiding expensive hospital stays and emergency department visits. Although capitation arrangements involve a certain degree of risk that patients’ medical expenses will exceed the capitation amount, IMC believes that it has the scale, comprehensive medical delivery resources, infrastructure and care management knowledge to spread this risk across a large patient population. See “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — Under most of our agreements with health plans, we assume some or all of the risk that the cost of providing services will exceed our compensation.”
Commercial Patients
As of December 31, 2020, IMC managed approximately 14,800 commercial patients of which 45% were under a value-based arrangements that provided upside only financial incentives for quality and utilization performance and the remaining 55% were under fee-for-service arrangements. In its value-based arrangements, IMC is initially compensated a contractually agreed upon flat capitation PPPM rate for primary care services and care coordination. Subsequently, a reconciliation is performed periodically and if premiums exceed costs, IMC receives a percentage of the savings from the commercial plan. However, if costs exceed premiums, IMC is not responsible to reimburse the commercial plan. Under traditional fee-for-service reimbursement models, payors pay a specified amount for each service or procedure performed during a patient visit. As a result, compensation under fee-for-service arrangements is closely tied to the volume of patient visits and procedures performed, thus offering limited financial incentive to focus on cost containment and preventative care.
As of December 31, 2020, approximately 2.6% of IMC’s revenue was derived from fee-for-service and commercial value-based arrangements.
The premiums paid under capitation arrangements for both Medicare and Medicaid are often higher than under fee-for-service arrangements. Consequently, the revenue and, when costs for providing service are effectively managed, profit opportunity available under a capitation arrangement are more attractive. Despite the difference in PPPM economics between the Medicaid and Medicare segments, IMC believes it is advantageous to continue to serve both segments because: (i) IMC is focused on providing the best healthcare for, and improving the wellbeing of, all patients; (ii) it allows IMC to serve the community around its centers holistically, regardless of insurance coverage and (iii) a large number of Medicaid and commercial patients age-in to Medicare monthly, providing a pipeline to grow IMC’s Medicare Advantage base. If IMC’s Medicaid and commercial patients enroll in MA, IMC is better positioned to continue to serve them as at-risk patients as it is already familiar with their health conditions and they are familiar with the IMC care model.
Payor Relationships
IMC’s economic model relies on its capitated partnerships with payors which manage and market Medicare Advantage plans across the United States. In its short history, IMC has established strategic value-based relationships with nine different payors for Medicare Advantage patients, five different payors for Medicaid patients and one payor for ACA patients. IMC’s three largest payor relationships were Anthem, Centene and Aetna, which generated 29%, 24% and 17% of IMC’s revenue in 2020 and 29%, 13% and 22% of IMC’s revenue in 2019. IMC’s existing contracts and relationships and its partners’ understanding of the value of the IMC model reduces the risk of entering into new markets as IMC typically has payor contracts before entering a new market. Maintaining, supporting, and growing these relationships, particularly as it enters new geographies, is critical to IMC’s long-term success. IMC’s model is well-aligned with its payors — to drive better health outcomes for patients, enhancing patient satisfaction, while driving incremental patient and revenue growth. IMC believes this alignment of interests and its care model will ensure its continued success with IMC’s payors.

The contracts governing IMC’s relationships with payors include key terms which may include the period of performance, revenue rates, advanced billing terms, service level agreements, termination clauses and right of first refusal clauses. Typically, these contracts provide for a monthly PPPM payment to IMC determined as a percentage of the Medicare Advantage or Medicaid premium received by the applicable plan. The specified percentage varies depending on the plan and the terms of the particular contract. In some cases, IMC’s contracts also include other shared medical savings arrangements. In addition, certain of IMC’s contracts provide that if it fails to meet specified implementation targets, it may be subject to financial penalties.
Most of IMC’s contracts include cure periods for certain breaches, during which time IMC may attempt to resolve any issues that would trigger a payor’s ability to terminate the contract. Certain of IMC’s contracts may be terminated immediately by the payor if IMC loses applicable licenses, goes bankrupt, loses liability insurance, becomes insolvent, files for bankruptcy or receives an exclusion, suspension or debarment from state or federal government authorities. Additionally, if a payor were to lose applicable licenses, go bankrupt, lose liability insurance, become insolvent, file for bankruptcy or receive an exclusion, suspension or debarment from state or federal government authorities, IMC’s contract with such payor could in effect be terminated. The loss, termination or renegotiation of any contract could negatively impact IMC’s results. In addition, as payors’ businesses respond to market dynamics and financial pressures, and as they make strategic business decisions in respect of the lines of business they pursue and programs in which they participate, IMC expects that certain of its payors will, from time to time, seek to restructure their agreements with IMC. See “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — The termination or non-renewal of the MA contracts held by the health plans with which we contract, or the termination or non-renewal of our contracts with those plans, could have a material adverse effect on our revenue and our results of operations.”
IMC’s contracts with payors impose other obligations on IMC. For example, IMC typically agrees that all services provided under the payor contract and all employees providing such services will comply with the payor’s policies and procedures. In addition, in most instances, IMC has agreed to indemnify IMC’s payors against certain third-party claims, which may include claims that IMC’s services infringe the intellectual property rights of such third parties.
Regulation
IMC’s operations and those of its affiliated physician entities are subject to extensive federal, state and local governmental laws and regulations. These laws and regulations require IMC to meet various standards relating to, among other things, billings and reports to government payment programs, primary care centers and equipment, dispensing of pharmaceuticals, management of centers, personnel qualifications, maintenance of proper records, and quality assurance programs and patient care. If any of IMC’s operations or those of its affiliated physicians are found to violate applicable laws or regulations, IMC could suffer severe consequences that would have a material adverse effect on IMC’s business, results of operations, financial condition, cash flows, reputation and stock price, including:
•
suspension or termination of IMC’s participation in government and/or private payment programs;

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refunds of amounts received in violation of law or applicable payment program requirements dating back to the applicable statute of limitation periods;

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loss of IMC’s licenses required to operate healthcare facilities or administer pharmaceuticals in the jurisdictions in which IMC operates;

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criminal or civil liability, fines, damages or monetary penalties for violations of healthcare fraud and abuse laws, including the federal Anti-Kickback Statute, Civil Monetary Penalties Law of the Social Security Act, Stark Law, the FCA and/or state analogs to these federal enforcement authorities, or other regulatory requirements;

•
enforcement actions by governmental agencies and/or state law claims for monetary damages by patients who believe their health information has been used, disclosed or not properly safeguarded in violation of federal or state patient privacy laws, including with respect to violations of HIPAA, as amended by Subtitle D of the Health Information Technology for Economic and Clinical Health Act,

also known as Title XIII of Division A and Title IV of Division B of the American Recovery and Reinvestment Act of 2009, and the regulations promulgated thereunder;
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mandated changes to IMC’s practices or procedures that significantly increase operating expenses or decrease IMC’s revenue;

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imposition of and compliance with corporate integrity agreements that could subject IMC to ongoing audits and reporting requirements as well as increased scrutiny of IMC’s billing and business practices which could lead to potential fines, among other things;

•
termination of various relationships and/or contracts related to IMC’s business, including joint venture arrangements, contracts with payors, real estate leases and provider employment arrangements;

•
changes in and reinterpretation of rules and laws by a regulatory agency or court, such as state corporate practice of medicine laws, that could affect the structure and management of IMC’s business and its affiliated physician practice corporations;

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negative adjustments to government payment models including, but not limited to, Medicare Parts A, B and C and Medicaid; and

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harm to IMC’s reputation, which could negatively impact IMC’s business relationships, the terms of payor contracts, IMC’s ability to attract and retain patients and physicians, IMC’s ability to obtain financing and IMC’s access to new business opportunities, among other things.

IMC expects that IMC’s industry will continue to be subject to substantial regulation, the scope and effect of which are difficult to predict. IMC’s activities could be subject to investigations, audits and inquiries by various government and regulatory agencies and private payors with whom IMC contracts at any time in the future. See “Risk Factors — Risks Related to Regulation.” Adverse findings from such investigations and audits could bring severe consequences that could have a material adverse effect on IMC’s business, results of operations, financial condition, cash flows, reputation and stock price. In addition, private payors could require pre-payment audits of claims, which can negatively affect cash flow, or terminate contracts for repeated deficiencies.
There is no requirement in the jurisdictions in which IMC currently operates for a risk-bearing provider to register as an insurance company and IMC has not registered as such in any of the jurisdictions in which IMC currently operates.
Federal Anti-Kickback Statute
The federal Anti-Kickback Statute prohibits, among other things, knowingly and willfully offering, paying, soliciting or receiving remuneration, directly or indirectly, in cash or kind, to induce or reward either the referral of an individual for, or the purchase, order or recommendation of, any good or service, for which payment may be made under federal and state healthcare programs such as Medicare and Medicaid.
Federal civil and criminal penalties may be imposed violations of the federal Anti-Kickback Statute include imprisonment, fines and exclusion of the provider from future participation in the federal healthcare programs, including Medicare and Medicaid. Violations of the federal Anti-Kickback Statute are punishable by imprisonment for up to ten years, fines of up to $100,000 per kickback or both. Larger fines can be imposed upon corporations under the provisions of the U.S. Sentencing Guidelines and the Alternate Fines Statute. Individuals and entities convicted of violating the federal Anti-Kickback Statute are subject to mandatory exclusion from participation in Medicare, Medicaid and other federal healthcare programs for a minimum of five years. Civil penalties for violation of the Anti-Kickback Statute include up to $100,000 in monetary penalties per violation, repayments of up to three times the total payments between the parties to the arrangement and suspension from future participation in Medicare and Medicaid. Court decisions have held that the statute may be violated even if only one purpose of remuneration is to induce referrals. The ACA amended the federal Anti-Kickback Statute to clarify that a defendant does not need to have actual knowledge of the federal Anti-Kickback Statute or have the specific intent to violate it. In addition, the ACA amended the federal Anti-Kickback Statute to provide that any claims for items or services resulting from a violation of the federal Anti-Kickback Statute may be considered false or fraudulent for purposes of the FCA, as discussed below.

The federal Anti-Kickback Statute includes statutory exceptions and regulatory safe harbors that protect certain arrangements. Compliance with these exceptions and safe harbors are voluntary. Business transactions and arrangements that are structured to comply fully with an applicable safe harbor will generally be considered outside the ambit of the federal Anti-Kickback Statute. However, transactions and arrangements that do not satisfy all elements of a relevant safe harbor do not necessarily violate the law. When an arrangement does not satisfy a safe harbor, the arrangement must be evaluated on a facts and circumstances basis in light of the parties’ intent and the arrangement’s potential for abuse. Arrangements that do not satisfy a safe harbor may be subject to greater scrutiny by enforcement agencies.
IMC enters into certain types of contracts that involve financial arrangements with referral sources that must be analyzed under the Anti-Kickback Statute. The OIG of HHS has expressed concern regarding the use of percentage-based compensation for marketing staff engaged in marketing. Commission-based or per-patient based compensation methodologies may be considered to be remuneration based on referrals if the arrangement does not meet either the bona fide employment or personal services and management contracts safe harbor. IMC employs its own sales force and attempts to meet the Anti-Kickback Safe Harbor for Bona Fide Employment; however, in limited instances IMC uses external companies to assist with certain aspects of these efforts. In those instances, IMC seeks to meet as many of the Personal Services and Management Contracts Safe Harbor criteria as possible and believes that its arrangements have been structured in a manner so as not to violate the Anti-Kickback Statute or other applicable laws.
If any of IMC’s business transactions or arrangements, including those described above, were found to violate the federal Anti-Kickback Statute, IMC could face, among other things, criminal, civil or administrative sanctions, including possible exclusion from participation in Medicare, Medicaid and other state and federal healthcare programs. Any findings that IMC has violated these laws, or even accusations of the same, could have a material adverse impact on IMC’s business, results of operations, financial condition, cash flows, reputation and stock price.
As part of HHS’s Regulatory Sprint, the OIG issued a request for information in August 2018 seeking input on regulatory provisions that may act as barriers to coordinated care or value-based care. Specifically, the OIG sought to identify ways in which it might modify or add new safe harbors to the Anti-Kickback Statute (as well as exceptions to the definition of “remuneration” in the beneficiary inducements provision of the Civil Monetary Penalty statute) to foster arrangements that promote care coordination and advance the delivery of value-based care, while also protecting against harms caused by fraud and abuse. Numerous federal agencies have requested comments and information from the public and have published proposed regulations as part of the Regulatory Sprint on areas that have historically been viewed as barriers to innovative care coordination arrangements.
On November 20, 2020, the OIG released final rules clarifying and revising the Anti-Kickback Statute safe harbors. The new rules are intended to reduce regulatory barriers, accelerate the shift in service reimbursement from volume to value-based payments, and advance coordinated care across healthcare settings. OIG’s final rule adds seven new safe harbor provisions for certain coordinated care and value-based arrangements, modifies four existing safe harbor protections, and codifies one new exception under the civil monetary penalty prohibitions against beneficiary inducements related to telehealth technologies furnished to certain in-home dialysis patients.
In coordination with the exceptions under the Stark Law, OIG established three “new safe harbors for remuneration exchanged between or among participants in a value-based arrangement.” OIG also finalized a new safe harbor related to patient engagement tools and supports furnished by a participant in a value-based enterprise to a patient in a target patient population, and a safe harbor for participants in CMS-sponsored model arrangements and model patient incentives (e.g., Medicare Shared Savings Program) to provide greater predictability and uniformity across models. The other safe harbor provisions include cybersecurity technology, tools, and related services, and EHR items and services, along with revisions to safe harbors addressing personal services arrangements, warranties, and local transportation.
These changes in federal regulations are anticipated to make a significant impact on health care providers and other stakeholders. These and similar changes may cause OIG, CMS or other regulators to change the parameters of rules and regulations that IMC must follow and thus impact IMC’s business, results of operations and financial condition.

Risk Bearing Provider Regulation
Certain of the jurisdictions where IMC currently operates or may choose to operate in the future regulate the operations and financial condition of risk bearing providers like IMC and its affiliated providers. These regulations can include capital requirements, licensing or certification, governance controls and other similar matters. While these regulations have not had a material impact on IMC’s business to date, as IMC continues to expand, these rules may require additional resources and capitalization and add complexity to IMC’s business.
Stark Law
The Stark Law prohibits a physician who has a financial relationship, or who has an immediate family member who has a financial relationship, with entities providing Designated Health Services (“DHS”) from referring Medicare patients to such entities for the furnishing of DHS, unless an exception applies. Although uncertainty exists, federal agencies and at least one court have taken the position that the Stark Law also applies to Medicaid. DHS is defined to include clinical laboratory services, physical therapy services, occupational therapy services, radiology services including magnetic resonance imaging, computerized axial tomography scans, and ultrasound services, radiation therapy services and supplies, durable medical equipment and supplies, parenteral and enteral nutrients, equipment, and supplies, prosthetics, orthotics and prosthetic devices and supplies, home health services, outpatient prescription drugs, inpatient and outpatient hospital services and outpatient speech-language pathology services. The types of financial arrangements between a physician and an entity providing DHS that trigger the self-referral prohibitions of the Stark Law are broad and include direct and indirect ownership and investment interests and compensation arrangements. The prohibition applies regardless of the reasons for the financial relationship and the referral. Unlike the federal Anti-Kickback Statute, the Stark Law is a strict liability violation where unlawful intent need not be demonstrated.
The Stark Law prohibits any entity providing DHS that has received a prohibited referral from presenting, or causing to be presented, a claim or billing for the services arising out of the prohibited referral. Similarly, the Stark Law prohibits an entity from “furnishing” a DHS to another entity in which it has a financial relationship when that entity bills for the service. The Stark Law also prohibits self-referrals within an organization by its own physicians, although broad exceptions exist that cover employed physicians and those referring DHS that are ancillary to the physician’s practice to the physician group.
If the Stark Law is implicated, the financial relationship must fully satisfy a Stark Law exception. There are a number of exceptions to the self-referral prohibition, including exceptions for many of the customary financial arrangements between physicians and providers, such as employment contracts, leases, professional services agreements, and risk sharing arrangements, amongst others. If an exception is not satisfied, then the parties to the arrangement could be subject to sanctions. Sanctions for violation of the Stark Law include denial of payment for claims for services provided in violation of the prohibition, refunds of amounts collected in violation of the prohibition, a civil penalty of up to $15,000 for each service arising out of the prohibited referral, a civil penalty of up to $100,000 against parties that enter into a scheme to circumvent the Stark Law prohibition, civil assessment of up to three times the amount claimed and potential exclusion from the federal healthcare programs, including Medicare and Medicaid. Amounts collected on claims related to prohibited referrals must be reported and refunded generally within 60 days after the date on which the overpayment was identified. Furthermore, Stark Law violations and failure to return overpayments in a timely manner can form the basis for FCA liability, as discussed below.
If CMS or other regulatory or enforcement authorities determine that claims have been submitted for referrals by IMC that violate the Stark Law, IMC would be subject to the penalties described above. In addition, it might be necessary to restructure existing compensation agreements with IMC’s physicians. Any such penalties and restructuring or other required actions (including mere accusations) could have a material adverse effect on IMC’s business, results of operations, financial condition and cash flows.
In 2018, CMS issued a request for information seeking input on how to address any undue regulatory impact and burden of the Stark Law. CMS placed the request for information in the context of the Regulatory Sprint and stated that it identified aspects of the Stark Law that pose potential barriers to coordinated care. CMS has since issued a sweeping set of new regulations that introduce significant new value-based terminology, safe harbors and exceptions to the Stark Law. Those or other changes implemented by CMS may change the parameters of Stark Law exceptions that IMC relies on and thus impact IMC’s business, results of operations and financial condition. On November 20, 2020, CMS and OIG issued new exceptions to promote coordinated services among healthcare providers and emphasize value-based payment and collaborative care. In the final rule, CMS finalized three new exceptions and definitions for certain value-based compensation arrangements between or among physicians, providers and suppliers, and amended the existing exception for EHR items. When it comes to value-based arrangements, CMS codified three “new, permanent exceptions to the physician self-referral law.” The specific activities of the parties involved in these compensation relationships will be key to determining whether the proposed value-based arrangement qualifies for an exception under the Stark Law.
CMS also added two new exceptions — one for certain arrangements under which a physician receives limited remuneration for items or services actually provided by the physician, and the other, aligned with OIG, for donations of cybersecurity technology that includes hardware, software, and related services. The final rule also includes commentary and insight into how CMS now interprets numerous defined terms and various requirements scattered throughout the Stark Law.
The definition of DHS under the Stark Law does not include physician services. Because most services furnished to Medicare beneficiaries provided in IMC’s centers are physician services, IMC’s services generally do not implicate the Stark Law referral prohibition. However, certain ancillary services IMC may provide, including certain diagnostic testing, may be considered DHS. Also, IMC refers Medicare beneficiaries to third parties for the provision of DHS and IMC’s financial relationships with those third parties must satisfy a Stark Law exception.
IMC has entered into several types of financial relationships with physicians, including compensation arrangements. If IMC’s centers were to bill for a DHS service and the financial relationships with the physician did not satisfy an exception, IMC could be required to change IMC’s practices, face civil penalties, pay substantial fines, return certain payments received from Medicare and beneficiaries or otherwise experience a material adverse effect as a result of a challenge to payments made pursuant to referrals from these physicians under the Stark Law.
Fraud and Abuse under State Law
States also have laws similar to or more strict than the federal Anti-Kickback Statute and Stark Law that may affect IMC’s ability to receive referrals from physicians with whom IMC has financial relationships. State laws of this nature are significant, particularly if they apply to all payors and not just to government-funded healthcare programs. Some states have laws prohibiting physicians from holding financial interests in various types of medical facilities to which they refer patients. These state prohibitions may differ from the Stark Law’s prohibitions and exceptions may apply to a broader or narrower range of services and financial relationships. Some of these laws could potentially be interpreted broadly as prohibiting physicians who hold shares of IMC’s publicly traded stock or are physician owners from referring patients to IMC’s centers if the centers perform services for their patients or do not otherwise satisfy an exception to the law. State statutes and regulations also may require physicians or other healthcare professionals to disclose to patients any financial relationship the physicians or healthcare professionals have with a healthcare provider that is recommended to patients.
Some state anti-kickback laws include civil and criminal penalties. Some of these laws include exemptions that may be applicable to IMC’s physician relationships or for financial interests limited to shares of publicly traded stock. Some, however, may include no explicit exemption for certain types of agreements and/or relationships entered into with physicians. These laws and regulations vary significantly from state to state, are often vague and, in many cases, have not been interpreted by courts or regulatory agencies. Exclusions and penalties, if applied to us, could result in significant loss of reimbursement to us, thereby significantly affecting IMC’s financial condition.
If these laws are interpreted to apply to physicians who hold equity interests in IMC’s centers or to physicians who hold IMC’s publicly traded stock, and for which no applicable exception exists, IMC may be required to terminate or restructure IMC’s relationships with these physicians. Violations of these state laws may result in prohibition of payment for services rendered, loss of licenses, fines, criminal penalties, administrative sanctions, refund requirements and exclusions from government healthcare programs, including Medicare and Medicaid, which could have a material adverse effect on IMC’s business, results of operations, financial condition, cash flows, reputation and stock price.
Similarly, states may have beneficiary inducement prohibitions and consumer protection laws that may be triggered by the offering of inducements, incentives and other forms of remuneration to patients and prospective patients. Violations range from civil to criminal and could have a material adverse effect on IMC’s business, results of operations and financial condition.
Corporate Practice of Medicine and Fee-Splitting
The laws and regulations relating to the practice of medicine vary from state to state and many states prohibit general business corporations, such as IMC, from practicing medicine, controlling physicians’ medical decisions or engaging in some practices such as splitting professional fees with physicians. While IMC believes that IMC is in substantial compliance with state laws prohibiting the corporate practice of medicine and fee-splitting, other parties may assert that IMC is engaged in the corporate practice of medicine or unlawful fee-splitting. Were such allegations to be asserted successfully before the appropriate judicial or administrative forums, IMC could be subject to adverse judicial or administrative penalties, certain contracts could be determined to be unenforceable and IMC may be required to restructure IMC’s contractual arrangements. The laws of other states do not prohibit non-physician entities from employing physicians to practice medicine but may retain a ban on some types of fee-splitting arrangements.
Violations of the corporate practice of medicine vary by state and may result in physicians being subject to disciplinary action, as well as to forfeiture of revenues from payors for services rendered. For lay entities, violations may also bring both civil and, in more extreme cases, criminal liability for engaging in medical practice without a license. Some of the relevant laws, regulations and agency interpretations in states with corporate practice of medicine restrictions have been subject to limited judicial and regulatory interpretation. In limited cases, courts have required management services companies to divest or reorganize structures deemed to violate corporate practice restrictions. Third-party payors may also seek to terminate their contracts with, or recoup past amounts paid from, IMC arising out of IMC’s alleged violation corporate practice or fee-splitting laws. Moreover, state laws are subject to change. Any allegations or findings that IMC has violated these laws could have a material adverse impact on IMC’s business, results of operations and financial condition.
The False Claims Act
The FCA is a means of policing false bills or false requests for payment in the healthcare delivery system. Among other things, the FCA authorizes the imposition of up to three times the government’s damages and significant per claim civil penalties on any “person” (including an individual, organization or company) who, among other acts:
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knowingly presents or causes to be presented to the federal government a false or fraudulent claim for payment or approval;

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knowingly makes, uses or causes to be made or used a false record or statement material to a false or fraudulent claim;

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knowingly makes, uses or causes to be made or used a false record or statement material to an obligation to pay the government, or knowingly conceals or knowingly and improperly avoids or decreases an obligation to pay or transmit money or property to the federal government; or

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conspires to commit the above acts.

The federal government has used the FCA to prosecute a wide variety of alleged false claims and fraud allegedly perpetrated against Medicare and state healthcare programs, including but not limited to coding errors, billing for services not rendered, the submission of false cost or other reports, billing for services at a higher payment rate than appropriate, billing for items or services provided by entities or individuals that are not appropriate licensed, billing for care that is not considered medically necessary and false reporting of risk-adjusted diagnostic codes to Medicare Advantage plans. The penalties for a violation of the FCA range from $5,500 to $11,000 (adjusted for inflation) for each false claim, plus up to three times the amount of damages caused by each false claim, which can be as much as the amounts received directly or indirectly from the government for each such false claim. On June 20, 2020, the Department of Justice issued a final rule announcing adjustments to FCA penalties, under which the per claim penalty range increased to a range from $11,665 to $22,331 for penalties assessed after June 19, 2020, so long as the underlying conduct occurred after November 2, 2015
FERA, enacted on May 20, 2009, greatly expanded the reach of the FCA by eliminating the prior requirement that a false claim be presented to a federal official, or that such a claim directly involve federal funds. FERA clarifies that liability attaches whenever an individual or entity makes a false claim to obtain money or property, any part of which is provided by the government, without regard to whether the individual or entity makes such claim directly to the federal government. Consequently, under FERA, liability attaches when such false claim is submitted to an agent acting on the government’s behalf or with a third party contractor, grantee or other recipient of such federal money or property. Additionally, under FERA, individuals and entities violate the FCA Act by knowingly retaining historic improper payments (overpayments/overprovisions) even if the individual or entity did not make claim for such payments. The ACA requires that overpayments be reported and returned within 60 days after the overpayment is identified or the corresponding cost report was due.
An overpayment impermissibly retained could subject IMC to liability under the FCA, exclusion from government healthcare programs and penalties under the federal Civil Monetary Penalty statute. As a result of these provisions, IMC’s procedures for identifying and processing overpayments may be subject to greater scrutiny.
In addition to actions being brought under the FCA by government officials, the FCA also allows a private individual with direct knowledge of fraud to bring a whistleblower, or qui tam, lawsuit on behalf of the government for violations of the FCA. The ACA also broadens the direct knowledge requirement so that the private individual is not required to have direct knowledge of the allegations, but must provide information to the government before it is publicly disclosed and that is independent of and materially adds to any publicly disclosed allegations. In that event, the whistleblower is responsible for initiating a lawsuit that sets in motion a chain of events that may eventually lead to the recovery of money by the government.
The ACA provides that claims tainted by a violation of the federal Anti-Kickback Statute are false for purposes of the FCA. Some courts have held that filing claims or failing to refund amounts collected in violation of the Stark Law can form the basis for liability under the FCA. In addition to the provisions of the FCA, which provide for civil enforcement, the federal government can use several criminal statutes to prosecute individuals and entities who are alleged to have submitted false or fraudulent claims for payment to the federal government. Any allegations or findings that IMC has violated the FCA could have a material adverse impact on IMC’s business, results of operations and financial condition.
In addition to the FCA, various states have adopted their own analogs of the FCA. States are becoming increasingly active in using their false claims laws to police the same activities listed above, particularly with regard to Medicaid fee-for-service and Managed Medicaid programs.
Civil Monetary Penalties Statute
The Civil Monetary Penalties Statute, 42 U.S.C. § 1320a-7a, authorizes the imposition of civil monetary penalties, assessments and exclusion against an individual or entity based on a variety of prohibited conduct, including, but not limited to:
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presenting, or causing to be presented, claims for payment to Medicare, Medicaid or other third-party payors that the individual or entity knows or should know are for an item or service that was not provided as claimed or is false or fraudulent;

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offering remuneration to a federal health care program beneficiary that the individual or entity knows or should know is likely to influence the beneficiary to order or receive health care items or services from a particular provider;

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arranging contracts with an entity or individual excluded from participation in the federal health care programs;

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violating the federal Anti-Kickback Statute;

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making, using or causing to be made or used a false record or statement material to a false or fraudulent claim for payment for items and services furnished under a federal health care program;

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making, using or causing to be made any false statement, omission or misrepresentation of a material fact in any application, bid or contract to participate or enroll as a provider of services or a supplier under a federal health care program; and

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failing to report and return an overpayment owed to the federal government.

Substantial civil monetary penalties may be imposed under the federal Civil Monetary Penalty Statute and may vary depending on the underlying violation. In addition, an assessment of not more than three times the total amount claimed for each item or service may also apply and a violator may be subject to exclusion from federal and state health care programs. In addition, exclusion from the Medicare program may be imposed for violations.
IMC could be exposed to a wide range of allegations to which the federal Civil Monetary Penalty Statute would apply. IMC performs monthly checks on IMC’s employees, affiliated providers and certain affiliates and vendors using government databases to confirm that these individuals have not been excluded from federal programs. However, should an individual become excluded and IMC fails to detect it, a federal agency could require IMC to refund amounts attributable to all claims or services performed or sufficiently linked to an excluded individual, assess significant penalties or, worse case scenario, exclude IMC from participating in the Medicare program. Likewise, IMC’s patient programs, which can include enhancements, incentives and additional care coordination not otherwise covered by third-party payors (including Medicare and Medicaid), could be alleged to be intended to influence the patient’s choice in obtaining services or the amount or types of services sought. Thus, IMC cannot foreclose the possibility that IMC will face allegations subject to the Civil Monetary Penalty Statute with the potential for a material adverse impact on IMC’s business, results of operations and financial condition.
HIPAA and Other Data Privacy Laws
The Health Insurance Portability and Accountability Act of 1996, as amended by as amended by Subtitle D of the Health Information Technology for Economic and Clinical Health Act, also known as Title XIII of Division A and Title IV of Division B of the American Recovery and Reinvestment Act of 2009, and the regulations promulgated thereunder, collectively “HIPAA”, as well as a number of other federal and state privacy and information security laws, extensively regulate the use and disclosure of individually identifiable health information, known as “protected health information,” or “PHI” and require covered entities, including health plans and most health care providers, to implement administrative, physical and technical safeguards to protect the security of such information. Additional security requirements apply to electronic PHI. These regulations also provide patients with substantive rights with respect to their health information. As a HIPAA covered entity, IMC is required to enter into written agreements with certain contractors, known as business associates, to whom IMC discloses PHI. Covered entities may be subject to penalties for, among other activities, failing to enter into a business associate agreement where required by law or as a result of a business associate violating HIPAA, if the business associate is found to be an agent of the covered entity and acting within the scope of the agency. In instances where IMC acts as a business associate to a covered entity, there is the potential for additional liability beyond IMC’s status as a covered entity.
Covered entities must notify affected individuals of breaches of unsecured PHI without unreasonable delay but no later than 60 days after discovery of the breach by a covered entity or its agents. Reporting must also be made to the HHS Office for Civil Rights and, for breaches of unsecured PHI involving more than 500 residents of a state or jurisdiction, to the media. All impermissible uses or disclosures of unsecured PHI are presumed to be breaches unless the covered entity or business associate establishes that there is a low probability the PHI has been compromised. Various state laws and regulations may also require IMC to notify affected individuals in the event of a data breach involving personal information without regard to the probability of the information being compromised.
Violations of HIPAA by providers like IMC, including, but not limited to, failing to implement appropriate administrative, physical and technical safeguards, have resulted in enforcement actions and in some cases triggered settlement payments or civil monetary penalties. Penalties for impermissible use or disclosure of PHI were increased by the HITECH Act by imposing tiered penalties of more than $50,000 per violation and up to $1.5 million per year for identical violations. In addition, HIPAA provides for criminal penalties of up to $250,000 and ten years in prison, with the severest penalties for obtaining and disclosing PHI with the intent to sell, transfer or use such information for commercial advantage, personal gain or malicious harm. Further, state attorneys general may bring civil actions seeking either injunction or damages in response to violations of the HIPAA privacy and security regulations that threaten the privacy of state residents. IMC follows and maintains a HIPAA compliance plan, which IMC believes complies with the HIPAA privacy and security regulations, but there can be no assurance that OCR or other regulators will agree. There can be no assurance that IMC will not be the subject of an investigation (arising out of a reportable breach incident, audit or otherwise) alleging non-compliance with HIPAA regulations in IMC’s maintenance of PHI. The HIPAA privacy and security regulations impose and will continue to impose significant costs on IMC in order to comply with these standards.
In addition, certain states have proposed or enacted legislation that will create new data privacy and security obligations for certain entities, such as the California Consumer Privacy Act that went into effect January 1, 2020.
In addition, there are numerous other laws and legislative and regulatory initiatives at the federal and state levels addressing privacy and security concerns and IMC remains subject to federal or state privacy-related laws that are more restrictive than the privacy regulations issued under HIPAA. These laws vary and could impose additional penalties. For example, the Federal Trade Commission uses its consumer protection authority to initiate enforcement actions in response to alleged privacy and data security violations. The CCPA, which came into effect January 1, 2020, was recently amended and expanded by the CPRA passed on November 3, 2020. Most of the CPRA’s substantive provisions will not take effect until January 1, 2023, however, the CPRA’s expansion of the “Right to Know” impacts personal information collected on or after January 1, 2022. Companies must still comply with the CCPA during the ramp up period before the CPRA goes into effect. The CCPA and CPRA, among other things, create new data privacy obligations for covered companies and provides new privacy rights to California residents, including the right to opt out of certain disclosures of their information. The CCPA also created a private right of action with statutory damages for certain data breaches, thereby potentially increasing risks associated with a data breach. It remains unclear what, if any, additional modifications will be made to the CPRA by the California legislature or how it will be interpreted.
In addition to the laws discussed above, IMC may see more stringent state and federal privacy legislation in 2021 and beyond, as the increased cyber-attacks during the COVID-19 pandemic have once again put a spotlight on data privacy and security in the U.S. and other jurisdictions. IMC cannot predict where new legislation might arise, the scope of such legislation, or the potential impact to IMC’s business and operations.
HIPAA also created two federal crimes: healthcare fraud and false statements relating to healthcare matters. The healthcare fraud statute prohibits knowingly and willfully executing a scheme to defraud any healthcare benefit program, including private payors. A violation of this statute is a felony and may result in fines, imprisonment or exclusion from government sponsored programs. The false statements statute prohibits knowingly and willfully falsifying, concealing or covering up a material fact or making any materially false, fictitious or fraudulent statement in connection with the delivery of or payment for healthcare benefits, items or services.
Healthcare reform
In March 2010, broad healthcare reform legislation was enacted in the United States through the ACA. Although many of the provisions of the ACA did not take effect immediately and continue to be implemented, and some have been and may be modified before or during their implementation, the reforms could continue to have an impact on IMC’s business in a number of ways. IMC cannot predict how employers, private payors or persons buying insurance might react to federal and state healthcare reform legislation, whether already enacted or enacted in the future, nor can IMC predict what form many of these regulations will take before implementation.

Other aspects of the 2010 healthcare reform laws may also affect IMC’s business, including provisions that impact the Medicare and Medicaid programs. These and other provisions of the ACA remain subject to ongoing uncertainty due to developing regulations and clarifications, including those described above, as well as continuing political and legal challenges at both the federal and state levels.
While there may be significant changes to the healthcare environment in the future, the specific changes and their timing are not yet apparent. As a result, there is considerable uncertainty regarding the future with respect to the exchanges and other core aspects of the current health care marketplace. Future elections may create conditions for Congress to adopt new federal coverage programs that may disrupt IMC’s current commercial payor revenue streams. While specific changes and their timing are not yet apparent, such changes could lower IMC’s reimbursement rates or increase IMC’s expenses. Any failure to successfully implement strategic initiatives that respond to future legislative, regulatory, and executive changes could have a material adverse effect on IMC’s business, results of operations and financial condition.
CMS and state Medicaid agencies also routinely adjust the risk adjustment factor which is central to payment under Medicare Advantage and Managed Medicaid programs in which IMC participates. The monetary “coefficient” values associated with diseases that IMC manages in its population are subject to change by CMS and state agencies. Such changes could have a material adverse effect on IMC’s financial condition.
Other regulations
IMC’s operations are subject to various state hazardous waste and non-hazardous medical waste disposal laws. These laws do not classify as hazardous most of the waste produced from medical services. Occupational Safety and Health Administration regulations require employers to provide workers who are occupationally subject to blood or other potentially infectious materials with prescribed protections. These regulatory requirements apply to all healthcare facilities, including primary care centers, and require employers to make a determination as to which employees may be exposed to blood or other potentially infectious materials and to have in effect a written exposure control plan. In addition, employers are required to provide or employ hepatitis B vaccinations, personal protective equipment and other safety devices, infection control training, post-exposure evaluation and follow-up, waste disposal techniques and procedures and work practice controls. Employers are also required to comply with various record-keeping requirements.
Federal and state law also governs the dispensing of controlled substances by physicians. For example, the Prescription Drug Marketing Act governs the distribution of drug samples. Physicians are required to report relationships they have with the manufacturers of drugs, medical devices and biologics through the Open Payments Program database. Any allegations or findings that IMC or its providers have violated any of these laws or regulations could have a material adverse impact on IMC’s business, results of operations and financial condition.
In addition, while none of the jurisdictions in which IMC currently operates have required it, certain jurisdictions in which IMC may desire to do business in the future have certificate of need programs regulating the establishment or expansion of healthcare facilities, including primary care centers. These regulations can be complex and time-consuming. Any failure to comply with such regulatory requirements could adversely impact IMC’s business, results of operations and financial condition.
Intellectual Property
IMC believes that the importance of and reliance upon clinical information technology will continue to increase in the future. Accordingly, IMC expects to make significant investments in clinical information technology as part of its business strategy to increase the efficiency and quality of patient care. IMC currently utilizes the CareOptimize technology platform in the operation of its business. IMC primarily protects its intellectual property through a combination of copyrights, trademarks and trade secrets, intellectual property licenses and other contractual rights (including confidentiality, non-disclosure and assignment-of-invention agreements with IMC’s employees, independent contractors, consultants and companies with which IMC conducts business). IMC does not currently hold any patents, and instead relies upon non-registered rights, including trade secrets, contractual provisions and restrictions on access, to protect its intellectual property rights.
However, IMC may be unable to obtain, maintain and enforce IMC’s intellectual property rights, and assertions by third parties that IMC violates their intellectual property rights could have a material adverse effect on IMC’s business, financial condition and results of operations. See “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — If we are unable to obtain, maintain and enforce intellectual property protection for our technology or if the scope of our intellectual property protection is not sufficiently broad, others may be able to develop and commercialize technology substantially similar to ours, and our ability to successfully commercialize our technology may be adversely affected” and “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — Third parties may initiate legal proceedings alleging that we are infringing or otherwise violating their intellectual property rights, the outcome of which would be uncertain and could have a material adverse effect on our business, financial condition and results of operations.”
Legal Proceedings
From time to time, IMC may be involved in various legal proceedings and subject to claims that arise in the ordinary course of business. Although the results of litigation and claims are inherently unpredictable and uncertain, IMC is not currently a party to any legal proceedings the outcome of which, if determined adversely to IMC, are believed to, either individually or taken together, have a material adverse effect on IMC’s business, operating results, cash flows or financial condition. Regardless of the outcome, litigation has the potential to have an adverse impact on IMC because of defense and settlement costs, diversion of management resources, and other factors. See “Risk Factors — Risks Related to the Business and Industry of the Combined Company after the Business Combination — We may be subject to legal proceedings and litigation, including intellectual property and privacy disputes, which are costly to defend and could materially harm our business and results of operations.”
In February 2018, IMC Group, LLC et al. v. Comvest IMC Holdings, LLC, et al. was filed in Florida State Court, Miami-Dade County under which IMC Group, LLC and its affiliates (“IMC Group”) sued Comvest IMC Holdings LLC (“Comvest”), IMC and its directors, and IMC Medical Group Holdings, LLC for purported breach of contract, breach of fiduciary duty, tortious interference, fraudulent transfer and sought a declaratory judgement and damages. Both IMC Group and Comvest have equity interests in IMC Medical Group Holdings, LLC. The lawsuit arose from the contingent payment adjustment in the Purchase Agreement dated February 1, 2017, between IMC, IMC Medical Group Holdings, LLC and subsidiaries. On October 29, 2020, the parties to the lawsuit entered into a Settlement and General Release Agreement under which IMC was not required to make any payments to IMC Group.
Insurance
IMC maintains insurance, excess coverage, or reinsurance for property and general liability, auto insurance, professional liability, directors’ and officers’ liability, workers’ compensation, cybersecurity and other coverage in amounts and on terms deemed adequate by management, based on IMC’s actual claims experience and expectations for future claims. IMC also utilizes stop-loss insurance for its patients, protecting IMC for medical claims per episode in excess of certain levels. Future claims could, however, exceed IMC’s applicable insurance coverage. IMC provides malpractice insurance for the physicians practicing at IMC centers.
Employees and Human Capital Resources
As of December 31, 2020, IMC employed approximately 582 team members, including 47 primary care providers. IMC’s physicians and other care providers are paid salaries or contracted flat rates in order to incentive them to provide high quality care rather than volume of care. This base compensation for providers is then overlaid with bonuses for member outcomes and member satisfaction. IMC considers its relationship with its employees to be good. None of IMC’s employees are represented by a labor union or party to a collective bargaining agreement.

Properties
IMC’s principal executive offices are located in Miami Lakes, Florida. As of December 31, 2020, IMC leased approximately 142,000 gross square feet relating to its business operations located in and throughout Miami-Dade. Broward and Orange Counties in South Florida. IMC believe that its facilities are adequate to meet IMC’s needs for the immediate future, and that, should it be needed, suitable additional space will be available to accommodate any expansion of IMC’s operations.
Seasonality
Due to the large number of dual-eligible patients (meaning eligible for both Medicare and Medicaid) that IMC serves, the limited annual enrollment period does not materially affect IMC’s growth during the year. IMC typically sees large increases in ACA patients during the first quarter as a result of the annual enrollment period from October to December. However, this is not a large portion of IMC’s business.
IMC’s operational and financial results will experience some variability depending upon the time of year in which they are measured. This variability is most notable in the following areas:
Per-Patient Revenue
IMC’s revenue derived from at-risk patients is a function of the percent of premium IMC has negotiated with its payors as well as its ability to accurately and appropriately document the acuity of a patient. For at-risk Medicare Advantage patients, CMS revises the risk adjustment factor in January of each year for each patient based upon health conditions documented in the prior year. IMC experiences some seasonality with respect to its per-patient revenue as it will generally decline over the course of the year, approximate 0.5% per month. This is due to new patients joining IMC with typically less complete or accurate documentation (and therefore lower risk scores) as well as more acute (and therefore greater revenue) patients passing away throughout the year.
For at-risk Medicaid patients, ACHA revises the contractual premiums annually. The rates are established based on specific cohorts by age and sex and geographical location. AHCA uses a “zero sum” risk adjustment model that establishes acuity for certain cohorts of patients and quarterly, depending on the scoring of that acuity, may shift premiums from health plans with lower acuity members to health plans with higher acuity members.
Medical costs
Medical costs will vary seasonally depending on a number of factors, but most significantly the weather. Certain illnesses, such as the influenza virus, are far more prevalent during colder months of the year, which will result in an increase in medical expenses during these time periods. IMC therefore expects to see higher levels of per-patient medical costs in the first and fourth quarters. Medical costs also depend upon the number of business days in a period. Shorter periods will have lesser medical costs due to fewer business days. Business days can also create year-over-year comparability issues if one year has a different number of business days compared to another. IMC also expects to experience an impact should there be a pandemic such as COVID-19, which may result in increased or decreased total medical costs depending upon the severity of the infection, the duration of the infection and the impact to the supply and availability of healthcare services for IMC patients.

IMC MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion and analysis summarizes the significant factors affecting the consolidated operating results, financial condition, liquidity and cash flows of IMC as of and for the periods presented below. The following discussion and analysis should be read in conjunction with IMC’s consolidated financial statements and the related notes thereto included elsewhere in this prospectus. The discussion contains forward-looking statements that are based on the beliefs of management, as well as assumptions made by, and information currently available to, IMC’s management. Actual results could differ materially from those discussed in or implied by forward-looking statements as a result of various factors, including those discussed below and elsewhere in this prospectus, particularly in the sections entitled “Risk Factors” and “Forward-Looking Statements.”
Overview
Interamerican Medical Center Group, LLC and Subsidiaries (the “Company” or “IMC”) owns and operates medical clinics and wellness centers strategically located in Miami-Dade, Broward and Orange Counties in Florida. IMC utilizes a high touch, comprehensive approach to primary care for patients that incorporates both high quality clinical service and the integration of technology and data analytics to manage patient’s healthcare. By proactively managing patient’s health and working to impact patient wellbeing prior to acute healthcare episodes, IMC is able to maintain high patient satisfaction while also helping to reduce unnecessary healthcare expenses. IMC is able to benefit from this dynamic through value-based payor contracts that provide opportunity for IMC to participate in performance bonuses and surplus sharing agreements.
While IMC’s primary focus is providing care to Medicare eligible seniors who are mostly 65+ (66% of revenue comes from these patients), IMC also provides services to children and adults through Medicaid programs as well as through commercial insurance plans. All of IMC’s Medicare patients are enrolled in a Medicare Advantage (“MA”) plan run by private insurance companies on behalf of the Centers for Medicare and Medicaid Services (“CMS”). With MA, the patient receives the same coverage as original Medicare, including emergency care, and most plans also include prescription drug coverage. In many cases, MA plans offer even more than original Medicare, including dental, vision, hearing, and wellness programs.
IMC takes a “whole person health” approach to primary care that goes above and beyond the standard levels of care. Its model covers standard primary care and diagnostics as well as specialty care and other general wellness programs. Within the IMC clinics, patients can gain access to primary care, laboratory services, ultrasounds, electrocardiograms, x-rays, joint injections and dental care. Ancillary and specialty services offered include: cardiology, optometry, women’s health, podiatry, pulmonology, neurology, nutrition, mental health, case management, urology and gastroenterology services.
Outside of clinical care, IMC also offers wellness and educational services to help members maintain healthier lives independently. Examples of classes and programs provided include nutritional best practices, exercise programs, diabetes prevention and control programs, among others. Patients are also able to congregate in the community spaces of IMC clinics for social activities with peers, an important dynamic for seniors who are frequently isolated in their homes. IMC also helps members address social determinants of care through its representatives who specifically assist patients in maintaining Medicaid eligibility as well as applying for other social service program such as food subsidies. IMC eliminates a common barrier to accessing care by providing transportation to its clinics and wellness centers as well as to specialists outside of IMC’s centers.
IMC incurred net losses of approximately $84.6 million (inclusive of a goodwill impairment charge of $65.6 million) and $16.9 million for the years ended December 31, 2018 and 2019, respectively, as it has focused on investing in technology and an experienced management team in its development of a platform that it believes will be scalable to allow for growth. While IMC generated net income of $1.1 million for the year ended December 31, 2020, IMC may continue to incur operating and net losses in the future while it continues to focus on long-term growth through investments in its centers, care model, and marketing even after the business combination. By focusing on interventions that keep its patients healthy, IMC believes that it can capture cost savings and reinvest them in the IMC care model. IMC believes these investments lead to better outcomes and improved patient experiences, which will drive further cost savings, power patient retention and enable it to attract new patients. IMC has established strategic value-based relationships with nine different payors for Medicare Advantage patients, five different payors for Medicaid patients and one payor for ACA patients. IMC’s three largest payor relationships were Anthem, Centene and Aetna, which generated 29%, 24% and 17% of IMC’s revenue in 2020 and 29%, 13% and 22% of IMC’s revenue in 2019.
As of December 31, 2020, IMC employed approximately 582 team members, including 47 primary care providers (“PCP”). Between mid-2017 and 2019, IMC focused on building a common operating platform across its 13 centers to ensure consistent delivery of results. For the years ended December 31, 2020 and 2019, IMC’s total revenues were approximately $227 million and $195 million, respectively, representing a year-over-year growth rate of 16.4%. For the year ended December 31, 2020, IMC reported net income of $1.1 million, an increase of $18.0 million over the net losses of $16.9 million reported for the year ended December 31, 2019. IMC reported Adjusted Earnings Before Taxes, Interest, Depreciation and Amortization (“Adjusted EBITDA”) of approximately $18.1 million and $6.3 million for years ended December 31, 2020 and 2019, respectively, representing a year-over-year earnings growth rate of 187%. IMC believes that it has significant growth opportunities, with about 78% of its current aggregate center capacity utilized and a substantial opportunity to increase the number of centers it operates in new and existing markets.
Patients and Line of Business Overview
IMC Patients
As discussed above, IMC partners with Medicare Advantage, Medicaid, Commercial insurance plans. Currently, IMC does not accept Medicare FFS patients. IMC’s breakdown of membership is below:
Patient Count as of	Dec-18	Dec-19	Dec-20
Medicare	10,900	10,300	10,200
Medicaid	15,300	11,500	20,700
Commercial	7,000	5,000	14,800
Total Count	33,200	26,800	45,700
Because IMC accepts multiple insurance types, it uses a Medicare-Equivalent Member (“MCREM”) value in reviewing key factors of its performance. To determine the Medicare-Equivalent, IMC calculates the amount of support typically received one Medicare patient as equivalent to the level of support received by three Medicaid or Commercial patients. This is due to Medicare patients on average having significantly higher levels of chronic and acute conditions that need higher levels of care. Due to this dynamic, a 3:1 ratio is applied when normalizing membership statistics year over year. IMC’s breakdown of membership using MCREM is below:
MCREM Count as of	Dec-18	Dec-19	Dec-20
Medicare	10,900	10,300	10,200
Medicaid	5,100	3,800	6,900
Commercial	2,300	1,700	4,900
Total MCREM	18,300	15,800	22,000
Medicare Advantage Patients
As of December 31, 2020, IMC had approximately 10,200 Medicare Advantage patients of which 95% were in value-based, or risk-based, agreements. This means IMC has been selected as the patient’s primary care provider and are financially responsible for all of their medical costs, including but not limited to emergency room and hospital visits, post-acute care admissions, prescription drugs, specialist physician spend (e.g., orthopedics) and primary care spend. For these patients IMC attributed an agreed percentage of the premium the MA plan receives from CMS (typically a substantial majority of such premium given the risk assumed by IMC). IMC’s value proposition to these patients and their MA plan is to improve these patients’ health and reduce these patients’ healthcare costs by providing a more comprehensive patient experience via the IMC system, whereby IMC has invested more heavily in primary care to avoid more expensive downstream costs, such as hospital admissions. Because IMC is at-risk for the entirety of a patient’s medical expense, investing more heavily in preventative primary care makes economic sense given the relative costs to acute, episodic hospital-based care. IMC is not delegated for claims payments and therefore does not receive the agreed percentage of premiums from the MA plan nor does it pay claims. A reconciliation is performed periodically and if premiums exceed costs, IMC receives payment from the MA plan. If costs exceed premiums, IMC is responsible to reimburse the MA plan.
Because plan premiums are enhanced when a contracted plan achieves high quality scores (STARS program), it is important for IMC to deliver high quality of care to its members. Through its data analytics and outreach programs, IMC has achieved the highest quality rating possible, 5 STARS, for each of the last two years.
Medicare provides an annual enrollment period during the fall of each year to allow patients to select an MA program or traditional Medicare, with only limited ability for patients to make that selection during other periods of the year. Once patients have selected MA, they can change the selection of their primary care provider at any time. Accordingly, while the annual enrollment period is important to us, IMC is able to attract new patients at any time during the year from the existing pool of MA patients and IMC must work to retain its patients throughout the year.
Medicaid Patients
As of December 31, 2020, IMC had approximately 20,700 Medicaid patients of which approximately 97% were in value-based contracts. Using the MCREM, the level of support required to manage these Medicaid patients equates to that of approximately 6,900 Medicare patients. In Florida, most Medicaid recipients are enrolled in the Statewide Medicaid Managed Care program. The program has three parts of which IMC only accepts one: Managed Medical Assistance (“MMA”). This program provides covered medical services like doctors visits, hospital care, prescription drugs, mental health care, and transportation to these recipients. Most recipients on Medicaid will receive their care from a plan that covers MMA services. IMC contracts with a majority of the plans that cover MMA services in Florida.
Similar to the risk it takes with Medicare, IMC is attributed an agreed percentage of the premium the Medicaid plan receives from Florida’s Agency for Health Care Administration (“AHCA”) (typically a substantial majority of such premium given the risk assumed by IMC). Its value proposition to these patients and their Medicaid plan is to improve these patients’ health and reduce these patients’ healthcare costs by providing a more comprehensive patient experience via the IMC system, whereby it invests more heavily in primary care to avoid more expensive downstream costs, such as hospital admissions. Because IMC is at-risk for the entirety of a patient’s medical expense, investing more heavily in preventative primary care makes economic sense given the relative costs to acute, episodic hospital-based care. IMC is not delegated for claims payments and therefore does not receive the agreed percentage of premiums from the Medicaid plan nor does it pay claims. A reconciliation is performed periodically and if premiums exceed costs, IMC receives payment from the Medicaid plan. If costs exceed premiums, it is responsible to reimburse the Medicaid plan.
AHCA provides an annual enrollment period during the fall of each year to allow patients to select a Medicaid plan with only limited ability for patients to make that selection during other periods of the year. Although every enrolling Medicaid patient has the option to select a health plan, most patients do not and are auto assigned to the plans using ACHA’s methodology. Once patients are assigned to a Medicaid plan, they can change the selection of their primary care provider at any time. In the enrollment process, most Medicaid patients do not select a primary care provider either and rely on the auto-assignment logic the plan has in place. IMC leverages its ability to manage risk and provide the highest level of quality care to request their providers be in the top tier of the plan’s auto assignment logic. While the annual enrollment period is important, IMC is able to attract new at-risk patients at any time during the year from the existing pool of Medicaid patients and it must work to retain its patients throughout the year.
Commercial Patients
As of December 31, 2020, IMC managed approximately 14,800 Commercial patients of which 45% were under a value-based arrangement that provided upside only financial incentives for quality and utilization performance. Using the MCREM, the level of support required to manage these Commercial patients equates to that of approximately 4,900 Medicare patients. IMC considers the following insurance policies under the Commercial insurance segment: patients covered by the Affordable Care Act Exchange (“ACA”), Florida Healthy Kids and other individual or group insurance coverage. The ACA patients represent 97% of this segment.
For the patients that are under upside only arrangements, IMC is initially compensated a contractually agreed upon flat capitation per patient per month (“PPPM”) rate for primary care services and care coordination. Like the risk it takes on Medicare, a reconciliation is performed periodically and if premiums exceed costs, IMC receives a percentage of the savings from the Commercial plan. However, if costs exceed premiums, IMC is not responsible to reimburse the Commercial plan. Because the risk is limited to savings generated by better utilization of medical services, IMC does not recognize these premiums as “at-risk” premiums, nor does IMC recognize the medical expenses. Instead, IMC records the capitation amount and any upside as incentive revenue. IMC also accrues any quality bonuses as incentive revenue as well.
IMC counts fee-for-service patients as those that have been assigned by a Health Plan to one of its centers. A fee-for-service patient remains active until IMC is informed by the Health Plan the patient is no longer active. IMC cares for a number of Commercial patients (approximately 14% of IMC’s total patients) for whom it is reimbursed on a fee-for-service basis via their health plan in situations where it does not have a capitation relationship with that particular health plan.
IMC fees for-service revenue, received directly from Commercial plans, on a per patient basis is lower than its per patient revenue for at-risk patients basis in part because its fee-for-service revenue covers only the primary care services that it directly provides to the patient, while the risk revenue is intended to compensate it for the services directly performed by it as well as the financial risk that it assumes related to the third-party medical expenses of at-risk patients.
Key Business Metric Definitions
In addition to IMC’s financial information which conforms with accounting principles generally accepted in the United States of America (“GAAP”), IMC reviews a number of operating and financial metrics, including the following key metrics, to evaluate its business, measure its performance, identify trends affecting its business, formulate business plans, and make strategic decisions.
EBITDA and Adjusted EBITDA
IMC defines “EBITDA” as net income or net loss before interest expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for special items such as non-recurring professional fees or duplicative systems costs, as determined by management. Adjusted EBITDA is intended to be used as a supplemental measure of IMC’s performance that is neither required by, nor presented in accordance with, GAAP. IMC believes that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measure with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, IMC may incur future expenses similar to those excluded when calculating these measures. In addition, IMC’s presentations of these measures should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. IMC’s computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate Adjusted EBITDA in the same fashion.
Due to these limitations, Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. IMC compensates for these limitations by relying primarily on its GAAP results and using Adjusted EBITDA on a supplemental basis. Please review the reconciliation of net income (loss) to EBITDA and Adjusted EBITDA below and not rely on any single financial measure to evaluate IMC’s business:

IMC — GAAP to Adjusted EBITDA Reconciliation
Twelve Months Ending (in thousands)	Dec-19	Dec-20	Y/Y Change
Net Income (Loss)	$(16,852)	$1,114	$17,966
Definitional Items
Interest Expense	9,507	9,536	29
Depreciation & Amortization	4,444	4,433	(11)
Other Expenses	32	(14)	(46)
Total Definitional Items	13,983	13,955	(28)
EBITDA	$(2,869)	$15,069	$17,938
Non-Recurring Expenses	$9,224	$3,119	$(6,105)
Discontinued Operations	(20)	(48)	(28)
Total Management Adjustments	$9,204	$3,071	$(6,133)
Adjusted EBITDA	$6,335	$18,140	$11,805
Cost of Care
IMC defines cost of care as external medical services under global capitation contracts. This includes costs such as hospitalizations, elective outpatient services, specialty and pharmacy costs. For hospital costs, IMC reviews Key Performance Indicators (“KPI”) such as hospital admission rates, hospital re-admission rates and emergency department visits. IMC uses industry calculations on a “per thousand” basis to evaluate the efficacy of its care management capabilities. Since IMC is financially liable for these costs, these KPIs are critical to the performance of IMC.
Per-Patient Revenue
IMC defines per-patient revenue as the amount of monthly revenue earned to manage the cost of care for its patients. This includes the percent of premium IMC has negotiated with its payor partners. IMC’s ability to accurately and appropriately document the acuity of a patient has a direct impact on per-patient revenue.
Key Factors Impacting Financial Performance
In the year ended December 31, 2020, IMC derived approximately 95% of its revenue from its at-risk patient base. IMC earns significant margin at both a line of business and company-wide level, with a per-patient margin contribution (defined as revenue under global capitation less external medical services under global capitation divided by applicable membership) of approximately $424 per month for MA patients and $37 per month for Medicaid patients and an 8.0% Adjusted EBITDA margin for the year ended December 31, 2020.
Despite the difference in PPPM economics between the Medicaid and Medicare segments, IMC continues to serve both for the following reasons:
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IMC is focused on providing the best healthcare for, and improving the wellbeing of, all patients;

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it allows IMC to serve the community around its centers holistically, regardless of insurance coverage; and

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a large number of Medicaid and Commercial patients age-in to Medicare monthly, providing a pipeline to grow IMC’s MA base.

IMC educates its patients on the different components of Medicare and how they relate to one another. If patients are interested, IMC typically introduces them to an unaffiliated insurance agent who can help them select the appropriate plan for them based on their individual health needs. If IMC’s Medicaid and Commercial patients enroll in MA, it is better positioned to continue to serve them as at-risk patients as IMC is already familiar with their health conditions and they are familiar with its care model.

IMC’s historical financial performance has been, and IMC expects its future to be, driven by its ability to:
Effectively Manage the Cost of Care for IMC Patients
The capitated nature of IMC’s contracting with payors requires it to prudently manage the medical expense of its patients. IMC’s medical claims expense is its largest expense category, representing 86% of IMC’s total expenses for the year ended December 31, 2020. IMC’s care model focuses on leveraging the primary care setting as a means of avoiding costly downstream healthcare costs, such as acute hospital admissions. It does this by having a very active outreach process to engage members and have them seen routinely by their PCP to allow the PCP and IMC care team to navigate the patient through the health care system and proactively manage their conditions. The results have been impressive, as IMC has been able to drive an approximately 52% reduction in hospital admissions versus the FFS benchmark (IMC hospital admission rates per thousand patients of 178 as of December 31, 2020, compared to the Medicare benchmark of 370). A 70% reduction in emergency department visits (based on IMC’s rate of emergency department “treat and release” claims per thousand patients of 331 as of December 31, 2020, compared to the Medicare benchmark of 1,091). IMC’s patients, however, retain the freedom to seek care at emergency rooms or hospitals; IMC does not restrict their access to care. Therefore, IMC is liable for potentially large medical claims should IMC not effectively manage its patients’ health. IMC utilizes the protection offered through its agreement with payors for its patients, protecting IMC from medical claims per episode in excess of certain levels.
Per-Patient Revenue
IMC’s revenue derived from at-risk patients is a function of the percent of premium it has negotiated with its payor partners as well as its ability to accurately and appropriately document the acuity of a patient. For IMC’s at-risk MA patients, CMS revises the risk adjustment factor in January of each year for each patient based upon health conditions documented in the prior year. IMC experiences some seasonality with respect to its per-patient revenue as it will generally decline over the course of the year, approximate 0.5% per month. This is due to new patients joining IMC with typically less complete or accurate documentation (and therefore lower risk scores) as well as more acute (and therefore greater revenue) patients passing away throughout the year.
For IMC’s at-risk Medicaid patients, ACHA revises the contractual premiums annually. The rates are established based on specific cohorts by age and sex and geographical location. AHCA uses a “zero sum” risk adjustment model that establishes acuity for certain cohorts of patients and quarterly, depending on the scoring of that acuity, may shift premiums from health plans with lower acuity members to health plans with higher acuity members.
Add New Patients in Existing Centers
IMC believes its ability to add new patients is a key indicator of the market’s recognition of the attractiveness of IMC, both to patients and payor partners, and a key growth driver for the business. IMC has been able to demonstrate its ability to grow its patient base increasing it from approximately 18,300 MCREM as of December 31, 2018 to approximately 22,000 MCREM as of December 31, 2020. Further, IMC believes it has a large embedded growth opportunity within its existing center base with room for approximately 6,200 additional MCREM members based within its current footprint. IMC also believes that even after COVID-19 subsides, it will continue to conduct a portion of visits by telehealth based on patient preference and clinical need, which could potentially increase the average capacity of its centers. As IMC adds patients to its existing centers, it expects these patients to contribute significant incremental economics to IMC as it leverages its fixed cost base at each center.
IMC utilizes a proactive strategy to drive growth to its centers. IMC employs a grassroots approach to patient engagement led by its Outreach Team and supplemented by more traditional marketing, digital and social media, as well as telemarketing. IMC leverages its Outreach Team to ensure it is connecting with Medicare-eligible patients across a number of channels to make them aware of their healthcare choices and the services IMC offers. These efforts have historically included hosting events within IMC centers and participating in community events. Each IMC center has an activity room; a space designated and available for its patients’ use whenever the center is open. IMC also utilizes this space to provide fitness and health education classes to its patients and often opens up events to any older adults in the community regardless of their affiliation. At the present time, IMC leverages its activity centers as extra waiting room space as needed which allows easier social distancing for patients or their companions. IMC is continuing to leverage its community-based marketing approach with less focus on in-person interactions and more focus on working with community partners to identify older adults who need IMC’s services. It is IMC’s belief that the enhanced awareness of the importance of managing chronic illnesses as well as patient varied preferences on preferred methods to interact with providers will continue to drive demand for IMC services among older adults. IMC believes the ultimate effect of its marketing efforts leads to increased awareness of IMC and additional patients choosing IMC as their primary care provider, regardless of whether that patient is covered under MA, Medicaid or Commercial insurance. IMC believes that its outreach efforts also help to grow its payor partners’ membership base alongside IMC’s patient base growth and helps educate patients about their choices on Medicare, Medicaid or Commercial, further aligning its model with that of healthcare payers.
IMC’s payor partners will also direct patients to IMC by either assigning patients who have not yet selected a primary care provider to IMC or through insurance agents who inform their clients about IMC, which IMC believes results in patients selecting IMC as their primary care provider when selecting an MA plan. Payors dedicate a large share of their internal efforts to improving quality and reducing medical costs and they have a strong desire to engage with solutions proven to achieve that goal. Due to IMC’s care delivery model’s patient-centric focus, it has been able to consistently help payors manage their costs while raising the quality of their plans, affording them quality bonuses that increase their revenue. IMC believes that it represents an attractive opportunity for payors to improve their overall membership growth in a given market without assuming any financial downside.
CMS allows for MA enrollees to be risk-adjusted in order to compensate the MA plan for the greater medical costs associated with sicker patients, so long as the health plan appropriately and accurately documents the patients’ health conditions. Newer patients have not engaged with the healthcare system, and therefore their health conditions are not documented. Through its care model, IMC organically determines and assesses the health needs of its patients and creates a care plan consistent with those needs. It captures and documents health conditions as a part of this process. IMC believes its model allows it to align its risk adjustment framework as it scales the clinical intensity of the IMC care model based upon the needs of the individual patient — it invests more dollars and resources towards its sicker patients.
Seasonality — Growth and Medical Costs
Due to the large number of dual-eligible patients (meaning eligible for both Medicare and Medicaid) it serves, the annual enrollment period doesn’t materially affect IMC’s growth during the year. IMC typically sees large increases in Affordable Care Act (“ACA”) patients during the first quarter as a result of the Annual Enrollment Period (October to December). However, this is not a large portion of IMC’s business.
Medical costs will vary seasonally depending on a number of factors, but most significantly the weather. Certain illnesses, such as the influenza virus, are far more prevalent during colder months of the year, which will result in an increase in medical expenses during these time periods. IMC therefore expects to experience higher levels of per-patient medical costs in its first and fourth quarters. Medical costs also depend upon the number of business days in a period. Shorter periods will have lesser medical costs due to fewer business days. Business days can also create year-over-year comparability issues if the number of business days in each of the compared years is not the same. IMC would also expect to experience an impact should there be a pandemic such as COVID-19, which may result in increased or decreased total medical costs depending upon the severity of the infection, the duration of the infection and the impact to the supply and availability of healthcare services for patients.
Investments in Growth
IMC expects to continue to focus on long-term growth through investments in its centers, care model, and marketing. In addition, IMC expects its corporate, general and administrative expenses to increase in absolute dollars for the foreseeable future to support its growth and because of additional costs as IMC becomes a public company, including expenses related to compliance with the rules and regulations of the

SEC and the listing standards of NASDAQ, additional corporate and director and officer insurance expenses, greater investor relations expenses and increased legal, audit and consulting fees. While IMC’s net income may decrease in the future because of these activities, IMC plans to balance these investments in future growth with a continued focus on managing its results of operations and investing judiciously. Accordingly, in the short term IMC expects these activities to decrease its net income, but in the longer term it anticipates that these investments will positively impact its business and results of operations.
Contract with Payors
IMC economic model relies on its capitated partnerships with payors which manage and market MA plans across the United States. IMC has established strategic value-based relationships with nine different payors for Medicare Advantage patients, five different payors for Medicaid patients and one payor for ACA patients. IMC has established strategic value-based relationships with nine different payors for Medicare Advantage patients, five different payors for Medicaid patients and one payor for ACA patients. IMC’s three largest payor relationships were Anthem, Centene and Aetna, which generated 29%, 24% and 17% of IMC’s revenue in 2020 and 25%, 9% and 25% of IMC’s revenue in 2019. These existing contracts and relationships with IMC’s partners’ understanding of the value of the IMC model reduces the risk of entering into new markets as IMC typically has payor contracts before entering a new market. Maintaining, supporting, and growing these relationships, particularly as IMC’ enters new geographies, is critical to IMC’s long-term success. IMC’s model is well-aligned with its payor partners — to drive better health outcomes for their patients, enhancing patient satisfaction, while driving incremental patient and revenue growth. This alignment of interests and its highly effective care model helps ensures IMC’s continued success with its payor partners.
Impact of COVID-19
The rapid spread of COVID-19 around the world and throughout the United States has altered the behavior of businesses and people, with significant negative effects on federal, state and local economies, the duration of which is unknown at this time. The virus disproportionately impacts older adults, especially those with chronic illnesses, which describes many of IMC’s patients. To ensure a coordinated response to the pandemic, IMC created a COVID-19 Response Team that is supported by team members from across the organization. To date, IMC has experienced or expects to experience the following impacts on its business model due to COVID-19:
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Care Model. IMC has transitioned much of its care to telehealth services, while increasing patient visit volume and maintaining continuity of care. IMC’s average daily visits decreased approximately 27% in April 2020 compared to the year ended 2019 as local governments discouraged elective procedures for elder patients. However, volumes started to pick back up in July 2020 to 2019 levels due to IMC’s rollout of telemedicine. With the ebbs and flows of COVID and hospitalization rates, IMC’s annualized utilization is in line with historic levels.

IMC’s goal in addressing COVID was threefold:
1.
Keep patients informed

2.
Keep patients safe

3.
Help patients effected by COVID

To achieve these goals, IMC introduced several new programs:
In-home Meal delivery — To address nutritional needs and allow people to shelter in place, IMC leveraged its transportation infrastructure to provide food delivery to its most at-risk patients to address their social determinants of health, making over 350,000 deliveries since its markets were first impacted in March 2020.
Telehealth — IMC launched telehealth to allow patients to access their PCP. At the height of COVID 90% of IMC visits were done via telehealth or a traditional call. During the first half of 2021, IMC expects to continue to complete 35% to 40% of its appointments through this technology.

Companionship program — IMC also launched a companionship program called “TeleAmigos” to help address patient fear and loneliness as many remain isolated throughout the pandemic.
COVID informed care management monitoring — IMC created a care management monitoring and outreach program to care for its patients who had a confirmed or suspected case of COVID-19. This includes monitoring daily feeds from the State of Florida’s Encounter Notification Service (“ENS”), which allows us to know about each admission and discharge to a hospital inpatient or emergency room. All admissions are researched and, if IMC determines it is COVID related, it monitors the case and follow up with post-discharge support.
As IMC’s revenues are not determined or earned based upon the number of times, IMC interacts with its patients, and as it was already incurring the cost associated with the employees responsible for assisting its patients across all of these dimensions, these care model changes have not had a material financial impact on IMC’s revenue or operating costs.
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Other Patient Service Revenue.   Other patient service revenue includes revenue received for care IMC provides and bill on a fee-for-service basis. While IMC centers remained open during the COVID-19 pandemic, IMC restricted in-center visits to those patients with the most urgent needs. These restrictions resulted in IMC performing fewer fee-for-service visits, resulting in lower dollar values of claims. However, while IMC’s fee-for-service patients represented approximately 14% of its patients as of December 31, 2020, fee-for-service revenue represented less than 3% of IMC’s total revenues.

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Growth.   At the end of March 2020, IMC made the decision to suspend community-based outreach events and scale back central marketing efforts due to safety concerns for employees and communities and to comply with local government ordinances. As a result, IMC expects growth to be adversely impacted in 2021 as it does not expect to resume community events until later in 2021. However, IMC has used this pause in traditional marketing efforts to reassess and realign its marketing strategy to focus on other growth channels. For example, IMC is engaging community partners, such as senior living facilities and faith-based organizations, through an account management model to gain referrals of older adults who could benefit from IMC services and care model. IMC has also increased its presence and activity on social media outlets popular with seniors

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Medical Claims Expense.   Although IMC’s patient demographic has been and continues to be disproportionately impacted by the effects of COVID-19, as of December 2020, IMC’s annualized external medical services under global capitation appear to be in line with previous periods. However, hospital admissions and emergency room (“ER”) visits for IMC’s patients due to COVID-19 were 122 and 86, respectively, in 2020. This represents 8.0% and 2.8% of IMC’s total hospital admissions and ER visits, respectively. The average expense of a COVID-19 hospital admission was approximately $22,000 compared to a regular hospital admission expense of approximately $18,000. The average expense of a COVID-19 ER visit was approximately $500 compared to approximately $550 for a regular ER visit. Based on this data, IMC’s current estimate of the incremental COVID effect on the income statement for 2020 was an increase in expense of approximately $2.7 million. However, this expense was offset by lower utilization in elective procedures and lower non-COVID 19 utilization.

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Risk-adjustment.   Medicare pays capitation using a “risk adjustment model,” which compensates providers based on the health status (acuity) of each individual patient. Payors with higher acuity patients receive more, and those with lower acuity patients receive less. Medicare requires that a patient’s health issues be documented annually regardless of the permanence of the underlying causes. Historically, this documentation was required to be completed during an in-person visit with a patient. As part of the CARES Act, Medicare is allowing documentation for conditions identified during video visits with patients.

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Cost of Care, Excluding Depreciation and Amortization (Medical Supplies).   During 2020, IMC has had to acquire significantly greater quantities of medical supplies at significantly higher prices to ensure the safety of its employees and patients. IMC’s medical supply cost was up 26% during the 2020 compared to 2019, from $0.4 million to $0.5 million. While the price of these items may remain higher than historical levels for the foreseeable future, IMC does not expect these incremental costs to be material to its overall operating results.

Components of Results of Operations
Revenue
Revenues under global capitation.   Global capitation is a fixed amount of money per patient per month paid in advance for the delivery of health care services, whereby IMC is generally liable for medical costs in excess of the fixed payment and are able to retain any surplus created if medical costs are less than the fixed payment. A portion of its capitated revenues are typically prepaid monthly to IMC based on the number of patients selecting IMC as their primary care provider. IMC’s capitated rates are determined as a percent of the premium the plan receives from CMS or AHCA for IMC’s at-risk members.
For MA, those premiums are determined via a competitive bidding process with CMS and are based upon the cost of care in a local market and the average utilization of services by the patients enrolled. Medicare pays capitation using a “risk adjustment model,” which compensates providers based on the health status (acuity) of each individual patient. Payors with higher acuity patients receive more, and those with lower acuity patients receive less. Under the risk adjustment model, capitation is paid on an interim basis based on enrollee data submitted for the preceding year and is adjusted in subsequent periods after the final data is compiled. As premiums are adjusted via this risk adjustment model, IMC’s capitation payments will change in unison with how its payor partners’ premiums change with CMS. Risk adjustment in future periods (e.g., fiscal 2021) may be impacted by COVID-19 and its inability to accurately document the health needs of IMC’s patients in a compliant manner, which may have an adverse impact on its revenue.
For Medicaid, premiums are determined by Florida’s AHCA and based rates are adjusted annually using historical utilization data projected forward by a third-party actuarial firm. The rates are established based on specific cohorts by age and sex and geographical location. AHCA uses a “zero sum” risk adjustment model that establishes acuity for certain cohorts of patients and quarterly, depending on the scoring of that acuity, may shift premiums from health plans with lower acuity members to health plans with higher acuity members.
Revenues under global capitation and external medical services under global capitation are consolidated to determine profitability for IMC’s at-risk arrangements.
See “— Critical Accounting Policies — Capitated Revenue” for more information.
Other Managed Care Revenue.   Other managed care revenue includes professional capitation payments. These revenues are a fixed amount of money per patient per month paid in advance for the delivery of primary care services only, whereby IMC is not liable for medical costs in excess of the fixed payment. Capitated revenues are typically prepaid monthly to IMC based on the number of patients selecting IMC as their primary care provider. IMC’s capitated rates are fixed, contractual rates. Incentive payments for Healthcare Effectiveness Data and Information Set (“HEDIS”) and any services paid on a fee for service basis by a health plan is also included in other managed care revenue.
Other Revenue.   Other revenue is mostly comprised of cash copayment collections. Certain services under some insurance coverage requires patients to pay a copayment.
Operating Expenses
External Medical Services under Global Capitation.   External medical services under global capitation includes all services at-risk patients utilize. This includes claims paid by the health plan and estimates for unpaid claims. The estimated reserve for incurred but not paid claims is included in accounts receivable (Capitation Receivable on IMC’s balance sheet) as IMC does not pay medical claims. Actual claims expense will differ from the estimated liability due to factors in estimated and actual patient utilization of health care services, the amount of charges, and other factors. IMC typically reconciles its medical claims expense with its payor partners on a monthly basis and adjust its estimate of incurred but not paid claims if necessary. To the extent IMC revises its estimates of incurred but not paid claims for prior periods up or down, there would be a correspondingly favorable or unfavorable effect on its current period results that may or may not reflect changes in long term trends in its performance. IMC expects its medical claims expenses to increase in both absolute dollar terms as well as on a PPPM basis given the healthcare spending trends within the Medicare population and the increasing disease burden of patients as they age.

Other Medical Costs.   Other medical costs includes the costs of additional medical services IMC provides to patients that are not paid by the plan. These services include patient transportation, medical supplies, auto insurance and other specialty costs, like dental or vision. In some instances, IMC has negotiated better rates than the health plans.
Direct Medical Salaries, Wages and Benefits.   Direct medical salaries, wages and benefits include medical doctors, nurse practitioners, physician assistants, registered nurses, scribes, medical assistants, and phlebotomists. IMC also includes patient support employees such as center administrators, receptionist, activity coordinators, access representatives and patient engagement representatives. As IMC opens new centers, it expects these costs to increase in absolute dollars.
Salaries, Wages and Benefits   Salaries, wages and benefits include employee-related expenses, including salaries and related costs and stock-based compensation for IMC’s executive, technology infrastructure, operations, clinical and quality support, finance, legal, human resources, and development departments. IMC expects these costs to increase in absolute dollars over time as it continues to grow patient panels.
General and Administrative Expenses.   General and administrative expenses include all corporate technology, sales and marketing expenses, third party professional services and occupancy costs. IMC expects these expenses to increase over time following the closing of this offering due to the additional legal, accounting, insurance, investor relations and other costs that IMC will incur as a public company, as well as other costs associated with continuing to grow its business. IMC also expects its general and administrative expenses to increase in absolute dollars in the foreseeable future. However, IMC anticipates general and administrative expenses to decrease as a percentage of revenue over the long term, although they may fluctuate as a percentage of revenue from period to period due to the timing and amount of these expenses.
Depreciation and Amortization.   Depreciation and amortization expenses are primarily attributable to IMC’s capital investment and consist of fixed asset depreciation, amortization of intangibles considered to have definite lives, and amortization of capitalized internal-use software costs.
Other Income (Expense)
Interest Expense.   Interest expense consists primarily of interest payments on IMC’s outstanding borrowings under IMC’s note payable. See “— Liquidity and Capital Resources — Note Payable.”
Results of Operations
The following information sets forth results from IMC’s condensed consolidated statements of operations for the periods indicated:
Year Ended December 31, 2020 compared to Year Ended December 31, 2019
Revenue under global capitation.   Revenue under global capitation was $216.0 million for the year ended December 31, 2020, an increase of $31.7 million, or 17.2%, compared to $184.3 million for the year ended December 31, 2019.
Global capitation revenue for MA patients was $150.8 million and $149.7 million for the years ended December 31, 2020 and 2019, respectively; an increase of $1.1 million, or 0.7%. The increase is attributable to a 2.6% increase in rate, while volume decreased 1.9%. Global capitated revenue for Medicaid patients was $65.2 million and $34.6 million for the years ended December 31, 2020 and 2019, respectively; an increase of $30.6 million or 88.4%. The increase in Medicaid revenue was driven by an 80.6% increase in volume and a 4.2% increase in rate.
Other Managed Care Revenue.   Other managed care revenue was $10.9 million for the year ended December 31, 2020, an increase of $1.1 million, or 11.2%, compared to $9.8 million for the year ended December 31, 2019. The increase was primarily driven by increased volume of ACA and Medicaid patients and improved HEDIS scores resulting in additional bonus payments.
Other Revenue.   Other revenue was $0.2 million and $0.9 million for the years ended December 31, 2020 and 2019, respectively; a decrease of $0.7 million or 77.8%. The decrease is primarily driven by the discontinuation of dispensary operations.

Operating Expenses
	Year Ended December 31,
	2020	2019	$ change	% change
	(in millions)
Operating expenses:
External medical services under global capitation	$158.1	$135.5	$22.6	16.7%
Other medical expenses	7.1	8.4	(1.3)	-15.5%
Direct medical salaries, wages & benefits	21.1	23.2	(2.1)	-9.1%
Salaries, wages & benefits	14.0	12.9	1.1	8.5%
General & administrative	12.8	18.0	(5.2)	-28.9%
Depreciation & Amortization	4.4	4.4	—	0.0%
Total operating expenses	$217.5	$202.4	$15.1	7.5%
External medical services under global capitation.   External medical services under global capitation was $158.1 million for the year ended December 31, 2020, an increase of $22.6 million, or 16.7%, compared to $135.5 million for the year ended December 31, 2019.
Global medical claims expense for MA patients was $100.6 million and $105.3 million for the years ended December 31, 2020 and 2019, respectively. This is a decrease of $4.7 million or 4.5%. The favorability is attributable to a 1.9% decrease in volume and 2.7% improvement in rate. Global medical claims expense for Medicaid patients was $57.5 million and $30.3 million for the years ended December 31, 2020 and 2019, respectively. This is an increase of $27.2 million or 89.8%. The increase in Medicaid medical expense was driven by an 80.6% increase in volume, while rate declined by 5.1%.
Other medical expense.   Other medical expense was $7.1 million for the year ended December 31, 2020, a decrease of $1.3 million, or 15.5%, compared to $8.4 million for the year ended December 31, 2019. Half of this decrease was primarily driven by the discontinuation of dispensary operations. The other half is attributable to improved contractual rates and lower utilization due to COVID constraints.
Direct medical salaries, wages and benefits.   Direct medical salaries, wages and benefits was $21.1 million for the year ended December 31, 2020, a decrease of $2.1 million, or 9.1%, compared to $23.2 million for the year ended December 31, 2019. The improvement was a result of centralizing certain functions that were historically kept in the centers. This centralization allows IMC to leverage its scale and improve operating results.
Salaries, wages and benefits.   Salaries, wages and benefits expense was $14.0 million for the year ended December 31, 2020, an increase of $1.1 million, or 8.5%, compared to $12.9 million for the year ended December 31, 2019. The increase was a result of centralizing certain function that were historically kept in the centers. Due to the improved performance, bonus expenses have increased over $1.1 million over 2019.
General and administrative.   General and administrative expense was $12.7million for the year ended December 31, 2020, a decrease of $5.3 million, or 29.4%, compared to $18.0 million for the year ended December 31, 2019. Most of the improvement was related to lower legal expenses in 2020. Rent expense improved due to relocation of corporate offices.
Depreciation and Amortization.   Depreciation and amortization expense was $4.4 million for both years ended December 31, 2020, and 2019, respectively.
Other Income (Expense)
Interest Expense.   Interest expense was $9.5 million for both years ended December 31, 2020, and 2019.

Year Ended December 31, 2019 compared to Year Ended December 31, 2018
Revenue under global capitation.    Revenue under global capitation was $184.3 million for the year ended December 31, 2019, a decrease of $5.7 million, or 3.0%, compared to $190.0 million for the year ended December 31, 2018.
Global capitation revenue for IMC’s MA patients was $149.7 million and $139.7 million for the years ended December 31, 2019 and 2018, respectively; an increase of $10.0 million, or 7.2%. The increase is attributable to an 8.2% increase in rate, while volume decreased 1.0%. Global capitated revenue for Medicaid patients was $34.7 million and $50.0 million for the years ended December 31, 2019 and 2018, respectively; a decrease of $15.3 million or 30.7%. The decrease in Medicaid revenue was driven by a 21.1% decrease in volume, and rate decrease of 12.1%. IMC had global capitation revenue under a management services only (“MSO”) arrangement of $0.3M in 2018. The MSO was discontinued during 2018.
Other Managed Care Revenue.   Other managed care revenue was $9.8 million for the year ended December 31, 2019, an increase of $0.4 million, or 3.5%, compared to $9.4 million for the year ended December 31, 2018. The increase was primarily driven by improved HEDIS scores resulting in additional bonus payments.
Other Revenue.   Other revenue was $0.9 million and $1.4 million for the years ended December 31, 2019 and 2018, respectively; a decrease of $0.5 million or 34.2%. The decrease is primarily driven by the discontinuation of dispensary operations.
Operating Expenses
	Year Ended December 31,
	2019	2018	$ change	% change
	in millions
Operating expenses:
External medical services under global capitation	$135.5	$146.4	$(10.9)	-7.4%
Other medical expenses	8.4	7.8	0.6	7.7%
Direct medical salaries, wages & benefits	23.2	22.1	1.1	5.0%
Salaries, wages & benefits	12.9	14.8	(1.9)	-12.8%
General & administrative	18.0	15.8	2.2	13.9%
Amortization of intangibles	1.6	1.6	—	0.0%
Depreciation and amortization	2.8	2.1	0.7	33.3%
Impairment of goodwill and intangible assets	—	65.6	(65.6)	-100.0%
Total operating expenses	$202.4	$276.2	$(73.8)	-26.7%
External medical services under global capitation.   External medical services under global capitation was $135.5 million for the year ended December 31, 2019, a decrease of $10.9 million, or 7.4%, compared to $146.4 million for the year ended December 31, 2018.
Global medical claims expense for MA patients was $105.3 million and $101.9 million for the years ended December 31, 2019 and 2018, respectively, an increase of $3.4 million, or 3.3%. The increase in cost is attributable to a 4.4% increase in rate and 1% decrease in volume. Global medical claims expense for Medicaid patients was $30.3 million and $44.6 million for the years ended December 31, 2019 and 2018, respectively, a decrease of $14.4 million or 32.2%. The decrease in Medicaid medical expense was driven by a 21.1% decrease in volume and rate improvement of 11.1%.
Other medical expense.   Other medical expense was $8.4 million for the year ended December 31, 2019, an increase of $0.6 million, or 7.7%, compared to $7.8 million for the year ended December 31, 2018. The increase is attributed to enhanced services offered to patients in the clinic of $0.9 million and monthly software costs related to newly implemented software of $0.5 million, offset by the discontinuation of dispensary operations.

Direct medical salaries, wages and benefits.   Direct medical salaries, wages and benefits was $23.2 million for the year ended December 31, 2019, an increase of $1.1 million, or 5.0%, compared to $22.1 million for the year ended December 31, 2018. The increase in cost was a result of IMC’s acquisition of Sunset Cardiology.
Salaries, wages and benefits.   Salaries, wages and benefits expense was $12.9 million for the year ended December 31, 2019, a decrease of $1.9 million, or 12.8%, compared to $14.8 million for the year ended December 31, 2018. The improvement in costs was a result of synergies in back-office workflows, discontinuation of dispensary operations and restructuring sales department.
General and administrative.   General and administrative expense was $18.0 million for the year ended December 31, 2019, an increase of $2.2 million, or 13.9%, compared to $15.8 million for the year ended December 31, 2018. The increase in costs was primarily related to increased legal fees of $3.1 million.
Amortization of intangibles.   Amortization of intangibles was $1.6 million for each of the years ended December 31, 2019 and 2018.
Depreciation and Amortization.   Depreciation and amortization expense was $2.8 million for the year ended December 31, 2019, an increase of $0.7 million, or 33.3%, compared to $2.1 million for the year ended December 31, 2018. The increase is primarily related to integrating new EMR software into IMC’s operations in 2019.
Impairment of goodwill and intangible assets.   There was no impairment recorded for the year ended December 31, 2019. An impairment charge of $65.6 million was recorded for the year ended December 31, 2018. The impairment charge resulted from the estimated fair value of IMC’s reporting unit being below its carrying value.
Other Income (Expense)
Interest Expense.   Interest expense was $9.5 million for the year ended December 31, 2019, an increase of $0.1 million compared to $9.4 million for the year ended December 31, 2018. The increase was primarily due to increases in the balance outstanding under the Long-Term Debt agreement including paid-in-kind interest.
Liquidity and Capital Resources
General
To date, IMC has financed its operations principally through capital contributions from its members. As of December 31, 2020, IMC had cash and cash equivalents of approximately $15.8 million. IMC’s cash and cash equivalents primarily consist of demand deposits maintained in IMC’s bank accounts and cash on hand. IMC incurred operating losses in 2019 and 2018 as the IMC operating platform was built. During 2020, IMC has met its liquidity needs through normal business operations.
Off-Balance Sheet Arrangements
IMC did not have any off-balance sheet arrangements as of December 31, 2020, 2019, or 2018.
JOBS Act
IMC qualifies as an “emerging growth company” pursuant to the provisions of the JOBS Act. For as long as it is an “emerging growth company,” IMC may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, exemptions from the requirements of holding advisory “say-on-pay” votes on executive compensation and shareholder advisory votes on golden parachute compensation.
In addition, under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. IMC intends to take advantage of the longer phase-in periods for the adoption of new or revised financial accounting standards under the JOBS Act until it is no longer an emerging growth company. IMC’s election to use the longer phase-in periods permitted under the JOBS Act may make it difficult to compare its financial statements to those of non-emerging growth companies and other emerging growth companies that have opted out of the longer phase-in periods permitted under the JOBS Act and who will comply with new or revised financial accounting standards. If IMC were to subsequently elect instead to comply with public company effective dates, such election would be irrevocable pursuant to the JOBS Act.
Critical Accounting Policies
The discussion and analysis of its financial condition and results of operations are based upon IMC’s condensed consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and judgments that affect the reported amounts of assets and liabilities, revenue and expenses and related disclosures of contingent assets and liabilities at the date of IMC’s financial statements. Actual results may differ from these estimates under different assumptions or conditions, impacting IMC’s reported results of operations and financial condition.
IMC’s condensed consolidated financial statements include the accounts of IMC and subsidiaries.
All intercompany balances and transactions are eliminated in consolidation.
Certain accounting policies involve significant judgments and assumptions by management, which have a material impact on the carrying value of assets and liabilities and the recognition of income and expenses. Management considers these accounting policies to be critical accounting policies. The estimates and assumptions used by management are based on historical experience and other factors, which are believed to be reasonable under the circumstances. The significant accounting policies which IMC believes are the most critical to aid in fully understanding and evaluating IMC’s reported financial results are described below. Refer to Note 2 “Summary of Significant Accounting Policies” to IMC’s consolidated financial statements included elsewhere in this prospectus for more detailed information regarding IMC’s critical accounting policies.
Revenue under Global Capitation
IMC provides coordination and facilitation of medical services; transaction processing; customer, consumer and care professional services; and access to contracted networks of physicians, hospitals and other health care professionals under global capitated risk-based arrangements and managed services only contracts. Revenues derived from global capitated risk-based arrangements in which the premium is typically at a fixed rate per individual service for a one-year period, and where IMC assumes the economic risk of funding its customers’ health care and related administrative costs and managed services only contracts are presented as revenue under global capitation in the accompanying consolidated statements of operations.
The Centers for Medicare and Medicaid Services (“CMS”) uses a risk adjustment model for its Medicare Advantage enrollees that apportions premiums paid to all health plans according to health severity and certain demographic factors. The CMS risk adjustment model pays more for members whose medical history indicates they have certain medical conditions. Under this risk adjustment methodology, CMS calculates the risk adjustment premium payment using diagnosis data from hospital inpatient, hospital outpatient and physician treatment settings. IMC and health care providers collect, capture and submit the necessary and available diagnosis data to the Plans with which IMC contracts. Plans must submit applicable data to CMS within prescribed deadlines. IMC’s risk-based Medicare contracts contain retrospective adjustment provisions that adjust IMC’s revenue under global capitation for applicable percentages of the risk adjustment amounts. Such amounts are recorded as revenue when the data to reasonably estimate them have been obtained by IMC. Risk adjustment data is subject to regulatory audits via the Plans.
Payments under both IMC’s global risk contracts (for both Medicare Advantage and Medicaid) are subject to revision based upon premium adjustments, historical patient enrollment data and final settlements. Such revision and final payments are settled over a period ranging from 18 to 24 months after the contractual period. IMC adjusts its revenue for retroactive enrollee additions, terminations and other changes when identified. As such, the retroactive adjustments and final payments discussed are a form of variable consideration estimated at contract inception and updated throughout the measurement period, to the extent that risk of reversal does not exist and the consideration is not constrained.
For the years ended December 31, 2020, 2019 and 2018, IMC included Medicare risk adjustments of $1.9 million, $2.9 million and $3.3 million, respectively, as a result of expected acuity-related adjustments to be received in subsequent periods.
Stop loss premium expense was $10.3 million, $5.0 million and $10.0 million for the years ended December 31, 2020, 2019 and 2018, respectively. Reinsurance recoveries were $11.2 million, $11.7 million and $12.8 million for the years ended December 31, 2020, 2019 and 2018, respectively.
External Medical Services under Global Capitation
For patients enrolled under risk-based managed care contracts, the cost of specialty services is paid on either a fee-for-service, per diem or capitation basis. Expenses for external medical services are recognized in the period in which enrollees of the health plans receive services and includes the actual claims paid and estimates of medical claims payable. Medical services payable are included within capitation receivables and amounts due health plans on the condensed consolidated balance sheet, as the payables and receivables are settled net pursuant to contractual terms, and represents the liability for medical services reported but not paid and medical services incurred but not reported, collectively, incurred but not paid (“IBNP”). IMC estimates the liability for IBNP medical services based upon historical data including the period between the date services are rendered and the date claims are received and paid, contract provisions and other relevant factors. The estimate for IBNP medical services is made and adjusted in future periods as required. IMC applies its estimates of medical services payable first against the respective surplus amounts retained by the respective health plans and, if medical services expense exceeds surplus amounts, the liability is recorded in amounts due health plans in the accompanying consolidated balance sheets. Estimates of medical services payable are necessarily based on estimates and, while management believes that IMC’s reserves of medical services payable are adequate, the ultimate liability may differ from the amounts estimated, and those differences may be material.
When it is probable that expected future health care costs and maintenance costs under a contract or group of existing contracts will exceed anticipated capitated revenue on those contracts, IMC recognizes losses on its prepaid health care services with the Plans.
Goodwill and Other Intangible Assets
IMC records acquired assets and assumed liabilities at their respective fair values under the acquisition method of accounting. Goodwill represents the excess of the purchase price over the fair value of net assets acquired. Intangible assets with finite lives, principally trade names, are recognized apart from goodwill at the time of acquisition based on the contractual-legal and separability criteria established in the accounting guidance.
IMC tests goodwill for impairment annually or more frequently if triggering events occur or other impairment indicators arise which might impair recoverability. These events or circumstances would include a significant change in the business climate, legal factors, operating performance indicators, competition, sale, disposition of a significant portion of the business or other factors.
ASC 350, Intangibles — Goodwill and Other (“ASC 350”) allows entities to first use a qualitative approach to test goodwill for impairment. ASC 350 permits an entity to first perform a qualitative assessment to determine whether it is more likely than not (a likelihood of greater than 50%) that the fair value of a reporting unit is less than its carrying value.
In testing for goodwill impairment, IMC first assesses qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, IMC determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then additional impairment testing is not required. However, if IMC concludes otherwise, it performs the first of a two-step impairment test. Based on its assessment of qualitative factors on December 31, 2020, IMC concluded it was more likely than not that IMC’s recorded goodwill balance of $85.5 million was not impaired and did not perform the quantitative test. No goodwill impairment was recorded during the years ended December 31, 2020 and 2019. See “Note 3 — Goodwill and Intangible Assets, Net” to IMC’s consolidated financial statements included elsewhere in this proxy statement.
During 2018, IMC determined an impairment triggering event occurred as a result of continued net losses and negative cash flows from operations. At the time of purchase, the acquisition provided revenue from both Medicare Advantage and Medicaid members. Due primarily to external factors, the membership and profitability from the Medicaid segment decreased materially over the course of 2017 and 2018. This decline created a strain on cash flows. IMC performed an impairment test of goodwill, noting that the fair value of the entity, which was determined using a combination of valuation methods that included market and income approaches, was less than the carrying value. As a result, IMC recorded a goodwill impairment charge of approximately $65,423,000 during the year ended December 31, 2018.
Intangible assets, net, consist of trademarks. Intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives. Intangible assets with finite lives are amortized over periods of fifteen years.
Long-lived assets, such as equipment, improvements, and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the use and eventual disposition of the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value.
Recent Accounting Pronouncements
See Note 2 to IMC’s consolidated financial statements “Summary of Significant Accounting Policies — Recent Accounting Pronouncements” included elsewhere in this proxy statement for more information.
Quantitative and Qualitative Disclosures About Market Risk
Market risk represents the risk of loss that may impact IMC’s financial position due to adverse changes in financial market prices and rates. IMC’s market risk exposure is primarily a result of exposure due to potential changes in inflation or interest rates. IMC does not hold financial instruments for trading purposes.
Interest Rate Risk
IMC’s primary market risk exposure is changing prime rate-based interest rates. Interest rate risk is highly sensitive due to many factors, including U.S. monetary and tax policies, U.S. and international economic factors and other factors beyond its control. IMC’s Term Note bears interest at a floating rate equal to the 3-month LIBOR plus 7.5% through the interest period ended December 31, 2020 and the 3-month LIBOR plus 8.25% for the interest period ended March 31, 2021. As of December 31, 2020, IMC had total outstanding debt of $77.2 million in principal and paid-in-kind interest under the Term Note and other Long-Term Debt. Based on the amount outstanding, a 100-basis point increase or decrease in market interest rates over a twelve-month period would result in a change to interest expense of approximately $0.8 million.
Inflation Risk
Based on its analysis of the periods presented, IMC believes that inflation has not had a material effect on its operating results. There can be no assurance that future inflation will not have an adverse impact on IMC’s operating results and financial condition.

MANAGEMENT OF THE COMPANY FOLLOWING THE BUSINESS COMBINATION
Unless the context otherwise requires, references in this section “Management of the Combined Company Following the Business Combination” to “we”, “us” and “our” generally refer to CareMax and IMC in the present tense or the combined company from and after the Business Combination.
Following the Closing, the CareMax and IMC management teams will operate the combined company. The officers are expected to consist of Carlos A. de Solo, Chief Executive Officer, William C. Lamoreaux, Executive Vice President, Kevin Wirges, Chief Financial Officer and Alberto de Solo, Chief Operating Officer. In addition, following the Business Combination, Richard Barasch will serve as Chairman of the combined company’s board of directors (“New Board”).
The New Board following the Closing is expected to be comprised of the following six directors: Richard Barasch, Carlos A. de Solo, Hon. David J. Shulkin, M.D., Randy Simpson, Dr. Jennifer Carter and Jose R. Rodriguez.
Each director will hold office until his or her term expires at the next annual meeting of stockholders for such director’s class or until his or her death, resignation, removal or the earlier termination of his or her term of office.
The following persons with ages as of May 14, 2021 are anticipated to be the executive officers and directors of the combined company following the Closing:
Name	Age	Position(s)
Richard Barasch	67	Executive Chairman, Class III Director
Carlos A. de Solo	42	Class III Director; Chief Executive Officer
Hon. Dr. David J. Shulkin	61	Class II Director
Randy Simpson	52	Class I Director
Dr. Jennifer Carter	57	Class I Director
Jose R. Rodriguez	62	Class II Director
William C. Lamoreaux	58	Executive Vice President
Kevin Wirges	41	Chief Financial Officer
Alberto de Solo	43	Chief Operating Officer
Directors and Officers
The following is a brief biography of each of our directors and executive officers.
Richard Barasch, has served as DFHT’s Chairman since May 2020 and served as the Chairman and Chief Executive Officer of DFB Healthcare Acquisitions Corp. (“DFB”) from its formation until the closing of its initial business combination with AdaptHealth Corp., which Mr. Barasch currently serves as Chairman. In addition, Mr. Barasch is Executive Chairman of DFP Healthcare Acquisitions Corp. (“DFP”). Mr. Barasch was Chief Executive Officer of Universal American Corp., a publicly-traded health insurance and services company focused on the senior market and government programs, from 1995 until Universal American’s acquisition by WellCare Health Plans in May 2017. Mr. Barasch has developed an extensive network of contacts throughout the healthcare industry and speaks regularly at industry conferences as a healthcare services expert. He is currently founding partner of RAB Ventures, formed to invest in growth healthcare companies, Chairman of HouseWorks LLC and Co-Chairman of ELMC Risk Management Inc. He is on the Board of Advisors of the Health Policy and Management program at the Columbia University Mailman School of Public Health, where he is also an Assistant Adjunct Professor, and the Brown School of Public Health. He also serves on the Board of Trustees of the Maimonides Medical Center in Brooklyn, New York. Mr. Barasch graduated from Swarthmore College and Columbia University Law School. Mr. Barasch was selected to serve on the board of directors due to his significant experience managing and investing in healthcare companies.
Carlos A. de Solo, Director; Chief Executive Officer. Carlos A. de Solo is a co-founder and the President and Chief Executive Officer of CareMax and has served in those capacities since May 2011. Mr.

de Solo has more than 10 years of experience in the healthcare industry. Prior to co-founding CareMax, Mr. de Solo served as Chief Operating Officer and partner of Solera Health Systems, LLC a startup managed healthcare company. Mr. de Solo serves as a board member of the Coral Gables Hospital. Mr. de Solo received a B.B.A. in Accounting and Finance from Florida International University.
Hon. David J. Shulkin, M.D., Director. Hon. David J. Shulkin, M.D. has served as an independent director of DFHT since July 2020. Dr. Shulkin served as the ninth United States Secretary of Veterans Affairs from February 2017 to April 2018 and the Under Secretary of Veterans Affairs for Health from July 2015 to February 2017. Prior to coming to such appointments, Dr. Shulkin was a healthcare executive, having served as chief executive of leading hospitals and health systems including Beth Israel in New York City and Morristown Medical Center in Northern New Jersey. Dr. Shulkin has also held numerous physician leadership roles including the Chief Medical Officer of the University of Pennsylvania Health System, the Hospital of the University of Pennsylvania, Temple University Hospital, and the Medical College of Pennsylvania Hospital. Dr. Shulkin has held academic positions including the Chairman of Medicine and Vice Dean at Drexel University School of Medicine. As an entrepreneur, Dr. Shulkin founded and served as the Chairman and CEO of DoctorQuality one of the first consumer-orientated sources of information for quality and safety in healthcare. He has served on boards of managed care companies, technology companies, and health care organizations. Dr. Shulkin was the 2018 University of Pennsylvania Leonard Davis Institute Distinguished Health Policy Fellow. He is board-certified internist. He received his medical degree from the Medical College of Pennsylvania, his internship at Yale University School of Medicine, and a residency and Fellowship in General Medicine at the University of Pittsburgh Presbyterian Medical Center. He received advanced training in outcomes research and economics as a Robert Wood Johnson Foundation Clinical Scholar at the University of Pennsylvania. Dr. Shulkin was selected to serve on the board of directors due to his significant management experience in the healthcare and technology industries.
Randy Simpson, Director. Randy Simpson was Partner and Head of the Healthcare Group at Glenview Capital Management. Mr. Simpson joined Glenview Capital Management in September 2005 and was named Partner in April 2011. Mr. Simpson was a senior member of Glenview Capital Management’s investment team and managed Glenview Capital Management’s healthcare investments through 2019. Prior to joining Glenview Capital Management, Mr. Simpson was an equity research analyst at Goldman Sachs from 2003 until 2005, and before that, he spent three years as a generalist in the M&A group at Credit Suisse First Boston. Mr. Simpson served on the Board of Directors of Tenet Healthcare Corporation (NYSE: THC) from January 2016 through August 2017. He received his M.B.A. in Finance and Accounting from the University of Chicago. Mr. Simpson also earned a J.D. from Georgetown University Law Center and a Bachelor of Arts in Quantitative Economics and Decision Sciences from the University of California, San Diego. We believe that Mr. Simpson’s significant investment experience makes him well qualified to serve as a member of our board of directors.
Dr. Jennifer Carter, Director. Dr. Jennifer Carter is a board-certified internist and healthcare entrepreneur, with over 20 years of experience evaluating existing and emerging markets, new medical technologies and early-stage companies in the healthcare field. Dr. Carter is currently Managing Director of JLC Precision Health Strategies, LLC, a strategy and innovation consulting company advising data-driven healthcare and life science companies on their commercial and financing strategy and on the development of novel products and services. In 2018, Dr. Carter founded TrialzOWN, Inc. and was CEO until its prelaunch acquisition by Integral Health (now Valo Health) in 2019. Prior to TrialzOWN, Dr. Carter was the Founder and President of N-of-One, Inc. She served as acting-CEO from 2008-2012 and Chief Medical Officer from 2012 until its acquisition by Qiagen in 2019. At N-of-One, Dr. Carter led the creation of awardwinning solutions that delivered novel treatment strategies to hundreds of thousands of patients with cancer globally. She is currently on the board of directors of OncoCyte Corporation (NYSE: OCX) and DFP Healthcare Acquisitions Corp. (NASDAQ: DFPH) and advises other private healthcare and life science companies. She graduated Phi Beta Kappa, Summa Cum Laude with distinction with a BS in Molecular Biophysics and Biochemistry from Yale University and has an MD from Harvard Medical School, an MPH from Harvard School of Public Health and an MBA from the Sloan School at Massachusetts Institute of Technology. Dr. Carter was selected to serve on the board of directors due to her significant experience in healthcare technology and strategic consulting.
Jose R. Rodriguez, Director. Prior to his retirement from KPMG LLP (KPMG), effective March 31, 2021, Mr. Rodriguez was a senior audit partner (admitted to the partnership, July 1995). During his career at KPMG he held various leadership positions, which included serving on its board of directors and as lead director; chief operating officer of KPMG International’s global audit practice; office managing partner; leader of its Audit Committee Institute (ACI); east region professional practice partner and most recently ombudsman. As an audit partner, Mr. Rodriguez had extensive experience with large multinational companies and mid-sized private and publicly held companies, with primary emphasis on industrial manufacturing; consumer markets (retail, automotive, and distribution concerns); pharmaceuticals; healthcare; agribusiness; oil and gas and mergers and acquisitions. Additionally, Mr. Rodriguez is an NACD Fellow and has been included in NACD’s D-100 list, which recognizes the most influential people in and around the boardroom. Mr. Rodriguez serves on the board of trustees of Marymount University; board of directors of Latin Corporate Directors Association (treasurer), SECU Family House (Chair-elect), the North Carolina Association of CPAs, the Dean’s Advisory Council at the University of Miami Herbert School of Business (Chair) and the Business School Advisory Board at Wake Forest University. He is a certified public accountant (licensed in FL, NC and NY). Mr. Rodriguez was nominated to serve on the board of directors of Primoris Services Corporation, subject to a shareholder vote on May 4, 2021. Mr. Rodriguez received a B.B.A. with a major in accounting from the University of Miami.
We believe that Mr. Rodriguez’s qualifications to serve on our Board include his in-depth knowledge and understanding of generally accepted accounting principles, his experience in auditing and SEC reporting, mergers and acquisitions, understanding of the responsibilities and functions of audit committees and experience in corporate governance. The Board determined that Mr. Rodriguez meets the Nasdaq rules of independence and therefore would qualify as an Independent Director.
William C. Lamoreaux, Executive Vice President. William C Lamoreaux is the Chief Executive Officer of IMC and has served in that capacity since April 2018. Mr. Lamoreaux has over 30 years of experience working in the healthcare and health insurance industries. Prior to joining IMC, Mr. Lamoreaux was Chief Executive Officer of Medical Access International, a boutique consulting firm assisting a variety of healthcare entities on operational excellence, strategy, marketing, and market research, where he worked since July 2017. Between 2009 and 2017, Mr. Lamoreaux’s held several executive positions, including Chief Executive Officer Emblem Strategic Services, Chief Operating Officer, and Executive Vice President, Government Programs and Operations, at EmblemHealth, a not for profit managed care company operating commercial, Medicare, and Medicaid programs in New York. Mr. Lamoreaux was a member of the EmblemHealth Executive Committee, the Board Chair and President of EmblemHealth Administrators and served as a board member of the Health Plan Association of New York and the Brooklyn Chamber of Commerce. Mr. Lamoreaux received an M.B.A. from Rensselaer Polytechnic Institute and a B.S. in Health Administration from Ithaca College.
Kevin Wirges, Chief Financial Officer. Kevin C Wirges is the Chief Financial Officer of IMC and has served in that capacity since September 2017. Between October 2015 and September 2017, Mr. Wirges was Regional Vice President, Finance, Medicare East Region at Anthem, one of the largest health benefits companies in the United States. Prior to Anthem’s acquisition of Simply Healthcare Plans in 2015, Mr. Wirges held several executive positions at Simply Healthcare Plans, which was one of the largest privately owned Health Maintenance Organizations, including Chief Financial Officer, Vice President of Finance and Controller. Mr. Wirges received a B.B.A. in Accounting from the University of Central Arkansas.
Alberto de Solo, Chief Operating Officer. Alberto de Solo is the Chief Financial Officer of CareMax and has served in that capacity since May 2011. Between July 2005 and May 2011, Mr. de Solo held several executive positions at Merrill Lynch. Mr. de Solo received a B.B.A. in Accounting and Finance from Florida International University.
New Board Composition
The New Board following the Closing is expected to be comprised of six directors and divided into three staggered classes. Each of our Class I directors will have a term that expires at the combined company’s first annual meeting of stockholders, each of our Class II directors will have a term that expires at the combined company’s second annual meeting of stockholders and each of our Class III directors will have a term that expires at the combined company’s third annual meeting of stockholders, or in each case until their earlier death, resignation, or removal, or the earlier termination of their term of office.

Committees of the Board of Directors
The standing committees of our Board currently include an audit committee and a compensation committee and, after the business combination, will include a nominating and corporate governance committee. Each of the committees will report to the Board as they deem appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below.
Audit Committee
The principal functions of the audit committee will include, among other things:
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the appointment, compensation, retention, replacement and oversight of the work of the independent registered public accounting firm engaged by us;

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pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

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reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

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setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

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setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

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obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

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reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

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reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Upon consummation of the business combination, we anticipate our audit committee will consist of Messrs. Rodriguez and Simpson and Dr. Shulkin, with Mr. Rodriguez serving as the chair of the audit committee. We anticipate that each of Messrs. Rodriguez, Simpson, and Dr. Shulkin will qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to audit committee membership. We also believe that each of Messrs. Rodriguez and Simpson will qualify as an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K. Our Board has adopted a written charter for the Audit Committee, which will be available free of charge on our corporate website (www.caremax.com) upon the completion of the business combination. The information on our website is not part of this proxy statement.
Compensation Committee
The principal functions of the compensation committee will include, among other things:
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eviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

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reviewing and approving on an annual basis the compensation of all of our other executive officers;

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reviewing on an annual basis our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

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if required, producing a report on executive compensation to be included in our annual proxy statement; and

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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Upon consummation of the business combination, we anticipate our compensation committee will consist of Drs. Shulkin and Carter, with Dr. Shulkin serving as the chair of the compensation committee. We anticipate that each of Dr. Shulkin and Dr. Carter will qualify as independent directors according to the rules and regulations of the SEC and Nasdaq with respect to compensation committee membership. Our Board has adopted a written charter for the compensation committee, which will be available free of charge on our corporate website (www. caremax.com) upon the completion of the business combination. The information on our website is not part of this proxy statement.
Nominating and Corporate Governance Committee
The principal functions of the nominating and corporate governance committee will include, among other things:
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making recommendations to our Board regarding candidates for directorships;

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making recommendations to our Board regarding the size and composition of our Board and committees;

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overseeing our corporate governance policies and reporting; and

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making recommendations to our Board concerning governance matters.

Upon consummation of the business combination, we anticipate our nominating and corporate governance committee will consist of Messrs. Barasch and Simpson, with Mr. Barasch serving as the chair of the nominating and corporate governance committee. We expect that our Board will adopt a written charter for the nominating and corporate governance committee, which will be available free of charge on our corporate website (www.caremax.com) upon the completion of the business combination. The information on our website is not part of this proxy statement.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, executive officers and employees that complies with the rules and regulations of the Nasdaq. We have previously filed copies of our form Code of Ethics, our form of audit committee Charter and our form of compensation committee charter as exhibits to our registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at 345 Park Avenue South, New York, New York 10010. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K or posting on our corporate website (www.caremax.com).
Compensation Committee Interlocks and Insider Participation
Following the Closing, our compensation committee will consist of Drs. Shulkin and Carter. None of the expected members of our compensation committee has at any time been an officer or employee of DFHT, CareMax or IMC, other than as disclosed in this proxy statement. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers on DFHT’s, CareMax’s or IMC’s compensation committee or board of directors.
Limitation on Liability and Indemnification Matters
The Proposed Charter that will become effective prior to the Closing on or prior to the Closing Date contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to the combined company or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
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any breach of the director’s duty of loyalty to us or our stockholders;

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any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

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unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

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any transaction from which the director derived an improper personal benefit.

The Proposed Charter that will become effective upon the Closing and our bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. The Proposed Charter and our bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law. We expect to enter into agreements to indemnify our directors, executive officers and other employees as determined by the New Board. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We will also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in the Proposed Charter and our bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders.
Family Relationships
Carlos A. de Solo and Alberto de Solo are brothers.

EXECUTIVE COMPENSATION
CareMax Executive Compensation
The following disclosure concerns the compensation of CareMax’s officers for the fiscal years ended December 31, 2019 and December 31, 2020 (i.e. periods prior to the Business Combination).
Summary Compensation Table — December 31, 2019 and December 31, 2020
The following table sets forth certain information concerning compensation paid to CareMax’s named executive officers (the “Target NEOs”) the fiscal years ended December 31, 2019 and December31, 2020:
Name and PrincipalPosition	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)(3)	Total ($)
Carlos de Solo	2020	$111,946	—	—	—	—	—	$2,688,000	$2,799,946
President and Chief Executive Officer of CareMax	2019	$48,050	—	—	—(3)	—	—	$3,014,290	$3,062,340
Alberto de Solo	2020	$111,946	—	—	—	—	—	$1,430,000	$1,541,946
Chief Financial Officer of CareMax	2019	$48,050	—	—	—	—	—	$1,504,310	$1,552,360
Joseph N. De Vera	2020	$111,946	—	—	—	—	—	$875,000	$986,946
Chief Compliance Officer and General Counsel of CareMax	2019	$48,050	—	—	—	—	—	$835,000	$883,450

(1)
Salary reflects the compensation reported on Form W-2 that was paid to the respective Target NEO for the year ended December 31, 2020 or December 31, 2019, as applicable, by Managed Healthcare Partners.

(2)
Each of the Target NEOs, through a management company wholly-owned by such Target NEO, is an indirect owner of limited liability company interests of CareMax, CareHoldings (which holds CareOptimize) and Managed Healthcare Partners, and is entitled to receive distributions of profits and/or losses in proportion to such Target NEO’s limited liability company interests held respectively in, CareMax, CareHoldings and Managed Healthcare Partners, or in respect of taxes, in each case, under the terms of the applicable limited liability company agreement for CareMax and CareHoldings. In addition, each of the management companies for the Target NEOs is party to a management services agreement with CareMax and is entitled to receive management payments pursuant to the terms of such management services agreements.

(3)
All other compensation for each of the Target NEOs for the years ended December 31, 2020 and December 31, 2019 reflects for the applicable period the aggregate amount of distributions or management payments described above in Note (2) made to such Target NEO through a management company wholly owned by such Target NEO. Detail for the payments made to the Target NEOs for the year ended December 31, 2020 is as follows:

Management Payments and Distributions Made to Target NEOs
for the Year Ended December 31, 2020
	CareMax Distribution	CareMax Holdings		Managed Healthcare Partners Management Payment	Total ($)
		Management Payment	Distribution
Carlos de Solo	$2,183,000	$220,000	$45,000	$240,000	$2,688,000
Alberto de Solo	$925,000	$220,000	$45,000	$240,000	$1,430,000
Joseph DeVera	$370,000	$220,000	$45,000	$240,000	$875,000
Narrative Explanation of Compensation Arrangement
Each Target NEO receives a base salary amount as an employee of Managed Healthcare Partners. Each of the Target NEOs, through a management company wholly-owned by such Target NEO, is an indirect owner of limited liability company interests of each of CareMax, CareHoldings and Managed Healthcare Partners and is entitled to receive distributions of profits and/or losses in proportion to such Target NEO’s limited liability company interests held respectively in CareMax, CareHoldings and Managed Healthcare Partners, as applicable, or in respect of taxes under the terms of the applicable limited liability company agreement for CareMax, CareHoldings or Managed Healthcare Partners. In addition, each of the management companies for the Target NEOs is party to a management services agreement with CareMax pursuant to which such management company agrees to dedicate an individual to provide executive management services to CareMax and its subsidiaries or affiliates. In consideration for such services, CareMax has agreed to make management payments up to a maximum of $500,000 per year pursuant to the terms of each such management services agreements. Under the terms of the management services agreements, each management company is entitled to 180 days’ notice prior to termination of the agreement, during which period the management company is entitled to continue to receive management payments prorated for such period. Except as provided under the management services agreements, none of the Target NEOs have any contractual or other entitlement to severance or other payments upon termination or change in control in their respective employment or engagement with CareMax or any of its subsidiaries.
In connection with the closing of the Business Combination, each of the management services agreements will be terminated and CareMax, CareHoldings and Managed Healthcare Partners will become wholly owned subsidiaries of the Company and the terms of the limited liability companies for CareMax, CareHoldings and Managed Healthcare Partners will be amended. As a result, the Target NEOs, through their respective management companies, will no longer be entitled to distributions profits and/or losses or in respect of taxes under the applicable limited liability company agreements for CareMax, CareHoldings or Managed Healthcare Partners.
Employee Benefits and Perquisites
The Target NEO’s are eligible to participate in CareMax’s health and welfare plans to the same extent as are full-time employees of CareMax and its subsidiaries generally. CareMax generally does not provide the Target NEO’s with perquisites or other personal benefits. However, CareMax does reimburse the Target NEO’s for their necessary and reasonable business and travel expenses incurred in connection with their services to us.
Equity Awards at 2020 Fiscal Year-End
None of the Target NEO’s participated in or had any outstanding equity compensation under a profits interests or similar equity compensation plan sponsored by CareMax as of the fiscal year ended December 31, 2020.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Carlos de Solo	—	—	—	—	—
Alberto de Solo	—	—	—	—	—
Joseph N. De Vera	—	—	—	—	—
Pension Benefits
The Target NEO’s did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by CareMax during the year ended December 31, 2020.
Nonqualified Deferred Compensation
The Target NEO’s did not participate in, or earn any benefits under, a non-qualified deferred compensation plan sponsored by CareMax during year ended December 31, 2020.
Retirement Plans
CareMax has a qualified 401(k) retirement plan for eligible employees. The plan provides for participant salary deferrals and employer contributions. CareMax matches eligible employee contributions up to 4% of eligible compensation which vest immediately. CareMax may also make voluntary contributions in addition to the match above based on management discretion, however these contributions are subject to a vesting period over six years. Each of the Target NEOs is entitled to participate in the 401(k) plan; however, for the year ended December 31, 2020 Alberto de Solo was the only Target NEO participating in the 401(k) plan. None of the Target NEOs participated in the 401(k) plan for the year ended December 31, 2019.
Directors
The Target NEO’s serve as managers or directors of CareMax and each of its subsidiaries. None of the Target NEO’s are entitled to receive any additional compensation in respect of their services as managers or directors of CareMax or any of its subsidiaries in respect of the year ended December 31, 2020. None of CareMax or its subsidiaries had any non-employee managers or directors.
Post-Business Combination Executive Compensation
Following the consummation of the Business Combination, CareMax, Inc. intends to develop an executive compensation program that is designed to align compensation with the post-combination company’s business objectives and the creation of stockholder value, while enabling CareMax, Inc. to attract, retain, incentivize and reward individuals who contribute to its long-term success. Decisions on the executive compensation program will be made by the compensation committee.
IMC Executive Compensation
The tabular disclosure and discussion that follow describe IMC’s executive compensation program during the two most recently completed fiscal year, ended December 31, 2020 and 2019, with respect to IMC’s named executive officers: Bill Lamoreaux, IMC’s Chief Executive Officer; Kevin Wirges, IMC’s Executive Vice President and Chief Financial Officer (collectively, IMC’s “named executive officers”).
Summary Compensation Table — December 31, 2019 and December 31, 2020
The following table sets forth the compensation paid to IMC’s named executive officers that is attributable to services performed during fiscal years 2020 and 2019.

Name and PrincipalPosition	Year	Salary ($)	Bonus ($)(1)	Equity Awards ($)(2)	All Other Compensation ($)(2)	Total ($)(2)
William Lamoreaux,	2020	450,000	270,000	—	44,600	$764,660
Chief Executive Officer	2019	450,000	162,000	—	40,050	$652,050
Kevin Wirges,	2020	275,000	165,000	—	—	$440,000
Chief Financial Officer	2019	275,000	78,375	—	—	$353,375

(1)
The fair value of the issued Class C profits interest on the date of grant was de minimis. The Company uses a Black-Scholes option valuation model to estimate the fair value of profit interests. The Company has estimated volatility based on the historical volatility used by similar companies over a period commensurate with the expected term of the award. The holding period represents an estimate of the time profit interests are expected to remain outstanding. The risk-free rates for the periods within the contractual life of the option is based on the U.S. treasury yield curve in effect at the time of grant.

Executive Employment Agreements
Mr. Lamoreaux, IMC’s Chief Executive Officer, entered into an employment agreement with IMC on July 2, 2018. Mr. Lamoreaux’s agreement provided for base compensation of $450,000, subject to increase from time to time as determined by the board of directors of IMC and an annual incentive bonus with target annual bonus of 40% of his annual base salary, which may be increased up to 100% of his annual base salary, with the actual bonus amount determined based on achievement or overachievement of performance targets as determined by the board of directors of IMC. Mr. Lamoreaux was also entitled to Class C Profits Interest Units equal to 35% of the aggregate outstanding Profits Interest Units of the Company authorized to be issued as of the date of the employment agreement. Mr. Lamoreaux’s agreement also provides for participation in IMC’s health and welfare benefit package, which currently consists of the following: (i) medical, dental, vision and life insurance, (ii) four weeks of paid leave each year, and (iii) reimbursement of eligible expenses relating to travel around and living accommodations in Miami, Florida. Mr. Lamoreaux was subject to a non-competition covenant that continues for 12 months after termination of employment for any reason, and a covenant to refrain from soliciting suppliers, vendors, employees and contractors that continues for 24 months after termination of employment for any reason.
Mr. Wirges entered into an employment letter with IMC dated September 6, 2017. Pursuant to the employment letter, Mr. Wirges base compensation of $275,000, subject to increase from time to time as determined by the board of directors of IMC, and an annual incentive bonus with a target of 30% of his annual base salary. Mr. Wirges was also entitled to Class C Profits Interest Units equal to 10% of the aggregate outstanding Profits Interest Units of the Company authorized to be issued as of the date of the employment agreement. Mr. Wirges’ agreement also provides for participation in IMC’s health and welfare benefit package, which currently consists of the following: (i) medical, dental, vision and life insurance, (ii) four weeks of paid leave each year, and (iii) reimbursement of eligible expenses. Mr. Wirges was subject to a non-competition covenant that continues for 6 months after termination of employment for any reason, and a covenant to refrain from soliciting suppliers, vendors, employees and contractors that continues for 12 months after termination of employment for any reason.
Messrs. Lamoreaux and Wirges are entitled to certain severance benefits under their employment agreements, the terms of which are described under the heading "Potential Payments upon Termination or Change in Control."
Equity Incentive Plan and Award Agreements
IMC sponsors an equity incentive plan under which participants, including IMC’s named executive officers, are eligible to receive Class C Profits Interest Units. The purpose of the plan is to promote the interests of IMC by (a) attracting and retaining exceptional officers, managers, directors and other employees of and service providers to IMC and (b) enabling such individuals and service providers to acquire an interest in and participate in the long-term growth and financial success of IMC.

Class C Profits Interest Units were granted to IMC’s named executive officers on March 11, 2020 with (i) with respect to Mr. Lamoreaux, 20% of the units vesting upon the grant date, with the remaining 80% vesting ratably in equal annual installments over four years, beginning April 1, 2020, and (ii) with respect to Mr. Wirges, 40% of the units vesting upon the grant date and the remaining 60% vesting ratably in equal annual installments over three years, beginning September 6, 2020, subject to his continued employment with IMC through each such date.
Outstanding Equity Awards at 2020 Year End
The following table presents information regarding outstanding equity awards held by IMC’s named executive officers as of December 31, 2020.
		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
William Lamoreaux, Chief ExecutiveOfficer	4/1/2018	16,129,629	—
Kevin Wirges, Chief Financial Officer	9/6/2017	3,072,309	—

(1)
Consists of Class C Profits Interest Units awarded in connection with the pending Business Combination, of which (i) with respect to Mr. Lamoreaux, 20% vested on the grant date, with the remaining 80% vesting ratably in equal annual installments over four years, beginning April 1, 2020, and (ii) with respect to Mr. Wirges, 40% vested on the grant date, with the remaining 60% vesting ratably in equal annual installments over three years, beginning September 6, 2020.

(2)
The fair value of the issued Class C profits interest on the date of grant was de minimis. The Company uses a Black-Scholes option valuation model to estimate the fair value of profit interests. The Company has estimated volatility based on the historical volatility used by similar companies over a period commensurate with the expected term of the award. The holding period represents an estimate of the time profit interests are expected to remain outstanding. The risk-free rates for the periods within the contractual life of the option is based on the U.S. treasury yield curve in effect at the time of grant.

Potential Payments Upon Termination or Change in Control
Pursuant to the employment agreements with Messrs. Lamoreaux and Wirges and the equity award agreements, each of IMC’s named executive officers is entitled to receive certain payments and benefits in connection with certain employment termination events upon a Company Sale (as defined in the equity award agreements). The consummation of the Business Combination agreement constitutes a Company Sale.
Voluntary Resignation or Termination by IMC for Cause
No severance benefits are provided in the employment agreements with Messrs. Lamoreaux and Wirges, in the event the named executive officer is terminated for cause or he voluntarily resigns from his employment with IMC for any reason.
In these same circumstances, pursuant to the equity award agreements with each of the named executive officers, all unvested Class C Profits Interest Units as of the termination date would have been forfeited and any vested Class C Profits Interest Units shall be retained by the executive subject to terms of repurchase in accordance with IMC’s charter.
Termination without Cause or Resignation for Good Reason
Pursuant to the employment agreements with Messrs. Lamoreaux and Wirges in the event that the employment of the applicable named executive officer is terminated by IMC without cause, or resignation for good reason, and subject to the executive’s execution of a release of claims, the executive would be entitled to 12 months’ base salary, pro-rated portion of his annual bonus and continued benefits for 12 months.
In these same circumstances, pursuant to the equity award agreements with each of IMC’s named executive officers, all unvested Class C Profits Interest Units as of the termination date would have been forfeited and any vested Class C Profits Interest Units shall be retained by the executive subject to terms of repurchase in accordance with IMC’s charter.
Company Sale
Pursuant to the 2019 Equity Incentive Plan and the equity award agreements with each of IMC’s named executive officers, all unvested Class C Profits Interest Units as of the date of a Company Sale shall accelerate and automatically vest.
Transaction Awards
In connection with the pending Business Combination and as reflected in the table “Outstanding Equity Awards at 2020 Year End” above, IMC Holdings has awarded profits interest units to each of Messrs. Lamoreaux and Wirges, which will be payable shortly following the completion of the Business Combination subject to subject to the named executive officer’s continued employment with IMC through each such date.
The profits interest units are subject to a vesting schedule whereby (i) with respect to Mr. Lamoreaux, 20% having vested on March 11, 2020, with the remaining 80% vesting ratably in equal annual installments over four years, beginning April 1, 2020 for Mr. Lamoreaux, and (ii) with respect to Mr. Wirges, 40% having vested on March 11, 2020 with the remaining 60% vesting ratably in equal annual installments over three years, beginning September 6, 2020, subject to his continued employment with IMC through each such date.
Compensation of Directors
As of December 31, 2020, IMC’s board of directors consisted of Bill Lamoreaux, Roger Marrero, Marshall Griffin, John Randazzo and Ardy Pallin. IMC’s directors are not compensated by IMC for their service as directors, other than Ardy Pallin and John Randazzo, who received annual compensation totaling $45,000, payable in quarterly installments in 2020. All directors are reimbursed for reasonable travel expenses and other out-of-pocket costs incurred in connection with their attendance at meetings.
Director Compensation in Fiscal Year 2020
Name	Year	Fees earned ($)	Stock Awards ($)(1)	Total ($)
John Randazzo	2020	45,000	—	$45,000
Ardy Pallin	2020	45,000	—	$45,000

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information known to DFHT regarding (i) the actual beneficial ownership of DFHT Common Stock as of December 31, 2020 (pre-Business Combination) and (ii) expected beneficial ownership of DFHT Common Stock immediately following consummation of the Business Combination (post-Business Combination), assuming that no public shares are redeemed, and, alternatively, that the maximum number of 11,015,000 public shares are redeemed, by:
•
each person who is, or is expected to be, the beneficial owner of more than five percent (5%) of the outstanding shares of DFHT Common Stock;

•
each of DFHT’s current officers and directors;

•
each person who will become a named officer or director of the combined company; and

•
all officers and directors of DFHT, as a group, and of the combined company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
Pursuant to the Current Charter, each share of DFHT Class A Common Stock and each share of DFHT Class B Common Stock entitles the holder to one vote per share. The table below represents beneficial ownership of DFHT Common Stock, comprised of DFHT Class A Common Stock and DFHT Class B Common Stock (which shares, upon the Closing, will be automatically converted into shares of DFHT Class A Common Stock in accordance with the Current Charter).
The beneficial ownership of DFHT Common Stock pre-Business Combination is based on 17,968,750 shares of DFHT Common Stock issued and outstanding as of December 31, 2020, of which 14,375,000 shares were DFHT Class A Common Stock and 3,593,750 were shares of DFHT Class B Common Stock.
The beneficial ownership of DFHT Common Stock immediately following Closing is based on 86,097,705 shares of DFHT Common Stock (assuming no redemption) and 75,082,705 shares of DFHT Common Stock (assuming maximum redemption) to be outstanding and assumes (i) the issuance of approximately 21,337,288 shares of DFHT Class A Common Stock as stock consideration, subject to cash and net working capital adjustments as provided in the Business Combination Agreement and up to 6,400,000 additional earnout shares, (ii) the issuance of 10,000,000 shares of DFHT Class A Common Stock in the Deerfield PIPE Investments, (iii) the issuance of 31,000,000 shares of DFHT Class A Common Stock in the Third-Party PIPE Investments, (iv) the issuance of 5,791,667 shares of DFHT Class A Common Stock upon the exercise of public and private placement warrants to purchase shares of DFHT Class A Common Stock that will become exercisable thirty (30) days following the Closing and (v) there are no Earnout Shares or Adjustment Escrow Shares issued and outstanding. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by DFHT’s existing stockholders in DFHT will be different. The expected beneficial ownership percentages set forth below do not take into account the issuance of any shares upon completion of the Business Combination under the 2021 Plan, a copy of which is attached to this proxy statement as Annex D.

Unless otherwise indicated, DFHT believes that all persons named in the table have sole voting and investment power with respect to all shares of DFHT Class A Common Stock beneficially owned by them.
	Pre-Business Combination
	DFHT Common Stock		Successor Post-Business Combination
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	% of Outstanding Shares of DFHT	Assuming No Redemption		Assuming 100% Redemption
			Number of Shares	%	Number of Shares	%
Directors and Executive Officers of DFHT:
Richard Barasch	50,000	*	50,000	*	50,000	*
Steven Hochberg(3)	3,368,750	18.75%	6,685,417	7.78%	6,685,417	8.90%
Christopher Wolfe	50,000	*	50,000	*	50,000	*
Dr. Peter J. Fitzgerald	25,000	*	25,000	*	25,000	*
Dr. Linda Grais	25,000	*	25,000	*	25,000	*
Hon. Dr. David J. Shulkin	25,000	*	25,000	*	25,000	*
All Directors and Executive Officers of DFHT as a Group (6 Individuals)	3,543,750	19.72%	6,860,417	7.97%	6,860,417	9.14%
Directors and Executive Officers of Combined Company After Consummation of the Business Combination:
Richard Barasch	50,000	*	50,000	*	50,000	*
Carlos A. de Solo(4)	—	—	6,078,954	7.06%	6,078,954	8.10%
Alberto de Solo(5)	—	—	2,748,837	3.19%	2,748,837	3.66%
William C. Lamoreaux(6)(7)	—	—	10,372,898	12.05%	10,372,898	13.82%
Kevin Wirges(6)	—	—	—	—	—	—
Hon. Dr. David J. Shulkin(6)	25,000	*	25,000	*	25,000	*
Randy Simpson(6)(8)	281,309	1.57%	421,063	*	421,063	*
Dr. Jennifer Carter(6)	—	—	—	—	—	—
Jose R. Rodriguez(6)	—	—	—	—	—	—
All Directors and Executive Officers of Combined Company as a Group (7 Individuals)	356,309	1.98%	19,696,752	22.8%	19,696,752	26.23%
Five Percent Holders:
Entities affiliated with Deerfield Management Company, L.P., including Deerfield Partners, L.P. and DFHTA Sponsor LLC(9)	6,778,750	37.73%	20,367,417	23.66%	20,367,417	27.13%
DFHTA Sponsor LLC(10)	3,368,750	18.75%	6,685,417	7.78%	6,685,417	8.90%
IMC Holdings LLC(11)	—	—	10,372,898	12.05%	10,372,898	13.82%
O.M. Investment Group,Inc.(12)	—	—	6,078,954	7.06%	6,078,954	8.10%
Eminence Holdings LLC(13)			4,000,000	4.65%	4,000,000	5.33%
Neuberger Berman Group LLC(14)	1,047,650	5.83%	1,047,650	1.22%	1,047,650	1.40%
Fidelity(15)	2,128,598	11.85%	2,128,598	2.47%	2,128,598	2.84%
BlackRock(16)	1,250,000	6.96%	1,250,000	1.45%	1,250,000	1.66%

*
Less than one percent

(1)
Unless otherwise indicated, the business address of each of the individuals and entities is 345 Park Avenue South, New York, New York 10010.

(2)
Interests of directors and executive officers of DFHT pre-Business Combination consist solely of founder shares, classified as DFHT Class B Common Stock. Such shares will automatically convert into DFHT Class A Common Stock concurrently with or immediately following the Closing on a one-for-one basis, subject to adjustment, as described in the section entitled “Proposal No. 1 — Approval of the Business Combination Proposal — Related Agreements — Consent and Waiver Letter.”

(3)
Represents 3,368,750 shares of DFHT Class B Common Stock held by DFHTA Sponsor LLC that are convertible into shares of DFHT Class A Common Stock. Post-business combination also consists of: (i) 400,000 shares of DFHT Class A Common Stock to be purchased by DFHTA Sponsor LLC in the Deerfield PIPE Investments and (ii) 2,916,667 private placement warrants held by DFHTA Sponsor LLC that will become exercisable 30 days following the Closing; Mr. Hochberg is among the managers of DFHTA Sponsor LLC and will be deemed to beneficially own the securities held by DFHTA Sponsor LLC.

(4)
Represents the aggregate number of shares of DFHT Class A Common Stock held indirectly by Carlos de Solo, his spouse and family trusts through an investment vehicle, O.M. Investment Group, Inc. The business address of Carlos de Solo is 8700 W. Flagler Street, Suite 400, Miami, Florida 33174.

(5)
Represents the aggregate number of shares of DFHT Class A Common Stock held indirectly by Alberto de Solo, his spouse and a family trust through an investment vehicle, C.G.D. Investment Group, Inc. The business address of Alberto de Solo is 8700 W. Flagler Street, Suite 400, Miami, Florida 33174.

(6)
Business address of each individual is 8700 W. Flagler Street, Suite 400, Miami, Florida 33174.

(7)
Represents the aggregate number of shares of DFHT Class A Common Stock held indirectly by William C. Lamoreaux through IMC Parent. The business address of William C. Lamoreaux is c/o Comvest Investment Partners Holdings, LLC, 525 Okeechobee Boulevard, Suite 1050, West Palm Beach, Florida 33401.

(8)
Represents, pre-business combination, (i) 275,000 shares of DFHT Class A Class A Common Stock and (ii) 6,309 shares of DFHT Class A Common Stock included within 6,309 units, held by Randy Simpson. Post-business combination holdings also include 139,754 public warrants, including 1,261 warrants within the 6,309 units noted above, that will become exercisable 30 days following the Closing.

(9)
Shares held by Deerfield Management Company, L.P. pre-business combination consists of: (i) 3,360,000 shares of DFHT Class A Common Stock included within 3,360,000 units held by Deerfield Partners; (ii) 3,368,750 shares of DFHT Class B Common Stock held by DFHTA Sponsor LLC that are convertible into shares of DFHT Class A Common Stock and (iii) 50,000 shares of DFHT Class B Common Stock held by Mr. Hochberg, for the benefit, and at the direction, of Deerfield Management. Post-business combination also consists of: (i) 9,600,000 shares of DFHT Class A Common Stock to be purchased by Deerfield Partners in the Deerfield PIPE Investment; (ii) 400,000 shares of DFHT Class A Common Stock to be purchased by DFHTA Sponsor LLC in the Deerfield PIPE Investments; (iii) 2,916,667 private placement warrants held by DFHTA Sponsor LLC that will become exercisable 30 days following the Closing; and (iv) 672,000 public warrants included within 3,360,000 units held by Deerfield Partners that will become exercisable 30 days following the Closing. Deerfield Management is the investment manager of Deerfield Partners. Deerfield Mgmt, L.P. (“Deerfield Mgmt”) is the general partner of Deerfield Partners. James E. Flynn is the sole member of the general partner of each of Deerfield Management and Deerfield Mgmt. Deerfield Partners holds a membership interest in DFHTA Sponsor LLC. Steven I. Hochberg and Lawrence Atinsky, employees of Deerfield Management, are the managers of DFHTA Sponsor LLC. Deerfield Management and Mr. Flynn may be deemed to beneficially own the securities held by Deerfield Partners, DFHTA Sponsor LLC and Mr. Hochberg. Deerfield Mgmt may be deemed to beneficially own the securities held by Deerfield Partners and DFHTA Sponsor LLC. Deerfield Partners, Mr. Hochberg and Mr. Atinsky may be deemed to beneficially own the securities held by DFHTA Sponsor LLC.

(10)
Shares held by DFHTA Sponsor LLC pre-business combination consists of 3,368,750 shares of DFHT Class B Common Stock that are convertible into shares of DFHT Class A Common Stock. Post-business combination holdings also consist of: (i) 400,000 shares of DFHT Class A Common Stock to be purchased in the Deerfield PIPE Investments; and (ii) 2,916,667 private placement warrants that will become exercisable 30 days following the Closing. Richard Barasch, through an investment vehicle, and Christopher Wolfe are among the members of DFHTA Sponsor LLC and may be entitled to distributions of securities held by DFHTA Sponsor LLC. Mr. Hochberg is among the managers of DFHTA Sponsor LLC and will be deemed to beneficially own the securities held by DFHTA Sponsor LLC.

(11)
IMC Parent is an investment vehicle beneficially owned by William C. Lamoreaux. The business address of IMC Parent is c/o Comvest Investment Partners Holdings, LLC, 525 Okeechobee Boulevard, Suite 1010, West Palm Beach, Florida 33401.

(12)
O.M. Investment Group, Inc. is an investment vehicle beneficially owned by Carlos de Solo, his spouse and family trusts. The business address of O.M. Investment Group, Inc. is 8700 W. Flagler Street, Suite 400, Miami, Florida 33174.

(13)
Represents 4,000,000 shares of DFHT Class A Common Stock issued in the PIPE Investments. Eminence Capital, LP serves as the investment adviser to, and may be deemed to have shared voting and dispositive power over the shares of DFHT Class A Common Stock held by Eminence Holdings LLC. Ricky C. Sandler is the Chief Executive Officer of Eminence Capital, LP and may be deemed to have shared voting and dispositive power over the shares of DFHT Class A Common Stock held by Eminence Holdings LLC. The business address of Eminence Holdings LLC is 399 Park Avenue, 25th Floor, New York, NY 10022.

(14)
According to a Schedule 13G filed on March 10, 2021, Neuberger Berman Group LLC and Neuberger Berman Investment Advisers LLC have beneficial ownership of 1,047,650 shares of Class A common stock. Their business address is 1290 Avenue of the Americas, New York, NY 10104.

(15)
According to a Schedule 13G filed on February 10, 2021, Fidelity Management & Research Company LLC, FMR LLC, Abigail P. Johnson and Fidelity Advisor Growth Opportunities Fund has beneficial ownership of 2,128,598 shares of Class A common stock. Their business address is 245 Summer Street, Boston, Massachusetts 02210.

(16)
According to a Schedule 13G filed on February 8, 2021, BlackRock Advisors, LLC, BlackRock (Luxembourg) S.A., BlackRock Capital Management, Inc. and BlackRock Investment Management, LLC have beneficial ownership of 1,250,000 shares of Class A common stock. Their business address is 55 East 52nd Street, New York, NY 10055.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
DFHT’s Related Party Transactions
Founder Shares / Our Sponsor
On May 22, 2020, our sponsor purchased an aggregate of 2,875,000 shares of DFHT Class B Common Stock (the “founder shares”) in exchange for a capital contribution of $25,000, or approximately $0.009 per share. On June 25, 2020, we effected a 1:1.25 stock split of DFHT Class B Common Stock resulting in our sponsor holding an aggregate of 3,593,750 founder shares. In June 2020, our sponsor transferred 50,000 founder shares to each of Mr. Hochberg, Mr. Wolfe, and Mr. Barasch, our executive officers, and 25,000 founder shares to each of Dr. Fitzgerald, Dr. Grais and Dr. Shulkin, our independent directors, for the same per-share price initially paid by our sponsor, resulting in our sponsor holding 3,368,750 founder shares. The number of founder shares outstanding was determined so that such founder shares would represent 20% of the outstanding shares after our IPO.
Our initial stockholders agreed, subject to limited exceptions, not to transfer, assign or sell any of their founder shares until the earlier to occur of: (A) one year after the completion of the initial business combination or (B) subsequent to the initial business combination, (x) if the closing price of the DFHT Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of DFHT Common Stock for cash, securities or other property.
In addition, we have entered into the Deerfield Subscription Agreements and the Lock-Up Agreement with Deerfield Partners and our sponsor and the Consent and Waiver Letter with Deerfield Partners. See “Proposal No. 1 — Approval of the Business Combination Proposal — Related Agreements.”
Private Placement Warrants
Concurrently with the closing of our IPO, our sponsor purchased an aggregate of 2,916,667 private placement warrants at a price of $1.50 per private placement warrant, generating gross proceeds to DFHT of $4,375,000. Each private placement warrant is exercisable for one share of DFHT Common Stock at a price of $11.50 per share. The proceeds from the private placement warrants were added to the proceeds from our IPO held in the Trust Account. If we do not complete the Business Combination or another business combination by July 21, 2022, the private placement warrants will expire worthless. The private placement warrants are non-redeemable and exercisable on a cashless basis so long as they are held by our sponsor or its permitted transferees. Our initial stockholders have agreed, subject to limited exceptions, not to transfer, assign or sell any of their private placement warrants until 30 days after the completion of our initial business combination.
Transactions with Deerfield Partners
Deerfield Partners purchased 3,360,000 units in our IPO at $10.00 per unit. The underwriting commission with respect to units purchased by Deerfield Partners in our IPO, was $0.10 per unit upon the closing of the IPO and $0.175 per unit in the deferred underwriting commissions to be placed in the Trust Account. In addition, we have entered into the Deerfield Subscription Agreements, the Lock-Up Agreement and the Amended and Restated Registration Rights Agreement with Deerfield Partners. See “Proposal No. 1 — Approval of the Business Combination Proposal — Related Agreements.”
We have entered into an agreement pursuant to which we have agreed not to complete a business combination without the consent of Deerfield Partners, which consent Deerfield Partners indicated it would not provide if our proposed business combination were to be with a target that is not in the healthcare industry. Pursuant to the Consent and Waiver Letter described herein, Deerfield Partners has consented to the consummation of the Business Combination.

Related-Party Loans
Our sponsor loaned us an aggregate of $200,000 pursuant to a promissory note to cover expenses related to our IPO. The loan was non-interest bearing. We repaid this loan on July 21, 2020.
In addition, in order to finance transaction costs in connection with an initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required on a non-interest basis (“Working Capital Loans”). If we complete an initial business combination, we would repay Working Capital Loans out of the proceeds of the Trust Account released to us. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.50 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. To date, we have had no borrowings under the Working Capital Loans.
Services Agreements and Reimbursements
We entered into an agreement, commencing on July 21, 2020 through the earlier of our consummation of an initial business combination and our liquidation, to pay our sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. We are obligated to pay $7,500 per month to Mr. Wolfe, our Chief Financial Officer, for his services prior to the consummation of the initial business combination, subject to the terms of the strategic services agreement. Our sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable initial business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or their affiliates and determines which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf. We recorded an aggregate of approximately $60,000 from the period from May 8, 2020 through December 31, 2020 in general and administrative expenses in connection with the related agreements in the accompanying unaudited condensed interim statements of operations.
Registration Rights Agreement
We have entered into a registration rights agreement, dated July 16, 2020, with respect to the holders of the founder shares, the private placement warrants and any warrants that may be issued upon conversion of Working Capital Loans. Assuming $1,500,000 million of Working Capital Loans are converted into warrants, we will be obligated to register up to 7,510,417 shares of DFHT Class A Common Stock and up to 3,916,667 warrants. The number of shares of DFHT Class A Common Stock includes (i) up to 3,593,750 shares of DFHT Class A Common Stock to be issued upon conversion of the founder shares, (ii) up to 2,916,667 shares of DFHT Class A Common Stock underlying the private placement warrants and (iii) up to 1,000,000 shares of DFHT Class A Common Stock underlying the warrants issued upon conversion of Working Capital Loans. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.
In connection with the signing of the Business Combination Agreement, we entered into the Amended and Restated Registration Rights Agreement, which amended and restated in its entirety the existing registration rights agreement described above. For a description see “Proposal No. 1 — Approval of the Business Combination — Related Agreements — Amended and Restated Registration Rights Agreement.”
CareMax’s Related Party Transactions
The following is a description of each transaction since January 1, 2020 and each currently proposed transaction in which:

•
CareMax has been or is to be a participant;

•
the amount involved exceeded or exceeds $120,000; and

•
any of CareMax’s directors, executive officers or holders of more than 5% of its capital stock prior to the Business Combination, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Carlos de Solo and Alberto de Solo
Messrs. Carlos de Solo and Alberto de Solo are brothers, each of whom is an owner, director and executive officer of CareMax. Please refer to the section above captioned “Executive Compensation — CareMax” for information regarding their respective compensation arrangements.
CareSmile, LLC
CareMax has a 49% ownership interest in Care Smile, LLC (“Care Smile”), a dental care organization with majority ownership by the dental provider, who is the spouse of Mr. De Vera, an owner, director and executive officer of CareMax. Managed Health Care Partners pays for dental services provided to enrollees by Care Smile on a capitated basis. Total capitation payments for the years ended December 31, 2020 and 2019 were $222,160 and $471,000, respectively. The Net Loss of Care Smile was $96,238 and $19,926 for the years ended December 31, 2020 and 2019. Care Smile was voluntarily dissolved on November 24, 2020.
Care Optical, LLC
O.M. Investment Group, Inc., CGD Investment Group, Inc. and Joseph N. De Vera, Inc. each own a 25% interest in Care Optical, LLC (“Care Optical”). Care Optical receives a capitated payment for optometry services provided to enrollees by Care Optical on a capitated basis. Total capitation payments for the years ended December 31, 2020 and 2019 were $670,828 and $612,812, respectively.
Amended and Restated Registration Rights Agreement
In connection with the execution of the Business Combination Agreement, DFHT, the CareMax Group, IMC Parent, the sponsor, Deerfield Partners and certain other parties thereto, including affiliates of CareMax’s owners, directors and executive officers (collectively, the “rights holders”) entered into the Amended and Restated Registration Rights Agreement, which amends and restates in its entirety the existing registration rights agreement, dated July 16, 2020, by and between DFHT and the parties thereto. Pursuant to the terms of the Amended and Restated Registration Rights Agreement, DFHT will be obligated to file a registration statement to register the resale of certain DFHT Class A Common Stock held by the rights holders. In addition, pursuant to the terms of the Amended and Restated Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the rights holders may demand at any time or from time to time, that DFHT file a registration statement on Form S-1 or Form S-3 to register certain shares of DFHT Class A Common Stock held by such rights holders. The Amended and Restated Registration Rights Agreement will also provide the rights holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.
Indemnification Arrangements
The Proposed Charter, which will be effective upon the completion of the Business Combination, will contain provisions limiting the liability of directors, and provide that CareMax, Inc. will indemnify each of its directors and officers to the fullest extent permitted under Delaware law.
CareMax, Inc. intends to enter into new indemnification agreements with each of its directors and executive officers. The indemnification agreements will provide that CareMax, Inc. will indemnify each of its directors and executive officers against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of CareMax, Inc.’s directors or executive officers to the fullest extent permitted by Delaware law, the Proposed Charter and the Proposed Bylaws (each assuming that the Business Combination Proposal and the Charter Amendment Proposal are approved). In addition, the indemnification agreements will provide that, to the fullest extent permitted by Delaware law, CareMax, Inc. will advance all expenses incurred by its directors and executive officers in nconnection with a legal proceeding involving his or her status as a director, executive officer, or key employee.
IMC’s Related Party Transaction
In each of 2020 and 2019, IMC paid $432,000 for management and consulting services provided by a company owned by a former IMC member who prior to November 2020 held more than 10% of the outstanding membership interests of IMC.
Policies and Procedures for Related Party Transactions After the Business Combination
CareMax, Inc. intends to adopt a new written related party transaction policy to be effective upon the completion of the Business Combination. The policy will provide that officers, directors, holders of more than 5% of any class of CareMax, Inc.’s voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with CareMax, Inc. without the prior consent of the audit committee, or other independent members of CareMax, Inc.’s board of directors in the event it is inappropriate for the audit committee to review such transaction due to a conflict of interest. Any request for CareMax, Inc. to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to the audit committee for review, consideration, and approval. In approving or rejecting the proposed transactions, the audit committee will take into account all of the relevant facts and circumstances available.
All of the transactions described in this section were entered into prior to the adoption of this policy.

DESCRIPTION OF SECURITIES
As a result of the Business Combination, DFHT stockholders who receive shares of DFHT Class A Common Stock will become the stockholders of the combined company. Your rights as DFHT stockholders will be governed by Delaware law and the Proposed Charter and the Proposed Bylaws. The following description of the material terms of the combined company’s securities reflects the anticipated state of affairs upon completion of the Business Combination.
In connection with the Business Combination, DFHT will amend and restate its charter and bylaws. The following summary of the material terms of the combined company’s securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. The full text of the Proposed Charter and Proposed Bylaws are attached as Annex B and Annex C, respectively, to this proxy statement. You are encouraged to read the applicable provisions of Delaware law, the Proposed Charter and the Proposed Bylaws in their entirety for a complete description of the rights and preferences of the combined company’s securities following the Business Combination.
Authorized and Outstanding Stock
The Proposed Charter authorizes the issuance of 261,000,000 shares, consisting of 260,000,000 shares of DFHT Common Stock, par value $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share.
As of the Record Date, there were 14,375,000 shares of DFHT Class A Common Stock and 3,593,750 shares of DFHT Class B Common Stock outstanding. DFHT has also issued 5,791,667 warrants consisting of 2,875,000 public warrants and 2,916,667 private placement warrants. No shares of preferred stock are currently outstanding.
After giving effect to the Business Combination, DFHT will have approximately 86.3 million shares of DFHT Class A Common Stock outstanding (assuming no redemptions). In connection with the Business Combination and subject to the terms of the Current Charter, all shares of outstanding DFHT Class B Common Stock shall automatically be converted into shares of DFHT Class A Common Stock. Immediately following the conversion of such DFHT Class B Common Stock into shares of DFHT Class A Common Stock, all DFHT Class A Common Stock will be reclassified as DFHT Common Stock. The outstanding shares of DFHT Common Stock, and the shares of DFHT Common Stock to be issued in the Business Combination will be, duly authorized, validly issued, fully paid and non-assessable.
DFHT Common Stock
The Proposed Charter, which DFHT will adopt if the Charter Amendment Proposal is approved, provides the following with respect to the rights, powers, preferences and privileges of the common stock.
Voting Power
Holders of DFHT Common Stock will be entitled to one vote for each share held on all matters to be voted on by stockholders. Unless specified in the Proposed Charter, or as required by applicable provisions of the DGCL or applicable stock exchange rules, the affirmative vote of a majority of shares of DFHT Common Stock that are voted is required to approve any such matter voted on by the combined company’s stockholders.
Dividends
Holders of DFHT Common Stock will be entitled to receive ratable dividends when, as and if declared by the combined company’s board of directors out of funds legally available therefor.
Liquidation, Dissolution and Winding Up
In the event of a liquidation, dissolution or winding up of the combined company, the holders of DFHT Common Stock will be entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the DFHT Common Stock.
Preemptive or Other Rights
DFHT stockholders will have no preemptive or other subscription rights. There will be no sinking fund provisions applicable to the DFHT Common Stock. except that the combined company will provide its public stockholders with the opportunity to redeem their public shares for cash at a per share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DFHT to fund its working capital requirements (subject to an annual limit of $500,000) and/or to pay DFHT’s taxes, divided by the number of then outstanding public shares, upon the completion of the Business Combination, subject to the limitations described herein.
Preferred Stock
The Proposed Charter authorizes 1,000,000 shares of preferred stock and provides that shares of preferred stock may be issued from time to time in one or more series. The combined company’s board of directors will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. The board of directors will be able to, without stockholder approval, issue shares of preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of the combined company’s board of directors to issue shares of preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of the combined company or the removal of existing management.
Although the combined company do not currently intend to issue any shares of preferred stock, the combined company cannot assure you that it will not do so in the future. No shares of preferred stock were issued or registered in the Company’s IPO and no shares of preferred stock are being issued or registered as part of the Business Combination.
Capital Stock Prior to the Business Combination
The following is a summary of DFHT’s authorized share capital prior to the Business Combination. On the effective date of the Business Combination, the currently issued and outstanding shares of DFHT Class B Common Stock will convert into 3,593,750 shares of DFHT Class A Common Stock, subject to adjustment in accordance with the terms of the Current Charter. In addition, each of DFHT’s outstanding whole warrants will entitle the holder thereof to purchase one share of common stock in accordance with its terms.
Units
Each unit consists of one share of DFHT Class A Common Stock and one-fifth of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of DFHT Class A Common Stock at a price of $11.50 per share, subject to adjustment as described below.
Common Stock
Stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Holders of DFHT Class A Common Stock and holders of DFHT Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. Unless specified in the Current Charter, or as required by applicable provisions of the DGCL or applicable stock exchange rules, the affirmative vote of a majority of the shares of DFHT Common Stock that are voted is required to approve any such matter voted on by our stockholders. The Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. DFHT stockholders are entitled to receive ratable dividends when, as and if declared by the Board out of funds legally available therefor.
Because the Current Charter authorizes the issuance of up to 100,000,000 shares of DFHT Class A Common Stock, if DFHT were to enter into a business combination, it may (depending on the terms of such a business combination) be required to increase the number of shares of DFHT Class A Common Stock which we are authorized to issue at the same time as its stockholders vote on the business combination to the extent DFHT seeks stockholder approval in connection with the initial business combination. The Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term.
In accordance with Nasdaq corporate governance requirements, DFHT is not required to hold an annual meeting until no later than one year after our first fiscal year end following its listing on Nasdaq. Under Section 211(b) of the DGCL, DFHT is, however, required to hold an annual meeting of stockholders for the purposes of electing directors in accordance with DFHT’s bylaws, unless such election is made by written consent in lieu of such a meeting. DFHT may not hold an annual meeting of stockholders to elect new directors prior to the consummation of its initial business combination, and thus DFHT may not be in compliance with Section 211(b) of the DGCL, which requires an annual meeting. Therefore, if its stockholders want DFHT to hold an annual meeting prior to the consummation of its initial business combination, they may attempt to force DFHT to hold one by submitting an application to the Delaware Court of Chancery in accordance with Section 211(c) of the DGCL.
DFHT will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon the completion of its initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the funds held in the Trust Account and not previously released to DFHT to fund its working capital requirements (subject to an annual limit of $500,000) and/or to pay our taxes, divided by the number of then outstanding public shares, subject to the limitations described herein. The amount in the Trust Account is initially anticipated to be $10.00 per public share. The per share amount DFHT will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. The initial stockholders, sponsor, officers and directors have entered into a letter agreement with DFHT, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares they hold in connection with the completion of the initial business combination. Unlike many special purpose acquisition companies that hold stockholder votes and conduct proxy solicitations in conjunction with their initial business combinations and provide for related redemptions of public shares for cash upon completion of such initial business combinations even when a vote is not required by law, if a stockholder vote is not required by law and DFHT does not decide to hold a stockholder vote for business or other legal reasons, DFHT will, pursuant to the Current Charter, conduct the redemptions pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to completing its initial business combination. The Current Charter requires these tender offer documents to contain substantially the same financial and other information about our initial business combination and the redemption rights as is required under the SEC’s proxy rules. If, however, a stockholder approval of the transaction is required by law, or we decide to obtain stockholder approval for business or other legal reasons, we will, like many special purpose acquisition companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If DFHT seeks stockholder approval, it will complete its initial business combination only if a majority of the shares of DFHT Common Stock voted are voted in favor of its initial business combination. However, the participation of the sponsor, officers, directors, advisors or their affiliates in privately-negotiated transactions (as described in this prospectus), if any, could result in the approval of our initial business combination even if a majority of DFHT’s public stockholders vote, or indicate their intention to vote, against such initial business combination. For purposes of seeking approval of the majority of DFHT’s outstanding shares of DFHT Common Stock, non-votes will have no effect on the approval of the initial business combination once a quorum is obtained.
If DFHT seeks stockholder approval of the initial business combination and it does not conduct redemptions in connection with its initial business combination pursuant to the tender offer rules, the

Current Charter provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its shares with respect to more than an aggregate of 20% of the public shares (such shares being “excess shares”), without DFHT’s prior consent. However, DFHT would not be restricting DFHT stockholders’ ability to vote all of their shares (including excess shares) for or against the initial business combination. DFHT stockholders’ inability to redeem the excess shares will reduce their influence over our ability to complete our initial business combination, and such stockholders could suffer a material loss in their investment if they sell such excess shares on the open market. Additionally, such stockholders will not receive redemption distributions with respect to the Excess Shares if DFHT completes its initial business combination. And, as a result, such stockholders will continue to hold that number of shares exceeding 20% and, in order to dispose such shares would be required to sell their shares in open market transactions, potentially at a loss.
If DFHT seeks stockholder approval in connection with the initial business combination, the initial stockholders, sponsor, officers and directors have agreed to vote any founder shares they hold and any public shares purchased during or after the Company’s IPO in favor of the initial business combination. Additionally, Deerfield Partners, an affiliate of our sponsor, agreed to vote the public shares it purchased in the Company’s IPO in favor of the initial business combination, subject to Deerfield Partners’ consent right with respect to the initial business combination. Additionally, each public stockholder may elect to redeem their public shares irrespective of whether they vote for or against the proposed transaction.
Pursuant to the Current Charter, if DFHT does not complete its initial business combination by July 21, 2022, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to fund DFHT’s working capital requirements (subject to an annual limit of $500,000) (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of DFHT’s remaining stockholders and its board of directors, liquidate and dissolve, subject in each case to DFHT’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The initial stockholders have entered into agreements with DFHT, pursuant to which they have agreed to waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if DFHT fails to complete its initial business combination by July 21, 2022. However, if the initial stockholders or management team acquire public shares in or after the Company’s IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if DFHT fails to complete its initial business combination within the prescribed time period, and Deerfield Partners will be entitled to liquidating distributions from the Trust Account with respect to any public shares purchased by them in or after the Company’s IPO.
In the event of a liquidation, dissolution or winding up of the company after a business combination, DFHT stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the common stock. DFHT stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that we will provide our public stockholders with the opportunity to redeem their public shares for cash at a per share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to DFHT to fund its working capital requirements (subject to an annual limit of $500,000) and/or to pay its taxes, divided by the number of then outstanding public shares, upon the completion of its initial business combination, subject to the limitations described herein.
Founder Shares
The founder shares are designated as DFHT Class B Common Stock and, except as described below, are identical to the shares of DFHT Class A Common Stock included in the units sold in the Company’s IPO, and holders of founder shares have the same stockholder rights as public stockholders, except that (i) the founder shares are subject to certain transfer restrictions, as described in more detail below, (ii) the initial stockholders, sponsor, officers and directors have entered into a letter agreement with DFHT, pursuant to which they have agreed (A) to waive their redemption rights with respect to any founder shares and public shares they hold in connection with the completion of the initial business combination, (B) to waive their redemption rights with respect to any founder shares and public shares they hold in connection with a stockholder vote to approve an amendment to the Current Charter to modify the substance or timing of DFHT’s obligation to redeem 100% of our public shares if DFHT has not consummated an initial business combination by July 21, 2022 or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (C) to waive their rights to liquidating distributions from the Trust Account with respect to any founder shares they hold if DFHT fails to complete the initial business combination by July 21, 2022, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if DFHT fails to complete the initial business combination within such time period, and (iii) the founder shares are automatically convertible into DFHT Class A Common Stock concurrently with or immediately following the consummation of the initial business combination on a one-for-one basis, subject to adjustment as described herein and in the Current Charter. If DFHT submits the initial business combination to its public stockholders for a vote, the initial stockholders have agreed to vote their founder shares and any public shares purchased during or after the Company’s IPO in favor of the initial business combination, and Deerfield Partners agreed to vote the public shares it purchased in the Company’s IPO in favor of the initial business combination (subject to Deerfield Partners’ consent right, which Deerfield Partners has given, as described elsewhere in this proxy statement).
The founder shares will automatically convert into shares of DFHT Class A Common Stock concurrently with or immediately following the consummation of the initial business combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional shares of DFHT Class A Common Stock or equity-linked securities are issued or deemed issued in connection with the initial business combination, the number of shares of DFHT Class A Common Stock issuable upon conversion of all founder shares will equal, in the aggregate, on an as-converted basis, 20% of the total number of shares of DFHT Class A Common Stock outstanding after such conversion (after giving effect to any redemptions of shares of DFHT Class A Common Stock by public stockholders), including the total number of shares of DFHT Class A Common Stock issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by DFHT in connection with or in relation to the consummation of the initial business combination, excluding any shares of DFHT Class A Common Stock or equity-linked securities or rights exercisable for or convertible into shares of DFHT Class A Common Stock issued, or to be issued, to any seller in the initial business combination and any private placement warrants issued to our sponsor, officers or directors upon conversion of Working Capital Loans, provided that such conversion of founder shares will never occur on a less than one-for-one basis.
With certain limited exceptions, the founder shares are not transferable, assignable or salable (except to DFHT’s officers and directors and other persons or entities affiliated with the sponsor, each of whom will be subject to the same transfer restrictions) until the earlier of (A) one year after the completion of the initial business combination or earlier if, subsequent to the initial business combination, the closing price of the DFHT Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, and (B) the date following the completion of the initial business combination on which the combined company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of its stockholders having the right to exchange their DFHT Class A Common Stock for cash, securities or other property.
Preferred Stock
The Current Charter authorizes 1,000,000 shares of preferred stock and provides that shares of preferred stock may be issued from time to time in one or more series. The Board is authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. The Board is able to, without stockholder approval, issue shares of preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of the Board to issue shares of preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of the combined company or the removal of existing management.
DFHT has no preferred shares outstanding at the date hereof. Although DFHT does not currently intend to issue any shares of preferred stock, DFHT cannot assure you that it will not do so in the future. No shares of preferred stock were issued or registered in the Company’s IPO and no shares of preferred stock are being issued or registered as part of the Business Combination.
Redeemable Warrants
Public Warrants
Each whole warrant entitles the registered holder to purchase one share of DFHT Class A Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the IPO and 30 days after the completion of the Business Combination, provided in each case that DFHT or the combined company has an effective registration statement under the Securities Act covering the shares of DFHT Class A Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or DFHT permits holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder. Pursuant to the warrant agreements entered into concurrently with IPO, a warrantholder may exercise its warrants only for a whole number of shares of DFHT Class A Common Stock. This means only a whole warrant may be exercised at a given time by a warrantholder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase at least five units, you will not be able to receive or trade a whole warrant. The warrants will expire five years after the Closing, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
The combined company will not be obligated to deliver any DFHT Class A Common Stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the DFHT Class A Common Stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No warrant will be exercisable and we will not be obligated to issue a share of DFHT Class A Common Stock upon exercise of a warrant unless the share of DFHT Class A Common Stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will we be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of DFHT Class A Common Stock underlying such unit.
DFHT has agreed that as soon as practicable, but in no event later than fifteen (15) business days after the Closing, it will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the DFHT Class A Common Stock issuable upon exercise of the warrants. DFHT will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the shares of DFHT Class A Common Stock issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the Closing, warrantholders may, until such time as there is an effective registration statement and during any period when DFHT has failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if DFHT Class A Common Stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the combined company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the combined company so elects, the combined company will not be required to file or maintain in effect a registration statement, and in the event combined company does not so elect, DFHT will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
In addition, if (x) DFHT issues additional shares of DFHT Class A Common Stock or equity-linked securities for capital raising purposes in connection with the Closing at an issue price or effective issue price of less than $9.20 per share of DFHT Class A Common Stock (with such issue price or effective issue price to be determined in good faith by DFHT’s board of directors and, in the case of any such issuance to the initial stockholders or their affiliates, without taking into account any founder shares held by the initial stockholders or such affiliates, as applicable, prior to such issuance including any transfer or reissuance of such shares) (such price, the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Business Combination on the date of the consummation of the Business Combination (net of redemptions), and (z) the volume weighted average trading price of the DFHT Class A Common Stock during the 20 trading day period starting on the trading day prior to the day on which DFHT consummates the Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Value, the $18.00 per share redemption trigger price described below under “Redemption of Warrants when the price per share of DFHT Class A Common Stock equals or exceeds $10.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described below under “Redemption of Warrants when the price per share of DFHT Class A Common Stock equals or exceeds $10.00” will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.
Redemption of warrants when the price per share of DFHT Class A Common Stock equals or exceeds $18.00
Once the warrants become exercisable, the combined company may redeem the outstanding warrants (except as described herein with respect to the private placement warrants):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption (the “30-day redemption period”); and

•
if, and only if, the closing price of the DFHT Class A Common Stock equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise of the exercise price of a warrant) for any 20 trading days within a 30-trading day period ending three business days before we send to the notice of redemption to the warrantholders.

If and when the warrants become redeemable by the combined company for cash, the combined company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
DFHT established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and the combined company issues a notice of redemption of the warrants, each warrantholder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the DFHT Class A Common Stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) as well as the $11.50 warrant exercise price after the redemption notice is issued.
Redemption of warrants when the price per share of DFHT Class A Common Stock equals or exceeds $10.00
Once the warrants become exercisable, the combined company may redeem the outstanding warrants (except as described herein with respect to the private placement warrants):
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table below, based on the redemption date and the “fair market value” of our shares of DFHT Class A Common Stock (as defined below) except as otherwise described below; and

•
if, and only if, the closing price of shares of DFHT Class A Common Stock equals or exceeds $10.00 per public share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) for any 20 trading days within the 30-trading day period ending three trading days before the combined company sends the notice of redemption to the warrant holders.

Beginning on the date the notice of redemption is given until the warrants are redeemed or exercised, holders may elect to exercise their warrants on a cashless basis. The numbers in the table below represent the number of shares of DFHT Class A Common Stock that a warrant holder will receive upon such cashless exercise in connection with a redemption by us pursuant to this redemption feature, based on the “fair market value” of the shares of DFHT Class A Common Stock on the corresponding redemption date (assuming holders elect to exercise their warrants and such warrants are not redeemed for $0.10 per warrant), determined for these purposes based on volume weighted average price of the shares of DFHT Class A Common Stock during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants, and the number of months that the corresponding redemption date precedes the expiration date of the warrants, each as set forth in the table below. The combined company will provide the warrantholders with the final fair market value no later than one business day after the 10-trading day period described above ends.
The share prices set forth in the column headings of the table below will be adjusted as of any date on which the number of shares issuable upon exercise of a warrant or the exercise price of a warrant is adjusted as set forth under the heading “— Anti-dilution Adjustments” below. If the number of shares issuable upon exercise of a warrant is adjusted, the adjusted share prices in the column headings will equal the share prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the number of shares deliverable upon exercise of a warrant immediately prior to such adjustment and the denominator of which is the number of shares deliverable upon exercise of a warrant as so adjusted. The number of shares in the table below shall be adjusted in the same manner and at the same time as the number of shares issuable upon exercise of a warrant. If the exercise price of a warrant is adjusted, (a) in the case of an adjustment pursuant to the fifth paragraph under the heading “Anti-dilution Adjustments” below, the adjusted share prices in the column headings will equal the unadjusted share price multiplied by a fraction, the numerator of which is the higher of the Market Value and the Newly Issued Price as set forth under the heading “Anti-dilution Adjustments” and the denominator of which is $10.00 and (b) in the case of an adjustment pursuant to the second paragraph under the heading “— Anti-dilution Adjustments” below, the adjusted share prices in the column headings will equal the unadjusted share price less the decrease in the exercise price of a warrant pursuant to such exercise price adjustment.

Redemption Date (period to expiration of warrants)	Fair Market Value of Class A Common Stock
	≤10.00	11.00	12.00	13.00	14.00	15.00	16.00	17.00	≥18.00
60 months	0.261	0.281	0.297	0.311	0.324	0.337	0.348	0.358	0.361
57 months	0.257	0.277	0.294	0.310	0.324	0.337	0.348	0.358	0.361
54 months	0.252	0.272	0.291	0.307	0.322	0.335	0.347	0.357	0.361
51 months	0.246	0.268	0.287	0.304	0.320	0.333	0.346	0.357	0.361
48 months	0.241	0.263	0.283	0.301	0.317	0.332	0.344	0.356	0.361
45 months	0.235	0.258	0.279	0.298	0.315	0.330	0.343	0.356	0.361
42 months	0.228	0.252	0.274	0.294	0.312	0.328	0.342	0.355	0.361
39 months	0.221	0.246	0.269	0.290	0.309	0.325	0.340	0.354	0.361
36 months	0.213	0.239	0.263	0.285	0.305	0.323	0.339	0.353	0.361
33 months	0.205	0.232	0.257	0.280	0.301	0.320	0.337	0.352	0.361
30 months	0.196	0.224	0.250	0.274	0.297	0.316	0.335	0.351	0.361
27 months	0.185	0.214	0.242	0.268	0.291	0.313	0.332	0.350	0.361
24 months	0.173	0.204	0.233	0.260	0.285	0.308	0.329	0.348	0.361
21 months	0.161	0.193	0.223	0.252	0.279	0.304	0.326	0.347	0.361
18 months	0.146	0.179	0.211	0.242	0.271	0.298	0.322	0.345	0.361
15 months	0.130	0.164	0.197	0.230	0.262	0.291	0.317	0.342	0.361
12 months	0.111	0.146	0.181	0.216	0.250	0.282	0.312	0.339	0.361
9 months	0.090	0.125	0.162	0.199	0.237	0.272	0.305	0.336	0.361
6 months	0.065	0.099	0.137	0.178	0.219	0.259	0.296	0.331	0.361
3 months	0.034	0.065	0.104	0.150	0.197	0.243	0.286	0.326	0.361
0 months	—	—	0.042	0.115	0.179	0.233	0.281	0.323	0.361
The exact fair market value and redemption date may not be set forth in the table above, in which case, if the fair market value is between two values in the table or the redemption date is between two redemption dates in the table, the number of shares of DFHT Class A Common Stock to be issued for each warrant exercised will be determined by a straight-line interpolation between the number of shares set forth for the higher and lower fair market values and the earlier and later redemption dates, as applicable, based on a 365 or 366-day year, as applicable. For example, if the volume weighted average price of the shares of DFHT Class A Common Stock during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the warrants is $11.00 per share, and at such time there are 57 months until the expiration of the warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.277 shares of DFHT Class A Common Stock for each whole warrant. For an example where the exact fair market value and redemption date are not as set forth in the table above, if the volume weighted average price of our shares of DFHT Class A Common Stock during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the warrants is $13.50 per share, and at such time there are 38 months until the expiration of the warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.298 shares of DFHT Class A Common Stock for each whole warrant. In no event will the warrants be exercisable on a cashless basis in connection with this redemption feature for more than 0.361 shares of DFHT Class A Common Stock per warrant (subject to adjustment). Finally, as reflected in the table above, if the warrants are out of the money and about to expire, they cannot be exercised on a cashless basis in connection with a redemption by us pursuant to this redemption feature, since they will not be exercisable for any shares of DFHT Class A Common Stock.
This redemption feature differs from the typical warrant redemption features used in many other blank check offerings, which typically only provide for a redemption of warrants for cash (other than the private placement warrants) when the trading price for the shares of DFHT Class A Common Stock exceeds $18.00 per share for a specified period of time. This redemption feature is structured to allow for all of the outstanding warrants to be redeemed when the shares of DFHT Class A Common Stock are trading at or above $10.00 per public share, which may be at a time when the trading price of our shares of DFHT Class A Common Stock is below the exercise price of the warrants. We have established this redemption feature to provide us with the flexibility to redeem the warrants without the warrants having to reach the $18.00 per share threshold set forth above under “— Redemption of warrants when the price per share of DFHT Class A Common Stock equals or exceeds $18.00.” Holders choosing to exercise their warrants in connection with a redemption pursuant to this feature will, in effect, receive a number of shares for their warrants based on an option pricing model with a fixed volatility input as of the of this prospectus. This redemption right provides the combined company with an additional mechanism by which to redeem all of the outstanding warrants, and therefore have certainty as to the capital structure as the warrants would no longer be outstanding and would have been exercised or redeemed. The combined company will be required to pay the applicable redemption price to warrant holders if it chooses to exercise this redemption right and it will allow the combined company to quickly proceed with a redemption of the warrants if we determine it is in the combined company’s best interest to do so. As such, the combined company would redeem the warrants in this manner when we believe it is in our best interest to update our capital structure to remove the warrants and pay the redemption price to the warrant holders.
As stated above, the combined company can redeem the warrants when the shares of DFHT Class A Common Stock are trading at a price starting at $10.00, which is below the exercise price of $11.50, because it will provide certainty with respect to the capital structure and cash position while providing warrantholders with the opportunity to exercise their warrants on a cashless basis for the applicable number of shares. If the combined company chooses to redeem the warrants when the shares of DFHT Class A Common Stock are trading at a price below the exercise price of the warrants, this could result in the warrant holders receiving fewer shares of DFHT Class A Common Stock than they would have received if they had chosen to wait to exercise their warrants for shares of DFHT Class A Common Stock if and when such shares of DFHT Class A Common Stock were trading at a price higher than the exercise price of $11.50.
No fractional shares of DFHT Class A Common Stock will be issued upon exercise. If, upon exercise, a holder would be entitled to receive a fractional interest in a share, the combined company will round down to the nearest whole number of the number of shares of DFHT Class A Common Stock to be issued to the holder. The combined company will use its commercially reasonable efforts to register under the Securities Act the security issuable upon the exercise of the warrants.
Redemption Procedures
A holder of a warrant may notify the combined company in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (as specified by the holder) of the DFHT Class A Common Stock outstanding immediately after giving effect to such exercise.
Anti-dilution Adjustments
If the number of outstanding shares of DFHT Class A Common Stock is increased by a share capitalization payable in shares of DFHT Class A Common Stock, or by a split-up of common stock or other similar event, then, on the effective date of such share capitalization, split-up or similar event, the number of shares of DFHT Class A Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of common stock. A rights offering made to all or substantially all holders of common stock entitling holders to purchase DFHT Class A Common Stock at a price less than the fair market value will be deemed a share capitalization of a number of shares of DFHT Class A Common Stock equal to the product of (i) the number of shares of DFHT Class A Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for DFHT Class A Common Stock) and (ii) the quotient of (x) the price per share of DFHT Class A Common Stock paid in such rights offering and (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for shares of DFHT Class A Common Stock, in determining the price payable for DFHT Class A Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of shares of DFHT Class A Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the DFHT Class A Common Stock trades on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to all or substantially all the holders of DFHT Class A Common Stock on account of such DFHT Class A Common Stock (or other securities into which the warrants are convertible), other than (a) as described in the paragraph immediately above, (b) certain ordinary cash dividends or $0.50 per annum subject to adjustment, (c) to satisfy the redemption rights of the holders of DFHT Class A Common Stock in connection with the Business Combination including in connection with a vote to extend the time we have to complete the Business Combination, or (d) in connection with the redemption of public shares upon our failure to complete an initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of DFHT Class A Common Stock in respect of such event.
If the number of outstanding shares of DFHT Class A Common Stock is decreased by a consolidation, combination, reverse share split or reclassification of DFHT Class A Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of shares of DFHT Class A Common Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding share of DFHT Class A Common Stock.
Whenever the number of shares of DFHT Class A Common Stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of DFHT Class A Common Stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of DFHT Class A Common Stock so purchasable immediately thereafter.
In addition, if (x) DFHT issues additional shares of DFHT Class A Common Stock or equity-linked securities for capital raising purposes in connection with the Closing at a Newly Issued Price of less than $9.20 per share of DFHT Class A Common Stock, (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial business combination on the date of the consummation of the initial business combination (net of redemptions), and (z) the Market Value is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger prices described above under “Description of Securities — Redeemable Warrants - Redemption of warrants when the price per share of DFHT Class A Common Stock equals or exceeds $18.00” and “Redemption of warrants when the price per share of DFHT Class A Common Stock equals or exceeds $10.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described above under “Description of Securities — Redeemable Warrants — Redemption of warrants when the price per share of DFHT Class A Common Stock equals or exceeds $10.00” will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.
In case of any reclassification or reorganization of the outstanding — (other than those described above or that solely affects the par value of such — ), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding DFHT Class A Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the DFHT Class A Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of DFHT Class A Common Stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of DFHT Class A Common Stock in such a transaction is payable in the form of DFHT Class A Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes Warrant Value (as defined in the warrant agreements executed in connection with the Company’s IPO) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants.
The warrants are issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder for the purpose of (i) curing any ambiguity or to correct any defective provision or mistake, including to conform the provisions of the warrant agreement to the description of the terms of the warrants and the warrant agreement set forth in this prospectus, (ii) adjusting the provisions relating to cash dividends on shares of common stock as contemplated by and in accordance with the warrant agreement or (iii) adding or changing any provisions with respect to matters or questions arising under the warrant agreement as the parties to the warrant agreement may deem necessary or desirable and that the parties deem to not adversely affect the rights of the registered holders of the warrants, provided that the approval by the holders of at least 50% of the then-outstanding public warrants is required to make any change that adversely affects the interests of the registered holders of public warrants, and, solely with respect to any amendment to the terms of the private placement warrants, 50% of the then outstanding private placement warrants. You should review a copy of the warrant agreement, which will be filed as an exhibit to the registration statement of which this prospectus is a part, for a complete description of the terms and conditions applicable to the warrants.
The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The warrantholders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive DFHT Class A Common Stock . After the issuance of DFHT Class A Common Stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.
No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of shares of DFHT Class A Common Stock to be issued to the warrantholder.
Private Placement Warrants
The private placement warrants (including the DFHT Class A Common Stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until 30 days after the completion of the Business combination (except, among other limited exceptions to DFHT’s officers and directors and other persons or entities affiliated with the initial purchasers of the private placement warrants) and they will not be redeemable by the combined company for cash so long as they are held by the initial stockholders or their permitted transferees. The initial purchasers, or their permitted transferees, have the option to exercise the private placement warrants on a cashless basis. Except as described herein, the private placement warrants have terms and provisions that are identical to those of the public warrants sold as part of the units in the IPO. If the private placement warrants are held by holders other than the initial purchasers or their permitted transferees, the private placement warrants will be redeemable by the combined company and exercisable by the holders on the same basis as the warrants included in the units sold in the IPO.
If holders of the private placement warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of shares of DFHT Class A

Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of DFHT Class A Common Stock underlying the warrants, multiplied by the excess of the “fair market value” of the DFHT Class A Common Stock (defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” will mean the average closing price of the DFHT Class A Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that DFHT has agreed that these warrants will be exercisable on a cashless basis so long as they are held by the initial purchasers or their permitted transferees is because it is not known at this time whether they will be affiliated with the combined company following the Closing. If they remain affiliated with the combined company, their ability to sell the combined company’s securities in the open market will be significantly limited. The combined company expects to have policies in place that prohibit insiders from selling its securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell the combined company’s securities, an insider cannot trade in the securities if he or she is in possession of material non-public information. Accordingly, unlike public stockholders who could exercise their warrants and sell the shares of DFHT Class A Common Stock received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, the combined company believes that allowing the holders to exercise such warrants on a cashless basis is appropriate.
In order to finance transaction costs in connection with an intended initial business combination, the sponsor or an affiliate of the sponsor or certain of DFHT’s officers and directors may, but are not obligated to, loan DFHT funds as may be required. Up to $1,500,000 of such loans may be convertible into warrants of the post-business combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants.
The initial stockholders have agreed not to transfer, assign or sell any of the private placement warrants (including the DFHT Class A Common Stock issuable upon exercise of any of these warrants) until the date that is 30 days after the Closing, except that, among other limited exceptions, transfers can be made to DFHT’s officers and directors and other persons or entities affiliated with the sponsor.
Dividends
DFHT has not paid any cash dividends on its common stock to date and does not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon DFHT’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any cash dividends subsequent to a business combination will be within the discretion of the board of directors at such time. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.
Transfer Agent and Warrant Agent
The transfer agent for DFHT’s common stock and warrant agent for DFHT’s warrants is Continental Stock Transfer & Trust Company. DFHT has agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence or intentional misconduct of the indemnified person or entity. Continental Stock Transfer & Trust Company has agreed that it has no right of set-off or any right, title, interest or claim of any kind to, or to any monies in, the Trust Account, and has irrevocably waived any right, title, interest or claim of any kind to, or to any monies in, the Trust Account that it may have now or in the future. Accordingly, any indemnification provided will only be able to be satisfied, or a claim will only be able to be pursued, solely against us and our assets outside the Trust Account and not against the any monies in the Trust Account or interest earned thereon.
Anti-Takeover Provisions
Business Combinations
The combined company will be subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

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a stockholder who owns 15% or more of the combined company’s outstanding voting stock (otherwise known as an “interested stockholder”);

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an affiliate of an interested stockholder; or

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an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of our assets. However, the above provisions of Section 203 do not apply if:
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the combined company’s board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

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after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of the combined company’s voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

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on or subsequent to the date of the transaction, the initial business combination is approved by the combined company’s board of directors and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Authorized but Unissued Chares
The combined company’s authorized but unissued common stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.
Exclusive Forum for Certain Lawsuits
The Proposed Charter provides that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring any: (i) derivative action or proceeding brought on behalf of the Company; (ii) action asserting a claim of breach of fiduciary duty owed by any of the post-combination company’s directors, officers or other employees of the post-combination company to the post-combination company or its stockholders; (iii) action asserting a claim against the post-combination company, its directors, officers or employees arising pursuant to any provision of the DGCL or the Proposed Charter or Proposed Bylaws; or (iv) action asserting a claim against the post-combination company, its directors, officers or employees governed by the internal affairs doctrine, and if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel, except for, as to each of (i) through (iv) above, any claim (A) as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following the determination), (B) that is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, (C) for which the Court of Chancery does not have subject matter jurisdiction, or (D) any action arising under the Securities Act as to which the Court of Chancery and the federal district court for the District of Delaware shall have concurrent jurisdiction.
Under the Securities Act, federal and state courts have concurrent jurisdiction over all suits brought to enforce any duty or liability created by the Securities Act, and stockholders cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Accordingly, there is uncertainty as to whether a court would enforce such a forum selection provision as written in connection with claims arising under the Securities Act.
This forum selection clause may also discourage claims or limit stockholders’ ability to submit claims in a judicial forum that they find favorable and may result in additional costs for a stockholder seeking to bring a claim. While we believe the risk of a court declining to enforce this forum selection clause is low, if a court were to determine the forum selection clause to be inapplicable or unenforceable in an action, we may incur additional costs in conjunction with our efforts to resolve the dispute in an alternative jurisdiction, which could have a negative impact on our results of operations and financial condition.
Notwithstanding the foregoing, the forum selection clause will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder.
Special Meeting of Stockholders
Our bylaws provide that special meetings of our stockholders may be called only by a majority vote of our board of directors, by our Chief Executive Officer or by our Chairman.
Advance Notice Requirements for Stockholder Proposals and Director Nominations
The Proposed Bylaws provide that stockholders seeking to bring business before the combined company’s annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders, must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the company secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the anniversary date of the immediately preceding annual meeting of stockholders. Pursuant to Rule 14a-8 of the Exchange Act, proposals seeking inclusion in our annual proxy statement must comply with the notice periods contained therein. The Proposed Bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.
Action by written consent
Any action required or permitted to be taken by our common stockholders must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to our DFHT Class B Common Stock.
Classified Board of Directors
The combined company’s board of directors will initially be divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.
The Proposed Charter provides that the authorized number of directors may be changed only by resolution of the board of directors. Subject to the terms of any preferred stock, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class. Any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office. As a result, in most circumstances, a person can gain control of our board only by successfully engaging in a proxy contest at two or more annual meetings.
Class B Common Stock Consent Right
For so long as any shares of DFHT Class B Common Stock remain outstanding, we may not, without the prior vote or written consent of the holders of a majority of the shares of DFHT Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of our amended and restated certificate of incorporation, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the DFHT Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of DFHT Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding DFHT Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of DFHT Class B Common Stock were present and voted.
Securities Eligible for Future Sale
There are 17,968,750 shares of common stock outstanding. Of these shares, the 14,375,000 shares of DFHT Class A Common Stock are freely tradable without restriction or further registration under the Securities Act, except for any DFHT Class A Common Stock purchased by one of DFHT’s affiliates within the meaning of Rule 144 under the Securities Act. All of the outstanding founder shares (3,593,750) and all of the outstanding private placement warrants (2,916,667) are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering.
Rule 144
Pursuant to Rule 144, a person who has beneficially owned restricted shares or warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of DFHT’s affiliates at the time of, or at any time during the three months preceding, a sale and (ii) DFHT is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and has filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.
Persons who have beneficially owned restricted shares or warrants for at least six months but who are DFHT’s affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:
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1% of the total number of shares of common stock then outstanding; or

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the average weekly reported trading volume of the DFHT Class A Common Stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by DFHT’s affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.
Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies
Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:
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the issuer of the securities that was formerly a shell company has ceased to be a shell company;

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the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

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the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

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at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, the initial stockholders will be able to sell their founder shares and private placement warrants, as applicable, pursuant to Rule 144 without registration one year after DFHT has completed its initial business combination.

Following the Closing, the combined company will no longer be a shell company, and so, once the conditions listed above are satisfied, Rule 144 will become available for the resale of the above-noted restricted securities.
Registration Rights
In connection with the execution of the Business Combination Agreement, DFHT, the CareMax Group, IMC Parent, the sponsor, Deerfield Partners and certain other parties thereto (collectively, the “rights holders”) entered into an Amended and Restated Registration Rights Agreement, which amends and restates in its entirety the existing registration rights agreement, dated July 16, 2020, by and between DFHT and the parties thereto. Pursuant to the terms of the Amended and Restated Registration Rights Agreement, DFHT is required to use its reasonable best efforts to prepare and file with the SEC, no later than 30 days after the Closing Date, a shelf registration statement for an offering to be made on a continuous basis from time to time with respect to the resale of the registrable shares under the Amended and Restated Registration Rights Agreement. DFHT is further required to use reasonable best efforts to cause such shelf registration statement to be declared effective as soon as possible after filing, but in no event later than the earlier of 60 days following the filing date thereof and three business days after the SEC notifies DFHT that it will not review such registration statement, subject to extension in the event that the registration is subject comments from the SEC. In addition, pursuant to the terms of the Amended and Restated Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the rights holders may demand at any time or from time to time, that DFHT file a registration statement on Form S-1 or Form S-3 to register certain shares of DFHT Class A Common Stock held by such rights holders. The Amended and Restated Registration Rights Agreement will also provide the rights holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.
Listing of Securities
DFHT has applied to continue the listing of its common stock on Nasdaq under the symbol “CMAX” upon the closing of the Business Combination. Following the Closing, DFHT expects that its warrants will trade on Nasdaq under the symbol “CMAXW”. In connection with the Closing, each of the DFHT outstanding units will separate into the underlying shares of DFHT Class A common stock and public warrants and so the combined company will not have units traded following Closing of the Business Combination.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE REDEMPTION
The following discussion is a summary of certain material U.S. federal income tax considerations for holders of our common stock that elect to have their Common Stock redeemed pursuant to the Current Charter, which is referred to as the “Redemption.” This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. We have not sought, and do not intend to seek, a ruling from the IRS as to any U.S. federal income tax consequences described herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules, including financial institutions, insurance companies, mutual funds, pension plans, S corporations, partnerships or other entities classified as partnerships or pass-through entities for U.S. federal income tax purposes, or investors in such entities, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, tax-exempt organizations (including private foundations), investors that hold our common stock as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for U.S. federal income tax purposes, U.S. Holders (as defined below) that have a functional currency other than the U.S. dollar, certain former U.S. citizens or long-term residents, investors that directly, indirectly, or constructively own 5 percent or more (by vote or value) of our common stock, “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax, governments or agencies or instrumentalities thereof, persons who received their shares of our common stock pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary addresses only the federal income tax laws of the United States, and does not discuss any state, local, or non-U.S. tax considerations, any non-income tax considerations (such as gift or estate taxes), the consequences of special tax accounting rules under Section 451(b) of the Code, the alternative minimum tax or the Medicare tax on net investment income. In addition, this summary is limited to investors that hold our common stock as “capital assets” under the Code (generally, property held for investment).
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our common stock, the U.S. federal income tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partnership or a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a Redemption.
WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES THEREOF.
Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of our common stock that elect to have their common stock redeemed pursuant to the Redemption. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock who or that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•
a trust (A) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons (within the meaning of the Code) with the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock
In the event that a U.S. Holder’s common stock is redeemed pursuant to the Redemption, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the Redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the Redemption qualifies for sale treatment will depend largely on the total number of shares of our stock held or treated as held by the U.S. Holder both before and after the Redemption (including any stock constructively owned by the U.S. Holder as a result of owning warrants and stock ownership attributed to such U.S. Holder under applicable attribution rules) relative to all of our shares both before and after the Redemption. The Redemption generally will be treated as a sale of the common stock (rather than as a distribution) if the Redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only shares of our stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which generally would include common stock that could be acquired pursuant to the exercise of the warrants. Moreover, any of our stock that a U.S. Holder directly or constructively acquires pursuant to the Business Combination or the PIPE Investments generally should be included in determining the U.S. federal income tax treatment of the Redemption.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the Redemption must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the Redemption (taking into account both redemptions by other holders of common stock and the common stock to be issued pursuant to the Business Combination or the PIPE Investments). There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members, and the U.S. Holder does not constructively own any other shares of our stock (including any stock constructively owned by the holder as a result of owning warrants). The Redemption will be not essentially equivalent to a dividend if a U.S. Holder’s Redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the Redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the Redemption will be treated as a distribution and the tax effects will be as described below under “Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”
U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the Redemption will be treated as a sale or as a distribution under the Code.
Gain or Loss on Sale, Taxable Exchange, or Other Taxable Disposition of Common Stock
If the Redemption qualifies as a sale of common stock, generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the sum of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its common stock so disposed of. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the common stock described in this proxy statement/prospectus may suspend the running of the applicable holding period for this purpose. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost less any prior distributions treated as a return of capital. Long-term capital gain recognized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.
U.S. Holders who hold different blocks of common stock (shares of common stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Taxation of Distributions
If the Redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “Federal Income Tax Considerations to U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.” After the application of those rules, any remaining tax basis of the holder in the redeemed common stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided that certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder may constitute “qualified dividend income” that will be taxable at a reduced rate. It is unclear whether the redemption rights with respect to the common stock described in this proxy statement/prospectus may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock redeemed pursuant to the Redemption. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of our common stock (other than a partnership) that is not a U.S. Holder. The characterization for U.S. federal income tax purposes of the Redemption generally will correspond to the U.S. federal income tax characterization of the Redemption as described under “Federal Income Tax Considerations to U.S. Holders — Redemption of Common Stock.”
Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the Redemption will be treated as a sale or as a distribution under the Code.
Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock
If the redemption qualifies as a sale of common stock, subject to the discussions of FATCA (as defined below) and backup withholding below, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of its common stock, unless:
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the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States), in which case, unless an applicable income tax treaty provides otherwise, the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the Redemption, and a corporate Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);
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the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the Redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain (including any gain realized in connection with the Redemption) for the year (which gain may be offset by certain U.S.-source capital losses), even though the Non-U.S. Holder is not considered a resident of the United States; or

•
we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock, in which case, gain recognized by such holder in connection with the Redemption will be subject to tax at generally applicable U.S. federal income tax rates. In addition, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such Redemption. There can be no assurance that our common stock is or has been treated as regularly traded on an established securities market for this purpose. We believe that we are not, and have not been at any time since our formation, a United States real property holding corporation and we do not expect to be a United States real property holding corporation immediately after the Business Combination is completed.

Taxation of Distributions
If the Redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided that such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E).
Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock redeemed and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.” After the application of those rules, any remaining tax basis of the holder in the redeemed common stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it. If it cannot be determined at the time a distribution is made whether or not such distribution will be in excess of our current and accumulated earnings and profits, the distribution will be subject to withholding at the same 30% rate discussed in the last paragraph unless a Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E).
Because (i) it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s Redemption will be treated as a sale of shares or a distribution constituting a dividend, (ii) such determination will depend in part on a Non-U.S. Holder’s particular circumstances, and (iii) we generally cannot determine at the time we make a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we or the applicable withholding agent generally will withhold tax on the entire amount of any distribution at the 30% rate (subject to reduction by an applicable income tax treaty). However, if we or an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.
Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to U.S. federal withholding tax, provided that such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
Information Reporting and Backup Withholding
Information returns will be filed with the IRS in connection with payments resulting from our Redemption. U.S. Holders will have to provide their taxpayer identification number and comply with certain certification requirements to avoid backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid information reporting and backup withholding requirements.
Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a holder may be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that an appropriate claim for refund is timely filed with the IRS and the required information is timely furnished to the IRS.
FATCA
Sections 1471 through 1474 of the Code and the Treasury regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose a 30% withholding tax with respect to certain payments on our common stock, in each case if paid to a foreign financial institution or a non-financial foreign entity (including, in some cases, when such foreign financial institution or entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into, and complies with, an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any substantial U.S. owners or provides the withholding agent with a certification identifying the direct and indirect substantial U.S. owners of the entity or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. The withholding tax may apply to payments made to Non-U.S. Holders pursuant to the Redemption if the Redemption does not qualify as a sale of common stock described above. Thirty percent (30%) withholding under FATCA was scheduled to apply to the gross proceeds of a disposition of any stock, debt instrument, or other property that can produce U.S.-source dividends or interest beginning on January 1, 2019, but on December 13, 2018, the IRS released proposed regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds. Although these proposed Treasury Regulations are not final, taxpayers generally may rely on them until final Treasury Regulations are issued. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible implications of such withholding tax.

APPRAISAL RIGHTS
Appraisal rights are not available to holders of shares of DFHT Common Stock in connection with the Business Combination.

HOUSEHOLDING INFORMATION
Pursuant to the rules of the SEC, DFHT and servicers that DFHT employs to deliver communications to DFHT stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement. Upon written or oral request, DFHT will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that DFHT deliver single copies of the proxy statement in the future. Stockholders may notify DFHT of their requests by writing DFHT at its principal executive offices at 345 Park Ave South, New York, New York 10010, or calling at (212) 551-1600.

TRANSFER AGENT AND REGISTRAR
The transfer agent for DFHT’s securities and warrant agent for DFHT’s warrants is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS
Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS
For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our first annual meeting of stockholders, assuming consummation of the Business Combination, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Company’s bylaws. Assuming the meeting is held on or about December 15, 2021, such proposals must be received by the combined company at its offices at 8700 W. Flagler Street, Suite 400, Miami, Florida 33174, within a reasonable time before the combined company begins to print and send its proxy materials for the meeting.
In addition, the Proposed Bylaws, which will be effective upon the Closing, provide notice procedures for stockholders to propose business (other than director nominations) to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the combined company not later than the close of business on the 90th day nor earlier than the close of business 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after such anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date such meeting is first made. Thus, for our first annual meeting of stockholders, notice of a proposal must be delivered to our Secretary no later than September 16, 2021, and no earlier than August 17, 2021. The Chairperson of the combined company’s board of directors may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.
Further, the Proposed Bylaws, which will be effective upon the Closing, provide notice procedures for stockholders to nominate a person as a director to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the combined company (a) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held during the preceding year or the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting was first made. Thus, for our first annual meeting of stockholders, notice of a nomination must be delivered to our Secretary no later than September 16, 2021 and no earlier than August 17, 2021. The Chairperson of the combined company’s board of directors may refuse to acknowledge the introduction of any stockholder nomination not made in compliance with the foregoing procedures.

WHERE YOU CAN FIND MORE INFORMATION
DFHT files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read DFHT’s SEC filings, including this proxy statement, over the internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company by in writing at 345 Park Ave South, New York, New York 10010, or by telephone at (212) 551-1600.
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Individuals, please call toll-free: (800) 662-5200
Banks and brokerage, please call: (203) 658-9400
Email: DFHT.info@investor.morrowsodali.com
If you are a stockholder of DFHT and would like to request documents, please do so by May 28, 2021 to receive them before the Special Meeting. If you request any documents from the Company, the Company will mail them to you by first class mail, or another equally prompt means.
All information contained in this proxy statement relating to DFHT has been supplied by DFHT, and all such information relating to CareMax and IMC has been supplied by CareMax and IMC, respectively. Information provided by either DFHT, CareMax or IMC does not constitute any representation, estimate or projection of any other party.
This document is a proxy statement of DFHT for the Special Meeting of DFHT stockholders. The Company has not authorized anyone to give any information or make any representation about the Business Combination, DFHT, CareMax or IMC that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

Audited Combined Financial Statements of CareMax Medical Group, LLC and Affiliates
Report of Independent Registered Public Accounting Firm	F-31
Combined Balance Sheets as of December 31, 2020 and 2019	F-32
Combined Statements of Operations for the years ended December 31, 2020 and 2019	F-33
Combined Statements of Changes in Members’ Equity for the years ended December 31, 2020 and 2019	F-34
Combined Statements of Cash Flows for the years ended December 31, 2020 and 2019	F-35
Notes to Combined Financial Statements	F-36
Report of Independent Registered Public Accounting Firm	F-55
Combined Balance Sheets as of December 31, 2019 and 2018	F-56
Combined Statements of Operations for the years ended December 31, 2019 and 2018	F-57
Combined Statements of Changes in Members’ Equity for the years ended December 31, 2019 and 2018	F-58
Combined Statements of Cash Flows for the years ended December 31, 2019 and 2018	F-59
Notes to Combined Financial Statements	F-60

Report of Independent Registered Public Accounting Firm
To the Stockholders and the Board of Directors of
Deerfield Healthcare Technology Acquisitions Corp.
Opinion on the Financial Statements
We have audited the accompanying balance sheet of Deerfield Healthcare Technology Acquisitions Corp. (the “Company”) as of December 31, 2020, the related statements of operations, changes in stockholders’ equity and cash flows for the period from May 8, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the period from December 31, 2020 (inception) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Restatement of Financial Statements
As discussed in Note 2 to the financial statements, the Securities and Exchange Commission issued a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “Public Statement”) on April 12, 2021, which discusses the accounting for certain warrants as liabilities. The Company previously accounted for its warrants as equity instruments. Management evaluated its warrants against the Public Statement, and determined that the warrants should be accounted for as liabilities. Accordingly, the 2020 financial statements have been restated to correct the accounting and related disclosure for the warrants.
Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company’s business plan is dependent on the completion of a business combination and the Company’s cash and working capital as of December 31, 2020 are not sufficient to complete its planned activities. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ WithumSmith+Brown, PC
We have served as the Company’s auditor since 2020.
New York, New York
April 27, 2021

Deerfield Healthcare Technology Acquisitions Corp.
BALANCE SHEET
As Restated — See Note 2
December 31, 2020
Assets:
Current assets:
Cash	$908,711
Prepaid expenses	198,172
Total current assets	1,106,883
Investments held in Trust Account	143,836,562
Total assets	$144,943,445
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$458,155
Accrued expenses	3,168,000
Franchise tax payable	129,913
Total current liabilities	3,756,068
Deferred underwriting commissions	4,443,250
Derivative warrant liabilities	24,764,148
Total liabilities	32,963,466
Commitments and Contingencies (Note 6)
Class A common stock, $0.0001 par value; 10,697,997 shares subject to possible redemption at $10.00 per share	106,979,970
Stockholders’ Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 3,677,003 shares issued and outstanding (excluding 10,697,997 shares subject to possible redemption)	368
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 3,593,750 shares issued and outstanding	359
Additional paid-in capital	26,510,023
Accumulated deficit	(21,510,741)
Total stockholders’ equity	5,000,009
Total Liabilities and Stockholders’ Equity	$144,943,445
The accompanying notes are an integral part of these financial statements.

Deerfield Healthcare Technology Acquisitions Corp.
STATEMENTS OF OPERATIONS
As Restated — See Note 2
For the period from May 8, 2020 (inception) through December 31, 2020
General and administrative expenses	$3,776,741
General and administrative expenses – related party	105,000
Franchise tax expense	129,913
Loss from operations	(4,011,654)
Other income (expense)
Interest income from investments held in Trust Account	86,562
Change in fair value of warrant liabilities	(17,585,649)
Net loss	$(21,510,741)
Weighted average shares outstanding of Class A common stock	14,375,000
Basic and diluted net income per share	$—
Weighted average shares outstanding of Class B common stock	3,468,192
Basic and diluted net loss per share	$(6.20)
The accompanying notes are an integral part of these financial statements.

Deerfield Healthcare Technology Acquisitions Corp.
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
As Restated — See Note 2
For the period from May 8, 2020 (inception) through December 31, 2020
	Common Stock				Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Equity
	Class A		Class B
	Shares	Amount	Shares	Amount
Balance – May 8, 2020 (inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B common stock to Sponsor	—	—	3,593,750	359	24,641	—	25,000
Sale of Class A common stock in initial public offering, net of warrant liabilities	14,375,000	1,438	—	—	140,273,212	—	140,274,650
Offering costs	—	—	—	—	(7,480,781)	—	(7,480,781)
Excess of cash received over fair value of private placement warrants	—	—	—	—	671,851	—	671,851
Common stock subject to possible redemption	(10,697,997)	(1,070)	—	—	(106,978,900)	—	(106,979,970)
Net loss	—	—	—	—	—	(21,510,741)	(21,510,741)
Balance – December 31, 2020 (restated)	3,677,003	$368	3,593,750	$359	$26,510,023	$(21,510,741)	$5,000,009
The accompanying notes are an integral part of these financial statements.

Deerfield Healthcare Technology Acquisitions Corp.
STATEMENT OF CASH FLOWS
As Restated — See Note 2
For the period from May 8, 2020 (inception) through December 31, 2020
Cash Flows from Operating Activities:
Net loss	$(21,510,741)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on investments held in Trust Account	(86,562)
Change in fair value of derivative warrant liabilities	17,585,649
Changes in operating assets and liabilities:
Prepaid expenses	(197,818)
Accounts payable	455,911
Accrued expenses	3,168,000
Franchise tax payable	129,913
Net cash used in operating activities	(455,648)
Cash Flows from Investing Activities
Principal deposited in Trust Account	(143,750,000)
Net cash used in investing activities	(143,750,000)
Cash Flows from Financing Activities:
Proceeds from issuance of Class B common stock to Sponsor	25,000
Proceeds from note payable to related party	200,000
Repayment of note payable to related party	(200,000)
Proceeds received from initial public offering, gross	143,750,000
Proceeds received from private placement	4,375,000
Offering costs paid	(3,035,641)
Net cash provided by financing activities	145,114,359
Net increase in cash	908,711
Cash – beginning of the period	—
Cash – end of the period	$908,711
Supplemental disclosure of noncash activities:
Offering costs included in accounts payable	$1,890
Prepaid expenses included in accounts payable	$354
Deferred underwriting commissions in connection with the initial public offering	$4,443,250
Initial classification of Class A common stock subject to possible redemption	$128,444,190
Change in initial value of Class A common stock subject to possible redemption	$(21,464,220)
Initial fair value of warrant liabilities	$7,178,499
The accompanying notes are an integral part of these financial statements.

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Note 1 — Organization, Business Operations and Basis of Presentation
Incorporation
Deerfield Healthcare Technology Acquisitions Corp. (the “Company”) is a blank check company incorporated in Delaware on May 8, 2020.
Sponsor
The Company’s sponsor is DFHTA Sponsor LLC, a Delaware limited liability company (the “Sponsor”).
Business Purpose
The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisitions, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).
All activity for the period from May 8, 2020 (inception) through December 31, 2020 relates to the Company’s formation and the preparation of the initial public offering (the “Initial Public Offering”) described below, and since the Initial Public Offering, the search for a prospective initial business combination. The Company will not generate any operating revenues until after the completion of its initial business combination, at the earliest. The Company generates non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering.
Financing
The registration statement for the Initial Public Offering was declared effective on July 16, 2020. On July 21, 2020, the Company consummated the Initial Public Offering of 14,375,000 units (the “Units” and, with respect to the Class A common stock included in the Units, the “Public Shares”), including the issuance of 1,875,000 Units as a result of the underwriters’ exercise of their over-allotment option in full, at $10.00 per Unit, generating gross proceeds of approximately $143.8 million, and incurring offering costs of approximately $7.5 million, inclusive of approximately $4.4 million in deferred underwriting commissions (Note 4).
Simultaneously with the closing of the Initial Public Offering, the Company consummated the private placement (“Private Placement”) of 2,916,667 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”), at a price of $1.50 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of approximately $4.4 million (Note 5).
Trust Account
Upon the closing of the Initial Public Offering and the Private Placement, approximately $143.8 million ($10.00 per Unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement was placed in a trust account (the “Trust Account”) and invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations.
The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest earned on the funds that may be released to the Company to pay taxes, none of the funds held in Trust Account will be released until the earlier of: (i) the completion of the Business Combination; (ii) the redemption of any of the Public Shares to its holders (the “Public Stockholders”) properly tendered in connection with a stockholder vote to amend the Company’s certificate of incorporation

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
to modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares or with respect to any other material provision relating to stockholders’ rights or pre-initial business combination activity, or (iii) the redemption of 100% of the Public Shares if the Company does not complete a business combination by July 21, 2022.
The Company, after signing a definitive agreement for a business combination, will either (i) seek stockholder approval of the business combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the business combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund its working capital requirements (subject to an annual limit of $500,000) and/or to pay its taxes, or (ii) provide the Public Stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to commencement of the tender offer, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund its working capital requirements and/or to pay taxes,. The decision as to whether the Company will seek stockholder approval of the business combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete its business combination only if a majority of the outstanding shares of common stock voted are voted in favor of the business combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 upon consummation of the Company’s initial business combination and after payment of underwriters’ fees and commissions. In such case, the Company would not proceed with the redemption of its Public Shares and the related business combination, and instead may search for an alternate business combination.
If the Company holds a stockholder vote in connection with a business combination, a Public Stockholder will have the right to redeem its shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund its working capital requirements (subject to an annual limit of $500,000) and/or to pay its taxes. As a result, such common stock was recorded at redemption amount and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standard Codification (“ASC”) 480, “Distinguishing Liabilities from Equity (“ASC 480”).” The amount in the Trust Account was initially at $10.00 per Public Share ($143.75 million held in the Trust Account divided by 14,375,000 Public Shares).
The Company will have 24 months from the closing of the Initial Public Offering, or July 21, 2022, to complete its initial business combination (the “Combination Period”). If the Company does not complete a business combination within this period of time, it will (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares for a per share pro rata portion of the Trust Account, including interest and not previously released to the Company to fund its working capital requirements (subject to an annual limit of $500,000) (less taxes payable and up to $100,000 of such net interest to pay dissolution expenses) and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The Sponsor and the Company’s executive officers and independent director nominees (the “initial stockholders”) entered into a letter agreement with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their Founder Shares (as defined below); however, if the initial stockholders or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Initial

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Public Offering, they will be entitled to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete a business combination within the required time period. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the Initial Public Offering price per Unit in the Initial Public Offering.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).
As described in Note 2—Restatement of Previously Issued Financial Statements, the Company’s financial statements for the period from December 31, 2020, and the period from May 8, 2020 (inception) through December 31, 2020, and for the period from May 8, 2020 (inception) through September 30, 2020 (collectively, the “Affected Periods”), are restated in its Annual Report on Form 10-K/A for the period ended December 31, 2020 (the “Amended Annual Report”) to correct the misapplication of accounting guidance related to the Company’s warrants in the Company’s previously issued audited and unaudited condensed financial statements for such periods. The restated financial statements are indicated as “Restated” in the audited and unaudited condensed financial statements and accompanying notes, as applicable. See Note 2—Restatement of Previously Issued Financial Statements for further discussion.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Proposed Business Combination
On December 18, 2020, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among the Company, the entities listed in Annex I to the Business Combination Agreement (collectively, the “CareMax Group”), IMC Holdings, LLC, a Delaware limited liability company (“IMC Parent” and, together with the CareMax Group, each a “Seller” and any other party

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
that subsequent to the date of the Business Combination Agreement executes a joinder in form and substance reasonably acceptable to the Company, collectively, the “Sellers”), CareMax Medical Group, LLC, a Florida limited liability company (“CareMax”), IMC Medical Group Holdings, LLC, a Delaware limited liability company (“IMC” and, together with CareMax, each a “Company” and collectively, the “Companies”), and Deerfield Partners, L.P. (“Deerfield Partners”) (solely for purposes of certain exclusivity and non redemption provisions).
The Business Combination Agreement generally provides for (a) the sale and transfer of 100% of the equity interests in CareMax by the CareMax Group to the Company, (the “CareMax Units”) and (b) the sale and transfer of 100% of the equity interests in IMC by IMC Parent to the Company, (the “IMC Units”), as a result of which, upon consummation of the Business Combination, IMC and CareMax will become wholly-owned subsidiaries of the Company. CareMax is a tech-enabled, value based senior care provider serving Medicare Advantage patients. IMC is a value based senior care provider that provides primary, specialty and ancillary services to Medicare, Medicaid and Commercial/ACA patients. Upon the closing of the Business Combination, it is expected that the Company will be renamed CareMax, Inc., and remain listed on the Nasdaq stock market under a new ticker symbol.
Consideration
Subject to the satisfaction or waiver of certain conditions set forth in the Business Combination Agreement, the closing consideration payable by the Company to the CareMax Group in exchange for the CareMax Units will be equal to:
(a)
an amount in cash equal to $364,000,000, multiplied by 68%, subject to pre-closing adjustments, including adjustments based on estimated cash, debt and working capital at closing of the Business Combination; and

(b)
a number of shares of the Company’s Class A common stock, rounded down to the nearest whole number, equal to $364,000,000, multiplied by 32% and divided by a reference price of $10, subject to pre-closing adjustments, including adjustments based on estimated cash, debt and working capital at closing of the Business Combination.

Subject to the satisfaction or waiver of certain conditions set forth in the Business Combination Agreement, the closing consideration payable by the Company to IMC Parent in exchange for the IMC Units will be equal to:
(a)
an amount equal to (A) the product of $250,000,000, multiplied by 45%, subject to pre-closing adjustments, including adjustments based on estimated cash, debt and working capital at closing of the Business Combination; and

(b)
a number of shares of the Company’s Class A common stock, rounded down to the nearest whole number, equal to (A) $250,000,000, multiplied by 55% and divided by a reference price of $10, subject to pre-closing adjustments, including adjustments based on estimated cash, debt and working capital at closing of the Business Combination.

Escrow Consideration
At the closing of the Business Combination, the Company will deposit $500,000 and $1,000,000 into adjustment escrow accounts (the “Adjustment Escrow Amounts”), and of such $500,000 amount, 68% will be in cash and 32% will be in shares of the Company’s Class A common stock, and of such $1,000,000 amount, 45% will be in cash and 55% will be in shares of the Company’s Class A common stock (the “Adjustment Escrow Shares”), for the purpose of securing post-closing adjustment obligations of the CareMax Group and IMC Parent, respectively. Following the date on which the closing consideration is finally determined, pursuant to the Business Combination Agreement, all or a portion of the applicable Adjustment Escrow

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Amounts will either be released to the applicable Seller or to the Company in accordance with certain adjustment mechanisms.
Earnout
Up to an additional 2,900,000 shares of the Company’s Class A common stock (the “IMC Earnout Shares”) are payable after the closing of the Business Combination to IM§C Parent if: (i) at any time during the 12-month period following the closing of the Business Combination (“First Earnout Period”) the volume weighted average trading price of the Company’s Class A common stock equals or exceeds $12.50 on any 20 trading days in any 30-day trading period (the “$12.50 Share Price Trigger”), then 1,450,000 IMC Earnout Shares will be issued and paid to IMC Parent, and (ii) at any time during the 24-month period following the closing date of the Business Combination (the “Second Earnout Period”) the volume weighted average trading price of the Company’s Class A common stock equals or exceeds $15.00 on any 20 trading days in any 30-day trading period (the “$15.00 Share Price Trigger” and together with the $12.50 Share Price Trigger, the “Share Price Triggers”), then 1,450,000 IMC Earnout Shares will be issued and paid to IMC Parent. If the $12.50 Share Price Trigger is not satisfied but the $15.00 Share Price Trigger is satisfied, the Company shall issue and pay to IMC Parent 2,900,000 shares of the Company’s Class A common stock in connection with the satisfaction of the $15.00 Share Price Trigger.
Up to an additional 3,500,000 shares of the Company’s Class A common stock (the “CareMax Earnout Shares”) are payable after the closing of the Business Combination to the members of the CareMax Group if: (i) if during the First Earnout Period the volume weighted average trading price of the Company’s Class A common stock equals or exceeds the $12.50 Share Price Trigger, then 1,750,000 CareMax Earnout Shares will be issued and paid to the members of the CareMax Group, and (ii) at any time during the Second Earnout Period the volume weighted average trading price of the Company’s Class A common stock equals or exceeds the $15.00 Share Price Trigger, then 1,750,000 CareMax Earnout Shares will be issued and paid to the members of the CareMax Group. If the $12.50 Share Price Trigger is not satisfied but the $15.00 Share Price Trigger is satisfied, the Company shall issue and pay to the members of the CareMax Group 3,500,000 shares of the Company’s Class A common stock in connection with the satisfaction of the $15.00 Share Price Trigger.
The Company’s Class A common stock to be issued in connection with the transactions contemplated by the Business Combination Agreement will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.
Consummation of the transactions contemplated by the Business Combination Agreement is subject to customary conditions of the respective parties, including the approval of the Company’s stockholders in accordance with the second amended and restated certificate of incorporation (our “Current Charter”). It is a condition to the closing under the Business Combination Agreement that at the closing date, after giving effect to (i) the redemptions each holder of the Company’s Class A common stock is entitled to and (ii) the sale and issuance of the Company’s Class A common stock pursuant to the Deerfield Subscription Agreements (defined below), the Subscription Agreements (defined below) and the sale and issuance of other securities of the Company between the signing and closing, the amount of cash available to the Company in the aggregate, including amounts held in the Trust Account, shall be no less than $50,000,000.
In addition, consummation of the transactions contemplated by the Business Combination Agreement is subject to other closing conditions, including, among others: (i) that all applicable waiting periods and any extensions thereof under applicable antitrust, competition or similar laws have expired or been terminated; (ii) that there has been no material adverse effect on the applicable Company Group (as defined in the Business Combination Agreement); and (iii) that the Company shall not redeem the Company’s Class A common stock in an amount that would cause its net tangible assets to be less than $5,000,001.

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Other Agreements
In connection with the Business Combination, the following additional agreements were also executed and filed with the SEC by the Company on a Current Report on Form 8-K/A filed on December 21, 2020:
Lock-up Agreement
In connection with the execution of the Business Combination Agreement, the Company entered into a lock-up agreement, dated December 18, 2020 (the “Lock-up Agreement”), with the Sponsor, Deerfield Partners, certain other shareholders of the Company and the Sellers (collectively, the “Lock-up Holders”), pursuant to which, subject to certain exceptions and effective on the closing date, each of the Lock-up Holders have agreed to not transfer any shares of the Company’s Class A common stock held by such Lock-up Holder until the earlier of (i) six, nine or twelve months (as applicable to shares of the Company’s Class A common stock of the Lock-up Holder) after the date of the closing, (ii) only with respect to certain shares of the Company’s Class A common stock of the Lock-up Holders, the date on which, subsequent to the Business Combination, the VWAP of the Company’s Class A common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 calendar days after the closing, and (iii) the date following the completion of the transactions contemplated by the Business Combination Agreement on which the Company completes a Change in Control Transaction (as defined in the Business Combination Agreement).
Amended and Restated Registration Rights Agreement
In connection with the execution of the Business Combination Agreement, the Company, the Sellers, the Sponsor, Deerfield Partners and the other parties thereto (collectively, the “Rights Holders”) entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), which amends and restates in its entirety the existing Registration Rights Agreement, dated July 16, 2020, by and between the Company and the parties thereto. The Registration Rights Agreement will become effective upon the closing of the Business Combination, if consummated. If the Business Combination is not consummated, the existing registration rights agreement will remain in full force and effect. Pursuant to the terms of the Registration Rights Agreement, the Company will be obligated to file a registration statement to register the resale of certain of the Company’s Class A common stock held by the Rights Holders. In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Rights Holders may demand at any time or from time to time, that the Company file a registration statement on Form S-1 or Form S-3 to register certain shares of the Company’s Class A common stock held by such Rights Holders. The Registration Rights Agreement will also provide the Rights Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.
Subscription Agreements
In connection with the execution of the Business Combination Agreement, the Company entered into certain subscription agreements, each dated December 18, 2020 (the “Subscription Agreements”), with certain investors, pursuant to which such investors have agreed to purchase an aggregate of 30,500,000 shares of Class A common stock (together, the “Subscriptions”), for a purchase price of $10.00 per share, for an aggregate purchase price of $305,000,000, to be issued immediately prior to and conditioned upon the effectiveness of the consummation of the Business Combination (the “Third Party PIPE Investments”). The obligations of each party to consummate the Subscriptions are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement. The Company’s Class A common stock to be issued in connection with the Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.
Deerfield Subscription Agreements
In connection with the execution of the Business Combination Agreement, the Company entered into certain subscription agreements, each dated December 18, 2020 (the “Deerfield Subscription Agreements”), with each of Deerfield Partners and the Sponsor, pursuant to which such investors have agreed to purchase an aggregate of 10,000,000 shares of the Company’s Class A common stock (the “Deerfield Subscription”), for a purchase price of $10.00 per share, for an aggregate purchase price of $100,000,000, to be issued immediately prior to and conditioned upon the effectiveness of the consummation of the Business Combination (the “Deerfield PIPE Investments”). The obligations of each party to consummate the Deerfield Subscription are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement. The Company’s Class A common stock to be issued in connection with the Deerfield Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.
Consent and Waiver Letter
In connection with the execution of the Business Combination Agreement, the Company, Deerfield Partners and the Sponsor entered into a certain Consent and Waiver Letter (the “Consent and Waiver Letter”) pursuant to which, among other things, Deerfield Partners consented to the consummation of the Business Combination as required under that certain Letter Agreement, dated as of July 16, 2020 (the “July 16 Letter Agreement”), pursuant to which the Company agreed not to consummate its initial Business Combination (as defined in the July 16 Letter Agreement) without the consent of Deerfield Partners. In the Consent and Waiver Letter, the Sponsor, the holder of a majority of the outstanding the Company’s Class B common stock, also waived, in accordance with the Current Charter, any adjustment of the conversion provisions in Section 4.3(b)(ii) of our Current Charter that would, as a result of the consummation of the Business Combination or the transactions contemplated by the Business Combination Agreement, including the issuance of the stock portion of the closing consideration, the issuance, if at all, of Adjustment Escrow Shares, the IMC Earnout Shares, or CareMax Earnout Shares, the Third Party PIPE Investments or the Deerfield PIPE Investments, in each case, cause the Class B common stock to convert to Class A common stock at a ratio of greater than one-for-one upon consummation of the Business Combination contemplated by the Business Combination Agreement.
In addition, the Company received a commitment letter from certain lending affiliates of Royal Bank of Canada to syndicate and arrange debt financing in connection with the Business Combination.
Liquidity and Going Concern Considerations
The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. As of December 31, 2020, the Company had approximately $0.9 million in its operating bank account, approximately $87,000 in investment income held in the Trust Account available to pay franchise tax, and a working capital deficit of approximately $2.6 million. Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its acquisition plans.
In addition, in order to finance transaction costs in connection an intended business combination, the Sponsor may, but is not obligated to, provide the Company Working Capital Loans (see Note 5). Up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post-business combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such loans, if any, have

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
not been determined and no written agreements exist with respect to such loans to date. As of December 31, 2020, the Company had no Working Capital Loans outstanding.
Prior to the completion of the Initial Public Offering, the Company’s liquidity needs have been satisfied through the cash receipt of $25,000 from the Sponsor in exchange for the issuance of the Founder Shares, and a $200,000 Note issued to the Sponsor, which was repaid by the Company on July 16, 2020 (Note 5). Subsequent to the consummation of the Initial Public Offering and Private Placement, the Company’s liquidity needs have been satisfied with the proceeds from the consummation of the Private Placement not held in the Trust Account.
The Company will need to raise additional capital through loans or additional investments from its Sponsor, an affiliate of the Sponsor, or its officers or directors. The Company’s officers, directors and Sponsor, or their affiliates, may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. In connection with the Company’s assessment of going concern considerations in accordance with FASB Accounting Standards Update (“ASU”) 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined these conditions raise substantial doubt about the Company’s ability to continue as a going concern through the Combination Period, which is the date the Company is required cease all operations except for the purpose of winding up if it has not completed a business combination. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.
Note 2 —Restatement of Previously Issued Financial Statements
In April 2021, the Audit Committee of the Company, in consultation with management, concluded that, because of a misapplication of the accounting guidance related to its public and private placement warrants to purchase common stock that the Company issued in July 2020 (the “Warrants”), the Company’s previously issued financial statements for the Affected Periods should no longer be relied upon. As such, the Company is restating its financial statements for the Affected Periods included in the Amended Annual Report.
On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance on July 21, 2020, the Company’s Warrants were accounted for as equity within the Company’s previously reported balance sheets. After discussion and evaluation, including with the Company’s independent registered public accounting firm and the Audit Committee, management concluded that the Warrants should be presented as liabilities with subsequent fair value remeasurement.
Historically, the Warrants were reflected as a component of equity as opposed to liabilities on the balance sheets and the statements of operations did not include the subsequent non-cash changes in estimated fair value of the Warrants, based on our application of FASB ASC Topic 815-40, Derivatives and Hedging, Contracts in Entity’s Own Equity (“ASC 815-40”). The views expressed in the SEC Staff Statement were not consistent with the Company’s historical interpretation of the specific provisions within its warrant agreement and the Company’s application of ASC 815-40 to the warrant agreement. In light of the SEC Staff’s published views, the Company reassessed its accounting for the Warrants issued on July 21, 2020.

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Based on this reassessment, management determined that the Warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in the Company’s statement of operations each reporting period.
As a result of the foregoing, the Audit Committee, in consultation with management, concluded that the Company’s previously issued financial statements for the Affected Periods should be restated because of a misapplication in the guidance around accounting for our outstanding Warrants and should no longer be relied upon. The Company had initially accounted for the Warrants as a component of equity but upon further evaluation of the terms of the Warrants, concluded that the Warrants should be accounted for as a derivative liability. The warrant agreement governing the Warrants includes a provision (the “Replacement of Securities Upon Reorganization”) of which application of such provision could result in a different settlement value for the Warrants depending on their holder. Because the holder of an instrument is not an input into the pricing of a fixed-for-fixed option on the Company’s common stock, these Warrants could not be considered “indexed to the Company’s own stock.” In addition, the provision provides that in the event of a tender or exchange offer accepted by holders of more than 50% of the outstanding shares of the Company’s common stock, all holders of the Warrants (both the public Warrants and private placement Warrants) would be entitled to receive cash for their Warrants. In other words, in the event of a qualifying cash tender offer (which could be outside of the Company’s control), all Warrant holders would be entitled to cash, while only certain of the holders of the Company’s common stock would be entitled to cash. These provisions preclude the Company from classifying the Warrants in stockholders’ equity. As a result of these provisions, the Company has restated its financial statements to reflect the Company’s Warrants as a derivative liability with changes in the fair value recorded in the current period earnings.
The Warrants were issued in connection with the Company’s Initial Public Offering of 14,375,000 Units and Private Placement Warrants completed on July 21, 2020. Each Unit consists of one of the Company’s shares of Class A common stock, $0.0001 par value, and one-fifth of one redeemable warrant. Each whole Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share. The Warrants will expire worthless five years from the date of issuance. The material terms of the Warrants are more fully described in Note 7.

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Impact of the Restatement
The impact of the restatement on the balance sheets, statements of operations and statements of cash flows for the Affected Periods is presented below. The restatement had no impact on net cash flows from operating, investing or financing activities.
	As of December 31, 2020
	As Previously Reported	Restatement Adjustment	As Restated
Balance Sheet
Total assets	$144,943,445	$—	$144,943,445
Liabilities and stockholders’ equity
Total current liabilities	$3,756,068	$—	$3,756,068
Deferred underwriting commissions	4,443,250	—	4,443,250
Derivative warrant liabilities	—	24,764,148	24,764,148
Total liabilities	8,199,318	24,764,148	32,963,466
Class A ordinary shares, $0.0001 par value; shares subject to possible redemption	131,744,120	(24,764,150)	106,979,970
Stockholders’ equity
Preferred stock- $0.0001 par value	—	—	—
Class A ordinary stock – $0.0001 par value	120	248	368
Class B ordinary stock – $0.0001 par value	359	—	359
Additional paid-in-capital	8,924,620	17,585,403	26,510,023
Accumulated deficit	(3,925,092)	(17,585,649)	(21,510,741)
Total stockholders’ equity	5,000,007	2	5,000,009
Total liabilities and stockholders’ equity	$144,943,445	$—	$144,943,445
	For the Period from May 8, 2020 (inception) through December 31, 2020
	As Previously Reported	Restatement Adjustment	As Restated
Statement of Operations
Loss from operations	$(4,011,654)	$—	$(4,011,654)
Other (expense) income:
Fair value adjustment on derivative warrant liabilities	—	(17,585,649)	(17,585,649)
Interest earned on investments held in Trust Account	86,562	—	86,562
Total other (expense) income	86,562	(17,585,649)	(17,499,087)
Net loss	$(3,925,092)	$(17,585,649)	$(21,510,741)
Basic and Diluted weighted-average Class A ordinary shares outstanding	14,375,000	—	14,375,000
Basic and Diluted net loss per Class A share	$—	—	$—
Basic and Diluted weighted-average Class B ordinary shares outstanding	3,468,192	—	3,468,192
Basic and Diluted net loss per Class B share	$(1.13)	—	$(6.20)

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
	For the Period from May 8, 2020 (inception) through December 31, 2020
	As Previously Reported	Restatement Adjustment	As Restated
Statement of Cash Flows
Net loss	$(3,925,092)	$(17,585,649)	$(21,510,741)
Adjustment to reconcile net loss to net cash used in operating activities	(86,562)	17,585,649	17,499,087
Net cash used in operating activities	(455,648)	—	(455,648)
Net cash used in investing activities	(143,750,000)	—	(143,750,000)
Net cash provided by financing activities	137,935,860	—	137,935,860
	As of September 30, 2020
	As Previously Reported	Restatement Adjustment	As Restated
Unaudited Condensed Balance Sheet
Total assets	$145,032,529	$—	$145,032,529
Liabilities and stockholders’ equity
Total current liabilities	$146,941	$—	$146,941
Deferred underwriting commissions	4,443,250	—	4,443,250
Derivative warrant liabilities	—	8,360,013	8,360,013
Total liabilities	4,590,191	8,360,013	12,950,204
Class A ordinary shares, $0.0001 par value; shares subject to possible redemption	135,442,330	(8,360,010)	127,082,320
Stockholders’ equity
Preferred stock- $0.0001 par value	—	—	—
Class A ordinary stock – $0.0001 par value	83	84	167
Class B ordinary stock – $0.0001 par value	359	—	359
Additional paid-in-capital	5,226,447	1,181,427	6,407,874
Accumulated deficit	(226,881)	(1,181,514)	(1,408,395)
Total stockholders’ equity	5,000,008	(3)	5,000,005
Total liabilities and stockholders’ equity	$145,032,529	$—	$145,032,529

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
	For the Three Months Ended September 30, 2020
	As Previously Reported	Restatement Adjustment	As Restated
Unaudited Condensed Statement of Operations
Loss from operations	$(239,727)	$—	$(239,727)
Other (expense) income:
Fair value adjustment on derivative warrant liabilities	—	(1,181,514)	(1,181,514)
Interest earned on investments held in Trust Account	43,410	—	43,410
Total other (expense) income	43,410	(1,181,514)	(1,138,104)
Net loss	$(196,317)	$(1,181,514)	$(1,377,831)
Basic and Diluted weighted-average Class A ordinary shares outstanding	14,375,000		14,375,000
Basic and Diluted net loss per Class A share	$0.00		$0.00
Basic and Diluted weighted-average Class B ordinary shares outstanding	3,593,750		3,593,750
Basic and Diluted net loss per Class B share	$(0.05)		$(0.38)
	For the period from May 8 (inception) through September 30, 2020
	As Previously Reported	Restatement Adjustment	As Restated
Unaudited Condensed Statement of Operations
Loss from operations	$(270,291)	$—	$(270,291)
Other (expense) income:
Fair value adjustment on derivative warrant liabilities	—	(1,181,514)	(1,181,514)
Interest earned on investments held in Trust Account	43,410	—	43,410
Total other (expense) income	43,410	(1,181,514)	(1,138,104)
Net loss	$(226,881)	$(1,181,514)	$(1,408,395)
Basic and Diluted weighted-average Class A ordinary shares outstanding	14,375,000		14,375,000
Basic and Diluted net loss per Class A share	$0.00		$0.00
Basic and Diluted weighted-average Class B ordinary shares outstanding	3,593,750		3,593,750
Basic and Diluted net loss per Class B share	$(0.06)		$(0.39)

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
	For the period from May 8 (inception) through September 30, 2020
	As Previously Reported	Restatement Adjustment	As Restated
Unaudited Condensed Statement of Cash Flows
Net loss	$(226,881)	$(1,181,514)	$(1,408,395)
Adjustment to reconcile net loss to net cash used in operating activities	(43,410)	1,181,514	1,138,104
Net cash used in operating activities	(376,769)	—	(376,769)
Net cash used in investing activities	(143,750,000)	—	(143,750,000)
Net cash provided by financing activities	145,114,359	—	145,114,359
In addition, the impact to the balance sheet dated July 21, 2020, filed on Form 8-K on July 27, 2020 related to the impact of accounting for the public and private warrants as liabilities at fair value resulted in a $7.2 million increase to the derivative warrant liabilities line item at July 21, 2020 and offsetting decrease to the Class A common stock subject to redemption mezzanine equity line item. There is no change to total stockholders’ equity at the reported balance sheet date.
Note 3 — Summary of Significant Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation limit of $250,000, and investments held in Trust Account. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.
Investments Held in the Trust Account
The Company’s portfolio of investments held in the Trust Account is comprised of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities, or a combination thereof. The Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these securities is included in net gain on investments, dividends and interest held in Trust Account in the accompanying statement of operations. The estimated fair values of investments held in the Trust Account were determined using available market information.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had approximately $0.9 million in cash as of December 31, 2020.

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Fair Value of Financial Instruments
Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:
•
Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

• Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and
• Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.
In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.
As of December 31, 2020, the carrying values of cash, prepaid expenses, accounts payable, accrued expenses, and franchise tax payable approximate their fair values due to the short-term nature of the instruments. The Company’s investments held in Trust Account are comprised of investments in U.S. Treasury securities with an original maturity of 185 days or less or investments in money market funds that comprise only U.S. Treasury securities and are recognized at fair value. The fair value of investments held in Trust Account is determined using quoted prices in active markets.
Derivative Warrant Liabilities
The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815-15. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period.
The Company accounts for its 5,791,667 common stock warrants issued in connection with its Initial Public Offering (2,875,000) and Private Placement (2,916,667) as derivative warrant liabilities in accordance with ASC 815-40. Accordingly, the Company recognizes the warrant instruments as liabilities at fair value and adjusts the instruments to fair value at each reporting period. The liabilities are subject to re-measurement at each balance sheet date until exercised, and any change in fair value is recognized in the Company’s statement of operations. The fair value of the Public Warrants issued in connection with the Public Offering and Private Placement Warrants were initially measured at fair value using a Monte Carlo simulation model and subsequently, the fair value of the Private Placement Warrants have been estimated using a Monte Carlo simulation model each measurement date. The fair value of Public Warrants issued in connection with the Initial Public Offering have subsequently been measured based on the listed market price of such warrants.
Offering Costs Associated with the Initial Public Offering
The Company complies with the requirements of the ASC 340-10-S99-1. Offering costs consisted of legal, accounting, underwriting fees, and other costs incurred that were directly related to the Initial Public Offering and that were charged to stockholders’ equity upon the completion of the Initial Public Offering.

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Class A Common Stock Subject to Possible Redemption
The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A common stock subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Shares of conditionally redeemable Class A common stock (including Class A common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, shares of Class A common stock are classified as stockholders’ equity. The Company’s Class A common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, at December 31, 2020, 10,697,997 shares of Class A common stock subject to possible redemption are presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.
Net Loss Per Common Share
The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. The Company has not considered the effect of the warrants sold in the Initial Public Offering and Private Placement to purchase an aggregate of 5,791,667 shares of Class A common stock in the calculation of diluted earnings per share, since their inclusion would be anti-dilutive under the treasury stock method. As a result, diluted earnings per share is the same as basic earnings per share for the period presented.
The Company’s statement of operations includes a presentation of income per share for common stock subject to redemption in a manner similar to the two-class method of income per share. Net loss per share, basic and diluted for Class A common stock is calculated by dividing the investment income earned on the Trust Account, net of applicable income and franchise taxes and available working capital allowance which resulted in $0 for the period from May 8, 2020 (inception) to December 31, 2020, by the weighted average number of shares of Class A common stock outstanding for the period. Net loss per share, basic and diluted for Class B common stock is calculated by dividing the net loss of approximately $21,510,741, less the income attributable to Class A common stock of $0, by the weighted average number of shares of Class B common stock outstanding for the period.
Income Taxes
The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 31, 2020. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense.
Recent Accounting Pronouncements
The Company’s management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Note 4 —Initial Public Offering
Public Units
On July 21, 2020, the Company consummated the Initial Public Offering of 14,375,000 Units, including the issuance of 1,875,000 Units as a result of the underwriters’ exercise of their over-allotment option in full, at $10.00 per Unit, generating gross proceeds of approximately $143.8 million, and incurring offering costs of approximately $7.5 million, inclusive of approximately $4.4 million in deferred underwriting commissions.
Each Unit consists of one of the Company’s shares of Class A common stock, $0.0001 par value and one-fifth of one redeemable warrant (the “Warrants”). Each whole Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share. The exercise price and number of shares of Class A common stock issuable upon exercise of the Warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation.
Affiliated Units
Certain domestic private pooled investment vehicles managed by Deerfield Management Company, L.P. (“Deerfield Management”) and its affiliates (the “Deerfield Funds”) purchased 3,360,000 public Units in the Initial Public Offering at the Initial Public Offering price (“Affiliated Units”). On July 16, 2020, the Company also entered into a letter agreement (the “Deerfield Letter Agreement”) with Deerfield Management, pursuant to which the Company has agreed to not complete a business combination without the consent of Deerfield Management, which consent Deerfield Management has indicated it does not intend to provide if the Company’s proposed initial business combination is with a target that is not primarily engaged in the healthcare industry.
Note 5 — Related Party Transactions
Founder Shares
On May 22, 2020, the Sponsor received 2,875,000 shares of Class B common stock (the “Founder Shares”) in exchange for a capital contribution of $25,000, or approximately $0.009 per share. On June 25, 2020, the Company effected 1:1.25 stock split of Class B common stock resulting in the Sponsor holding an aggregate of 3,593,750 Founder Shares. All share and per-share amounts have been retroactively restated. In June 2020, the Sponsor transferred 50,000 Founder Shares to each of Steven Hochberg, the Company’s Chief Executive Officer, Christopher Wolfe, the Company’s Chief Financial Officer, and Richard Barasch, the Company’s Executive Chairman, and 25,000 Founder Shares to each of Dr. Peter J. Fitzgerald, Dr. Linda Grais and Hon. Dr. David J. Shulkin, the Company’s independent director nominees, for the same per-share price initially paid by the Company’s Sponsor, resulting in the Sponsor holding 3,368,750 Founder Shares.
The Founder Shares are identical to the shares of Class A common stock included in the Units being sold in the Initial Public Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below. The initial stockholders collectively own 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering.
Of the 3,593,750 Founder Shares outstanding, up to 468,750 Founder Shares would have been forfeited by the initial stockholders depending on the exercise of the underwriters’ over-allotment option. The underwriters fully exercised their over-allotment option on July 21, 2020; thus, these shares were no longer subject to forfeiture.
The initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until the earlier of (A) one year after the completion of the Company’s initial business combination, or earlier if, subsequent to the Company’s initial business combination, the closing price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
150 days after the Company’s initial business combination, and (B) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction after the initial business combination that results in all of the Company’s stockholders having the right to exchange their common stock for cash, securities or other property.
Private Placement Warrants
Simultaneously with the closing of the Initial Public Offering, the Company consummated the Private Placement of 2,916,667 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of approximately $4.4 million.
Each Private Placement Warrant entitles the holder to purchase one share of Class A common stock at $11.50 per share. A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering to be held in the Trust Account pending completion of the Company’s initial business combination.
If the Company does not complete a business combination, then the proceeds will be part of the liquidating distribution to the Public Stockholders and the Warrants issued to the Sponsor will expire worthless.
Sponsor Loan
On May 22, 2020, the Sponsor agreed to loan the Company up to an aggregate of $200,000 pursuant to a promissory note (the “Note”) to cover expenses related to this Initial Public Offering. This loan was payable without interest on the earlier of December 31, 2020 or the completion of the Initial Public Offering. The Company received the $200,000 proceeds under the Note and repaid this Note in full on July 16, 2020.
Administrative Services Agreement
Commencing on the date that the Company’s securities are first listed on Nasdaq, the Company agreed to pay the Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of the Company’s management team. Upon completion of the initial business combination or the Company’s liquidation, the Company will cease paying such monthly fees. For the period from May 8, 2020 (inception) through December 31, 2020, the Company incurred $60,000 related to these services. No amounts were due as of December 31, 2020.
Wolfe Strategic Services Agreement
Commencing on the date that the Company’s securities are first listed on Nasdaq, the Company agreed to pay its Chief Financial Officer, Christopher Wolfe, $7,500 per month for his services prior to the initial business combination. For the period from May 8, 2020 (inception) through December 31, 2020, the Company incurred $45,000 related to these services. No amounts were due as of December 31, 2020.
Working Capital Loans
In order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post-business combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans to date. As of December 31, 2020, the Company had no Working Capital Loans outstanding.

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Note 6 — Commitments and Contingencies
Registration Rights
The initial stockholders and holders of the Private Placement Warrants are entitled registration rights pursuant to a registration rights agreement entered into on July 21, 2020. The initial stockholders and holders of the Private Placement Warrants are entitled to make up to three demands, excluding short form registration demands, that the Company registers such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the expenses incurred in connection with the filing of any such registration statements. In connection with the signing of the Business Combination Agreement, the Company entered into the Amended and Restated Registration Rights Agreement, which amended and restated in its entirety the existing registration rights agreement described above if the initial Business Combination is consummated.
Underwriting Agreement
The Company granted the underwriters a 45-day option to purchase up to 1,875,000 additional Units to cover any over-allotment, at the initial public offering price less the underwriting discounts and commissions. The warrants that would be issued in connection with the 1,875,000 over-allotment Units are identical to the public warrants and have no net cash settlement provisions. The underwriters fully exercised their over-allotment option on July 21, 2020.
The Company paid an underwriting discount of 2.0% of the per Unit offering price, or approximately $2.5 million in the aggregate at the closing of the Initial Public Offering and agreed to pay an additional fee (the “Deferred Underwriting Fees”) of 3.5% of the gross offering proceeds, or approximately $4.4 million in the aggregate upon the Company’s completion of an initial business combination. The Deferred Underwriting Fees will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its initial business combination. With respect to the Affiliated Units, the underwriters received $0.10 per Unit paid upon the closing of the Initial Public Offering, and $0.175 per unit in the deferred underwriting commissions placed in the Trust Account.
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Note 7 — Derivative Warrant Liabilities
As of December 31, 2020, the Company has 2,875,000 and 2,916,667 Public Warrants and Private Placement Warrants, respectively, outstanding.
Public Warrants may only be exercised for a whole number of shares. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a business combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder (or the Company permits holders to exercise their Public Warrants on a cashless basis under certain circumstances). The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a business combination, the Company will use its best

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
efforts to file with the SEC and have an effective registration statement covering the shares of Class A common stock issuable upon exercise of the warrants and to maintain a current prospectus relating to those shares of Class A common stock until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrantholders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Company’s shares of Class A common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. The Public Warrants will expire five years after the completion of a business combination or earlier upon redemption or liquidation.
The Public Warrants will have an exercise price of $11.50 per share and will expire five years after the completion of a business combination or earlier upon redemption or liquidation.
In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the initial stockholders or their affiliates, without taking into account any Founder Shares held by the initial stockholders or such affiliates, as applicable, prior to such issuance including any transfer or reissuance of such shares) (such price, the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Class A common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Value, the $18.00 per share redemption trigger price described below under “Redemption of Warrants when the price per share of Class A common stock equals or exceeds $10.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described below under “Redemption of Warrants when the price per share of Class A common stock equals or exceeds $10.00” will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.
Redemption of Warrants when the price per share of Class A common stock equals or exceeds $18.00  —
The Company may call the Public Warrants for redemption:
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption; and

•
if, and only if, the last reported sales price of the Class A common stock equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within the 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Redemption of Warrants when the price per share of Class A common stock equals or exceeds $10.00  —
The Company may also redeem the outstanding Public Warrants once they become exercisable:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their Warrants on a cashless basis prior to redemption and receive that number of shares based on the redemption date and the “fair market value” of the Class A common stock; and

•
if, and only if, the last reported sale price of its Class A common stock equals or exceeds $10.00 per Public Share (as adjusted) for any 20 trading days within the 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders.

The “fair market value” of the Company’s Class A common stock shall mean the average last reported sale price of its Class A common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants.
Pursuant to the warrant agreement, references above to Class A common stock shall include a security other than Class A common stock into which the Class A common stock has been converted or exchanged for in the event the Company is not the surviving company in its initial business combination.
No fractional shares of Class A common stock will be issued upon redemption. If, upon redemption, a holder would be entitled to receive a fractional interest in a share, the Company will round down to the nearest whole number of the number of shares of Class A common stock to be issued to the holder.
The Private Placement Warrants are identical to the Public Warrants, except that the Private Placement Warrants and the shares of Class A common stock issuable upon exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination and they will be non-redeemable so long as they are held by the initial purchasers of the Private Placement Warrants or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units being sold in the Initial Public Offering.
If the Company does not complete a business combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.
Note 8 — Stockholders’ Equity
Class A Common Stock — The Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share. As of December 31, 2020, there were 14,375,000 shares of Class A common stock issued and outstanding. Of the outstanding shares of Class A common stock, 13,174,412 were subject to possible redemption at December 31, 2020, and therefore classified outside of permanent equity.
Class B Common Stock — The Company is authorized to issue 10,000,000 shares of Class B common stock with a par value of $0.0001 per share. Holders of the Company’s Class B common stock are entitled to one vote for each share. In May 2020, the Company issued 2,875,000 shares of Class B common stock to the Sponsor. On June 25, 2020, the Company effected 1:1.25 stock split of Class B common stock resulting in the Sponsor holding an aggregate of 3,593,750 Class B common stock resulting in 3,593,750 shares of Class B common stock outstanding, of which up to 468,750 shares of Class B common stock would have

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
been forfeited by the initial stockholders depending on the exercise of the underwriters’ over-allotment option. The underwriters fully exercised their over-allotment option on July 21, 2020; thus, these shares were no longer subject to forfeiture.
The Class B common stock will automatically convert into Class A common stock at the time of the initial Business Combination on a one-for-one basis (as adjusted). In the case that additional shares of Class A common stock or equity-linked securities are issued or deemed issued in connection with the initial Business Combination, the number of shares of Class A common stock issuable upon conversion of all Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the total number of shares of Class A common stock outstanding after such conversion (after giving effect to any redemptions of shares of Class A common stock by Public Stockholders), including the total number of shares of Class A common stock issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any shares of Class A common stock or equity-linked securities or rights exercisable for or convertible into shares of Class A common stock issued, or to be issued, to any seller in the initial Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans, provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock, par value $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2020, there were no shares of preferred stock issued or outstanding.
Note 9 — Fair Value Measurements
The Company follows the guidance in FASB ASC Topic 820, “Fair Value Measurements”, for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period. The following table presents information about the Company’s financial assets that are measured at fair value on a recurring basis as of December 31, 2020 by level within the fair value hierarchy:
Description	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
Investments held in Trust Account U.S. Treasury Bills maturing January 21, 2021	$143,836,562	$—	$—
Liabilities:
Derivative warrant liabilities – Public	$11,787,500	$—	$—
Derivative warrant liabilities – Private	$—	$—	$12,976,648
The fair value of the Public Warrants issued in connection with the Initial Public Offering and Private Placement Warrants were initially measured at fair value using a Monte Carlo simulation model and subsequently, the fair value of the Private Placement Warrants have been estimated using a Monte Carlo simulation model each measurement date. The fair value of Public Warrants issued in connection with the Initial Public Offering have been measured based on the listed market price of such warrants since September 2020. The Company recognized $7,178,499 for the derivative warrant liabilities upon their issuance on July 21, 2020. For the period from May 8, 2020 (inception) through December 31, 2020, the Company recognized a charge to the statement of operations resulting from an increase in the fair value of liabilities of $17,585,649 presented as change in fair value of derivative warrant liabilities on the accompanying statement of operations.

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
Transfers to/from Levels 1, 2 and 3 are recognized at the end of the reporting period. The estimated fair value of the Public Warrants transferred from a Level 3 measurement to a Level 1 fair value measurement in September 2020 when the Public Warrants were separately listed and traded.
The estimated fair value of the Private Placement Warrants, and the Public Warrants prior to being separately listed and traded, is determined using Level 3 inputs. Inherent in a Monte Carlo simulation are assumptions related to expected stock-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its common stock based on historical volatility of select peer companies that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates remaining at zero.
The following table provides quantitative information regarding Level 3 fair value measurements inputs as their measurement dates:
	As of July 21, 2020	As of December 31, 2020
Volatility	25.0%	25%
Probability of completing a Business Combination	70.0%	78%
Expected life of the options to convert	5.86	5.42
Risk-free rate	0.35%	0.42%
Dividend yield	0.0%	0.0%
The change in the fair value of the warrant liabilities from May 8, 2020 (inception) through December 31, 2020 is summarized as follows:
Change in FV of warrant liabliities
Warrant liabilities at May 8, 2020 (inception)	$—
Issuance of Public and Private Warrants	7,178,499
Change in fair value of warrant liabilities	17,585,649
Warrant liabilities at December 31, 2020	$24,764,148
Note 10—Income Taxes
The Company’s taxable income primarily consists of interest income on the Trust Account, less any franchise taxes. The Company’s formation and operating costs are generally considered start-up costs and are not currently deductible.
The income tax provision (benefit) for the period from May 8, 2020 (inception) through December 31, 2020 consists of the following:
December 31, 2020
Current
Federal	$—
State	—
Deferred
Federal	(824,269)
State	—

DEERFIELD HEATLHCARE TECHNOLOGY ACQUISITIONS CORP.
NOTES TO FINANCIAL STATEMENTS
December 31, 2020
Valuation allowance	824,269
Income tax provision	$—

The Company’s net deferred tax assets are as follows:
December 31, 2020
Deferred tax assets:
Start-up/Organization costs	$815,166
Net operating loss carryforwards	9,104
Total deferred tax assets	824,269
Valuation allowance	(824,269)
Deferred tax asset, net of allowance	$—
In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from May 8, 2020 (inception) to December 31, 2020, the valuation allowance was approximately $824,000.
A reconciliation of the statutory federal income tax rate (benefit) to the Company’s effective tax rate for the period from May 8, 2020 (inception) through December 31, 2020 is as follows:
Statutory Federal income tax rate	21.0%
Change in fair value of derivative warrant liabilities	(17.2)%
Change in Valuation Allowance	(3.8)%
Effective Tax Rate	0.0%
There were no unrecognized tax benefits as of December 31, 2020. No amounts were accrued for the payment of interest and penalties as of December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
Note 11 — Subsequent Events
On January 20, 2021, the Company filed a preliminary proxy in connection with the Proposed Business Combination described in Note 1.
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date financial statements were issued. Other than as described herein, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To Management and the Board of Directors,
Caremax Medical Group, LLC and Affiliates:
Opinion on the Combined Financial Statements
We have audited the accompanying combined balance sheets of Caremax Medical Group, LLC and Affiliates (the “Company”) as of December 31, 2020 and 2019, and the related combined statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes (collectively referred to as the “combined financial statements”). In our opinion, the combined financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the combined financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ WithumSmith+Brown, PC
We have served as the Company’s auditor since 2020.
Red Bank, New Jersey
March 1, 2021

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
COMBINED BALANCE SHEETS
DECEMBER 31, 2020 AND 2019
	2020	2019
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$4,934,426	$4,437,704
Accounts Receivable	9,395,022	5,187,182
Inventory	15,475	10,619
Prepaid Expenses	182,465	188,493
Risk Settlements Due from Providers	79,964	128,419
Due from Related Parties	273,505	109,539
Total Current Assets	14,880,857	10,061,956
Property and Equipment, net	4,796,382	3,454,219
Goodwill	10,067,730	5,577,030
Intangible Assets, net	8,575,235	5,043,021
Other Assets	182,944	194,748
Total Assets	$38,503,148	$24,330,974
LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Current Maturities of Long-Term Debt, net	$1,004,703	$705,054
Accounts Payable	1,044,256	1,515,323
Due to Related Parties	38,888	20,457
Risk Settlements Due to Providers	642,946	443,653
Accrued Interest Payable	148,902	123,632
Accrued Expenses	2,572,188	529,082
Total Current Liabilities	5,451,883	3,337,201
Long-Term Debt, less current maturities, net	26,324,606	16,047,708
Total Liabilities	31,776,489	19,384,909
MEMBERS’ EQUITY
Units (no par value, 200 authorized, issued and outstanding at December 31, 2020 and 2019)	223,100	223,100
Members’ Equity	6,503,559	4,937,161
Total Members’ Equity – controlling interest	6,726,659	5,160,261
Noncontrolling Interest	—	(214,196)
Total Members’ Equity	6,726,659	4,946,065
Total Liabilities and Members’ Equity	$38,503,148	$24,330,974
The accompanying notes are an integral part of these financial statements

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
COMBINED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	2020	2019
Revenue
Capitated Revenue	$120,055,312	$90,109,682
Other Patient Service Revenue	369,939	491,859
Total Revenue	120,425,251	90,601,541
Expenses
Medical Expenses	67,014,557	51,622,064
Administrative Fee	17,003,977	13,237,389
Selling, General and Administrative Expenses	27,107,059	19,176,227
Total Operating Expenses	111,125,593	84,035,680
Interest expense	1,728,024	720,398
Net Income	7,571,634	5,845,463
Net Income (Loss) Attributable to Noncontrolling Interests	(29,269)	(173,194)
Net Income Attributable to Controlling Interests	$7,600,903	$6,018,657
Weighted-average Units Outstanding	200	200
Net Income per Unit- Basic and Diluted	$38,005	$30,093
The accompanying notes are an integral part of these financial statements

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
COMBINED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	Units	Members’ Units	Members’ Equity	Total Controlling Interest	Noncontrolling Interest	Total Members’ Equity
BALANCE – DECEMBER 31, 2018	200	$223,100	$3,806,069	$4,029,169	$(151,348)	$3,877,821
Net Income (Loss)		—	6,018,657	6,018,657	(173,194)	5,845,463
Purchase of Noncontrolling Interest Ownership		—	(473,219)	(473,219)	—	(473,219)
Change in Noncontrolling Interest Due to Ownership Change		—	(110,346)	(110,346)	110,346	—
Distributions		—	(4,304,000)	(4,304,000)	—	(4,304,000)
BALANCE – DECEMBER 31, 2019	200	$223,100	$4,937,161	$5,160,261	$(214,196)	$4,946,065
Net Income (Loss)		—	7,600,903	7,600,903	(29,269)	7,571,634
Purchase of Noncontrolling Interest Ownership		—	(2,100,100)	(2,100,100)	—	(2,100,100)
Change in Noncontrolling Interest Due to Ownership Change		—	(243,465)	(243,465)	243,465	—
Distributions		—	(3,690,940)	(3,690,940)	—	(3,690,940)
BALANCE – DECEMBER 31, 2020	200	$223,100	$6,503,559	$6,726,659	$—	$6,726,659
The accompanying notes are an integral part of these financial statements

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$7,571,634	$5,845,463
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation Expense	858,421	732,552
Amortization Expense	642,786	243,345
Amortization of Debt Issuance Costs	176,528	69,139
Loss on Disposal of Fixed Asset	—	13,268
Loss on Extinguishment of Debt	451,496	—
(Increase) Decrease in Assets:
Accounts Receivable	(4,207,840)	(463,143)
Inventory	(4,856)	(186)
Prepaid Expenses	6,028	(3,991)
Risk Settlements Due from Providers	48,455	(68,978)
Due from Related Parties	(163,966)	(40,013)
Other Assets	11,804	(33,361)
Increase (Decrease) in Liabilities:
Accounts Payable	(685,921)	209,757
Due to Related Parties	18,425	20,457
Risk Settlements Due to Providers	199,293	229,273
Long-term Debt	—	—
Accrued Expenses	394,197	261,592
Net Cash Provided by Operating Activities	5,316,484	7,015,174
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	(2,150,584)	(730,330)
Acquisition of Business	(2,565,700)	(10,023,106)
Purchase of Noncontrolling Interest Ownership	(1,896,767)	(473,219)
Net Cash Used in Investing Activities	(6,613,051)	(11,226,655)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under Loan & Security Agreement	4,074,895	11,957,330
Loan from Paycheck Protection Program	2,164,145	—
Proceeds from Line of Credit	—	2,700,000
Principal Payments on Line of Credit	—	(1,350,000)
Principal Payments on Long-Term Debt	(425,445)	(511,137)
Debt Issuance Costs	—	(125,000)
Repayments on Purchase Agreement Holdback	(329,366)	—
Member Distributions	(3,690,940)	(4,304,000)
Net Cash Provided by Financing Activities	1,793,289	8,367,193
NET INCREASE IN CASH AND CASH EQUIVALENTS	496,722	4,155,712
Cash and Cash Equivalents – Beginning of Year	4,437,704	281,992
CASH AND CASH EQUIVALENTS – END OF YEAR	$4,934,426	$4,437,704
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Cash Paid for Interest	$1,251,258	$527,627
Purchase of Property and Equipment through Long-Term Debt	$50,000	$402,601
Debt Issuance and Interest Costs Paid through Long-Term Debt	$399,158	$566,395
Payment on Line of Credit through New Debt Proceeds	$—	$2,000,000
Extinguishment of Long-Term Debt through New Debt Proceeds	$2,500,000	$1,476,335
Acquisition of Business Financed through Long-Term Debt	$6,050,816	$1,000,000
Purchase of Non-Controlling Interest through Accounts Payable	$203,333	$—
The accompanying notes are an integral part of these financial statements

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 1. NATURE OF BUSINESS
Basis of Presentation and Principles of Consolidation
CareMax Medical Group, LLC (“CareMax” or “CMG”) and Affiliates, collectively referred to as “we” or “us” or “our” or the “Company”, was organized on January 25, 2013 under Florida law with headquarters in Miami, Florida to operate primary medical care centers serving Medicare beneficiaries. Managed Health Care Partners, LLC (“MHP”), an affiliate company, was organized on May 7, 2009 under Florida Law with the same business purpose. The Company and MHP invest resources into primary care to prevent unnecessary acute events and manage chronic illnesses. The Company engages Medicare eligible patients through the use of an innovative community outreach approach. Once patients are engaged, the Company integrates population health analytics, social support services and primary care into the care model to drive improved outcomes. The Company contracts with health plans to generate medical cost savings and realize a return on its investment in primary care. As of December 31, 2020, the Company operated 12 centers in South Florida with one under construction and due to open in the first or second quarter of 2022. These financial statements represent the combined financial results of these two limited liability companies.
CareMax Medical Group is organized as a limited liability company (“LLC”). As such, no member, agent or employee of the Company shall be personally liable for debts, obligations or liabilities of the Company, whether arising in contract, tort, or otherwise or for the acts or omissions of any other member, director, manager, agent or employee of the Company, unless the individual has agreed otherwise under the provisions of the Company’s operating agreement or signed a specific personal guarantee. The duration of the Company is perpetual.
CMG functions as a holding company with 100% ownership of CareMax Medical Center, LLC, (“CMC”), Broward, Hialeah, Homestead, Miami, North Miami, Coral Way, Tamarac, Westchester, Pembroke Pines, Pines Care, Little Havana One and Little Havana Two. CMC is an essentially dormant entity, which was dissolved in 2020. Broward, Coral Way, Hialeah, Homestead, Miami, North Miami, Pembroke Pines, Pines Care, Tamarac, Westchester, Little Havana One and Little Havana Two (collectively, the Medical Centers) are medical centers throughout South Florida providing care to residents, specifically Medicare Advantage members attributed to MHP. MHP is a managed services organization (“MSO”) serving Medicare patients both for the combined Medical Centers described above, as well as unrelated contracted health care providers, primarily under capitated contracts. MHP and CMG share common ownership, with the majority of ownership being through organizations controlled by the Company management, which is consistent across MHP and CMG.
On December 14, 2020, the Company purchased the remaining 25% non-controlling interest in Hialeah for $1,700,000. A holdback in the amount of $170,000 will be retained until December 14, 2021 and is included in Accounts Payable. The Company had purchased an additional 24% interest in Hialeah during 2019 for $473,219, thus reducing the non-controlling interest share to 25% ownership. The purchase amount was paid in installments with the final payment being made in May 2020. The Company purchased the remaining 40% membership interest in Pembroke Pines in February 2020 for $400,000 which included one lump sum payment of $200,000 and 12 equal monthly installments of $16,667. At December 31, 2020, the remaining balance of $33,333 is included in Accounts Payable. Also in February 2020, the Company purchased the remaining 40% membership interest in Pines Care for $100 which was paid on the closing date.
The Company considers itself to control an entity if it is the majority owner of or has voting control over such entity. The Company also assesses whether it has a controlling financial interest through means other than voting rights over potential variable interest entities (or “VIEs”) and determines the primary beneficiary of the VIE. The Company consolidates a VIE if the Company is the primary beneficiary of the VIE. We concluded that there are no entities that CareMax should consolidate based on the VIE model.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 1. NATURE OF BUSINESS (continued)
The accompanying audited combined financial statements and notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The combined financial statements of CareMax include the financial statements of all wholly-owned subsidiaries and majority-owned or controlled companies. For those combined subsidiaries where our ownership is less than 100%, the portion of the net income or loss allocable to the non-controlling interests is reported as “Net income (loss) attributable to non-controlling interests” in the combined statements of operations. Intercompany balances and transactions have been eliminated in consolidation.
Sale to Deerfield Healthcare Technology Acquisition Corporation
The Company follows the guidance in ASC 805 to determine if an acquisition is an acquisition of a business or a group of assets. We consolidate a business when we obtain a controlling financial interest in it. We use the acquisition method of accounting and identify the acquisition date, recognize and measure the identifiable assets acquired, liabilities assumed and any non-controlling interest at their acquisition date fair values. See Note 5.
On December 18, 2020 the Company entered into a definitive business combination agreement with Deerfield Healthcare Technology Acquisition Corporation (“DFHT”), a Delaware Corporation and blank check company. The agreement provides for DFHT to acquire 100% of the equity interests of the Company and Interamerican Medical Center Group, LLC, a Florida limited liability company (“IMC”), in exchange for a combination of cash and Class A common shares of DFHT. The transaction will be regarded as a reverse recapitalization, with the Company being the accounting acquirer and continuing financial reporting entity, due to its control of both DFHT and IMC.
On January 20, 2021, DFHT filed a preliminary proxy statement with the U.S. Securities and Exchange Commission to solicit the approval of its shareholders for the business combination in which it plans to acquire 100% of the equity interests of CareMax. See Note 5.
Subsequent Events
Management of the Company has evaluated subsequent events through March 1, 2021, the date on which the combined financial statements were available to be issued.
Impact of COVID 19 on our Business
On March 11, 2020, the World Health Organization declared the spread of Coronavirus Disease (COVID-19) a worldwide pandemic. The COVID-19 pandemic is having significant effects on global markets, supply chains, businesses, and communities. Specific to the Company, COVID-19 has impacted various parts of its 2020 operations and financial results including but not limited to nominal additional costs for emergency preparedness, disease control and containment, potential personnel shortages, government mandated waivers of member cost sharing for diagnoses and treatment, and increased utilization of member medical benefits. Management believes the Company is taking appropriate actions to mitigate the negative impact. However, the continuing impact of COVID-19 is unknown. Certain emergency grant and loan funding options have become available for the Company that have been evaluated and pursued, as appropriate, to address the financial impact of COVID-19.
In April 2020, the Company applied for and received loans through the Small Business Administration (SBA) Paycheck Protection Program (PPP) of approximately $2,164,000 (see Note 7) with a two-year term at an interest rate of 0.98%. There are provisions under the PPP loan program where all or a portion of the loan may be forgiven based on certain criteria like eligible spending thresholds and maintaining full-time equivalent (FTE) employees. The amount of loan forgiveness has yet to be determined.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. The areas where significant estimates are used in the accompanying financial statements include the valuation of and related impairment recognition of long-lived assets, including intangibles and goodwill and settlements related to revenue and the revenue accrual. Actual results could differ from those estimates.
Concentration of Credit Risk and Significant Customers
Financial instruments that potentially subject the Company to concentration of credit risk consist of cash, cash equivalents and accounts receivable. The Company’s cash balances with individual banking institutions might be in excess of federally insured limits from time to time. The Company believes it is not exposed to any significant concentrations of credit risk from these financial instruments. The Company has not experienced any losses on its deposits of cash and cash equivalents. The Company’s concentration of credit risk in accounts receivable is limited by the diversity, geography and number of patients and payers.
HealthSun Health Plans (“HealthSun”) represented approximately 100% and 98% of the Company’s accounts receivable balance as of December 31, 2020 and 2019, respectively. HealthSun represented 90% and 99% of the Company’s revenues for the years ended December 31, 2020 and 2019, respectively.
Revenue Recognition
Since capitated revenue is received regardless of whether services are performed, the performance obligation is the completion of enrollment of the patient and providing access to care. Fee-for-service revenue generally relates to contracts with patients in which our performance obligation is to provide healthcare services to the patients. Revenues are recorded during the period our obligations to provide healthcare services are satisfied.
Capitated revenue consists primarily of capitated fees for medical services provided by us under capitated arrangements directly made with various Medicare Advantage managed care payors. The Company receives a fixed fee per patient under what is typically known as a “risk contract.” Risk contracting, or full risk capitation, refers to a model in which the Company receives from the third-party payor a fixed payment per patient per month (“PPPM” payment) for a defined patient population, and the Company is then responsible for providing healthcare services required by that patient population. The Company is responsible for incurring or paying for the cost of healthcare services required by that patient population. Fees are recorded gross in revenues because the Company is acting as a principal in arranging for, providing and controlling the managed healthcare services provided to the managed care payors’ eligible enrolled members. Neither the Company nor any of its affiliates is a registered insurance company because state law in the states in which it operates does not require such registration for risk-bearing providers.
The Company’s payor contracts generally have a term of one year or longer, but the contracts between the enrolled members (our customers) and the payor are one calendar year or less. In general, the Company considers all contracts with customers (enrolled members) as a single performance obligation to stand ready to provide managed healthcare services. The Company identified that contracts with customers for capitation arrangements have similar performance obligations and therefore groups them into one portfolio. This performance obligation is satisfied as the Company stands ready to fulfill its obligation to enrolled members.
Settlements with third-party payors for retroactive adjustments due to capitation risk adjustment, or claim audits, reviews or investigations are considered variable consideration and are included in the

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
determination of the estimated transaction price for providing patient care. These settlements are estimated based on the terms of the payment agreement with the payor, correspondence from the payor and the Company’s historical settlement activity, including an assessment to ensure that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the retroactive adjustment is subsequently resolved. Estimated settlements are adjusted in future periods as adjustments become known (that is, new information becomes available), or as years are settled or are no longer subject to such audits, reviews, and investigations.
The Company has determined that the nature, amount, timing, and uncertainty of revenue and cash flows are affected by the following factors:
•
Geography of the service location

•
Demographics of members

•
Health needs of members

•
Method of reimbursement (capitation or fee for service)

•
Enrollment changes

•
Rate changes

•
For fee for service activities, the payors (for example, Medicare, Medicaid, commercial insurance, patient) which have different reimbursement/payment methodologies.

The Company has elected the practical expedient allowed under Financial Accounting Standards Board (FASB) ASC 606-10-32-18 and does not adjust the promised amount of consideration from patients and third-party payors for the effects of a significant financing component due to the Company’s expectation that the period between the time the service is provided to a patient and the time that the patient or a third-party payor pays for that service will be one year or less.
The Company has applied the practical expedient provided by FASB ASC 340-40-25-4 and all incremental customer contract acquisition costs are expensed as they are incurred as the amortization period of the asset that the Company otherwise would have recognized is one year or less in duration.
For the years ended December 31, 2020 and 2019 substantially all of the revenue recognized by the Company was from goods and services, namely, providing access to physicians and wellness centers.
The Company had agreements in place with the payors listed below. Payor sources of capitated revenue for each period presented were as follows:
	Year ended December 31, 2020	Year ended December 31, 2019
HealthSun	90%	99%
Simply Healthcare	6%	1%
Humana	2%	—
Preferred Care	1%	—
CarePlus	1%	—
	100%	100%
Other Patient Service Revenue
Other patient service revenue is comprised of ancillary fees earned under contracts with certain managed care organizations for the provision of certain care coordination services and care management

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
services and is also comprised of fee-for-service revenue. This is recognized at the time of service for patients who are not covered under capitated arrangements.
Cash and Cash Equivalents
The Company considers all highly-liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The carrying value of these assets approximates fair value. At times, amounts on deposit may be in excess of the Federal Deposit Insurance Corporation (FDIC) limit.
Accounts Receivable
Accounts Receivable consists of estimated risk adjustment settlements due from payors as described above, estimated settlements under the Medicare Part D program, and capitated funds withheld by payors subject to final settlement, less estimated claims outstanding. See Note 3 for additional detail on payor contracts.
Inventories
Inventories are measured at the lower of cost (first in, first out method) or net realizable value.
Deferred Financing Costs
The Company has adopted the accounting guidance in FASB Accounting Standards Update (ASU) No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires an entity to present debt issuance costs as a direct deduction from the face amount of the related borrowings, amortize debt issuance costs using the effective interest method over the term of the related debt, and record amortization expense as a component of interest expense.
On December 10, 2020, the Company amended the existing loan and security agreement with a third party and increased its borrowing by $8.5 million (see Note 7). Deferred financing costs associated with this increased debt amount were approximately $382,000. The amendment resulted in a loss on extinguishment of debt which included lender fees.
Related amortization expense for the years ended December 31, 2020 and 2019 was $245,356 and $69,140, respectively. The amortization expense is calculated on a straight-line basis, which approximates the effective interest method.
Goodwill and Intangible Assets
Goodwill, which represents the excess of cost over the fair value of net assets acquired, amounted to $10,067,730 and $5,577,030 at December 31, 2020 and 2019, respectively. Pursuant to ASC 350, “Intangibles — Goodwill and Other,” we review goodwill annually in the 4th quarter or whenever significant events or changes indicate the possibility of impairment. For purposes of the annual goodwill impairment assessment, the Company has identified a single reporting unit. The most recently completed impairment test of goodwill was performed in the fourth quarter of 2020, and it was determined that no impairment existed.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
The following table displays a roll-forward of the carrying amount of goodwill by subsidiary from December 31, 2018 to December 31, 2020:
	Hiahleah	Coral Way	Tamarac	Havana 1	Havana 2	Total Company
Balances as of December 31, 2018	$186,150	$322,998	$—	$—	$—	$509,148
Goodwill Acquired	—	—	5,067,882			5,067,882
Impairment Losses	—	—	—			—
Balances as of December 31, 2019	186,150	322,998	5,067,882	—	—	5,577,030
Goodwill Acquired	—	—		1,570,700	2,920,000	4,490,700
Impairment Losses	—	—	—			—
Balances as of December 31, 2020	$186,150	$322,998	$5,067,882	$1,570,700	$2,920,000	$10,067,730
Identifiable intangible assets with a finite useful life are amortized over their useful lives. The Company has elected to amortize risk contract intangible assets over an 11-year period and non-competition agreement intangible assets over a 5-year period. Net intangible assets, subject to amortization, amounted to $8,575,235 and $5,043,021 at December 31, 2020 and 2019, respectively. We review the recoverability of long-lived intangible assets whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable.
Amortization expense for intangible assets totaled $642,786 and $243,344 for the years ended December 31, 2020 and 2019, respectively. Expected annual amortization expense for these assets over the next five years and thereafter is as follows:
Year ending December 31	Amount
2021	1,007,095
2022	1,007,095
2023	998,291
2024	944,368
2025	841,215
thereafter	3,777,171
$8,575,235
The following table displays a summary of identified intangible assets by asset type from December 31, 2018 to December 31, 2020:
	Risk Contracts	Non-competition Agreements	Total Intangible Assets
Balances as of December 31, 2018	$395,287	$61,078	$456,365
Intangible Assets Acquired	4,180,000	650,000	4,830,000
Less Amortization Expense	(180,617)	(62,727)	(243,344)
Balances as of December 31, 2019	4,394,670	648,351	5,043,021
Intangible Assets Acquired	3,575,000	600,000	4,175,000
Less Amortization Expense	(476,905)	(165,881)	(642,786)
Balances as of December 31, 2020	$7,492,765	$1,082,470	$8,575,235

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Property and Equipment
Property and equipment is recorded at cost. Maintenance and repairs are charged to expense as incurred. Depreciation is provided over the estimated useful life of each class of depreciable asset and is computed on the straight-line method. Leasehold improvements are depreciated over the lesser of the length of the related lease plus any renewal options or the estimated life of the asset.
A summary of estimated useful lives is as follows:
Leasehold Improvements	15 to 39 Years
Furniture and Equipment	5 to 7 Years
Vehicles	5 Years
Software	3 Years
Income Taxes
All entities of the Company are organized as limited liability companies, or LLCs. As a result, the federal and state income tax consequences of the Company’s operations are the direct responsibility of the unitholders. We record uncertain tax positions on the basis of the two-step process in ASC 740 in which we 1) determine whether it is more likely than not that the tax position will be sustained on the basis of the merits of the position and 2) for those tax positions that meet the more-likely-than-not recognition threshold, we recognize the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.
Advertising and Promotional Costs
The Company expenses advertising and promotional costs when incurred. Advertising and promotional expenses were approximately $476,000 and $631,000 for the years ended December 31, 2020 and 2019, respectively.
Medical Expenses
Medical expenses include capitation payments and fee for service claims paid, claims in process and pending, and an estimate of unreported claims and charges by physicians, hospitals, and other health care providers for services rendered to enrollees during the period. Changes to prior-period estimates of medical expenses are reflected in the current period.
Recently Adopted Accounting Pronouncements
In May 2014, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606) (ASU 2014-09). ASU 2014-09’s core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the organization expects to be entitled in exchange for those goods or services. ASU 2014-09 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018. The Company early adopted ASU 2014-09 on January 1, 2018 as described herein.
ASU 2014-09 requires entities to exercise more judgment and recognize revenue using a five-step process. The Company adopted ASU 2014-09 using the modified retrospective method for all contracts effective January 1, 2018 and is applied individually to managed care contracts as explained in Note 3, and using a portfolio approach to group contracts with similar characteristics and analyze historical cash

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
collections trends for other revenue sources. Modified retrospective adoption requires entities to apply the standard retrospectively to the most current period presented in the combined financial statements, requiring the cumulative effect of the retrospective application as an adjustment to the opening balance of members’ equity at the date of initial application. Prior periods have not been adjusted and no cumulative-effect adjustment in members’ equity was recorded. The impact of adopting ASU 2014-09 did not have a significant impact on the Company’s combined balance sheet or combined statement of income.
The Company evaluated the nature, amount, timing and uncertainty of revenue and cash flows using the five-step process provided within ASU 2014-09. Revenue is primarily derived through capitated premium revenue under the payor agreement described herein.
In January 2017, the FASB issued ASU 2017-01, Business Combinations, Clarifying the Definition of a Business to address acquisitions of assets being accounted for as acquisitions of businesses by acquirers. A screen of the elements of a business was presented to aid in the determination of what constitutes a business. This ASU is effective for public business entities in annual periods beginning after December 15, 2017 including interim periods within those periods. We adopted the ASU on January 1, 2018.
In August 2018, the FASB issued ASC 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure for Fair Value Measurement (“ASU 2018-13”), which modifies the disclosure requirements for fair value measurements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years, with partial early adoption permitted for eliminated disclosures. The method of adoption varies by the disclosure. The Company adopted the new guidance on January 1, 2020, noting no impact on its combined financial statements and related disclosures.
In January 2017, the FASB issued ASU 2017-04, Simplifying the Test for Goodwill Impairment to eliminate Step 2 of the goodwill impairment test requiring procedures to determine the fair value of a reporting unit and assigning it to all of its assets and liabilities, which was time consuming and costly. The ASU is effective for public business entities in fiscal years beginning after December 15, 2019. We adopted the ASU on January 1, 2020 with no impact to our financial statements.
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform in response to concerns about structural risks of interbank offering rates. The amendments apply to contracts, hedging relationships and other transactions that reference LIBOR or other reference rate expected to be discontinued. Because of reference rate reform, modifications of contracts within the scope of Topics 310, Receivables and 470, Debt should be accounted for prospectively by adjusting the effective interest. Amendments in the update are effective for all entities as of March 12, 2020 through December 31, 2022. The Company has elected to apply the amendments for any contract modifications that are received for Topic 470, Debt, prospectively, effective with the interim period which begins January 1, 2020. The Company has not received any contract modifications and therefore has incurred no changes to its financial statements.
Recent Accounting Pronouncements Not Yet Adopted
In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”), which amends the accounting for leases, requiring lessees to recognize most leases on their balance sheet with a right-of-use asset and a lease liability. Leases will be classified as either finance or operating leases, which will impact the expense recognition of such leases over the lease term. ASU 2016-02 also modifies the lease classification criteria for lessors and eliminates some of the real estate leasing guidance previously applied for certain leasing transactions. In June 2020, the FASB issued ASU 2020-05 that deferred the required effective date for non-issuers to fiscal years beginning after December 15, 2021 and to interim periods within fiscal years beginning after December 15, 2022. The Company will therefore adopt ASU 2016-02 on January 1, 2022. Because of the number of leases the Company utilizes to support its operations, the adoption of ASU 2016-02 is expected

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
to have a significant impact on the Company’s combined financial position and results of operations. Management is currently evaluating the extent of this anticipated impact on the Company’s combined financial statements, including quantitative and qualitative factors, as well as any changes to its leasing strategy that may be needed.
In October 2018, the FASB issued ASU 2018-17, Consolidation — Targeted Improvements to Related Party Guidance for Variable Interest Entities (Topic 810) (“ASU 2018-17”). ASU 2018-17 eliminates the requirement that entities consider indirect interests held through related parties under common control in their entirety when assessing whether a decision-making fee is a variable interest. Instead, the reporting entity will consider such indirect interests on a proportionate basis. ASU 2018-17 is effective for a public company for fiscal years beginning after December 15, 2020, and interim periods within fiscal years beginning after December 15, 2021. All entities are required to apply the adjustments in ASU 2018-17 retrospectively with a cumulative-effect adjustment to members’ equity at the beginning of the earliest period presented. Early adoption is permitted. The Company is currently evaluating the impact ASU 2018-17 will have on its combined financial statements and related disclosures.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 introduces a new model for recognizing credit losses on financial instruments based on an estimate of current expected credit losses. The guidance is effective for us beginning January 1, 2022. The new current expected credit losses (CECL) model generally calls for the immediate recognition of all expected credit losses and applies to loans, accounts and trade receivables as well as other financial assets measured at amortized cost, loan commitments and off-balance sheet credit exposures, debt securities and other financial assets measured at fair value through other comprehensive income, and beneficial interests in securitized financial assets. The new guidance replaces the current incurred loss model for measuring expected credit losses, requires expected losses on available for sale debt securities to be recognized through an allowance for credit losses rather than as reductions in the amortized cost of the securities, and provides for additional disclosure requirements. The Company plans to adopt this standard on January 1, 2023 and does not believe adoption will have a material effect on its combined financial statements.
Recent Accounting Pronouncements Not Yet Adopted
In January 2020, the FASB issued ASU 2020-01, Investments — Equity Securities (Topic 321), Investments — Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) — Clarifying the Interactions between Topic 321, Topic 323, and Topic 815 (“ASU 2020-01”). ASU 2020-01 clarifies the interaction of the accounting for equity securities under Topic 321 and investments accounted for under the equity method of accounting in Topic 323 and the accounting for certain forward contracts and purchased options accounted for under Topic 815. The guidance is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2021. The Company is currently evaluating the impact the adoption of ASU 2020-01 will have on its combined financial statements.
We do not expect that any other recently issued accounting guidance will have a significant effect on our combined financial statements.
NOTE 3. PAYOR AND PROVIDER AGREEMENTS
Payor Agreements
For the years ended December 31, 2020 and 2019, 90% and 99% of the Company’s capitated revenue was a result of one payor agreement, the MSO Risk Agreement we have with HealthSun. Under the MSO Risk Agreement, MHP receives per patient per month Medicare premiums for attributed members passed

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 3. PAYOR AND PROVIDER AGREEMENTS (continued)
down from the payor, less related expenses including reductions for sequestration, applicable premium taxes, an administrative fee of 15%, and applicable medical expenses. Funding is provided through capitation payments to MHP of approximately 30% of 85% of the gross premiums, with remaining settle up occurring after reconciliation of applicable medical expenses (capitation and fee for service) and other applicable settlements such as retroactive Medicare risk adjustments, and Medicare Part D Low Income Cost Sharing (LICS), Reinsurance, and Risk Corridor program settlements. With only the capitated premiums paid up front to MHP, the payor maintains a running service fund balance with the remaining withheld funds to cover the other expense and settlement items above, including estimates for incurred but not reported (IBNR) claims, and the CMS risk adjustment and Part D settlements described above. The Company maintains its own estimates for these settlements and tracks the running balance with the payor, with the net estimated amount due from or to the payor recorded in due from/to health plans in the accompanying combined balance sheets.
In the accompanying combined statements of operations, the 15% administrative fee is included in administrative expenses, capitated revenue is recorded net of sequestration reductions and any impact from retroactive risk settlements. Impact from Part D settlements is included with medical expenses. All other medical expenses for both downstream capitation payments to providers, and fee for service expenses, are included in medical expenses. The administrative fee totaled approximately $17.0 million and $13.2 million for the years ended December 31, 2020 and 2019, respectively.
MHP also has other MSO arrangements similar in practice to the agreement explained above, however they make up only approximately 1% or less of total capitated revenue, administrative fees, and medical expenses, respectively, for the years ended December 31, 2020 and 2019.
Provider Agreements
MHP also has downstream provider agreements with all the combined Medical Center entities, as well as unrelated medical providers. These agreements generally have a capitation component with a fixed per patient per month payment provided to the contracted provider. Some providers also share in the risk of the members under the MSO Risk Agreement explained above. All expenses for capitation and other risk sharing arrangements for downstream risk providers are included in medical expenses in the accompanying combined statements of operations. For providers with risk sharing, a running balance is tracked similar to the balance under the MSO Risk Agreement described above, but at an individual entity-level. Any amounts due to or from these at-risk providers are included in risk settlements due from/to providers in the accompanying combined balance sheets. All revenue and expense for combined Medical Center entities and any intercompany balances due under the provider agreements have been eliminated in the combined financial statements.
NOTE 4. REINSURANCE POLICY BETWEEN MSO AND COMPANY, THE BENEFICIARY
The Company has a reinsurance policy with an insurance carrier for high-dollar inpatient claims. The reinsurance policy covers most individual claims from an attachment point of $150,000 at 90%, up to an individual member maximum of $2,000,000. Reinsurance recoveries were approximately $310,000 and $1,479,000 for the years ended December 31, 2020 and 2019, respectively. Reinsurance premium expense totaled approximately $1,000,000 and $764,000 for the years ended December 31, 2020 and 2019, respectively. For the years ended December 31, 2020 and 2019, both reinsurance premiums and recoveries are routed through the payor under the MSO Risk Agreement, and the impact is included net of medical expenses in the accompanying combined statements of operations. Any estimated or actual reinsurance recoveries due at year-end are included net, with due from/to health plans in the accompanying combined balance sheets.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 5. BUSINESS COMBINATIONS
Pending Reverse Recapitalization
On December 18, 2020, Deerfield Healthcare Technology Acquisitions Corp.(“DFHT”), CareMax Medical Group, LLC (“CareMax”), IMC Medical Group Holdings, LLC (“IMC”), the CareMax Group, IMC Holdings, LLC (“IMC Parent”), and Deerfield Partners, LLP (“Deerfield”) entered into a Business Combination agreement. The closing is expected to occur in the first or second quarter of 2021. After completion of the closing of the Business Combination, the combined company will operate under the name CareMax. Pursuant to the agreement, DFHT will acquire all of the issued and outstanding equity interests of CareMax and IMC in exchange for a combination of cash and equity consideration in the form of Class A common shares of DFHT.
The aggregate consideration payable at the closing of the Business Combination to the members of CareMax and IMC will be approximately $364 million and $250 million, respectively, subject to the purchase price adjustments as set forth in the Business Combination Agreement (the “Closing Merger Consideration”). The Closing Merger Consideration is required to comprise of 68% and 45% in cash for each of the members of CareMax and IMC, respectively, with the remainder of the Closing Merger Consideration comprising DFHT Class A Common Stock, valued at $10.00 per share.
An additional 3,500,000 and 2,900,000 shares of DFHT Class A Common Stock (the “Earnout Shares”) are payable after the Closing to the members of the CareMax Group and IMC Parent, respectively, upon satisfaction of certain conditions.
Completed Business Combinations
On December 10, 2020, CareMax purchased the operations of and 100% controlling financial interest in Clinica Las Americas Inc. which constitutes a business, (now operating as CareMax Medical Center of Little Havana II, LLC) through an agreement with the shareholders of Clinica Las Americas Inc. The purchase price consisted of cash of $4,125,000 plus an additional contingent payment of $875,000 for achieving certain threshold member enrollment and medical loss ratios during the threshold enrollment period. The agreement also calls for up to four additional contingent payments of $175,000 for achieving increasingly higher enrollment thresholds during the threshold enrollment period. This additional consideration is recorded in Accrued Expenses in the combined statement of operations. The revenue and net loss of Little Havana II since acquisition that are included in these combined financial statements are approximately $0.5 million and $0.3 million, respectively. The financial results for the Little Havana I acquisition for the periods prior to the acquisition would not materially change pro forma results. As a result, they are excluded from the pro forma presentation in Note 14.
On July 30, 2020, CareMax purchased the operations of and 100% controlling financial interest in Cardona Medical Center Inc. which constitutes a business, (now operating as CareMax Medical Center of Little Havana, LLC, “Little Havana”) through an agreement with the shareholder of Cardona Medical Center Inc. The purchase price was $3,015,700 which includes a promissory note executed by the Company for $450,000 at 5% interest per annum. The promissory note is included in Long Term Debt on the combined balance sheets. Interest expense was $8,876 for the year ended December 31, 2020. The revenue and net loss of Little Havana since acquisition that are included in these combined financial statements are approximately $1.5 million and $0.5 million, respectively.
On August 14, 2019, CareMax purchased the assets of New Life Health Group Inc (New Life),(100%), now operating as Tamarac, through an asset purchase agreement with New Life’s shareholders. The purchase price was $10,000,000, plus a possible $1,000,000 in additional compensation (“earn out”.) The $1,000,000 earn-out was earned and paid during the year ended December 31, 2020. Under the agreement, there was a $1,000,000 holdback to be paid out over three years after closing which is included in long-term debt. For the year ended December 31, 2020, one payment of approximately $330,000 was made from the holdback.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 5. BUSINESS COMBINATIONS (continued)
The estimated fair value of the assets acquired for all business combinations during the years ended December 31, 2020 and 2019 consisted of the following as of the acquisition date:
	2020	2019
Current Assets	$—	$700,909
Property and Equipment	50,000	401,208
Security Deposit	—	23,106
Identifiable Intangible Assets:
Non-compete agreements	600,000	650,000
Risk Contracts	3,575,000	4,180,000
Net Assets Acquired	4,225,000	5,955,223
Excess of Consideration over Net Assets Acquired	4,490,700	5,067,882
Total Consideration	$8,715,700	$11,023,105
No liabilities were assumed in the acquisitions. The excess of consideration paid over the net assets acquired is considered goodwill. The total amount of goodwill that is expected to be deductible for tax purposes is $15.9 million over a period of 15 years.
NOTE 6. PROPERTY AND EQUIPMENT
A summary of property and equipment at December 31, 2020 and 2019 is as follows:
	2020	2019
Leasehold Improvements	$2,725,713	$971,558
Vehicles	2,823,472	2,823,473
Furniture and Equipment	1,983,215	1,330,185
Construction in Progress	360,194	566,794
Total	7,892,594	5,692,010
Less: Accumulated Depreciation	(3,096,212)	(2,237,791)
Total Property and Equipment, Net	$4,796,382	$3,454,219
Construction in Progress at December 31, 2020 is made up of various leasehold improvements at the medical centers. The Company has a contractual commitment to complete the construction of the Homestead medical center with an estimated total cost of approximately $1.5 million. Plans have been submitted for the newest medical center, East Hialeah, and opening is projected in the first or second quarter of 2022. The projects are being funded internally.
Depreciation expense totaled $858,421 and $732,552 for the years ended December 31, 2020 and 2019, respectively.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 7. LONG TERM DEBT
Long-term debt consisted of the following at December 31, 2020 and 2019:
	2020	2019
Various vehicle notes payable with Mercedes-Benz Financial Services with monthly principal and interest payments ranging from $607 to $996 and maturing August 2024 through November 2025. Interest rates ranging from 3.99% to 5.75%. Secured by the related vehicles.	$257,023	$310,479
Medical equipment note payable with Wells Fargo Equipment Finance with monthly principal and interest payments of $2,961 at an interest rate of 5.71%, maturing in March 2021. Secured by the related equipment.	6,286	43,021
Medical equipment note payable with Wells Fargo Equipment Finance with monthly principal and interest payments of $1,082 at an interest rate of 5.82%, matured in July 2020. Secured by the related equipment.	—	5,661
Medical equipment note payable with Conestoga Equipment Finance Corp. with monthly principal and interest payments of $818 at an interest rate of 7.88%, maturing in February 2021. Secured by the related equipment.	2,037	11,316
Medical equipment note payable with Conestoga Equipment Finance Corp. with monthly principal and interest payments of $844 at an interest rate of 7.74%, matured in July 2020. Secured by the related equipment.	—	4,541
Asset purchase agreement holdback payable in equal principal installments over three years from closing, zero interest, final payment August 2022. Unsecured. (See Note 5)	670,087	1,000,000
Asset purchase agreement holdback. Balloon payment due July 2023. 5% interest per annum. Unsecured. (see Note 5)	422,404	—
Term loan payable due to White Oak Healthcare Finance with variable interest and principal amortization, maturing with a balloon payment in August 2024. Interest includes a base rate of the greater of 2.25% or LIBOR plus an applicable margin between 5% and 6% depending on consolidated leverage ratio. (see below) Security interest granted on all assets of the borrowing entities	24,184,227	16,000,000
Payroll Protection Plan loan from Chase Bank. Maturity date April 2022 with annual interest rate of 0.98% Unsecured.	2,164,145	—
Less: Unamortized Debt Issuance Costs	(376,900)	(622,256)
Total Long-Term Debt	27,329,309	16,752,762
Less: Current Maturities	(1,004,703)	(705,054)
Long-Term Debt, Less Current Maturities	26,324,606	16,047,708

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 7. LONG TERM DEBT (continued)
Future maturities of long-term debt are as follows:
Year ending December 31,	Amount
2021	$1,004,703
2022	3,147,262
2023	1,056,997
2024	22,490,755
2025	6,492
Total	$27,706,209
Certain CMG entities entered into a loan and security agreement dated August 14, 2019 with a third party for a total loan commitment of $18,500,000 (“Loan Agreement”), maturing on August 14, 2024. (see above). The loan commitment was split into a $16,000,000 term loan and a fixed $2,500,000 revolving loan commitment. The revolving loan commitment was paid back on December 10, 2020. Interest on the loan commitments are calculated as the greater of 2.25% or the LIBOR Index Rate, plus an applicable margin which is 6% at the effective date and at December 31, 2020. The LIBOR Index Rate is determined monthly, and the applicable margin may be adjusted down to a floor of 5% in future periods if certain financial metric thresholds are met. Interest payments are due monthly throughout the term of the Loan Agreement. Debt issuance costs associated with the original term loan commitment were $691,395 and are being amortized on a straight-line basis over the term of the loan. Monthly principal payments on the $16 million original term loan commitment begin May 1, 2020 based on the outstanding principal amount multiplied by a required amortization percentage ranging from 2.50% to 10.00%, depending on certain financial metrics. All principal amounts outstanding on the term loan commitment and revolving loan commitment are due at maturity.
On December 10, 2020, certain CMG entities amended the existing loan and security agreement with the third party and increased the consolidated borrowing by $8.5 million, from $16 million to $24.5 million (see above). Monthly payments will begin in January 2021 and include principal and interest calculated on the same terms as the original facility. The proceeds of the loan were used to pay off the existing revolving loan commitment of $2.5 million, fund the acquisition of Clinica Las Americas, approximately $4.0 million, pay debt issuance costs, approximately $0.4 million, and in the future will be used to fund acquisitions and/or for other corporate purposes. Interest expense on the amended facility for the year ended December 31, 2020 was approximately $1.4 million and is included in Interest Expense on the combined statements of operations. As of December 31, 2020, the revolving loan commitment repayment had not yet been made.
A loss on extinguishment of debt in the amount of approximately $450,000 was recorded in Administrative Expenses on the combined statements of operations related to the previous revolving loan commitment. Debt issuance costs associated with the increased borrowing amount were approximately $382,000 and formed part of the loss on extinguishment of debt.
Under the Loan Agreement, the Company is subject to various financial and nonfinancial covenants and is in compliance with these covenants as of December 31, 2020. The Company has a requirement to deliver a calculation of consolidated excess cash flow regarding the loan and security agreement to the lender within 120 days of the fiscal year end. The Company expects that it will meet this requirement. Under the terms of the agreement, if certain criteria are met, the Company may be required to make additional principal payments based on a formula calculating excess cash flow.
The borrowers under the amended Loan Agreement include CMG, MHP, Broward, Coral Way, Homestead, Miami, North Miami, Tamarac, Westchester, Havana I and Havana II. They have granted a security interest to the lender in the assets of the companies.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 7. LONG TERM DEBT (continued)
Proceeds from the original term loan amount of $16 million were used to fund the purchase of New Life Health Group, Inc. (see Note 5), now operating as Tamarac, to refinance existing vehicle loans at the time of closing, and to pay related legal and financing fees.
As part of the asset purchase agreement described in Note 5, a $1,000,000 holdback is to be paid out over the course of three years in equal installments from closing. During the year ended December 31, 2020, one installment payment was made and the remaining balance of approximately $670,000 is included in long-term debt on the accompanying combined balance sheets and bears no interest.
NOTE 8. EQUITY METHOD INVESTMENTS, VARIABLE INTEREST ENTITIES AND RELATED PARTY TRANSACTIONS
CMG has a 49% ownership interest in Care Smile, LLC (Care Smile) which is accounted for under the equity method. Care Smile is a dental care organization with majority ownership by the dental provider, who is the spouse of a board member, owner, and management individual of CareMax. The balance of the equity investment in Care Smile was $-0- as of December 31, 2020 and 2019, as a result of accumulated losses. There were no contributions to or distributions from Care Smile during the years ended December 31, 2020 and 2019. Summarized financial information for Care Smile as of and for the years ended December 31, 2020 and 2019 are as follows:
	2020	2019
Net Loss	$(96,927)	$(20,630)
Total Assets	$93,720	$—
Total Liabilities	$243,926	$53,278
MHP pays for dental services provided to enrollees by Care Smile on a capitated basis. Total capitation payments for the years ended December 31, 2020 and 2019 were approximately $222,000 and $637,000, respectively.
NOTE 9. EQUITY
The Company issued 100 membership units, no par value to members of CareMax Medical Group, LLC on January 25, 2013 and 100 units, no par value to members of Managed Health Care Partners, LLC on May 7, 2009. Each unit is entitled to one vote on all matters on which members are entitled to vote. Each unit has equal rights with every other unit with respect to sharing of profits and losses and with respect to distributions. There are no rights of redemption prior to dissolution of the Company, absent a prior written consent of a Super Majority of members.
NOTE 10. BENEFIT PLANS
The Company has a qualified 401(k) retirement plan for eligible employees. The plan provides for participant salary deferrals and employer contributions. The Company matches eligible employee contributions up to 4% of eligible compensation which vest immediately. The Company may also make voluntary contributions in addition to the match above based on management discretion, however these contributions are subject to a vesting period over six years. Employer contributions for the years ended December 31, 2020 and 2019 totaled approximately $115,000 and $81,000, respectively.
NOTE 11. OPERATING LEASES AND COMMITMENTS
The Company has entered into non-cancelable operating lease agreements for office and clinical space expiring at various times through 2031. Future minimum rental payments and related expenses under these

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 11. OPERATING LEASES AND COMMITMENTS (continued)
lease agreements, including renewal terms if the Company is planning on renewing the leases, consisted of the following at December 31, 2020:
Year ending December 31,	Amount
2021	3,320,162
2022	2,721,673
2023	2,695,461
2024	2,429,073
2025	2,320,395
Thereafter	14,904,083
Total	$28,390,847
The optional renewal terms for the medical centers that have them in their lease agreements are as follows:
Legal Entity	Optional Renewal Term
CareMax Medical Group Tamarac	One ten year period
Managed Health Care Partners	Two five year periods
CareMax Medical Group North Miami	Two five year periods
CareMax Medical Group Hialeah	One five year period
CareMax Medical Group Miami	One five year period
CareMax Little Havana 1	Five one year periods
CareMax East Hiahleah	Two five year periods
The Company also has entered into non-cancelable operating lease or service agreements for office equipment and software. Future minimum commitments under these agreements at December 31, 2020 are approximately $18,000.
Rent expense, including other related expenses for property taxes, sale taxes, and utilities, was approximately $2,075,000 and $1,677,000 for the years ended December 31, 2020 and 2019, respectively. This expense item is included in the Administrative Expenses line item on the Statements of Operations.
NOTE 12. LITIGATION AND CONTINGENCIES
Compliance
The health care industry is subject to numerous laws and regulations of federal, state, and local governments. Compliance with these laws and regulations, specifically those related to the Medicare and Medicaid programs, can be subject to government review and interpretation, as well as regulatory actions unknown and not yet asserted at this time. Management believes that the Company is in substantial compliance with current laws and regulations.
Risk Management
The Company is exposed to various risks of loss from torts; theft of, damage to, and destruction of assets; business interruption; errors and omissions; employment practices; employee injuries; and natural disasters. These risks are covered by commercial insurance purchased from independent third parties.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 12. LITIGATION AND CONTINGENCIES (continued)
Litigation
The Company is involved in various legal actions arising in the normal course of business. In consultation with legal counsel, management estimates that these matters will be resolved without material adverse effect on the Company’s financial position.
NOTE 13. SEGMENT FINANCIAL INFORMATION
The Company’s chief operating decision maker regularly reviews financial operating results on a combined basis for purposes of allocating resources and evaluating financial performance. The Company identifies operating segments based on this review by its chief operating decision makers and operates in and reports as a single operating segment, which is to care for its patients’ needs. For the periods presented, all of the Company’s long-lived assets were located in the United States, and all revenue was earned in the United States.
NOTE 14. PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
On August 14, 2019, CareMax Medical Group of Tamarac, LLC (“Buyer”) purchased the net assets of New Life Health Group Inc. (“Seller”) that resulted in the Buyer obtaining a 100% controlling financial interest of a business. On December 10, 2020, CareMax purchased the net assets of Clinica Las Americas (“Havana II”) that resulted in obtaining a 100% controlling financial interest in a new business. See Note 5.
The following unaudited pro forma combined financial information of CareMax Medical Group, LLC (“CareMax”) gives effect to the acquisitions as if they had been completed on January 1, 2019 (the “assumed date”). The unaudited pro forma combined statements of operations are presented for the years ended December 31, 2020 and 2019.
The unaudited pro forma combined financial statements are for informational and illustrative purposes only, and are not necessarily indicative of the financial results that would have been achieved, had the events and transactions occurred on the assumed date, nor are such financial statements necessarily indicative of the results of operations in future periods. The unaudited pro forma combined financial statements do not include realization of cost savings expected to result from the acquisition. The historical financial information has been adjusted to give effect to pro forma adjustments that are (i) directly attributable to the acquisition, (ii) factually supportable, and (iii) expected to have a continuing impact on the Company’s combined results.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 14. PRO FORMA FINANCIAL INFORMATION (UNAUDITED) (continued)
	CareMax As Reported for the Year Ended December 31, 2020	Havana II acquisition adjustments(1)	CareMax Pro Forma
REVENUE
Capitated Revenue	$120,055,312	$7,104,112	$127,159,424
Other Revenue	369,939	—	369,939
Total Revenue	120,425,251	7,104,112	127,529,363
EXPENSES
Medical Expenses	67,014,557	3,958,090	70,972,647
Administrative Fee	17,003,977	—	17,003,977
Selling, General & Administrative Expenses	27,107,059	1,663,158	28,770,217
Total Operating Expenses	111,125,593	5,621,248	116,746,841
Interest expense	1,728,024	—	1,728,024
Net Income (Loss)	$7,571,634	$1,482,864	$9,054,498
Net Income (Loss) Atttributable to Noncontrolling Interest	(29,269)		(29,269)
Net Income Atttributable to Controlling Interest	$7,600,903		$9,083,767
Net Income per unit, basic and diluted	$38,005		$45,419

(1)
The pro forma adjustments include the revenue and expenses of the acquired company assuming the transaction was completed on January 1, 2019. The pro forma adjustments detailed above represent the activity of Havana II from January 1, 2020 to the date of acquisition.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019
NOTE 14. PRO FORMA FINANCIAL INFORMATION (UNAUDITED) (continued)
	CareMax As Reported for the Year Ended December 31, 2019	Tamarac acquisition adjustments(2)	Havana II acquisition adjustments(2)	CareMax Pro Forma
REVENUE
Capitated Revenue	$90,109,682	$7,866,743	$7,897,179	$105,873,604
Other Revenue	491,859			491,859
Total Revenue	90,601,541	7,866,743	7,897,179	106,365,463
EXPENSES
Medical Expenses	51,622,064	5,236,698	5,096,579	61,955,341
Administrative Fee	13,237,389			13,237,389
Selling, General and Administrative Expenses	19,176,227	1,258,679	1,729,189	22,164,095
Total Operating Expenses	84,035,680	6,495,377	6,825,767	97,356,824
Interest Expense	720,398	—	—	720,398
Net Income	$5,845,463	1,371,366	1,071,412	$8,288,241
Net Income (Loss) Atttributable to Noncontrolling Interest	(173,194)			(173,194)
Net Income Atttributable to Controlling Interest	$6,018,657			$8,461,435
Net Income per unit, basic and diluted	$30,093			$42,307

(2)
The pro forma adjustments include the revenue and expenses of the acquired companies assuming the transactions were completed on January 1, 2019. The pro forma adjustments detailed above represent the activity of Tamarac from January 1, 2019 to the date of acquisition and Havana II from January 1, 2019 to December 31 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To Management and the Board of Directors,
Caremax Medical Group, LLC and Affiliates:
Opinion on the Combined Financial Statements
We have audited the accompanying combined balance sheets of Caremax Medical Group, LLC and Affiliates (the “Company”) as of December 31, 2019 and 2018, and the related combined statements of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes (collectively referred to as the “combined financial statements”). In our opinion, the combined financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the combined financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Company’s auditor since 2020.
/s/ WithumSmith+Brown, PC
December 16, 2020
Red Bank, New Jersey

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
COMBINED BALANCE SHEETS
DECEMBER 31, 2019 AND 2018
	2019	2018
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$4,437,704	$281,992
Accounts Receivable	5,187,182	4,023,130
Inventory	10,619	10,433
Prepaid Expenses	188,493	184,502
Risk Settlements Due from Providers	128,419	59,441
Due from Related Parties	109,539	69,526
Total Current Assets	10,061,956	4,629,024
Property and Equipment, net	3,454,219	2,665,900
Goodwill	5,577,030	509,148
Intangible Assets, net	5,043,021	456,365
Other Assets	194,748	138,281
Total Assets	$24,330,974	$8,398,718
LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Current Maturities of Long-Term Debt, net	$705,054	$485,890
Line of Credit	—	650,000
Accounts Payable	1,515,323	1,305,566
Due to Related Parties	20,457	—
Risk Settlements Due to Providers	443,653	214,380
Accrued Interest Payable	123,632	—
Accrued Expenses	529,082	391,122
Total Current Liabilities	3,337,201	3,046,958
Long-Term Debt, less current maturities, net	16,047,708	1,473,939
Total Liabilities	19,384,909	4,520,897
MEMBERS’ EQUITY
Units (no par value, 200 authorized, issued and outstanding at December 31, 2019 and 2018)	223,100	223,100
Members’ Equity	4,937,161	3,806,069
Total Members’ Equity – controlling interest	5,160,261	4,029,169
Noncontrolling Interest	(214,196)	(151,348)
Total Members’ Equity	4,946,065	3,877,821
Total Liabilities and Members’ Equity	$24,330,974	$8,398,718
The accompanying notes are an integral part of these combined financial statements

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
COMBINED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
	2019	2018
Revenue
Capitated Revenue	$90,109,682	$71,873,280
Other Revenue	491,859	508,184
Total Revenue	90,601,541	72,381,464
Expenses
Medical Expenses	51,622,064	44,158,597
Administrative Expenses	33,134,014	24,737,228
Total Expenses	84,756,078	68,895,825
Net Income	5,845,463	3,485,639
Net Income (Loss) Attributable to Noncontrolling Interests	(173,194)	16,471
Net Income Attributable to Controlling Interests	$6,018,657	$3,469,168
Net Income Attributable to Controlling Interests	$6,018,657	$3,469,168
Weighted-average Units Outstanding	200	200
Net Income per Unit- Basic and Diluted	$30,093	$17,346
The accompanying notes are an integral part of these combined financial statements

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
COMBINED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
	Units	Members’ Contribution	Members’ Equity	Total Members’ Equity Controlling Interest	Noncontrolling Deficit	Total Members’ Equity
BALANCE – JANUARY 1, 2018	200	$223,100	$336,901	$560,001	$(167,819)	$392,182
Net Income		—	3,469,168	3,469,168	16,471	3,485,639
BALANCE – DECEMBER 31, 2018	200	223,100	3,806,069	4,029,169	(151,348)	3,877,821
Net Income (Loss)		—	6,018,657	6,018,657	(173,194)	5,845,463
Purchase of Noncontrolling Interest Ownership		—	(473,219)	(473,219)	—	(473,219)
Change in Noncontrolling Interest Due to Ownership Change		—	(110,346)	(110,346)	110,346	—
Distributions		—	(4,304,000)	(4,304,000)	—	(4,304,000)
BALANCE – DECEMBER 31, 2019	200	$223,100	$4,937,161	$5,160,261	$(214,196)	$4,946,065
The accompanying notes are an integral part of these combined financial statements

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$5,845,463	$3,485,639
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation Expense	732,552	570,036
Amortization Expense	312,484	32,816
Loss on Disposal of Fixed Asset	13,268	—
(Increase) Decrease in Assets:
Accounts Receivable	(463,143)	(4,023,130)
Inventory	(186)	(1,594)
Prepaid Expenses	(3,991)	(63,356)
Risk Settlements Due from Providers	(68,978)	(36,895)
Due from Related Parties	(40,013)	71,721
Other Assets	(33,361)	1,455
Increase (Decrease) in Liabilities:
Accounts Payable	209,757	1,167,437
Due to Related Parties	20,457	—
Risk Settlements Due to Providers	229,273	214,380
Due to Health Plans	—	(934,796)
Accrued Expenses	261,592	101,040
Net Cash Provided by Operating Activities	7,015,174	584,753
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	(730,330)	(384,642)
Acquisition of Businesses	(10,023,106)	(550,000)
Purchase of Noncontrolling Interest Ownership	(473,219)	—
Net Cash Used in Investing Activities	(11,226,655)	(934,642)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Line of Credit	2,700,000	1,950,000
Principal Payments on Line of Credit	(1,350,000)	(1,300,000)
Proceeds from Issuance of Long-Term Debt	11,957,330	—
Principal Payments on Long-Term Debt	(511,137)	(307,781)
Debt Issuance Costs	(125,000)
Member Distributions	(4,304,000)	—
Net Cash Provided by Financing Activities	8,367,193	342,219
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,155,712	(7,670)
Cash and Cash Equivalents – Beginning of Year	281,992	289,662
CASH AND CASH EQUIVALENTS – END OF YEAR	$4,437,704	$281,992
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Cash Paid for Interest	$527,627	$96,070
Purchase of Property and Equipment through Long-Term Debt	$402,601	$603,917
Debt Issuance Costs Paid through Long-Term Debt	$566,395	$—
Payment on Line of Credit through New Debt Proceeds	$2,000,000	$—
Extinguishment of Long-Term Debt through New Debt Proceeds	$1,476,335	$—
Acquisition of Business Financed through Long-Term Debt	$1,000,000	$200,000
The accompanying notes are an integral part of these combined financial statements

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 1. NATURE OF BUSINESS
Basis of Presentation and Principles of Consolidation
CareMax Medical Group, LLC (“CareMax” or “CMG”) and Affiliates, collectively referred to as “we” or “us” or “our” or the “Company”, was organized on January 25, 2013 under Florida law with headquarters in Miami, Florida to operate primary medical care centers serving Medicare beneficiaries. Managed Health Care Partners, LLC (“MHP”), an affiliate company, was organized on May 7, 2009 under Florida Law with the same business purpose. The Company and MHP invest resources into primary care to prevent unnecessary acute events and manage chronic illnesses. The Company engages Medicare eligible patients through the use of an innovative community outreach approach. Once patients are engaged, the Company integrates population health analytics, social support services and primary care into the care model to drive improved outcomes. The Company contracts with health plans to generate medical cost savings and realize a return on its investment in primary care. As of December 31, 2019, the Company operated 11 centers in South Florida. These financial statements represent the combined financial results of these two limited liability companies.
CareMax Medical Group is organized as a limited liability company (“LLC”). As such, no member, agent or employee of the Company shall be personally liable for debts, obligations or liabilities of the Company, whether arising in contract, tort, or otherwise or for the acts or omissions of any other member, director, manager, agent or employee of the Company, unless the individual has agreed otherwise under the provisions of the Company’s operating agreement or signed a specific personal guarantee. The duration of the Company is perpetual.
CMG functions as a holding company with 100% ownership of CareMax Medical Center, LLC, (“CMC”), Broward, Homestead, Miami, North Miami, Coral Way, Tamarac, and Westchester, as well as controlling interests in Hialeah, Pembroke Pines, and Pines Care medical centers. CMC is an essentially dormant entity, which was dissolved subsequent to December 31, 2019 and had minimal activity during the year ended December 31, 2018. Broward, Coral Way, Hialeah, Homestead, Miami, North Miami, Pembroke Pines, Pines Care, Tamarac, and Westchester (collectively, the Medical Centers) are medical centers throughout South Florida providing care to residents, specifically Medicare Advantage members attributed to Managed Health Care Partners, LLC (“MHP”). MHP is a managed services organization (“MSO”) serving Medicare patients both for the combined Medical Centers described above, as well as unrelated contracted health care providers, primarily under capitated contracts. MHP and CMG share common ownership, with the majority of ownership being through organizations controlled by the Company management, which is consistent across MHP and CMG.
The Company consolidates Hialeah, Pembroke Pines, and Pines Care because it has a controlling financial interest in them. The non-controlling interest reported in the combined financial statements represents the ownership of minority members. The Company purchased an additional 24% interest in Hialeah during 2019 for $473,219, thus reducing the non-controlling interest share to 25% ownership. The purchase amount is being paid in installments and the remaining balance due per the agreement at December 31, 2019 is $118,305 which is included in Accounts Payable.
The Company considers itself to control an entity if it is the majority owner of or has voting control over such entity. The Company also assesses whether it has a controlling financial interest through means other than voting rights over potential variable interest entities (or “VIEs”) and determines the primary beneficiary of the VIE. The Company consolidates a VIE if the Company is the primary beneficiary of the VIE.
The accompanying audited combined financial statements and notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 1. NATURE OF BUSINESS (continued)
The combined financial statements of CareMax include the financial statements of all wholly-owned subsidiaries and majority-owned or controlled companies. For those combined subsidiaries where our ownership is less than 100%, the portion of the net income or loss allocable to the non-controlling interests is reported as “Net income (loss) attributable to non-controlling interests” in the combined statements of operations. Intercompany balances and transactions have been eliminated in consolidation.
Business Combinations
The Company follows the guidance in ASC 805 to determine if an acquisition is an acquisition of a business or a group of assets. We consolidate a business when we obtain a controlling financial interest in it. We use the acquisition method of accounting and identify the acquisition date, recognize and measure the identifiable assets acquired, liabilities assumed and any non-controlling interest at their acquisition date fair values. See Note 5.
Subsequent Events and Impact of COVID 19 on our Business
Management of the Company has evaluated subsequent events through December 16, 2020, the date on which the combined financial statements were available to be issued.
As of December 16, 2020, the Company is in advanced negotiations to merge with a Special Purpose Acquisition Company and expects to enter into a definitive agreement during 2020.
Subsequent to December 31, 2019, the World Health Organization declared the spread of the corona virus, COVID-19, a worldwide pandemic. The COVID-19 pandemic is having significant effects on global markets, supply chains, businesses, and communities. Specific to the Company, COVID-19 has impacted various parts of its 2020 operations and financial results including but not limited to additional costs for emergency preparedness, disease control and containment, potential personnel shortages, government mandated waivers of member cost sharing for diagnoses and treatment, and increased utilization of member medical benefits. Management believes the Company is taking appropriate actions to mitigate the negative impact. However, the continuing impact of COVID-19 is unknown. Certain emergency grant and loan funding options have become available for the Company that have been evaluated and pursued, as appropriate, to address the financial impact of COVID-19.
In 2020, the Company applied for and received loans through the Small Business Administration (SBA) Paycheck Protection Program (PPP) of approximately $2,164,000 with a two-year term at an interest rate of 0.98%. There are provisions under the PPP loan program where all or a portion of the loan may be forgiven based on certain criteria like eligible spending thresholds and maintaining full-time equivalent (FTE) employees. The amount of loan forgiveness has yet to be determined.
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. The areas where significant estimates are used in the accompanying financial statements include the valuation of and related impairment recognition of long-lived assets, including intangibles and goodwill and the revenue accrual. Actual results could differ from those estimates.
Concentration of Credit Risk and Significant Customers
Financial instruments that potentially subject the Company to concentration of credit risk consist of cash, cash equivalents and accounts receivable. The Company’s cash balances with individual banking

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
institutions might be in excess of federally insured limits from time to time. The Company is not exposed to any significant concentrations of credit risk from these financial instruments. The Company has not experienced any losses on its deposits of cash and cash equivalents. The Company’s concentration of credit risk in accounts receivable is limited by the diversity, geography and number of patients and payers.
HealthSun Health Plans (“HealthSun”) represented 98% and 100% of the Company’s accounts receivable balance as of December 31, 2019 and 2018, respectively. HealthSun represented 99% and 100% of the Company’s revenues for the years ended December 31, 2019 and 2018, respectively.
Revenue Recognition
Since capitated revenue is received regardless of whether services are performed, the performance obligation is the completion of enrollment of the patient and providing access to care. Fee-for-service revenue generally relates to contracts with patients in which our performance obligation is to provide healthcare services to the patients. Revenues are recorded during the period our obligations to provide healthcare services are satisfied.
Capitated revenue consists primarily of capitated fees for medical services provided by us under capitated arrangements directly made with various Medicare Advantage managed care payors. The Company receives a fixed fee per patient under what is typically known as a “risk contract.” Risk contracting, or full risk capitation, refers to a model in which the Company receives from the third-party payor a fixed payment per patient per month (“PPPM” payment) for a defined patient population, and the Company is then responsible for providing healthcare services required by that patient population. The Company is responsible for incurring or paying for the cost of healthcare services required by that patient population. Fees are recorded gross in revenues because the Company is acting as a principal in arranging for, providing and controlling the managed healthcare services provided to the managed care payors’ eligible enrolled members. Neither the Company nor any of its affiliates is a registered insurance company because state law in the states in which it operates does not require such registration for risk-bearing providers.
The Company’s payor contracts generally have a term of one year or longer, but the contracts between the enrolled members (our customers) and the payor are one calendar year or less. In general, the Company considers all contracts with customers (enrolled members) as a single performance obligation to stand ready to provide managed healthcare services. The Company identified that contracts with customers for capitation arrangements have similar performance obligations and therefore groups them into one portfolio. This performance obligation is satisfied as the Company stands ready to fulfill its obligation to enrolled members.
Settlements with third-party payors for retroactive adjustments due to capitation risk adjustment, or claim audits, reviews or investigations are considered variable consideration and are included in the determination of the estimated transaction price for providing patient care. These settlements are estimated based on the terms of the payment agreement with the payor, correspondence from the payor and the Company’s historical settlement activity, including an assessment to ensure that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the retroactive adjustment is subsequently resolved. Estimated settlements are adjusted in future periods as adjustments become known (that is, new information becomes available), or as years are settled or are no longer subject to such audits, reviews, and investigations. Adjustments arising from a change in the transaction price resulted in additional capitated revenue of approximately $183,000 and $845,000 for the years ended December 31, 2019 and 2018, respectively.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
The Company has determined that the nature, amount, timing, and uncertainty of revenue and cash flows are affected by the following factors:
•
Geography of the service location

•
Demographics of members

•
Health needs of members

•
Method of reimbursement (capitation or fee for service)

•
Enrollment changes

•
Rate changes

•
For fee for service activities, the payors (for example, Medicare, Medicaid, commercial insurance, patient) which have different reimbursement/payment methodologies.

The Company has elected the practical expedient allowed under Financial Accounting Standards Board (FASB) ASC 606-10-32-18 and does not adjust the promised amount of consideration from patients and third-party payors for the effects of a significant financing component due to the Company’s expectation that the period between the time the service is provided to a patient and the time that the patient or a third-party payor pays for that service will be one year or less.
The Company has applied the practical expedient provided by FASB ASC 340-40-25-4 and all incremental customer contract acquisition costs are expensed as they are incurred as the amortization period of the asset that the Company otherwise would have recognized is one year or less in duration.
For the years ended December 31, 2019 and 2018, respectively, substantially all of the revenue recognized by the Company was from goods and services, namely, providing access to physicians and wellness centers.
The Company had agreements in place with the payors listed below. Payor sources of capitated revenue for each period presented were as follows:
	Year ended December 31, 2019	Year ended December 31, 2018
HealthSun	99%	100%
Simply Healthcare	1%	0%
	100%	100%
Other Patient Service Revenue
Other patient service revenue is comprised of ancillary fees earned under contracts with certain managed care organizations for the provision of certain care coordination services and care management services and is also comprised of fee-for-service revenue. This is recognized at the time of service for patients who are not covered under capitated arrangements.
Cash and Cash Equivalents
The Company considers all highly-liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The carrying value of these assets approximates fair value. At times, amounts on deposit may be in excess of the Federal Deposit Insurance Corporation (FDIC) limit.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Accounts Receivable
Accounts Receivable consists of estimated risk adjustment settlements due from payors as described above, estimated settlements under the Medicare Part D program, and capitated funds withheld by payors subject to final settlement, less estimated claims outstanding. See Note 3 for additional detail on payor contracts.
Inventories
Inventories are measured at the lower of cost (first in, first out method) or net realizable value.
Deferred Financing Costs
The Company has adopted the accounting guidance in FASB Accounting Standards Update (ASU) No. 2015-03, Interest-Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires an entity to present debt issuance costs as a direct deduction from the face amount of the related borrowings, amortize debt issuance costs using the effective interest method over the term of the related debt, and amortization expense is recorded as a component of interest expense.
Deferred financing costs of $691,395, incurred during the year ended December 31, 2019, are being amortized over the term of the related debt, which are the term loans described in Note 7. Related amortization expense for the year ended December 31, 2019 was $69,140. The amortization expense is calculated on a straight-line basis, which approximates the effective interest method. There were no deferred financing costs as of December 31, 2018 or related amortization expense for the year then ended.
Goodwill and Intangible Assets
Goodwill, which represents the excess of cost over the fair value of net assets acquired, amounted to $5,577,030 and $509,148 at December 31, 2019 and 2018, respectively. Pursuant to ASC 350, “Intangibles — Goodwill and Other,” we review goodwill annually in the 4th quarter or whenever significant events or changes indicate the possibility of impairment. For purposes of the annual goodwill impairment assessment, the Company has identified a single reporting unit. The most recently completed impairment test of goodwill was performed in the fourth quarter of 2019, and it was determined that no impairment existed.
The following table displays a roll-forward of the carrying amount of goodwill by subsidiary from January 1, 2018 to December 31, 2019:
	Hiahleah	Coral Way	Tamarac	Total Company
Balances as of January 1, 2018	$186,150	$—	$—	$186,150
Aggregate Goodwill Acquired	—	322,998	—	322,998
Impairment Losses	—	—	—	—
Balances as of December 31, 2018	186,150	322,998	—	509,148
Goodwill Acquired	—	—	5,067,882	5,067,882
Impairment Losses	—	—	—	—
Balances as of December 31, 2019	$186,150	$322,998	$5,067,882	$5,577,030
Identifiable intangible assets with a finite useful life are amortized over their useful lives. The Company has elected to amortize risk contract intangible assets over an 11-year period and non-competition agreement

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
intangible assets over a 5-year period. Net intangible assets, subject to amortization, amounted to $5,043,021 and $456,365 at December 31, 2019 and 2018, respectively. We review the recoverability of long-lived intangible assets whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable.
Amortization expense for intangible assets totaled $243,344 and $32,816 for the years ended December 31, 2019 and 2018, respectively. Expected annual amortization expense for these assets over the next five years and thereafter is as follows:
Year ending December 31,	Amount
2020	$562,095
2021	562,095
2022	562,095
2023	553,290
2024	499,368
Thereafter	2,304,078
Total	$5,043,021
The following table displays a summary of identified intangible assets by asset type from January 1, 2018 to December 31, 2019:
	Risk Contracts	Non-competition Agreements	Total Intangible Assets
Balances as of January 1, 2018	$153,300	$25,550	$178,850
Intangible Assets Acquired	265,999	44,332	310,331
Less Accumulated Amortization	(24,012)	(8,804)	(32,816)
Balances as of December 31, 2018	395,287	61,078	456,365
Intangible Assets Acquired	4,180,000	650,000	4,830,000
Less Accumulated Amortization	(180,617)	(62,727)	(243,344)
Balances as of December 31, 2019	$4,394,670	$648,351	$5,043,021
Property and Equipment
Property and equipment is recorded at cost. Maintenance and repairs are charged to expense as incurred. Depreciation is provided over the estimated useful life of each class of depreciable asset and is computed on the straight-line method. Leasehold improvements are depreciated over the lesser of the length of the related lease plus any renewal options or the estimated life of the asset.
A summary of estimated useful lives is as follows:
Leasehold Improvements	15 to 39 Years
Furniture and Equipment	5 to 7 Years
Vehicles	5 Years
Software	3 Years

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Income Taxes
All entities of the Company are organized as limited liability companies, or LLCs. As a result, the federal and state income tax consequences of the Company’s operations are the direct responsibility of the unitholders. We record uncertain tax positions on the basis of the two-step process in ASC 740 in which we 1) determine whether it is more likely than not that the tax position will be sustained on the basis of the merits of the position and 2) for those tax positions that meet the more-likely-than-not recognition threshold, we recognize the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.
Advertising and Promotional Costs
The Company expenses advertising and promotional costs when incurred. Advertising and promotional expenses were $631,166 and $395,672 for the years ended December 31, 2019 and 2018, respectively.
Medical Expenses
Medical expenses include capitation payments and fee for service claims paid, claims in process and pending, and an estimate of unreported claims and charges by physicians, hospitals, and other health care providers for services rendered to enrollees during the period. Changes to prior-period estimates of medical expenses are reflected in the current period.
Recently Adopted Accounting Pronouncements
In May 2014, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board issued Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers (Topic 606) (ASU 2014-09). ASU 2014-09’s core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the organization expects to be entitled in exchange for those goods or services. ASU 2014-09 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2018. The Company early adopted ASU 2014-09 on January 1, 2018 as described herein.
ASU 2014-09 requires entities to exercise more judgment and recognize revenue using a five-step process. The Company adopted ASU 2014-09 using the modified retrospective method for all contracts effective January 1, 2018 and is applied individually to managed care contracts as explained in Note 3, and using a portfolio approach to group contracts with similar characteristics and analyze historical cash collections trends for other revenue sources. Modified retrospective adoption requires entities to apply the standard retrospectively to the most current period presented in the combined financial statements, requiring the cumulative effect of the retrospective application as an adjustment to the opening balance of retained earnings at the date of initial application. Prior periods have not been adjusted and no cumulative-effect adjustment in retained earnings was recorded. The impact of adopting ASU 2014-09 did not have a significant impact on the Company’s combined balance sheet or combined statement of income.
The Company evaluated the nature, amount, timing and uncertainty of revenue and cash flows using the five-step process provided within ASU 2014-09. Revenue is primarily derived through capitated premium revenue under the payor agreement described herein.
In August 2016, the FASB issued ASU 2016-15, Classification of Certain Receipts and Cash Payments, which addresses the diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. Cash payments not made soon after the acquisition date of a business combination by an acquirer to settle a contingent consideration liability should be separated and classified

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
as cash outflows for financing and operating activities. Other types of cash payments and receipts are addressed in the ASU as well. The ASU is effective for public business entities for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. We adopted the ASU on January 1, 2018 with no changes to our financial statements.
In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows, Restricted Cash which amends the classification and presentation of changes in restricted cash on the statement of cash flows. The amendments in this update are effective for public business entities for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. We adopted the ASU on January 1, 2018 with no changes to our financial statements as we don’t have any cash that is restricted.
In January 2017, the FASB issued ASU 2017-01, Business Combinations, Clarifying the Definition of a Business to address acquisitions of assets being accounted for as acquisitions of businesses by preparers. A screen of the elements of a business was presented to aid in the determination of what constitutes a business. This ASU is effective for public business entities in annual periods beginning after December 15, 2017 including interim periods within those periods. We adopted the ASU on January 1, 2018 with no changes recorded in our financial statements.
Recent Accounting Pronouncements Not Yet Adopted
In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”), which amends the accounting for leases, requiring lessees to recognize most leases on their balance sheet with a right-of-use asset and a lease liability. Leases will be classified as either finance or operating leases, which will impact the expense recognition of such leases over the lease term. ASU 2016-02 also modifies the lease classification criteria for lessors and eliminates some of the real estate leasing guidance previously applied for certain leasing transactions. In June 2020, the FASB issued ASU 2020-05 that deferred the required effective date to fiscal years beginning after December 15, 2021 and to interim periods within fiscal years beginning after December 15, 2022. The Company will therefore adopt ASU 2016-02 on January 1, 2022. Because of the number of leases the Company utilizes to support its operations, the adoption of ASU 2016-02 is expected to have a significant impact on the Company’s combined financial position and results of operations. Management is currently evaluating the extent of this anticipated impact on the Company’s combined financial statements, including quantitative and qualitative factors, as well as any changes to its leasing strategy that may be needed.
In October 2018, the FASB issued ASU 2018-17, Consolidation — Targeted Improvements to Related Party Guidance for Variable Interest Entities (Topic 810) (“ASU 2018-17”). ASU 2018-17 eliminates the requirement that entities consider indirect interests held through related parties under common control in their entirety when assessing whether a decision-making fee is a variable interest. Instead, the reporting entity will consider such indirect interests on a proportionate basis. ASU 2018-17 is effective for a private company for fiscal years beginning after December 15, 2020, and interim periods within fiscal years beginning after December 15, 2021. All entities are required to apply the adjustments in ASU 2018-17 retrospectively with a cumulative-effect adjustment to retained earnings at the beginning of the earliest period presented. Early adoption is permitted. The Company is currently evaluating the impact ASU 2018-17 will have on its combined financial statements and related disclosures.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 introduces a new model for recognizing credit losses on financial instruments based on an estimate of current expected credit losses. The guidance is effective for us beginning January 1, 2022. The new current expected credit losses (CECL) model generally calls for the immediate recognition of all expected credit losses and applies to loans, accounts and trade receivables as well as other financial assets measured at amortized cost, loan

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
commitments and off-balance sheet credit exposures, debt securities and other financial assets measured at fair value through other comprehensive income, and beneficial interests in securitized financial assets. The new guidance replaces the current incurred loss model for measuring expected credit losses, requires expected losses on available for sale debt securities to be recognized through an allowance for credit losses rather than as reductions in the amortized cost of the securities, and provides for additional disclosure requirements. The Company plans to adopt this standard on January 1, 2023 and does not believe adoption will have a material effect on its combined financial statements.
In January 2020, the FASB issued ASU 2020-01, Investments — Equity Securities (Topic 321), Investments — Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815) — Clarifying the Interactions between Topic 321, Topic 323, and Topic 815 (“ASU 2020-01”). ASU 2020-01 clarifies the interaction of the accounting for equity securities under Topic 321 and investments accounted for under the equity method of accounting in Topic 323 and the accounting for certain forward contracts and purchased options accounted for under Topic 815. The guidance is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2021. The Company is currently evaluating the impact the adoption of ASU 2020-01 will have on its combined financial statements.
In August 2018, the FASB issued ASC 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure for Fair Value Measurement (“ASU 2018-13”), which modifies the disclosure requirements for fair value measurements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years, with partial early adoption permitted for eliminated disclosures. The method of adoption varies by the disclosure. The Company will adopt the new guidance on January 1, 2020, noting no impact on its combined financial statements and related disclosures.
In January 2017, the FASB issued ASU 2017-04, Simplifying the Test for Goodwill Impairment to eliminate Step 2 of the goodwill impairment test requiring procedures to determine the fair value of a reporting unit and assigning it to all of its assets and liabilities, which was time consuming and costly. The ASU is effective for public business entities in fiscal years beginning after December 15, 2019. We will adopt the ASU on January 1, 2020 with no impact to our financial statements.
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform in response to concerns about structural risks of interbank offering rates. The amendments apply to contracts, hedging relationships and other transactions that reference LIBOR or other reference rate expected to be discontinued. Because of reference rate reform, modifications of contracts within the scope of Topics 310, Receivables and 470, Debt should be accounted for prospectively by adjusting the effective interest. Amendments in the update are effective for all entities as of March 12, 2020 through December 31, 2022. The Company has elected to apply the amendments for any contract modifications that are received for Topic 470, Debt, prospectively, effective with the interim period which begins January 1, 2020. The Company has not received any contract modifications and therefore has incurred no changes to its financial statements.
We do not expect that any other recently issued accounting guidance will have a significant effect on our combined financial statements.
NOTE 3. PAYOR AND PROVIDER AGREEMENTS
Payor Agreements
For the years ended December 31, 2019 and 2018, substantially all of the Company’s capitated revenue was a result of one payor agreement, the Managed Service Organization (“MSO”) Risk Agreement we have with HealthSun. Under the MSO Risk Agreement, Managed Health Care Partners, LLC (“MHP”),

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 3. PAYOR AND PROVIDER AGREEMENTS (continued)
receives per member per month Medicare premiums for attributed members passed down from the payor, less related expenses including reductions for sequestration, applicable premium taxes, an administrative fee of 15%, and applicable medical expenses. Funding is provided through capitation payments to MHP of approximately 30% of 85% of the gross premiums, with remaining settle up occurring after reconciliation of applicable medical expenses (capitation and fee for service) and other applicable settlements such as retroactive Medicare risk adjustments, and Medicare Part D Low Income Cost Sharing (LICS), Reinsurance, and Risk Corridor program settlements. With only the capitated premiums paid up front to MHP, the payor maintains a running service fund balance with the remaining withheld funds to cover the other expense and settlement items above, including estimates for incurred but not reported (IBNR) claims, and the CMS risk adjustment and Part D settlements described above. The Company maintains its own estimates for these settlements and tracks the running balance with the payor, with the net estimated amount due from or to the payor recorded in due from/to health plans in the accompanying combined balance sheets.
In the accompanying combined statements of operations, the 15% administrative fee is included in administrative expenses, capitated revenue is recorded net of sequestration reductions and any impact from retroactive risk settlements. Impact from Part D settlements is included with medical expenses. All other medical expenses for both downstream capitation payments to providers, and fee for service expenses, are included in medical expenses. The administrative fee totaled $13,237,389 and $10,654,172 for the years ended December 31, 2019 and 2018, respectively.
MHP also has other MSO arrangements similar in practice to the agreement explained above, however they make up only approximately 1% or less of total capitated revenue, administrative fees, and medical expenses, respectively, for the years ended December 31, 2019 and 2018.
Provider Agreements
MHP also has downstream provider agreements with all the combined Medical Center entities, as well as unrelated medical providers. These agreements generally have a capitation component with a fixed per member per month payment provided to the contracted provider. Some providers also share in the risk of the members under the MSO Risk Agreement explained above. All expenses for capitation and other risk sharing arrangements for downstream risk providers are included in medical expenses in the accompanying combined statements of income. For providers with risk sharing, a running balance is tracked similar to the balance under the MSO Risk Agreement described above, but at an individual entity-level. Any amounts due to or from these at risk providers are included in risk settlements due from/to providers in the accompanying combined balance sheets. All revenue and expense for combined Medical Center entities and any intercompany balances due under the provider agreements have been eliminated in the combined financial statements.
NOTE 4. REINSURANCE POLICY
The Company has a reinsurance policy with an insurance carrier for high dollar inpatient claims. The reinsurance policy covers most individual claims from an attachment point of $150,000 at 90%, up to an individual member maximum of $2,000,000. Reinsurance recoveries were approximately $1,479,000 and $1,386,000 for the years ended December 31, 2019 and 2018, respectively. Reinsurance premium expense totaled approximately $764,000 and $752,000 for the years ended December 31, 2019 and 2018, respectively. For the years ended December 31, 2019 and 2018, both reinsurance premiums and recoveries are routed through the payor under the MSO Risk Agreement, and the impact is included net of medical expenses in the accompanying combined statements of operations. Any estimated or actual reinsurance recoveries due at year-end are included net, with due from/to health plans in the accompanying combined balance sheets.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 5. BUSINESS COMBINATIONS
On August 1, 2018, the Company established a 100% ownership interest in Clinica Venamer, L.L.C. (Venamer), now operating as Coral Way, through an agreement with Venamer’s shareholders. The purchase price was $750,000 funded through a $550,000 payment at closing, and two $100,000 promissory notes payable to Belingroup, Inc.
On August 14, 2019, the Company purchased the assets of New Life Health Group Inc (New Life), now operating as Tamarac, through an asset purchase agreement with New Life’s shareholders. The purchase price was $10,000,000, plus a possible $1,000,000 in additional compensation (“earn out”. The $1,000,000 earn out was earned, and paid subsequent to December 31, 2019. Under the agreement, there was a $1,000,000 holdback to be paid out over three years after closing which is included in long-term debt. The $1,000,000 earn out, less certain credits for earlier disbursements, is included in accounts payable in the accompanying combined balance sheets. New Life constituted a business and a significant acquisition and was accounted for under the acquisition method of accounting pursuant to ASC 805. See Note 14 for pro forma financial data.
The estimated fair value of the assets acquired during the years ended December 31, 2019 and 2018 consisted of the following as of the acquisition date:
	2019	2018
Current Assets	$700,909	$—
Property and Equipment	401,208	116,670
Security Deposit	23,106	—
Identifiable Intangible Assets:
Non-compete agreements	650,000	44,333
Risk Contracts	4,180,000	265,999
Net Assets Acquired	5,955,223	427,002
Excess of Consideration over Net Assets Acquired	5,067,882	322,998
Total Consideration	$11,023,105	$750,000
No liabilities were assumed under the purchase agreements. The excess of consideration paid over the net assets acquired is considered goodwill.
See Note 14 for pro forma disclosures.
NOTE 6. PROPERTY AND EQUIPMENT
A summary of property and equipment at December 31, 2019 and 2018 is as follows:
	December 31, 2019	December 31, 2018
Leasehold Improvements	$971,558	$964,444
Vehicles	2,823,473	2,301,550
Furniture and Equipment	1,330,185	920,493
Construction in Progress	566,794	17,370
Total	5,692,010	4,203,857
Less: Accumulated Depreciation	(2,237,791)	(1,537,957)
Total Property and Equipment, Net	$3,454,219	$2,665,900

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 6. PROPERTY AND EQUIPMENT (continued)
Construction in Progress at December 31, 2019 is made up of various leasehold improvements at the Medical Centers. The largest projects are at the North Miami, Westchester, and Coral Way with expected total costs of approximately $438,000, $944,000, and $265,000, respectively, with completion planned throughout 2020. The projects are being funded internally.
Depreciation expense totaled $732,552 and $570,036 for the years ended December 31, 2019 and 2018, respectively.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 7. LONG TERM DEBT
Long-term debt consisted of the following at December 31, 2019 and 2018:
	2019	2018
Various vehicle notes payable with Mercedes-Benz Financial Services with monthly principal and interest payments ranging from $607 to $996 and maturing August 2024 through November 2025. Interest rates ranging from 3.99% to 5.75%. Secured by the related vehicles.	$310,479	$1,625,130
Vehicle note payable with Toyota Finance with monthly principal and interest payments of $561 at an interest rate of 3.59%, maturing in November 2020. Secured by the related vehicle. Paid off early during 2019.	—	9,995
Medical equipment note payable with Wells Fargo Equipment Finance with monthly principal and interest payments of $2,961 at an interest rate of 5.71%, maturing in March 2021. Secured by the related equipment.	43,021	75,105
Medical equipment note payable with Wells Fargo Equipment Finance with monthly principal and interest payments of $1,082 at an interest rate of 5.82%, maturing in March 2021. Secured by the related equipment.	5,661	17,942
Medical equipment note payable with Conestoga Equipment Finance Corp. with monthly principal and interest payments of $818 at an interest rate of 7.88%, maturing in February 2021. Secured by the related equipment	11,316	18,668
Medical equipment note payable with Conestoga Equipment Finance Corp. with monthly principal and interest payments of $844 at an interest rate of 7.74%, maturing in July 2020. Secured by the related equipment.	4,541	12,989
Two unsecured zero interest notes payable due to Belingroup, Inc. of $100,000 each, maturing in February 2019 and August 2019, respectively.	—	200,000
Asset purchase agreement holdback payable in equal principal installments over three years from closing, zero interest, final payment August 2022. (See Note 5)	1,000,000	—
Term loan payable due to White Oak Healthcare Finance with variable interest and principal amortization, maturing with a balloon payment in August 2024. Interest includes a base rate of the greater of 2.25% or LIBOR plus an applicable margin between 5% and 6% depending on consolidated leverage ratio. (see below)	16,000,000	—
Less: Unamortized Debt Issuance Costs	(622,256)	—
Total Long-Term Debt	16,752,762	1,959,829
Less: Current Maturities	(705,054)	(485,890)
Long-Term Debt, Less Current Maturities	$16,047,708	$1,473,939

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 7. LONG TERM DEBT (continued)
Future maturities of long-term debt are as follows:
Year ending December 31,	Amount
2020	$705,054
2021	792,720
2022	775,237
2023	435,180
2024	14,660,335
Thereafter	6,492
Total	$17,375,018
Certain CMG entities entered into a loan and security agreement dated August 14, 2019 with a third party for a total loan commitment of $18,500,000 (“Loan Agreement”), maturing on August 14, 2024. (see above). The loan commitment is split into a $16,000,000 term loan and a fixed $2,500,000 revolving loan commitment. Interest on the loan commitments are calculated as the greater of 2.25% or the LIBOR Index Rate, plus an applicable margin which is 6% at the effective date and at December 31, 2019. At December 31, 2019, there was zero outstanding under the revolving loan commitment. The LIBOR Index Rate is determined monthly, and the applicable margin may be adjusted down to a floor of 5% in future periods if certain financial metric thresholds are met. Interest payments are due monthly throughout the term of the Loan Agreement. Debt issuance costs associated with the term loan commitment were $691,395 and are being amortized on a straight-line basis over the term of the loan. Monthly principal payments on the term loan commitment begin May 1, 2020 based on the outstanding principal amount multiplied by a required amortization percentage ranging from 2.50% to 10.00%, depending on certain financial metrics. Interest expense under the term loan for 2019 was $423,889 and is included in Administrative Expenses on the Statement of Operations. All principal amounts outstanding on the term loan commitment and revolving loan commitment are due at maturity. Under the Loan Agreement, the Company is subject to various financial and nonfinancial covenants and is in compliance with these covenants as of December 31, 2019.
The borrowers under the Loan Agreement include CMG, MHP, Broward, Coral Way, Homestead, Miami, North Miami, Tamarac, and Westchester. They have granted a security interest to the lender in the assets of the companies.
Proceeds from the term loan under the Loan Agreement were used to fund the purchase of New Life Health Group, Inc. (see Note 5), now operating as Tamarac, to refinance existing vehicle loans at the time of closing, and to pay related legal and financing fees. Remaining proceeds are planned to be used for future growth and acquisition activity and general corporate purposes.
As part of the asset purchase agreement described in Note 5, a $1,000,000 holdback is to be paid out over the course of three years in equal installments from closing. It was earned and paid out subsequent to December 31, 2019. This holdback liability is included in long-term debt on the accompanying combined balance sheets and bears no interest.
NOTE 8. EQUITY METHOD INVESTMENTS, VARIABLE INTEREST ENTITIES AND RELATED PARTY TRANSACTIONS
CMG has a 49% ownership interest in Care Smile, LLC (Care Smile) which is accounted for under the equity method. Care Smile is a dental care organization with majority ownership by the dental provider, who is the spouse of a board member, owner, and management individual of CareMax. The balance of the equity investment in Care Smile was $-0- as of December 31, 2019 and 2018, as a result of accumulated losses.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 8. EQUITY METHOD INVESTMENTS, VARIABLE INTEREST ENTITIES AND RELATED PARTY TRANSACTIONS (continued)
There were no contributions to or distributions from Care Smile during the years ended December 31, 2019 and 2018. Summarized financial information for Care Smile as of and for the years ended December 31, 2019 and 2018 are as follows:
	2019	2018
Net Loss	$(20,630)	$(13,847)
Total Assets	$—	$2,996
Total Liabilities	$53,278	$35,645
MHP pays for dental services provided to enrollees by Care Smile on a capitated basis. Total capitation payments for the years ended December 31, 2019 and 2018 were $637,000 and $635,000, respectively.
Individual owners of the Company provided a line of credit with available funds of up to $2,000,000. As this is a personal line of credit, the balance utilized by the Company is considered a related party transaction and loan. The outstanding balance of the line of credit at December 31, 2018 was $650,000 and is presented as ‘Line of Credit’ in the combined balance sheet. The line of credit expired and was fully paid off July 31, 2019 and was not renewed. Interest on the line of credit was paid monthly and calculated based on a variable LIBOR rate, plus 2.50%.
NOTE 9. EQUITY
The Company issued 100 membership units, no par value to members of CareMax Medical Group, LLC on January 25, 2013 and 100 units, no par value to members of Managed Health Care Partners, LLC on May 7, 2009. Each unit is entitled to one vote on all matters on which members are entitled to vote. Each unit has equal rights with every other unit with respect to sharing of profits and losses and with respect to distributions. There are no rights of redemption prior to dissolution of the Company, absent a prior written consent of a Super Majority of members.
NOTE 10. BENEFIT PLANS
The Company has a qualified 401(k) retirement plan for eligible employees. The plan provides for participant salary deferrals and employer contributions. The Company matches eligible employee contributions up to 4% of eligible compensation which vest immediately. The Company may also make voluntary contributions in addition to the match above based on management discretion, however these contributions are subject to a vesting period over six years. Employer contributions for the years ended December 31, 2019 and 2018 totaled approximately $81,000 and $76,000, respectively.
NOTE 11. OPERATING LEASES AND COMMITMENTS
The Company has entered into non-cancelable operating lease agreements for office and clinical space expiring at various times through 2031. Future minimum rental payments and related expenses under these lease agreements, including renewal terms if the Company is planning on renewing the leases, consisted of the following at December 31, 2019:
Year ending December 31	Amount
2020	$2,118,077
2021	2,262,714
2022	1,855,549

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 11. OPERATING LEASES AND COMMITMENTS (continued)
Year ending December 31	Amount
2023	1,789,475
2024	1,667,199
Thereafter	6,348,344
Total	$16,041,358

The optional renewal terms for the medical centers that have them in their lease agreements are as follows:
Legal Entity	Optional Renewal Term
CareMax Medical Group Tamarac	One ten year period
Managed Health Care Partners	Two five year periods
CareMax Medical Group North Miami	Two five year periods
CareMax Medical Group Hialeah	One five year period
CareMax Medical Group Miami	One five year period
The Company also has entered into non-cancelable operating lease or service agreements for office equipment and software. Future minimum commitments under these agreements at December 31, 2019 are as follows:
Year ending December 31	Amount
2020	$38,535
2021	10,901
Total	$49,436
Rent expense, including other related expenses for property taxes, sale taxes, and utilities, was approximately $1,677,000 and $1,211,000 for the years ended December 31, 2019 and 2018, respectively. This expense item is included in the Administrative Expenses line item on the Statements of Operations.
NOTE 12. LITIGATION AND CONTINGENCIES
Compliance
The health care industry is subject to numerous laws and regulations of federal, state, and local governments. Compliance with these laws and regulations, specifically those related to the Medicare and Medicaid programs, can be subject to government review and interpretation, as well as regulatory actions unknown and not yet asserted at this time. Management believes that the Company is in substantial compliance with current laws and regulations.
Risk Management
The Company is exposed to various risks of loss from torts; theft of, damage to, and destruction of assets; business interruption; errors and omissions; employment practices; employee injuries; and natural disasters. These risks are covered by commercial insurance purchased from independent third parties.

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 12. LITIGATION AND CONTINGENCIES (continued)
Litigation
The Company is involved in various legal actions arising in the normal course of business. In consultation with legal counsel, management estimates that these matters will be resolved without material adverse effect on the Company’s financial position.
NOTE 13. SEGMENT FINANCIAL INFORMATION
The Company’s chief operating decision maker regularly reviews financial operating results on a combined basis for purposes of allocating resources and evaluating financial performance. The Company identifies operating segments based on this review by its chief operating decision makers and operates in and reports as a single operating segment, which is to care for its patients’ needs. For the periods presented, all of the Company’s long-lived assets were located in the United States, and all revenue was earned in the United States.
NOTE 14. PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
On August 14, 2019, CareMax Medical Group of Tamarac, LLC (“Buyer”) purchased the net assets of New Life Health Group Inc. (“Seller”) that resulted in the Buyer obtaining a 100% controlling financial interest of a business. See Note 5.
The following unaudited pro forma condensed combined financial information of CareMax Medical Group, LLC (“CareMax”) gives effect to this acquisition as if it had been completed on January 1, 2018 (the “assumed date”). The unaudited pro forma condensed combined statements of operations are presented for the years ended December 31, 2019 and 2018.
The unaudited pro forma condensed combined financial statements are for informational and illustrative purposes only, and are not necessarily indicative of the financial results that would have been achieved, had the events and transactions occurred on the assumed date, nor are such financial statements necessarily indicative of the results of operations in future periods. The unaudited pro forma condensed combined financial statements do not include realization of cost savings expected to result from the acquisition. The pro forma adjustments, as described in the accompanying notes, are based upon currently available information. The historical financial information has been adjusted to give effect to pro forma adjustments that are (i) directly attributable to the acquisition, (ii) factually supportable, and (iii) expected to have a continuing impact on the Company’s combined results.
	CareMax As Reported for the Year Ended December 31, 2019	Tamarac acquisition adjustments	CareMax Pro Forma
REVENUE
Capitated Revenue	$90,109,682	$7,866,743	$97,976,425
Other Revenue	491,859	—	491,859
Total Revenue	90,601,541	7,866,743	98,468,284
EXPENSES
Medical Expenses	51,622,064	5,236,698	56,858,762
Administrative Expenses	33,134,014	1,258,679	34,392,693
Total Expenses	84,756,078	6,495,377	91,251,455
Net Income	$5,845,463	$1,371,366	$7,216,829

CAREMAX MEDICAL GROUP, LLC AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018
NOTE 14. PRO FORMA FINANCIAL INFORMATION (UNAUDITED) (continued)
	CareMax As Reported for the Year Ended December 31, 2019	Tamarac acquisition adjustments	CareMax Pro Forma
Net Income (Loss) Atttributable to Noncontrolling Interest	(173,194)		(173,194)
Net income attributable to controlling interest	$6,018,657	$1,371,366	$7,390,023
Net income per unit, basic and diluted	$30,093	—	$36,950

	CareMax As Reported for the Year Ended December 31, 2018	Tamarac acquisition adjustments	CareMax Pro Forma
REVENUE
Capitated Revenue	$71,873,280	$15,807,000	$87,680,280
Other Revenue	508,184	97,000	605,184
Total Revenue	72,381,464	15,904,000	88,285,464
EXPENSES
Medical Expenses	44,158,597	13,020,000	57,178,597
Administrative Expenses	24,737,228	3,122,000	27,859,228
Total Expenses	68,895,825	16,142,000	85,037,825
Net Income (Loss)	$3,485,639	$(238,000)	$3,247,639
Net Income (Loss) Atttributable to Noncontrolling Interest	16,471		16,471
Net Income Atttributable to Controlling Interest	$3,469,168		$3,231,168
Net Income per unit, basic and diluted	$17,346		$16,156

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To Management and the Board of Directors,
Interamerican Medical Center Group, LLC and Subsidiaries:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of Interamerican Medical Center Group, LLC and Subsidiaries (the “Company”) as of December 31, 2020 and 2019, and the related consolidated statements of operations, changes in member’s equity and cash flows for the years then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures to respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ WithumSmith+Brown, PC
We have served as the Company’s auditor since 2020.
Red Bank, New Jersey
March 1, 2021

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31,
	2020	2019
ASSETS
CURRENT ASSETS
Cash	$15,761,560	$9,241,941
Capitation receivables, net	12,741,232	10,036,164
Other receivables	5,212,504	3,469,202
Prepaid expenses	1,377,467	1,145,825
TOTAL CURRENT ASSETS	35,092,763	23,893,132
RESERVE FUNDS HELD BY HEALTH PLANS	1,653,516	1,188,827
PROPERTY AND EQUIPMENT, NET	6,908,179	8,419,849
GOODWILL	85,476,229	85,476,229
INTANGIBLES, NET	18,032,584	19,659,584
SECURITY DEPOSITS	411,458	466,630
TOTAL ASSETS	$147,574,729	$139,104,251
LIABILITIES AND MEMBER’S EQUITY
CURRENT LIABILITIES
Accounts payable	$1,865,289	$3,909,544
Accrued expenses	4,534,243	3,432,243
Current portion of due to sellers	465,000	100,000
Current portion of capital leases	392,637	575,443
Current portion of note payable	14,524	12,816
Amounts due to health plans, net	1,800,898	3,444,674
TOTAL CURRENT LIABILITIES	9,072,591	11,474,720
LONG-TERM DEBT, NET OF DEFERRED FINANCING COSTS	77,163,419	89,125,717
DEFERRED PAYROLL TAXES	1,100,570	—
CAPITAL LEASES, NET OF CURRENT PORTION	53,780	380,145
DUE TO SELLERS, NET OF CURRENT PORTION	—	465,000
TOTAL LIABILITIES	87,390,360	101,445,582
COMMITMENTS AND CONTINGENCIES
MEMBER’S EQUITY
MEMBERSHIP UNITS (100 authorized, issued and outstanding as of December 31, 2020 and 2019)	—	—
CONTRIBUTED CAPITAL	160,739,626	139,327,982
RETAINED DEFICIT	(100,555,257)	(101,669,313)
TOTAL MEMBER’S EQUITY	60,184,369	37,658,669
TOTAL LIABILITIES AND MEMBER’S EQUITY	$147,574,729	$139,104,251
The accompanying notes are an integral part of these consolidated financial statements.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Consolidated Statements of Operations
For the Years Ended December 31,
	2020	2019
REVENUES, NET
Revenue under global capitation	$216,041,494	$184,333,971
Other managed care revenue	10,855,536	9,764,520
Other revenues	204,268	946,648
TOTAL REVENUES, NET	227,101,298	195,045,139
MEDICAL SERVICE EXPENSES
External medical services under global capitation	158,136,016	135,527,074
Other medical expenses	7,093,825	8,379,941
Direct medical salaries, wages and benefits	21,085,633	23,156,419
TOTAL MEDICAL SERVICE EXPENSES	186,315,474	167,063,434
GROSS PROFIT	40,785,824	27,981,705
OPERATING EXPENSES
Salaries, wages, and benefits	13,961,684	12,889,934
General and administrative	12,741,363	17,992,950
Amortization of intangibles	1,627,000	1,627,000
Depreciation and amortization	2,805,663	2,816,988
TOTAL OPERATING EXPENSES	31,135,710	35,326,872
INCOME (LOSS) FROM OPERATIONS	9,650,114	(7,345,167)
OTHER INCOME (EXPENSE), NET
Interest expense	(9,536,058)	(9,507,247)
Other income	1,000,000	—
TOTAL OTHER EXPENSE, NET	(8,536,058)	(9,507,247)
NET INCOME (LOSS)	$1,114,056	$(16,852,414)
EARNINGS (LOSS) PER UNIT
Basic and Diluted	$11,141	$(168,524)
WEIGHTED AVERAGE NUMBER OF UNITS
Basic and Diluted	100	100
The accompanying notes are an integral part of these consolidated financial statements.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Consolidated Statements of Changes in Member’s Equity
For the Years Ended December 31, 2020 and 2019
	Membership Units	Membership Units (Amount)	Capital Contributions	Retained Deficit	Total Member’s Equity
BALANCE – JANUARY 1, 2019	100	$—	$121,972,000	$(84,816,899)	$37,155,101
Member contributions	—	—	17,355,982	—	17,355,982
Net loss	—	—	—	(16,852,414)	(16,852,414)
BALANCE – DECEMBER 31, 2019	100	—	139,327,982	(101,669,313)	37,658,669
Conversion of long-term debt to member’s equity	—	—	21,411,644	—	21,411,644
Net income	—	—	—	1,114,056	1,114,056
BALANCE – DECEMBER 31, 2020	100	$—	$160,739,626	$(100,555,257)	$60,184,369
The accompanying notes are an integral part of these consolidated financial statements.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
For the Years Ended December 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$1,114,056	$(16,852,414)
Reconciliation of net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,805,663	2,816,988
Amortization of intangibles	1,627,000	1,627,000
In-kind interest added to long-term debt	8,611,706	8,851,726
Amortization of deferred financing fees	852,164	532,082
Loss on the sale of equipment	—	36,696
Inventory write-off	—	25,195
Changes in operating assets and liabilities:
Capitation receivables	(2,705,068)	(2,194,158)
Other receivables	(1,743,302)	(1,059,468)
Inventory	—	213,463
Income tax receivable	—	150,000
Prepaid expenses	(231,642)	(89,877)
Reserve funds held by health plans	(464,689)	(220,000)
Accounts payable	(2,044,255)	1,638,472
Accrued expenses	1,102,000	680,819
Amounts due to health plans	(1,643,776)	(745,061)
Deferred payroll tax liability	1,100,570	—
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	8,380,427	(4,588,537)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(1,219,967)	(3,061,828)
Payments to seller	(100,000)	—
Acquisitions, net of cash acquired	—	(1,712,862)
Security deposits	55,172	(37,815)
NET CASH USED IN INVESTING ACTIVITIES	(1,264,795)	(4,812,505)
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments on capital leases	(583,197)	(536,381)
Repayments on notes payable	(12,816)	(3,385)
Member contributions	—	13,515,000
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(596,013)	12,975,234
NET INCREASE IN CASH	6,519,619	3,574,192
CASH – BEGINNING OF YEAR	9,241,941	5,667,749
CASH – END OF YEAR	$15,761,560	$9,241,941
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid	$72,188	$123,439
SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING TRANSACTIONS:
Purchase of property and equipment through issuance of note payable	$—	$42,257
Deferred financing costs of long-term debt upon modification	$—	$3,840,982
New capital leases – vehicles	$74,026	$—
Conversion of long-term debt to member’s equity	$21,411,644	$—
The accompanying notes are an integral part of these consolidated financial statements.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
1.   NATURE OF BUSINESS AND ACQUISITIONS
Nature of Business
Interamerican Medical Center Group, LLC and Subsidiaries (the “Company”) own and operate medical and specialty clinics strategically located in Miami-Dade, Broward and Orange Counties in Florida. The Company’s clinic operations offer primary care, laboratory services, ultrasounds, electrocardiograms, x-rays, joint injections and dental care to members of Medicare, Medicaid and commercial health plans that contract with the Company. The Company also offers ancillary and specialty services capabilities including cardiology, optometry, women’s health, podiatry, pulmonology, urology, neurology, nutrition, mental health, case management, joint injections, acupuncture and gastroenterology services.
The Company provides managed healthcare services for its enrollees through capitation contracts with multiple health plans (the “Plans”) and also provides healthcare services to individuals on a fee for service basis.
In December 2020, Deerfield Healthcare Technology Acquisitions Corp. (Nasdaq: DFHT) announced it is acquiring IMC Medical Group Holdings for $250 million. The closing is expected to occur in March 2021.
Acquisitions
Sunset Cardiology, P.L. and Primary Provider, Inc.
On January 29, 2019, the Company acquired all of the outstanding and issued equity interests of Sunset Cardiology, P.L. and Primary Provider, Inc. (“Sunset”), for a purchase price of $1,800,000. Sunset is in the business of operating primary care physician practices and cardiology specialists’ practices in South Florida. At the time of the acquisition, the Company paid cash of $1,220,000 to the seller and $180,000 to an escrow fund and is obligated to make the remaining payment on the 24-month anniversary from the acquisition date. The amount due totaling $400,000 as of December 31, 2020 and 2019 is included within due to seller in the accompanying consolidated balance sheets. This amount was paid on February 2, 2021. Financial information on Sunset’s revenue and earnings prior to the acquisition date was not readily available to the Company, and as such it was impracticable, as well as immaterial to the consolidated financial statements as a whole, to disclose the amount of revenue and earnings of the combined entity, as though the business combination had been as of the beginning of the annual reporting period. “Total Revenues, Net” and “Net Loss” in the consolidated statement of operations for the year ended December 31, 2019 includes revenue and net loss of Sunset from the date of acquisition through December 31, 2019 of approximately $7,072,000 and $302,000, respectively. Goodwill from the acquisition of Sunset principally relates to intangible assets that do not qualify for separate recognition (for instance, assembled workforce and patient relationships) and expected business synergies. The following is a schedule of the fair value of assets acquired and liabilities assumed as a result of the purchase of Sunset:
Cash	$72,138
Accounts receivable	145,831
Prepaids expenses	17,602
Accrued expenses	(21,773)
Amounts due to health plans	(51,870)
Goodwill	1,638,072
Total purchase price	$1,800,000

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
1.   NATURE OF BUSINESS AND ACQUISITIONS (continued)
Carlos Iglesias M.D., P.A.
On October 4, 2019, the Company acquired substantially all of the assets of Carlos Iglesias M.D., P.A. (“Iglesias”) for a purchase price of $570,324. Iglesias is a primary care medical practice located in South Florida. At the time of acquisition, the Company paid cash of $385,000. Of the remaining amount, $165,000 was due to the seller, of which $100,000 was paid in October 2020 (the 12-month anniversary of the acquisition date) and $65,000 is due on the 18-month anniversary of the acquisition date based on the final reconciliation from the service fund with a particular health plan and is included within due to seller in the accompanying consolidated balance sheet. The remaining $20,324 is due to the health plan on the 18-month anniversary of the acquisition date, on behalf of the seller, based on the final reconciliation and included within amounts due to health plans, net in the accompanying consolidated balance sheets. Financial information on Iglesias’s revenue and earnings prior to the acquisition date was not readily available to the Company; as such, it was impracticable, as well as immaterial to the consolidated financial statements as a whole, to disclose the amount of revenue and earnings of the combined entity as though the business combination had been as of the beginning of the annual reporting period. “Total Revenues, Net” and “Net Loss” in the consolidated statement of operations for the year ended December 31, 2019 includes revenue and net income of Iglesias from the date of acquisition through December 31, 2019 of approximately $561,000 and $110,000, respectively. Goodwill from the acquisition of Sunset principally relates to intangible assets that do not qualify for separate recognition (for instance, assembled workforce and patient relationships) and expected business synergies. The following is a schedule of the fair value of assets acquired and liabilities assumed as a result of the purchase of Iglesias:
Goodwill	$570,324
Total purchase price	$570,324
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Principles of Consolidation
The accompanying consolidated financial statements include the accounts and balances of Interamerican Medical Center Group, LLC (“IMC”) and its wholly-owned subsidiaries: IMC Transport Fleet, LLC (“Transport”), Physician Service Organization, LLC (“PSO”), Sunset Holdings, LLC (“SH”), Sunset Cardiology, LLC (“SC”) and Primary Provider, Inc. (“PPI”). Doctor’s Management Services Group, LLC (“DMS”) and Physician Care Management, LLC (“PCM”) were dissolved on August 13, 2019 and Total Diagnostics Solutions (“TDS”) was dissolved on May 31, 2020. The results of these operations are included in the consolidated financial statements for the years then ended.
All material intercompany balances and transactions have been eliminated in consolidation.
Use of Estimates
Future events and their effects cannot be predicted with certainty; accordingly the preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
and expenses during the reporting period. The accounting estimates used in the preparation of these consolidated financial statements will change as new events occur, as more experience is acquired, as additional information is obtained, and as the Company’s operating environment changes.
Significant estimates and assumptions are used for, but not limited to accounts receivable, revenues, medical claims expense and associated stop loss recoveries, valuation and recoverability of intangible assets and contingent liabilities. The Company bases its estimates on historical experience and various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about carrying values of assets and liabilities that are not readily apparent from other sources. The Company evaluates its estimates and assumptions on a regular basis and may employ outside experts to assist in the evaluation, as considered necessary. Actual results may differ from these estimates and assumptions used in preparation of its consolidated financial statements and changes in these estimates may be material and are recorded when known.
Segment Reporting
The Company’s chief operating decision maker (“CODM”) is the Company’s chief executive officer. The Company’s Clinical Services reportable segment has been identified based on how the Company’s CODM manages the business, makes resource allocation and operating decisions, and evaluates operating performance. For the years ended December 31, 2020 and 2019, the results of the Company’s operations are presented as a single reportable segment for purposes of presenting financial information in accordance with the accounting guidance for segment reporting. The Company did not have sales or long-lived assets outside of the United States as of and for the years ended December 31, 2020 and 2019.
Business Combinations
The Company’s business combinations are accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations (“ASC 805”). Under the acquisition method, the Company recognizes the assets acquired and liabilities assumed at their estimated fair values as of the date of acquisition. Any excess of the purchase price over the fair value of the net assets and other identifiable intangible assets acquired is recorded as goodwill. To the extent the fair value of the net assets acquired, including other identifiable intangible assets, exceeds the purchase price, a bargain gain is recognized. The operating results of businesses the Company acquired are included in its consolidated statements of operations from the date of acquisition. Acquisition-related costs are expensed as incurred.
Cash
The Company’s cash consists of demand deposits in banks and cash on hand.
Revenue Recognition
In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (“ASC 606”). The ASU and all subsequently clarifying ASUs replaced most existing revenue recognition guidance in U.S. GAAP. The ASU also required expanded disclosures relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from the contracts with customers. The Company adopted the new standard effective January 1, 2018, the first day of the Company’s fiscal year using the modified retrospective approach. The adoption did not result in any changes to beginning retained earnings as of January 1, 2018, and there were no open balances on contract assets or contract liabilities.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Under ASC 606, the Company recognizes revenue when a customer obtains control of the promised goods or services. The amount of revenue that is recorded reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five-step model in order to determine this amount: (i) identify the contract (s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the Company satisfies a performance obligation. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the goods or services the Company transfers to the customer. At contract inception, once the contract is determined to be within the scope of ASC 606, management reviews the contract to determine which performance obligations must be delivered and which of these performance obligations are distinct. The Company recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied.
Prior to the adoption, the Company would recognize revenue in the period in which eligible covered individuals are entitled to receive health care benefits, and when services were provided. The adoption of the new standard did not have a material impact on the Company’s revenue recognition of net revenues for any periods prior to adoption.
The following table disaggregates revenue based on timing of satisfaction of performance obligations for the years ended December 31:
	2020	2019
Performance obligations satisfied over time	$226,897,030	$194,098,491
Performance obligations satisfied at a point in time	204,268	946,648
Total revenues, net	$227,101,298	$195,045,139
Revenue from performance obligations satisfied over time consists of capitation, shared savings and HEDIS and other incentive program revenues. These services are earned over time, and payments are received from insurance carriers, for having providers standing-ready to provide health care services to their respective patient panel.
Revenue from performance obligations satisfied at a point in time consists of fee for service revenues, pharmacy revenues and copayments. There is no fixed duration for such on demand medical services, and the service can be terminated by the patient or company at any time, therefore fee for service revenue is viewed as a standalone contract, and all specific services ordered on a given health visit are bundled into a single performance obligation for that contract. The Company recognizes fee for service revenues at the net realizable amount at the time the patient is seen by a provider, and the Company’s performance obligations to the patient are complete. The amounts billed are based on those services provided to patients. Retail pharmacy revenues are recorded at the time the customer takes possession of the merchandise and copayments are recorded at the time the patient makes payment after visiting provider.
Revenue Under Global Capitation
The Company provides coordination and facilitation of medical services; transaction processing; customer, consumer and care professional services; and access to contracted networks of physicians, hospitals and other health care professionals under global capitated risk-based arrangements and managed services only contracts. Revenues derived from global capitated risk-based arrangements in which the premium is typically at a fixed rate per individual service for a one-year period, and where the Company assumes the

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
economic risk of funding its customers’ health care and related administrative costs and managed services only contracts are presented as revenue under global capitation in the accompanying consolidated statements of operations.
The Centers for Medicare and Medicaid Services (“CMS”) uses a risk adjustment model for its Medicare Advantage enrollees that apportions premiums paid to all health plans according to health severity and certain demographic factors. The CMS risk adjustment model pays more for members whose medical history indicates they have certain medical conditions. Under this risk adjustment methodology, CMS calculates the risk adjustment premium payment using diagnosis data from hospital inpatient, hospital outpatient and physician treatment settings. The Company and health care providers collect, capture and submit the necessary and available diagnosis data to the Plans with which the Company contracts. Plans must submit applicable data to CMS within prescribed deadlines. The Company’s risk-based Medicare contracts contain retrospective adjustment provisions that adjust the Company’s revenue under global capitation for applicable percentages of the risk adjustment amounts. Such amounts are recorded as revenue when the data to reasonably estimate them have been obtained by the Company. Risk adjustment data is subject to regulatory audits via the Plans.
Payments under both the Company’s global risk contracts (for both Medicare Advantage and Medicaid) are subject to revision based upon premium adjustments, historical patient enrollment data and final settlements. Such revision and final payments are settled over a period ranging from 18 to 24 months after the contractual period. The Company adjusts its revenue for retroactive enrollee additions, terminations and other changes when identified. As such, the retroactive adjustments and final payments discussed are a form of variable consideration estimated at contract inception and updated throughout the measurement period, to the extent that risk of reversal does not exist and the consideration is not constrained.
Other Managed Care Revenue
The Company provides coordination and facilitation of medical services; transaction processing; customer, consumer and care professional services; and access to contracted networks of physicians, hospitals and other health care professionals under professional risk-based capitation contracts. Revenues derived from these contracts in which the premium is a fixed per member per month rate are presented as other managed care revenue. Incentive payments for Healthcare Effectiveness Data and Information Set (“HEDIS”) and any services paid on a fee-for-service basis by a Plan is also included in other managed care revenue.
Other Revenues
The Company provides certain ancillary services, such as radiology, to individuals under fee-based arrangements, not paid by Plans. Revenue derived from fee-based customer arrangements are recorded net of associated contractual discounts with applicable third-party payors and estimated uncollectible amounts and are presented as other revenue in the accompanying consolidated statements of operations. There were no bad debts during the years ended December 31, 2020 and 2019.
External Medical Services Under Global Capitation
For patients enrolled under risk-based managed care contracts, the cost of specialty services is paid on either a fee-for-service, per diem or capitation basis. Expenses for external medical services are recognized in the period in which enrollees of the health plans receive services and includes the actual claims paid and estimates of medical claims payable. Medical services payable are included within capitation receivables and amounts due health plans on the consolidated balance sheets, as the payables and receivables are settled

INTERAMERICAN MEDICAL CENTER GROUP, LLC
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
net pursuant to contractual terms, and represent the liability for medical services reported but not paid and medical services incurred but not reported, collectively, incurred but not paid (“IBNP”). The Company estimates the liability for IBNP medical services based upon historical data including the period between the date services are rendered and the date claims are received and paid, contract provisions and other relevant factors. The estimate for IBNP medical services is made and adjusted in future periods as required. The Company applies its estimates of medical services payable first against the respective surplus amounts retained by the respective health plans and, if medical services expense exceeds surplus amounts, the liability is recorded in amounts due health plans in the accompanying consolidated balance sheets. Estimates of medical services payable are necessarily based on estimates and, while management believes that the Company’s reserves of medical services payable are adequate, the ultimate liability may differ from the amounts estimated, and those differences may be material.
When it is probable that expected future health care costs and maintenance costs under a contract or group of existing contracts will exceed anticipated capitated revenue on those contracts, the Company recognizes losses on its prepaid health care services with the Plans.
Capitation Receivables, Net and Other Receivables, Net
The Company’s capitation receivables are derived primarily from its risk-based arrangements with the Plans and also includes surplus amounts earned under the contracts with the Plans. These amounts are set by contract and the Company does not believe there to be a material risk of uncollectability of these amounts due to its historical collection experience and financial strength of its counterparties. The Company evaluates the creditworthiness of these health plans through periodic review of the consolidated financial statements. These health plans are among the nation’s largest publicly traded health and supplemental benefits companies.
Fee-for-service receivables are estimated based on a review of all outstanding amounts on a monthly basis. Such amounts are included in other receivables, net in the accompanying consolidated balance sheets. As of December 31, 2020 and 2019, the Company did not have an allowance for doubtful accounts on its receivables balances.
Stop Loss Insurance
The Company has acquired insurance on catastrophic costs to limit the exposure on patient losses. Premiums and policy recoveries are reported in external medical services under global capitation in the accompanying consolidated statements of operations.
The nature of the Company’s stop loss coverage is to limit the benefits paid under one patient. The Company’s stop loss limits are defined within each health plan contract and range from $30,000 to $150,000 per patient per year. Premium expense incurred was approximately $10,319,000 and $4,976,000 for the years ended December 31, 2020 and 2019, respectively. Physicians under capitation arrangements typically have stop loss coverage so that a physician’s financial risk for any single member is limited to a maximum amount on an annual basis. The Company monitors the financial performance and solvency of its stop loss providers. However, the Company remains financially responsible for health care services to its members in the event the health plans are unable to fulfill their obligations under stop loss contractual terms.
Recoveries recognized in the consolidated statements of operations were approximately $11,229,000 and $11,690,000 for the years ended December 31, 2020 and 2019, respectively. Estimated recoveries under stop loss policies are reported within the capitation receivable or amounts due health plans as the counterparty responsible for the payment of the claims and the stop loss is the respective health plan.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Reserve Funds Held by Health Plans
Funds withheld in accordance with contractual terms by the Plans represents funds withheld with certain Plans with which the Company does business.
Property and Equipment, Net
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the life of the assets, ranging from three to fifteen years. Leasehold improvements are amortized over the shorter of the estimated useful life or term of the lease.
Repairs and maintenance are expensed as incurred. Expenditures that increase the value or productive capacity of assets are capitalized. When property and equipment are retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation and amortization are removed from the accounts and any gain or loss is included in accompanying consolidated statements of operations.
Goodwill
The Company records acquired assets and assumed liabilities at their respective fair values under the acquisition method of accounting. Goodwill represents the excess of the purchase price over the fair value of net assets acquired. Intangible assets with finite lives, principally trademarks, are recognized apart from goodwill at the time of acquisition based on the contractual, legal and separability criteria established in the accounting guidance.
The Company tests goodwill for impairment annually or more frequently if triggering events occur or other impairment indicators arise which might impair recoverability. These events or circumstances would include a significant change in the business climate, legal factors, operating performance indicators, competition, sale, disposition of a significant portion of the business or other factors.
ASC 350, Intangibles — Goodwill and Other (“ASC 350”) allows entities to first use a qualitative approach to test goodwill for impairment. ASC 350 permits an entity to first perform a qualitative assessment to determine whether it is more likely than not (a likelihood of greater than 50%) that the fair value of a reporting unit is less than its carrying value.
In testing for goodwill impairment, the Company first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then additional impairment testing is not required. However, if the Company concludes otherwise, the Company performs the first of a two-step impairment test. Based on our assessment of qualitative factors on December 31, 2020, the Company concluded it was more likely than not that the Company’s recorded goodwill balance of $85.5 million was not impaired and did not perform the quantitative test. No goodwill impairment was recorded during the years ended December 31, 2020 and 2019. See “Note 3 — Goodwill and Intangible Assets, Net.”
Intangible Assets, Net
Intangible assets, net, consist of trademarks. Intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives. Intangible assets with finite lives are amortized over periods of fifteen years.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Impairment of Long-lived Assets (Except Goodwill)
Long-lived assets, such as equipment, improvements, and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the use and eventual disposition of the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value.
Advertising Costs
Advertising costs are expensed as incurred. Advertising costs incurred was approximately $1,118,000 and $850,000 for the years ended December 31, 2020 and 2019, respectively, and are included in general and administrative expenses in the accompanying consolidated statements of operations.
Earnings per Unit (“EPU”)
Basic earnings (loss) per unit, or EPU, is computed by dividing net income (loss) available to unit holders by the weighted average units outstanding during the period.
Income Taxes
The Company is a single member limited liability company (“LLC”) and is a disregarded entity for federal income tax purposes. The Company’s parent is an LLC that has elected to be taxed as a corporation. The Company recognizes its allocable share of income taxes in these consolidated financial statements.
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
The Company recognizes positions taken or expected to be taken in a tax return in accordance with existing accounting guidance on income taxes which prescribes a recognition threshold and measurement process. Interest and penalties on tax liabilities, if any, would be recorded in interest expense and general and administrative expense, respectively. For the years ended December 31, 2020 and 2019, the Company did not have any unrecognized tax benefits as a result of tax positions taken during a prior period or during the current period. No interest or penalties have been recorded as a result of tax uncertainties. The U.S. Federal jurisdiction and Florida are the major tax jurisdictions where the Company files income tax returns with its Parent. The Company is no longer subject to U.S. Federal or State examinations by tax authorities for years before 2017. The Company allocates income tax to the parent company utilizing the separate return method.
Recent Accounting Pronouncements
Lease Accounting
In February 2016, the FASB issued an accounting standards update (“ASU 2016-02”) which amends existing lease guidance. The update requires lessees to recognize a right-of-use asset and related lease liability

INTERAMERICAN MEDICAL CENTER GROUP, LLC
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
for many operating leases now currently off-balance sheet under current U.S. GAAP. Also, the FASB has issued amendments to ASU 2016-02 with practical expedients related to land easements, lessor accounting, and transition matters. The Company is currently evaluating the effect the update will have on its consolidated financial statements but expects upon adoption that the update will have a material effect on the Company’s financial condition due to the recognition of a right-of-use asset and related lease liability. The Company does not anticipate the update having a material effect on the Company’s consolidated results of operations or cash flows, though such an effect is possible.
ASU 2016-02 originally required transition to the new lease guidance using a modified retrospective approach which would reflect the application of ASU 2016-02 as of the beginning of the earliest comparative period presented. A subsequent amendment to ASU 2016-02 provides an optional transition method that allows entities to initially apply the new lease guidance with a cumulative-effect adjustment to the opening balance of equity in the period of adoption. If this optional transition method is elected, after the adoption of the new lease guidance, the Company’s presentation of comparative periods in the consolidated financial statements will continue to be in accordance with current lease accounting.
In June 2020, the FASB issued ASU 2020-05, Effective Dates for Certain Entities. The amendments in this update defer the effective date for one year for small reporting companies that have not yet issued financial statements reflecting the adoption of ASU 2016-02. Therefore, ASU 2016-02 is effective, for the Company, for fiscal years beginning after December 15, 2021. Early application is permitted.
Measurement of Credit Losses on Financial Instruments
In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments — Credit Losses: Measurement of Credit Losses on Financial Instruments, which is intended to improve financial reporting by requiring earlier recognition of credit losses on certain financial assets. The standard replaces the current incurred loss impairment model that recognizes losses when a probable threshold is met with a requirement to recognize lifetime expected credit losses immediately when a financial asset is originated or purchased. The standard has been further refined through subsequent releases by the FASB, including the extension of the effective date. As amended by ASU No. 2019-10, the standard is effective for the Company for fiscal years beginning after December 15, 2022, including interim periods within those annual periods, with early adoption permitted. The Company expects to adopt ASU on the effective date. The adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial statements.
Simplifying the Accounting for Income Taxes
In December 2019, the FASB issued an accounting standards update designed to reduce the complexity in accounting for income taxes by removing certain exceptions and changing or clarifying certain recognition and other requirements. The update is effective for consolidated financial statements issued for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022, with early application permitted. The Company is currently evaluating the effect the update will have on its consolidated financial statements.
Libor Rate Change Disclosure
In March 2020, the FASB issued guidance to provide temporary optional expedients and exceptions through December 31, 2022 to the U.S. GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the London Interbank Offered Rate (LIBOR) and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). The amendments are effective for all entities from the beginning of an interim

INTERAMERICAN MEDICAL CENTER GROUP, LLC
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
period that includes the issuance date of the ASU. An entity may elect to apply the amendments prospectively through December 31, 2022. The Company is currently evaluating the effect the update will have on its consolidated financial statements.
Risk and Uncertainties
The majority of the Company’s revenue is from capitation contracts with multiple health plans. These plans are subject to substantial government regulation and are exposed to risks that may materially adversely affect its business or its willingness or ability to participate in government healthcare programs including, among other things, loss of material government contracts, governmental audits and investigations, potential inadequacy of government determined payment rates, potential restrictions on profitability, or other changes in the governmental programs. These risks at the plan level could have a material adverse effect on the Company’s operating results, financial position and cash flows.
If the capitation payments received are insufficient to cover the cost of healthcare services delivered to members, and if the Company is unable to implement clinical initiatives to provide a better healthcare experience for the members, lower costs and appropriately document the risk profile of its members, or if the estimates of benefits expense are inadequate, the Company’s profitability could be materially adversely affected.
On March 11, 2020, the World Health Organization declared the novel strain of coronavirus (“COVID-19”) a global pandemic and recommended containment and mitigation measures worldwide. With the possibility of widespread infection in the United States and abroad, national, state and local authorities have recommended social distancing and imposed or are considering quarantine and isolation measures on large portions of the population, including mandatory business closures.
The spread of COVID-19 underscores certain risks the Company faces, including those discussed above, such as the risk that the capitation payments may prove to be insufficient to cover the cost of healthcare services delivered to the members, pharmaceutical costs, and expanded benefit coverage; the potential impact on the Company’s ability to operate effectively, including as a result of complete or partial closure of facilities, labor shortages, disruptions in public and private infrastructure and supply chains; or increased cybersecurity and information security risk as a result of the transition of a significant subset of employee populations to a remote work environment; and the severe impact on global economic activity, as well as the significant volatility and negative pressure in the financial markets. Management has taken action to minimize the potential financial impact of COVID-19 and continues to monitor the impacts daily and adjusting as necessary, however the ultimate outcome of these existential issues remain absolutely unpredictable.
While the ultimate impact of the COVID-19 pandemic remains uncertain, the Company has estimated no adverse impacts to its financial condition for the 2020 period. The Company estimates the impact of the COVID-19 pandemic has been between $2.0 million and $3.0 million increase to 2020 net income, which is primarily driven by the Coronavirus Aid, Relief, and Economic Security Act’s (“CARES Act”) delay of the mandatory 2% Medicare sequestration until 2021, which increased premiums to Medicare Advantage Health Plans and subsequently the Company’s revenue for at-risk contracts. Additionally, the COVID-19 pandemic has led to reductions in the Company’s medical expense of an estimated $0.3 million to $1.0 million, primarily due to lower hospital utilization and suppressed planned outpatient procedures, partially offset by higher cost and more acute COVID-19 admissions, which spiked during the second and fourth quarters of 2020. The COVID-19 pandemic has also accelerated the usage of telemedicine, which the Company anticipates will have a long-term impact on reducing urgent care and emergency care usage in the future.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Subsequent Events
The Company has evaluated subsequent events through March 1, 2021, the date on which the consolidated financial statements were available to be issued.
3.   GOODWILL AND INTANGIBLE ASSETS, NET
Goodwill
Goodwill consists of the following as of December 31:
	2020	2019
Goodwill – opening balance	$85,476,229	$83,267,833
Additions to goodwill	—	2,208,396
	$85,476,229	$85,476,229
Intangible Assets
Intangible assets, net consist of the following as of December 31, 2020:
	Estimated Life (Years)	Gross Carrying Amount	Accumulated Amortization	Net Book Value
Trademarks	15	$24,405,000	$(6,372,416)	$18,032,584
		$24,405,000	$(6,372,416)	$18,032,584
Intangible assets, net consist of the following as of December 31, 2019:
	Estimated Life (Years)	Gross Carrying Amount	Accumulated Amortization	Net Book Value
Trademarks	15	$24,405,000	$(4,745,416)	$19,659,584
		$24,405,000	$(4,745,416)	$19,659,584
Amortization expense for intangibles was $1,627,000 for each of the years ended December 31, 2020 and 2019.
The future estimated aggregated amortization expense of intangible assets, net as of December 31, 2020, is as follows:
Years ending December 31:
2021	$1,627,000
2022	1,627,000
2023	1,627,000
2024	1,627,000
2025	1,627,000
Thereafter	9,897,584
$18,032,584

INTERAMERICAN MEDICAL CENTER GROUP, LLC
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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
4.   PROPERTY AND EQUIPMENT, NET
The following is a summary of property and equipment, net and the related lives as of December 31:
	Useful Life	2020	2019
Furniture, fixtures and office equipment	5 years	$2,966,132	$2,780,161
Leasehold improvements	Lesser of lease term or 15 years	4,593,392	4,053,863
Medical equipment	15 years	496,453	441,995
Vehicles	5 years	2,408,689	2,330,965
Software	3 years	5,456,258	5,040,476
		15,920,924	14,647,460
Less: accumulated depreciation		(9,012,745)	(6,227,611)
		$6,908,179	$8,419,849
Depreciation and amortization expense were approximately $2,806,000 and $2,817,000 for the years ended December 31, 2020 and 2019, respectively. Accumulated depreciation as of December 31, 2020 and 2019, for vehicles acquired under capital leases was approximately $1,013,000 and $631,000, respectively.
5.   COMMITMENTS AND CONTINGENCIES
Acquisitions
The Company entered into a Securities Purchase Agreement with Jose Orcasita-Ng, M.D. on December 15, 2020. The Company agreed to pay $2 million less indebtedness, transaction expenses, and a holdback amount at closing. This deal is expected to close in 2021.
Risk Management
The Company is exposed to various risks of loss related to torts; theft of, damage to and destruction of assets; errors and omissions; injuries to employees; and natural disasters. These risks are generally covered by commercial insurance purchased from independent third parties.
Malpractice Professional Liability Insurance
The Company may be a party to claims filed against it in the normal course of business, principally related to malpractice assertions. The Company has professional liability insurance coverage on a claims-made basis. Current per claim coverage is limited to $250,000 and aggregate annual claims of $1,500,000. Should this claims-made policy not be renewed or replaced with equivalent insurance, claims based on incidents occurring during the term of the claims-made policy but reported in subsequent periods would be uninsured. The Company has determined that no accrual is necessary for incurred but not reported (“IBNR”) claims as of December 31, 2020 and 2019. The Company has secured coverage through March 2021, and intends to renew coverage beyond this date.
Healthcare and Government Regulations
The health care industry is subject to numerous laws and regulations of federal, state and local governments. These laws and regulations include, but are not necessarily limited to, matters such as licensure, accreditation, government health care program participation requirements, reimbursement for patient services, and Medicare and Medicaid fraud and abuse. Future changes in Medicare or Medicaid programs and reductions in funding levels could have a material adverse effect on the Company.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
5.   COMMITMENTS AND CONTINGENCIES (continued)
Recently, government activity has increased with respect to investigations and allegations concerning possible violations of fraud and abuse statutes and regulations by health care providers. Violations of these laws and regulations could result in expulsion from government health care programs, together with the imposition of significant fines and penalties, as well as significant repayments for patient services previously billed. After consultation with legal counsel, management believes that the Company is in compliance with the fraud and abuse regulations, as well as other applicable government laws and regulations. Compliance with such laws and regulations can be subject to future government review and interpretation, as well as regulatory actions unknown or unasserted at this time.
Legal and Other Risks
IMC Group, LLC et al. v. Comvest IMC Holdings, LLC, et al., was filed in February 2018, in Florida State Court, Miami-Dade County. IMC Group, LLC (IMC Group) and Comvest IMC Holdings LLC (Comvest) each have ownership interests in the Company through ownership of the Company’s parent. IMC Group, LLC and affiliates (the “Plaintiffs”), sued Comvest, the Company and its Directors, and IMC Medical Group Holdings, LLC in February 2018 in state court in Miami-Dade County, Florida for purported breach of contract, breach of fiduciary duty (derivatively and directly), tortious interference, fraudulent transfer, and declaratory judgement and damages. The subject of the litigation arose from the contingent payment adjustment outlined in the Purchase Agreement from the business combination entered into on February 1, 2017, between the Company and IMC and subsidiaries.
After various counterclaims, appeals and amendments made subsequent to the initial filing, on October 29, 2020, the Plaintiffs and Comvest IMC Holdings, LLC entered into a Settlement and General Release Agreement. As a result of the settlement, all of the parties released all claims against one another.
The Company may be subject to claims and legal proceedings covering various matters that arise in the normal course of its business activities. The Company vigorously defends any asserted claims. The Company believes that any liability that may ultimately result from the resolution of such matters will not have a material adverse effect on the consolidated financial position or results of operations of the Company.
The Company’s business operations are located in a geographical area that is affected by hurricanes. Occurrences of hurricanes can impact Company equipment and improvements, personnel and utilization patterns of the patient populations served. The Company mitigates this risk through adequate insurance coverage of its assets.
Concentration Risks
Financial instruments that potentially subject the Company to concentration of credit risks consist of cash, cash held by health plans and receivables. At times, cash may include deposits at various financial institutions in excess of federally insured limits. The Company has not experienced any losses in such accounts.
The Company was formed to offer a comprehensive solution to health plans which offer risk contracts in South Florida. The Company has receivables due from these Plans, substantially all of whom are national business establishments, based on established industry credit terms and policies. At December 31, 2020 and 2019, the Company had approximately $12,741,000 and $10,036,000, respectively, of capitation receivables due from these Plans. Exposure of loss on accounts receivable is principally dependent on each Plan’s financial condition. The Company does not believe it is exposed to significant credit risk in its capitation receivables.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
5.   COMMITMENTS AND CONTINGENCIES (continued)
A breakout of capitation receivables as of December 31, 2020 and 2019, and revenues for the years ended December 31, 2020 and 2019, are as follows:
	2020		2019
Plan	Revenue	Capitated Plan Receivable	Revenue	Capitated Plan Receivable
A	29%	13%	29%	22%
B	17%	23%	22%	39%
C	11%	13%	14%	16%
D	13%	14%	15%	5%
E	24%	27%	13%	11%
All other	6%	10%	7%	7%
	100%	100%	100%	100%
Transaction Bonus Agreements
In March 2020, IMC Holdings, LLC, the Company’s parent, entered into Transaction Bonus Agreements with certain employees and non-employees of the Company, which provide for bonus payouts calculated based the enterprise value of the Company upon a Sale of the Company (as defined). No bonus payouts are required under the Transaction Bonus Agreements until the completion of a Sale of the Company.
As discussed in Note 1, in December 2020 the Company entered into a definitive agreement to merge with Deerfield Healthcare Technology Acquisitions Corp. (“DFHT”), a Special Purpose Acquisition Company, and CareMax Medical Group, LLC, a technology-enabled care platform. The merger, which constitutes a Sale of the Company if completed, is subject to additional shareholder and regulatory approval prior to its completion. Therefore, no accrual has been made in the accompanying consolidated financial statements for the Transaction Bonus Agreements for the year ended December 31, 2020 as amounts were contingent on the occurrence of future events which are outside of the control of the Company and are not considered probable until the completion of the merger.
6.   RELATED PARTY TRANSACTIONS
Certain entities under common ownership or related through ownership of relatives of the member of the Company provide various services or facilities to the Company. At December 31, 2020 and 2019, there were no amounts receivable or accounts payable with these related parties.
During the years ended December 31, 2020 and 2019, the Company paid approximately $432,000 each year for consulting and management services, and $1,271,000 and $1,459,000, respectively, for rent expense, which are included in general and administrative expenses in the accompanying consolidated statements of operations.
7.   LONG-TERM DEBT
On February 1, 2017, the Company entered into an $81,000,000 term note secured by substantially all the assets of the Company. The Company capitalized deferred financing costs of $1,060,000 at close of the financing. Interest payments were due quarterly with principal due at maturity on February 1, 2022. In 2018,

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
7.   LONG-TERM DEBT (continued)
the Company entered into six amendments that primarily adjusted the interest rate and payment methodology for the quarterly interest payments due, as well as the covenant requirements.
On July 30, 2019, the Company entered into a seventh amendment to the term note agreement. Under the amendment, the lender waived all defaults, including those related to certain covenant violations and failure to make certain interest payments, which occurred under the agreement prior to the amendment date. The maturity date of the term note was extended to July 30, 2024 and certain minimum liquidity and EBITDA covenants were modified. The amended term note bears interest on the outstanding principal at a rate per annum equal to (i) three-month LIBOR plus 7.50% through the interest period ending December 31, 2020 and (ii) three-month LIBOR plus 8.25% for the interest period thereafter, ending March 31, 2021. Interest may be paid in-kind on each interest payment date through December 31, 2020 by adding the paid in-kind interest to the principal amount of the term note.
At the Company’s option, interest may also be paid in-kind for the interest periods starting January 1, 2021 and through December 31, 2021. If the Company elects to pay interest in-kind, the term notes will bear additional interest on the outstanding principal at a rate per annum equal to 2.00%, which will accrue on a daily basis and will be added to the principal amount of the term note. Beginning January 1, 2022, in the event that certain conditions outlined in the agreement are in effect, the Company may continue to pay interest in-kind, in which case the interest rate will increase by an incremental rate defined in the agreement.
Based on the terms of the amended term note, the Company may make voluntary prepayments of a minimum principal amount of $5,000,000 and multiples of $1,000,000 in excess thereof, which will be applied to accrued interest, all costs, expenses, and other amounts due under the agreement, and thereafter to the payment of principal. The Company may also be required to make mandatory prepayments upon the occurrence of certain events. In addition, the Company has agreed to pay an arrangement fee equal to 1% of the amount of principal repaid or required to be repaid on the note.
In conjunction with the modification of the term note agreement under the seventh amendment, the lender received 33,962,264 Series D Senior Preferred Units and 57,707,097 Series E Senior Preferred Units of the Company’s parent, IMC Holdings, LLC. Further, the amended term note includes a contingent conversion feature, subject to certain events occurring. If the contingency events are satisfied, an aggregate $9,000,000 of term note principal plus accrued interest, as defined in the agreement, will be converted into 33,962,264 Series B Senior Preferred Units and 57,707,097 Series C Senior Preferred Units of IMC Holdings, LLC, and the Series D and E Senior Preferred Units held by the lender would be cancelled.
On October 29, 2020, as a result of Settlement and General Release Agreement, an event occurred triggering the conversion of these Units. The Series D and E Senior Preferred Units were cancelled and the shareholders were issued Series B and C Senior Preferred Units, respectively. The Company converted $9,000,000 of principal, $15,292,000 of paid-in-kind interest, and $2,880,736 of discount on debt to IMC Capital as a result of the conversion.
The Company accounted for the seventh amendment as a modification in accordance with applicable U.S. GAAP. On modification, the Company recorded deferred financing costs on the long-term debt and corresponding offset to equity of approximately $3,841,000, representing the fair value of the Series D and Series E Preferred Units. As of December 31, 2020 and 2019, the long-term debt balance net of the note payable below was approximately $77,152,000 and $89,100,000, respectively, which included approximately $5,832,000 and $12,062,000, respectively, of paid-in-kind interest added to the term note principal balance. Interest on the long-term debt is charged at the three-month LIBOR plus 7.50% (8.34% and 9.63% as of December 31, 2020 and 2019, respectively). Long-term debt is presented net of unamortized deferred financing costs of approximately $230,000 and $3,963,000 as of December 31, 2020 and 2019, respectively. In conjunction with the seventh amendment, the Company incurred approximately $1,856,000 in legal fees

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
7.   LONG-TERM DEBT (continued)
which were expensed during the period ended December 31, 2019 and included within general and administrative expenses on the Company’s consolidated statements of operations.
For the year ended December 31, 2020, management believes that the Company was in compliance with the covenants defined in the term note agreement under the seventh amendment.
During the year ended December 31, 2019, the Company entered into a note payable to finance the purchase of property and equipment. This note payable as of December 31, 2020 bears interest at 12.58%, requiring monthly payments of approximately $1,400, and is due in September 2022, secured by certain property and equipment.
For the note payable, $14,524 matures in 2021, with $11,532 maturing in 2022. The note payable as of December 31, 2020 and 2019 was as follows:
	2020	2019
Note payable	$26,056	$38,872
Less current portion	(14,524)	(12,816)
Note payable, net of current portion	$11,532	$26,056
8.   LEASES
Operating Leases
The Company leases space for its medical centers and the corporate offices under leases expiring through 2026. Additionally, the Company rents certain facility space under month-to-month agreements. Rent expense aggregated to approximately $3,141,000 and $3,469,000 for the years ended December 31, 2020 and 2019, respectively, and is included in general and administrative expenses on the accompanying consolidated statements of operations.
Included in rent expense above are leases for certain facilities from related parties through common ownership under operating leases expiring through 2026. For the years ended December 31, 2020 and 2019, total rent expense under related party leases was approximately $1,271,000 and $1,459,000, respectively, as discussed in Note 6.
The Company also leases office and medical equipment under operating leases expiring through 2021. Rent expense for these equipment leases amounted to approximately $229,000 and $232,000 for the years ended December 31, 2020 and 2019, respectively, and is included in general and administrative expenses on the accompanying consolidated statements of operations.
Total future minimum rental payments as of December 31, 2020, for the above noncancelable operating leases with initial terms in excess of one year are as follows:

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
8.   LEASES (continued)
	Related Party Amounts	Non-Related Party Amounts	Total
Years ending December 31:
2021	$149,573	$2,432,018	$2,581,591
2022	12,485	1,844,638	1,857,123
2023	—	828,769	828,769
2024	—	501,653	501,653
2025	—	240,521	240,521
Thereafter	—	72,468	72,468
	$162,058	$5,920,067	$6,082,125
Capital Leases
The Company leases two vehicles under capital leases expiring in August 2021 and April 2025. The capital leases require monthly payments of approximately $52,000 and $1,600. The following is a schedule of the future minimum lease payments as of December 31, 2020 under capital leases:
2021	$408,273
2022	18,699
2023	18,699
2024	18,699
2025	6,233
Total minimum lease payments	470,603
Less the amount representing interest	(24,186)
Present value of minimum lease payments	446,417
Less current maturities	(392,637)
Capital leases, net of current portion	$53,780
9.   PROFIT INTEREST PLANS
In July 2018, IMC Holdings, LLC, the parent of the Company’s parent, adopted an executive unit plan and an equity incentive plan (the “Plans”). Under the Plans, profit interest units are granted to employees, executives and board members of the Company which entitle the participant to received distribution(s) of the Company’s profits after defined distribution thresholds are met. The total number of Class A profit interest units available to be issued under the executive unit plan are 4,519,913 and Class B profit interest units available under the equity incentive plan are 33,958,572. On March 11, 2020, the Company issued 76,807,747 Class C profit interest units, which substantially replaced most issued and outstanding Class B profit interest units. The fair value of the issued Class C profit interest units on March 11, 2020, was de minimis. Of the 76,807,747 authorized Class C Profit interest units, 63,898,882 are Class C-1 and 12,908,865 are Class C-2.
Profit interest units granted under the Plans are generally 20% vested within the first year and 80% ratably over the remaining four years, with exceptions. There is an option for accelerated vesting if the Company is sold. The Profit interest units do not expire. The Profit Interest Units are accounted for in the

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
9.   PROFIT INTEREST PLANS (continued)
consolidated financial statements of the Company. Forfeitures generally result from the failure to satisfy service or performance conditions. The Company elected to account for forfeitures as they occur; therefore, compensation cost previously recognized for an award that is forfeited because of a failure to satisfy a service condition is reversed in the period of the forfeiture.
The Company uses a Black-Scholes option valuation model to estimate the fair value of profit interests. The assumptions used to estimate the fair value of the Company’s profit interest grants for the year ended December 31, 2020 are as follows:
	Class A Units	Class B-1 Units	Class B-2 Units	Class B-3 Units	Class C-1 PIUs	Class C-2 PIUs
Holding period	5	5	5	5	5	5
Risk-free rate	0.36%	0.36%	0.36%	0.36%	0.36%	0.36%
Volatility	39.0%	39.0%	39.0%	39.0%	39.0%	39.0%
Dividend yield	0%	0%	0%	0%	0%	0%
The assumptions used to estimate the fair value of the Company’s profit interest grants for the year ended December 31, 2019 are as follows:
	Class A Units	Class B-1 Units	Class B-2 Units	Class B-3 Units	Class C-1 PIUs	Class C-2 PIUs
Holding period	5	5	5	5	N/A	N/A
Risk-free rate	1.69%	1.69%	1.69%	1.69%	N/A	N/A
Volatility	33.6%	33.6%	33.6%	33.6%	N/A	N/A
Dividend yield	0%	0%	0%	0%	N/A	N/A
The Company has estimated volatility based on the historical volatility used by similar companies over a period commensurate with the expected term of the award. The holding period represents an estimate of the time profit interests are expected to remain outstanding. The risk-free rates for the periods within the contractual life of the option is based on the U.S. treasury yield curve in effect at the time of grant.
A summary of option activity under the plans as of December 31, 2020 and 2019, and the changes for the years then ended, is presented below:
	Number of PIUs 2020	Number of PIUs 2019
Beginning balance	28,321,446	33,101,708
Granted	76,807,747	3,395,855
Forfeited	(27,053,658)	(8,176,117)
Ending balance	78,075,535	28,321,446
Vested balance	33,834,259	9,983,819
There were 33,834,259 and 9,983,819 units vested and $0 of compensation expense recorded related to profit interests granted for the years ended December 31, 2020 and 2019, respectively. As of December 31, 2020 and 2019, there was no unrecognized compensation cost related to approximately 44,241,000 and 18,338,000, respectively, of non-vested profit interests granted.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
10.   INCOME TAXES
The Company recorded no income tax benefit or expense for the years ended December 31, 2020 and 2019.
The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the Company for the years ended December 31, 2020 and 2019, due to the following:
	2020	2019
Federal taxes at statutory rate	$233,952	$(3,539,007)
State income tax, net of federal tax benefit	136,838	(755,770)
Permanent differences	58,533	(11,346)
Other	555,246	(353,115)
Change in valuation allowance	(984,569)	4,659,238
Total income taxes	$—	$—
Net deferred tax assets consist of the following components as of December 31:
	2020	2019
Deferred tax assets:
Equipment and improvements	$215,597	$577,659
Goodwill	5,138,739	6,849,421
Intangible assets	1,513,589	1,674,148
Accrued expenses	425,094	230,300
Deferred rent	42,103	38,782
Transaction expenses	22,599	—
Charitable contribution	6,245	5,138
Sec 163(j) interest expense limitation	4,811,174	4,713,375
Accrued payroll	579,644	163,270
Purchase vs lease	96,348	93,079
Net operating loss carryforwards	10,135,067	9,746,568
	22,986,199	24,091,740
Less valuation allowance	(22,749,868)	(23,004,314)
	236,331	1,087,426
Deferred tax liabilities:
Intangible assets	—	—
Debt discount	—	892,372
Prepaid expenses	236,331	195,054
	236,331	1,087,426
Net Deferred Tax Assets	$—	$—
The Company has approximately $40,078,000 of Federal and $39,554,000 of State net operating loss carryforwards (“NOLs”). Their utilization is limited to future taxable earnings of the Company. Of these

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2020 AND 2019
10.   INCOME TAXES (continued)
NOLs, the Company has approximately $31,578,000 of Federal and $31,974,000 State NOL not subject to expiration. Their utilization is limited to 80% of the future taxable income of the Company.
Due to the uncertain nature of the ultimate realization of the net deferred tax assets, the Company has established a full valuation allowance against the benefits of the net deferred tax assets and will recognize these benefits only as reassessment demonstrates they are realizable. Ultimate realization is dependent upon several factors, among which is future earnings. While the need for this valuation allowance is subject to periodic review, if the allowance is reduced, the tax benefits of the net deferred tax assets will be recorded in future operations as a reduction of the Company’s income tax expense.
The U.S. Federal jurisdiction and Florida are the major tax jurisdictions where the Company files income tax returns with its Parent. The Company is no longer subject to U.S. Federal or State examinations by tax authorities for years prior to 2017.
11.   SUBSEQUENT EVENTS
The Company entered into a Securities Purchase Agreement with Jesus Montesano, M.D. on January 19, 2021. The Company agreed to pay $1.6 million less indebtedness, transaction expenses, and a holdback amount at closing. This deal is expected to close in 2021.
The Company entered into an Asset Purchase Agreement with Lyle Gumer, D.O. on February 18, 2021. The Company agreed to pay $375,000 less indebtedness, transaction expenses, and a holdback amount at closing. This deal is expected to close in 2021.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To Management and the Board of Directors,
Interamerican Medical Center Group, LLC and Subsidiaries:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of Interamerican Medical Center Group, LLC and Subsidiaries (the “Company”) as of December 31, 2019 and 2018, and the related consolidated statements of operations, changes in member’s equity and cash flows for the years then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures to respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Company’s auditor since 2020.
/s/ WithumSmith+Brown, PC
December 17, 2020
Red Bank, NJ

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Consolidated Balance Sheets
December 31,
	2019	2018
ASSETS
CURRENT ASSETS
Cash	$9,241,941	$5,667,749
Capitation receivables, net	10,036,164	7,842,006
Other receivables	3,469,202	2,263,903
Inventory	—	238,658
Income tax receivable	—	150,000
Prepaid expenses	1,145,825	1,038,346
TOTAL CURRENT ASSETS	23,893,132	17,200,662
RESERVE FUNDS HELD BY HEALTH PLANS	1,188,827	968,827
PROPERTY AND EQUIPMENT, NET	8,419,849	8,169,448
GOODWILL	85,476,229	83,267,833
INTANGIBLES, NET	19,659,584	21,286,584
SECURITY DEPOSITS	466,630	428,815
TOTAL ASSETS	$139,104,251	$131,322,169
LIABILITIES AND MEMBER’S EQUITY
CURRENT LIABILITIES
Accounts payable	$3,909,544	$2,271,072
Accrued expenses	3,432,243	2,729,651
Current portion of due to sellers	100,000	—
Current portion of capital leases	575,443	536,381
Current portion of note payable	12,816	—
Amounts due to health plans, net	3,444,674	4,117,541
TOTAL CURRENT LIABILITIES	11,474,720	9,654,645
LONG-TERM DEBT, NET OF DEFERRED FINANCING FEES	89,125,717	83,556,835
CAPITAL LEASES, NET OF CURRENT PORTION	380,145	955,588
DUE TO SELLERS, NET OF CURRENT PORTION	465,000	—
TOTAL LIABILITIES	101,445,582	94,167,068
COMMITMENTS AND CONTINGENCIES
MEMBER’S EQUITY
MEMBERSHIP UNITS (100 authorized, issued and outstanding as of December 31, 2019 and 2018)	—	—
CONTRIBUTED CAPITAL	139,327,982	121,972,000
RETAINED DEFICIT	(101,669,313)	(84,816,899)
TOTAL MEMBER’S EQUITY	37,658,669	37,155,101
TOTAL LIABILITIES AND MEMBER’S EQUITY	$139,104,251	$131,322,169
The accompanying notes are an integral part of these consolidated financial statements.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Consolidated Statements of Operations
For the Years Ended December 31,
	2019	2018
REVENUES, NET
Revenue under global capitation	$184,333,971	$190,012,843
Other managed care revenue	9,764,520	9,435,357
Other revenues	946,648	1,437,810
TOTAL REVENUES, NET	195,045,139	200,886,010
MEDICAL SERVICE EXPENSES
External medical services under global capitation	135,527,074	146,355,834
Other medical expenses	8,379,941	7,842,808
Direct medical salaries, wages and benefits	23,156,419	22,062,284
TOTAL MEDICAL SERVICE EXPENSES	167,063,434	176,260,926
GROSS PROFIT	27,981,705	24,625,084
OPERATING EXPENSES
Salaries, wages, and benefits	12,889,934	14,753,205
General and administrative	17,992,950	15,774,688
Amortization of intangibles	1,627,000	1,632,000
Depreciation and amortization	2,816,988	2,082,362
Impairment of goodwill and intangible assets	—	65,559,076
TOTAL OPERATING EXPENSES	35,326,872	99,801,331
LOSS FROM OPERATIONS	(7,345,167)	(75,176,247)
INTEREST EXPENSE	9,507,247	9,410,679
NET LOSS	$(16,852,414)	$(84,586,926)
EARNINGS (LOSS) PER UNIT
Basic and Diluted	$(168,524)	$(845,869)
WEIGHTED AVERAGE NUMBER OF UNITS
Basic and Diluted	100	100
The accompanying notes are an integral part of these consolidated financial statements.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Ended December 31, 2019 and 2018
	Membership Units	Membership Units (Amount)	Capital Contributions	Retained Deficit	Total Member’s Equity
BALANCE – JANUARY 1, 2018	100	$—	$114,972,000	$(229,973)	$114,742,027
Member contributions	—	—	7,000,000	—	7,000,000
Net loss	—	—	—	(84,586,926)	(84,586,926)
BALANCE – DECEMBER 31, 2018	100	—	121,972,000	(84,816,899)	37,155,101
Member contributions	—	—	17,355,982	—	17,355,982
Net loss	—	—	—	(16,852,414)	(16,852,414)
BALANCE – DECEMBER 31, 2019	100	$—	$139,327,982	$(101,669,313)	$37,658,669
The accompanying notes are an integral part of these consolidated financial statements.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
For the Years Ended December 31,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(16,852,414)	$(84,586,926)
Reconciliation of net loss to net cash used in operating activities:
Depreciation and amortization	2,816,988	2,082,362
Impairment of goodwill and intangible assets	—	65,559,076
Amortization of intangibles	1,627,000	1,632,000
In-kind interest added to long-term debt	8,851,726	3,210,502
Amortization of deferred financing fees	532,082	212,000
Loss on the sale of equipment	36,696	211,202
Inventory write-off	25,195	—
Changes in operating assets and liabilities:
Capitation plan receivables	(2,194,158)	2,747,170
Other receivables	(1,059,468)	(1,548,049)
Inventory	213,463	68,840
Income tax receivable	150,000	936,450
Prepaid expenses	(89,877)	(367,991)
Reserve funds held by health plans	(220,000)	422,752
Accounts payable	1,638,472	(201,369)
Accrued expenses	680,819	812,380
Amounts due to health plans	(745,061)	1,491,639
NET CASH USED IN OPERATING ACTIVITIES	(4,588,537)	(7,317,962)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(3,061,828)	(3,480,177)
Proceeds from the sale of equipment	—	681,037
Acquisitions, net of cash acquired	(1,712,862)	—
Security deposits	(37,815)	57,636
NET CASH USED IN INVESTING ACTIVITIES	(4,812,505)	(2,741,504)
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments on capital leases	(536,381)	(192,104)
Repayments on notes payable	(3,385)	—
Member contributions	13,515,000	7,000,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	12,975,234	6,807,896
NET INCREASE (DECREASE) IN CASH	3,574,192	(3,251,570)
CASH – BEGINNING OF YEAR	5,667,749	8,919,319
CASH – END OF YEAR	$9,241,941	$5,667,749
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid	$123,439	$5,988,238
SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING TRANSACTIONS:
Purchase of property and equipment through issuance of capital leases	$—	$1,684,074
Purchase of property equipment through issuance of note payable	$42,257	$—
Deferred financing costs of long-term debt upon modification	$3,840,982	$—
The accompanying notes are an integral part of these consolidated financial statements.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
1. NATURE OF BUSINESS AND ACQUISITIONS
Nature of Business
Interamerican Medical Center Group, LLC and Subsidiaries (the “Company”) own and operate medical and specialty clinics strategically located in Miami-Dade, Broward and Orange Counties in Florida. The Company’s clinic operations offer primary care, laboratory, ultrasound, electrocardiogram, x-rays, exercise programs, health education, joint injections, transportation and dental care to members of Medicare, Medicaid and commercial health plans that contract with the Company. The Company also offers ancillary and specialty services capabilities including cardiology, optometry, ophthalmology, women’s health, podiatry, pulmonology, urology and gastroenterology services.
The Company provides managed healthcare services for its enrollees through capitation contracts with multiple health plans (the “Plans”) and also provides healthcare services to individuals on a fee for service basis.
Liquidity
As reported on the consolidated statements of operations for the years ended December 31, 2019 and 2018, the Company incurred losses of approximately $16,852,000 and $84,587,000, respectively, and cash outflows for operations of approximately $4,589,000 and $7,318,000, respectively. Through December 31, 2019, the Company’s primary source of liquidity is the contribution from its member, and this source of liquidity is needed to fund the Company’s operations and working capital requirements. During 2020, the Company has met their liquidity needs through its normal business operations.
The Company’s operations have historically been dependent on the Company obtaining capital contributions from its member, or obtaining additional financing, as well as achieving profitable operations, continuing to meet its obligations, and continuing to repay its liabilities arising from normal business operations when they become due. The Company has implemented initiatives to reduce its operating expenses through furloughing certain employees, hiring temp workers, negotiating with operational vendors for price reductions for items such as office supplies and equipment, and reducing expenses related to business travel and entertainment.
Acquisitions
Sunset Cardiology, P.L. and Primary Provider, Inc.
On January 29, 2019, the Company acquired all of the outstanding and issued equity interests of Sunset Cardiology, P.L. and Primary Provider, Inc. (“Sunset”), for a purchase price of $1,800,000. Sunset is in the business of operating primary care physician practices and cardiology specialists’ practices in South Florida. At the time of the acquisition, the Company paid cash of $1,220,000 to the seller and $180,000 to an escrow fund, and is obligated to make the remaining payment on the 24-month anniversary from the acquisition date. The amount due totaling $400,000 as of December 31, 2019, is included within the long-term portion of due to seller on the accompanying consolidated balance sheet. Financial information on Sunset’s revenue and earnings prior to the acquisition date are not readily available to the Company, and as such it was impracticable, as well as immaterial to the financial statements as a whole, to disclose the amount of revenue and earnings of the combined entity, as though the business combination had been as of the beginning of the annual reporting period. “Total Revenues, Net” and “Net Loss” in the consolidated statement of operations for the year ended December 31, 2019 includes revenue and net loss of Sunset from the date of acquisition through December 31, 2019 of approximately $7,072,000 and $302,000, respectively.
Goodwill from the acquisition of Sunset principally relates to intangible assets that do not qualify for separate recognition (for instance, assembled workforce and patient relationships) and expected business

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
1. NATURE OF BUSINESS AND ACQUISITIONS (continued)
synergies. The following is a schedule of the fair value of assets acquired and liabilities assumed as a result of the purchase of Sunset:
Cash	$72,138
Accounts receivable	145,831
Prepaids expenses	17,602
Accrued expenses	(21,773)
Amounts due to health plans	(51,870)
Goodwill	1,638,072
Total purchase price	$1,800,000
Carlos Iglesias M.D., P.A.
On October 4, 2019, the Company acquired substantially all of the assets of Carlos Iglesias M.D., P.A. (“Iglesias”) for a purchase price of $570,324. Iglesias is a primary care medical practice located in South Florida. At the time of acquisition, the Company paid cash of $385,000. Of the remaining amount, $165,000 is due to the seller, of which $100,000 is due on the 12-month anniversary of the acquisition date and included within the current portion of due to seller on the accompanying consolidated balance sheet, assuming certain conditions outlined in the purchase agreement are met, and $65,000 is due on the 18-month anniversary of the acquisition date based on the final reconciliation from the service fund with a particular health plan and included within the long-term portion of due to seller on the accompanying consolidated balance sheet. The remaining $20,324 is due to the health plan on the 18-month anniversary of the acquisition date, on behalf of the seller, based on the final reconciliation and included within amounts due to health plans, net on the accompanying consolidated balance sheet. Financial information on Iglesias’s revenue and earnings prior to the acquisition date are not readily available to the Company; as such, it was impracticable, as well as immaterial to the financial statements as a whole, to disclose the amount of revenue and earnings of the combined entity though the business combination had been as of the beginning of the annual reporting period. “Total Revenues, Net” and “Net Loss” in the consolidated statement of operations for the year ended December 31, 2019 includes revenue and net income of Iglesias from the date of acquisition through December 31, 2019 of approximately $561,000 and $110,000, respectively. Goodwill from the acquisition of Sunset principally relates to intangible assets that do not qualify for separate recognition (for instance, assembled workforce and patient relationships) and expected business synergies. The following is a schedule of the fair value of assets acquired and liabilities assumed as a result of the purchase of Iglesias:
Goodwill	$570,324
Total purchase price	$570,324
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Principles of Consolidation
The accompanying consolidated financial statements include the accounts and balances of Interamerican Medical Center Group, LLC (“IMC”) and its wholly-owned subsidiaries: IMC Transport Fleet, LLC

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
(“Transport”), Total Diagnostics Solutions, LLC (“TDS”), Physician Service Organization, LLC (“PSO”), Physician Care Management, LLC (“PCM”), Doctor’s Management Services Group, LLC (“DMS”), Sunset Holdings, LLC (“SH”), Sunset Cardiology, LLC (“SC”) and Primary Provider, Inc. (“PPI”). All material intercompany balances and transactions have been eliminated in consolidation.
Use of Estimates
Future events and their effects cannot be predicted with certainty; accordingly the preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The accounting estimates used in the preparation of these consolidated financial statements will change as new events occur, as more experience is acquired, as additional information is obtained, and as the Company’s operating environment changes.
Significant estimates and assumptions are used for, but not limited to accounts receivable, revenues, medical claims expense and associated stop loss recoveries, valuation and recoverability of intangible assets and contingent liabilities. The Company bases its estimates on historical experience and various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about carrying values of assets and liabilities that are not readily apparent from other sources. The Company evaluates its estimates and assumptions on a regular basis and may employ outside experts to assist in the evaluation, as considered necessary. Actual results may differ from these estimates and assumptions used in preparation of its consolidated financial statements and changes in these estimates may be material and are recorded when known.
Segment Reporting
The Company’s chief operating decision maker (“CODM”) is the Company’s chief executive officer. The Company’s Clinical Services reportable segment has been identified based on how the Company’s CODM manages the business, makes resource allocation and operating decisions, and evaluates operating performance. For the years ended December 31, 2019 and 2018, the results of the Company’s operations are presented as a single reportable segment for purposes of presenting financial information in accordance with the accounting guidance for segment reporting. The Company did not have sales or long-lived assets outside of the United States as of and for the years ended December 31, 2019 and 2018.
Business Combinations
The Company’s business combinations are accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations (“ASC 805”). Under the acquisition method, the Company recognizes 100% of the assets acquired and liabilities assumed, regardless of the percentage owned, at their estimated fair values as of the date of acquisition. Any excess of the purchase price over the fair value of the net assets and other identifiable intangible assets acquired is recorded as goodwill. To the extent the fair value of the net assets we acquire, including other identifiable intangible assets, exceeds the purchase price, a bargain gain is recognized. The operating results of businesses the Company acquired are included in its consolidated statement of operations from the date of acquisition. Acquisition-related costs are expensed as incurred.
Cash
The Company’s cash consists of demand deposits in banks and cash on hand.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Revenue Recognition
In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (“ASC 606”). The ASU and all subsequently clarifying ASUs replaced most existing revenue recognition guidance in U.S. GAAP. The ASU also required expanded disclosures relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from the contracts with customers. The Company adopted the new standard effective January 1, 2018, the first day of the Company’s fiscal year using the modified retrospective approach. The adoption did not result in any changes to beginning retained earnings as of January 1, 2018, and there were no open balances on contract assets or contract liabilities.
On January 1, 2018, the Company adopted ASC 606, applying the modified retrospective method and therefore the comparative information has not been restated and continues to be reported under the accounting guidance in effect for the prior periods. The Company applied the practical expedient available under ASC 606 and did not restate the accounting for contracts that were completed as of the date of initial application. Furthermore, the Company applied the practical expedient under ASC 606 whereby it did not separately evaluate the effects of contract modifications. Additionally, the portfolio approach was used to apply the requirements of the standard to groups of contracts with similar characteristics.
Under ASC 606, the Company recognizes revenue when a customer obtains control of the promised goods or services. The amount of revenue that is recorded reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five-step model in order to determine this amount: (i) identify the contract (s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the Company satisfies a performance obligation. The Company only applies the five-step model to contracts when it is probable that the Company will collect the consideration it is entitled to in exchange for the goods or services the Company transfers to the customer. At contract inception, once the contract is determined to be within the scope of ASC 606, management reviews the contract to determine which performance obligations must be delivered and which of these performance obligations are distinct. The Company recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied.
Prior to the adoption, the Company would recognize revenue in the period in which eligible covered individuals are entitled to receive health care benefits, and when services were provided. The adoption of the new standard did not have a material impact on the Company’s revenue recognition of net revenues for any periods prior to adoption.
The following table disaggregates revenue based on timing of satisfaction of performance obligations for the years ended December 31:
	2019	2018
Performance obligations satisfied over time	$191,932,447	$198,827,700
Performance obligations satisfied at a point in time	3,112,692	2,058,310
Total revenues, net	$195,045,139	$200,886,010
Revenue from performance obligations satisfied over time consists of capitation, shared savings and HEDIS and other incentive program revenues. These services are earned over time, and payments are received from insurance carriers, for having providers standing-ready to provide health care services to their respective patient panel.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Revenue from performance obligations satisfied at a point in time consists of fee for service revenues, pharmacy revenues and copayments. There is no fixed duration for such on demand medical services, and the service can be terminated by the patient or company at any time therefore fee for service revenue is viewed as a standalone contract, and all specific services ordered on a given health visit are bundled into a single performance obligation for that contract. The Company recognizes fee for service revenues at the net realizable amount at the time the patient is seen by a provider, and the Company’s performance obligations to the patient are complete. The amounts billed are based on those services provided to patients. Retail pharmacy revenues are recorded at the time the customer takes possession of the merchandise and copayments are recorded at the time the patient makes payment after visiting provider.
Revenue under Global Capitation
The Company provides coordination and facilitation of medical services; transaction processing; customer, consumer and care professional services; and access to contracted networks of physicians, hospitals and other health care professionals under global capitated risk-based arrangements and managed services only contracts. Revenues derived from global capitated risk-based arrangements in which the premium is typically at a fixed rate per individual service for a one-year period, and where the Company assumes the economic risk of funding its customers’ health care and related administrative costs and managed services only contracts are presented as revenue under global capitation in the accompanying consolidated statements of operations.
The Centers for Medicare and Medicaid Services (“CMS”) uses a risk adjustment model for its Medicare Advantage enrollees that apportions premiums paid to all health plans according to health severity and certain demographic factors. The CMS risk adjustment model pays more for members whose medical history indicates they have certain medical conditions. Under this risk adjustment methodology, CMS calculates the risk adjustment premium payment using diagnosis data from hospital inpatient, hospital outpatient and physician treatment settings. The Company and health care providers collect, capture and submit the necessary and available diagnosis data to the Plans with which the Company contracts. Plans must submit applicable data to CMS within prescribed deadlines. The Company’s risk based Medicare contracts contain retrospective adjustment provisions that adjust the Company’s revenue under global capitation for applicable percentages of the risk adjustment amounts. Such amounts are recorded as revenue when the data to reasonably estimate them have been obtained by the Company. Risk adjustment data is subject to regulatory audits via the Plans.
Payments under both the Company’s global risk contracts (for both Medicare Advantage and Medicaid) are subject to revision based upon premium adjustments, historical patient enrollment data and final settlements. Such revision and final payments are settled over a period ranging from 18 to 24 months after the contractual period. The Company adjusts its revenue for retroactive enrollee additions, terminations and other changes when identified. As such, the retroactive adjustments and final payments discussed are a form of variable consideration estimated at contract inception and updated throughout the measurement period, to the extent that risk of reversal does not exist and the consideration is not constrained.
Other Managed Care Revenue
The Company provides coordination and facilitation of medical services; transaction processing; customer, consumer and care professional services; and access to contracted networks of physicians, hospitals and other health care professionals under professional risk-based capitation contracts. Revenues derived from these contracts in which the premium is a fixed per member per month rate are presented as other managed care revenue. Incentive payments for Healthcare Effectiveness Data and Information Set (“HEDIS”) and any services paid on a fee-for-service basis by a Plan is also included in other managed care revenue.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Other Revenues
The Company provides certain ancillary services, such as radiology and pharmacy (during the year ended December 31, 2018), to individuals under fee-based arrangements, not paid by Plans. Revenue derived from fee-based customer arrangements are recorded net of associated contractual discounts with applicable third-party payors and estimated uncollectible amounts and are presented as other revenue in the accompanying consolidated statements of operations. There were no bad debts during the years ended December 31, 2019 and 2018.
External Medical Services under Global Capitation
For patients enrolled under risk-based managed care contracts, the cost of specialty services are paid on either a fee-for-service, per diem or capitation basis. Expenses for external medical services are recognized in the period in which enrollees of the health plans receive services and includes the actual claims paid and estimates of medical claims payable. Medical services payable are included within capitation receivables and amounts due health plans on the consolidated balance sheet, as the payables and receivables are settled net pursuant to contractual terms, and represents the liability for medical services reported but not paid and medical services incurred but not reported, collectively, incurred but not paid (“IBNP”). The Company estimates the liability for IBNP medical services based upon historical data including the period between the date services are rendered and the date claims are received and paid, contract provisions and other relevant factors. The estimate for IBNP medical services is made and adjusted in future periods as required. The Company applies its estimates of medical services payable first against the respective surplus amounts retained by the respective health plans and, if medical services expense exceeds surplus amounts, the liability is recorded in amounts due health plans in the accompanying consolidated balance sheets. Estimates of medical services payable are necessarily based on estimates and, while management believes that the Company’s reserves of medical services payable are adequate, the ultimate liability may differ from the amounts estimated, and those differences may be material.
When it is probable that expected future health care costs and maintenance costs under a contract or group of existing contracts will exceed anticipated capitated revenue on those contracts, the Company recognizes losses on its prepaid health care services with the Plans.
Capitation Receivables, Net and Other Receivables, Net
The Company’s capitation receivables are derived primarily from its risk-based arrangements with the Plans and also includes surplus amounts earned under the contracts with the Plans. These amounts are set by contract and the Company does not believe there to be a material risk of uncollectability of these amounts due to its historical collection experience and financial strength of its counterparties. The Company evaluates the creditworthiness of these health plans through periodic review of the consolidated financial statements. These health plans are among the nation’s largest publicly traded health and supplemental benefits companies.
Fee-for-service receivables are estimated based on a review of all outstanding amounts on a monthly basis. Such amounts are included in other receivables, net in the accompanying consolidated balance sheets. As of December 31, 2019 and 2018, the Company did not have an allowance for doubtful accounts on its receivables balances.
Stop Loss Insurance
The Company has acquired insurance on catastrophic costs to limit the exposure on patient losses. Premiums and policy recoveries are reported in external medical services under global capitation in the accompanying consolidated statements of operations.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
The nature of the Company’s stop loss coverage is to limit the benefits paid under one patient. The Company’s stop loss limits are defined within each health plan contract and range from $30,000 to $150,000 per patient per year. Premium expense incurred was approximately $4,976,000 and $9,963,000 for the years ended December 31, 2019 and 2018, respectively. Physicians under capitation arrangements typically have stop loss coverage so that a physician’s financial risk for any single member is limited to a maximum amount on an annual basis. The Company monitors the financial performance and solvency of its stop loss providers. However, the Company remains financially responsible for health care services to its members in the event the health plans are unable to fulfill their obligations under stop loss contractual terms.
Recoveries that are recognized in the consolidated statements of operations was approximately $11,690,000 and $12,785,000 for the years ended December 31, 2019 and 2018, respectively. Estimated recoveries under stop loss policies are reported within the capitation receivable or amounts due health plans as the counterparty responsible for the payment of the claims and the stop loss is the respective health plan.
Reserve Funds Held by Health Plans
Funds withheld in accordance with contractual terms by the Plans represents funds withheld with certain Plans with which the Company does business.
Property and Equipment, Net
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the life of the assets, ranging from three to fifteen years. Leasehold improvements are amortized over the shorter of the estimated useful life or term of the lease.
Repairs and maintenance are expensed as incurred. Expenditures that increase the value or productive capacity of assets are capitalized. When property and equipment are retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation and amortization are removed from the accounts and any gain or loss is included in accompanying consolidated statements of operations.
Goodwill
The Company records acquired assets and assumed liabilities at their respective fair values under the acquisition method of accounting. Goodwill represents the excess of the purchase price over the fair value of net assets acquired. Intangible assets with finite lives, principally trade names, are recognized apart from goodwill at the time of acquisition based on the contractual-legal and separability criteria established in the accounting guidance.
Goodwill is tested for impairment at a reporting unit level on at least an annual basis in accordance with the subsequent measurement provisions of the accounting guidance for goodwill. The Company performs a single-step quantitative test with any goodwill impairment measured as the amount by which a reporting unit’s carrying value exceeds its fair value. The Company uses income and market-based valuation approaches to determine the fair value of its reporting unit. Significant assumptions used in these valuations include the weighted average cost of capital discount factor, revenue growth rates and revenue and EBITDA multiples. The Company also considers the economic outlook for the healthcare services industry and various other factors during the testing process, including physician contract changes, local market developments, changes in third-party payor payments, and other publicly available information.
The Company concluded the estimated fair value of our Clinical Services reporting unit was determined to be below its carrying value, which resulted in goodwill impairment charge of approximately $65,559,000

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
for the year ended December 31, 2018. The Company recognized no goodwill impairment charges during the year ended December 31, 2019. See “Note 3 — Goodwill and Intangible Assets, Net.”
Intangible Assets, Net
Intangible assets, net, consist of trademarks. Intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives. Intangible assets with finite lives are amortized over periods fifteen years. We carry intangible assets at cost less accumulated amortization. During the year ended December 31, 2018, the Company concluded the estimated fair value of one of its trademarks was determined to be below its carrying value, See “Note 3 — Goodwill and Intangible Assets, Net.”
Impairment of Long-lived Assets (Except Goodwill)
Long-lived assets, such as equipment and improvements and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the use and eventual disposition of the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value. During the year ended December 31, 2018, the Company concluded the estimated future cash flows of one of its trademarks was below its carrying value, which resulted in an impairment charge of approximately $136,000.
Advertising Costs
Advertising costs are expensed as incurred. Advertising costs incurred was approximately $850,000 and $1,267,000 for the years ended December 31, 2019 and 2018, respectively, and are included in general and administrative expenses on the accompanying consolidated statements of operations.
Earnings per Unit (“EPU”)
Basic earnings (loss) per unit, or EPU, is computed by dividing net income (loss) available to unit holders by the weighted average units outstanding during the period.
Income Taxes
The Company is a single member limited liability company (“LLC”) and is a disregarded entity for federal income tax purposes. The Company’s parent is an LLC that has elected to be taxed as a corporation. The Company recognizes its allocable share of income taxes in these consolidated financial statements.
Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
The Company recognizes positions taken or expected to be taken in a tax return in accordance with existing accounting guidance on income taxes which prescribes a recognition threshold and measurement process. Interest and penalties on tax liabilities, if any, would be recorded in interest expense and general and

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
administrative expense, respectively. For the years ended December 31, 2019 and 2018, the Company did not have any unrecognized tax benefits as a result of tax positions taken during a prior period or during the current period. No interest or penalties have been recorded as a result of tax uncertainties. The U.S. Federal jurisdiction and Florida are the major tax jurisdictions where the Company files income tax returns with its Parent. The Company is no longer subject to U.S. Federal or State examinations by tax authorities for years before 2016.
Adopted Accounting Pronouncements
Statement of Cash Flows
In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows: Restricted Cash. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The Company has adopted the accounting standard update for the year ended December 31, 2018, however, the adoption did not have an impact on its consolidated financial statements.
Simplifying the Test for Goodwill Impairment
In January 2017, the FASB issued an accounting standards update to simplify the accounting for goodwill impairment. The update removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. The update specifies that a goodwill impairment charge will now be recognized for the amount by which the carrying value of a reporting unit exceeds its fair value, not to exceed the carrying amount of goodwill. The Company has elected to early adopt the accounting standard update for the year ended December 31, 2018.
Stock Compensation
In June 2018, the FASB issued improvements to Nonemployee Share-Based Payment Accounting, which expands the scope of ASC Topic 718 to include share-based payments granted to nonemployees in exchange for goods or services used or consumed in an entity’s own operations and supersedes the guidance in ASC 505-50. The amendments in ASU 2018-07 are effective for the Company beginning on January 1, 2020. The Company has adopted the accounting standard update for the year ended December 31, 2018.
Business Combinations
In January 2017, the FASB issued ASU 2017-01, Clarifying the Definition of a Business. ASU 2017-01 assists entities in determining whether a transaction involves an asset or a business. Specifically, it states that when substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or group of similar identifiable assets, the set is not a business. If this initial test is not met, a set cannot be considered a business unless it includes an input and a substantive process that together significantly contribute to the ability to create output. ASU 2017-01 became effective and was adopted for the Company’s fiscal year ended December 31, 2018. The adoption of ASU 2017-01 did not have a significant impact on the consolidated financial statements.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Recent Accounting Pronouncements
Lease Accounting
In February 2016, the FASB issued an accounting standards update (“ASU 2016-02”) which amends existing lease guidance. The update requires lessees to recognize a right-of-use asset and related lease liability for many operating leases now currently off-balance sheet under current U.S. GAAP. Also, the FASB has issued amendments to the update with practical expedients related to land easements, lessor accounting, and disclosures related to accounting changes and error corrections. The Company is currently evaluating the effect the update will have on its consolidated financial statements but expects upon adoption that the update will have a material effect on the Company’s financial condition due to the recognition of a right-of-use asset and related lease liability. The Company does not anticipate the update having a material effect on the Company’s consolidated results of operations or cash flows, though such an effect is possible.
The update originally required transition to the new lease guidance using a modified retrospective approach which would reflect the application of the update as of the beginning of the earliest comparative period presented. A subsequent amendment to the update provides an optional transition method that allows entities to initially apply the new lease guidance with a cumulative-effect adjustment to the opening balance of equity in the period of adoption. If this optional transition method is elected, after the adoption of the new lease guidance, the Company’s presentation of comparative periods in the consolidated financial statements will continue to be in accordance with current lease accounting.
In June 2020, the FASB issued ASU 2020-05, “Effective Dates for Certain Entities”. The amendments in this update defer the effective date for one year for small reporting companies that have not yet issued financial statements reflecting the adoption of ASU 2016-02. Therefore, ASU 2016-02 is effective, for the Company, for fiscal years beginning after December 15, 2021. Early application is permitted.
Measurement of Credit Losses on Financial Instruments
In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments — Credit Losses: Measurement of Credit Losses on Financial Instruments, which is intended to improve financial reporting by requiring earlier recognition of credit losses on certain financial assets. The standard replaces the current incurred loss impairment model that recognizes losses when a probable threshold is met with a requirement to recognize lifetime expected credit losses immediately when a financial asset is originated or purchased. The standard has been further refined through subsequent releases by the FASB, including the extension of the effective date. As amended by ASU No. 2019-10, the standard is effective for the Company for fiscal years beginning after December 15, 2022, including interim periods within those annual periods, with early adoption permitted, and the Company expects to adopt ASU on the effective date. The adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial statements.
Simplifying the Accounting for Income Taxes
In December 2019, the FASB issued an accounting standards update designed to reduce the complexity in accounting for income taxes by removing certain exceptions and changing or clarifying certain recognition and other requirements. The update is effective for consolidated financial statements issued for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022, with early application permitted. The Company is currently evaluating the effect the update will have on its consolidated financial statements.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
Libor Rate Change Disclosure:
In March 2020, the FASB issued guidance to provide temporary optional expedients and exceptions through December 31, 2022 to the U.S. GAAP guidance on contract modifications and hedge accounting to ease the financial reporting burdens of the expected market transition from the London Interbank Offered Rate (LIBOR) and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). The amendments are effective for all entities from the beginning of an interim period that includes the issuance date of the ASU. An entity may elect to apply the amendments prospectively through December 31, 2022. The Company is currently evaluating the effect the update will have on its consolidated financial statements.
Risk and Uncertainties
The majority of the Company’s revenue is from capitation contracts with multiple health plans. These plans are subject to substantial government regulation and are exposed to risks that may materially adversely affect its business or its willingness or ability to participate in government healthcare programs including, among other things, loss of material government contracts, governmental audits and investigations, potential inadequacy of government determined payment rates, potential restrictions on profitability, or other changes in the governmental programs. These risks at the plan level could have a material adverse effect on the Company’s operating results, financial position and cash flows.
If the capitation payments received are insufficient to cover the cost of healthcare services delivered to members, and if the Company is unable to implement clinical initiatives to provide a better healthcare experience for the members, lower costs and appropriately document the risk profile of its members, or if the estimates of benefits expense are inadequate, the Company’s profitability could be materially adversely affected.
On March 11, 2020, the World Health Organization declared the novel strain of coronavirus (“COVID-19”) a global pandemic and recommended containment and mitigation measures worldwide. With the possibility of widespread infection in the United States and abroad, national, state and local authorities have recommended social distancing and imposed or are considering quarantine and isolation measures on large portions of the population, including mandatory business closures.
The spread of COVID-19 underscores certain risks the Company faces, including those discussed above, such as the risk that the capitation payments may prove to be insufficient to cover the cost of healthcare services delivered to the members, pharmaceutical costs, and expanded benefit coverage; the potential impact on the Company’s ability to operate effectively, including as a result of complete or partial closure of facilities, labor shortages, disruptions in public and private infrastructure and supply chains; or increased cybersecurity and information security risk as a result of the transition of a significant subset of employee populations to a remote work environment; and the severe impact on global economic activity, as well as the significant volatility and negative pressure in the financial markets. Management has taken action to minimize the potential financial impact of COVID-19 and continues to monitor the impacts daily and adjusting as necessary, however the ultimate outcome of these existential issues remain absolutely unpredictable.
While the ultimate impact of the COVID-19 pandemic remains uncertain, the Company has estimated no adverse impacts to its financial condition for the 2020 period. The Company estimates the impact of the COVID-19 pandemic has been between $3.0 million and $4.0 million to net income, which is primarily driven by the Coronavirus Aid, Relief, and Economic Security Act’s (“CARES Act”) delay of the mandatory 2% Medicare sequestration until 2021, which increased premiums to Medicare Advantage Health Plans and subsequently the Company’s revenue for at-risk contracts. Additionally, the COVID-19 pandemic has

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
led to reductions in the Company’s medical expense of an estimated $1.0 million to $2.0 million, primarily due to lower hospital utilized and suppressed planned outpatient procedures, partially offset by higher cost and more acute COVID-19 admissions. The COVID-19 pandemic has also accelerated the usage of telemedicine, which the Company anticipates will have a long-term impact on reducing urgent care and emergency care usage in the future.
Subsequent Events
The Company has evaluated subsequent events through December 17, 2020, the date on which the consolidated financial statements were available to be issued. Refer to Note 11 for further discussion.
3. GOODWILL AND INTANGIBLE ASSETS, NET
Goodwill
Goodwill consists of the following as of December 31:
	2019	2018
Goodwill – opening balance	$83,267,833	$148,691,076
Additions to goodwill	2,208,396	—
Impairment	—	(65,423,243)
	$85,476,229	$83,267,833
During 2018, the Company determined an impairment triggering event occurred as a result of continued net losses and negative cash flows from operations. At the time of purchase, the acquisition provided revenue from both Medicare Advantage and Medicaid members. Due primarily to external factors, the membership and profitability from the Medicaid segment decreased materially over the course of 2017 and 2018. This decline created a strain on cash flows. The Company performed an impairment test of goodwill, noting that the fair value of the entity, which was determined using a combination of valuation methods that included market and income approaches, was less than the carrying value. As a result, the Company recorded a goodwill impairment charge of approximately $65,423,000 during the year ended December 31, 2018.
Intangible Assets
Intangible assets, net consist of the following as of December 31, 2019:
	Estimated Life (Years)	Gross Carrying Amount	Accumulated Amortization	Net Book Value
Trademarks	15	$24,405,000	$(4,745,416)	$19,659,584
		$24,405,000	$(4,745,416)	$19,659,584
Intangible assets, net consist of the following as of December 31, 2018:
	Estimated Life (Years)	Gross Carrying Amount	Accumulated Amortization	Net Book Value
Trademarks	15	$24,405,000	$(3,118,416)	$21,286,584
		$24,405,000	$(3,118,416)	$21,286,584

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
3. GOODWILL AND INTANGIBLE ASSETS, NET (continued)
During the year ended December 31, 2018, the Company concluded the estimated future cash flows of one of its trademarks was below its carrying value, which resulted in an impairment charge approximately $136,000.
Amortization expense for intangibles was approximately $1,627,000 and $1,632,000 for the years ended December 31, 2019 and 2018, respectively.
The future estimated aggregated amortization expense of intangible assets, net as of December 31, 2019, is as follows:
Years ending December 31:
2020	$1,627,000
2021	1,627,000
2022	1,627,000
2023	1,627,000
2024	1,627,000
Thereafter	11,524,584
$19,659,584
4. PROPERTY AND EQUIPMENT, NET
The following is a summary of property and equipment, net and the related lives as of December 31:
	Useful Life	2019	2018
Furniture, fixtures and office equipment	5 years	$2,780,161	$2,453,329
Leasehold improvements	Lesser of lease term or 15 years	4,053,863	3,002,326
Medical equipment	15 years	441,995	369,997
Vehicles	5 years	2,330,965	2,466,521
Software	3 years	5,040,476	2,933,550
		14,647,460	11,225,723
Less: accumulated depreciation		(6,227,611)	(3,056,275)
		$8,419,849	$8,169,448
Depreciation and amortization expense were approximately $2,817,000 and $2,082,000 for the years ended December 31, 2019 and 2018, respectively.
Vehicles acquired under capital leases were approximately $1,684,000 during the year ended December 31, 2018. No vehicles were acquired under capital leases during the year ended December 31, 2019. Accumulated depreciation as of December 31, 2019 and 2018, for vehicles acquired under capital leases was approximately $631,000 and $231,000, respectively.
5. COMMITMENTS AND CONTINGENCIES
Risk Management
The Company is exposed to various risks of loss related to torts; theft of, damage to and destruction of assets; errors and omissions; injuries to employees; and natural disasters. These risks are generally covered by commercial insurance purchased from independent third parties.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
5. COMMITMENTS AND CONTINGENCIES (continued)
Malpractice Professional Liability Insurance
The Company may be a party to claims filed against it in the normal course of business, principally related to malpractice assertions. The Company has professional liability insurance coverage on a claims-made basis. Current per claim coverage is limited to $250,000 and aggregate annual claims of $1,500,000. Should this claims-made policy not be renewed or replaced with equivalent insurance, claims based on incidents occurring during the term of the claims-made policy but reported in subsequent periods would be uninsured. The Company has determined that no accrual is necessary for incurred but not reported (“IBNR”) claims as of December 31, 2019 and 2018. The Company has secured coverage through March 2021, and intends to renew coverage beyond this date.
Healthcare and Government Regulations
The health care industry is subject to numerous laws and regulations of federal, state and local governments. These laws and regulations include, but are not necessarily limited to, matters such as licensure, accreditation, government health care program participation requirements, reimbursement for patient services, and Medicare and Medicaid fraud and abuse. Future changes in Medicare or Medicaid programs and reductions in funding levels could have a material adverse effect on the Company.
Recently, government activity has increased with respect to investigations and allegations concerning possible violations of fraud and abuse statutes and regulations by health care providers. Violations of these laws and regulations could result in expulsion from government health care programs, together with the imposition of significant fines and penalties, as well as significant repayments for patient services previously billed. After consultation with legal counsel, management believes that the Company is in compliance with the fraud and abuse regulations, as well as other applicable government laws and regulations. Compliance with such laws and regulations can be subject to future government review and interpretation, as well as regulatory actions unknown or unasserted at this time.
Legal and Other Risks
IMC Group, LLC et al. v. Comvest IMC Holdings, LLC, et al., was filed in February 2018, in Florida State Court, Miami-Dade County. IMC Group, LLC (IMC Group) and Comvest IMC Holdings LLC (Comvest) each have ownership interests in the Company through ownership of the Company’s parent. IMC Group, LLC and affiliates (the “Plaintiffs”), sued Comvest, the Company and its Directors, and IMC Medical Group Holdings, LLC in February 2018 in state court in Miami-Dade County, Florida for purported breach of contract, breach of fiduciary duty (derivatively and directly), tortious interference, fraudulent transfer, and declaratory judgement and damages. The subject of the litigation arose from the contingent payment adjustment outlined in the Purchase Agreement from the business combination entered into on February 1, 2017, between the Company and IMC and subsidiaries.
After various counterclaims, appeals and amendments made subsequent to the initial filing, on October 29, 2020, the Plaintiffs and Comvest IMC Holdings, LLC entered into a Settlement and General Release Agreement. The Company was not required to make any payments to the plaintiffs and all of the parties released all claims against one another.
The Company may be subject to claims and legal proceedings covering various matters that arise in the normal course of its business activities. The Company vigorously defends any asserted claims. The Company believes that any liability that may ultimately result from the resolution of such matters will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
5. COMMITMENTS AND CONTINGENCIES (continued)
The Company’s business operations are located in a geographical area that is affected by hurricanes. Occurrences of hurricanes can impact Company equipment and improvements, personnel and utilization patterns of the patient populations served. The Company mitigates this risk through adequate insurance coverage of its assets.
Concentration Risks
Financial instruments that potentially subject the Company to concentration of credit risks consist of cash, cash held by health plans and accounts receivable. At times, cash may include deposits at various financial institutions in excess of federally insured limits. The Company has not experienced any losses in such accounts.
The Company was formed to offer a comprehensive solution to health plans which offer risk contracts in South Florida. The Company has receivables due from these Plans, substantially all of whom are national business establishments, based on established industry credit terms and policies. At December 31, 2019 and 2018, the Company had approximately $10,036,000 and $7,842,000, respectively, of capitation receivables due from these Plans. Exposure of loss on accounts receivable is principally dependent on each Plan’s financial condition. The Company does not believe it is exposed to significant credit risk in its capitation receivables.
A break out of capitation receivables as of December 31, 2019 and 2018, and revenues for the years ended December 31, 2019 and 2018, are as follows:
	2019		2018
Plan	Capitated Plan Receivable	Revenue	Capitated Plan Receivable	Revenue
A	22%	29%	26%	25%
B	39%	22%	23%	25%
C	16%	14%	23%	11%
D	5%	15%	22%	10%
E	0%	1%	0%	11%
F	11%	13%	3%	9%
All other	7%	6%	3%	9%
	100%	100%	100%	100%
6. RELATED PARTY TRANSACTIONS
Certain entities under common ownership or related through ownership of relatives of the member of the Company provide various services or facilities to the Company. At December 31, 2019 and 2018, there were no amounts receivable or accounts payable with these related parties.
During the years ended December 31, 2019 and 2018, the Company paid approximately $432,000 and $802,300, respectively, for consulting and management services, $1,459,000 and $1,179,000, respectively, for rent expense and $0 and $8,000, respectively, for medical services from related parties, which are included in general and administrative expenses in the accompanying consolidated statements of operations.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
5. COMMITMENTS AND CONTINGENCIES (continued)
7. LONG-TERM DEBT
On February 1, 2017, the Company entered into an $81,000,000 term note secured by substantially all the assets of the Company. The Company capitalized deferred financing costs of $1,060,000 at close of the financing. Interest payments were due quarterly with principal due at maturity on February 1, 2022. In 2018, the Company entered into six amendments that primarily adjusted the interest rate and payment methodology for the quarterly interest payments due, as well as the covenant requirements.
On July 30, 2019, the Company entered into a seventh amendment to the term note agreement. Under the amendment, the lender waived all defaults, including those related to certain covenant violations and failure to make certain interest payments, which occurred under the agreement prior to the amendment date. The maturity date of the term note was extended to July 30, 2024 and certain minimum liquidity and EBITDA covenants were modified. The amended term note bears interest on the outstanding principal at a rate per annum equal to (i) three-month LIBOR plus 7.50% through the interest period ending December 31, 2020 and (ii) three-month LIBOR plus 8.25% for the interest period thereafter, ending March 31, 2021. Interest may be paid in-kind on each interest payment date through December 31, 2020 by adding the paid in-kind interest to the principal amount of the term note.
At the Company’s option, interest may also be paid in-kind for the interest periods starting January 1, 2021 and through December 31, 2021. If the Company elects to pay interest in-kind, the term notes will bear additional interest on the outstanding principal at a rate per annum equal to 2.00%, which will accrue on a daily basis and will be added to the principal amount of the term note. Beginning January 1, 2022, in the event that certain conditions outlined in the agreement are in effect, the Company may continue to pay interest in-kind, in which case the interest rate will increase by an incremental rate defined in the agreement.
Based on the terms of the amended term note, the Company may make voluntary prepayments of a minimum principal amount of $5,000,000 and multiples of $1,000,000 in excess thereof, which will be applied to accrued interest, all costs, expenses, and other amounts due under the agreement, and thereafter to the payment of principal. The Company may also be required to make mandatory prepayments upon the occurrence of certain events.
In conjunction with the modification of the term note agreement under the seventh amendment, the lender received 33,962,264 Series D Senior Preferred Units and 57,707,097 Series E Senior Preferred Units of the Company’s parent, IMC Holdings, LLC. Further, the amended term note includes a contingent conversion feature, subject to certain events occurring. If the contingency events are satisfied, an aggregate $9,000,000 of term note principal plus accrued interest, as defined in the agreement, will be converted into 33,962,264 Series B Senior Preferred Units and 57,707,097 Series C Senior Preferred Units of IMC Holdings, LLC, and the Series D and E Preferred Units held by the lender will be cancelled.
The Company accounted for the seventh amendment as a modification in accordance with applicable U.S. GAAP. On modification, the Company recorded deferred financing costs on the long-term debt and corresponding offset to equity of approximately $3,841,000, representing the fair value of the Series D and Series E Preferred Units. As of December 31, 2019 and 2018, the long-term debt balance was approximately $89,126,000 and $83,557,000, respectively, which included approximately $12,062,000 and $3,211,000, respectively, of paid-in-kind interest added to the term note principal balance. Interest on the long-term debt is charged at the three-month LIBOR plus 7.50% (9.63% and 9.94% as of December 31, 2019 and 2018, respectively). Long-term debt is presented net of unamortized deferred financing costs of approximately $3,963,000 and $654,000 as of December 31, 2019 and 2018, respectively. In conjunction with the seventh amendment, the Company incurred approximately $1,856,000 in legal fees which were expensed during the period ended December 31, 2019 and included within general and administrative expenses on the Company’s consolidated statement of operations.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
7. LONG-TERM DEBT (continued)
For the period ended December 31, 2019, management believes that the Company was in compliance with the covenants defined in the term note agreement under the seventh amendment.
During the year ended December 31, 2019, the Company entered into a note payable to finance the purchase of property and equipment. This note payable as of December 31, 2019 bears interest at 12.58%, requiring monthly payments of approximately $1,400, and is due in September 2022, secured by certain property and equipment. No note payable was outstanding as of December 31, 2018. The note payable as of December 31, 2019 was as follows:
2019
Note payable	$38,872
Less current portion	(12,816)
Note payable, net of current portion	$26,056
8. LEASES
Operating Leases
The Company leases space for its medical centers and the corporate offices under leases expiring through 2026. Additionally, the Company rents certain facility space under month-to-month agreements. Rent expense aggregated to approximately $3,469,000 and $3,400,000 for the years ended December 31, 2019 and 2018, respectively, and is included in general and administrative expenses on the accompanying consolidated statements of operations.
Included in rent expense above are leases for certain facilities from related parties through common ownership under operating leases expiring through 2026. For the years ended December 31, 2019 and 2018, total rent expense under related party leases was approximately $1,459,000 and $1,179,000, respectively, as discussed in Note 6.
The Company also leases office and medical equipment under operating leases expiring through 2021. Rent expense for these equipment leases amounted to approximately $232,000 and $226,000 for the years ended December 31, 2019 and 2018, respectively, and is included in general and administrative expenses on the accompanying consolidated statements of operations.
Total future minimum rental payments as of December 31, 2019, for the above noncancelable operating leases with initial terms in excess of one year are as follows:
	Related Party Amounts	Non Related Party Amounts	Total
Years ending December 31:
2020	$1,369,151	$1,718,629	$3,087,780
2021	1,398,353	1,148,818	2,547,171
2022	1,083,458	773,664	1,857,122
2023	304,279	524,490	828,769
2024	162,526	339,127	501,653
Thereafter	235,873	77,116	312,989
	$4,553,640	$4,581,844	$9,135,484

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
8. LEASES (continued)
Capital Leases
The Company leases vehicles under capital leases expiring in August 2021. The capital leases require monthly payments of approximately $52,000. The following is a schedule of the future minimum lease payments as of December 31, 2019 under capital leases:
Years ending December 31:
2020	$624,454
2021	389,574
Total minimum lease payments	1,014,028
Less the amount representing interest (7.05%)	(58,440)
Present value of minimum lease payments	955,588
Less current maturities	(575,443)
Capital leases, net of current portion	$380,145
The following is a table of the future maturities for the capital leases as of December 31, 2019:
Years ending December 31:
2020	$624,454
2021	389,574
$1,014,028
9. PROFIT INTEREST PLANS
In July 2018, IMC Holdings, LLC, the parent of the Company’s parent, adopted an executive unit plan and an equity incentive plan (the “Plans”). Under the Plans, profit interests are granted to employees, executives and board members of the Company. The total number of Class A profit interests available to be issued under the executive unit plan are 4,519,913 and Class B profit interests available under the equity incentive plan are 33,958,572. No Class C profit interest units were authorized or issued as of December 31, 2019.
Profit interests granted under the Plans are generally 20% vested within the first year and 80% ratably over the remaining four years, with exceptions. There is an option for accelerated vesting if the Company is sold.
The Company uses a Black-Scholes option valuation model to estimate the fair value of profit interests. The assumptions used to estimate the fair value of the Company’s profit interest grants for the year ended December 31, 2019 are as follows:
	Class A Units	Class B-1 Units	Class B-2 Units	Class B-3 Units
Holding period	5	5	5	5
Risk-free rate	1.69%	1.69%	1.69%	1.69%
Volatility	33.6%	33.6%	33.6%	33.6%
Dividend yield	0%	0%	0%	0%

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
9. PROFIT INTEREST PLANS (continued)
The assumptions used to estimate the fair value of the Company’s profit interest grants for the year ended December 31, 2018 are as follows:
	Class A Units	Class B-1 Units	Class B-2 Units	Class B-3 Units
Holding period	5	5	5	5
Risk-free rate	2.51%	2.51%	2.51%	2.51%
Volatility	34.1%	34.1%	34.1%	34.1%
Dividend yield	0%	0%	0%	0%
The Company has estimated volatility based on the historical volatility used by similar companies over a period commensurate with the expected term of the award. The holding period represents an estimate of the time profit interests are expected to remain outstanding. The risk-free rates for the periods within the contractual life of the option is based on the U.S. treasury yield curve in effect at the time of grant.
A summary of option activity under the plans as of December 31, 2019 and 2018, and the changes for the years then ended, is presented below:
	Number of PIU’s 2019	Number of PIU’s 2018
Beginning balance	33,101,708	—
Granted	3,395,855	33,101,708
Forfeited	(8,176,117)	—
Ending balance	28,321,446	33,101,708
Vested balance	9,983,819	9,489,182
There were 9,983,819 and 9,489,182 units vested and $0 of compensation expense recorded related to profit interests granted for the years ended December 31, 2019 and 2018, respectively. As of December 31, 2019 and 2018, there was no unrecognized compensation cost related to approximately 18,338,000 and 23,613,000, respectively, of non-vested profit interests granted.
10. INCOME TAXES
The Company recorded no income tax benefit or expense for the years ended December 31, 2019 and 2018, respectively.
The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the Company ended December 31, 2019 and 2018, due to the following:
	2019	2018
Federal taxes at statutory rate	$(3,539,007)	$(17,763,254)
State income tax, net of federal tax benefit	(755,770)	(3,069,042)
Permanent differences	(11,346)	2,930,141
Other	(353,115)	315,753
Change in valuation allowance	4,659,238	17,586,402
Total income taxes	$—	$—

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
10. INCOME TAXES (continued)
Net deferred tax assets consist of the following components as of December 31:
	2019	2018
Deferred tax assets:
Equipment and improvements	$577,659	$360,003
Goodwill	6,926,239	9,703,604
Accrued expenses	230,300	84,221
Deferred rent	38,782	30,050
Charitable contribution	5,138	3,072
Sec 163(j) interest expense limitation	4,713,375	2,385,118
Accrued payroll	163,270	243,490
Purchase vs lease	93,079	—
Net operating loss carryforwards	9,692,874	5,895,729
	22,440,716	18,705,287
Less valuation allowance	(22,245,662)	(17,591,200)
	195,054	1,114,087
Deferred tax liabilities:
Intangible assets	—	935,318
Prepaid expenses	195,054	178,769
	195,054	1,114,087
	$—	$—
The Company has approximately $9,000,000 of Federal and $8,000,000 of State net operating loss carryforwards expiring in 2037. Their utilization is limited to future taxable earnings of the Company. The Company also has approximately $30,000,000 of Federal and $30,000,000 State NOL not subject to expiration. Their utilization is limited to 80% of the future taxable income of the Company.
Due to the uncertain nature of the ultimate realization of the net deferred tax assets, the Company has established a full valuation allowance against the benefits of the net deferred tax assets and will recognize these benefits only as reassessment demonstrates they are realizable. Ultimate realization is dependent upon several factors, among which is future earnings. While the need for this valuation allowance is subject to periodic review, if the allowance is reduced, the tax benefits of the net deferred tax assets will be recorded in future operations as a reduction of the Company’s income tax expense.
The U.S. Federal jurisdiction and Florida are the major tax jurisdictions where the Company files income tax returns with its Parent. The Company is no longer subject to U.S. Federal or State examinations by tax authorities for years prior to 2016.
11. SUBSEQUENT EVENTS
On March 27, 2020, the U.S. government signed the CARES Act into law. As part of the CARES Act, the Company has taken advantage of the Employer Social Security Tax Deferrals, which allowed employers to defer payments of employer social security taxes that are otherwise owed for wage payments made after March 12, 2020 through the end of the calendar year. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact to the Company of COVID-19.

INTERAMERICAN MEDICAL CENTER GROUP, LLC
AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2019 and 2018
11. SUBSEQUENT EVENTS (continued)
Management has taken action to minimize the potential financial impact of COVID-19 and continues to monitor the impacts daily and adjusting as necessary, however the ultimate outcome of these existential issues remain absolutely unpredictable. The CARES Act allows NOLs generated in tax years beginning after December 31, 2017 and before January 1, 2021 to be carried back to the preceding 5 taxable years. Additionally, the CARES Act suspends the 80% taxable income limitation for NOLs generated in tax years beginning after December 31, 2017 and before January 1, 2021. The 80% taxable income limitation remains in place for taxable years beginning on or after January 1, 2021.
As of December 17, 2020, the Company is in advanced negotiations to merge with a Special Purpose Acquisition Company and expects to enter into a definitive agreement during 2020.

Annex A
EXECUTION COPY
Dated December 18, 2020
Business Combination Agreement
between
Deerfield Healthcare Technology Acquisitions Corp.,
as DFHT
CareMax Medical Group, LLC,
as CareMax
IMC Medical Group Holdings, LLC,
as IMC
the entities listed in Annex I,
as the CareMax Group
IMC Holdings, LLC,
as IMC Parent
and
Deerfield Partners, L.P.
as Deerfield Partners

A-i

A-ii

A-iii

A-iv

BUSINESS COMBINATION AGREEMENT
This Business Combination Agreement (together with all Schedules and Exhibits attached hereto, this “Agreement”) is made and entered into as of December 18, 2020, by and among Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation (“DFHT”), the entities listed in Annex I (collectively, the “CareMax Group”), IMC Holdings, LLC, a Delaware limited liability company (including its successor pursuant to Section 6.05(l), “IMC Parent” and, together with the CareMax Group, each “Seller” and collectively with IMC Parent and any other party that subsequent to the date hereof executes a joinder agreement in form and substance reasonably acceptable to DFHT, the “Sellers”), CareMax Medical Group, LLC, a Florida limited liability company (“CareMax”), IMC Medical Group Holdings, LLC, a Delaware limited liability company (“IMC” and, together with CareMax, each a “Company” and collectively, the “Companies”), and Deerfield Partners, L.P. (“Deerfield Partners”), but solely for purposes of Section 6.12 and Section 6.26. Each of DFHT, each Seller, CareMax and IMC shall individually be referred to herein as a “Party” and, collectively, the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in Annex II of this Agreement.
RECITALS
WHEREAS, DFHT is structured as a blank check company incorporated to acquire one or more operating businesses through a Business Combination;
WHEREAS, as of the date of this Agreement, the CareMax Group owns 100% of the issued and outstanding Equity Interests in CareMax (the “CareMax Units”);
WHEREAS, IMC Parent owns 100% of the issued and outstanding Equity Interests in IMC (the “IMC Units”);
WHEREAS, following the date hereof, but prior to the Closing, the CareMax Group will effect a reorganization, as set forth and described on Exhibit A, pursuant to which (a) each equity holder (each a “CHG Equityholder”) of Care Holdings Group, L.L.C., a Delaware limited liability company (“CHG”), shall contribute to CareMax, in exchange for the receipt by such CHG Equityholder of CareMax Units, such CHG Equityholder’s Equity Interests in CHG (the “CHG Contribution”) and (b) each equity holder (each a “MHP Equityholder”) of Managed Healthcare Partners, LLC, a Florida limited liability company (“MHP”), shall contribute to CareMax, in exchange for the receipt by each such MHP Equityholder of CareMax Units, such MHP Equityholder’s Equity Interests in MHP (the “MHP Contribution” and together with the CHG Contribution, the “CareMax Pre-Closing Reorganization”);
WHEREAS, the Parties intend to enter into a Business Combination pursuant to which, subject to the terms and conditions hereof, at the Closing, DFHT will acquire all of the issued and outstanding Equity Interests of (a) CareMax from the CareMax Group and (b) IMC from IMC Parent, in exchange for a combination of cash consideration, equity consideration and earnout share consideration, as set forth herein;
WHEREAS, the board of directors, board of managers, or equivalent governing body, as applicable, of each of DFHT, each member of the CareMax Group (including each such member’s requisite equityholders, board of directors, board of managers, or equivalent governing body), and IMC Parent have (a) determined that the transactions contemplated by this Agreement are fair, advisable and in the best interests of their respective companies and security holders, and (b) approved the Agreement and the transactions contemplated hereby, upon and subject to the conditions set forth herein;
WHEREAS, in connection with the transactions contemplated by this Agreement, on the date hereof (a) Deerfield Partners has entered into the Deerfield PIPE Agreement with DFHT pursuant to which Deerfield Partners has agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase up to $96,000,000 of shares of DFHT Class A Common Stock in connection with the Closing (the “Deerfield PIPE”); (b) Sponsor has entered into the Deerfield Sponsor PIPE Agreement with DFHT pursuant to which Sponsor has agreed, subject to the terms and conditions set forth therein, to subscribe for and purchase up to $4,000,000 of shares of DFHT Class A Common Stock in connection with the Closing (the “Deerfield Sponsor PIPE”); and (c) DFHT has entered into subscription agreements (the “Subscription Agreements”) with certain third party investors (the “PIPE Investors”) pursuant to which the PIPE

Investors have committed to purchase DFHT Class A Common Stock (the “PIPE Investment”) up to an aggregate amount of $305,000,000;
WHEREAS, in connection with the signing of this Agreement, (a) DFHT, Sponsor and certain other equityholders of Sponsor, Deerfield Partners, IMC Parent and the CareMax Group have entered into the amended and restated registration rights agreement attached hereto as Exhibit B (the “A&R Registration Rights Agreement”); and (b) each of the Lockup Stockholders have entered into the lockup agreement attached hereto as Exhibit C (the “Lockup Agreement”);
WHEREAS, the contributions by the CareMax Group and IMC Parent of outstanding Equity Interests in the Companies, as the case may be, to DFHT in exchange for Equity Interests in DFHT and cash and the contributions by the PIPE Investors, Deerfield Partners, and Sponsor of cash to DFHT in exchange for Equity Interests in DFHT, pursuant to, and in accordance with the terms of this Agreement, together are intended to be treated as an integrated transaction qualifying under Section 351 of the Code; and
NOW, THEREFORE, in consideration of the mutual promises, covenants, and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:
ARTICLE I
IMC CONTRIBUTION; CAREMAX CONTRIBUTION; CONSIDERATION
Section 1.01   CareMax Contribution.
(a)   At the Closing, and subject to and upon the terms and conditions of this Agreement, the CareMax Group shall sell, transfer, convey, assign and deliver to DFHT, and DFHT shall purchase, acquire and accept delivery from the CareMax Group, in accordance with the allocation set forth in the Estimated Closing Certificate, all of the CareMax Units, free and clear of all Encumbrances (other than potential restrictions on transfer arising under applicable securities Laws), in exchange for the payment of an aggregate purchase price equal to (i) the Estimated CareMax Closing Date Cash Consideration paid by DFHT, plus (ii) the Estimated CareMax Closing Date Equity Consideration issued by DFHT.
(b)   For purposes of this Agreement, the Estimated CareMax Closing Date Equity Consideration, together with the Estimated CareMax Closing Date Cash Consideration and any amounts paid to the CareMax Group out of the CareMax Earnout Shares (if any) shall be referred to as the “CareMax Consideration.” The CareMax Consideration shall be subject to adjustment in accordance with Section 1.09.
Section 1.02   IMC Contribution.
(a)   At the Closing, and subject to and upon the terms and conditions of this Agreement, IMC Parent shall sell, transfer, convey, assign and deliver to DFHT, and DFHT shall purchase, acquire and accept delivery from IMC Parent, all of the IMC Units, free and clear of all Encumbrances (other than potential restrictions on transfer arising under applicable securities Laws), in exchange for the payment of an aggregate purchase price equal to (i) the Estimated IMC Closing Date Cash Consideration paid by DFHT, plus (ii) the Estimated IMC Closing Date Equity Consideration issued by DFHT.
(b)   For purposes of this Agreement, the Estimated IMC Closing Date Equity Consideration, together with the Estimated IMC Closing Date Cash Consideration and any amounts paid to IMC Parent out of the IMC Earnout Shares (if any) shall be referred to as the “IMC Consideration.” The IMC Consideration shall be subject to adjustment in accordance with Section 1.09.
Section 1.03   Earnout Consideration.
(a)   Following the Closing, subject to the terms and conditions set forth herein, IMC Parent shall have the contingent right to receive additional consideration from DFHT based on the performance of DFHT and the VWAP of DFHT Class A Common Stock, if the requirements as set forth in this

Section 1.03(a) are achieved (the “IMC Earnout Consideration”). If, at any time during the (i) twelve (12)-month period following the Closing Date (the “First Earnout Period”), the VWAP of DFHT Class A Common Stock is equal to or greater than $12.50 for any twenty (20) Trading Days within any thirty (30) Trading Day period (the “First IMC Share Price Trigger”), DFHT shall promptly, and in no event greater than five (5) Business Days following the achievement of the First IMC Share Price Trigger, issue to IMC Parent, a one-time payment of One Million Four Hundred Fifty Thousand (1,450,000) shares of DFHT Class A Common Stock, and (ii) twenty-four (24)-month period following the Closing Date (the “Second Earnout Period” and each, an “Earnout Period”), the VWAP of DFHT Class A Common Stock is equal to or greater than $15.00 for any twenty (20) Trading Days within any thirty (30) Trading Day period (the “Second IMC Share Price Trigger” and together with the First IMC Share Price Trigger, each a “IMC Share Price Trigger” and collectively, the “IMC Share Price Triggers”), DFHT shall promptly, and in no event greater than five (5) Business Days following the achievement of the Second IMC Share Price Trigger, issue to IMC Parent, a one-time payment of One Million Four Hundred Fifty Thousand (1,450,000) shares of DFHT Class A Common Stock (such shares described under (i) and (ii) above, collectively, the “IMC Earnout Shares”). Notwithstanding anything contained in this Agreement, (A) if the First IMC Share Price Trigger is not satisfied but the Second IMC Share Price Trigger is satisfied, DFHT shall issue to IMC Parent a one-time payment of Two Million Nine Hundred Thousand (2,900,000) shares of DFHT Class A Common Stock in connection with the satisfaction of the IMC Share Price Triggers, (B) the maximum aggregate amount of IMC Earnout Shares issuable to IMC Parent under this Section 1.03(a) and Section 1.03(d) shall be Two Million Nine Hundred Thousand (2,900,000) shares of DFHT Class A Common Stock, subject, in each case with respect to the immediately preceding (A) and (B), to any adjustment as set forth in Section 1.03(c), and (C) if the PIPE Investment raises less than Forty Million Dollars ($40,000,000) each of the First Earnout Period and the Second Earnout Period shall automatically be extended by a period of six (6) months for purposes of this Section 1.03(a) and Section 1.03(b).
(b)   Following the Closing, subject to the terms and conditions set forth herein, the members of the CareMax Group shall have the contingent right to receive additional consideration from DFHT in accordance with the allocation set forth in the Estimated Closing Certificate, based on the performance of DFHT and the VWAP of DFHT Class A Common Stock, if the requirements as set forth in this Section 1.03(b) are achieved (the “CareMax Earnout Consideration”). If, at any time during the (i) First Earnout Period, the VWAP of DFHT Class A Common Stock is equal to or greater than $12.50 for any twenty (20) Trading Days within any thirty (30) Trading Day period (the “First CareMax Share Price Trigger”), DFHT shall promptly, and in no event greater than five (5) Business Days following the achievement of the First CareMax Share Price Trigger, issue to the members of the CareMax Group, in accordance with the allocation set forth in the Estimated Closing Certificate, a one-time payment of One Million Seven Hundred Fifty Thousand (1,750,000) shares of DFHT Class A Common Stock, and (ii) Second Earnout Period, the VWAP of DFHT Class A Common Stock is equal to or greater than $15.00 for any twenty (20) Trading Days within any thirty (30) Trading Day period (the “Second CareMax Share Price Trigger” and together with the First CareMax Share Price Trigger, each a “CareMax Share Price Trigger” and collectively, the “CareMax Share Price Triggers”), DFHT shall promptly, and in no event greater than five (5) Business Days following the achievement of the Second CareMax Share Price Trigger, issue to the members of the CareMax Group, in accordance with the allocation set forth in the Estimated Closing Certificate, a one-time payment of One Million Seven Hundred Fifty Thousand (1,750,000) shares of DFHT Class A Common Stock (such shares described under (i) and (ii) above, collectively, the “CareMax Earnout Shares”). Notwithstanding anything contained in this Agreement, (A) if the First CareMax Share Price Trigger is not satisfied but the Second CareMax Share Price Trigger is satisfied, DFHT shall issue to the members of the CareMax Group, in accordance with the allocation set forth in the Estimated Closing Certificate, a one-time payment of Three Million Five Hundred Thousand (3,500,000) shares of DFHT Class A Common Stock in connection with the satisfaction of the CareMax Share Price Triggers, and (B) the maximum aggregate amount of CareMax Earnout Shares issuable to the members of the CareMax Group under this Section 1.03(b) and Section 1.03(d) shall be Three Million Five Hundred Thousand (3,500,000) shares of DFHT Class A Common Stock, subject, in each case, to any adjustment set forth in Section 1.03(c).
(c)   If, between the date of this Agreement and the date of payment (if any) of the IMC Earnout Shares or the CareMax Earnout Shares, as applicable, the outstanding shares of DFHT Class A

Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event shall have occurred, then the payments required to be made under this Section 1.03 will be appropriately adjusted to provide to IMC Parent or the members of the CareMax Group, as applicable, the same economic effect as contemplated by this Section 1.03.
(d)   If, (i) prior to (A) the satisfaction of the IMC Share Price Triggers and the CareMax Share Price Triggers and (B) the end of the Second Earnout Period, (ii) DFHT enters into a definitive agreement that would result in a Change of Control Transaction, and (iii) the price per share of DFHT Class A Common Stock payable to the stockholders of DFHT in such Change of Control Transaction is equal to or greater than either of the IMC Share Price Triggers and/or either of the CareMax Share Price Triggers, in each case, that have not been satisfied during the applicable Earnout Period, then at the closing of such Change of Control Transaction, the applicable IMC Share Price Triggers or CareMax Share Price Triggers shall be deemed to have been satisfied and DFHT shall issue, as of such closing, the applicable IMC Earnout Shares and CareMax Earnout Shares, respectively.
(e)   If IMC Parent or the CareMax Group, as applicable, believes in good faith that any of the IMC Share Price Triggers or the CareMax Share Price Triggers, as applicable, set forth in Section 1.03(a) or Section 1.03(b), as applicable, have been achieved and DFHT does not cause the IMC Earnout Shares or the CareMax Earnout Shares, as applicable, to be issued, each of IMC Parent and the CareMax Group shall be entitled to deliver a written notice of objection to DFHT within thirty (30) Business Days following the last day of the month in which IMC Parent or the CareMax Group, as applicable, believes in good faith that the IMC Share Price Trigger or the CareMax Share Price Trigger, as applicable, was achieved (an “Objection Notice”). If either of IMC Parent or the CareMax Group delivers an Objection Notice, DFHT and each of IMC Parent and the CareMax Group shall, during the thirty (30)-day period following delivery of such Objection Notice, negotiate in good faith to reach an agreement. If, upon completion of such thirty (30)-day period, the Parties are unable to reach agreement, any applicable Party shall promptly thereafter cause an independent accounting firm reasonably acceptable to the other applicable Parties (the “Independent Accountant”) to review this Agreement and the disputed price and/or dates for the purpose of determining whether any of the IMC Share Price Triggers or the CareMax Share Price Triggers, as the case may be, was achieved; provided, that the Independent Accountant may consider only those items as to which the applicable Parties have disagreed; provided, further, that the Independent Accountant shall act as an expert and not as an arbitrator. The applicable Parties shall require the Independent Accountant to deliver to them, as promptly as practicable, its determination of whether the IMC Share Price Triggers or the CareMax Share Price Triggers, as the case may be, was achieved. Such determination will be final and binding upon the applicable Parties. The fees and expenses charged by the Independent Accountant shall be borne by DFHT.
(f)   Any issuance of IMC Earnout Shares or CareMax Earnout Shares (i) is intended to comply with, and shall be effected in accordance with, Rev. Proc. 84-42, 1984-1 C.B. 521; and (ii) shall be treated for Tax purposes as an adjustment to the IMC Closing Date Equity Consideration or CareMax Closing Date Equity Consideration, as applicable, unless otherwise required by applicable Tax law, as further detailed in Section 6.05(g), or with respect to any amounts treated as imputed interest under Section 483 of the Code.
Section 1.04   No Fractional Shares.   Notwithstanding anything to the contrary contained herein, no fractional shares of DFHT Class A Common Stock shall be issued pursuant to the terms of this Agreement and all such fractional shares shall be rounded down to the nearest whole share. In lieu of the issuance of fractional shares, payment shall be made to the applicable Party in cash.
Section 1.05   Withholding Rights.   Each of DFHT and the PPP Escrow Agent shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement any amounts required to be deducted and withheld with respect to the making of such payment under applicable Tax Law or under any other applicable Law, provided, however, except with respect to payments in the nature of compensation to be made to employees or former employees, DFHT and the PPP Escrow Agent shall use commercially reasonable efforts to provide the applicable recipients with a written notice of the intention to withhold at least three (3) Business Days prior to any such withholding and the Parties shall use commercially reasonable efforts to minimize any such Taxes. Amounts so withheld and paid over to the appropriate Governmental Authority shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
Section 1.06   Equitable Adjustments.   If, between the date of this Agreement and the Closing, the outstanding shares of DFHT Class A Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, or any similar event shall have occurred, then any number, value (including dollar value) or amount contained herein which is based upon the number of shares of DFHT Class A Common Stock will be appropriately adjusted to provide to the holders of DFHT Class A Common Stock the same economic effect as contemplated by this Agreement.
Section 1.07   Adjustment Escrow.
(a)   At the Closing, DFHT shall deposit with the Escrow Agent an amount equal to $1,000.000 of which forty-five percent (45%) shall be in cash and fifty-five percent (55%) shall be in DFHT Class A Common Stock (which shall be valued at the Reference Price) (the “IMC Escrow Amount”) into a designated non-interest bearing account the (“IMC Escrow Account”), of which the cash portion of the IMC Escrow Account shall be delivered by wire transfer of immediately available funds in U.S. dollars. Pursuant to an escrow agreement to be entered into on the Closing Date by and among DFHT, IMC Parent, and the Escrow Agent in a form to be reasonably agreed upon between DFHT, IMC Parent and the Escrow Agent, which form shall include joint instructions from IMC Parent and DFHT to release any funds or equity from the IMC Escrow Account (the “IMC Escrow Agreement”), DFHT and IMC Parent will appoint the Escrow Agent to hold the IMC Escrow Amount as provided herein and in the IMC Escrow Agreement. The IMC Escrow Amount shall be held in escrow by the Escrow Agent until the Escrow Expiration Date for the purpose of securing the Post-Closing Adjustment obligations of IMC Parent set forth in Section 1.09.
(b)   At the Closing, DFHT shall deposit with the Escrow Agent an amount equal to $500,000 of which sixty-eight percent (68%) shall be in cash and thirty-two (32%) shall be in DFHT Class A Common Stock (which shall be valued at the Reference Price) (the “CareMax Escrow Amount”) into a designated non-interest bearing account the (“CareMax Escrow Account”), of which the cash portion of the CareMax Escrow Account shall be delivered by wire transfer of immediately available funds in U.S. dollars. Pursuant to an escrow agreement to be entered into on the Closing Date by and among DFHT, the CareMax Representative and the Escrow Agent in a form to be reasonably agreed upon between DFHT, the CareMax Representative and the Escrow Agent, which form shall include joint instructions from the CareMax Representative and DFHT to release any funds or equity from the CareMax Escrow Account (the “CareMax Escrow Agreement”), DFHT and the CareMax Representative will appoint the Escrow Agent to hold the CareMax Escrow Amount as provided herein and in the CareMax Escrow Agreement. The CareMax Escrow Amount shall be held in escrow by the Escrow Agent until the Escrow Expiration Date for the purpose of securing the Post-Closing Adjustment obligations of the CareMax Group set forth in Section 1.09.
Section 1.08   Estimated Closing Date Cash Consideration and Estimated Closing Date Equity Consideration.
(a)   Not fewer than five (5) days prior to the Closing Date, each Seller shall deliver to DFHT (i) an unaudited, consolidated balance sheet of the applicable Company Group as of immediately prior to Closing together with a statement signed and certified by an authorized officer of IMC Parent or the CareMax Representative, as applicable, on behalf of such Seller, which shall set forth such Seller’s good faith calculation of, with respect to the applicable Company Group (A) Working Capital (the “Estimated Working Capital”), (B) the Cash Amount (the “Estimated Cash Amount”), (C) the outstanding amount of all Payoff Indebtedness as of the Closing (the “Estimated Payoff Indebtedness”), (D) Expenses as of the Closing Date, as set forth on Section 6.04(b), and (E) based on the amounts set forth in clauses (A) through (C), the (x) the Estimated CareMax Closing Date Cash Consideration and Estimated CareMax Closing Date Equity Consideration or (y) the Estimated IMC Closing Date Cash Consideration and the Estimated IMC Closing Date Equity Consideration, as applicable (each, an “Estimated Closing Statement”) (ii) the allocations and bank accounts designated by each Seller, in each case, with respect to such Seller’s applicable Company Group, and (iii) all documentation reasonably necessary to compute and verify the calculations set forth in such Estimated Closing Statement. During the period between delivery of its Estimated Closing Statement and the Closing, (1) DFHT and its Representatives shall be permitted to make inquiries of the Sellers and their Representatives regarding questions, concerns, or disagreements with respect to such Estimated Closing Statement arising in the course of its review thereof, (2) each Seller shall use commercially reasonable efforts to (x) make available to DFHT and its Representatives such information as DFHT may reasonably request in connection with its review of such Estimated Closing Statement, (y) review in good faith any comments proposed by DFHT with respect to the applicable Estimated Closing Statement, and (z) solely if such Seller is in agreement with DFHT’s proposed changes, deliver a revised Estimated Closing Statement at any time prior to the Closing.
(b)   DFHT shall be entitled to rely (without duty of inquiry) upon each Estimated Closing Statement, including the allocations and bank accounts set forth therein, and as a condition to receipt of any Estimated Closing Date Consideration, as applicable, each Seller hereby waives any and all claims that the Estimated Closing Statement did not accurately reflect the allocations and bank account information.
Section 1.09   Final Closing Date Cash Consideration and Final Closing Date Equity Consideration.
(a)   Determination.   As promptly as possible, but in any event within ninety (90) days after the Closing Date, DFHT in consultation with Sponsor shall prepare and deliver to each Seller (i) an unaudited, consolidated balance sheet of the applicable Company Group as of the Closing together with a statement setting forth DFHT’s good faith calculation of, with respect to the applicable Company Group, (A) the Working Capital, (B) the Cash Amount, (C) the outstanding amount of all Payoff Indebtedness as of the Closing, (D) Expenses as of the Closing, and (E) based on the amounts set forth in clauses (A) through (C), the (x) IMC Closing Date Cash Consideration and IMC Closing Date Equity Consideration, or (y) CareMax Closing Date Cash Consideration and CareMax Closing Date Equity Consideration, as applicable (each a “Closing Statement”) and (ii) all documentation reasonably necessary to compute and verify the information set forth in such Closing Statement. After delivery of the applicable Closing Statement by DFHT, such Seller and its Representatives shall be permitted to make inquiries of DFHT and its Representatives regarding questions, concerns, or disagreements with respect to such Closing Statement arising in the course of their review thereof. If such Seller has any objections to any of the items set forth in such Closing Statement, then such Seller will deliver to DFHT a statement (an “Objection Statement”) setting forth in reasonable detail those items that it disputes (the “Objection Disputes”), the basis for each such Objection Dispute and, to the extent practical, such Seller’s proposed resolution of each such Objection Dispute, and attaching reasonably detailed supporting documentation. If an Objection Statement is not delivered to DFHT within thirty (30) days after receipt of the Closing Statement by such Seller, then such Closing Statement as originally delivered by DFHT shall be final, binding, and non-appealable by the Parties. If an Objection Statement is timely delivered, then DFHT and such Seller shall negotiate in good faith to resolve any Objection Disputes, but if they do not reach a final resolution within thirty (30) days after the delivery of such Objection Statement (the “Negotiation Period”), such Seller and DFHT shall retain and submit each unresolved Objection Dispute to (A) PricewaterhouseCoopers or, (B) if PricewaterhouseCoopers is not available or is not independent at such time, another independent accounting firm set forth on Schedule 1.09(a) (the “Independent Auditor”) to resolve such Objection Disputes. If, during the Negotiation Period, such Seller and DFHT are able to resolve any Objection Disputes, then such amounts as agreed upon in writing shall become final, binding, non-appealable, and conclusive on the Parties. The Independent Auditor shall be instructed to set forth a procedure to provide for prompt resolution of any unresolved Objection Disputes and, in any event, to make its determination in respect of such Objection Disputes within thirty (30) days following its retention. For the avoidance of doubt, the Independent Auditor shall also resolve any disputes which may arise as to whether the terms and procedures of this Section 1.09(a) have been complied with by the Parties. Neither DFHT nor such Seller shall have or conduct any communication, either written or oral, with the Independent Auditor without the other Party either being present (or having waived or declined its right to be present) or receiving a concurrent copy of any written communication. DFHT and such Seller, and their respective Representatives, shall cooperate fully with the Independent Auditor during its engagement and respond on a timely basis to all reasonable requests for information or access to documents or personnel made by the Independent Auditor, all with the intent to fairly and in good faith resolve all Objection Disputes as promptly as reasonably practicable. The Parties shall be entitled to have a judgment entered on such written report in any court of competent jurisdiction. In resolving any disputed item, the Independent Auditor (w) may not assign a value to any particular item greater than the greatest value for such item claimed by either DFHT or such Seller, or less than the lowest value for such item claimed by either DFHT or such Seller, in each case, contained in such Closing Statement or Objection Dispute, as applicable, (x) shall be bound by the principles set forth in this Agreement, (y) shall act as an expert and not as an arbitrator, and (z) shall limit its review to the unresolved Objection Disputes specifically set forth in the Objection Statement. The Independent Auditor’s determination of such Objection Disputes shall be final and binding upon the Parties. The fees, costs and expenses of such Independent Auditor incurred in resolving the disputed matter shall be equitably apportioned by such Independent Auditor based on the extent to which DFHT, on the one hand, or such Seller, on the other hand, is determined by the Independent Auditor to be the prevailing Party in the resolution of such unresolved Objection Disputes. The final Closing Statement, however determined pursuant to this Section 1.09(a), will produce the Working Capital, the Cash Amount, the outstanding amount of all Payoff Indebtedness, in each case with respect to the applicable Company Group, to be used to determine the final IMC Closing Date Cash Consideration and final IMC Closing Date Equity Consideration or final CareMax Closing Date Cash Consideration and final CareMax Closing Date Equity Consideration, as applicable.
(b)   Payment of Post-Closing Adjustment.
(i)   For the purposes of this Agreement, the “Post-Closing Adjustment” shall be an amount equal to:
(A)   for IMC Parent, (x) (the IMC Closing Date Cash Consideration, as finally determined in accordance with Section 1.09(a), plus the IMC Closing Date Equity Consideration Absolute Value), minus (y) (the Estimated IMC Closing Date Cash Consideration plus the Estimated IMC Closing Date Equity Consideration Absolute Value); and
(B)   for the CareMax Group, (x) (the CareMax Closing Date Cash Consideration, as finally determined in accordance with Section 1.09(a), plus the CareMax Closing Date Equity Consideration Absolute Value), minus (y) (the Estimated CareMax Closing Date Cash Consideration plus the Estimated CareMax Closing Date Equity Consideration Absolute Value).
(ii)   To the extent the applicable Post-Closing Adjustment is a positive amount (an “Excess Amount”), then, within three (3) Business Days following the final, binding, non-appealable, and conclusive determination of the IMC Closing Date Cash Consideration and IMC Closing Date Equity Consideration or the CareMax Closing Date Cash Consideration and CareMax Closing Date Equity Consideration, as applicable, in accordance with Section 1.09(a) (each, an “Adjustment Determination Date”), (A) first, the applicable Seller and DFHT shall provide a joint written instruction to the Escrow Agent to deliver from the applicable Escrow Account to such Seller, the applicable DFHT Class A Common Stock and, by wire transfer of immediately available funds to an account designated in writing by such Seller, the cash portion of the IMC Escrow Amount or the CareMax Escrow Amount, as applicable, together with any dividends paid with respect to such shares, and (B) upon exhaustion of the Escrow Amount, if applicable, DFHT shall pay or issue, as applicable, to (x) IMC Parent, the IMC Adjustment Equity and forty-five percent (45%) of the applicable Excess Amount, if any, in cash and (y) to the CareMax Group, the CareMax Adjustment Equity and sixty-eight percent (68%) of the applicable Excess Amount, if any, in cash. Any amount payable to such Seller by DFHT pursuant to this Section 1.09(b) shall be paid by wire transfer of immediately available funds to such accounts as such Seller may specify in writing.
(iii)   To the extent the applicable Post-Closing Adjustment is a negative amount (the absolute value of such amount, a “Shortfall Amount”), then, within three (3) Business Days following the applicable Adjustment Determination Date, the applicable Seller and DFHT shall provide a joint written instruction to the Escrow Agent to deliver from the applicable Escrow Account to DFHT, by wire transfer of immediately available funds to an account designated in writing by DFHT with respect to the cash amount and to an address designated in writing by DFHT with respect to the DFHT Class A Common Stock (which shares shall be canceled), such Shortfall Amount. In the event the applicable Escrow Amount exceeds such Shortfall Amount, such Seller and DFHT shall provide a joint written instruction to the Escrow Agent to deliver from the applicable Escrow Account to such Seller, by wire transfer of immediately available funds to an account designated in writing by such Seller with respect to the cash amount and to an address designated in writing by such Seller with respect to the DFHT Class A Common Stock, an amount equal to the IMC Escrow Amount or the CareMax Escrow Amount, as applicable, less such Shortfall Amount. The payment of the applicable Shortfall Amount (if any) from the IMC Escrow Account shall be made, as close as reasonably possible, such that forty-five (45%) of such payment is made in cash and fifty-five percent (55%) of such payment is made in DFHT Class A Common Stock (which shall be valued as set forth in the IMC Escrow Agreement); provided, that the Parties acknowledge that fluctuations in the value of the DFHT Class A Common Stock may make maintaining such 45/55 ratio impossible. The payment of the applicable Shortfall Amount (if any) from the CareMax Escrow Account shall be made, as close as reasonably possible, such that sixty-eight percent (68%) of such payment is made in cash and thirty-two percent (32%) of such payment is made in DFHT Class A Common Stock (which shall be valued as set forth in the CareMax Escrow Agreement); provided, that the Parties acknowledge that fluctuations in the value of the DFHT Class A Common Stock may make maintaining such 68/32 ratio impossible. Notwithstanding anything to the contrary in this Agreement, DFHT’s sole recourse for payment of such Shortfall Amount shall be the applicable Escrow Account, and neither DFHT nor any of its Affiliates shall have any claim against such Seller or any of its Affiliates for any portion of the Shortfall Amount.
(iv)   To the extent the applicable Post-Closing Adjustment is $0, such Seller and DFHT shall provide a joint written instruction to the Escrow Agent to deliver from the applicable Escrow Account to such Seller, the applicable DFHT Class A Common Stock and, by wire transfer of immediately available funds to an account designated in writing by such Seller, the cash portion of the IMC Escrow Amount or the CareMax Escrow Amount, as applicable, together with any dividends paid with respect to such shares.
(v)   The amount of any Excess Amount or Shortfall Amount, as applicable, paid pursuant to Section 1.09(b)(ii) or Section 1.09(b)(iii) shall be deemed an adjustment to the IMC Consideration or the CareMax Consideration, as applicable, to the extent such adjustment affects any amounts that are due to or from such Seller.
Section 1.10   Preparation of Estimated Closing Statement and Closing Statement; Cooperation.
(a)   Preparation of Estimated Closing Statement and Closing Statement.   Each Estimated Closing Statement and Closing Statement (and all calculations of Estimated Working Capital, Estimated Cash Amount, Working Capital and the Cash Amount, as applicable) shall be prepared and calculated in accordance with GAAP, consistently applied and, to the extent consistent with GAAP, with the same accounting methodologies, principles, and procedures used in, and on a basis consistent with, those applied by the applicable Company Group in preparing its Financial Statements (including calculating reserves in accordance with the same methodology used to calculate such reserves in preparation of its Financial Statements), except that such Estimated Closing Statement or Closing Statement (and all calculations of Estimated Working Capital, Estimated Cash Amount, Working Capital and the Cash Amount, as applicable) shall: (i) not include any purchase accounting or other adjustment arising out of the consummation of the transactions contemplated by this Agreement; and (ii) not reflect or take into account developments between of 12:00 a.m. on the Closing Date and the date of preparation or completion of the calculation of the applicable Working Capital as finally determined in accordance with Section 1.09, except for those developments that provide additional evidence with respect to conditions that existed as of 12:01 a.m. on the Closing Date, but without taking into account any of the transactions to occur thereafter. For illustrative purposes only, if Working Capital were calculated as of December 31, 2020, Working Capital would be calculated as set forth on Exhibit D.

(b)   Cooperation.   During the period between delivery of its Estimated Closing Statement and the Closing, each Seller shall, and shall cause the applicable Company Group and its respective officers, employees, consultants, accountants, and agents, to reasonably cooperate with DFHT and its Representatives in connection with its review of the applicable Estimated Closing Statement and to provide any books, records and work papers reasonably requested by DFHT and its Representatives in connection therewith. Following the Closing and until the applicable Closing Statement has become final in accordance with Section 1.09, DFHT shall, and shall cause the applicable Company Group, and its respective officers, employees, consultants, accountants, and agents to, reasonably cooperate with the applicable Seller and its Representatives in connection with its review of such Closing Statement and the preparation of any Objection Statement and to provide any books, records and work papers reasonably requested by such Seller and its Representatives in connection therewith or in connection with resolving any Objection Disputes.
ARTICLE II
CLOSING
Section 2.01   The Closing.    The closing (the “Closing”) of the transactions contemplated by this Agreement, as applicable, shall take place virtually at 10:00 a.m. local time, on a date that is no later than three (3) Business Days after all of the conditions precedent set forth in Article VII have been satisfied or waived (other than those conditions which by their terms are intended to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible under applicable Law and the terms of this Agreement, waiver of those conditions), or such other time, date and location as may be mutually agreed upon by the Parties. The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.” The Parties may participate in the Closing via electronic means.
Section 2.02   Closing Deliverables.
(a)   At the Closing, each of IMC Parent and/or IMC, as applicable, shall deliver or cause to be delivered to DFHT:
(i)   membership interest powers or other instruments of transfer reasonably acceptable to DFHT duly executed in blank with respect to the IMC Units;
(ii)   a counterpart to each Related Document to which it is to be a party, duly executed by a duly authorized representative of such Person;
(iii)   a certificate, executed by an authorized officer of IMC and dated as of the Closing Date, certifying that the conditions specified in Section 7.02(a) through (d) have been satisfied;
(iv)   certificates of good standing (or equivalent document) each dated not more than ten (10) Business Days prior to the Closing Date for IMC and its Subsidiaries, in each case issued by the Secretary of State of the applicable jurisdiction of incorporation and any other jurisdiction in which the applicable entity operates and in which it is required to be qualified to do business;
(v)   executed Debt Payoff Letters with respect to the Payoff Indebtedness; and
(vi)   a certificate or certificates in compliance with Treasury Regulation Section 1.1445-2, establishing that the transactions contemplated by this Agreement are exempt from withholding under Section 1445 of the Code.
(b)   At the Closing, each of the CareMax Group and/or CareMax, as applicable, shall deliver or cause to be delivered to DFHT:
(i)   membership interest powers or other instruments of transfer reasonably acceptable to DFHT duly executed in blank with respect to the CareMax Units;
(ii)   a counterpart to each Related Document to which it is to be a party, duly executed by a duly authorized representative of such Person;

(iii)   a certificate, executed by an authorized officer of CareMax and dated as of the Closing Date, certifying that the conditions specified in Section 7.02(a) through (d) have been satisfied;
(iv)   certificates of good standing (or equivalent document) each dated not more than ten (10) Business Days prior to the Closing Date for CareMax and its Subsidiaries (including, for the avoidance of doubt, the CareMax Contributed Entities), in each case issued by the Secretary of State of the applicable jurisdiction of incorporation and any other jurisdiction in which the applicable entity operates and in which it is required to be qualified to do business;
(v)   executed Debt Payoff Letters with respect to the Payoff Indebtedness; and
(vi)   a certificate or certificates in compliance with Treasury Regulation Section 1.1445-2, establishing that the transactions contemplated by this Agreement are exempt from withholding under Section 1445 of the Code.
(c)   At the Closing:
(i)   DFHT shall issue to the members of the CareMax Group the Estimated CareMax Closing Date Equity Consideration, which shall be free and clear of Encumbrances (other than potential restrictions on transfer under applicable securities Laws), in accordance with the allocation set forth in the Estimated Closing Statement, and any cash in lieu of fractional shares which the holder has the right to receive pursuant to Section 1.04;
(ii)   DFHT shall pay to each member of the CareMax Group by wire transfer of immediately available funds, to the bank account listed in the Estimated Closing Statement, an amount equal to the Estimated CareMax Closing Date Cash Consideration in accordance with the allocation set forth in the Estimated Closing Statement;
(iii)   DFHT shall issue to IMC Parent the Estimated IMC Closing Date Equity Consideration, which shall be free and clear of Encumbrances (other than potential restrictions on transfer under applicable securities Laws) and any cash in lieu of fractional shares which IMC Parent has the right to receive pursuant to Section 1.04;
(iv)   DFHT shall pay to IMC Parent by wire transfer of immediately available funds, to the bank account listed in the Estimated Closing Statement, an amount equal to the Estimated IMC Closing Date Cash Consideration;
(v)   If applicable, DFHT shall deposit, by wire transfer of immediately available funds, an amount equal to the PPP Escrow Amount into the PPP Escrow Account established pursuant to the terms of the PPP Escrow Agreement;
(vi)   DFHT shall deliver to each Seller a copy of the Third Amended and Restated Certificate of Incorporation of DFHT in substantially the form set forth in Exhibit E, as filed with the Secretary of State of the State of Delaware on the Closing Date (the “DFHT Third Amended and Restated Certificate of Incorporation”);
(vii)   DFHT shall deliver to each Seller a certified copy of the Amended and Restated Bylaws of DFHT in substantially the form set forth in Exhibit F, as adopted by the board of directors of DFHT on the Closing Date (the “DFHT Amended and Restated Bylaws”);
(viii)   DFHT shall have delivered to each Seller a certificate, executed by an executive officer of DFHT and dated as of the Closing Date, certifying that the conditions specified in Section 7.03(a) and Section 7.03(b) have been satisfied;
(ix)   DFHT shall deliver to each Seller, a counterpart to each Related Document to which it is to be a party, duly executed and delivered by a duly authorized representative of such Person;
(x)   DFHT shall pay and discharge, on behalf of the CareMax Company Group, the amount payable to each counterparty or holder of Payoff Indebtedness, as specified in the Estimated Closing Statement and the applicable Debt Payoff Letters;

(xi)   DFHT shall pay and discharge, on behalf of the CareMax Group, the CareMax Group’s Expenses specified in the Estimated Closing Statement in accordance with Section 6.04(b), by wire transfer of immediately available funds, to the bank accounts listed therein;
(xii)   DFHT shall pay and discharge, on behalf of the IMC Company Group, the amount payable to each counterparty or holder of Payoff Indebtedness, as specified in the Estimated Closing Statement and the applicable Debt Payoff Letters; and
(xiii)   DFHT shall pay and discharge, on behalf of IMC Parent, IMC Parent’s Expenses specified in the Estimated Closing Statement in accordance with Section 6.04(b), by wire transfer of immediately available funds, to the bank accounts listed therein.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLERS
Except as set forth in the applicable Seller Disclosure Schedules, (a) each member of the CareMax Group, jointly and severally, represents and warrants to DFHT as of the date hereof and as of the Closing Date (or in the case of representations and warranties that speak of a specified date, as of such specified date), solely in respect of the CareMax Group and CareMax (as used in this Article III with respect to the CareMax Group, the term Seller shall refer to each member of the CareMax Group), and (b) IMC Parent represents and warrants to DFHT as of the date hereof and as of the Closing Date (or in the case of representations and warranties that speak of a specified date, as of such specified date), solely in respect of IMC Parent and IMC, as follows:
Section 3.01   Standing; Qualification and Power.   Seller, as applicable, is, duly organized, validly existing and in good standing (or has the equivalent status) under the laws of the jurisdiction of its organization and has all requisite power and authority to own, lease and operate its assets and properties and to conduct its business as it is now being conducted. Seller is qualified or licensed to do business in each jurisdiction in which ownership of its property or assets or the conduct of its business requires such qualification or license, except where the failure to be so qualified or licensed would not have a Material Adverse Effect. True, correct and complete copies of the Organizational Documents, as applicable, of Seller, as in effect as of the date of this Agreement, have been made available to DFHT. The Seller is not in violation of any of the provisions of its Organizational Documents.
Section 3.02   Ownership.
(a)   Seller has good and valid title to all of the issued and outstanding Equity Interests of the Company (beneficially and of record) owned by it, as set forth in the Recitals to this Agreement or Section 3.02 of the Seller Disclosure Schedules, free and clear of all Encumbrances (other than potential restrictions on transfer under applicable securities Laws).
(b)   After giving effect to the CareMax Pre-Closing Reorganization and the Pre-Closing Transfer, the CareMax Group will have good, valid and marketable title to all of the issued and outstanding Equity Interests and other securities of CareMax (beneficially and of record), as set forth in Section 3.02 of the Seller Disclosure Schedules, free and clear of all Encumbrances (other than potential restrictions on transfer under applicable securities Laws and the Organizational Documents).
(c)   The Purchased Equity constitutes 100% of the issued and outstanding Equity Interests in the Company. Assuming DFHT has the requisite power and authority to lawfully own the Purchased Equity, at the Closing, (a) good and valid title to the Purchased Equity will pass to DFHT, free and clear of all Encumbrances (other than potential restrictions on transfer under applicable securities Laws and the Organizational Documents), and (b) DFHT will own 100% of the issued and outstanding Equity Interests in the Company. Other than this Agreement, and except as set forth in Section 3.02 of the Seller Disclosure Schedule, the Equity Interests of the Company are not subject to any voting trust agreement or other Contract. The Purchased Equity has been duly authorized and validly issued and is fully paid and nonassessable, was issued in compliance with applicable Law and was not issued in breach of violation of any preemptive rights or Contract.

Section 3.03   Authority; Execution and Delivery; Enforceability.   Seller has all requisite corporate or entity power and authority to execute and deliver this Agreement and each of the Related Documents to which it will be a Party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Seller of this Agreement has been and, in the case of the Related Documents to which it will be a Party, will be when delivered, and the consummation of the transactions contemplated hereby has been and the consummation of the transactions contemplated by the Related Documents to which it will be a Party will be when delivered, duly authorized by all requisite actions of Seller. This Agreement has been, and each such Related Document will be, duly and validly executed and delivered by Seller and, assuming due authorization and execution by each other party hereto and thereto, constitutes, or will constitute, as applicable, a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity) (collectively, the “Enforceability Exceptions”).
Section 3.04   Brokers’ and Finders’ Fees.   Except for the fees described in Section 3.04 of the Seller Disclosure Schedule, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by Seller.
Section 3.05   No Conflict.   Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 3.05 of the Seller Disclosure Schedules, the execution, delivery and performance of this Agreement and each Related Document to which Seller is a Party and the consummation of the transactions contemplated hereby and thereby do not and will not (a) conflict with or violate any provision of, or result in the breach of, the certificate of formation, certificate of incorporation, bylaws, limited liability company agreement, limited partnership agreement or other organizational documents in effect (“Organizational Documents”) of Seller, (b) conflict with or result in any violation of any provision of any Law, Permit or Order applicable to Seller, or any of its respective properties or assets, (c) result in a violation or breach of, or constitute (with or without the giving of notice or, the lapse of time or both) a default (or give rise to any right of termination or cancellation of obligations) under, any Contract to which Seller is a Party or by which any of its respective properties or assets are bound or (d) result in the creation of any Encumbrance (other than a Permitted Encumbrance) upon any of the properties, Equity Interests or assets of (x) with respect to a member of the CareMax Group, CareMax or its Subsidiaries and (y) with respect to IMC Parent, IMC or its Subsidiaries, except (in the case of clauses (b), (c) or (d) above) for such violations, conflicts, breaches or defaults which would not, individually or in the aggregate, have a Material Adverse Effect.
Section 3.06   Governmental Authorities; Consents.   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or notice, approval, consent waiver or authorization from any Governmental Authority is required on the part of Seller with respect to Seller’s execution, delivery or performance of this Agreement or the Related Documents to which such Seller is or will be a party or the consummation of the transactions contemplated hereby and thereby, except for (a) applicable requirements of the HSR Act and any other applicable Antitrust Law, (b) any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on the ability of Seller to consummate the Transactions and (c) as otherwise disclosed in Section 3.06 of the Seller Disclosure Schedules.
Section 3.07   Litigation.   Except as set forth in Section 3.07 of the Seller Disclosure Schedule, there are no pending or, to the knowledge of Seller, threatened, Actions and, to the knowledge of Seller, there are no pending or threatened investigations, in each case, against Seller, or otherwise affecting Seller. Seller is not subject to any Order, or, to the knowledge of Seller, (a) any continuing investigation by, any Governmental Authority, or (b) any facts that would reasonably be expected to form the basis for any investigation or audit by a Governmental Authority. There is no unsatisfied judgment or any open injunction binding upon Seller.
Section 3.08   Investment Intent.
(a)   Seller is acquiring the Closing Date Equity Consideration solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. Seller acknowledges that the Closing Date Equity Consideration is not registered under the Securities Act or any state securities Laws, and that the Closing Date Equity Consideration may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities Laws and regulations, as applicable. Seller is able to bear the economic risk of holding the Closing Date Equity Consideration for an indefinite period (including total loss of its investment), and has sufficient knowledge and experience in its financial and business matters so as to be capable of evaluating the merits and risk of its investment.
(b)   Seller qualifies as an “accredited investor,” as such term is defined in Rule 501(a) promulgated pursuant to the Securities Act.
Section 3.09   No Other Representations and Warranties.   EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE III (AS MODIFIED BY THE SELLER DISCLOSURE SCHEDULES) OR IN ANY RELATED DOCUMENTS, NEITHER SELLER NOR ANY OF THEIR RESPECTIVE REPRESENTATIVES, DIRECTORS, MANAGERS, PARTNERS, OFFICERS, MANAGERS OR DIRECT OR INDIRECT EQUITYHOLDERS HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO ANY SELLER, OR OTHERWISE IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, OR ANY REPRESENTATIONS OR WARRANTIES ARISING FROM STATUTE OR OTHERWISE IN LAW, FROM A COURSE OF DEALING OR USAGE OF TRADE. ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES ARE EXPRESSLY DISCLAIMED BY EACH OF THE SELLERS.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANIES
Except as set forth in the applicable Company Disclosure Schedules (x) CareMax represents and warrants to DFHT as of the date hereof and as of the Closing Date (or in the case of representations and warranties that speak of a specified date, as of such specified date) solely in respect of CareMax and each member of the CareMax Company Group and (y) IMC represents and warrants to DFHT as of the date and as of the Closing Date (or in the case of representations and warranties that speak of a specified date, as of such specified date) solely in respect of IMC and each member of the IMC Company Group, as follows:
Section 4.01   Standing; Qualification and Power.   Each member of the Company Group is duly organized, validly existing and in good standing (or has the equivalent status) under the laws of the jurisdiction of its organization, is duly qualified or is licensed to do business and is in good standing in each jurisdiction in which its respective properties or assets or the conduct of its business requires such qualification and has the requisite power and authority to own, lease and operate its assets and properties and to conduct its Business, except where the failure to be so qualified or to be in good standing (or the equivalent) would not have a Material Adverse Effect. True, correct and complete copies of the certificate of formation, operating agreement, certificate of incorporation and bylaws (or other comparable governing documents), as applicable, of each member of the Company Group, as in effect as of the date of this Agreement, have been made available to DFHT. No Company Subsidiary is in material violation of any of the provisions of its Organizational Documents.
Section 4.02   Due Authorization.   The Company has all requisite power and authority and has taken all action necessary to execute and deliver this Agreement and each Related Document to which it is a party and (subject to the approvals described in Section 4.04) to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such Related Documents by the Company and the consummation of the transactions contemplated hereby and thereby by the Company have been duly and validly authorized and approved by all necessary limited liability company or other action of the Company. This Agreement has been, and each such Related Documents will be, duly and validly executed and delivered by the Company and, assuming due authorization and execution by the other parties hereto and thereto, constitutes, or will constitute, as applicable, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

Section 4.03   No Conflict.   Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 4.03 of the Company Disclosure Schedules, the execution, delivery and performance of this Agreement and each Related Document to which it is a Party by the Company and the consummation of the transactions contemplated hereby and thereby do not and will not (a) conflict with or violate any provision of, or result in the breach of, the Organizational Documents of the Company or the Company Subsidiaries, (b) conflict with or result in any violation of any provision of any Law, Permit or Order applicable to the Company or the Company Subsidiaries, or any of their respective properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of (i) any Material Contract, (ii) any Real Estate Document to which the Company or the Company Subsidiaries is a Party or by which any of them or any of their respective assets or properties may be bound or affected or (iii) any obligation, permit, license or authorization to which any of the members of the Company Group is a Party or by which their respective assets are bound and (d) result in the creation of any Encumbrance (other than a Permitted Encumbrance) upon any of the properties, Equity Interests or other securities (other than potential restrictions on transfer arising under applicable securities Laws) or assets of the Company or the Company Subsidiaries, except (in the case of clauses (b) or (c) above) for such violations, conflicts, breaches or defaults which would not, individually or in the aggregate, have a Material Adverse Effect.
Section 4.04   Governmental Authorities; Consents.   No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or notice, approval, consent waiver or authorization from any Governmental Authority is required on the part of the Company or any of its Subsidiaries with respect to the Company’s execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, except for (a) applicable requirements of the HSR Act and any other applicable Antitrust Law, (b) any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not, individually or in the aggregate, have a Material Adverse Effect on the ability of the Company to consummate the Transactions and (c) as otherwise disclosed in Section 4.04 of the Company Disclosure Schedules.
Section 4.05   Capitalization of the Company and the Company Subsidiaries.
(a)   Section 4.05(a) of the Company Disclosure Schedules sets forth, as of the date of this Agreement, the number of authorized Equity Interests and other securities of each class of Equity Interests of the Company Subsidiaries (excluding the CareMax Contributed Entities), the number of issued and outstanding Equity Interests of each class of Equity Interests, the record owners thereof and number of Equity Interests and other securities of each class owned by each such record owner, and in the case of incentive equity awards outstanding as of the date hereof, on an individual-by-individual and grant-by-grant basis, the date of grant, number of awards granted and exercise price (if applicable), and treatment in connection with the transactions contemplated by this Agreement. Except for the Company’s or the Company Subsidiaries’ ownership interests in the Subsidiaries listed in Section 4.05(a) of the Company Disclosure Schedules and, in the case of CareMax, except for the CareMax Pre-Closing Reorganization, as of the date of this Agreement, neither the Company nor any of its Subsidiaries owns any Equity Interests in any other Person or has any Derivative Rights, under which a Person is or may become obligated to issue or sell, or give any right to subscribe for or acquire, or in any way dispose of, Equity Interests, or Derivative Rights, of such Person.
(b)   All of the issued and outstanding Equity Interests of the Company and its Subsidiaries (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) were issued in compliance with applicable securities Law and (iii) were not issued in breach or violation of any preemptive rights or Contract. Except in the case of CareMax in respect of the CareMax Pre-Closing Reorganization, there are (A) no Derivative Rights of the Company or its Subsidiaries, or any other Contracts to which the Company or its Subsidiaries are a party or by which the Company or its Subsidiaries are bound obligating the Company or its Subsidiaries to issue or sell any shares of Equity

Interests of, or securities in or debt securities of, the Company or its Subsidiaries and (B) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in the Company or any of its Subsidiaries. As of the date hereof, there are no outstanding contractual obligations of the Company or its Subsidiaries to repurchase, redeem or otherwise acquire any securities or Equity Interests of the Company or its Subsidiaries. There are no outstanding bonds, debentures, notes or other indebtedness of the Company or its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which any of their equityholders may vote. Except as set forth in Section 4.05(b) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries is party to any equityholders agreement, voting agreement or registration rights agreement relating to its Equity Interests.
(c)   As of the date hereof, the Company is the direct or indirect owner of, and has good direct or indirect title to, all the issued and outstanding Equity Interests of its Subsidiaries, free and clear of any Encumbrances (other than potential restrictions on transfer arising under applicable securities Laws and the Organizational Documents). There are no options or warrants convertible into or exchangeable or exercisable for the Equity Interests or other securities of the Company Subsidiaries.
Section 4.06   Financial Statements.
(a)   Section 4.06(a) of the Company Disclosure Schedules contains true and complete copies of (i) the audited consolidated balance sheet of (A) in the case of the CareMax Group and CareMax, CareMax and its respective Company Subsidiaries (excluding the CareMax Contributed Entities) and MHP, and (B) in the case of IMC and IMC Parent, IMC and its respective Company Subsidiaries, each as of December 31, 2018 and 2019, and the related audited consolidated statements of income, members’ equity and cash flows for the years ended December 31, 2018 and 2019 (the “Annual Financial Statements”) and (ii) the unaudited internally prepared financial statements of (A) in the case of the CareMax Group and CareMax, CareMax and its respective Company Subsidiaries and CareMax Contributed Entities (excluding the CareMax Contributed Entities) and MHP as of September 30, 2020; and (iii) the unaudited internally prepared financial statements of Care Optimize, LLC as of June 30, 2020, and (B) in the case of IMC and IMC Parent, IMC and its respective Company Subsidiaries, as of September 30, 2020 (the “Unaudited Financial Statements” and, together with the Annual Financial Statements, the “Financial Statements”).
(b)   The Financial Statements present fairly, in all material respects, the consolidated financial position, results of operations, income (loss), changes in equity and cash flows of the Company and the Company Subsidiaries as of the dates and for the periods indicated in such Financial Statements in conformity with GAAP (except, in the case of the Unaudited Financial Statements, for the absence of footnotes and other presentation items and normal year-end adjustments) and were derived from, and accurately reflect in all material respects, the books and records of the Company and the Company Subsidiaries. Other than the Annual Financial Statements, there are no audited financial statements (including any audited consolidated balance sheets, income (loss) statements, statements of comprehensive income (loss), changes in equity and cash flows) for the Company or any Company Subsidiary with respect to calendar years 2018 and 2019. IMC is a holding company with no material business, operations or liabilities. CareMax is a holding company with no material business, operations or liabilities.
(c)   The books of account and other financial records of the Company Group have been kept accurately in all material respects in the ordinary course operation of the Business, the transactions entered therein represent bona fide transactions, and the revenues, expenses, assets and liabilities of the Company Group have been properly recorded therein in all material respects. The Company has established and maintains a system of internal accounting controls which is intended to provide, in all material respects, reasonable assurance: (i) that transactions, receipts and expenditures of the Company Group are being executed and made only in accordance with appropriate authorizations of management of the Company, (ii) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company Group, and (iv) that accounts, notes and other receivables and inventory are recorded accurately.

(d)   In the past three (3) years, none of the Company’s independent auditors have identified or made the Company Group aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company Group which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information with respect to the Business, or (ii) any fraud, whether or not material, that involves the Company Group’s management or other employees who have a significant role in the preparation of financial statements or the internal accounting controls utilized by the Company Group.
Section 4.07   Undisclosed Liabilities.    There is no material liability, debt or obligation of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability) against the Company or the Company Subsidiaries, except for liabilities and obligations (a) expressly reflected or reserved for on the Financial Statements or disclosed in the notes thereto, (b) that have arisen since the date of the most recent balance sheet included in the Unaudited Financial Statements in the ordinary course of the operation of business of the Company and its Subsidiaries, (c) disclosed in Section 4.07 of the Company Disclosure Schedules, (d) arising under this Agreement and/or the performance by the Company of its obligations hereunder, or (e) arising under any Contract to which a Company is a party (other than as a result of breach of contract).
Section 4.08   Litigation and Proceedings.   Except as disclosed in Section 4.08 of the Company Disclosure Schedules, there are no, and in the preceding three (3) year period there have not been any, Actions pending or, to the knowledge of the Company, threatened (in writing), in each case exceeding $200,000, (a) against the Company or the Company’s Subsidiaries or any of their equity holders, limited liability company managers or equivalent governing authority or officers, in each case, in their respective capacities as such, (b) with respect to or affecting any member of the Company Group’s operations, business or financial condition or (c) related to the consummation of the transactions contemplated hereby. Except as disclosed in Section 4.08 of the Company Disclosure Schedules, the Company Group has not initiated (or threatened to initiate) against any other Person any litigation, proceeding (at law or in equity) or governmental, quasi-governmental or other investigation. There is no unsatisfied judgment or any open injunction binding upon the Company or the Company Subsidiaries.
Section 4.09   Healthcare Compliance.
(a)   The Company Group is operating and since the Lookback Date has operated in material compliance with all applicable Health Care Laws. None of the members of the Company Group and their respective Affiliates, officers, managers, senior executives, and Health Care Professionals is in violation of or, to the knowledge of the Company, is being investigated by a Governmental Authority for a material violation of any Health Care Laws by which such Person is bound or to which any business activity or professional services performed by such Person for the Company Group (including services provided to other Persons but arranged by the Company Group) is subject. Except as set forth in Section 4.09(a) of the Company Disclosure Schedules, no member of the Company Group has received since the Lookback Date any written notice, including notification of any pending or threatened claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Authority of non-compliance by, or liability of, any member of the Company Group or Health Care Professional under any Health Care Law.
(b)   Section 4.09(b) of the Company Disclosure Schedules lists all National Provider Identifiers and provider numbers for each member of the Company Group that participates in any Federal Health Care Program. Each member of the Company Group that participates in any Federal Health Care Program is qualified to participate in such Federal Health Care Program and is duly enrolled and certified in such Federal Health Care Program at every location at which such Person has operations. Each member of the Company Group is operating and since the Lookback Date has operated in material compliance with all Federal Health Care Program rules and regulations and all provisions of each Federal Health Care Program Contract to which it is party and by which it is bound. No member of the Company Group is party to an individual or corporate integrity agreement with the Office of Inspector General of the United States Department of Health and Human Services or otherwise has any continuing reporting obligations pursuant to any deferred prosecution, settlement or other agreement with any Governmental Authority. No member of the Company Group has made any self-disclosure to any Governmental Authority for any violation of Health Care Laws. There is no litigation or proceeding (at law or in equity) pending or, to the knowledge of the Company, threatened (in writing), and there is no inquiry or investigation pending or, to the knowledge of the Company, threatened with respect to the termination or suspension of the participation by any member of the Company Group in any Federal Health Care Program because of alleged violations of or material non-compliance with applicable Federal Health Care Program regulations or other participation requirements.
(c)   No member of the Company Group or Health Care Professional is or ever has been, while being employed by or contracted with the Company Group, (i) debarred, excluded or suspended from participating in any Federal Health Care Program, (ii) subject to a civil monetary penalty assessed under Section 1128A of the Social Security Act or (iii) listed on the General Services Administration published list of parties excluded from federal procurement programs and non-procurement programs, the “list of Excluded Individuals/Entities” on the website of the United States Health and Human Services Office of Inspector General, or similar state equivalent exclusion lists and databases.
(d)   None of the Company’s or its Subsidiaries’ current limited liability company managers, employees, or independent contractors is or ever has been, while being employed by or contracted or otherwise affiliated with the Company or any Subsidiary, (i) debarred, excluded or suspended from participating in any Federal Health Care Program, (ii) subject to a civil monetary penalty assessed under Section 1128A of the Social Security Act, indicted or convicted of a felony, or pled nolo contendere or to sufficient facts, in connection with any allegation of violation of any Federal Health Care Program requirement or Health Care Law, (iii) listed on the General Services Administrative published list of parties excluded from federal procurement programs and non-procurement programs the “list of Excluded Individuals/Entities” on the website of the United States Health and Human Services Office of Inspector General, or similar state equivalent exclusion lists and databases, (iv) designated a Specially Designated National or Blocked Person by the Office of Foreign Asset Control of the U.S. Department of Treasury or (v) convicted of a criminal offense and that falls within the scope of 42 U.S.C. §1320a-7(a).
(e)   The Company and its Subsidiaries have, as applicable, since the Lookback Date, timely filed all material regulatory reports, schedules, statements, documents, filings, submissions, forms, registrations and other documents, together with any amendments required to be made with respect thereto, that each was required to file with any Governmental Authority, including state health and insurance regulatory authorities and any applicable federal regulatory authorities. All such regulatory filings complied in all material respects with applicable Health Care Laws.
(f)   Except as set forth in Section 4.09(f) of the Company Disclosure Schedules, each member of the Company Group has, as applicable, since the Lookback Date: (i) timely filed all material reports and billings required to be filed with respect to each Customer or Third-Party Payor, all of which were prepared in material compliance with all applicable Laws governing reimbursement and claims and the binding payment policies of the applicable Customer or Third-Party Payor to which such Person is bound, (ii) paid all known and undisputed refunds, overpayments, discounts and adjustments required to be paid, and there is no pending or, to the knowledge of the Company, threatened material appeal, adjustment, challenge, adverse inquiry, audit (including written notice of an intent to audit), or litigation by any Customer or Third-Party Payor with respect to such member of the Company Group’s billing practices and reimbursement claims (other than routine audits in the ordinary course of business) and (iii) never been audited (or received notice that it is subject to an audit) or otherwise examined Customer or Third-Party Payor other than in the ordinary course of business. All billings for medical services submitted by the members of the Company Group since January 1, 2016 were for medically necessary items or goods actually sold and services actually performed by the applicable member of the Company Group to eligible patients in material compliance with the applicable requirements of the Third-Party Payor to which such Person was bound, and the members of the Company Group had reasonably sufficient documentation to support such billings. The members of the Company Group have implemented billing practices that are in compliance in all material respects with all applicable Health Care Laws and Third-Party Payor written policies and binding rules governing reimbursement and claims. None of the members of the Company Group has any rate appeal currently pending before any Third-Party Payor.

(g)   The members of the Company Group and, to the knowledge of the Company, the members of the Company Group’s limited liability company managers, officers, personnel (whether employed or engaged as independent contractors), Health Care Professionals and authorized representatives are operating and since the Lookback Date have operated in compliance, in all material respects, with the federal health care program anti-kickback statute (42 U.S.C. § 1320a-7b, et seq.), and any similar state law, the federal physician self-referral law (commonly known as the Stark Law) (42 U.S.C. § 1395nn, et seq., and its implementing regulations, 42 C.F.R. Subpart J), any patient brokering laws, and all other applicable Laws with respect to direct and indirect compensation arrangements, ownership interests or other relationships between such Person and any past, present or potential patient, physician, supplier, contractor, Customer, Third-Party Payor or other Person in a position to refer, recommend or arrange for the referral of patients or other health care business (a “Referral Source”) or to whom such Person refers, recommends or arranges for the referral of patients or other health care business (a “Referral Recipient”). Except as set forth in Section 4.09(g) of the Company Disclosure Schedules, none of the members of the Company Group’s independent contractors currently provides or since the Lookback Date has provided, directly or indirectly, sales representative or marketing services to the Company Group, and none of the Company Group’s independent contractors receive commission, percentage of revenue or profit or other success-based fees from a member of the Company Group in exchange for referring, arranging, or recommending, the referral of, health care items or services performed by any of the members of the Company Group.
(h)   The members of the Company Group, as applicable, have and since the Lookback Date, have had privacy and security policies, procedures and safeguards adopted and implemented that materially comply with then-applicable HIPAA requirements (collectively, “HIPAA Policies and Procedures”) and the members of the Company Group have, as applicable operated in accordance with such HIPAA Policies and Procedures in all material respects. The members of the Company Group, as applicable have performed a security risk analysis that meets the standards set forth at 45 C.F.R. § 164.308(a)(1)(ii)(A) (the “Security Risk Analysis”), and the applicable members of the Company Group have addressed and remediated all material threats and deficiencies identified in each Security Risk Analysis. The members of the Company Group have made available to DFHT complete and accurate copies of all HIPAA Policies and Procedures. Each member of the Company Group, as applicable has a written and signed business associate agreement that meets the requirements of 45 C.F.R. § 164.504(e)(2) with each Person who is a “business associate” (as defined in 45 C.F.R. § 160.103) of such company. No member of the Company Group has received written notice of, and there is no litigation, proceeding (at law or in equity) or, audit, inquiry or investigation pending or, to the knowledge of the Company, threatened with respect to, any alleged “breach” as defined in 45 C.F.R. § 164.402 (a “Breach”), any other violation of HIPAA by any member of the Company Group or its “workforce” (as defined under HIPAA), or any compliance audit or review related to HIPAA by a Governmental Authority. No material Breach or other material violation of HIPAA by any member of the Company Group or its “workforce” or successful “security incident” (as defined in 45 C.F.R. § 164.304) has occurred with respect to “protected health information” (as defined in 45 C.F.R. § 160.103) in the possession or under the control of the members of the Company Group since the Lookback Date. Each member of the Company Group has implemented training with respect to HIPAA, including security awareness training, for its workforce who has access to protected health information (as defined under HIPAA).
(i)   With respect to the generation, transportation, treatment, storage, disposal and other handling of Medical Waste, the members of the Company Group are operating and since the Lookback Date have operated in material compliance with, as applicable, the Medical Waste Tracking Act of 1988, 42 U.S.C. § 6992, et seq., the United States Public Vessel Medical Waste Anti-Dumping Act of 1988, 33 U.S.C. § 2501, et seq., the Marine Protection, Research and Sanctuaries Act of 1972, 33 U.S.C. § 1401 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651, et seq., the United States Department of Health and Human Services, National Institute for Occupational Self-Safety and Health Infectious Waste Disposal Guidelines, Publication No. 88-119, et seq., and all other applicable Laws regulating Medical Waste or imposing requirements relating to Medical Waste.
(j)   The members of the Company Group have, and since the Lookback Date have maintained, a compliance program having the elements of an effective corporate compliance and ethics program identified in U.S.S.G. § 8B2.1 in all material respects. The members of the Company Group have made available to DFHT complete and accurate copies of all compliance program policies and procedures.
(k)   Section 4.09(k) of the Company Disclosure Schedules lists the Company Group’s ten (10) largest Third-Party Payors in the aggregate (in terms of the companies’ gross billings) during the twelve (12)-month period ended December 31, 2019 and nine (9)-month period ended September 30, 2020 (the “Significant Third-Party Payors”), all Referral Sources that referred, recommended or arranged for the referral of patients or other health care business that represented more than two percent (2%) such member of the Company Group’s gross billings during the twelve (12)-month period ended December 31, 2019 and nine (9)-month period ended September 30, 2020 (the “Significant Referral Sources”) and its ten (10) largest suppliers in the aggregate (in terms of items, goods and services purchased) during the twelve (12)-month period ended December 31, 2019 and nine (9)-month period ended September 30, 2020 (the “Significant Suppliers”). No Significant Third-Party Payor, Significant Referral Source or Significant Supplier has indicated orally or in writing that it intends to terminate, limit, materially change or negatively alter its business relationship with the members of the Company Group or their businesses. To the knowledge of the Company, there is no basis for any Significant Third-Party Payor, Significant Referral Source or Significant Supplier to terminate, limit, materially change or negatively alter its business relationship with members of the Company Group or their businesses.
Section 4.10   Compliance with Laws.
(a)   The Company and the Company Subsidiaries are, and since the Lookback Date have been, in compliance in all material respects with all applicable Laws. Neither the Company nor its Subsidiaries have received any written notice from any Governmental Authority of a material violation of any applicable Law by the Company or the Company Subsidiaries at any time since the Lookback Date.
(b)   Since December 31, 2017, (i) there has been no action taken by the Company, its Subsidiaries, or, to the knowledge of the Company, any officer, director, equityholder, manager, employee, agent, representative or sales intermediary of the Company or the Company Subsidiaries, in each case, acting on behalf of the Company or the Company Subsidiaries, in violation of any applicable Anti-Corruption Laws, (ii) neither the Company nor its Subsidiaries has been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a Governmental Authority for violation of any applicable Anti-Corruption Laws, (iii) neither the Company nor its Subsidiaries has conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any Governmental Authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iv) neither the Company nor its Subsidiaries has received any written notice or citation from a Governmental Authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws.
(c)   Section 4.10(c) of the Company Disclosure Schedules sets forth a true, correct and complete list of any Governmental PPP Program from which any Company has received, or expects to receive on or after the Closing Date (based on any application submitted prior to the Closing Date), any proceeds. All statements and information provided by or on behalf of any Company, any officer of a Company or any Seller (solely on behalf of, or in such Seller’s capacity as a direct or indirect equityholder of any Company), in connection with any application (including any application for forgiveness) under any Governmental PPP Program, was made in good faith and was true, correct and complete in all material respects, and, to the knowledge of the Companies, otherwise not in violation of the requirements of any applicable Governmental Authority or under an applicable Governmental PPP Program. To the knowledge of the Companies, any proceeds received by any Company from any Governmental PPP Program has been allocated, used, spent, paid, reserved, or otherwise disbursed or, as applicable, reimbursed, repaid or otherwise refunded, in each case, in accordance with the requirements of any applicable Governmental Authority (including, for the avoidance of any doubt, any procedures set forth in any FAQs or other guidance released by such applicable Governmental Authority, on or prior to the date of such allocation, use, spending, payment, reservation, or disbursement) or under any applicable Governmental PPP Program in respect of such proceeds.

Section 4.11   Intellectual Property.
(a)   Section 4.11(a) of the Company Disclosure Schedules sets forth, as of the date hereof, a true and complete list, including owner, jurisdiction, and registration and application numbers, of (i) all issued patents, all registered copyrights, all registered trademarks, all domain name registrations and all pending registration applications for any of the foregoing, in each case, that are owned by the Company or one of its Subsidiaries (the “Registered Intellectual Property”), all of which are valid, subsisting, and enforceable, and (ii) all material unregistered trademarks and material unregistered Software, in each case, that are owned by the Company or one of its Subsidiaries. All Registered Intellectual Property has been maintained effective by the filing of all necessary filings, maintenance and renewals and timely payment of requisite fees. Except as set forth in Section 4.11(a) of the Company Disclosure Schedules, no loss or expiration of any material Owned Intellectual Property is threatened or pending, except for patents expiring at the end of their statutory terms (and not as a result of any act or omission by the Company or any of its Subsidiaries, including failure thereby to pay any required maintenance fees).
(b)   (i) Except as set forth in Section 4.11(b)(i) of the Company Disclosure Schedules, as of the date hereof, no Actions are pending or, to the Company’s knowledge, threatened (including unsolicited offers to license patents) against the Company or any of its Subsidiaries by any third party and no written claims have been received either (A) claiming infringement, misappropriation or other violation of Intellectual Property rights owned by such third party; or (B) challenging the ownership, use, patentability, validity, or enforceability of any Owned Intellectual Property. (ii) Except as set forth in Section 4.11(b)(ii) of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries is a party to any pending Action claiming infringement, misappropriation or other violation by any third party of any Owned Intellectual Property. (iii) Except as set forth in Section 4.11(b)(ii) of the Company Disclosure Schedules, since the Lookback Date, neither the Company nor its Subsidiaries, nor the conduct of their businesses has infringed, misappropriated or otherwise violated the Intellectual Property rights of any third party. To the knowledge of the Company, no third party is infringing, misappropriating or otherwise violating any Owned Intellectual Property.
(c)   Except as set forth in Section 4.11(c) of the Company Disclosure Schedules, the Company or one of its Subsidiaries is the sole and exclusive owner of all right, title, and interest in and to all Registered Intellectual Property and all other Owned Intellectual Property, in each case, free and clear of all Encumbrances, other than Permitted Encumbrances, and either own(s), has a valid license to use, or otherwise has the lawful right to use, all of the Company Intellectual Property, IT Systems, and Company Software and no such ownership, license, or right to use will be adversely impacted by (nor will require the payment or grant of additional amounts or consideration as a result of) the execution, delivery, or performance of this Agreement or the consummation of the transactions contemplated hereby. Immediately subsequent to the Closing, the Company Intellectual Property shall be owned or available for use by the Company and the Company Subsidiaries on terms and conditions identical to those under which they own or use the Company Intellectual Property immediately prior to the Closing, without payment of additional fees. Without limiting any of the foregoing, the Caremax Group solely and exclusively owns and possesses all right, title, and interest in and to all of the Owned Company Software, free and clear of all Encumbrances, orders, and restrictions.
(d)   The Company and its Subsidiaries have undertaken commercially reasonable efforts to maintain and protect all Owned Intellectual Property and to protect the confidentiality of any trade secrets included in the Owned Intellectual Property that are material to their businesses. No such trade secrets or confidential information of any Person to whom the Company or any of the Subsidiaries owes a duty of confidentiality have been, to the knowledge of the Company, disclosed thereby to any Person other than pursuant to a written agreement sufficiently restricting the disclosure and use thereof by such Person.
(e)   No current or former director, officer, employee or other Representative of the Company or any of its Subsidiaries has any right, title, or ownership interest in or to any of the Owned Intellectual Property. The Company has implemented policies whereby employees and contractors of the Company who create or develop any material Intellectual Property in the course of their employment or provision of services for the Company or any of its Subsidiaries are required to assign to the Company all of such employee’s or contractor’s rights therein, and all such employees and contractors have executed valid written agreements pursuant to which such Persons have assigned to the Company or its applicable Subsidiaries all of such employee’s or contractor’s rights in and to such Intellectual Property that did not vest automatically in the Company or its Subsidiary by operation of Law (and, in the case of contractors, to the extent such Intellectual Property was intended by the Company to be proprietary to the Company or its Subsidiary). Without limiting any of the foregoing, the only Persons who contributed to the creation, authorship, or development of the Owned Company Software of the Caremax Group are (x) employees of the Caremax Group located in the U.S. who created, authored, or developed such contributions within the scope of their employment by the Caremax Group; and (y) employees of Arteaga Consulting Services pursuant to that certain Consulting Agreement dated as of December 28, 2015 (as amended), a true, correct, and complete copy of which has been made available to DFHT.
(f)   Except as set forth in Section 4.11(f) of the Company Disclosure Schedules, or otherwise as would not materially adversely affect the Owned Intellectual Property or the businesses of the Company or the Company Subsidiaries, no funding and no personnel, facilities or other resources of any Governmental Authority, university, college, other similar institution, or research center were used in the development of any Owned Intellectual Property nor does any such Person have any rights, title or interest in or to any Company Intellectual Property. Neither the Company nor any of its Subsidiaries is a member of or party to any patent pool, industry standards body, trade association or other organization pursuant to which the Company or any of its Subsidiaries is obligated to grant any license, rights, or immunity in or to any Company Intellectual Property to any Person.
(g)   The Owned Intellectual Property of the IMC Company Group does not include any proprietary Software or other Software developed by or for IMC.
(h)   The Company and each of its Subsidiaries is, in all material respects, in compliance with the terms and conditions of all licenses for “free software,” “open source software” or under a similar licensing or distribution term (including the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Affero General Public License (AGPL), Mozilla Public License (MPL), BSD licenses, the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), the Sun Industry Standards License (SISL) and the Apache License) (“Open Source Materials”) used by CareMax or any of its Subsidiaries in any way.
(i)   Neither CareMax nor any of its Subsidiaries has (i) incorporated Open Source Materials into, or combined Open Source Materials with, any material Owned Intellectual Property including Owned Company Software, (ii) distributed Open Source Materials in conjunction or connection with any Owned Intellectual Property including Owned Company Software or (iii) used Open Source Materials in or in connection with any Owned Intellectual Property including Owned Company Software (including, in each case, any Open Source Materials that require, as a condition of use, modification and/or distribution of such Open Source Materials that other Software incorporated into, derived from or distributed with such Open Source Materials be (A) disclosed or distributed in source code form, (B) licensed for the purpose of making derivative works or (C) redistributable at no charge), in each case of the foregoing clauses (i), (ii) and (iii), in such a way that grants or otherwise requires CareMax or any of its Subsidiaries to license, grant rights or otherwise provide or disclose to any third party any material Owned Intellectual Property, including the source code for any Owned Company Software or otherwise imposes any limitation, restriction or condition on the right or ability of CareMax or any of its Subsidiaries to use, distribute or enforce any Owned Intellectual Property in any manner (collectively, “Copyleft Terms”). No third Person has been granted any current or contingent right, license, access, or interest in or to the source code of any Owned Company Software. No source code for any Owned Company Software has been disclosed to, is in the possession of, or has been placed in escrow with any Person (other than disclosures of discrete portions of the source code to employees and contractors of CareMax or any of its Subsidiaries who have entered into reasonably protective confidentiality agreements).
(j)   Except as set forth on Section 4.11(j) of the Company Disclosure Schedules, in the three (3) year period preceding the date hereof (i) there have been no unauthorized intrusions or breaches of the security of the IT Systems currently used to provide material products to customers in the conduct of their business as it is currently conducted and (ii) the Company and the Company Subsidiaries have implemented commercially reasonable security, including disaster recovery plans and procedures, for the IT Systems and the data thereon.
(k)   The Company and its Subsidiaries are, at all times have been in compliance in all material respects with applicable privacy, data security and data protection Laws, applicable internal and external Company or Subsidiary policies, and Contracts in all relevant jurisdictions. The Company and its Subsidiaries have implemented, and required that its third party vendors to implement, adequate policies and commercially reasonable security measures consistent with and where required by applicable Laws regarding (i) the Processing, confidentiality, integrity and availability of Personal Data and business proprietary or sensitive information in its possession, custody or control, and (ii) the integrity and availability of the IT Systems. Neither the Company nor any of its Subsidiaries has experienced any information security incident that has materially compromised the integrity or availability of the IT Systems that the Company or any Subsidiary owns, operates, or outsources, and there has been no material loss, damage, or unauthorized access, disclosure, use, or breach of security of any information in any Company or Subsidiary’s possession, custody, or control. Since the Lookback Date, (i) neither the Company nor any Subsidiary has received any written notice of any Actions or alleged violations of Laws or Contract with respect to Personal Data or information security-related incidents and (ii) neither the Company nor any Subsidiary has notified in writing or been required by applicable Laws or Contract to notify in writing, any Person of any Personal Data or information security-related incident.
Section 4.12   Material Contracts; No Defaults.
(a)   Section 4.12(a) of the Company Disclosure Schedules contains a listing of all Contracts described in clauses (i) through (xix) below (collectively, such Contracts that are listed or should be listed in Section 4.12(a) of the Company Disclosure Schedules, “Material Contracts”) to which, as of the date of this Agreement, any member of the Company Group is a party or by which any member of the Company Group’s respective assets are bound.
(i)   each collective bargaining agreement;
(ii)   any Contract pursuant to which any member of the Company Group grants (or is granted) a license, immunity, or other rights in or to any Owned Intellectual Property (or Intellectual Property or IT Systems of a third Person) that is material to the businesses of the Company and its Subsidiaries, provided, however, that none of the following are required to be set forth on Section 4.12(a)(ii) of the Company Disclosure Schedules (but shall constitute Material Contracts for purposes of Section 4.11(b) if they otherwise qualify): (A) click-wrap or shrink-wrap software licenses or other software licenses for uncustomized software that is commercially available on reasonable terms to the public generally, in each case, with license, maintenance, support and other fees less than $10,000 per year; or (B) non-exclusive licenses of Owned Company Software granted to customers in the ordinary course of business consistent with past practice;
(iii)   any Contract to which a member of the Company Group is a party or by which any member of the Company Group’s assets are bound that restricts in any material respect or contains any material limitations on the ability of any member of the Company Group to compete in any line of business or in any geographic territory or that contains any “take or pay” or minimum requirements;
(iv)   any Contract under which any member of the Company Group has (A) created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) Indebtedness, (B) granted an Encumbrance (other than Permitted Encumbrances) on its assets, whether tangible or intangible, to secure any Indebtedness or (C) extended credit to any Person (other than (1) intercompany loans and advances and (2) customer payment terms in the ordinary course of business);
(v)   any principal transaction Contract entered into in connection with a completed acquisition or disposition any member of the Company Group since December 31, 2017 involving consideration in excess of $200,000 of any Person or other business organization, division or business of any Person (including through merger or consolidation or the purchase of a controlling Equity Interest in or substantially all of the assets of such Person or by any other manner);
(vi)   any Contract with outstanding obligations for the sale or purchase of personal property, fixed assets or real estate having a value individually, with respect to all sales or purchases thereunder, in excess of $200,000 or, together with all related Contracts, in excess of $500,000, in each case, other than sales or purchases in the ordinary course of business consistent with past practices;
(vii)   any Contract between any member of the Company Group, on the one hand, and any of the Company Group’s shareholders, members or partners, on the other hand, that will not be terminated at or prior to Closing (other than Contracts related to employment or engagement of such shareholder, member, or partner);
(viii)   any Contract establishing any joint venture, partnership, strategic alliance or other collaboration that is material to the business of the Company Group taken as a whole;
(ix)   each Contract (except for any Contract with a Third-Party Payor) with consideration paid or payable to any member of the Company Group of more than $50,000, in the aggregate, over the twelve (12)-month period ending December 31, 2019;
(x)   all Contracts with a Third-Party Payor from which the Company has received reimbursement in excess of $500,000 over the twelve (12)-month period ending December 31, 2019;
(xi)   any Contract with physicians, Contract for sales representative and marketing services and Contracts with Referral Recipients and Referral Sources;
(xii)   any Contract providing for any Change of Control Payment;
(xiii)   any corporate integrity agreements, settlement and other similar agreements with Governmental Authorities;
(xiv)   any Contract pursuant to which any Person provides management services to any member of the Company Group or pursuant to which any member of the Company Group provides management services to any other Person;
(xv)   any settlement, conciliation or similar Contract (A) the performance of which would be reasonably likely to involve any payments after the date of this Agreement that exceed $100,000, or (B) that imposes or is reasonably likely to impose, at any time in the future, any material, non-monetary obligations on any member of the Company Group (or DFHT or any of their Affiliates after the Closing);
(xvi)   any Contracts with Governmental Authorities;
(xvii)   any Contract required to be disclosed on Section 4.21 of the Company Disclosure Schedules;
(xviii)   the Restructuring Agreements; and
(xix)   each Contract and agreement with payors or suppliers to any member of the Company Group for expenditures paid or payable by any member of the Company Group of more than $200,000, in the aggregate, over the twelve (12)-month period ending December 31, 2019.
(b)   Except for any Contract that has terminated or will terminate upon the expiration of the stated term thereof prior to the Closing Date, with respect to any Material Contract, (i) such Contracts are in full force and effect and represent the legal, valid and binding obligations of the member of the Company Group party thereto and, to the knowledge of the Company, represent the legal, valid and binding obligations of the other parties thereto, and, to the knowledge of the Company, are enforceable by the member of the Company Group to the extent a party thereto in accordance with their terms, subject in all respects to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law), (ii) no member of the Company Group or, to the knowledge of the Company, any other party thereto is in material breach of or material default (or would be in material breach, violation or default but for the existence of a cure period) under any such Contract, (iii) since December 31, 2018, no member of the Company Group has received any written or, to the knowledge of the Company, oral claim or notice of material breach of or material default under any such Contract, (iv) to the knowledge of the Company, no event has occurred which, individually or together with other events, would reasonably be expected to result in a material breach of or a material default under any such Contract by the Company or the Company Subsidiaries or, to the knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time or both) and (v) since December 31, 2018 through the date hereof, no member of the Company Group received written notice from any other party to any such Contract that such party intends to terminate or not renew any such Contract. The Company has made available to DFHT true and complete copies, as amended and currently in effect, of all Material Contracts.
(c)   None of the members of the Company Group has amended any Material Contract in response to COVID-19.
Section 4.13   Company Benefit Plans.
(a)   Section 4.13(a) of the Company Disclosure Schedules sets forth an accurate and complete list of each material Company Benefit Plan. “Company Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), and any other plan, policy, program, practice, agreement, Contract or other arrangement, whether or not in writing and whether or not funded, providing compensation or benefits to any current or former director, officer, employee, independent contractor or other service provider, in each case, that is maintained, sponsored or contributed to, or required to be maintained or contributed to, or with respect to which any potential liability is borne or could reasonably be expected to be borne, by a member of the Company Group or any of such member’s respective ERISA Affiliates, including, all pension, retirement, supplemental retirement, profit sharing, employment, consulting, change in control, severance, termination, retention, incentive, bonus, deferred compensation, vacation, sick, holiday, cafeteria, insurance, medical, disability, welfare, fringe or other benefits or remuneration of any kind, equity purchase, stock option, stock appreciation, phantom equity, restricted stock or other stock- or other equity-based compensation plans, policies, programs, practices, agreements, Contracts or other arrangements.
(b)   With respect to each Company Benefit Plan, the Company has delivered or made available to DFHT true, correct and complete copies of, if applicable, (i) all documents embodying such Company Benefit Plan, including all amendments thereto and all related trust documents, insurance Contracts or other funding vehicles, (ii) written descriptions of any Company Benefit Plans that are not set forth in a written document, (iii) the most recent summary plan description together with a summary of material modifications thereto, (iv) the two (2) most recent annual reports on Form 5500 or 990 series (and all schedules and financial statements attached thereto) filed with the Internal Revenue Service, (v) the most recent actuarial valuations, (vi) the most recent determination or opinion letter issued by the Internal Revenue Service (or applicable comparable Governmental Authority) and (vii) all material correspondence to or from the Internal Revenue Service, the United States Department of Labor, the Pension Benefit Guaranty Corporation or any other Governmental Authority received in the last three (3) years with respect to any Company Benefit Plan.
(c)   Each Company Benefit Plan has been established, operated and administered in all material respects in compliance with its terms and all applicable Laws, including, ERISA and the Code, and all contributions required to be made under the terms of any Company Benefit Plan as of the date this representation is made have been timely made or, if not yet due, have been properly reflected in the Company’s financial statements. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other Person has made any binding commitment to materially modify, change or terminate any Company Benefit Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

(d)   No Company Benefit Plan is maintained outside the jurisdiction of the United States or covers any independent contractor or other individual service providers of the Company or any of its Subsidiaries who reside or work outside of the United States.
(e)   Each Company Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code (i) has received a favorable determination or opinion letter as to its qualification or is entitled to rely upon a favorable opinion issued by the Internal Revenue Service or (ii) has been established under a standardized master and prototype or volume submitter plan for which a current favorable Internal Revenue Service advisory letter or opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer. To the knowledge of the Company, no event has occurred that would reasonably be expected to result in the loss of the tax-qualified status of such plans.
(f)   Neither the Company nor any Company Subsidiary or ERISA Affiliates sponsored, maintained, contributed to or was required to contribute to, or has or had any liability in respect of, at any point since the Lookback Date, a multiemployer pension plan (as defined in Section 3(37) of ERISA) (a “Multiemployer Plan”) or other pension plan, in each case, that is subject to Title IV of ERISA. No circumstance or condition exists that would reasonably be expected to result in an actual obligation of the Company or any Company Subsidiary to pay money to any Multiemployer Plan or other pension plan that is subject to Title IV of ERISA and that is maintained by an ERISA Affiliate of the Company. For purposes of this Agreement, “ERISA Affiliate” means any entity (whether or not incorporated) other than the Company or a Company Subsidiary that, together with the Company, is considered under common control and treated as one employer under Section 414(b), (c), (m) or (o) of the Code. No Company Benefit Plan is (i) a “multiple employer plan” (within the meaning of the Code or ERISA), (ii) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA) or (iii) a “funded welfare plan” within the meaning of Section 419 of the Code.
(g)   Neither the Company, any Company Benefit Plan nor, to the knowledge of the Company, any trustee, administrator or other third-party fiduciary and/or party-in-interest thereof, has engaged in any breach of fiduciary responsibility or any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) to which Section 406 of ERISA or Section 4975 of the Code applies and which could subject the Company or any ERISA Affiliate to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code, which, assuming the taxable period of such transaction expired as of the date hereof, could reasonably be expected to result in any material liability to the Company or any of its Subsidiaries.
(h)   With respect to the Company Benefit Plans, no administrative investigation, audit or other administrative proceeding by the Department of Labor, the Internal Revenue Service or other Governmental Authorities is pending or, to the knowledge of the Company, threatened, that, in each case, could reasonably be expected to result in any material lability to the Company or any of its Subsidiaries.
(i)   Except as required by applicable Law, no Company Benefit Plan provides retiree or post-employment medical, disability, life insurance or other welfare benefits to any Person, and none of the Company or Company Subsidiaries has any obligation to provide such benefits.
(j)   Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated by this Agreement (either alone or in combination with another event) will (i) entitle any employee, director, officer or independent contractor of the Company or any Company Subsidiaries to severance pay or any material increase in severance pay, (ii) accelerate the time of payment or vesting, or materially increase the amount of compensation due to any such employee, director, officer or independent contractor, (iii) directly or indirectly cause the Company to transfer or set aside any assets to fund any material benefits under any Company Benefit Plan, (iv) otherwise give rise to any material liability under any Company Benefit Plan, (v) limit or restrict the right to merge, materially amend, terminate or transfer the assets of any Company Benefit Plan on or following the Closing, (vi) require a “gross-up,” indemnification for, or payment to any individual for any taxes imposed under Section 409A or Section 4999 of the Code or any other tax or (vii) result in the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code.
Section 4.14   Labor Matters.
(a)   (i) Neither the Company nor the Company Subsidiaries is a party to, negotiating, required to negotiate, or bound by any collective bargaining agreement, or any other labor-related agreements or arrangements with any labor union, labor organization or works council, (ii) no labor union or organization, works council or group of employees of the Company or the Company Subsidiaries has made a pending written demand for recognition or certification and (iii) there are no representation or certification proceedings or petitions seeking a representation proceeding pending or, to the knowledge of the Company, threatened in writing to be brought or filed with the National Labor Relations Board or any other applicable labor relations authority.
(b)   The Company and each of the Company Subsidiaries (i) is, and since December 1, 2017 has been, in material compliance with all applicable Laws regarding employment and employment practices, including all Laws respecting terms and conditions of employment, health and safety, employee classification, non-discrimination, wages and hours, immigration, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, harassment, workers’ compensation, data privacy, labor relations, pay equity, overtime pay, employee leave issues, the proper classification of employees and independent contractors, the proper classification of exempt and non-exempt employees, and unemployment insurance, (ii) has not committed any unfair labor practice or received written notice of any unfair labor practice complaint against it that is pending, and to the knowledge of the Company, no such complaint is threatened, in each case, before the National Labor Relations Board or any similar labor relations authority, that remains unresolved, or has resulted or could reasonably be expected to result, individually or in the aggregate, in any material liability to the Company or any of its Subsidiaries, and (iii) since December 1, 2017, has not experienced any actual or, to the knowledge of the Company, threatened (in writing) arbitrations, material labor disputes, strikes, lockouts, picketing, union organization activities (including union organization campaigns or requests for representation), material grievances or collective labor disputes, labor-related hand-billing, concerted slowdowns or concerted work stoppages or similar activity against or affecting the Company or its Subsidiaries.
(c)   All material payments due from the Company and any of its Subsidiaries on account of wages or other compensation owed to employees, and employee health and welfare insurance and other benefits, have been paid or properly accrued as a liability on the books of the Company or its Subsidiaries.
(d)   To the knowledge of the Company, no employee of the Company or the Company Subsidiaries is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, non-competition agreement, restrictive covenant or other obligation to the Company or the Company Subsidiaries. To the knowledge of the Company, no senior executive or key employee of the Company or the Company Subsidiaries is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, non-competition agreement, restrictive covenant or other obligation to a former employer of any such employee relating (i) to the right of any such employee to be employed by the Company or the Company Subsidiaries or (ii) to the knowledge or use of trade secrets or proprietary information.
(e)   To the knowledge of the Company, no senior executive or other key employee of the Company or any of its Subsidiaries has provided notice of his or her intention to terminate his or her employment as a result of or following the consummation of the transactions contemplated by this Agreement.
(f)   Since December 1, 2017, (i) to the knowledge of the Company, no allegations of sexual harassment or sexual misconduct have been made through the Company’s human resources department or otherwise through the reporting procedure designated in the Company’s policies pertaining to harassment, if any, or threatened to be made, against or involving any current or former officer, director or other key employee by any current or former officer, employee or independent contractor of the Company or any of its Subsidiaries, and (ii) neither the Company nor any of its Subsidiaries has entered into any settlement agreements resolving, in whole or in part, allegations of sexual harassment or sexual misconduct by any current or former officer, director or other key employee.
Section 4.15   Taxes.
(a)   All income and other material Tax Returns required by Law to be filed by (or with respect to) the Company or the Company Subsidiaries have been duly and timely filed (after giving effect to any valid extensions of time in which to make such filings). Such Tax Returns are true, correct and complete in all material respect, and accurately reflect all material liability for Taxes of (and with respect to) the Companies and the Company Subsidiaries.
(b)   All material amounts of Taxes shown due on any Tax Returns of the Company and the Company Subsidiaries and all other material amounts of Taxes owed by(or with respect to) the Company and the Company Subsidiaries have been timely paid. All material Taxes incurred but not yet due and payable (i) for periods covered by the Financial Statements have been accrued and adequately disclosed on the Financial Statements in accordance with GAAP, and (ii) for periods not covered by the Financial Statements have been accrued on the books and records of the Company and the Company Subsidiaries.
(c)   Each of the Company and the Company Subsidiaries has (i) withheld all material amounts of Taxes required to have been withheld by it in connection with amounts paid to any employee, independent contractor, creditor, equityholder or any other third party, and (ii) remitted such amounts required to have been remitted to the appropriate Governmental Authority.
(d)   Neither the Company nor its Subsidiaries has been since the Lookback Date or is currently engaged in any audit or administrative or judicial proceeding with a taxing authority with respect to Taxes (and no such audit is pending or contemplated). Neither the Company nor its Subsidiaries has received any written notice from a taxing authority of a proposed deficiency of a material amount of Taxes, other than any such deficiencies that have since been resolved. No written claim has been made by any Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file a Tax Return that such entity is or may be subject to Taxes by that jurisdiction, which claim has not been resolved. There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, material Taxes of the Company or its Subsidiaries, and no written request for any such waiver or extension is currently pending.
(e)   Neither the Company nor its Subsidiaries (or any predecessor thereof) has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intending to qualify for tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) in the prior two (2) years.
(f)   Neither the Company nor its Subsidiaries has been a party to any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(1).
(g)   Neither the Company nor its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date and made prior to the Closing; (ii) ruling by, or written agreement with, a Governmental Authority (including any closing agreement pursuant to Section 7121 of the Code or any similar provision of Tax Law) issue or executed prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing; (iv) prepaid amount received prior to the Closing; (v) intercompany item or transaction or excess loss accounts described in the Treasury Regulations promulgated under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) that existed prior to the Closing; (vi) inclusion under Section 965 of the Code; (vii) an election pursuant to Section 108(i) or the Code or (viii) any Governmental PPP Program proceeds received by any Company or its Subsidiaries in the form of a loan.

(h)   There are no Encumbrances with respect to Taxes on any of the assets of the Company or its Subsidiaries, other than Permitted Encumbrances.
(i)   Neither the Company nor its Subsidiaries has been included in any “consolidated,” “unitary” or “combined” Tax Return or has any liability for the Taxes of any Person (in each case, other than the Company or its Subsidiaries) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law) or (ii) as a transferee, assignee or successor.
(j)   Neither the Company nor any of its Subsidiaries is a party to, or bound by, or has any obligation to, any Governmental Authority or other Person under any Tax allocation, Tax sharing or Tax indemnification agreements (except, in each case, for any such agreements that are commercial contracts not primarily relating to Taxes).
(k)   IMC is, and has been since the date of its formation, treated as a corporation for U.S. federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3. Each Subsidiary of IMC is, and has been since its date of formation, treated as an entity disregarded as separate from IMC for U.S. federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3.
(l)   CareMax is, and has been since the date of its formation, treated as a partnership for U.S. federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3. Each Subsidiary of CareMax is, and has been since its date of formation, treated as either a partnership or an entity disregarded as separate from CareMax for U.S. federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3.
(m)   IMC is not, and has not been at any time during the five (5)-year period ending on the Closing Date, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.
(n)   Except as set forth on Section 4.15(n) of the Company Disclosure Schedules, no Company nor any of its Subsidiaries has elected, through action or inaction, to benefit from any payroll tax relief, including tax credits and tax deferrals, under the Families First Coronavirus Response Act or the Coronavirus Aid, Relief, and Economic Security Act (including pursuant to Sections 2301 and 2302 of the Coronavirus Aid, Relief, and Economic Security Act) or any similar legislation that addresses the financial impact of COVID-19 on employers. Other than the PPP Loans, no Company nor any of its Subsidiaries has applied for, or otherwise received, any assistance or any amount under the Paycheck Protection Program provided for under the CARES ACT or any similar legislation.
Section 4.16   Brokers’ Fees.   Except for the fees described in Section 4.16 of the Company Disclosure Schedules, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by the Company, its Subsidiaries or any of their Affiliates for which any member of the Company Group has any obligation.
Section 4.17   Insurance.   Section 4.17 of the Company Disclosure Schedules contains a list of all material policies or programs of self-insurance of property, fire and casualty, product liability, workers’ compensation and other forms of insurance held by, or for the benefit of, the Company or the Company Subsidiaries as of the date of this Agreement. True, correct and complete copies or comprehensive summaries of such insurance policies have been made available to DFHT. With respect to each such insurance policy required to be listed in Section 4.17 of the Company Disclosure Schedules, except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) all premiums due have been paid, (ii) to the knowledge of the Company, the policy is legal, valid, binding and enforceable in accordance with its terms and, except for policies that have expired under their terms in the ordinary course, is in full force and effect, (iii) neither the Company nor its Subsidiaries is in material breach or material default (including any such breach or default with respect to the payment of premiums or the giving of notice), and, to the Company’s knowledge, no event has occurred which, with notice or the lapse of time or both, would constitute such a material breach or material default, or permit termination or modification, under the policy, and to the knowledge of the Company, no such action has been threatened (in writing) and (iv) as of the date hereof, no written notice of cancellation, non-renewal, disallowance or reduction in coverage or claim or termination has been received other than in connection with ordinary renewals.

Section 4.18   Real Property; Assets.
(a)   Neither the Company nor any of the Company Subsidiaries owns, or has ever owned, any real property.
(b)   Section 4.18(b) of the Company Disclosure Schedules contains a true, correct and complete list of all real property leased or subleased by the Company or any Company Subsidiary (the “Leased Real Property”), including the address thereof and the Real Estate Documents related thereto. The Company has made available to DFHT true, correct and complete copies of the written leases, subleases, licenses and occupancy agreements (including all written modifications, amendments, supplements, guaranties, extensions, renewals, waivers, side letters and other written agreements relating thereto) for the Leased Real Property to which the Company or any of the Company Subsidiaries is a party (the “Real Estate Documents”), and such deliverables comprise all Real Estate Documents relating to the Leased Real Property. There are no material oral arrangements or agreements with respect to the Leased Real Property.
(c)   Each Real Estate Document (i) is a legal, valid, binding and enforceable obligation of the Company or the Company Subsidiaries and, to the knowledge of the Company, the other parties thereto, as applicable, subject to the Enforceability Exceptions, and each such lease is in full force and effect, (ii) has not been amended or modified except as reflected in the Real Estate Documents made available to DFHT and (iii) to the knowledge of the Company, subject to securing the consents or approvals, if any, required under the Real Estate Documents to be obtained from any landlord, lender or any other third party (as applicable), in connection with the execution and delivery of this Agreement by the Company or the consummation of the transaction contemplated hereby by the Company, upon the consummation of the transactions contemplated by this Agreement, will entitle DFHT or its Subsidiaries to the use, occupancy and possession (in each case, subject to the terms of the respective Real Estate Documents in effect with respect to Leased Real Property and the receipt of all required consents related thereto) of the premises specified in the Real Estate Documents for the purpose specified in the Real Estate Documents.
(d)   No material default or material breach by (i) the Company or the Company Subsidiaries or (ii) to the actual knowledge of the Company, any other parties thereto, as applicable, presently exists under any Real Estate Documents. Neither the Company nor the Company Subsidiaries has received written or, to the knowledge of the Company, oral notice of any material default or material breach under any Real Estate Document which has not been cured. To the knowledge of the Company, no event has occurred that, and no condition exists which, with notice or lapse of time or both, would constitute a material default or material breach under any Real Estate Document by the Company or the Company Subsidiaries or by the other parties thereto. Neither the Company nor the Company Subsidiaries has subleased or otherwise granted in writing any Person the right to use or occupy any Leased Real Property, or any portion thereof, which is still in effect. Neither the Company nor the Company Subsidiaries has collaterally assigned or granted any other security interest in the Leased Real Property. The Company or the Company Subsidiaries has good and valid leasehold title to each Leased Real Property free and clear of Encumbrances, other than Permitted Encumbrances.
(e)   Neither the Company nor any of the Company Subsidiaries has received any written notice that remains outstanding as of the date of this Agreement that the current use and occupancy of the Leased Real Property, or any portion thereof, and the improvements thereon (i) are prohibited by any Encumbrance, Law or Order other than Permitted Encumbrances or (ii) are in material violation of any of the recorded covenants, conditions, restrictions, reservations, easements or agreements applicable to such Leased Real Property.
(f)   To the knowledge of the Company, the Leased Real Property is in good operating condition (ordinary wear and tear excepted), are suitable in all material respects for the purposes for which they are presently being used and, with respect to each, the Company or a Company Subsidiary has rights of ingress and egress to the Leased Real Property for operation of the business of the Company and the Company Subsidiaries in the ordinary course. To the knowledge of the Company, no condemnation proceeding is pending or threatened which would preclude or impair the use of any such property by the Company or the Company Subsidiaries for the purposes for which it is currently used.

Section 4.19   Environmental Matters.   Except as is not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company and its Subsidiaries:
(a)   the Company, each of its Subsidiaries, and all of their operations and properties, including the Leased Real Property, are and, during the last three (3) years, have been in compliance with all Environmental Laws;
(b)   neither the Company nor any of its Subsidiaries has caused, nor are any of them subject to any claim that any of them is actually or allegedly responsible for conducting or financing any investigation, sampling, monitoring, treatment, remediation, removal or cleanup of, any Release of any Hazardous Materials at, in, on or under any Leased Real Property or, to the knowledge of the Company, any other property in connection with the Company’s or any of its Subsidiaries’ or any of their predecessor’s operations off-site of the Leased Real Property, including at, in, on or under any formerly owned or leased real property;
(c)   neither the Company nor its Subsidiaries is subject to any Order relating to any actual or alleged non-compliance with any Environmental Law by the Company or any of its Subsidiaries or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of any Hazardous Material;
(d)   no Action is pending or, to the knowledge of the Company, threatened (in writing) and, to the knowledge of the Company, no investigation is pending or threatened (in writing) with respect to the Company’s or any of its Subsidiaries’ compliance with or liability relating to any Environmental Law or Hazardous Material;
(e)   the Company has made available to DFHT all environmental reports (including all Phase I and Phase II environmental site assessments) and audits relating to any Environmental Law, Hazardous Material or any environmental matter and the Company or any of its Subsidiaries or any of their predecessors, the Leased Real Property, or any formerly owned or operated real property or any other location for which the Company or any of its Subsidiaries may be liable, in its possession, custody or control.
Section 4.20   Absence of Changes.
(a)   Since December 31, 2019, there has not been any change, development, condition, occurrence, event or effect relating to the Company or the Company Subsidiaries that, individually or in the aggregate, resulted in, or would result in, a Material Adverse Effect.
(b)   From December 31, 2019 through the date of this Agreement, (i) the Company and the Company Subsidiaries have, in all material respects, conducted their business and operated their properties in the ordinary course of business consistent with past practices except with respect to the implementation or effect of COVID-19 Actions or COVID-19 Measures as described in Section 4.20(b) of the Company Disclosure Schedules; (ii) the Company and the Company Subsidiaries have not taken any action that (A) would require the consent of DFHT pursuant to Section 6.01 if such action had been taken after the date hereof and (B) is material to the Company Group, taken as a whole; and (iii) no member of the Company Group has made or suffered any material change in the conduct or nature of its business or operations or otherwise suffered or, to the knowledge of the Company, been threatened (in writing) with any material adverse change in its business, operations, assets, liabilities, financial condition or prospects (including the existence or threat of any material and adverse change in any relationship between such entity and any of its senior executives, Customers, Third-Party Payors, Referral Sources and other suppliers).
Section 4.21   Affiliate Agreements.   Except as set forth in Section 4.21 of the Company Disclosure Schedules and except for, in the case of any employee, officer or director, any employment Contract, or Contract with respect to the issuance of equity in the Company, no member of the Company Group is a party to any transaction, agreement, arrangement or understanding with any (i) present or former executive officer or director of any member of the Company Group, (ii) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of five percent (5%) or more of the capital stock or Equity Interests of any member of the Company Group or (iii) Affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing (each of the foregoing, a “Company Affiliate Agreement”).
Section 4.22   Permits and Health Professionals.
(a)   Section 4.22(a) of the Company Disclosure Schedules lists all Permits issued or given to members of the Company Group and no such Permit required to be held by a member of the Company Group was given to any other Person in lieu of being given to the appropriate member of the Company Group. Each such Permit is in good standing and in full force and effect, and such Permits constitute all Permits that are required for the Company Group to conduct their businesses as currently conducted (including the receipt of payment or reimbursement from Customers, Third-Party Payors and related fiscal intermediaries). The members of the Company Group are operating and since the Lookback Date have operated in material compliance with each such issued Permit. Except as set forth in Section 4.22(a) of the Company Disclosure Schedules, no statement of deficiencies, survey report or inspection report (other than routine annual survey or inspections that note minor issues), audit results, complaint or other notice of noncompliance with the Permits or any revocation, termination, suspension or limitation of any Permits has been issued, received, or threatened (in writing) by a Governmental Authority in the past three (3) years, and, to the knowledge of the Company, there is no basis for any Governmental Authority to allege that the members of the Company Group are not operating in compliance with any required Permit or that any Permit held by a member of the Company Group is not in good standing. The Sellers made available in the Data Room to DFHT complete and accurate copies of all such issued Permits.
(b)   Section 4.22(b) of the Company Disclosure Schedules lists all physicians or other health care professionals employed or engaged as an independent contractor by the Company Group (each a “Health Care Professional” and collectively, “Health Care Professionals”). Each Health Care Professional has in good standing all Permits required for such Person to perform such Person’s duties for the Company Group (including healthcare-related or medical services provided to other Persons but arranged by the Company Group) and for the Company Group to obtain payment or reimbursement from Customers, Third-Party Payors and related fiscal intermediaries with respect to the services provided by such Person on behalf of the Company Group and the members of the Company Group have made available complete copies of such Permits to DFHT. Each Health Care Professional, while providing services on behalf of a member of the Company Group, is and since the Lookback Date has been appropriately providing services within the relevant scope of practice and under necessary and appropriate supervision, and has entered into and maintained compliance with all reasonable and necessary collaborative practice, supervision and other similar arrangements. Except as set forth in Section 4.22(b) of the Company Disclosure Schedules, to the knowledge of the Company, no Health Care Professional, since the Lookback Date, has been while providing services on behalf of a member of the Company Group a party or subject to: (i) any malpractice suit, claim (whether or not filed in court), settlement, settlement allocation, judgment, verdict or decree; (ii) any disciplinary, peer review or professional review investigation or action instituted by any licensure board, hospital, professional school, health care facility or entity, professional society or association, third party payor, or Governmental Authority; (iii) any criminal complaint, indictment or criminal action relating to health care fraud or crimes of moral turpitude; (iv) any unsealed investigation or action, whether administrative, civil or criminal, relating to an allegation of filing false health care claims, or violating anti-kickback or fee-splitting Laws; (v) any investigation or action based on any allegation of violating professional ethics or standards, or engaging in illegal activities relating to his or her profession; or (vi) any denial of an application in any state for a Permit as a health care professional, for participation in any third-party payment program.
Section 4.23   Indebtedness.   Section 4.23 of the Company Disclosure Schedules sets forth the Indebtedness of the Company Group outstanding as of the date hereof, which shall be updated by the Company three (3) Business Days prior to the Closing Date. The Company Group has no other Indebtedness outstanding as of the date hereof except for Indebtedness set forth in Section 4.23 of the Company Disclosure Schedules. As of the Closing, the Company Group will have no Indebtedness outstanding other than Indebtedness set forth in Section 4.23 of the Company Disclosure Schedules.

Section 4.24   CareMax Pre-Closing Reorganization.   Notwithstanding anything to the contrary set forth herein, the representations made in this Section 4.24 (a) are being made exclusively by the CareMax Group and not by IMC Parent or any of its Affiliates and (b) shall only be true as of the Closing Date and not as of the date hereof. Prior to the Closing, each of the CHG Equityholders and the MHP Equityholders, respectively, consummated the actions effectuating the transactions set forth in Exhibit A, including all actions and related documentation to effectuate the CareMax Pre-Closing Reorganization, in compliance, in all respects, with all applicable Laws. Section 4.24 of the Company Disclosure Schedules sets forth the number of authorized Equity Interests and other securities of each class of Equity Interests and other securities of CareMax and its Subsidiaries immediately prior to the Closing (after completion of the CareMax Pre-Closing Reorganization), the number of issued and outstanding Equity Interests and other securities of each class of Equity Interests, the record owners thereof and number of Equity Interests and other securities of each class owned by each such record owner, and in the case of incentive equity awards outstanding as of the date hereof, on an individual-by-individual and grant-by-grant basis, the date of grant, number of awards granted and exercise price (if applicable), and treatment in connection with the transactions contemplated by this Agreement. The CareMax Group has provided DFHT with true and complete copies of all Contracts related to and implementing the CareMax Pre-Closing Reorganization (the “Restructuring Agreements”) and such Restructuring Agreements have been duly authorized by all corporate and other required action are in full force and effect and have not been amended, waived, replaced or superseded. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or any other third party or notice, approval, consent waiver or authorization from any Governmental Authority or any other third party is required on the part of the CareMax Group, CareMax or any of their Subsidiaries with respect to the implementation and completion of the CareMax Pre-Closing Reorganization. There are no Actions pending or, to the knowledge of the Company, threatened against the CareMax Group, CareMax or any of its Subsidiaries in connection with the CareMax Pre-Closing Reorganization. On or before the Closing, and after giving effect to the CareMax Pre-Closing Reorganization, (i) the members of CareMax, by unanimous resolutions duly adopted (and not thereafter modified or rescinded), have approved this Agreement, the Related Documents, and the transactions contemplated hereby and thereby in accordance with applicable Law and the Organizational Documents of CareMax.
Section 4.25   Dormant Entities.   None of the Dormant Entities (a) have or hold any assets of any kind or nature, (b) have any liabilities, obligations or Indebtedness of any kind, and (c) have any operations or employees.
Section 4.26   No Other Representations and Warranties.   EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE IV (AS MODIFIED BY THE COMPANY DISCLOSURE SCHEDULES) OR IN ANY RELATED DOCUMENTS, NEITHER COMPANY NOR ANY OF THEIR RESPECTIVE REPRESENTATIVES, DIRECTORS, MANAGERS, PARTNERS, OFFICERS, MANAGERS OR DIRECT OR INDIRECT EQUITYHOLDERS HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO ANY MEMBER OF THE COMPANY GROUP OR THE BUSINESS, OR OTHERWISE IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, INCLUDING ANY REPRESENTATIONS AND WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF ANY EVALUATION MATERIAL OR AS TO THE FUTURE SALES, REVENUE, PROFITABILITY OR SUCCESS OF ANY MEMBER OF THE COMPANY GROUP, OR ANY REPRESENTATIONS OR WARRANTIES ARISING FROM STATUTE OR OTHERWISE IN LAW, FROM A COURSE OF DEALING OR USAGE OF TRADE. ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES ARE EXPRESSLY DISCLAIMED BY EACH OF THE SELLERS.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF DFHT
Except as set forth in (a) the DFHT Disclosure Schedules (which qualifies (i) the correspondingly numbered representation, warranty or covenant if specified therein and (ii) such other representations, warranties or covenants where its relevance as an exception to (or disclosure for purposes of) such other representation, warranty or covenant is reasonably apparent), or (b) as set forth in any DFHT SEC Reports filed or furnished with the SEC through the date of this Agreement (to the extent the qualifying nature of such disclosure is reasonably apparent from the content of such DFHT SEC Reports, but excluding any disclosures in such DFHT SEC Reports under the headings “Risk Factors,” “Forward-Looking Statements” or “Qualitative Disclosures About Market Risk” and other disclosures that are predictive, cautionary or forward looking in nature), DFHT represents and warrants to the Sellers and the Companies as of the date hereof (or in the case of representations and warranties that speak of a specified date, as of such specified date) as follows:
Section 5.01   Corporate Organization.
(a)   DFHT is a corporation and is duly organized, validly existing and in good standing under the Laws of Delaware and has the corporate power and authority to own, lease or operate its respective assets and properties and to conduct its respective business as it is now being conducted. The copies of the Organizational Documents of DFHT previously delivered by DFHT to the Companies are true, correct and complete and are in effect as of the date of this Agreement. DFHT is, and at all times has been, in compliance in all material respects with all restrictions, covenants, terms and provisions set forth in its respective Organizational Documents. DFHT is duly licensed or qualified and in good standing as a foreign corporation in all jurisdictions in which its respective ownership of property or the character of its respective activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified would not in the aggregate have a DFHT Material Adverse Effect.
(b)   DFHT has no Subsidiaries or any equity or other interests in any other Person.
Section 5.02   Due Authorization.
(a)   DFHT has all requisite corporate or entity power and authority to execute and deliver this Agreement and each of the Related Documents to which it is a party and (subject to the approvals described in Section 5.06 of the DFHT Disclosure Schedules), in the case of DFHT, upon receipt of the DFHT Stockholder Approval and the Deerfield Partners consent contained in the Consent and Waiver Letter Agreement (which has been executed and delivered on the date hereof), to perform its respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Subject to receipt of the DFHT Stockholder Approval, the Deerfield Partners consent contained in the Consent and Waiver Letter Agreement (which has been executed and delivered on the date hereof) and the other approvals described in Section 5.06 of the DFHT Disclosure Schedules, at the Closing, DFHT will have full corporate or limited liability company power and authority to enter into and perform its obligations under each other agreement, document or certificate to be executed by such Party at the Closing and to consummate the transactions contemplated thereby. Subject to receipt of the DFHT Stockholder Approval, the Deerfield Partners consent contained in the Consent and Waiver Letter Agreement (which has been executed and delivered on the date hereof) and the other approvals described in Section 5.06 of the DFHT Disclosure Schedules, the execution, delivery and performance of this Agreement and such Related Documents by DFHT and the consummation of the transactions contemplated hereby and thereby have been duly, validly and unanimously authorized by all requisite action and, except for the DFHT Stockholder Approval, no other corporate or equivalent proceeding on the part of DFHT is necessary to authorize this Agreement or such Related Documents or DFHT’s performance hereunder or thereunder. This Agreement has been, and each such Related Document will be, duly and validly executed and delivered by DFHT, and, assuming due authorization and execution by each other party hereto and thereto, this Agreement constitutes, and each such Related Documents will constitute, a legal, valid and binding obligation of DFHT, enforceable against DFHT in accordance with its terms, subject to Enforceability Exceptions.
(b)   The board of directors of DFHT has unanimously: (i) determined that this Agreement and the transactions contemplated hereby are fair to, advisable and in the best interests of DFHT and its stockholders; (ii) determined that the fair market value of the Companies is equal to at least 80% of the amount held in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) as of the date hereof; (iii) approved the transactions contemplated by this Agreement as a Business Combination; and (iv) resolved to recommend to the stockholders of DFHT approval of each of the matters requiring DFHT Stockholder Approval.

Section 5.03   No Conflict.   Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 5.06 of the DFHT Disclosure Schedules, the DFHT Stockholder Approval, and the Deerfield Partners consent contained in the Consent and Waiver Letter Agreement (which has been executed and delivered on the date hereof), the execution, delivery and performance of this Agreement and each of the Related Documents by DFHT and the consummation of the transactions contemplated hereby do not and will not (a) conflict with or violate any provision of, or result in the breach of, the DFHT Organizational Documents or any Organizational Documents of any Subsidiaries of DFHT, (b) conflict with or result in any violation of any provision of any Law or Order applicable to DFHT or any of its respective properties or assets, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, or result in the acceleration or trigger of any payment, posting of collateral (or right to require the posting of collateral), time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any Contract to which DFHT or any of its Subsidiaries is a party or by which any of their respective assets or properties may be bound or affected or (d) result in the creation of any Encumbrance upon any of the properties or assets of DFHT, except (in the case of clauses (b), (c) or (d) above) for such violations, conflicts, breaches or defaults which would not, individually or in the aggregate, have a DFHT Material Adverse Effect.
Section 5.04   Litigation and Proceedings.   There are no pending or, to the knowledge of DFHT, threatened, Actions and, to the knowledge of DFHT, there are no pending or threatened investigations, in each case, against DFHT, or otherwise affecting DFHT or its assets, including any condemnation or similar proceedings, which, if determined adversely, could, individually or in the aggregate, have a DFHT Material Adverse Effect. There is no unsatisfied judgment or any open injunction binding upon DFHT which could, individually or in the aggregate, have a DFHT Material Adverse Effect.
Section 5.05   Compliance with Laws.
(a)   Except where the failure to be, or to have been, in compliance with such Laws would not, individually or in the aggregate, have a DFHT Material Adverse Effect, DFHT and its Subsidiaries are, and have been, compliance in all material respects with all applicable Laws. DFHT and its Subsidiaries have not received any written notice from any Governmental Authority of a material violation of any applicable Law by DFHT or its Subsidiaries.
(b)   There has been no action taken by DFHT, its Subsidiaries, or, to the knowledge of DFHT, any officer, director, equityholder, manager, employee, agent or representative of DFHT or its Subsidiaries, in each case, acting on behalf of DFHT or its Subsidiaries, in violation of any applicable Anti-Corruption Laws, (i) neither DFHT nor its Subsidiaries has been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a Governmental Authority for violation of any applicable Anti-Corruption Laws, (ii) neither DFHT nor its Subsidiaries has conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any Governmental Authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) neither DFHT nor its Subsidiaries has received any written notice or citation from a Governmental Authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws.
Section 5.06   Governmental Authorities; Consents.   Except as set forth on Section 5.06 of the DFHT Disclosure Schedules, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of DFHT with respect to either of DFHT’s or execution or delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (a) applicable requirements of the HSR Act and any other applicable Antitrust Law and securities Law, and (b) any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not, individually or in the aggregate, have a DFHT Material Adverse Effect on the ability of the Company to consummate the Transactions.

Section 5.07   Financial Ability; Trust Account.
(a)   As of the date hereof, there is at least $143,000,000 invested in a trust account (the “Trust Account”) maintained by Continental Stock Transfer & Trust Company, a New York corporation, acting as trustee (the “Trustee”), pursuant to the Investment Management Trust Agreement, dated July 16, 2020, by and between DFHT and the Trustee (the “Trust Agreement”). The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of DFHT and, to the knowledge of DFHT, the Trustee, enforceable in accordance with its terms, subject to the Enforceability Exceptions. There are no side letters and there are no agreements, Contracts, arrangements or understandings, whether written or oral, with the Trustee or any other Person that would (i) cause the description of the Trust Agreement in the DFHT SEC Reports to be inaccurate or (ii) entitle any Person (other than any stockholder of DFHT who shall have the right to elect to redeem its shares of DFHT Common Stock pursuant to DFHT Organizational Documents in connection with the transactions contemplated by this Agreement) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement, DFHT Organizational Documents and DFHT’s final prospectus dated July 16, 2020. Amounts in the Trust Account are invested in United States Government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. DFHT has performed all material obligations required to be performed by it to date under, and is not in material default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a material default or material breach thereunder. There are no Actions pending or, to the knowledge of DFHT, threatened with respect to the Trust Account. DFHT has not released any money from the Trust Account (other than interest income earned on the principal held in the Trust Account as permitted by the Trust Agreement). As of the Closing, the obligations of DFHT to dissolve or liquidate pursuant to the DFHT Organizational Documents shall terminate, and, as of the Closing, DFHT shall have no obligation whatsoever pursuant to the DFHT Organizational Documents to dissolve and liquidate the assets of DFHT by reason of the consummation of the transactions contemplated hereby. Following the Closing, no stockholder of DFHT shall be entitled to receive any amount from the Trust Account other than any stockholder of DFHT who shall have the right to elect to redeem its shares of DFHT Common Stock pursuant to DFHT Organizational Documents in connection with the Transactions.
(b)   As of the date hereof, assuming the accuracy of the representations and warranties of the Sellers and the Companies herein and the compliance by the Sellers and the Companies with their respective obligations hereunder, DFHT has no reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to DFHT on the Closing Date.
Section 5.08   Taxes.
(a)   All income and other material Tax Returns required by Law to be filed by DFHT have been duly and timely filed (after giving effect to any valid extensions of time in which to make such filings). Such Tax Returns are true, correct and complete in all material respect, and accurately reflect all material liability for Taxes of DFHT.
(b)   All material amounts of Taxes shown due on any Tax Returns of DFHT and all other material amounts of Taxes owed by DFHT have been timely paid. All material Taxes incurred but not yet due and payable (i) for periods covered by the financial statements of DFHT have been accrued and adequately disclosed on such financial statements in accordance with GAAP, and (ii) for periods not covered by such financial statements have been accrued on the books and records of DFHT.
(c)   DFHT has (i) withheld all material amounts of Taxes required to have been withheld by it in connection with amounts paid to any employee, independent contractor, creditor, equityholder or any other third party, and (ii) remitted such amounts required to have been remitted to the appropriate Governmental Authority.
(d)   DFHT has not been since its formation or is currently engaged in any audit or administrative or judicial proceeding with a taxing authority with respect to Taxes (and no such audit is pending or contemplated). DFHT has not received any written notice from a taxing authority of a proposed deficiency of a material amount of Taxes, other than any such deficiencies that have since been resolved. No written claim has been made by any Governmental Authority in a jurisdiction where DFHT does not file a Tax Return that such entity is or may be subject to Taxes by that jurisdiction, which claim has not been resolved. There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, material Taxes of DFHT, and no written request for any such waiver or extension is currently pending.
(e)   DFHT has not constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intending to qualify for tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) in the prior two (2) years.
(f)   DFHT has not been a party to any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(1).
(g)   DFHT will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date and made prior to the Closing; (ii) ruling by, or written agreement with, a Governmental Authority (including any closing agreement pursuant to Section 7121 of the Code or any similar provision of Tax Law) issue or executed prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing; (iv) prepaid amount received prior to the Closing; (v) intercompany item or transaction or excess loss accounts described in the Treasury Regulations promulgated under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) that existed prior to the Closing; (vi) inclusion under Section 965 of the Code; or (vii) an election pursuant to Section 108(i) or the Code.
(h)   There are no Encumbrances with respect to Taxes on any of the assets of the DFHT, other than Permitted Encumbrances.
(i)   DFHT has not been included in any “consolidated,” “unitary” or “combined” Tax Return or has any liability for the Taxes of any Person (in each case, other than DFHT) (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), or (ii) as a transferee, assignee or successor.
(j)   DFHT is not party to, or bound by, or has any obligation to, any Governmental Authority or other Person under any Tax allocation, Tax sharing or Tax indemnification agreements (except, in each case, for any such agreements that are commercial contracts not primarily relating to Taxes).
(k)   DFHT is not, nor has been at any time since its formation and ending on the Closing Date, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.
Section 5.09   Brokers’ Fees.   Except for fees described in Section 5.09 of the DFHT Disclosure Schedules, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by DFHT or its Affiliates, including the Sponsor.
Section 5.10   DFHT SEC Reports; Financial Statements; Sarbanes-Oxley Act.   DFHT has filed in a timely manner all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since July 16, 2020 (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, as they have been amended since the time of their filing and including all exhibits thereto, the “DFHT SEC Reports”). None of the DFHT SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the DFHT SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC), and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of DFHT as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended. DFHT has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to DFHT and other material information required to be disclosed by DFHT in the reports and other documents that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to DFHT’s principal executive officer and its principal financial officer as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Such disclosure controls and procedures are effective in timely alerting DFHT’s principal executive officer and principal financial officer to material information required to be included in DFHT’s periodic reports required under the Exchange Act. DFHT has established and maintained a system of internal controls. Such internal controls are sufficient to provide reasonable assurance regarding the reliability of DFHT’s financial reporting and the preparation of DFHT’s financial statements for external purposes in accordance with GAAP. There are no outstanding loans or other extensions of credit made by DFHT to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of DFHT. DFHT has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act. Based on DFHT’s management’s most recently completed evaluation of DFHT’s internal control over financial reporting, (a) DFHT had no significant deficiencies or material weaknesses in the design or operation of its internal control over financial reporting that would reasonably be expected to adversely affect DFHT’s ability to record, process, summarize and report financial information and (b) DFHT does not have knowledge of any fraud, whether or not material, that involves management or other employees who have a significant role in DFHT’s internal control over financial reporting. To the knowledge of DFHT, as of the date hereof (i) there are no outstanding comments in comment letters (or otherwise) from the SEC with respect to the DFHT SEC Reports and (ii) none of the DFHT SEC Reports filed on or prior to the date hereof is subject to ongoing SEC review or investigation.
Section 5.11   Business Activities; Undisclosed Liabilities; Absence of Changes.
(a)   Since its incorporation, DFHT has not conducted any business activities other than activities directed toward the accomplishment of a Business Combination. Except as set forth in the DFHT Organizational Documents, there is no agreement, commitment or Order binding upon DFHT or to which DFHT is a party which has had or would reasonably be expected to have the effect of prohibiting or impairing any business practice of DFHT or any acquisition of property by DFHT or the conduct of business by DFHT as currently conducted or as currently contemplated to be conducted as of the Closing other than such effects, individually or in the aggregate, which would not have a DFHT Material Adverse Effect.
(b)   There has not been any change, development, condition, occurrence, event or effect relating to DFHT or its Subsidiaries that, individually or in the aggregate, resulted in, or would reasonably be expected to result in, a DFHT Material Adverse Effect.
Section 5.12   No Outside Reliance.   Notwithstanding anything contained in this Article V or any other provision hereof, DFHT and its Affiliates and any of its and their respective directors, officers, employees, stockholders, partners, members or representatives, acknowledge and agree that DFHT has made its own investigation of the Companies and that neither the Companies, the Sellers, nor any of their respective Affiliates or any of their respective directors, officers, managers, employees, equityholders, partners, members, agents or representatives is making any representation or warranty whatsoever, express or implied, beyond those expressly given by the Sellers in Article III and the Companies in Article IV, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Companies or their Subsidiaries. Without limiting the generality of the foregoing, it is understood that any cost estimates, financial or other projections or other predictions that may be contained or referred to in the Schedules or elsewhere, as well as any information, documents or other materials (including any such materials contained in any “data room” (whether or not accessed by DFHT or its representatives) or reviewed by DFHT pursuant to the Confidentiality Agreement) or management presentations that have been or shall hereafter be provided to DFHT and its Affiliates and any of its and their respective directors, officers, employees, stockholders, partners, members or representatives are not and will not be deemed to be representations or warranties of the Companies or the Sellers, and no representation or warranty is made as to the accuracy or completeness of any of the foregoing except as expressly set forth in Article III or Article IV of this Agreement.
Section 5.13   Capitalization.
(a)   The authorized capital stock of DFHT consists of 110,000,000 shares of DFHT Common Stock, including 100,000,000 shares of DFHT Class A Common Stock and 1,000,000 of DFHT Preferred Stock. As of the date of this Agreement: (i) (A) 14,375,000 shares of DFHT Class A Common Stock; (B) 3,593,750 shares of DFHT Class B Common Stock; and (C) no DFHT Preferred Stock, were issued and outstanding; and (ii) (A) 2,875,000 DFHT Public Warrants; and (B) 2,916,667 DFHT Private Warrants, were issued and outstanding. All of the issued and outstanding shares of DFHT Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. All of the DFHT Warrants, and the DFHT Common Stock issuable upon exercise of the DFHT Warrants, were duly authorized, and the DFHT Common Stock issuable upon exercise of the DFHT Warrants, when issued in the accordance with the terms of the DFHT Warrant Agreement will be validly issued and be fully paid and nonassessable. All outstanding DFHT Units, shares of DFHT Common Stock and DFHT Warrants (1) were issued in compliance with applicable Law and (2) were not issued in breach or violation of any preemptive rights or Contract.
(b)   Except for this Agreement, the DFHT Warrants, and the Subscription Agreements, the Deerfield PIPE Agreement, and the Deerfield Sponsor PIPE Agreement, there are (i) no subscriptions, calls, options, warrants, rights or other securities convertible into or exchangeable or exercisable for shares of DFHT Common Stock or the equity interests of DFHT, or any other Contracts to which DFHT is a party or by which DFHT is bound obligating DFHT to issue or sell any shares of capital stock of, other equity interests in or debt securities of, DFHT, and (ii) no equity equivalents, stock appreciation rights, phantom stock ownership interests or similar rights in DFHT. Except as disclosed in the DFHT SEC Reports or the DFHT Organizational Documents, there are no outstanding contractual obligations of DFHT to repurchase, redeem or otherwise acquire any securities or equity interests of DFHT. There are no outstanding bonds, debentures, notes or other indebtedness of DFHT having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which DFHT’s stockholders may vote. Except as disclosed in the DFHT SEC Reports, DFHT is not a party to any shareholders agreement, voting agreement or registration rights agreement relating to DFHT Common Stock or any other Equity Interests of DFHT. DFHT does not own any capital stock or any other equity interests in any other Person or have any right, option, warrant, conversion right, stock appreciation right, redemption right, repurchase right, agreement, arrangement or commitment of any character under which a Person is or may become obligated to issue or sell, or give any right to subscribe for or acquire, or in any way dispose of, any shares of the capital stock or other equity interests, or any securities or obligations exercisable or exchangeable for or convertible into any shares of the capital stock or other equity interests, of such Person. There are no securities or instruments issued by or to which DFHT is a party containing anti-dilution or similar provisions that will be triggered by the consummation of the transactions contemplated by the Subscription Agreements that have not been or will not be waived on or prior to the Closing Date.
(c)   The shares of DFHT Common Stock to be issued by DFHT in connection with the Transactions, upon issuance in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will not be subject to any preemptive rights of any other stockholder of DFHT and will be capable of effectively vesting in the holders thereof title to all such securities, free and clear of all Encumbrances (other than Encumbrances arising pursuant to applicable securities Laws, DFHT’s Organizational Documents, the A&R Registration Rights Agreement and the Lockup Agreement).
(d)   Except as set forth in the DFHT Organizational Documents and in connection with the Transactions (including the A&R Registration Rights Agreement and the Lockup Agreement), there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreements or understandings to which DFHT is a party or by which DFHT is bound with respect to any ownership interests of DFHT.
Section 5.14   NASDAQ Stock Market Quotation.   The issued and outstanding (a) shares of DFHT Class A Common Stock, (b) DFHT Units and (c) DFHT Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NASDAQ under the symbols “DFHT,” “DFHTU,” and “DFHTW,” respectively. Except as set forth in Section 5.14 of the DFHT Disclosure Schedules, DFHT is in compliance in all material respects with the listing rules of NASDAQ and there is no action or proceeding pending or, to the knowledge of DFHT, threatened against DFHT by the NASDAQ or the SEC with respect to any intention by such entity to deregister the DFHT Common Stock or terminate the listing of the DFHT Class A Common Stock, DFHT Units, or DFHT Warrants on the NASDAQ.
Section 5.15   Contracts; No Defaults.   Section 5.15(a) of the DFHT Disclosure Schedules contains a listing of all Contracts including every “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) (other than confidentiality and non-disclosure agreements, this Agreement, and the Subscription Agreements, the Deerfield PIPE Agreement and the Deerfield Sponsor PIPE Agreement) to which, as of the date of this Agreement, DFHT or one or more of its Subsidiaries is a party or by which any of their respective assets are bound. True, correct and complete copies of the Contracts listed in Section 5.15(a) of the DFHT Disclosure Schedules have been delivered to or made available to each Company or its respective agents or representatives. Except as would not have, individually or in the aggregate, a DFHT Material Adverse Effect, each Contract of a type required to be listed in Section 5.15(a) of the DFHT Disclosure Schedules, whether or not set forth in Section 5.15(a) of the DFHT Disclosure Schedules, was entered into at arm’s length and in the ordinary course of business. Except for any Contract that has terminated or will terminate upon the expiration of the stated term thereof prior to the Closing Date, with respect to any Contract of the type described in Section 5.15(a) of the DFHT Disclosure Schedules, whether or not set forth in Section 5.15(a) of the DFHT Disclosure Schedules, (i) such Contracts are in full force and effect and represent the legal, valid and binding obligations of DFHT or its Subsidiaries party thereto and, to the knowledge of DFHT, represent the legal, valid and binding obligations of the other parties thereto, and, to the knowledge of DFHT, are enforceable by DFHT or its Subsidiaries to the extent a party thereto in accordance with their terms, subject in all respects to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law), (ii) none of DFHT, its Subsidiaries or, to the knowledge of DFHT, any other party thereto is in material breach of or material default (or would be in material breach, violation or default but for the existence of a cure period) under any such Contract, (iii) neither DFHT nor its Subsidiaries have received any written or, to the knowledge of DFHT, oral claim or notice of material breach of or material default under any such Contract, (iv) to the knowledge of DFHT, no event has occurred which, individually or together with other events, would reasonably be expected to result in a material breach of or a material default under any such Contract by DFHT or its Subsidiaries or, to the knowledge of DFHT, any other party thereto (in each case, with or without notice or lapse of time or both) and (v) through the date hereof, neither DFHT nor its Subsidiaries have received written notice from any other party to any such Contract that such party intends to terminate or not renew any such Contract.
Section 5.16   Title to Property.   Except as set forth in Section 5.16 of the of the DFHT Disclosure Schedules, neither DFHT nor any of its Subsidiaries (a) owns or leases any real or personal property or (b) is a party to any agreement or option to purchase any real property, personal property or other material interest therein.
Section 5.17   Investment Company Act.   Neither DFHT nor any of its Subsidiaries is an “investment company” within the meaning of the Investment Company Act.
Section 5.18   Affiliate Agreements.   Except as set forth in Section 5.18 of the DFHT Disclosure Schedules and except for, in the case of any employee, officer or director, any employment Contract or Contract with respect to the issuance of equity in DFHT, none of DFHT or its Subsidiaries is a party to any transaction, agreement, arrangement or understanding with any (a) present or former executive officer or director of any of DFHT or its Subsidiaries, (b) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of five percent (5%) or more of the capital stock or Equity Interests of any of DFHT or its Subsidiaries, or (c) Affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing (each of the foregoing, a “DFHT Affiliate Agreement”).
Section 5.19   Takeover Statutes and Charter Provisions.   The Board of Directors of DFHT has taken all action necessary so that the restrictions on a “business combination” (as such term is used in Section 203 of the Delaware General Corporation Law (the “DGCL”)) contained in Section 203 of the DGCL or any similar restrictions under any foreign Laws will be inapplicable to this Agreement and the transactions contemplated hereby, including the Business Combination and the issuance of the Closing Date Equity Consideration, the IMC Earnout Shares and CareMax Earnout Shares. As of the date of this Agreement, no “fair price,” “moratorium,” “control share acquisition” or other anti-takeover statute or similar domestic or foreign Law applies with respect to DFHT or any of its Subsidiaries in connection with this Agreement, the Business Combination, the issuance of the Closing Date Equity Consideration, IMC Earnout Shares and CareMax Earnout Shares, or any of the other transactions contemplated hereby. As of the date of this Agreement, there is no stockholder rights plan, “poison pill” or similar anti-takeover agreement or plan in effect to which DFHT or any of its Subsidiaries is subject, party or otherwise bound.
Section 5.20   PIPE Investment Amount; Subscription Agreements.   DFHT has delivered to the Sellers true, correct and complete copies of each of the Deerfield PIPE, Deerfield Sponsor PIPE and Subscription Agreements that have been executed as of the date hereof pursuant to which Deerfield Partners, Sponsor and the PIPE Investors have committed, subject to the terms and conditions therein, to purchase shares of DFHT Class A Common Stock in the aggregate for an aggregate amount equal to Four Hundred Five Million Dollars ($405,000,000). Each of the Subscription Agreements are in full force and effect and are legal, valid and binding upon DFHT and the PIPE Investors, enforceable in accordance with their terms, subject to the Enforceability Exceptions. None of the Subscription Agreements have been withdrawn, terminated, amended or modified since the date of delivery hereunder and prior to the execution of this Agreement, and, to the knowledge of DFHT, as of the date of this Agreement no such withdrawal, termination, amendment or modification is contemplated, and as of the date of this Agreement the commitments contained in the Subscription Agreements have not been withdrawn, terminated or rescinded by the subscribers thereto in any respect. There are no side letters or Contracts to which DFHT is a party related to the provision or funding, as applicable, of the purchases contemplated by the Subscription Agreements or the transactions contemplated hereby other than as expressly set forth in this Agreement, the Subscription Agreements or any other agreement entered into (or to be entered into) in connection with the Transactions delivered to the Sellers.
Section 5.21   Financing.
(a)   DFHT has delivered to the Sellers true and complete copies of the executed commitment letter, dated as of the date of this Agreement, by and among the Financing Sources and DFHT (the “Commitment Letter”), pursuant to which the counterparties thereto have committed, subject to the terms and conditions thereof, to lend to DFHT or any of its Subsidiaries the Financing set forth therein for the purpose of funding the transactions contemplated by this Agreement.
(b)   As of the date hereof, there are no side letters or other Contracts or arrangements related to the Financing to which DFHT or any of its Subsidiaries is a party other than the Commitment Letter and other than any fee letters, true and complete copies of which (except for fee, “market flex” and other economic terms which are customarily redacted in transactions of this type, provided that none of such redacted terms would adversely affect the amount or availability of the Financing at Closing) have been provided to the Sellers (collectively, the “Fee Letters”). The Commitment Letter has not been amended or modified, no such amendment or modification is contemplated (other than with respect to the potential addition of additional arrangers or other commitment parties thereunder), and the respective commitments set forth in the Commitment Letter have not been withdrawn, reduced, or rescinded in any respect.
(c)   The Commitment Letter is in full force and effect and is the valid, binding and enforceable obligation of DFHT and, to the knowledge of DFHT, the other parties thereto, subject in each case to the Enforceability Exceptions, and does not contain any material misrepresentation by DFHT or any of its Subsidiaries. There are no conditions precedent or other contingencies related to the funding of the full amount of the Financing, other than as set forth in the Commitment Letter. No Person has any right to impose, and neither DFHT nor any party to the Commitment Letter has an obligation to accept, any condition precedent to such funding other than the conditions expressly set forth in the Commitment Letter nor any reduction to the aggregate amount available under the Commitment Letter at Closing (nor any term or condition which would have the effect of reducing the aggregate amount available under the Financing at Closing) DFHT has fully paid, or caused to be fully paid, any and all commitment or other fees which are due and payable on or prior to the date of this Agreement as a condition of the Financing. As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or material breach (it being understood and agreed that any breach that could reasonably be expected to adversely affect the amount or availability of the Financing at Closing or prevent or delay the Closing shall be deemed material) on the part of DFHT or, to DFHT’s knowledge, any other party thereto under the Commitment Letter, and DFHT has no reason to believe that (x) any of the conditions to the Financing contemplated by the Commitment Letter will not be satisfied at or prior to Closing or (y) any amount of the Financing will not be available at the Closing.
(d)   The net proceeds of the Financing, the PIPE Investment and the Subscription Agreements shall be sufficient to fund the CareMax Consideration and the IMC Consideration and any and all fees and expenses of DFHT related to the transactions contemplated hereby (including those related to the Financing) and to satisfy all of the payment obligations of DFHT and the conditions to Closing contemplated hereunder.
Section 5.22   No Other Representations and Warranties.   EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS ARTICLE V (AS MODIFIED BY THE DFHT DISCLOSURE SCHEDULES) OR IN ANY RELATED DOCUMENTS, DFHT, NOR ANY OF ITS REPRESENTATIVES, DIRECTORS, MANAGERS, PARTNERS, OFFICERS, MANAGERS OR DIRECT OR INDIRECT EQUITYHOLDERS HAS MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO DFHT OR ITS BUSINESS, OR OTHERWISE IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS, INCLUDING ANY REPRESENTATIONS AND WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF ANY EVALUATION MATERIAL OR AS TO THE FUTURE SALES, REVENUE, PROFITABILITY OR SUCCESS OF DFHT, OR ANY REPRESENTATIONS OR WARRANTIES ARISING FROM STATUTE OR OTHERWISE IN LAW, FROM A COURSE OF DEALING OR USAGE OF TRADE. ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES ARE EXPRESSLY DISCLAIMED BY DFHT.
ARTICLE VI
COVENANTS
Section 6.01   Conduct of Business Prior to Closing.
(a)   Except (i) with the written consent of DFHT (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) as otherwise expressly contemplated by the terms of this Agreement, or (iii) as required by any applicable Law (including any COVID-19 Measures), from the date of this Agreement until the earlier of the Closing and the termination of this Agreement in accordance with its terms (the “Interim Period”), (A) CareMax shall, and shall cause the other members of the CareMax Company Group to, conduct its Business in the ordinary course and shall use commercially reasonable efforts to preserve intact their business organization and material Permits, retain their current officers and key employees, and preserve their relationships with key customers and suppliers and (B) IMC shall, and shall cause the other members of the IMC Company Group to, conduct its Business in the ordinary course and shall use commercially reasonable efforts to preserve intact their business organization and material Permits, retain their current officers and key employees and preserve their relationships with key customers and suppliers.
(b)   Without limiting the generality of Section 6.01(a), during the Interim Period, except (i) with the written consent of DFHT (which consent shall not be unreasonably withheld, conditioned or delayed, except as expressly set forth below), (ii) as otherwise expressly contemplated by the terms of this Agreement, or (iii) as required by any applicable Law (including any COVID-19 Measures), (A) CareMax shall not, and shall cause the other members of the CareMax Company Group not to, except as required to consummate the Caremax Pre-Closing Reorganization or the Pre-Closing Transfer, and (B) IMC shall not, and shall cause the other members of the IMC Company Group not to, except as required to consummate the Pre-Closing Transfer or as set forth on Section 6.01(b) of the Company Disclosure Schedules, do any of the following:
(i)   transfer, issue, sell or dispose of any shares of capital stock or other Equity Interests of any member of the Company Group, grant options, warrants, calls or other rights to purchase or repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any shares of the capital stock or other Equity Interests of any member of the Company Group;
(ii)   effect any recapitalization, reclassification, stock split, stock combination or like change in the capitalization of any member of the Company Group;
(iii)   make, set aside, declare or pay any dividend or distribution (other than mandatory tax distributions, if any) payable in cash, stock, property or otherwise with respect to any of its capital stock or other Equity Interest in any member of the Company Group, other than dividends and distributions by any member of the Company Group to another member of the Company Group;
(iv)   (A) incur, create, assume refinance or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities (or warrants or other rights to acquire any debt securities) of any member of the Company Group (other than incurrence of Indebtedness under any member of the Company Group’s respective credit facilities entered into prior to the date of this Agreement, including draws on such Company Group member’s revolving credit facility and other than loans, advances or capital contributions made by one member of the Company Group to another member of the Company Group) in excess of $50,000 individually or $100,000 in the aggregate (in each case, in excess of Indebtedness paid off after the date of this Agreement), or (B) make any loans, advances or capital contributions to, or investments in, any other Person (other than loans, advances or capital contributions made by one member of the Company Group to another member of the Company Group);
(v)   cancel or forgive any Indebtedness owed to the Company or the Company’s Subsidiaries;
(vi)   amend the certificate of incorporation or bylaws (or other comparable governing documents) of any member of the Company Group;
(vii)   grant any Encumbrances on any property or assets (whether tangible or intangible) of any member of the Company Group having an aggregate value in excess of $50,000, other than Permitted Encumbrances;
(viii)   except as required under applicable Law or the terms of any Company Benefit Plan existing as of the date hereof and set forth in Section 6.01(b)(viii) of the Company Disclosure Schedules, (A) except for any Change of Control Payments which shall be treated as Payoff Indebtedness, increase in any manner the compensation, bonus, pension, welfare, fringe or other benefits, severance or termination pay of any of the current or former directors, officers, employees or independent contractor or other individual service provider of the Company or any of its Subsidiaries, in each case where such individual’s base compensation exceeds $350,000, other than increases to any such individuals who are not directors or officers of the Company or its Subsidiaries in the ordinary course of business consistent with past practice that do not exceed six percent (6%) individually or three (3%) in the aggregate, (B) become a party to, establish, amend, commence participation in, terminate or commit itself to the adoption of any stock option plan or other stock- or equity-based compensation plan, or any compensation, severance, pension, retirement, profit-sharing, welfare benefit, or other employee benefit plan or agreement with or for the benefit of any current or former directors, officers, employees or independent contractors or other individual service providers of the Company or its Subsidiaries (or newly hired employees), (C) accelerate the vesting of or lapsing of restrictions with respect to any equity-based compensation or other long-term incentive compensation under any Company Benefit Plan,

(D) grant any new awards under any Company Benefit Plan, (E) amend or modify any outstanding award under any Company Benefit Plan, (F) enter into, amend or terminate any collective bargaining agreement or other agreement with a labor union, works council or similar organization, (G) forgive any loans, or issue any loans (other than routine travel advances issued in the ordinary course of business) to any of its or its Subsidiaries’ directors, officers, employees, independent contractors or individual service providers or (H) hire or engage any new employee or independent contractor if such new employee or independent contractor will receive annual base compensation in excess of $100,000, or terminate the employment or engagement, other than for cause, of any employee or independent contractor who receives annual base compensation in excess of $100,000;
(ix)   except as required by changes in GAAP, change any member of the Company Group’s methods of accounting in any manner that would have a material impact on any member of the Company Group;
(x)   with respect to the Company Group, make, change or revoke any material Tax election; file any material amendment to any Tax Return for Income Taxes; adopt or change any accounting method in respect of Taxes; change any annual Tax accounting period; prepare any Tax Returns in a manner inconsistent with past practice; incur any liability for Taxes other than in the ordinary course of business; enter into any material Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement, other than commercial contracts entered into in the ordinary course of business with vendors, customers or landlords a primary purpose of which is not related to Taxes; enter into any closing agreement with respect to any Tax; settle or compromise any claim, notice, audit report or assessment in respect of material Taxes; apply for or enter into any ruling from any Tax Authority with respect to Taxes; surrender any right to claim a Tax refund or a claim a Tax refund; or consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;
(xi)   (A) transfer, sell, lease, license sublicense, covenant not to assert, abandon, permit to lapse or expire, dedicate to the public, or otherwise dispose of, or agree to transfer, sell, lease, license, sublicense, covenant not to assert, abandon, permit to lapse or expire, dedicate to public, or otherwise dispose of, any portion of the property or tangible or intangible assets of any member of the Company Group having an aggregate value in excess of $50,000, other than any sale, lease or disposition of tangible assets in the ordinary course of business or pursuant to agreements existing on the date hereof and set forth in Section 6.01(b)(xi) of the Company Disclosure Schedules, or (B) disclose any material trade secrets (including any source code for Owned Company Software) to any Person (except pursuant to reasonably protective non-disclosure agreements) or subject any source code for Owned Company Software to Copyleft Terms;
(xii)   except as set forth in Section 6.01(b)(xii) of the Company Disclosure Schedules, purchase or otherwise acquire, or lease or license, any property or assets, other than acquisitions of equipment or inventory in the ordinary course of business;
(xiii)   (A) enter into any joint venture with a third party, (B) merge, consolidate, combine or amalgamate any member of the Company Group with any Person or (C) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any Equity Interests or other securities in or a substantial portion of the assets of, or by any other manner) any corporation, company, partnership, association or other business entity or organization or division thereof without DFHT’s consent, at its sole discretion;
(xiv)   authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution;
(xv)   enter into, renew, modify or revise any Contract with any Related Person of any member of the Company Group, other than Contracts among members of the Company Group, or with any former or present director or officer of any member of the Company Group or with any Affiliates of the foregoing Persons (including the Company Group) or any other Person covered under Item 404 of Regulation S-K under the Securities Act;

(xvi)   except in the ordinary course of the Company Group’s Business, fail to use its commercially reasonable efforts to maintain with financially responsible insurance companies material insurance policies at least in such amounts and against at least such risk and losses as are consistent in all material respects with such entities’ past practices;
(xvii)   waive, release, assign, settle or compromise any Action pending or threatened against any member of the Company Group or any of their respective directors or officers other than in the case of Actions or claims either (A) (i) for an amount not greater than $200,000 individually (including any single or aggregated claims arising out of the same or similar facts, events or circumstances) or $500,000 in the aggregate (determined in each case net of insurance proceeds) and (ii) would not prohibit or materially restrict any member of the Company Group from operating its business substantially as currently conducted or anticipated to be conducted, except in the ordinary course of the Company Group’s Business, or (B) if the loss resulting from such waiver, release, assignment settlement or compromise is reimbursed or shall be reimbursed to any member of the Company Group by an insurance policy or pursuant to any other kind of contractual indemnification set forth in any other Contract, in each case without the imposition of equitable relief on, or the admission of wrongdoing by any member of the Company Group or any of its officers or directors;
(xviii)   except in the ordinary course of the Company Group’s Business, (A) materially amend, modify or terminate in any manner materially adverse to any member of the Company Group any Material Contracts or any Real Estate Documents, (B) waive any material benefit or right under any Material Contract or any Real Estate Document or (C) enter into any new Contract that would have been a Material Contract or Real Estate Document which would have been required to be included in the Company Disclosure Schedule;
(xix)   except in the ordinary course of the Company Group’s Business, make or enter into any contract to make any capital expenditures in excess of $200,000 other than capital expenditures made in the ordinary course of the Company Group Business if such capital expenditures are made to acquire equipment to satisfy requirements in Contracts with customers;
(xx)   write off as uncollectible any notes or accounts receivable having an aggregate value in excess of $70,000, except write-offs in the ordinary course of business consistent with past charged to applicable reserves;
(xxi)   acquire any fee interest in real property;
(xxii)   conduct a mass termination or engage in any other activity that would trigger notice obligations or liability under the Worker Adjustment and Retraining Notification Act or any similar applicable Law; or
(xxiii)   authorize, or commit or agree to take, any of the foregoing actions.
Notwithstanding anything in Section 6.01(a) and this Section 6.01(b) to the contrary, any action taken, or omitted to be taken, by any member of the Company Group to the extent such act or omission is reasonably determined by the Seller or the Company Group to be necessary to comply with any COVID-19 Measure (“COVID-19 Actions”), shall not be deemed to constitute a breach of Section 6.01(a) and this Section 6.01(b).
(c)   During the Interim Period, except (i) with the written consent of the Companies (which consent shall not be unreasonably withheld, conditioned or delayed), (ii) as otherwise expressly contemplated by the terms of this Agreement and the Related Documents (including as contemplated by the PIPE Investment the Deerfield PIPE and the Deerfield Sponsor PIPE) or (iii) as required by Law, DFHT shall not, and shall not permit any Subsidiary to:
(i)   form any Subsidiary;
(ii)   issue any shares of capital stock or other Equity Interests or grant options, warrants, calls or other rights to purchase or otherwise acquire shares of the capital stock or other Equity Interests of DFHT;

(iii)   effect any recapitalization, reclassification, stock split or like change in the capitalization of DFHT or any Subsidiary;
(iv)   make, set aside, declare or pay any dividend or distribution payable in cash, stock, property or otherwise with respect to any of its capital stock;
(v)   incur any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities (or warrants or other rights to acquire any debt securities);
(vi)   make any loans, advances or capital contributions to any other Person;
(vii)   amend its certificate of incorporation or bylaws (or other comparable governing documents);
(viii)   amend, terminate, waive or modify in any manner the Deerfield PIPE Agreement or the Deerfield Sponsor PIPE;
(ix)   amend, terminate, waive or modify in any manner any material compensation or benefits of DFHT or any Subsidiary;
(x)   grant any material Encumbrances on any property or assets (whether tangible or intangible) of DFHT;
(xi)   except as required by changes in GAAP, change any of its methods of accounting in any manner that would have a material impact DFHT or any Subsidiary;
(xii)   make, change or revoke any material Tax election; file any material amendment to any Tax Return for Income Taxes; adopt or change any accounting method in respect of Taxes; change any annual Tax accounting period; prepare any Tax Returns in a manner inconsistent with past practice; incur any liability for Taxes other than in the ordinary course of business; enter into any material Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement, other than commercial contracts entered into in the ordinary course of business with vendors, customers or landlords a primary purpose of which is not related to Taxes; enter into any closing agreement with respect to any Tax; settle or compromise any claim, notice, audit report or assessment in respect of material Taxes; apply for or enter into any ruling from any Tax Authority with respect to Taxes; surrender any right to claim a Tax refund or claim a Tax refund; or consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;
(xiii)   purchase or otherwise acquire (whether by merger or otherwise), or lease or license, any property or assets;
(xiv)   enter into any joint venture with a third party;
(xv)   except in the ordinary course of DFHT’s operations or as is reasonably necessary in connection with the transactions contemplated hereby, enter into, renew, modify or revise any Contract;
(xvi)   enter into any transactions with any of its Affiliates;
(xvii)   waive, release, assign, settle or compromise any material Action pending or threatened against DFHT or any of its directors or officers other than in the case of Actions or claims either (i) for an amount not greater than $100,000 individually (including any single or aggregated claims arising out of the same or similar facts, events or circumstances) or $200,000 in the aggregate (determined in each case net of insurance proceeds) or (ii) if the loss resulting from such waiver, release, assignment settlement or compromise is reimbursed to any member of the Company Group by an insurance policy, in each case without the imposition of equitable relief on, or the admission of wrongdoing by any member of the Company Group or any of its officers or directors; or
(xviii)   authorize, or commit or agree to take, any of the foregoing actions.
Notwithstanding anything in this Section 6.01(c) to the contrary, any COVID-19 Actions shall not be deemed to constitute a breach of this Section 6.01(c).

Section 6.02   Access to Information.   During the Interim Period, each Seller shall give, and shall cause each member of the Company Group to give DFHT and its Representatives reasonable access, upon reasonable advance notice (of at least twenty-four (24) hours prior written notice), during normal business hours to the senior management, properties, books and records of the Company Group and, during such period, shall furnish to DFHT and its Representatives such additional financial and operating data and other information regarding the business of the Company Group as DFHT and its Representatives may reasonably request, including providing reasonable access to and copies of all relevant books, records and Contracts related to any acquisition or investment listed in Section 6.04(c) of the Company Disclosure Schedule and any proposed acquisition or investment pursuant to Section 6.01(b), for purposes of familiarizing itself with such properties and other matters and consummating the transactions contemplated by this Agreement; provided, however, that (a) such access or furnishing of information shall be conducted during normal business hours, under the supervision of such Company’s personnel, and in such a manner as to not unreasonably disrupt the normal operations of such Company or Company Subsidiary or in light of COVID-19 or any COVID-19 Measures, jeopardize the health or safety of any employee of such Company (which may require remote and telephonic meetings), and (b) neither Company nor any member of the Company Group is under any obligation to disclose hereunder any information the disclosure of which is restricted by a Contract in effect as of the date of this Agreement or applicable Law (including competition laws and any COVID-19 Measures) or would result in the waiver of any attorney-client, work product or other applicable privilege; provided, further, that in any such case, the applicable Parties shall cooperate and use commercially reasonable efforts to provide DFHT and its Representatives with such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) in a manner that does not violate any such applicable Contract, Law (including HIPAA) or attorney-client, work product or other applicable privilege. No investigation pursuant to this Section 6.02 or information provided, made available or delivered pursuant to this Agreement will affect or be deemed to modify any of the representations or warranties of the Parties contained in this Agreement or the conditions hereunder to the obligations of the Parties hereto. All information provided pursuant to this Section 6.02 shall remain subject in all respects to the DFHT Confidentiality Agreements.
Section 6.03   Efforts to Consummate; Consents and Filings.
(a)   Each of the Parties and their respective Affiliates shall use their commercially reasonable efforts to take, or cause to be taken, all appropriate action to do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Transactions as promptly as practicable, including to (i) obtain from any Governmental Authority with regulatory jurisdiction over enforcement of any applicable Antitrust Laws (“Governmental Antitrust Authority”), all Approvals as are necessary for the consummation of the Transactions and (ii) promptly (and, with respect to the HSR Act, in no event later than ten (10) Business Days after the date hereof) make all necessary filings (and if required under applicable Law, drafts thereof), and thereafter make any other required submissions, with respect to the Transactions required under the HSR Act or any other applicable Antitrust Law. DFHT shall pay any and all of the applicable filing fees in connection with the HSR Act required in connection with this Agreement.
(b)   Without limiting the generality of the Parties’ undertaking pursuant to Section 6.03(a), each Party agrees to use its commercially reasonable efforts to take all steps necessary to obtain all consents, approvals, and waivers under any Antitrust Law that may be required by any Governmental Authority to enable the Parties to close the Transactions no later than the Outside Date, excluding (i) proposing, negotiating, committing to, and/or effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture, transfer, license, disposition, or hold separate (through the establishment of a trust or otherwise) of such assets, properties, or businesses of the Parties or their Subsidiaries or Affiliates as are required to be divested in order to avoid the entry of any decree, judgment, injunction (permanent or preliminary), or any other Order that would make the Transactions unlawful or would otherwise materially delay or prevent the consummation of the Transactions, (ii) terminating, modifying, or assigning existing relationships, Contracts, or obligations of the Parties, their Subsidiaries or Affiliates or those relating to any assets, properties, or businesses to be acquired by DFHT pursuant to this Agreement, or (iii) changing or modifying any course of conduct regarding future operations of the Parties, their Subsidiaries or Affiliates or the assets, properties, or businesses to be acquired by DFHT pursuant to this Agreement. Each Party hereto shall use their commercially reasonable efforts to resolve such objections, if any, as may be asserted by any Governmental Antitrust Authority with respect to the Transactions. In connection therewith, if any administrative or judicial action or proceeding is instituted (or threatened to be instituted) challenging such transactions, each Party shall cooperate and use their commercially reasonable efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any Order that is in effect and that prohibits, prevents, or restricts consummation of such transactions.
(c)   Each of the Parties shall promptly notify the other Parties of any substantive communication it or any of its Affiliates receives from any Governmental Antitrust Authority and of any substantive communication received or given in connection with any proceeding by a private party relating to the matters that are the subject of this Agreement, and consult each other Party prior to any substantive communication with any Governmental Antitrust Authority to permit the other Parties to review in advance any proposed communication by such Party to any Governmental Antitrust Authority. No Party to this Agreement shall agree to participate in any substantive meeting with any Governmental Antitrust Authority in respect of any filings, investigation or other inquiry (including in connection with any proceeding by a private party) unless it consults with the other Parties in advance and, to the extent permitted by such Governmental Antitrust Authority, gives the other Parties the opportunity to attend and participate at such meeting. Subject to the Confidentiality Agreement, the Parties will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other Parties may reasonably request in connection with the foregoing and in seeking early termination or expiration of the waiting period of any applicable waiting periods, including under the HSR Act. Subject to each of the Confidentiality Agreements, the Parties will provide each other with copies of all material/substantive correspondence, filings (except for Item 4(c) and 4(d) documents) or communications between them or any of their Representatives, on the one hand, and any Governmental Antitrust Authority or members of its staff, on the other hand, with respect to this Agreement and the Transactions.
(d)   Notwithstanding anything to the contrary in this Section 6.03, nothing contained in this Agreement shall be construed to require any Party to take or agree to take any action in response to a condition or requirement imposed by a Governmental Authority in connection with granting a Permit or other consent or approval if such action, individually or in the aggregate, would or would reasonably be expected to result in a material adverse effect on the business, financial condition or results of operations of the Company Group, taken as a whole (immediately following the Closing) (each of such actions, a “Burdensome Condition”). None of the Parties nor any of their respective Subsidiaries shall take any action that has the effect of, or agree with any Governmental Authority to a Burdensome Condition without the prior written consent of the other Parties.
Section 6.04   Expenses.
(a)   Except as expressly set forth in this Agreement, including in Section 6.04(b) and Section 6.04(c), each Party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, incurred by such Party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the Transactions (the “Expenses”). If the Closing does not occur, DFHT shall be responsible for the payment of half the fees and expenses incurred by each of IMC Parent and CareMax in connection with the preparation of the financial statements of the applicable Company Group in accordance with the practice standards of the Public Company Accounting Oversight Board in connection with the Transactions.
(b)   Notwithstanding the foregoing, if the Closing occurs, DFHT shall be responsible for reasonable and properly documented Expenses of (i) Piper Sandler & Co., McDermott Will & Emery, Covington & Burling, LLP, Morrison, Brown, Argiz & Farra, LLC, Withum Smith + Brown, PC, Scalar, LLC, Ernst & Young, RSM US LLP, and CliftonLarsonAllen LLP in respect of IMC Parent, and (ii) Morgan Stanley, DLA Piper, CliftonLarsonAllen LLP, and Withum Smith + Brown, PC in respect of the CareMax Group, in each case, in connection with the Transactions. For the avoidance of doubt, to the extent any portion of the foregoing Expenses shall have already been paid to such third-party advisor, DFHT shall reimburse IMC Parent or the CareMax Group, as applicable, for such portion.

(c)   Notwithstanding the foregoing, if the Closing occurs, DFHT shall reimburse IMC Parent or CareMax, as applicable, for any purchase price paid, or Expenses paid to third-party advisors, including any and all fees, costs, and expenses paid by IMC Parent or CareMax (or any of their respective direct or indirect Subsidiaries) in connection with any acquisitions or investments approved in accordance with Section 6.01(b) prior to the Closing; provided, that the transactions set forth on Section 6.04(c) of the Company Disclosure Schedules are approved by the DFHT and DFHT shall reimburse the applicable Seller in accordance herewith.
Section 6.05   Tax Matters.
(a)   All transfer, documentary, sales, use, registration, value-added and other similar Taxes (including all applicable real estate transfer Taxes and real property transfer gains Taxes and including any filing and recording fees) and related amounts (including any penalties, interest and additions to Tax) incurred in connection with this Agreement and the Related Documents (“Transfer Taxes”) shall be paid (i) in the case where such Transfer Taxes relate to the payment of the CareMax Consideration, fifty percent (50%) by DFHT, as incurred, and fifty percent (50%) by the CareMax Group and (ii) in the case where such Transfer Taxes relate to the payment of the IMC Consideration, fifty percent (50%) by DFHT, as incurred, and fifty percent (50%) by IMC Parent; provided however, that any Transfer Taxes imposed with respect to the CareMax Pre-Closing Reorganization and the Pre-Closing Transfer shall be borne 100% by the CareMax Group.
(b)   Each Seller shall have the authority and obligation (at its sole cost and expense) to prepare, or cause to be prepared, all Tax Returns of the members of the applicable Company Group that are due with respect to any taxable period ending on or before the Closing Date (each such Tax Return, a “Pre-Closing Return”); provided, that each Seller shall submit all Pre-Closing Returns (including, for the avoidance of doubt, Pre-Closing Returns that have not been filed as of the date hereof but are required to be filed on or before the Closing Date) to DFHT no later than thirty (30) days prior to the due date of such Pre-Closing Returns for its review, comment and approval, such approval not to be unreasonably withheld, conditioned or delayed. Such Pre-Closing Returns shall be prepared by treating items on such Pre-Closing Returns in a manner consistent with the past practices of the applicable Company Group, or if past practice is inconsistent with applicable Law, consistent with applicable Law, with respect to such items. If DFHT consents to such Pre-Closing Returns, the applicable member of the Company Group shall execute and file such Tax Returns as prepared by such Seller. In addition, such Seller shall pay, on or prior to five (5) days before the due date, any amount due and payable by the applicable member of the Company Group on such Pre-Closing Returns, except to the extent any such amount was (i) paid on, or prior to, the Closing Date or (ii) included in Indebtedness and increased a payment to, or reduced a payment by, DFHT hereunder.
(c)   DFHT shall have the exclusive authority to prepare and file, or cause to be prepared and filed, all Tax Returns required to be filed by the members of the Company Group for any taxable period ending after the Closing Date, including Tax Returns of the members of the Company Group that are due with respect to any Straddle Period (“Straddle Period Returns”); provided, however, that drafts of any Straddle Period Returns shall be provided to each Seller for its review, comment and approval at least thirty (30) days prior to the due date of such Straddle Period Returns, such approval not to be unreasonably withheld, conditioned or delayed. Such approval may only be withheld to the extent both (i) such Straddle Period Return has not been prepared in accordance with past practice and applicable Law and (ii) and such deviation from past practice and applicable Law would have an adverse effect on such Seller under this Agreement. To the extent that any Seller is responsible for any Taxes for a Straddle Period, as determined in accordance with Section 6.05(d), such Seller shall cause such Taxes to be paid to DFHT no later than five (5) days prior to the due date of such Taxes, except to the extent any such amount was (i) paid on, or prior to, the Closing Date or (ii) included in Indebtedness and increased a payment to, or reduced a payment by, DFHT hereunder.
(d)   All Taxes of (or with respect to the income, assets or operations of) the members of the Company Group that relate to any Straddle Period shall be determined as follows: (i) in the case of ad valorem and property taxes, on a per diem basis; and (ii) in the case of all other Taxes, as determined from the books and records of the Company Group as though the taxable year of each member of the Company Group terminated at the close of business on the Closing Date.

(e)   To the extent permitted by applicable Law, a “push out” election pursuant to Section 6226 of the Code (or any state or local equivalent thereof) with respect to CareMax or any Subsidiary of CareMax or any of the CareMax Contributed Entities (as applicable) that is or previously has been, as of the Closing Date, treated as a partnership for U.S. federal income tax purposes, shall be made, or caused to be made, in connection with any imputed underpayment of Taxes for any taxable period ending on or before the Closing Date.
(f)   Each Seller shall terminate or cause to be terminated any and all of the tax sharing, allocation, indemnification or similar agreements, arrangements or undertakings in effect, written or unwritten, on the Closing Date as between such Seller or any predecessor or Affiliate thereof, on the one hand, and any member of the Company Group, on the other hand, for all Taxes, regardless of the period in which such Taxes are imposed, and there shall be no continuing obligation to make any payments under any such agreements, arrangements or undertakings.
(g)   The Parties acknowledge and agree that, for U.S. federal income tax purposes and applicable state and local Tax purposes, except with respect to any amounts treated as imputed interest under Section 483 of the Code, (i) (A) the exchange by the CareMax Group of CareMax Units for the CareMax Consideration (as adjusted pursuant to this Agreement), (B) the exchange by IMC Parent of IMC Units for the IMC Consideration (as adjusted pursuant to this Agreement), and (C) the contribution to DFHT by the PIPE Investors in exchange for the PIPE Investment, by Deerfield Partners in exchange for the Deerfield PIPE and by the Sponsor in exchange for the Deerfield Sponsor PIPE, together are intended to be treated as an integrated transaction qualifying under Section 351 of Code; and (ii) from the perspective of DFHT, the exchange by the CareMax Group of the CareMax Units to DFHT for the CareMax Consideration is intended to be treated in accordance with Revenue Ruling 99-6 (Situation 2) as a distribution of all the assets of CareMax in liquidation of CareMax to the CareMax Group, followed by the acquisition by DFHT of the assets deemed distributed to the CareMax Group (the “CareMax Assets”) in exchange for the CareMax Consideration. Unless otherwise required by a “determination” as defined in Section 1313(a) of the Code, the Parties further agree to file all U.S. federal, state, local and non-U.S. Tax Returns consistent with this Section 6.05(g) and shall not take any action before or after the Closing that is inconsistent with the foregoing treatment. DFHT shall have obtained in writing, as of the Closing Date, from each PIPE Investor, from the Sponsor, and from Deerfield Partners, as applicable, a representation that such PIPE Investor, the Sponsor, or Deerfield Partners, as the case may be has no binding commitment to dispose of any of the shares of DFHT Class A Common Stock received in connection with the PIPE Investment the Deerfield PIPE or the Deerfield Sponsor PIPE, as applicable, and IMC Parent and CareMax Group shall make no binding commitment to dispose of any of the shares of DFHT Class A Common Stock received pursuant to this Agreement. At least three (3) Business Days prior to the Closing, DFHT shall provide to IMC Parent and the CareMax Group the Specified Written Documentation.
(h)   The Parties agree that the CareMax Consideration shall be allocated in accordance with Section 1060 of the Code and the Treasury Regulations thereunder. The Parties agree that DFHT shall prepare and provide to the CareMax Group a draft allocation of the CareMax Consideration among the CareMax Assets within ninety (90) days after the Closing Date. The CareMax Group shall notify DFHT within thirty (30) days of receipt of such draft allocation of any objection the Sellers may have thereto. Unless the CareMax Group delivers a notice of objection with respect to the allocation of the CareMax Consideration by the conclusion of such thirty (30) day period, the draft allocation provided by DFHT to the CareMax Group pursuant to the second sentence of this Section 6.05(h) shall become final and binding upon the Parties. DFHT and the CareMax Group agree to resolve any disagreement with respect to such allocation in good faith. If DFHT and the CareMax Group are unable to timely resolve such disagreement within thirty (30) days following the delivery of such a notice of objection, then any remaining disputed matters shall be finally and conclusively determined by a mutually agreed arbitrator, the fees and expenses of which shall be paid by DFHT and the CareMax Group in a manner determined by such arbitrator. In addition, the Parties hereby undertake and agree to file timely any information that may be required to be filed pursuant to Treasury Regulations promulgated under Section 1060(b) of the Code, and shall use an agreed allocation determined pursuant to this Section 6.05(h) in connection with the preparation of Internal Revenue Service Form 8594 as such Form relates to the CareMax Assets. No Party shall file any Tax Return or other document or otherwise take any position which is inconsistent with an agreed allocation determined pursuant to this Section 6.05(h), except as may be adjusted by subsequent agreement following an audit by the Internal Revenue Service or as required by Law; provided, that no Party (nor their Affiliates) shall be obligated to litigate any challenge to such allocation of the CareMax Consideration by any Tax Authority. The Parties shall promptly inform one another of any challenge by any Tax Authority to any agreed allocation made pursuant to this Section 6.05(h) and agree to consult with and keep one another informed with respect to the state of, and any discussion, proposal or submission with respect to, such challenge.
(i)   Tax Controversy.
(i)   DFHT shall promptly notify the applicable Seller upon receipt by DFHT or any Affiliate thereof (including the Company Group after the Closing Date) of written notice of any inquiries, claims, assessments, audits or similar events with respect to Taxes relating to a taxable period ending on or prior to the Closing Date for which such Seller may be liable under this Agreement (any such inquiry, claim, assessment, audit or similar event, a “Tax Matter”).
(ii)   With respect to any Tax Matter for Income Taxes with respect to a member of the CareMax Company Group relating solely to a Tax period ending on or before the Closing Date, the CareMax Group shall have the authority, at its sole cost and expense, to represent the interests of the CareMax Company Group before any Tax Authority or any court and shall have the right to control the defense, compromise or other resolution of such Tax Matter, including responding to inquiries, filing Tax Returns and contesting, defending against and resolving any assessment for additional Taxes or notice of Tax deficiency or other adjustment of Taxes of, or relating to, such Tax Matter; provided, however, that neither the CareMax Group nor any of its Affiliates shall enter into any settlement of or otherwise compromise any Tax Matter without the prior written consent of DFHT, which consent shall not be unreasonably withheld, conditioned or delayed. The CareMax Group shall (i) keep DFHT reasonably well informed with respect to the commencement, status and nature of any Tax Matter, (ii) allow DFHT, at their sole cost, to participate in any such proceeding and (iii) allow DFHT to make comments to the CareMax Group regarding the conduct of or positions taken in any such proceeding.
(iii)   With respect to all other Tax Matters, DFHT shall have the authority to represent the interests of the Company Group with respect to such Tax Matter before any Tax Authority or any court and shall have the right to control the defense, compromise or other resolution of such Tax Matter, including responding to inquiries, filing Tax Returns and contesting, defending against and resolving any assessment for additional Taxes or notice of Tax deficiency or other adjustment of Taxes of, or relating to, such Tax Matters; provided, however, that neither DFHT nor any of their Affiliates shall enter into any settlement of or otherwise compromise any Tax Matter that would increase the Tax liability of any Seller or would have an adverse effect on such Seller under this Agreement without the prior written consent of such Seller, which consent shall not be unreasonably withheld, conditioned or delayed. DFHT shall (i) keep such Seller reasonably well informed with respect to the commencement, status and nature of any such Tax Matter, (ii) allow such Seller, at its sole cost, to participate in any such proceeding and (iii) allow such Seller to make comments to DFHT regarding the conduct of or positions taken in any such proceeding.
(j)   After the Closing Date, DFHT and the Company Group, on the one hand, and the applicable Seller, on the other hand, shall furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance (including access to books, records, work papers and Tax Returns for Pre-Closing Tax Periods) relating to the applicable Company Group as is reasonably necessary for the preparation of any Tax Return, claim for refund or audit, and the prosecution or defense of any claim, suit or proceeding relating to any proposed Tax adjustment. Upon reasonable notice, such Seller, DFHT, shall each make their, or shall cause the members of the Company Group to make their, employees and facilities available on a mutually convenient basis to provide reasonable explanation of any documents or information provided hereunder. Any request for information or documents pursuant to this Section 6.05(j) shall be made by the requesting Party in writing. The other Parties shall promptly (and in no event later than thirty (30) days after receipt of the request) provide the requested information. The requesting Party shall reimburse the other Party for any out-of-pocket expenses incurred by such Party in connection with providing any information or documentation pursuant to this Section 6.05(j). Any information obtained under this Section 6.05(j) shall be kept confidential, except as otherwise reasonably may be necessary in connection with the filing of Tax Returns or claims for refund or in conducting any Tax audit, dispute or contest.
(k)   CareMax or any Subsidiary of CareMax or any of the CareMax Contributed Entities (as applicable) that is, immediately prior to the Closing, treated as a partnership for U.S. federal income tax purposes, shall make an election under Section 754 of the Code that is effective with respect to the taxable year of such entity that includes the Closing Date.
(l)   Prior to the Closing Date, IMC Parent shall convert from a limited liability company to a limited partnership and shall provide DFHT with reasonable documentary evidence of such conversion.
Section 6.06   Publicity.   The Sellers and DFHT shall reasonably cooperate to (i) prepare and make a public announcement regarding the Transactions on the date hereof and (ii) create and implement a communications plan regarding the Transactions (the “Communications Plan”) promptly following the date hereof. Notwithstanding the foregoing, none of the Parties will make any public announcement or issue any public communication regarding this Agreement, the Related Documents or the Transactions or any matter related to the foregoing, without the prior written consent of the Sellers, in the case of a public announcement by DFHT, or DFHT, in the case of a public announcement by the Sellers (such consents, in either case, not to be unreasonably withheld, conditioned or delayed), except (A) if such announcement or other communication is required by applicable Law, in which case the disclosing Party shall, to the extent permitted by applicable Law, first allow such other Parties to review such announcement or communication and the opportunity to comment thereon and the disclosing Party shall consider such comments in good faith, (B) in the case of the Sellers, DFHT and their respective Affiliates, if such announcement or other communication is made in connection with fundraising or other investment related activities and is made to such Person’s direct and indirect investors or potential investors or financing sources subject to an obligation of confidentiality, (C) to the extent provided for in the Communications Plan, internal announcements to employees of the Companies, (D) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 6.06, and (E) announcements and communications to Governmental Authorities in connection with filings or Permits relating to the Transactions required to be made under this Agreement.
Section 6.07   Post-Closing Board of Directors and Officers.
(a)   Except as otherwise agreed in writing by DFHT and the Sellers, prior to the Closing, and conditioned upon the occurrence of the Closing, the Parties shall take all necessary action, including causing the directors of DFHT to resign (effective as of the Closing), so that, effective as of immediately following the Closing, DFHT’s board of directors (the “Post-Closing DFHT Board”) will consist of (i) the number of directors as is specified in Section 6.07(a) of the DFHT Disclosure Schedules and (ii) the individuals set forth in Section 6.07(a) of the DFHT Disclosure Schedules. Immediately after the Closing, the Parties shall take all necessary action to designate and appoint to the Post-Closing DFHT Board the individuals set forth in Section 6.07(a) of the DFHT Disclosure Schedules, and to the extent required by NASDAQ rules, at least a majority of such designees shall be required to qualify as independent directors under NASDAQ rules.
(b)   The Parties hereto shall take all action necessary, including causing the officers of DFHT to resign, so that, effective as of the Closing, the officers of DFHT will consist of the individuals listed on Section 6.07(b) of the DFHT Disclosure Schedules.
Section 6.08   Directors’ and Officers’ Indemnification and Insurance.
(a)   All rights to indemnification, exculpation and advancement existing in favor of the current or former directors and officers of any member of the Company Group (the “D&O Indemnified Persons”), as provided in the certificate of incorporation, articles of organization, bylaws, operating agreement or similar constituent documents of any member of the Company Group in effect on the date of this Agreement, or in any indemnification agreement or arrangement as in effect as of the date of this Agreement with respect to matters occurring prior to or at the Closing, shall survive the consummation of the Transactions and shall continue in full force and effect from and after the Closing for a period of six (6) years or until the settlement or final adjudication of any Action commenced during such period. From and after the Closing, DFHT shall assume, and shall cause the Companies to honor, in accordance with their respective terms, each of the covenants contained in this Section 6.08.
(b)   From and following the Closing Date, DFHT shall, and shall cause the members of each Company Group to, to the fullest extent permitted under applicable Law, indemnify and hold harmless (and advance funds in respect of each of the foregoing, following receipt of any undertakings required by applicable Law) each of the D&O Indemnified Persons against any liabilities, losses, penalties, fines, claims, damages, reasonable out-of-pocket costs or expenses in connection with any actual or threatened, Action, arising out of, relating to or in connection with any action or omission occurring or alleged to have occurred in such D&O Indemnified Person’s capacity as a director, officer, member, trustee or fiduciary of the Company Group, or in such D&O Indemnified Person’s capacity as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request or for the benefit of any member of the Company Group, before the Closing Date (including acts or omissions in connection with such persons serving as an officer, director or other fiduciary in any entity if such service was at the request or for the benefit of any member of the Company Group). In the event of any such Action, DFHT and the members of the Company Group, as applicable, shall reasonably cooperate with the D&O Indemnified Person in the defense of any Action; provided that none of DFHT and the members of the Company Group shall be liable for any settlement effected without its prior written consent (not to be unreasonably withheld, conditioned, or delayed). Each of DFHT and the Companies hereby acknowledges that certain D&O Indemnified Persons may have rights to indemnification and advancement of expenses provided by a former equityholder of the Company or its respective Affiliates (each, a “Former Stockholder Indemnitor”) (directly or through insurance obtained by any such entity). Each of DFHT and the Companies hereby agrees and acknowledges that (i) it is the indemnitor of first resort with respect to the D&O Indemnified Persons and (ii) it shall be required to advance the full amount of expenses incurred by the D&O Indemnified Persons, as required by Law, the terms of the Companies’ Organizational Documents (provided, that such Organizational Documents shall not be amended to modify any such obligations), or otherwise, without regard to any rights the D&O Indemnified Persons may have against any Former Stockholder Indemnitors. Each of DFHT and the Companies further agrees that no advancement or payment by any Former Stockholder Indemnitor with respect to any claim for which the D&O Indemnified Persons have sought indemnification pursuant hereto shall affect the foregoing and such Former Stockholder Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the D&O Indemnified Persons against the Companies and DFHT.
(c)   For a period of six (6) years after the Closing Date, DFHT shall cause the Companies to, and the Companies shall, maintain and fully pay for directors’ and officers’ liability insurance covering (as direct beneficiaries) all D&O Indemnified Persons, in each case of the type and with the amount of coverage no less favorable than those of the directors’ and officers’ liability insurance maintained as of the date of this Agreement by, or for the benefit of, the Company Group (the “Current Policies”), and with such other terms as are no less favorable than those in the Current Policies; provided, however, that (i) in no event shall the Companies be obligated to pay annual premiums greater than three hundred percent (300)% of such premiums paid or payable as of the date of this Agreement and (ii) if the annual premium for such coverage and amount of insurance would exceed three hundred percent (300%) of such current annual rate, the Companies shall provide the maximum coverage which shall then be available at an annual premium not exceeding three hundred percent (300%) of such rate. DFHT shall cause the Companies to, and the Companies shall, maintain any such directors’ and officers’ liability insurance in full force and effect for its full term, and honor all obligations thereunder (including the payment of any applicable premiums).
(d)   If DFHT, the Companies, or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of DFHT or the Companies, as the case may be, shall assume all of the obligations of DFHT or the Companies, as applicable, set forth in this Section 6.08.
(e)   The provisions of this Section 6.08 shall survive the Closing and are (i) intended to be for the benefit of, and will be enforceable by, each D&O Indemnified Person, and each D&O Indemnified Person’s heirs, legatees, representatives, successors and assigns, and shall be binding on all successors and assigns of DFHT and the Companies and may not be terminated or amended in any manner adverse to such D&O Indemnified Person without its prior written consent and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by Contract or otherwise.
Section 6.09   Employment Agreements.   Prior to the Closing, the Sellers and the Companies shall use their commercially reasonable efforts to cause each of the individuals set forth in Section 6.09 of the DFHT Disclosure Schedules to execute and deliver to DFHT an employment agreement setting forth the respective terms of each such individual’s employment with DFHT, effective at and contingent upon the Closing.
Section 6.10   280G Equityholder Vote.
(a)   IMC shall use its reasonable best efforts to, as soon as reasonably practicable following the date of this Agreement, but in no event later than five (5) Business Days prior to the Closing Date, IMC shall have obtained prior to the initiation of the requisite equityholder approval procedure under Section 6.10(b) below, a waiver of the right to receive payments that could constitute “parachute payments” under Section 280G of the Code and the regulations promulgated thereunder (a “Parachute Payment Waiver”), in a form reasonably acceptable to DFHT, from each Person whom IMC and/or DFHT reasonably believes is, with respect to IMC, a “disqualified individual” (within the meaning of Section 280G of the Code and the regulations promulgated thereunder), as determined immediately prior to the initiation of the requisite equityholder approval procedure under Section 6.10(b), and whom IMC and/or DFHT believes might otherwise receive, have received, or have the right or entitlement to receive any parachute payment under Section 280G of the Code, and IMC shall have delivered each such Parachute Payment Waiver to DFHT as soon as reasonably practicable on or before the Closing Date. IMC shall have delivered each such Parachute Payment Waiver it has received to DFHT as soon as reasonably practicable on or before the Closing Date.
(b)   IMC shall use its reasonable best efforts to obtain the approval by such number of equityholders of IMC as is required by the terms of Section 280G(b)(5)(B) of the Code so as to render the parachute payment provisions of Section 280G of the Code inapplicable to any and all payments and/or benefits provided pursuant to contracts or arrangements that, in the absence of the executed Parachute Payment Waivers by the affected Persons under Section 6.10(a), might otherwise result, separately or in the aggregate, in the payment of any amount and/or the provision of any benefit that would not be deductible by reason of Section 280G of the Code, with such equityholder approval to be obtained in a manner which satisfies all applicable requirements of such Section 280G(b)(5)(B) of the Code and the Treasury Regulations thereunder, including Q-7 of Section 1.280G-I of such Treasury Regulations. IMC shall forward to DFHT, and allow DFHT to review and comment upon, prior to submission to the equityholders of IMC, copies of all material documents prepared for purposes of complying with this provision and shall consider any such comments in good faith.
Section 6.11   Control of Operations.
(a)   Nothing contained in this Agreement shall give DFHT, directly or indirectly, the right to control or direct any of either Company Group’s operations prior to the Closing.
(b)   Nothing contained in this Agreement shall give IMC Parent or IMC, directly or indirectly, the right to control or direct any member of the CareMax Company Group’s operations prior to the Closing.
(c)   Nothing contained in this Agreement shall give the CareMax Group or CareMax, directly or indirectly, the right to control or direct any member of the IMC Company Group’s operations prior to the Closing.

(d)   Prior to the Closing, each Company Group shall exercise, consistent with the terms and conditions set forth in this Agreement, complete control and supervision over its operations.
Section 6.12   Exclusivity.   During the Interim Period, other than in connection with the Transactions, each Party shall not, and will not authorize or (to the extent within its control) permit any of its respective Subsidiaries or any of its or its Subsidiaries’ respective Affiliates, equityholders, directors, officers, employees, agents or representatives (including investment bankers, attorneys and accountants), in each case in such directors’, officers’, employees’, agents’ or representatives’ capacity in such role or otherwise on a Party’s behalf, to, directly or indirectly, (i) initiate, solicit, or facilitate, or make any offers or proposals related to, or continue in any way discussions in relation to, an Acquisition Proposal, (ii) engage in any discussions or negotiations with respect to an Acquisition Proposal with, or provide any non-public information or data to, any Person that has made, or informs the Party that it is considering making, an Acquisition Proposal in connection therewith or in anticipation thereof, or (iii) enter into any agreement, letter of intent or memorandum of understanding (or comparable document, whether stylized as a letter of intent, term sheet or otherwise) relating to an Acquisition Proposal. IMC and CareMax shall give notice of any Acquisition Proposal to DFHT as soon as practicable following its awareness thereof. For purposes of this Agreement, “Acquisition Proposal” means (A) with respect to IMC and CareMax, any Contract, proposal, offer or indication of interest in any form, written or oral, relating to any transaction or series of related transactions (other than transactions with DFHT and its Affiliates) involving any acquisition, merger, amalgamation, equity exchange, recapitalization, consolidation, liquidation or dissolution involving the acquisition of all or any material portion of IMC, CareMax, their Subsidiaries, their businesses or assets or any material portion of IMC’s or CareMax’s membership interests or other Equity Interests and (B) with respect to DFHT, a transaction (other than the transactions contemplated by this Agreement) concerning a Business Combination or other acquisition or merger by DFHT. For the avoidance of doubt, this Section 6.12 shall not apply to AdaptHealth Corp., DFP Healthcare Acquisitions Corp. and HighCape Capital Acquisition Corp. and any of their Subsidiaries, directors, officers, employees, agents or representatives (including investment bankers, attorneys and accountants), when such directors, officers, employees, agents or representatives are acting on behalf of AdaptHealth Corp., DFP Healthcare Acquisitions Corp. and HighCape Capital Acquisition Corp.
Section 6.13   Trust Account.   Upon satisfaction or waiver of the conditions set forth in Article VII (Conditions Precedent) and provision of notice thereof to the Trustee (which notice DFHT shall provide to the Trustee in accordance with the terms of the Trust Agreement), (a) in accordance with and pursuant to the Trust Agreement, at the Closing, DFHT (i) shall cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered and (ii) shall use its commercially reasonable efforts to cause the Trustee to (A) pay as and when due all amounts payable to stockholders of DFHT Common Stock sold in DFHT’s initial public offering who shall have previously validly elected to redeem their shares of DFHT Common Stock pursuant to DFHT’s Second Amended and Restated Certificate of Incorporation, and (B) immediately thereafter, pay all remaining amounts then available in the Trust Account to DFHT for immediate use (to be held as available cash on the balance sheet of DFHT, and to be used for working capital and other general corporate purposes of the business following the Closing), subject to this Agreement and the Trust Agreement and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.
Section 6.14   Proxy Statement; SEC Filings.
(a)   As promptly as practicable (provided that the Companies have provided to DFHT the Financial Statements and the information required to be provided by the Companies pursuant to this Section 6.14), DFHT and the Companies shall prepare and DFHT shall file with the SEC, a preliminary proxy statement and DFHT and the Companies shall use their respective reasonable best efforts to file a definitive proxy statement to be sent to the stockholders of DFHT relating to the DFHT Stockholders Meeting (together with any amendments or supplements thereto, the “Proxy Statement”), which shall comply as to form, in all material respects, with the relevant provisions of the Exchange Act and other requirements applicable thereto. DFHT and the Companies shall use their respective reasonable best efforts to have any comments to the Proxy Statement (in consultation with the Sellers in accordance with this Section 6.14) received from the SEC “cleared” as promptly as reasonably practicable after receipt of any such comments, and DFHT shall thereafter, in compliance with the relevant requirements of the Exchange Act, mail or deliver to the stockholders of DFHT the definitive Proxy Statement.
(b)   Prior to filing with the SEC, DFHT will make available to the Companies and their respective counsel drafts of the Proxy Statement and any other documents to be filed with the SEC, both preliminary and final, and any amendment or supplement to the Proxy Statement or such other document and will provide the Companies and their respective counsel with a reasonable opportunity to comment on such drafts and shall consider such comments in good faith. DFHT shall not file any such documents with the SEC without the prior written consent (e-mail being sufficient) of the Companies (such consent not to be unreasonably withheld, conditioned or delayed). DFHT will advise the Companies and their respective counsels promptly after it receives notice thereof, of: (i) the time when the Proxy Statement has been filed; (ii) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; (iii) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC; (iv) the filing of any supplement or amendment to the Proxy Statement; (v) the issuance of any stop order by the SEC; (vi) any request by the SEC for amendment of the Proxy Statement; (vii) any comments from the SEC relating to the Proxy Statement and responses thereto; and (viii) requests by the SEC for additional information. DFHT shall promptly respond to any SEC comments on the Proxy Statement and shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC under the Exchange Act as soon after filing as practicable; provided, that prior to responding to any requests or comments from the SEC, DFHT will make available to the Companies and their respective counsels drafts of any such response, provide the Companies and their respective counsels with a reasonable opportunity to comment on such drafts, allow the Companies and their respective counsels to participate in any discussions with the SEC (to the extent practicable) or its staff, and give due consideration to all reasonable additions, deletions or changes suggested thereby by the Companies and their respective counsels.
(c)   Each of the Companies and DFHT acknowledges that a substantial portion of the Proxy Statement and certain other forms, reports and other filings required to be made by DFHT under the Exchange Act in connection with the Transactions (collectively, “Additional DFHT Filings”) will include disclosure regarding the Companies and their respective businesses, and their management, operations and financial condition. Accordingly, each Company agrees to promptly provide DFHT with all information concerning each member of the Company Group and the management, operations and financial condition of each member of the Company Group, in each case, reasonably requested by DFHT for inclusion in the Proxy Statement and any Additional DFHT Filings. Each Company shall cause the officers and employees of each member of the Company Group to be reasonably available (during normal business hours) to DFHT and its counsel in connection with the drafting of the Proxy Statement and any Additional DFHT Filings and responding in a timely manner to comments thereto from the SEC. Without limiting the generality of the foregoing, the Company shall cooperate with DFHT in connection with the preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC).
(d)   Each of the Companies and DFHT shall ensure that none of the information supplied by or on its behalf for inclusion or incorporation by reference in the Proxy Statement will, as of the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to the DFHT’s stockholders, at the time of the DFHT Stockholders Meeting, or at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Closing any information relating to the Companies, DFHT or any of their respective Subsidiaries, Affiliates, directors or officers is discovered by the Companies or DFHT that is required to be set forth in an amendment or supplement to the Proxy Statement so that such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to DFHT’s stockholders.
(e)   DFHT shall use its reasonable best efforts to (i) cause the Proxy Statement to be mailed to DFHT’s stockholders and to hold the DFHT Stockholders Meeting as soon as reasonably practicable after the earlier of (A) clearance by the SEC of the Proxy Statement and (B) the conclusion of any SEC review of the Proxy Statement (including the conclusion of the ten (10)-day review period for preliminary proxy statements under Rule 14a-6(a) under the Exchange Act without receipt of any SEC comments) and (ii) solicit the DFHT Stockholder Approvals. Except as otherwise required by applicable Law, DFHT shall, through the board of directors of DFHT, recommend to its stockholders that they give the DFHT Stockholder Approvals and shall include such recommendation in the Proxy Statement. Notwithstanding the foregoing provisions of this Section 6.14(e), if on a date for which the DFHT Stockholders Meeting is scheduled, DFHT has not received proxies representing a sufficient number of shares of DFHT Common Stock to obtain the DFHT Stockholder Approvals, whether or not a quorum is present, DFHT shall have the right to make one or more successive reasonable postponements or adjournments of the DFHT Stockholders Meeting.
Section 6.15   Listing of DFHT Class A Common Stock.   DFHT will use its reasonable best efforts to cause the shares of DFHT Class A Common Stock constituting the IMC Closing Date Equity Consideration and the CareMax Closing Date Equity Consideration to be approved for listing on the NASDAQ as promptly as practicable following the issuance thereof, subject to official notice of issuance, prior to the Closing. During the Interim Period, DFHT shall use its reasonable best efforts to remain listed as a public company on the NASDAQ. During the Interim Period, DFHT will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws. During the Interim Period, if DFHT receives any written or, to the knowledge of DFHT, oral notice from NASDAQ that DFHT has failed, or would reasonably be expected to fail, to meet the NASDAQ listing requirements as of the Closing or within six (6) months thereafter for any reason, then DFHT shall give prompt written notice of such NASDAQ notice to the Companies, including a copy of any written notice received from NASDAQ or a summary of any oral notice received from NASDAQ.
Section 6.16   Notification of Certain Matters.    During the Interim Period, each of the Parties shall give prompt notice to the other Parties if such Party or its Affiliates: (a) fails to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or its Affiliates hereunder in any material respect; (b) receives any notice or other communication in writing from any third (3rd) party (including any Governmental Authority) alleging (i) that the consent, approval, waiver or filing of such third (3rd) party is or may be required in connection with the Transactions or (ii) any non-compliance with any Law by such Party or its Affiliates; (c) receives any notice or other communication from any Governmental Authority in connection with the Transactions; (d) discovers any fact or circumstance that, or becomes aware of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would reasonably be expected to cause or result in any of the conditions set forth in Article VII (Conditions Precedent) not being satisfied or the satisfaction of those conditions being materially delayed; or (e) becomes aware of the commencement or threat, in writing, of any Action against such Party or any of its Affiliates, or any of their respective properties or assets, or, to the knowledge of such Party, any officer, director, partner, member or manager, in his, her or its capacity as such, of such Party or of its Affiliates with respect to the consummation of the Transactions. No such notice shall constitute an acknowledgement or admission by the Party providing the notice regarding whether or not any of the conditions to the Closing have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached.
Section 6.17   Debt Payoff Letters; Change of Control Payments.   The Sellers shall negotiate the Debt Payoff Letters and submit the Debt Payoff Letters to DFHT no later than three (3) Business Days prior to the Closing Date. Without limiting the foregoing, the Sellers shall cause the applicable Company Group to cooperate with and take all actions reasonably requested by DFHT in order to facilitate the termination and payoff of all of the Payoff Indebtedness (and related release of Encumbrances) at the Closing. From and after the Closing, the Sellers shall be solely responsible for any Change of Control Payments that are not reflected in the applicable Estimated Closing Statement and neither DFHT nor any of its Affiliates (including, after the Closing, the Company Group) shall be responsible for the payment of any such Change of Control Payments.

Section 6.18   Confidentiality.   The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Parties, it shall not disclose any relevant confidential information to any third (3rd) parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is required to be disclosed by Law; or (c) is required to be disclosed by any Party to its equityholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder; provided that such equityholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section 6.18. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement.
Section 6.19   Change of Name.   Prior to the Closing, DFHT shall apply for a new ticker symbol with NASDAQ that reflects the name “CareMax” contingent on obtaining DFHT Stockholder Approval and shall undertake commercially reasonable efforts to adopt the new name.
Section 6.20   Deerfield PIPE Agreement.   DFHT hereby acknowledges and agrees that each of the Sellers and each of the Companies has the right to cause DFHT to enforce Deerfield Partners’ obligations under the Deerfield PIPE Agreement, and DFHT further acknowledges that money damages would not be an adequate remedy at Law if Deerfield Partners fails to perform in any material respect any of Deerfield Partners’ obligations under the Deerfield PIPE Agreement and accordingly, upon the written request of any of the Companies, DFHT shall, in addition to any other remedy at Law or in equity, seek an injunction or similar equitable relief restraining Deerfield Partners from committing or continuing any such breach or threatened breach or to seek to compel specific performance of the obligations of any other party under the Deerfield PIPE Agreement without the posting of any bond, in accordance with the terms and conditions of the Deerfield PIPE Agreement in any court of the United States or any State thereof having jurisdiction, and if any Action should be brought in equity to enforce any of the provisions of the Deerfield PIPE Agreement, DFHT shall not raise the defense that there is an adequate remedy at Law.
Section 6.21   Deerfield Sponsor PIPE Agreement.   DFHT hereby acknowledges and agrees that each of the Sellers and each of the Companies has the right to cause DFHT to enforce Sponsor’s obligations under the Deerfield PIPE Agreement, and DFHT further acknowledges that money damages would not be an adequate remedy at Law if Sponsor fails to perform in any material respect any of Sponsor’s obligations under the Deerfield PIPE Agreement and accordingly, upon the written request of any of the Companies, DFHT shall, in addition to any other remedy at Law or in equity, seek an injunction or similar equitable relief restraining Sponsor from committing or continuing any such breach or threatened breach or to seek to compel specific performance of the obligations of any other party under the Deerfield Sponsor PIPE Agreement without the posting of any bond, in accordance with the terms and conditions of the Deerfield Sponsor PIPE Agreement in any court of the United States or any State thereof having jurisdiction, and if any Action should be brought in equity to enforce any of the provisions of the Deerfield Sponsor PIPE Agreement, DFHT shall not raise the defense that there is an adequate remedy at Law.
Section 6.22   DFHT Subscription Agreement.   DFHT hereby acknowledges and agrees that each of the Sellers and each of the Companies has the right to cause DFHT to (a) comply with its obligations under the Subscription Agreements and (b) to enforce the PIPE Investors’ respective obligations under the Subscription Agreements, and DFHT further acknowledges that money damages would not be an adequate remedy at Law if DFHT or the PIPE Investors, as applicable, fail to perform in any material respect any of their respective obligations under the Subscription Agreements and accordingly, upon the written request of the Company, DFHT shall, in addition to any other remedy at Law or in equity, seek an injunction or similar equitable relief restraining the applicable PIPE Investor from committing or continuing any such breach or threatened breach or to seek to compel specific performance of the obligations of any other party under the Subscription Agreements without the posting of any bond, in accordance with the terms and conditions of the Subscription Agreements in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of the Subscription Agreements, DFHT shall not raise the defense that there is an adequate remedy at Law.

Section 6.23   CareMax Pre-Closing Reorganization.   Prior to the Closing, the CareMax Group shall effect, and shall cause its Affiliates, including the CHG Equityholders and the MHP Equityholders, respectively, to effect, the CareMax Pre-Closing Reorganization, as set forth and described in Section 6.23 of the Company Disclosure Schedule to the reasonable satisfaction of DFHT.
Section 6.24   Pre-Closing Actions.   Prior to the Closing the CareMax Group and IMC Parent shall each, as to those matters applicable to each such Party, take and cause its respective Affiliates to take at their own cost and expense all actions set forth and described in Section 6.24 of the Company Disclosure Schedules in a manner reasonably acceptable to DFHT (the “Pre-Closing Actions”).
Section 6.25   Dormant Entities.   Prior to Closing, the CareMax Group or IMC Parent, as applicable, shall transfer or cause its applicable Subsidiary to transfer, convey and assign on an “as-is,” “where-is” basis, and without any liability or obligation on the part of the applicable transferor or any other member of the Company Group, all of the such transferor’s right, title and interest in and to the Equity Interests and other securities of the entities listed in Section 6.25 of the Company Disclosure Schedules (the “Dormant Entities”) to a Person other than a member of the Company Group (the “Pre-Closing Transfer”), and shall promptly provide true, correct and complete copies of all Contracts related to and implementing the Pre-Closing Transfer to DFHT.
Section 6.26   Deerfield Commitment.   Deerfield Partners covenants and agrees that it shall not, at any time prior to the earlier of the Closing or the termination of this Agreement in accordance with Article IX, redeem any of the 3,360,000 shares of DFHT Class A Common Stock owned by it.
Section 6.27   Section 16 Matters.   Prior to the Closing, the board of directors of DFHT, or an appropriate committee of “non-employee directors” (as defined in Rule 16b-3 of the Exchange Act) thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the acquisition of DFHT Class A Common Stock pursuant to this Agreement and the other agreements contemplated hereby, by any person owning securities of the Sellers who is expected to become a director or officer (as defined under Rule 16a-1(f) under the Exchange Act) of DFHT following the Closing shall be an exempt transaction for purposes of Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.
Section 6.28   Financing.
(a)   Subject to the terms and conditions set forth in this Agreement, each of DFHT and each Company shall use its commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to arrange and obtain the Financing on the terms and subject to the conditions described in the Commitment Letter (it being understood that (x) the assistance of CareMax shall be limited to the CareMax Group and matters related thereto, (y) the assistance of IMC shall be limited to IMC Parent and matters related thereto and (z) the assistance of DFHT shall be limited to DFHT and Deerfield Partners and matters related thereto), and without the consent of each of IMC and CareMax, DFHT shall not (x) permit any amendment or modification to be made to, (y) permit any waiver of any provision or remedy under, or (z) provide any consent under the Commitment Letter or the Fee Letter, in each case, which would (A) reduce the aggregate principal amount of the Financing (unless the Deerfield PIPE, the Deerfield Sponsor PIPE and/or the PIPE Investment is increased by an equal or greater amount) or (B) impose new or additional conditions, or otherwise expand or adversely amend or modify any of the conditions, to the receipt of the Financing in a manner that would reasonably be expected to (1) prevent or materially delay the consummation of the Transactions, including the Closing, (2) make the funding of the Financing (or satisfaction of the conditions to obtaining the Financing) materially less likely to occur or (3) adversely impact the ability of DFHT to enforce its rights against the other parties to the Commitment Letter or the definitive agreements with respect thereto; provided, however, that DFHT may (x) amend or replace the Commitment Letter to add or replace lenders, arrangers, bookrunners, agents, syndication agents, documentation agents or similar entities, (y) amend or otherwise modify the Commitment Letter to implement any flex provisions applicable thereto and (z) otherwise amend, modify or replace, or agree to any waivers in respect of, the Commitment Letter so long as (I) such amendment, modification, replacement or waiver does not impose new terms or conditions that would reasonably be expected to prevent or materially delay the Closing, (II) the terms thereof are not less beneficial with respect to conditionality or enforcement to DFHT or the Sellers than those in the

Commitment Letter as in effect on the date of this Agreement and (III) with respect to replacements, the replacement debt commitments otherwise satisfy the terms and conditions of an Alternate Financing set forth below. In the event of such amendment, modification, replacement or waiver of the Commitment Letter as permitted by the proviso to the immediately preceding sentence, the financing under such amended, modified, replaced or waived Commitment Letter will be deemed to be “Financing” as such term is used in this Agreement.
(b)   (i) DFHT and each party specified below, as applicable, shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to (i) with respect to DFHT, maintain in effect the Commitment Letter in accordance with the terms and subject to the conditions thereof, (ii) with respect to DFHT, negotiate and enter into, all definitive agreements with respect to the Financing contemplated by the Commitment Letter on the terms and subject to the conditions set forth in the Commitment Letter and the Fee Letter(s) (as modified, to the extent exercised, by the flex provisions applicable thereto subject to subclauses (A) and (B) or this clause (ii)) or otherwise consistent in all material respects with the Commitment Letter and on other terms that would not (A) reduce the aggregate principal amount of the Financing (unless the Deerfield PIPE, Deerfield Sponsor PIPE and/or the PIPE Investment is increased by a corresponding amount), or (B) impose new or additional conditions, or otherwise expand or adversely amend or modify any of the conditions, to the receipt of the Financing, (iii) with respect to each of DFHT and each Company, satisfy on a timely basis all conditions and covenants in such definitive agreements that are applicable to such party or that are within such party’s control and, with respect to DFHT, consummate the Financing at or prior to the Closing (including, if necessary, any “flex” provisions), (iv) with respect to DFHT, comply with its obligations under the Commitment Letter and the Fee Letter(s) and each definitive agreement with respect thereto and, to, with respect to DFHT and each Company, subject to Section 6.29 hereof, use its commercially reasonable efforts to timely assist in the preparation of the necessary offering circulars, private placement memoranda or other offering documents or marketing materials with respect to the Financing, and (v) with respect to DFHT, enforce its rights under the Commitment Letter in the event of a breach by the Financing Sources that impedes or delays the Closing, including by seeking specific performance of the parties thereunder if necessary. DFHT shall keep the other parties reasonably informed on a current basis and in reasonable detail of the status of its efforts to arrange the Financing as requested by the Companies for purposes of monitoring the progress of the financing activities and to the extent not prohibited by the confidentiality provisions thereof and shall promptly provide drafts and final copies of the definitive principal documents provided to or by the Financing Sources or otherwise related to the Commitment Letter. DFHT shall give the other party prompt written notice of (A) the receipt by such party of any written notice from any Person with respect to any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any breach or default), termination or repudiation by any party to the Commitment Letter, any Fee Letter or any other definitive document related to the Financing, (B) the receipt of any written notice or other written communication from any Person with respect to any (i) actual or potential breach, default, termination or repudiation by any party to the Commitment Letter or any definitive document related to the Financing, (ii) material dispute or disagreement between or among any parties to the Commitment Letter or any definitive document related to the Financing, (iii) if for any reason DFHT believes in good faith that there is any event or condition that is reasonably likely to have, individually or in the aggregate, a material adverse impact on the Financing contemplated in the Commitment Letter, including a material possibility that DFHT will not be able to obtain all or any portion of the Financing on the terms, in the manner or form of the sources contemplated by the Financing or the Commitment Letter; provided, that in no event will any party be under any obligation to disclose any information that (x) is subject to attorney-client, attorney work product or other legal privilege or doctrine if such party shall have used its commercially reasonable efforts to disclose such information in a manner that would not waive such privilege or doctrine or (y) would contravene any applicable law. As soon as reasonably practicable, but in any event within two (2) Business Days after the date the Companies deliver to DFHT a written request, DFHT, shall provide any information reasonably requested by the Companies relating to any circumstance referred to in clause (A), (B) or (C) of the immediately preceding sentence. Notwithstanding anything to the contrary set forth herein, each Company’s obligations under this Section 6.28 and Section 6.29 below shall be limited to those actions reasonably requested by DFHT, and no Company shall take any substantive action in connection with the Financing, including those set forth in the preceding sentence, except at the request of DFHT and in each case, subject to the proviso and reimbursement obligations in Section 6.29(a).
(c)   DFHT shall use its commercially reasonable efforts to cause the lenders and any other Persons providing Financing to fund on the Closing Date the Financing required to consummate the transactions contemplated by this Agreement and the other transactions contemplated by the Commitment Letter.
(d)   If the Commitment Letter shall be terminated for any reason, or if any portion of the Financing becomes unavailable on the terms and conditions (including any “flex” provisions) contemplated in the Commitment Letter, DFHT shall use its commercially reasonable efforts to obtain alternative financing from alternative sources as promptly as practicable following the occurrence of such event, on terms and conditions not materially less favorable (taken as a whole) to DFHT or the Companies than those set forth in the Commitment Letter and the related Fee Letter(s) (including any “flex” provisions) and in an amount at least equal to the Financing or such unavailable portion thereof, as the case may be (the “Alternate Financing”), and to obtain a new financing commitment letter with respect to such Alternate Financing (the “New Commitment Letter”), which shall replace the existing Commitment Letter, a true and complete copy of which (together with any related fee or other letter but excluding fee, “market flex” and other economic terms which are customarily redacted in transactions of this type) shall be promptly provided to the Companies; provided that, if the parties proceed with the Alternate Financing, they shall be subject to the same obligations as set forth in this Section 6.28. In the event any New Commitment Letter is obtained, (x) any reference in this Agreement to the “Financing” shall mean the financing contemplated by the Commitment Letter as modified pursuant to clause (y) below, (y) any reference in this Agreement to the “Commitment Letter” shall be deemed to include the Commitment Letter that is not superseded by a New Commitment Letter at the time in question and any New Commitment Letter to the extent then in effect and (z) any reference in this Agreement to “Fee Letter” shall be deemed to include any fee or other letter relating to the Commitment Letters that are not superseded by a New Commitment Letter at the time in question and any New Commitment Letter to the extent then in effect.
Section 6.29   Financing Cooperation.
(a)   Prior to the Closing, each Company shall, and shall cause each of its respective Subsidiaries to use commercially reasonable efforts to provide such cooperation as requested by DFHT and is customary for financings of the type contemplated by the Commitment Letter and as is reasonably necessary in connection with arranging and obtaining the Financing (it being understood that (i) the cooperation of CareMax shall be limited to the CareMax Group and matters related thereto and (ii) the cooperation of IMC shall be limited to IMC Parent and matters related thereto), including:
(i) reasonably assisting with the preparation of a confidential information memorandum or similar offering document for the Financing and customary rating agency presentations;
(ii) furnishing to the sources of Financing as promptly as practicable all financial information required to be made available pursuant to Sections 5 and 6 of Annex C to the Commitment Letter;
(iii) using commercially reasonable efforts to obtain accountants’ comfort letters, consents, legal opinions, surveys and title insurance, as reasonably requested by the Financing Sources;
(iv) taking all commercially reasonable actions necessary to (A) permit the prospective lenders involved in the Financing to evaluate such Company Group’s current assets, cash management and accounting systems, policies and procedures relating thereto for the purpose of establishing collateral arrangements to the extent customary and reasonable and (B) establish bank and other accounts and blocked account agreements and lock box arrangements to the extent necessary in connection with the Financing;
(v) assisting in preparation for and participation upon reasonable advance notice in a reasonable number of meetings and calls, drafting sessions, rating agency presentations, road shows and due diligence sessions (including accounting due diligence sessions) and sessions with prospective lenders, investors and ratings agencies, and assisting in obtaining ratings as contemplated by the Financing;
(vi) assisting the Financing Sources in the preparation of (A) offering documents, private placement memoranda, bank information memoranda, prospectuses and similar marketing documents for any of the Financing, including the execution and delivery of customary representation letters in connection with bank information memoranda authorizing the distribution of information to prospective lenders and identifying any portion of such information that constitutes material, nonpublic information regarding DFHT, each Company or any of their respective Subsidiaries or their respective securities, provided that any such letter executed by DFHT shall contain knowledge qualifiers with respect to information regarding DFHT or their respective Subsidiaries, and (B) customary materials for rating agency presentations;
(vii) as promptly as reasonably practicable (A) furnishing the Financing Sources and their respective Representatives with the applicable Required Information and (B) inform the parties hereto if the chief executive officer, chief financial officer, treasurer or controller of DFHT or a Company or any member of a Company Board shall have actual knowledge of any facts as a result of which a restatement of any financial statements comprising a portion of the applicable Required Information in order for such financial statements to comply with GAAP is probable;
(viii) providing customary representations in connection with the preparation of financial statements and other financial data of DFHT, the Companies and their respective Subsidiaries and requesting accountants’ consents in connection with the use of such Person’s financial statements in offering documents, prospectuses, Current Reports on Form 8-K and other documents to be filed with the SEC, if necessary;
(ix) using commercially reasonable efforts in connection with the preparation of pro forma financial information and financial statements to the extent required by SEC rules and regulations or necessary or reasonably required by the Financing Sources to be included in any offering documents; provided that neither the Company nor any of its Subsidiaries or Representatives shall be responsible in any manner for information relating to (A) the proposed debt and equity capitalization that is required for such pro forma financial information or assumed interest rates, dividends (if any) and fees and expenses relating to such debt and equity capitalization or (B) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Financing;
(x) executing and delivering (effective as of (but not before) the Closing) any credit agreements, indentures, pledge and security documents, other definitive financing documents, or other certificates, or documents as may be reasonably requested by the Financing Sources, including a certificate of the chief financial officer of the borrower or issuer of such Financing with respect to solvency matters in the form set forth as an annex to the Commitment Letter and otherwise facilitating the pledging of collateral (including (x) cooperation in connection with efforts to obtain environmental assessments and title insurance) and (y) using commercially reasonable efforts to procure customary (e.g., local counsel) legal opinions;
(xi) to the extent the same become necessary in connection with the Financing, obtaining waivers, consents, estoppels and approvals from other parties to material leases, encumbrances and Contracts relating to each member of any Company Group (including by arranging discussions among DFHT, each Company and the Financing Sources and their respective Representatives with other parties to such material leases, encumbrances and Contracts as of the Closing);
(xii) taking all corporate actions, subject to the occurrence of the Closing that are necessary or customary to permit the consummation of the Financing; and
(xiii) providing at least three (3) Business Days prior to the Closing Date all documentation and other information required by applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act to the extent reasonably requested at least ten (10) Business Days prior to the anticipated Closing Date;

provided that (1) nothing herein shall require such cooperation to the extent it would require a Company or DFHT or its respective Affiliates to waive or amend any terms of this Agreement or any other Contract to which any of them is a party or to agree to pay any fees, reimburse any expenses or, with respect to the Company, give any indemnities prior to the Closing, or to incur any liabilities or, with respect to the Company, give any indemnities, that are effective prior to the Closing, (2) nothing herein shall require such cooperation from each Company or its Affiliates to the extent it would, in such Company’s reasonable judgment, unreasonably interfere with the ongoing operations of the Company or its respective Affiliates, (3) no action, liability or obligation of the Company or its respective Affiliates under any certificate, agreement, arrangement, document or instrument relating to the Financing shall be effective until the Closing, (4) no Company or any of its respective Subsidiaries shall be required to take any action that would subject it to liability, to bear any cost or expense or to pay any commitment or other similar fee or make any other payment or incur any other liability or provide or agree to provide any indemnity in connection with the Financing or any of the foregoing, (5) neither the Companies nor any of their respective Affiliates shall be required to issue any offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents required in relation to the Financing, but such documents shall contain disclosure and financial statements reflecting the Company as an obligor following the Closing and the Companies shall prepare such documents and (6) notwithstanding anything to the contrary in this Section 6.29, neither the Companies nor any of its respective Affiliates shall be required prior to the Closing to undertake any obligation or execute any definitive financing documents, including any credit or other agreements, pledge or security documents, or other certificates, legal opinions or documents in connection with the Financing. Each of DFHT and each Company and its respective Representatives shall be given a reasonable opportunity to review and comment on any financing documents and any materials that are to be presented during any lender syndication or roadshow meetings conducted in connection with the Financing, and each of DFHT and each Company shall give due consideration to all reasonable additions, deletions or changes suggested by such Company or DFHT and its respective Representatives. DFHT will (x) reimburse each Company and its Subsidiaries for any out-of-pocket costs and expenses (including attorneys’ fees) incurred or otherwise payable by the Company or its Subsidiaries in connection with their cooperation pursuant to this Section 6.29 and (y) indemnify and hold harmless the Companies and their Subsidiaries, and the directors, officers, employees, attorneys, accountants, consultants, agents, successors and assigns of each of the foregoing Persons from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in complying with their obligations in connection with the arrangement of the Financing (including actions taken in accordance with this Section 6.29) and any information utilized in connection therewith.
(b) All information provided by each Company or any of its respective Affiliates or any of their respective Representatives pursuant to this Section 6.29 shall be kept confidential in accordance with each of the Confidentiality Agreements, except that DFHT shall be permitted to disclose such information to the parties to the Commitment Letter and to any other sources of the Financing, rating agencies and prospective lenders during syndication of the Financing subject to the sources of Financings, ratings agencies and prospective lenders entering into confidentiality undertakings with respect to such information on terms reasonably acceptable to the Companies (it being understood that the confidentiality undertakings in the Commitment Letter are acceptable to the Companies).
(c) Except for the representations and warranties of the Company set forth in Article IV of this Agreement, each Company shall not have any liability to DFHT, Deerfield Partners, the CareMax Group or IMC Parent in respect of any financial statements, other financial information or data or other information provided pursuant to this Section 6.29.
(d) The Companies hereby consent to the use of each member of the Company Group’s logos in connection with the marketing of the Financing; provided that such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage any member of the Company Group or the reputation or goodwill of any member of the Company Group.
(e) Each of DFHT and each Company shall, and shall cause its respective Subsidiaries to, use commercially reasonable efforts to periodically update any Required Information as may be necessary so that such Required Information is compliant. DFHT agrees to (i) file all reports on Form 10-K and Form 10-Q and Form 8-K, to the extent required to include financial information pursuant to

Item 9.01 thereof, and (ii) use commercially reasonable efforts to file all other Forms 8-K, in each case, required to be filed with the SEC pursuant to the Exchange Act prior to the Closing Date in accordance with the time periods required by the Exchange Act. In addition, if, in connection with a marketing effort contemplated by the Financing, the Company reasonably requests DFHT to file a Current Report on Form 8-K pursuant to the Exchange Act that contains material non-public information with respect to DFHT and its Subsidiaries, which the Company reasonably determines to include in a customary offering memorandum for the Financing, then, upon DFHT’s review of and reasonable satisfaction with such filing, DFHT shall file such Current Report on Form 8-K.
Section 6.30   PPP Escrow Account.   With respect to each PPP Loan:
(a)   From time to time, upon the final, non-appealable and irrevocable determination by the applicable Governmental Authority that all or any portion of each respective PPP Loan has been forgiven (such forgiven amount with respect to such PPP Loan, the “Applicable Forgiven Amount”), the CareMax Representative and DFHT shall deliver joint written instructions to the PPP Escrow Agent instructing the PPP Escrow Agent to release from the applicable PPP Escrow Account an amount equal to the Applicable Forgiven Amount to the applicable member of the CareMax Group (subject to the adjustment for the final determination of additional Taxes described below in this Section 6.30(a)). Upon actual receipt of such amount equal to the Applicable Forgiven Amount from the PPP Escrow Agent, the Escrow Agent shall promptly pay to the applicable borrower of the CareMax Group, in cash by wire transfer of immediately available funds, to an account designated in writing to the Escrow Agent by the Sellers, an amount equal to (i) the Applicable Forgiven Amount minus (ii) the aggregate amount of any additional Taxes payable by DFHT or its Affiliates (including the applicable Company(ies)) (for these purposes, treating DFHT as an individual resident of the state of Florida) following the Closing that are directly attributable to the forgiveness of the Applicable Forgiven Amount (including, without limitations, non-deductibility of payments under IRS Notice 2020- 32 and Rev. Rul. 2020-27, 2020-50 IRB 1552, as such Notice or Revenue Ruling may be revised, modified, or amplified and any applicable state income tax legislation or guidance regarding the disallowance of deductions in connection with forgiven PPP Loans) (such net amount, the “Applicable Net Governmental PPP Program Proceeds Release Amount”). The amount of additional Taxes described in clause (ii) above shall be determined on a “with and without” basis, and shall equal the excess (if any) of (A) the aggregate amount of any Taxes payable by DFHT or its Affiliates (including the applicable Company(ies)) over (B) the aggregate amount of any Taxes payable by DFHT or its Affiliates (including the applicable Company(ies)) assuming that the Applicable Forgiven Amount were not forgiven. In the event the amount of additional Taxes described in clause (ii) above is not finally determined at the time of the determination of the Applicable Forgiven Amount, the CareMax Representative shall, in accordance with the procedures described above: (i) cause the PPP Escrow Agent to distribute sixty percent (60%) of the Applicable Forgiven Amount to the applicable member of the CareMax Group, which shall promptly pay such amount to the applicable borrower, and (ii) upon the final determination of such additional Taxes, cause the PPP Escrow Agent to distribute the remaining forty percent (40%) of the Applicable Forgiven Amount to the applicable member of the CareMax Group, which shall promptly pay an amount to the applicable borrower equal to (x) the remaining forty percent (40%) of the Applicable Forgiven Amount, minus (y) the amount of such additional Taxes, as finally determined. For the avoidance of doubt, no Applicable Net Governmental PPP Program Proceeds Release Amount shall exist in respect of any portion of the PPP Loan unless there is an Applicable Forgiven Amount that has been actually received by the applicable Company(ies) from the PPP Escrow Account.
(b)   From time to time, upon any determination by the applicable Governmental Authority that any application for forgiveness in respect of all or any portion of a PPP Loan amount has been denied (such amount, the “Applicable Return Amount”), the CareMax Representative shall deliver joint written instructions to the PPP Escrow Agent instructing the PPP Escrow Agent to (x) release from the PPP Escrow Account an amount equal to the Applicable Return Amount to the PPP Lender (or it designee) and (y) if applicable, use commercially reasonable efforts to take such further or other actions to cause the return of the Applicable Return Amount to the PPP Lender (or it designee).
(c)   The Sellers and DFHT shall work jointly on, and keep each apprised of, any and all communications with the PPP Lender and the applicable Governmental Authority with respect to matters involving the determination of the Applicable Forgiven Amount, and will provide, or cause to be provided, any records or other information requested by the PPP Lender or the applicable Governmental Authority in connection therewith. In connection with the foregoing, as and when reasonably requested by DFHT, the Sellers’ and the CareMax Representative will execute and deliver, or cause to be executed and delivered, all such documents, instruments and assurances and will take, or cause to be taken, all such further or other reasonable actions, as DFHT or may reasonably deem necessary or desirable in connection therewith.
(d)   The Sellers and DFHT shall, in accordance with Revenue Ruling 2020-27, report any payments which are non-deductible for Tax purposes under IRS Notice 2020-32 in a Pre-Closing Tax Period.
Section 6.31   Lockup Agreements.   None of the Parties shall take any action or inaction that would cause any Lockup Agreement, the Deerfield PIPE Agreement, the Deerfield Sponsor PIPE Agreement, the Consent and Waiver Letter Agreement, the Subscription Agreements or the A&R Registration Rights Agreement, to be amended or not effective on or before the Closing.
ARTICLE VII
CONDITIONS PRECEDENT
Section 7.01   Conditions to Each Party’s Obligations.   The respective obligations of each Party to effect the Transactions are subject to the satisfaction or written waiver (by the Party for whose benefit such condition exists ), in whole or in part, to the extent such conditions can be waived (to the extent permitted by applicable Law) at or prior to the Closing, of the following conditions:
(a)   Regulatory Approvals.   All required waiting periods or approvals applicable to this Agreement and the transactions contemplated hereby under the HSR Act and all applicable Antitrust Laws shall have expired, been received or terminated.
(b)   No Injunctions or Restraints.   No applicable Law or injunction enacted, entered, promulgated, enforced or issued by any Governmental Authority or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect.
(c)   DFHT Stockholder Approvals.   The DFHT Stockholder Approvals shall have been obtained.
(d)   Net Tangible Assets.   DFHT shall not redeem DFHT Class A Common Stock in an amount that would cause DFHT to have net tangible assets of less than $5,000,001.
Section 7.02   Conditions to Obligations of DFHT.   The obligations of DFHT to consummate Transactions are subject to the satisfaction (or written waiver by DFHT, in whole or in part, to the extent such conditions can be waived) at or prior to the Closing, of the following conditions:
(a)   Representations and Warranties of the Sellers.   (i) the Fundamental Representations of each Seller shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the Closing Date, as though made on and as of the Closing Date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date) and (ii) the other representations and warranties of each Sellers set forth in Article III (Representations and Warranties of the Sellers) of this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or similar qualifier) in all material respects as of the Closing Date, as though made on and as of the Closing Date (other than any representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct on the date so specified), except where the failure of such representations and warranties in clause (ii) to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Material Adverse Effect.

(b)   Representations and Warranties of the Companies.   (i) The Fundamental Representations of each Company shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the Closing Date as though made on and as of the Closing Date (other than any such representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct on the date so specified) and (ii) the other representations and warranties of each Company set forth in Article IV (Representation and Warranties of the Companies) of this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or similar qualifier) in all material respects as of the Closing Date as though made on and as of the Closing Date (other than any representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct on the date so specified), except where the failure of such representations and warranties in clause (ii) to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Material Adverse Effect.
(c)   Performance of Obligations of the Company.   Each Company and Seller shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by such Company or Seller prior to or at the time of the Closing.
(d)   No Material Adverse Effect.   From the date of this Agreement, there shall not have occurred any Material Adverse Effect, nor shall any event, circumstance, change, development or effect have occurred that, individually or in the aggregate, with or without the lapse of time, would result in a Material Adverse Effect.
(e)   Caremax Pre-Closing Reorganization.   The Caremax Pre-Closing Reorganization shall have been consummated to the reasonable satisfaction of DFHT.
(f)   Pre-Closing Actions.   The Pre-Closing Actions (which solely to the extent are specified as a “condition to close” on Section 6.24 of the Company Disclosure Schedules) shall have been completed to the reasonable satisfaction of DFHT.
(g)   Dormant Entities.   The Pre-Closing Transfer shall have been consummated to the reasonable satisfaction of DFHT.
(h)   Closing Deliverables. The Sellers and the Companies shall have delivered (or be ready, willing and able to deliver at Closing) to DFHT, the documents and other items required to be delivered by them under Section 2.02(a) and Section 2.02(b).
Section 7.03   Conditions to the Obligations of the Sellers and the Companies.   The obligations of the Sellers and the Companies to consummate the Transactions are subject to the satisfaction (or written waiver by each Seller, in whole or in part, to the extent such conditions can be waived) at or prior to the Closing of the following conditions:
(a)   Representations and Warranties of DFHT.   (i) The representations and warranties of DFHT set forth in Section 5.01(Corporate Organization), Section 5.02 (Due Authorization), Section 5.09 (Brokers), and Section 5.13 (Capitalization) shall be true and correct (without giving effect to any limitation as to “materiality” or “DFHT Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the Closing Date as though made on and as of the Closing Date (other than any representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct in all material respects as of such earlier date) and (ii) the other representations and warranties of DFHT set forth in Article V (Representations and Warranties of DFHT) of this Agreement shall be true and correct (without giving effect to any limitation as to “materiality” or “DFHT Material Adverse Effect” or any similar limitation set forth herein ) as of the Closing Date as though made on and as of the Closing Date (other than any representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not result in a DFHT Material Adverse Effect.
(b)   Performance of Obligations of DFHT.   DFHT shall have performed or complied in all respects with all obligations and covenants required by this Agreement to be performed or complied with by it prior to or at the time of the Closing.

(c)   Closing Deliverables.   DFHT shall have delivered (or be ready, willing and able to deliver at Closing) to the Sellers the documents and other items required to be delivered by DFHT under Section 2.02(c).
(d)   Stock Exchange Listing.   DFHT shall cause the DFHT Class A Common Stock to be issued in connection with the Transactions to be approved for listing on NASDAQ as immediately following the issuance thereof, subject to official notice of issuance, prior to the Closing Date.
(e)   Available Cash.   After giving effect to (i) the exercise of redemption rights by holders of the outstanding shares of DFHT Class A Common Stock and (ii) the sale and issuance by DFHT of DFHT Class A Common Stock pursuant to the Deerfield PIPE Agreement, the Deerfield Sponsor PIPE Agreement, the Subscription Agreements and the sale and issuance by DFHT of any other securities of DFHT in accordance with the provisions of this Agreement between the date of this Agreement and the Closing, the amount of cash available to DFHT in the aggregate, including amounts held in the Trust Account shall be equal to at least $50,000,000.
Section 7.04   Frustration of Closing Conditions.   Neither DFHT, the Sellers nor the Companies may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by such Party’s failure to act in good faith or to use its commercially reasonable efforts to cause the Closing to occur, as required by Section 6.03 (Efforts to Consummate; Consents and Filings).
ARTICLE VIII
SURVIVAL; RELEASE; REMEDIES
Section 8.01   Survival.   The representations and warranties of the Parties contained in this Agreement will not survive beyond the Closing, and no claim for breach of any such representation or warranty with respect thereto may be brought after the Closing against any Party or any of their respective Affiliates or Representatives, and there will be no liability in respect thereof, whether such liability has accrued prior to or after the Closing, on the part of any Party, their Affiliates, and their Representatives; except, that the covenants and agreements set forth in this Agreement that are required to be performed, in whole or in part, after the Closing, shall survive the Closing in accordance with their terms and nothing herein shall limit or restrict any rights, claims or remedies in respect thereof or liability with respect thereto.
Section 8.02   Mutual Release.
(a)   DFHT acknowledges and agrees (and shall cause its Subsidiaries (including, after the Closing, the Company Group) to acknowledge and agree) that, from and after the Closing, to the fullest extent permitted under applicable Law, any and all rights, other claims and causes of Action it may have against the Sellers and their respective officers, directors, managers, employees, agents, and direct and indirect equityholders, and which are based on acts, events or omissions occurring from the beginning of time up to and including the Closing (other than with respect to matters and obligations that survive the Closing solely pursuant to Section 8.01), whether arising under, or based upon, any applicable Law or otherwise (including any right, whether arising at law or in equity, to seek indemnification, contribution, cost recovery, damages or any other recourse or remedy, including as may arise under common law), in connection with the transactions contemplated by this Agreement and the Related Documents, are hereby irrevocably released and waived. Notwithstanding the foregoing, nothing in this Section 8.02(a) shall be construed to constitute a waiver or release of (i) any claim or cause of Action that DFHT may have under this Agreement or any Related Documents, (ii) any claim arising from any action or inaction constituting Fraud on the part of such Sellers, its Subsidiaries and their respective officers, directors, managers, employees, agents, and direct and indirect equityholders, or (iii) the obligations of any insurer under any insurance policy.
(b)   Each Seller acknowledges and agrees (and shall cause its Subsidiaries and each of their Representatives to acknowledge and agree) that, from and after the Closing, to the fullest extent permitted under applicable Law, any and all rights, other claims and causes of Action it may have against DFHT and its Subsidiaries (including, after the Closing, the Company Group) and each of their respective past, present or future officers, directors, managers, employees, agents, and direct and indirect equityholders, and which are based on acts, events or omissions occurring from the beginning of time up to and including the Closing (other than with respect to matters and obligations that survive the Closing solely pursuant to Section 8.01), including in respect to the accuracy of the Estimated Closing Statement or otherwise relating to such Seller’s acquisition, ownership, control or sale of DFHT Class A Common Stock, whether arising under, or based upon, any applicable Law or otherwise (including any right, whether arising at law or in equity, to seek indemnification, contribution, cost recovery, damages or any other recourse or remedy, including as may arise under common law), in connection with the transactions contemplated by this Agreement and the Related Documents are hereby irrevocably released and waived. Notwithstanding the foregoing, nothing in this Section 8.02(b) shall be construed to constitute a waiver or release of (i) any claim or cause of Action that Sellers may have under this Agreement or any Related Documents, (ii) any rights to indemnification to the extent provided for in the DFHT Organizational Documents, (iii) the obligations of any insurer under any insurance policy (including any insurance policy obtained pursuant to Section 6.08), or (iv) any claim arising from any action or inaction constituting Fraud on the part of DFHT, its Subsidiaries and each of their respective officers, directors, managers, employees, agents, and direct and indirect equityholders.
(c)   The Parties hereto agree that the limits imposed on each other’s remedies with respect to this Agreement and the transactions contemplated hereby were specifically bargained for between sophisticated parties and were specifically taken into account in the determination of the consideration to be paid hereunder. Each of the Parties acknowledges that the Laws of many states provide substantially the following: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” Each of the Parties acknowledges that such provisions are designed to protect a Party from waiving claims which it does not know exist or may exist. Nonetheless, each of the Parties agrees that, effective as of the Closing, it shall be deemed to waive any such provision and acknowledges that it may hereafter discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter of the claims released pursuant to Section 8.02(a) and Section 8.02(b), but that it intends to and, by operation of this Agreement shall have, fully, finally and forever waived and released any and all claims thereunder without regard to the subsequent discovery of existence of such different or additional facts.
Section 8.03   Exclusive Remedies.   The remedies provided in this Article VIII and the rights to enforce this Agreement and the Related Documents in accordance with their terms shall be deemed the sole and exclusive remedies of the Parties, from and after the Closing Date, with respect to any and all claims arising out of or related to this Agreement or in connection with the Transactions, except that nothing in this Agreement (a) will limit the Parties’ rights to seek injunctive relief or other equitable remedies in accordance with this Agreement, (b) shall prevent the Parties from bringing an action for Fraud, or (c) limit the right of any Person to pursue remedies under any Related Documents pursuant to the terms thereto. Further, nothing herein will prohibit, restrict or limit DFHT or any of its Affiliates from obtaining any remedies they may have against any insurer so long as such policy does not provide subrogation rights against any Seller.
ARTICLE IX
TERMINATION
Section 9.01   Termination.   This Agreement may be terminated and the Transactions abandoned at any time prior to the Closing:
(a)   by mutual written consent of the Sellers, the Companies, DFHT;
(b)   by either Seller, the Companies or DFHT, if the Closing does not occur prior to August 6, 2021 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 9.01(b) shall not be available to (i) a Party whose breach of or failure to perform any of its representations, warranties, covenants, agreements or other obligations contained in this Agreement has been the cause of or has resulted in the failure of the Closing to occur on or prior to the Outside Date or (ii) DFHT if either Seller is pursuing an Action seeking an injunction or specific performance with respect to DFHT’s obligations under this Agreement;
(c)   by DFHT, upon written notice to each Company and each Seller, if any Company breaches or fails to perform in any material respect any of its representations, warranties or covenants set forth in this Agreement and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.01 (Conditions to Each Party’s Obligations) or Section 7.02 (Conditions to Obligations of DFHT), (B) cannot be or has not been cured by the earlier of the Outside Date or within thirty (30) days following delivery by DFHT of written notice to the Company or Seller, as applicable of such breach or failure to perform and (C) has not been waived in writing by DFHT;
(d)   by either Seller, upon written notice to DFHT and the other Seller, if DFHT breaches or fails to perform in any material respect any of its representations, warranties or covenants set forth in this Agreement and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.01 (Conditions to Each Party’s Obligations) or Section 7.03 (Conditions to the Obligations of the Companies and the Sellers), (B) cannot be or has not been cured by the earlier of the Outside Date or within thirty (30) days following delivery by the Company or Seller, as applicable, of written notice to DFHT of such breach or failure to perform and (C) has not been waived in writing by each Seller;
(e)   by either DFHT or either Seller if there shall be in effect a final non-appealable Law or injunction preventing the consummation of the Transactions; provided that neither DFHT nor the Sellers shall have the right to terminate this Agreement pursuant to this Section 9.01(e) if any action of such Party or failure of such Party to perform or comply with its obligations under this Agreement shall have caused such Law or injunction and such action or failure to perform constitutes a breach of this Agreement; and
(f)   by either Seller, the Companies or DFHT, upon written notice to the other Parties, if the DFHT Stockholder Approvals are not granted at the DFHT Stockholders Meeting (subject to any adjournment or recess of the meeting).
Section 9.02   Effect of Termination.   If this Agreement is terminated and the Transactions are abandoned as described in Section 9.01 (Termination), this Agreement shall become null and void and of no further force and effect, without any liability on the part of any Party (or any equityholder, member, director, manager, officer, employee, Affiliate, agent, consultant or representative of such Party) to the other Parties or any other Person; provided, that (a) no such termination shall relieve any Party from liability incurred as a result of the Willful Breach by such Party of this Agreement or such Party’s Fraud, in which case such Party shall be fully liable for any and all liabilities and damages incurred or suffered by the other Party as a result of such Willful Breach or Fraud, and (b) the provisions of this Section 9.02 and Section 3.04 (Brokers’ and Finders’ Fees), Section 4.16 (Brokers’ Fees), Section 6.04(a) (Expenses), Section 6.18 (Confidentiality), Article X (GENERAL PROVISIONS), and any other Section or Article of this Agreement referenced in the aforementioned provisions that are required to survive in order to give appropriate effect to such provisions (including any corresponding definitions set forth in Annex II (Definitions)), shall in each case survive any termination of this Agreement.
ARTICLE X
GENERAL PROVISIONS
Section 10.01   Notices.   All notices, requests, claims, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or such other address for a Party as shall be specified in a notice given in accordance with this Section 10.01):

(a)
if to DFHT or, following the Closing, to the Companies, to:

Deerfield Healthcare Technology Acquisitions Corp.
780 Third Avenue
New York, New York 10017
Email:
chris.wolfe@dfbhealthcare.com

Attention:
Chris Wolfe

with copies to:
White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Email:
joel.rubinstein@whitecase.com
bryan.luchs@whitecase.com

Attention:
Joel Rubinstein
Bryan J. Luchs

(b)
if, prior to the Closing, to the CareMax Group or CareMax, to:

CareMax Medical Group, L.L.C.
8700 West Flagler Street, St. 400
Email:
carlos@caremax.net and jdevera@caremax.net

Attention:
Carlos A. de Solo and Joseph N. DeVera

and
DLA Piper LLP (US)
200 S. Biscayne Blvd., St. 2500
Miami, Florida 33131
Email:
Joshua.Samek@us.dlapiper.com and
Russell.Sass@us.dlapiper.com

Attention:
Joshua M. Samek and Russell Sass

(c)
if, prior to the Closing, to IMC Parent or IMC, to:

IMC Holdings, LLC
c/o Comvest Investment Partners Holdings, LLC
525 Okeechobee Boulevard, Suite 1010
West Palm Beach, Florida 33401
Email:
r.marrero@comvest.com and m.griffin@comvest.com

Attention:
Roger Marrero and Marshall Griffin

with copies to:
McDermott Will & Emery LLP
333 Avenue of the Americas, Suite 4500
Miami, Florida 33131
Email:
flevenson@mwe.com, ibarakat@mwe.com and
mhacker@mwe.com

Attention:
Fred Levenson, Ibrahim Barakat, and Michael Hacker

(d)
if to Deerfield Partners, to:

Deerfield Partners, L.P.
780 Third Avenue, 37th Floor
New York, NY 10017
E-mail:
dclark@deerfield.com

Attn:
David J. Clark

with copies to:
Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, Illinois 60661
Attn:
Mark D. Wood

Email:
mark.wood@katten.com

and
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022
Attention:
Brian Hecht

Email:
brian.hecht@katten.com

Section 10.02   Severability.   It is the desire and intent of the Parties that the provisions of this Agreement be enforced to the fullest extent permissible under the Laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
Section 10.03   Specific Performance.   The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and the Related Documents and to enforce specifically the terms and provisions of this Agreement and the Related Documents.
Section 10.04   Entire Agreement.   This Agreement, the Related Documents and the Confidentiality Agreements (including the Exhibits and Schedules hereto and thereto) contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter. No Party shall be liable or bound to any other Party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein or in the Related Documents or the Confidentiality Agreements.
Section 10.05   Assignment.   This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any of the Parties, in whole or in part, without the prior written consent of each of the other Parties, which any such Party may withhold in its absolute discretion. Notwithstanding anything to the contrary herein, the provisions of this Section 10.05 and the provisions of Section 10.03, Section 10.08, Section 10.09, Section 10.10, Section 10.11 and Section 10.21, in each case, are intended to be, and shall be, for the benefit of and enforceable by the Financing Sources with respect to the Financing; provided that DFHT may, without the prior written consent of any Party hereto, collaterally assign their respective rights under this Agreement to any Financing Source or any party providing bona fide debt financing to the DFHT or its Affiliates as collateral security.
Section 10.06   No Third-Party Beneficiaries.   Except as set forth in the last sentence of this Section 10.06, this Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing in this Agreement expressed or implied shall give or be construed to give to any Person, other than the Parties and such successors and permitted assigns, any legal or equitable rights under this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, (a) if the Closing occurs, (i) each of the D&O Indemnified Persons shall be a third-party beneficiary of the provisions set forth in Section 6.08 (Directors’ and Officers’ Indemnification and Insurance) and (ii) the Sellers’ and the Companies’ Representatives shall be third-party beneficiaries of the last sentence of Section 6.08(a); and

(b) each of the Financing Sources contemplated hereby shall be made third-party beneficiaries as to this Section 10.06 and the provisions of Section 10.03, Section 10.05, Section 10.08, Section 10.09, Section 10.10, Section 10.11 and Section 10.21(d).
Section 10.07   Trust Account Waiver.   The Sellers and the Companies acknowledge that DFHT is a blank check company with the power and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Companies and one or more businesses or assets, and the Sellers and the Companies have read DFHT’s final prospectus related to the initial public offering dated July 16, 2020 filed with the SEC on July 20, 2020, the DFHT Organizational Documents, and the Trust Agreement and understand that DFHT has established the Trust Account described therein for the benefit of DFHT’s public stockholders and that disbursements from the Trust Account are available only in the limited circumstances set forth therein. The Sellers and the Companies further acknowledge and agree that DFHT’s sole assets consist of the cash proceeds of DFHT’s initial public offering and private placements of its securities, and that substantially all of these proceeds have been deposited in the Trust Account for the benefit of its public shareholders. The Sellers and the Companies further acknowledge that, if the Transactions are not consummated by August 6, 2021 or such later date as approved by the shareholders of DFHT to complete a Business Combination, DFHT will be obligated to return to its stockholders the amounts being held in the Trust Account. Accordingly, each of the Sellers and the Companies (on behalf of itself and its Affiliates) hereby waives any past, present or future claim of any kind against and any right to access the Trust Account to collect from the Trust Account any monies that may be owed to them by DFHT or any of its Affiliates for any reason whatsoever, and will not seek recourse against the Trust Account at any time for any reason whatsoever, including for any Willful Breach of this Agreement. The provisions of this Section 10.07 shall survive the termination of this Agreement for any reason.
Section 10.08   Amendment.   This Agreement may be amended by the Parties to this Agreement at any time before the Closing, by an instrument in writing signed on behalf of each Party, and cannot be amended or terminated orally or by course of conduct. Notwithstanding anything to the contrary herein, the provisions of this Section 10.08 and the provisions of Section 10.03, Section 10.05, Section 10.06, Section 10.09, Section 10.10, Section 10.11 and Section 10.21 (and any other provision (or any defined term) of this Agreement to the extent a waiver of such provision (or such defined term) would modify the substance of any of the foregoing provisions) may not be amended in a manner that is adverse in any material respect to a Financing Source, without the prior written consent of such Financing Source.
Section 10.09   No Waiver.   No provision of this Agreement may be waived unless such waiver is in writing and signed by the Party or Parties against whom such waiver is to be effective. No failure or delay of any Party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Parties are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder. Notwithstanding anything to the contrary herein, the provisions of this Section 10.09 and the provisions of Section 10.03, Section 10.05, Section 10.08, Section 10.10, Section 10.11 and Section 10.21 (and any other provision (or any defined term) of this Agreement to the extent a waiver of such provision (or such defined term) would modify the substance of any of the foregoing provisions) may not be waived in a manner that is adverse in any material respect to a Financing Source, without the prior written consent of such Financing Source.
Section 10.10   Governing Law; Jurisdiction.
(a)   This Agreement and all disputes, claims or controversies relating to, arising out of, or in connection with this Agreement shall be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to contracts executed in and to be performed in that State; provided that, notwithstanding the foregoing, except as otherwise set forth in the Commitment Letter as in effect as of the date of this Agreement, all actions, proceedings, causes of actions, claims, cross-claims or third party claims of any kind or description (whether at law, in equity, in contract, in tort, or otherwise) against any of the Financing Sources and any rights or obligations with respect to any of the Financing Sources, in any way relating to this Agreement, the Financing and the Commitment Letter or any of the transactions contemplated hereby and thereby, including the performance thereof or the Financing, shall be exclusively governed by, and construed in accordance with, the laws of the State of New York.
(b)   Each Party irrevocably agrees that any Action arising out of or relating to this Agreement brought by the other Party or its successors or assigns shall be brought and determined in the Court of Chancery of the State of Delaware (or, solely if such courts decline jurisdiction, in any federal court located in Wilmington, Delaware, or solely if such courts decline jurisdiction, in any state courts located in Wilmington, Delaware,), and each Party hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Action arising out of or relating to this Agreement and the Transactions. Each Party agrees not to commence any Action relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each Party further agrees that notice as provided herein shall constitute sufficient service of process and each Party further waives any argument that such service is insufficient. Each Party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the Transactions, (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Action in any such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each Party agrees that a final, non-appealable judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law. Notwithstanding the foregoing, each Party hereto agrees that it shall not, and it shall not permit any of its Affiliates to, bring or support anyone else in bringing any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against the Financing Sources in any way relating to this Agreement, the Financing, the Commitment Letter or any of the transactions contemplated hereby or thereby, including any dispute arising out of or relating in any way to the Commitment Letter, in any forum other than any New York State court or federal court sitting in the City of New York in the Borough of Manhattan (and appellate courts thereof) and each party hereto submits itself to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan in the City of New York and the United States District Court for the Southern District of New York and any appellate courts thereof with respect to any suit, action or proceeding against any Financing Source in connection with this Agreement, the Financing, the Commitment Letter and the transactions contemplated hereby and thereby, whether at law or in equity and whether in tort, contract or otherwise, and hereby agrees that it will not bring or support any such suit, action or proceeding in any other forum.
Section 10.11   Waiver of Jury Trial.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT, THE FINANCING, THE COMMITMENT LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10.11.

Section 10.12   Post-Closing Actions.   The Parties acknowledge and agree that from and after the Closing, the consent of a majority of the independent members of the Post-Closing DFHT Board shall be required to enforce, waive, make a claim or settlement on behalf of DFHT arising under or relating to this Agreement and any Related Document to which DFHT is a party, including in respect of DFHT’s rights and obligations under Section 1.03 (Earnout Consideration).
Section 10.13   CareMax Representative.
(a)   Each of the members of the CareMax Group, on behalf of itself and its successors and assigns, by execution and delivery of this Agreement, hereby irrevocably appoints O.M. Investment Group, Inc. as the CareMax Representative (the “CareMax Representative”), as each such Person’s agent, attorney-in-fact and Representative, with full power of substitution to act in the name, place and stead of such Person, to act on behalf of such Person from and after the date hereof in connection with this Agreement, and to act on behalf of each such Person in any amendment of or litigation or arbitration involving this Agreement, and to do or refrain from doing all such further acts and things, and to execute all such documents, as the CareMax Representative shall deem necessary or appropriate in conjunction with any of the Transactions, including: (i) sending or receiving notices or communications under this Agreement and the Related Documents to which the CareMax Representative is a Party, (ii) making or receiving any payments required to be made or received by the CareMax Group under this Agreement, (iii) negotiating, executing and delivering all ancillary agreements, statements, certificates, statements, notices, approvals, extensions, waivers, undertakings, amendments and other documents required or permitted to be given in connection with the consummation of the Transactions, (iv) terminating, amending or waiving on behalf of such Person any provision of this Agreement or any Related Documents to which the CareMax Representative is a Party; (v) signing on behalf of such Person any releases or other documents with respect to any dispute or remedy arising under this Agreement or any Related Documents to which the CareMax Representative is a Party; (vi) employing and obtaining the advice of legal counsel, accountants and other professional advisors as the CareMax Representative, in its reasonable discretion, deems necessary or advisable in the performance of its duties as the CareMax Representative and to rely on their advice and counsel; (vii) incurring and paying reasonable out-of-pocket costs and expenses, including fees of brokers, attorneys and accountants incurred pursuant to the Transactions; and (viii) otherwise enforcing the rights and obligations of any such Persons under this Agreement and the Related Documents to which the CareMax Representative is a Party, including giving and receiving all notices and communications hereunder or thereunder on behalf of such Person. All decisions and actions by the CareMax Representative, shall be binding upon the members of CareMax Group, CareMax and its respective Subsidiaries, successors and assigns, and neither they nor any other Party shall have the right to object, dissent, protest or otherwise contest the same. The provisions of this Section 10.13 are irrevocable and coupled with an interest and shall survive the bankruptcy, dissolution or liquidation of CareMax, the members of the CareMax Group or any of their respective Subsidiaries. The CareMax Representative hereby accepts its appointment and authorization as the CareMax Representative under this Agreement.
(b)   The CareMax Representative shall not be liable for any act done or omitted under this Agreement or any Related Document as the CareMax Representative while acting in good faith and without willful misconduct or gross negligence, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The CareMax Representative shall be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine, including facsimiles or copies thereof, and no Person shall have any liability for relying on the CareMax Representative in the foregoing manner. In connection with the performance of its rights and obligations hereunder, the CareMax Representative shall have the right at any time and from time to time to select and engage, at the sole cost and expense of CareMax, attorneys, accountants, investment bankers, advisors, consultants and clerical personnel and obtain such other professional and expert assistance, maintain such records and incur other out-of-pocket expenses (including court costs and filing fees), in each case, as the CareMax Representative may deem necessary or appropriate from time to time, and to the extent not directly paid by CareMax, CareMax shall promptly upon request by the CareMax Representative advance any such costs and expenses to the CareMax Representative in connection therewith. All of the immunities, releases and powers granted to the CareMax Representative under this Section 10.13 shall survive the Closing and continue indefinitely.
(c)   The Person serving as the CareMax Representative may resign upon ten (10) days’ prior written notice to CareMax, provided, that the CareMax Representative appoints in writing a replacement CareMax Representative. Each successor CareMax Representative shall have all of the power, authority, rights and privileges conferred by this Agreement upon the original CareMax Representative, and the term “CareMax Representative” as used herein shall be deemed to include any such successor CareMax Representatives.
Section 10.14   Disclosure Schedules.   The information set forth in this Agreement and the Disclosure Schedules attached hereto is disclosed solely for purposes of this Agreement, and no information set forth herein or therein shall be deemed to be an admission by any Party to any Person (including any other Party) of any matter whatsoever (including any violation of Law or breach of Contract). Notwithstanding any provision of this Agreement or anything to the contrary contained in the Disclosure Schedules, the information and disclosures contained in any section or subsection of the Disclosure Schedules shall be deemed to be disclosed with respect to, and qualify, any representation or warranty of any Seller or any member of the Company Group to which the relevance of such information and disclosure is reasonably apparent. The fact that any item of information is disclosed in any section or subsection of the Disclosure Schedules shall not be construed to mean that such information is required to be disclosed by this Agreement or is material to or outside the ordinary course of the business of any Seller or any member of the Company Group. Such information and the dollar thresholds set forth herein and therein shall not be used as a basis for interpreting the terms “material” or “Material Adverse Effect” or other similar qualifier in this Agreement. In addition, matters reflected in any section or subsection of the Disclosure Schedules are not necessarily limited to matters required by this Agreement to be reflected in the Disclosure Schedules. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature.
Section 10.15   Interpretation.   The headings set forth in this Agreement, in any Exhibit or Disclosure Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Except when the context requires otherwise, any reference in this Agreement to any Article, Section, clause, Schedule or Exhibit shall be to the Articles, Sections and clauses of, and Schedules and Exhibits to, this Agreement. The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation” and the term “dollar” or “$” means lawful currency of the United States. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Reference to any Law means such Law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder, all as in effect on the date of this Agreement. Any reference to the masculine, feminine or neuter gender shall include such other genders and any reference to the singular or plural shall include the other, in each case unless the context otherwise requires. All Exhibits and Disclosure Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. When a reference is made in this Agreement to a Section, Exhibit or Disclosure Schedule, such reference shall be to a Section of, or an Exhibit or Disclosure Schedule to, this Agreement unless otherwise indicated. The words “made available” and words of similar import refer to materials posted to the Data Room no later than 11:59 pm EST on December 17, 2020.
Section 10.16   Provision Regarding Legal Representation.   Recognizing that DLA Piper LLP (US) (“DLA Piper” and for purposes of this Section 10.16 only “Seller’s Counsel”) has acted as legal counsel to CareMax, the CareMax Group and their Affiliates prior to date hereof, and that Seller’s Counsel intends to act as legal counsel to CareMax and its respective Affiliates after the Closing, each of DFHT, IMC and IMC Parent hereby waives (on its own behalf) and agrees to cause its Affiliates to waive, any conflicts arising under such representation that may prevent Seller’s Counsel from representing DFHT, CareMax or any of its respective Affiliates after the Closing, including as such representation of CareMax may relate to DFHT or the transactions contemplated hereby. In addition, notwithstanding anything in this Agreement to the contrary, all communications involving attorney-client confidences between CareMax, the CareMax Group and their respective Affiliates, on the one hand, and Seller’s Counsel, on the other hand, in the course of the negotiation, documentation and consummation of the transactions contemplated hereby shall be deemed to be attorney-client confidences that belong solely to CareMax and their respective Affiliates. Accordingly, DFHT shall not have access to any such communications or to the files of Seller’s Counsel relating to such engagement from and after the Closing, and no actions taken by Seller or any of its Affiliates or Representatives to retain, remove or otherwise protect such communications will be deemed a breach or violation of this Agreement. Without limiting the generality of the foregoing, from and after the Closing, (a) Seller and its respective Affiliates shall be the sole holders of the attorney-client privilege with respect to such engagement in the negotiation, documentation and consummation of the transactions contemplated hereby, and DFHT shall not be a holder thereof, (b) to the extent that files of Seller’s Counsel in respect of such engagement constitute property of the client, only CareMax and its respective Affiliates shall hold such property rights and (c) Seller’s Counsel shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files by reason of any attorney-client relationship between Seller’s Counsel and CareMax or otherwise. For the avoidance of doubt and notwithstanding anything herein to the contrary, nothing contained in this Section 10.16 waives or transfers any attorney-client privilege to the extent relating to Seller’s Counsel representation of the CareMax and the CareMax Group with respect to any of their on-going or routine matters relating to their operations, business, assets or liabilities (other than in preparation for or otherwise related to or in connection with the transactions contemplated by this Agreement) and such attorney-client and other privileges shall continue to be the privilege of the CareMax and the CareMax Group. Further, notwithstanding the foregoing, if a dispute arises between DFHT or CareMax, any CareMax Group or an Affiliate, on the one hand, and a third party other than a Party to this Agreement, on the other hand, after the Closing, any such Party may assert the attorney-client privilege to prevent disclosure of confidential communications by DLA Piper to such third party and in any such dispute, CareMax and its Affiliates shall not waive such privilege without the prior written consent of the applicable Party.
Section 10.17   Provision Regarding Legal Representation.   Recognizing that McDermott Will & Emery (“MWE” and for purposes of this Section 10.17 only, “Seller’s Counsel”) has acted as legal counsel to IMC, IMC Parent and their Affiliates prior to date hereof, and that Seller’s Counsel intends to act as legal counsel to IMC Parent and its respective Affiliates after the Closing, each of DFHT, CareMax and CareMax Group hereby waives (on its own behalf) and agrees to cause its Affiliates to waive, any conflicts arising under such representation that may prevent Seller’s Counsel from representing DFHT, IMC, CareMax, or any other Company, or any of their respective Affiliates after the Closing, including as such representation of IMC Parent may relate to DFHT or the transactions contemplated hereby. In addition, notwithstanding anything in this Agreement to the contrary, all communications involving attorney-client confidences between IMC, IMC Parent and their respective Affiliates, on the one hand, and Seller’s Counsel, on the other hand, in the course of the negotiation, documentation and consummation of the transactions contemplated hereby shall be deemed to be attorney-client confidences that belong solely to IMC Parent and their respective Affiliates. Accordingly, DFHT shall not have access to any such communications or to the files of Seller’s Counsel relating to such engagement from and after the Closing, and no actions taken by Seller or any of its Affiliates or Representatives to retain, remove or otherwise protect such communications will be deemed a breach or violation of this Agreement. Without limiting the generality of the foregoing, from and after the Closing, (a) Seller and its respective Affiliates shall be the sole holders of the attorney-client privilege with respect to such engagement in the negotiation, documentation and consummation of the transactions contemplated hereby, and DFHT shall not be a holder thereof, (b) to the extent that files of Seller’s Counsel in respect of such engagement constitute property of the client, only IMC Parent and its respective Affiliates shall hold such property rights and (c) Seller’s Counsel shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files by reason of any attorney-client relationship between Seller’s Counsel and IMC Parent or otherwise. For the avoidance of doubt and notwithstanding anything herein to the contrary, nothing contained in this Section 10.17 waives or transfers any attorney-client privilege to the extent relating to Seller’s Counsel representation of the IMC and IMC Parent with respect to any of their on-going or routine matters relating to their operations, business, assets or liabilities (other than in preparation for or otherwise related to or in connection with the transactions contemplated by this Agreement) and such attorney-client and other privileges shall continue to be the privilege of the IMC and IMC Parent. Further, notwithstanding the foregoing, if a dispute arises between DFHT or IMC, IMC Parent or an Affiliate, on the one hand, and a third party other than a Party to this Agreement, on the other hand, after the Closing, any such Party may assert the attorney-client privilege to prevent disclosure of confidential communications by MWE to such third party and in any such dispute, IMC Parent and its Affiliates shall not waive such privilege without the prior written consent of the applicable Party.
Section 10.18   No Presumption Against Drafting Party.   Each of the Parties acknowledges that it has been represented by counsel in connection with this Agreement and the Transactions. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting Party has no application and is expressly waived.
Section 10.19   Execution of Agreement.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party.
Section 10.20   Electronic Delivery.   This Agreement (including the Disclosure Schedule, Exhibits, and Schedules attached hereto), the Related Documents, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a photographic, photostatic, facsimile, portable document format (.pdf), or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party or to any such agreement or instrument, each other Party hereto or thereto shall re-execute original forms thereof and deliver them to all other Parties hereto. No Party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such Party forever waives any such defense.
Section 10.21   Non-Recourse.   This Agreement may only be enforced against, and any Actions or liabilities (whether in contract or in tort, in law or in equity, or granted by statute whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil) that may be based upon, arise out of or relate to (a) this Agreement, (b) the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), (c) any breach of this Agreement, or (d) any failure of the transactions contemplated by this Agreement to be consummated, may be made only against (and are those solely of) the Persons that are expressly identified as Parties to this Agreement. Except (i) to the extent named as a Party to this Agreement, and then only to the extent of the specific liabilities of such Parties set forth in this Agreement or (ii) in the case of a breach of any agreement, document or instrument delivered in connection with this Agreement (including the Related Documents), to the extent named as a party therein, and then only to the extent of the specific obligations of the applicable parties set forth therein, no past, present or future equity holder, member, partner, manager, director, officer, employee, Affiliate, agent, representative, or advisor of, or lender to (including the Financing Sources), any Party to this Agreement or any Company Subsidiary will have any liability (whether in contract or in tort, in law or in equity, or granted by statute whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil) for any of the representations, warranties, covenants, agreements or other liabilities of any of the Parties to this Agreement or for any Action based upon, arising out of or related to (A) this Agreement, (B) the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), (C) any breach of this Agreement, or (D) any failure of the transactions contemplated by this Agreement to be consummated, may be made only against (and are those solely of) the Persons that are expressly identified as Parties to this Agreement. Furthermore, the Sellers (1) waive any claims or rights against the Financing Sources or in any way relating to this Agreement, the Commitment Letter or any of the transactions contemplated hereby or thereby, or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Commitment Letter or the performance thereof or the Financing contemplated thereby, whether at law, in equity, in contract, in tort or otherwise, (2) hereby agree not to bring or support any suit, action or proceeding against any Financing Source in connection with this Agreement, the Financing, the Commitment Letter and the transactions contemplated hereby and thereby, whether at law or in equity and whether in tort, contract or otherwise, and (iii) hereby agree to cause any suit, action or proceeding asserted against any Financing Source by or on behalf of the Sellers or any of their respective Affiliates in connection with this Agreement, the Financing, the Commitment Letter and the transactions contemplated hereby and thereby to be dismissed or otherwise terminated. In furtherance and not in limitation of the foregoing waivers and agreements, it is acknowledged and agreed that no Financing Source shall have any liability for any claims or damages to the Sellers in connection with this Agreement, the Financing, the Commitment Letter and the transactions contemplated hereby and thereby. Notwithstanding the foregoing, nothing in this Section 10.21 shall in any way limit or modify the rights and obligations of DFHT under this Agreement or any Financing Source’s obligations to DFHT under the Commitment Letter.
* * * *

IN WITNESS WHEREOF, the Parties have duly executed this Business Combination Agreement as of the date first written above.
DFHT:
DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
By:	/s/ Christopher Wolfe
	Name:	Christopher Wolfe
	Title:	Chief Financial Officer

IN WITNESS WHEREOF, the Parties have duly executed this Business Combination Agreement as of the date first written above.
CAREMAX:
CAREMAX MEDICAL GROUP L.L.C.
By:	/s/ Carlos A. de Solo
	Name:	Carlos A. de Solo
	Title:	Manager
CAREMAX GROUP:
O.M. INVESTMENT GROUP, INC.
By:	/s/ Carlos A. de Solo
	Name:	Carlos A. de Solo
	Title:	Chief Executive Officer
C.G.D. INVESTMENT GROUP, INC.
By:	/s/ Alberto R. de Solo
	Name:	Alberto R. de Solo
	Title:	Chief Executive Officer
JOSEPH N. DE VERA, INC.
By:	/s/ Joseph N. De Vera
	Name:	Joseph N. De Vera
	Title:	Chief Executive Officer
NKP CAREMAX, LLC
By:	/s/ Nayan K. Pathak
	Name:	Nayan K. Pathak
	Title:	Manager
MOUQUIN TROTTER, INC.
By:	/s/ Benjamin Quirk
	Name:	Benjamin Quirk
	Title:	President

IN WITNESS WHEREOF, the Parties have duly executed this Business Combination Agreement as of the date first written above.
IMC:
IMC MEDICAL GROUP HOLDINGS, LLC
By:	/s/ William C. Lamoreaux
	Name:	William C. Lamoreaux
	Title:	Chief Executive Officer
IMC Parent:
IMC HOLDINGS, LLC
By:	/s/ William C. Lamoreaux
	Name:	William C. Lamoreaux
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the Parties have duly executed this Business Combination Agreement as of the date first written above.
Soley for purposes of Sections 6.12 and 6.26 hereof:
DEERFIELD PARTNERS, L.P.
By:	Deerfield Mgmt, L.P.
General Partner
By:	J.E. Flynn Capital, LLC
General Partner
By:	/s/ David J. Clark
	Name:	David J. Clark
	Title:	Authorized Signatory

Annex I
CAREMAX GROUP
O.M. Investment Group, Inc.
C.G.D. Investment Group, Inc.
Joseph n. De Vera, Inc.
NKP Caremax, LLC
Mouquin Trotter, Inc.

Annex II
DEFINITIONS
Capitalized terms used but not defined in this Agreement have the respective meanings assigned to such terms below.
“A&R Registration Rights Agreement” has the meaning set forth in the Recitals.
“Acquisition Proposal” has the meaning set forth in Section 6.12.
“Action” means any action, claim, complaint, petition, suit, investigation, litigation, arbitration or other proceeding whether civil or criminal, at law or in equity by or before any Governmental Authority or arbitrator.
“Additional DFHT Filings” has the meaning set forth in Section 6.14(c).
“Adjustment Determination Date” has the meaning set forth in Section 1.09(b).
“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person.
“Agreement” has the meaning set forth in the preamble.
“Alternate Financing” has the meaning set forth in Section 6.28(d).
“Annual Financial Statements” has the meaning set forth in Section 4.06(a).
“Anti-Corruption Laws” means any applicable Laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar Law that prohibits bribery or corruption.
“Antitrust Law” means the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, all applicable foreign antitrust Laws and all other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
“Applicable Forgiven Amount” has the meaning set forth in Section 6.30(a).
“Applicable Net Governmental PPP Program Proceeds Release Amount” has the meaning set forth in Section 6.30(a).
“Applicable Return Amount” has the meaning set forth in Section 6.30(b).
“Approval” means any consent, approval, authorization, waiver or Permit, or expiration of applicable waiting period.
“Breach” has the meaning set forth in Section 4.09(h).
“Burdensome Condition” has the meaning set forth in Section 6.03(d).
“Business Combination” has the meaning ascribed to such term in the Second Amended and Restated Certificate of Incorporation.
“Business Day” means any day other than (i) any Saturday or Sunday or (ii) any other day on which banks located in New York, New York are required or authorized by Law to be closed for business.
“Businesses” means, collectively the CareMax Business and the IMC Business; provided, that (i) for purposes of the representations and warranties made by IMC Parent and/or IMC in Article III and Article IV and the covenants of IMC Parent and/or IMC in Sections 6.01(a) and 6.01(b), the term Business shall mean the IMC Business and (ii) for purposes of the representations and warranties made by CareMax and/or the CareMax Group in Article III and Article IV and the covenants of CareMax and/or the CareMax Group in Sections 6.01(a) and 6.01(b), the term Business shall mean the CareMax Business.
“CareMax” has the meaning set forth in the preamble.
“CareMax Adjustment Equity” means a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to (i) thirty-two percent (32%) of the applicable Excess Amount, if any, divided by (ii) the Reference Price.
“CareMax Assets” has the meaning set forth in Section 6.05(g).
“CareMax Business” means the business and operations of the CareMax Company Group, as currently conducted or for which there are future plans in writing for it to be conducted.
“CareMax Closing Date Cash Consideration” means an amount in United States Dollars equal to (A) (i) the CareMax Enterprise Value, plus (ii) the applicable Cash Amount, minus (iii) the applicable Payoff Indebtedness, minus (iv) the CareMax Escrow Amount, minus (v) the PPP Escrow Amount, minus (vi) the amount by which the applicable Working Capital is less than the CareMax Target Working Capital Amount, if any, plus (vii) the amount by which the applicable Working Capital is greater than the CareMax Target Working Capital Amount, if any, multiplied by (B) sixty-eight percent (68%).
“CareMax Closing Date Equity Consideration” means a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to (A) (i) the CareMax Enterprise Value plus (ii) the applicable Cash Amount, minus (iii) the applicable Payoff Indebtedness, minus (iv) the CareMax Escrow Amount, minus (v) the PPP Escrow Amount, minus (vi) the amount by which the applicable Working Capital is less than the CareMax Target Working Capital Amount, if any, plus (vii) the amount by which the applicable Working Capital is greater than the CareMax Target Working Capital Amount, if any, multiplied by (B) thirty-two percent (32%) and divided by (C) the Reference Price.
“CareMax Closing Date Equity Consideration Absolute Value” means, in dollars, the product of (a) the CareMax Closing Date Equity Consideration, as finally determined in accordance with Section 1.09(a), and (b) the Reference Price.
“CareMax Company Group” means CareMax, CareMax’s Subsidiaries and the CareMax Contributed Entities.
“CareMax Consideration” has the meaning set forth in Section 1.01(b).
“CareMax Contributed Entities” means (i) Care Optimize, LLC, (ii) Care Alliance, LLC, (iii) Care World, LLC, (iv) Care Garage, LLC, (v) Healthcare Advisory Solutions, LLC, (vi) Care Holdings Group, LLC, (vii) Care Optimize MX, S. de R.L. de C.V., (viii) Analitico, LLC, and (ix) MHP.
“CareMax Disclosure Schedules” means the disclosure schedules of CareMax delivered to DFHT in connection with this Agreement.
“CareMax Earnout Consideration” has the meaning set forth in Section 1.03(b).
“CareMax Earnout Shares” has the meaning set forth in Section 1.03(b).
“CareMax Enterprise Value” means $364,000,000.
“CareMax Escrow Account” has the meaning set forth in Section 1.07(b).
“CareMax Escrow Agreement” has the meaning set forth in Section 1.07(b).
“CareMax Escrow Amount” has the meaning set forth in Section 1.07(b).
“CareMax Fundamental Representations” means the representations and warranties of CareMax set forth in Section 4.01 (Standing; Qualification and Power), Section 4.02 (Due Authorization), Section 4.05 (Capitalization of the Company and the Company Subsidiaries) and Section 4.16 (Brokers’ and Finders’ Fees).
“CareMax Group” has the meaning set forth in the preamble.

“CareMax Group Disclosure Schedules” means the disclosure schedules of the CareMax Group delivered to DFHT in connection with this Agreement.
“CareMax Group Fundamental Representations” means the representations and warranties of CareMax Group set forth in Section 3.01 (Standing; Qualification and Power), Section 3.02 (Ownership), Section 3.03 (Authority; Execution and Delivery; Enforceability) and Section 3.04 (Brokers’ and Finders’ Fees).
“CareMax Pre-Closing Reorganization” has the meaning set forth in the Recitals.
“CareMax Representative” has the meaning set forth in Section 10.13(a).
“CareMax Share Price Trigger” has the meaning set forth in Section 1.03(b).
“CareMax Target Working Capital Amount” means $5,391,285.
“CareMax Units” has the meaning set forth in the Recitals.
“Cash Amount” means, with respect to the applicable Company Group and as of 12:01 a.m. on the Closing Date, all unrestricted cash, cash equivalents, deposits and marketable securities held by such Company Group at such time, as adjusted for any deposits in transit and outstanding checks, in each case, as determined in accordance with GAAP. For the avoidance of doubt, the Cash Amount shall be calculated net of issued but uncleared checks, drafts and outgoing wires.
“Change of Control Payment” means any success, change of control, retention, transaction bonus or other similar payment or amount to any Person as a result of, or in connection with this Agreement or the Transactions, together with the employer portion of all applicable and required payroll Taxes payable thereon or deferred pursuant to Section 2302 of the CARES Act thereon.
“Change of Control Transaction” means the occurrence, in a single transaction or as the result of a series of related transactions, of one or more of the following events: (i) a merger, consolidation, reorganization or similar business combination transaction involving DFHT in which the holders of all of the outstanding Equity Interests in DFHT immediately prior to the consummation of such transaction do not directly or indirectly (including through Affiliates) own beneficially or of record immediately upon the consummation of such transaction outstanding Equity Interests that represent a majority of the combined outstanding voting securities of the surviving entity in such transaction or of a parent of the surviving entity in such transaction; (ii) a transaction (or series of related transactions) in which a majority of DFHT’s voting securities are transferred to any Person, or any two or more Persons acting as a group, and all Affiliates of such Person or Persons (each, a “Group”); or (iii) the consummation of the sale of all or substantially all of the assets of DFHT and its Subsidiaries (including the Companies), taken as a whole, to any Group, other than such a sale to a Group in which the equityholders of DFHT, directly or indirectly (including through Affiliates), beneficially or of record, own a majority of the combined voting securities.
“CHG” has the meaning set forth in the Recitals.
“CHG Contribution” has the meaning set forth in the Recitals.
“CHG Equityholder” has the meaning set forth in the Recitals.
“Closing” has the meaning set forth in Section 2.01.
“Closing Date” has the meaning set forth in Section 2.01.
“Closing Date Equity Consideration” means the IMC Closing Date Equity Consideration and the CareMax Closing Date Equity Consideration.
“Code” means the Internal Revenue Code of 1986, as amended.
“Commitment Letter” has the meaning set forth in Section 5.21(a).
“Communications Plan” has the meaning set forth in Section 6.06.
“Company” and “Companies” has the meaning set forth in the preamble; provided, that (i) for purposes of the representations and warranties made by IMC Parent and/or IMC in Article III and

Article IV (and the related definitions) and the covenants of IMC Parent and/or IMC in Sections 6.01(a) and 6.01(b) (and the related definitions), the term Company shall mean IMC and (ii) for purposes of the representations and warranties made by CareMax and/or the CareMax Group in Article III and Article IV (and the related definitions) and the covenants of CareMax and/or the CareMax Group in Sections 6.01(a) and 6.01(b) (and the related definitions), the term Company shall mean CareMax.
“Company Affiliate Agreement” has the meaning set forth in Section 4.21.
“Company Benefit Plan” has the meaning set forth in Section 4.13(a).
“Company Board” means the board of directors of a Company.
“Company Disclosure Schedule” means CareMax Disclosure Schedules and the IMC Disclosure Schedules, as the case may be.
“Company Group” means, collectively, the CareMax Company Group and the IMC Company Group; provided, that (i) for purposes of the representations and warranties made by IMC Parent and/or IMC in Article III and Article IV (and the related definitions) and the covenants of IMC Parent and/or IMC in Sections 6.01(a) and 6.01(b) (and the related definitions), the term Company Group shall mean the IMC Company Group and (ii) for purposes of the representations and warranties made by CareMax and/or the CareMax Group in Article III and Article IV (and the related definitions) and the covenants of CareMax and/or the CareMax Group in Sections 6.01(a) and 6.01(b) (and the related definitions), the term Company Group shall mean the CareMax Company Group (including, for the avoidance of doubt, the CareMax Contributed Entities).
“Company Subsidiaries” means the Subsidiaries of CareMax and the Subsidiaries of IMC; provided, that (i) for purposes of the representations and warranties made by IMC Parent and/or IMC in Article III and Article IV (and the related definitions) and the covenants of IMC Parent and/or IMC in Sections 6.01(a) and 6.01(b) (and the related definitions), the term Company Subsidiaries shall mean the Subsidiaries of IMC and (ii) for purposes of the representations and warranties made by CareMax and/or the CareMax Group in Article III and Article IV (and the related definitions) and the covenants of CareMax and/or the CareMax Group in Sections 6.01(a) and 6.01(b) (and the related definitions), the term Company Subsidiaries shall mean the Subsidiaries of CareMax (including the CareMax Contributed Entities).
“Confidentiality Agreements” means, collectively, that certain (i) Confidentiality Agreement, dated as of September 23, 2020, between DFHT and CareMax and that certain (ii) Confidentiality Agreement, dated as of September 4, 2020, between DFHT and IMC.
“Consent and Waiver Letter Agreement” means that certain Consent and Waiver Letter of Deerfield Partners and the Sponsor executed and delivered to DFHT as of the date hereof.
“Contract” means any written contract, agreement, license, sublicense, lease, use or occupancy agreement, sublease, sales order, purchase order, credit agreement, indenture, mortgage, note, bond or warrant (including all amendments, supplements and modifications thereto), except any common law contracts with employees of any member of each Company Group.
“control” means (including, with correlative meanings, “controlled by” and “under common control with”), with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by Contract or otherwise.
“Copyleft Terms” has the meaning set forth in Section 4.11(i).
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks.
“COVID-19 Actions” has the meaning set forth in Section 6.01(b).
“COVID-19 Measures” means any quarantine, ‘shelter in place,’ ‘stay at home,’ workforce reduction, social distancing, shut down, closure, sequester or similar Law or Order, by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act of 2020 and the Families First Coronavirus Response Act of 2020 (FFCRA).
“Current Policies” has the meaning set forth in Section 6.08(c).
“Customers” means all patients, employers, health care providers, Governmental Authorities (other than Third-Party Payors) and other Persons to which any Company provides products or services.
“D&O Indemnified Persons” has the meaning set forth in Section 6.08(a).
“Data Room” means, (i) with respect to CareMax, the online data room maintained by Datasite and made available to DFHT in connection with the Transactions and (ii) with respect to IMC, the online data room maintained by Firmex and made available to DFHT in connection with the Transactions.
“Debt Payoff Letters” means payoff letters, releases and Encumbrances discharges (or agreements therefor) with respect to Encumbrances (other than Permitted Encumbrances) as identified in Section 4.23 of the Company Disclosure Schedules and any hedging contracts entered into in connection therewith and other Indebtedness for borrowed money identified in Section 4.23 of the Company Disclosure Schedules, including any Change of Control Payments, but excluding the PPP Loans if an escrow is established in connection with the forgiveness of such loans as set forth in Section 6.30 (the “Payoff Indebtedness”), duly executed by each creditor with respect thereto, each in form and substance reasonably satisfactory to DFHT, in which the payee shall agree that upon payment of the amount specified in such payoff letter: (i) all outstanding obligations of the applicable member of the Company Group arising under or related to the applicable Payoff Indebtedness shall be repaid, discharged and extinguished in full; (ii) all Encumbrances (other than Permitted Encumbrances) in connection therewith shall be released on the Closing Date upon receipt of the requisite payoff amounts; (iii) the payee shall take all customary actions to evidence and record such discharge and release as promptly as practicable; and (iv) the payee shall return to the applicable member of the Company Group all instruments evidencing the applicable Payoff Indebtedness (including all notes) and all collateral including consisting of certificated securities securing the applicable Payoff Indebtedness.
“Deerfield Partners” has the meaning set forth in the preamble.
“Deerfield PIPE” has the meaning set forth in the Recitals.
“Deerfield PIPE Agreement” means that certain subscription agreement by and between DFHT and Deerfield Partners.
“Deerfield Sponsor PIPE” has the meaning set forth in the Recitals.
“Deerfield Sponsor PIPE Agreement” means that certain subscription agreement by and between DFHT and Sponsor.
“Derivative Rights” means, with respect to any Equity Interests of any Person, any and all options, warrants, rights, convertible or exchangeable securities, “phantom” equity rights, equity appreciation rights, profits interests, equity-based performance units, commitments, arrangements or undertakings of any kind to which such Person is a party or is bound obligating such Person to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of or other equity (or phantom equity) interests in, or any security convertible or exercisable for or exchangeable into any capital stock or other equity interest in, such Person.
“DFHT” has the meaning set forth in the preamble.
“DFHT Affiliate Agreement” has the meaning set forth in Section 5.18.
“DFHT Amended and Restated Bylaws” has the meaning set forth in Section 2.02(c)(vii).
“DFHT Class A Common Stock” means a share of Class A ordinary common stock of DFHT, par value $0.0001 per share.
“DFHT Class B Common Stock” means a share of Class B ordinary common stock of DFHT, par value $0.0001 per share.

“DFHT Common Stock” means, collectively, the DFHT Class A Common Stock and the DFHT Class B Common Stock.
“DFHT Disclosure Schedules” means the disclosure schedules of DFHT delivered to the Company in connection with this Agreement.
“DFHT Material Adverse Effect” means any event, change, development or effect that, individually or in the aggregate with all other events, changes, developments or effects, has had, or would have, a material adverse effect upon (a) the assets, liabilities, condition (financial or otherwise), the business or results of operations of DFHT, taken as a whole, or (b) the ability of DFHT to consummate the transactions contemplated hereunder in accordance with the terms and subject to the conditions set forth herein; provided that in the case of clause (a), the following shall not be taken into account in determining whether a “DFHT Material Adverse Effect” shall have occurred: (i) any national, international or any foreign or domestic regional economic, financial, social or political conditions (including changes therein) or events in general, (ii) changes in any financial, debt, credit, capital or banking markets or conditions, (iii) changes in applicable Law (including any COVID-19 Measures) or in accounting requirements or principles (including GAAP), (iv) changes that are generally applicable to the industries in which DFHT operates, (v) any failure by DFHT to meet any internal or external estimates, expectations, budgets, projections or forecasts (but not the underlying causes of such failure unless such underlying causes would otherwise be excluded from this definition); (vi) the occurrence, escalation, outbreak or worsening of any hostilities, war, police action, acts of terrorism, cyber-terrorism, civil unrest, civil disobedience, riots or looting or military conflicts, whether or not pursuant to the declaration of an emergency or war, (vii) any hurricane, flood, tornado, earthquake, or other natural disaster, epidemic, pandemic or disease outbreak (including COVID-19 or any worsening thereof), or any COVID-19 Measures, or other natural or manmade disasters, acts of God or force majeure events; (viii) the negotiation, execution or announcement of this Agreement and the transactions contemplated hereby; provided, however, that with respect to each of clauses (i)-(iv) and (vi)-(viii), any such event, development, occurrence, fact, condition, or change referred to above shall be taken into account in determining whether a Material Adverse Effect has occurred to the extent that such event, development, occurrence, fact, condition, or change has a disproportionate effect on DFHT compared to other participants in the industry or market in which DFHT conducts its business.
“DFHT Organizational Documents” means DFHT’s Second Amended and Restated Certificate of Incorporation and DFHT’s Bylaws, in each case, as may be amended from time to time.
“DFHT Preferred Stock” means the preferred stock of DFHT, par value $0.0001 per share.
“DFHT Private Warrant” means a private placement warrant entitling the holder to purchase one (1) DFHT Class A Common Stock per warrant a at a price of $11.50 per share.
“DFHT Public Warrant” means a public warrant entitling the holder thereof to purchase one (1) DFHT Class A Common Stock per warrant at a price of $11.50 per share.
“DFHT SEC Reports” has the meaning set forth in Section 5.10.
“DFHT Stockholder Approvals” means the approval by the affirmative vote of the holders of the requisite number of shares of DFHT Common Stock, whether in person or by proxy at the DFHT Stockholders Meeting (or adjournment thereof) of: (i) the issuance by DFHT of shares of DFHT Class A Common Stock in connection with the transactions contemplated by this Agreement, (ii) the approval of this Agreement and the transactions contemplated hereby, and (iii) the amendments to DFHT’s Second Amended and Restated Certificate of Incorporation contemplated by the Third Amended and Restated Certificate of Incorporation.
“DFHT Stockholders Meeting” means a duly held meeting of DFHT’s stockholders for the purpose of the approval of the transactions contemplated hereby.
“DFHT Third Amended and Restated Certificate of Incorporation” has the meaning set forth in Section 2.02(c)(vi).
“DFHT Unit” means a unit of DFHT consisting of (i) one (1) share of DFHT Class A Common Stock and (ii) one-fifth (1/5) of one (1) DFHT Public Warrant.

“DFHT Warrants” means, collectively, the DFHT Private Warrants and the DFHT Public Warrants.
“DGCL” has the meaning set forth in Section 5.19.
“Disclosure Schedules” means each of the CareMax Disclosure Schedules, the CareMax Group Disclosure Schedules, the IMC Disclosure Schedules, the IMC Parent Disclosure Schedules and DFHT Disclosure Schedules, as the case may be.
“Earnout Period” has the meaning set forth in Section 1.03(a).
“EBITDA” means earnings before interest, taxes, depreciation, and amortization.
“Encumbrance” means any lien, encumbrance, security interest, pledge, mortgage, license, easement, right-of-way, right of first offer, option, charge, deed of trust, hypothecation or restriction on transfer of title or voting, whether imposed by Contract, Law, equity or otherwise, except for any restrictions on transfer generally arising under any applicable federal or state securities Laws.
“Enforceability Exceptions” has the meaning set forth in Section 3.03.
“Environmental Law” means any Law relating to pollution, the protection of the environment, natural resources, any Hazardous Material, or health and safety (with respect to exposure to Hazardous Materials).
“Equity Interests” shall mean with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person’s capital stock or other equity interests (including partnership or limited liability company interests in a partnership or limited liability company or any other interest or participation right that confers on a Person the right to receive a share of the profits and losses, or distributions of assets, of the issuing Person), and all Derivative Rights with respect to any of the foregoing.
“ERISA” has the meaning set forth in Section 4.13(a).
“ERISA Affiliate” has the meaning set forth in Section 4.13(f).
“Escrow Account” means the CareMax Escrow Account or the IMC Escrow Account, as applicable.
“Escrow Agent” means Acquiom Clearinghouse LLC.
“Escrow Amount” means the CareMax Escrow Amount or the IMC Escrow Amount, as applicable.
“Escrow Expiration Date” means with respect to the CareMax Escrow Account or the IMC Escrow Account, as applicable, three (3) Business Days after the applicable Adjustment Determination Date.
“Estimated CareMax Closing Date Cash Consideration” means an amount in United States Dollars equal to (A) (i) the CareMax Enterprise Value, plus (ii) the applicable Estimated Cash Amount, minus (iii) the applicable Estimated Payoff Indebtedness, minus (iv) the CareMax Escrow Amount, minus (v) the PPP Escrow Amount, minus (vi) the amount (if any) by which the applicable Estimated Working Capital is less than the CareMax Target Working Capital Amount, if any, plus (vii) the amount by which the applicable Estimated Working Capital is greater than the CareMax Target Working Capital Amount, if any, multiplied by (B) sixty-eight percent (68%).
“Estimated CareMax Closing Date Equity Consideration” means a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to (A) (i) the CareMax Enterprise Value, plus (ii) the applicable Estimated Cash Amount, minus (iii) the applicable Estimated Payoff Indebtedness, minus (iv) the CareMax Escrow Amount, minus (v) the PPP Escrow Amount, minus (vi) the amount by which the applicable Estimated Working Capital is less than the CareMax Target Working Capital Amount, if any, plus (vii) the amount by which the applicable Estimated Working Capital is greater than the CareMax Target Working Capital Amount, if any, multiplied by (B) thirty-two percent (32%) and divided by (C) the Reference Price.
“Estimated CareMax Closing Date Equity Consideration Absolute Value” means, in dollars, the product of (a) the Estimated CareMax Closing Date Equity Consideration, as finally determined in accordance with Section 1.08(a), and (b) the Reference Price.

“Estimated Cash Amount” has the meaning set forth in Section 1.08(a).
“Estimated Closing Date Consideration” means (i) with respect to CareMax, the Estimated CareMax Closing Date Cash Consideration and the Estimated CareMax Closing Date Equity Consideration and (ii), with respect to IMC, the Estimated IMC Closing Date Cash Consideration and the Estimated IMC Closing Date Equity Consideration.
“Estimated Closing Statement” has the meaning set forth in Section 1.08(a).
“Estimated IMC Closing Date Cash Consideration” means an amount in United States Dollars equal to the product of (A) (i) the IMC Enterprise Value, plus (ii) the applicable Estimated Cash Amount, minus (iii) the applicable Estimated Payoff Indebtedness, minus (iv) the IMC Escrow Amount, minus (v) the amount (if any) by which the applicable Estimated Working Capital is less than the IMC Target Working Capital Amount, if any, plus (vi) the amount by which the applicable Estimated Working Capital is greater than the IMC Target Working Capital Amount, if any, multiplied by (B) forty-five percent (45%).
“Estimated IMC Closing Date Equity Consideration” means a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to (A) (i) the IMC Enterprise Value, plus (ii) the applicable Estimated Cash Amount, minus (iii) the applicable Estimated Payoff Indebtedness, minus (iv) the IMC Escrow Amount, minus (v) the amount by which the applicable Estimated Working Capital is less than the IMC Target Working Capital Amount, if any, plus (vi) the amount by which the applicable Estimated Working Capital is greater than the IMC Target Working Capital Amount, if any, multiplied by (B) fifty-five percent (55%) and divided by (C) the Reference Price.
“Estimated IMC Closing Date Equity Consideration Absolute Value” means, in dollars, the product of (a) the Estimated IMC Closing Date Equity Consideration, as finally determined in accordance with Section 1.08(a), and (b) the Reference Price.
“Estimated Payoff Indebtedness” has the meaning set forth in Section 1.08(a).
“Estimated Working Capital” has the meaning set forth in Section 1.08(a).
“Excess Amount” has the meaning set forth in Section 1.09(b)(ii).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exhibits” means the exhibits to this Agreement.
“Expenses” has the meaning set forth in Section 6.04(a).
“Federal Health Care Program” means any “federal health care program” as defined in 42 U.S.C. § 1320a-7b(f), including Medicare, state Medicaid programs, state CHIP programs, TRICARE and similar or successor programs with or for the benefit of any Governmental Authority.
“Fee Letter” has the meaning set forth in Section 5.21(b).
“Financial Statements” has the meaning set forth in Section 4.06(a).
“Financing” has the meaning set forth in the definition of “Financing Sources.”
“Financing Source” means the agents, arrangers, bookrunners, lenders, initial purchasers and other entities that have committed to provide or arrange or otherwise have entered or will enter into agreements in connection with all or any part of the debt financing contemplated by the Commitment Letter or any other financing (other than any PIPE Investment) in connection with the transactions contemplated hereby (the “Financing”), including the parties named in the Commitment Letter and any joinder agreements, purchase agreements, indentures or credit agreements entered into in connection therewith, together with their respective affiliates and their and their respective affiliates’ officers, directors, employees, partners, trustees, shareholders, controlling persons, agents and representatives and their respective successors and assigns.
“First CareMax Share Price Trigger” has the meaning set forth in Section 1.03(b).
“First Earnout Period” has the meaning set forth in Section 1.03(a).

“First IMC Share Price Trigger” has the meaning set forth in Section 1.03(a).
“Former Stockholder Indemnitor” has the meaning set forth in Section 6.08(b).
“Founder Shares” means the 3,593,750 shares of DFHT Class B Common Stock originally issued to DFHTA Sponsor LLC.
“Fraud” means a claim for Delaware common law fraud brought against a Party hereto based on a representation of such Party contained in this Agreement; provided, that at the time such representation was made (i) such representation was inaccurate, (ii) such Party had actual knowledge (and not imputed or constructive knowledge) of the inaccuracy of such representation, (iii) such Party had the specific intent to deceive another Party hereto, and (iv) the other Party acted in reliance on such inaccurate representation and suffered losses as a result of such inaccuracy. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud, or any torts (including a claim for fraud) based on negligence or recklessness.
“Fundamental Representations” means, collectively, the CareMax Fundamental Representations, the CareMax Group Fundamental Representations, the IMC Fundamental Representations and the IMC Parent Fundamental Representations, as the case may be.
“GAAP” means generally accepted accounting principles in the United States, as in effect on the date hereof.
“Governmental Antitrust Authority” has the meaning set forth in Section 6.03(a).
“Governmental Authority” means any supranational, federal, state, provincial, local, county or municipal government, governmental, regulatory or administrative agency, department, court, commission, board, bureau or other authority or instrumentality, domestic or foreign.
“Governmental PPP Program” means the Paycheck Protection Program administered by the U.S. Small Business Administration under the Coronavirus Aid, Relief, and Economic Security Act.
“Hazardous Materials” means (i) any substance that is listed as classified or regulated under any Environmental Law as a pollutant or contaminant or as hazardous or toxic, (ii) any petroleum product or byproduct, asbestos or asbestos-containing material, lead-containing paint, polychlorinated biphenyls, radioactive material or radon or (iii) any other substance that may give rise to liability under any Environmental Law, including any Medical Wastes or biological products.
“Health Care Laws” means all Laws and Orders relating to health care providers’ and health care facilities’ participation in Federal Health Care Programs, the practice of medicine, institutional and professional licensure, pharmacology (and the securing, administering and dispensing of drugs, devices and controlled substances), medical documentation and physician orders, medical record retention, laboratory services, diagnostic testing, unprofessional conduct, fee-splitting, referrals, patient brokering, kickbacks, billing and submission of false or fraudulent claims, claims processing, quality, safety, medical necessity, medical privacy and security, patient confidentiality and informed consent, the hiring of employees or acquisition of services or supplies from Persons excluded from participation in Federal Health Care Programs, standards of care, quality assurance, risk management, utilization review, peer review, mandated reporting of incidents (including occurrences, diseases and events), advertising or marketing of health care services, state corporate practice of medicine, including Medicare, Medicaid, CHIP, the TRICARE laws (10 U.S.C. § 1071, et seq.), the False Claims Act (31 U.S.C. § 3729, et seq.), the Eliminating Kickbacks in Recovery Act of 2018 (18 U.S.C. § 220), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), federal and state anti-kickback statutes (including 42 U.S.C. § 1320a-7b), federal and state referral laws (including 42 U.S.C. §1395nn), criminal false claims statutes (e.g., 18 U.S.C. §§ 287 and 1001), the Program Fraud Civil Remedies Act of 1986 (31 U.S.C. §3801, et seq.), the Beneficiary Inducement Statute (42 U.S.C. §1320a-7a(a)(5)), the Clinical Laboratory Improvement Act (42 U.S.C. § 263a, et seq.), the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (P.L. 108-173, 117 Stat. 2066), the Food, Drug and Cosmetic Act of 1938 (21 U.S.C. § 301, et seq.), the Prescription Drug Marketing Act of 1987 (P.L. 100-293, 102 Stat. 95), the Controlled Substances Act (21 U.S.C. § 801, et seq.) and HIPAA, the rules and regulations promulgated under the foregoing statutes, and the respective state law counterparts of any of the foregoing to the extent applicable.

“Health Care Professional” has the meaning set forth in Section 4.22(b).
“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, P.L. 104-191 (including the Standards for Privacy of Individually Identifiable Health Information, the Security Standards for the Protection of Electronic Protected Health Information and the Standards for Electronic Transactions and Code Sets promulgated thereunder) and applicable state Laws regarding patient privacy and the security, use or disclosure of health care records.
“HIPAA Policies and Procedures” has the meaning set forth in Section 4.09(h).
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
“IMC” has the meaning set forth in the preamble.
“IMC Adjustment Equity” means a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to (i) fifty-five percent (55%) of the applicable Excess Amount, if any, divided by (ii) the Reference Price.
“IMC Business” means the business and operations of the IMC Company Group, as currently conducted.
“IMC Closing Date Cash Consideration” means an amount in United States Dollars equal to (A) (i) the IMC Enterprise Value, plus (ii) the applicable Cash Amount, minus (iii) the applicable Payoff Indebtedness, minus (iv) the IMC Escrow Amount, minus (v) the amount by which the applicable Working Capital is less than the IMC Target Working Capital Amount, if any, plus (vi) the amount by which the applicable Working Capital is greater than the IMC Target Working Capital Amount, if any, multiplied by (B) forty-five percent (45%).
“IMC Closing Date Equity Consideration” means a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to (A) (i) the IMC Enterprise Value, plus (ii) the applicable Cash Amount, minus (iii) the applicable Payoff Indebtedness, minus (iv) the IMC Escrow Amount, minus (v) the amount by which the applicable Working Capital is less than the IMC Target Working Capital Amount, if any, plus (vi) the amount by which the applicable Working Capital is greater than the IMC Target Working Capital Amount, if any, multiplied by (B) fifty-five percent (55%) and divided by (C) the Reference Price.
“IMC Closing Date Equity Consideration Absolute Value” means, in dollars, the product of (a) the IMC Closing Date Equity Consideration, as finally determined in accordance with Section 1.09(a), and (b) the Reference Price.
“IMC Company Group” means IMC and IMC’s Subsidiaries.
“IMC Consideration” has the meaning set forth in Section 1.02(b).
“IMC Disclosure Schedules” means the disclosure schedules of IMC delivered to DFHT in connection with this Agreement.
“IMC Earnout Consideration” has the meaning set forth in Section 1.03(a).
“IMC Earnout Shares” has the meaning set forth in Section 1.03(a).
“IMC Enterprise Value” means $250,000,000.
“IMC Escrow Account” has the meaning set forth in Section 1.07(a).
“IMC Escrow Agreement” has the meaning set forth in Section 1.07(a).
“IMC Escrow Amount” has the meaning set forth in Section 1.07(a).
“IMC Fundamental Representations” means the representations and warranties of IMC set forth in Section 4.01 (Standing; Qualification and Power), Section 4.02 (Due Authorization), Section 4.05 (Capitalization of the Company and the Company Subsidiaries) and Section 4.16 (Brokers’ Fees).

“IMC Parent” has the meaning set forth in the preamble.
“IMC Parent Fundamental Representations” means the representations and warranties of IMC Parent set forth in Section 3.01 (Standing; Qualification and Power), Section 3.02 (Ownership), Section 3.03 (Authority; Execution and Delivery; Enforceability) and Section 3.04 (Brokers’ and Finders’ Fees).
“IMC Share Price Trigger” has the meaning set forth in Section 1.03(a).
“IMC Target Working Capital Amount” means $10,592,000.
“IMC Units” has the meaning set forth in the Recitals.
“Income Tax” means any Tax imposed upon or measured by net income or gain (however denominated).
“Indebtedness” means, with respect to any Person, without duplication, (i) all indebtedness of such Person, whether or not contingent, for borrowed money, but excluding the PPP Loans if an escrow is established in connection with the forgiveness of such loans as set forth in Section 6.30, (ii) all obligations of such Person evidenced by notes, bonds, debentures or other similar debt instruments, (iii) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (iv) all obligations, contingent or otherwise, of such Person under banker’s acceptance, letters of credit or similar arrangements, in each case solely to the extent drawn as of the Closing Date, (v) any accrued Taxes of any member of the Company Group for any Pre-Closing Tax Period that are due and payable but that remain unpaid as of the Closing Date and the employer portion of any taxes required to be paid with respect to any compensatory payments contemplated by this agreement, even if the due date of remittance is deferred under applicable Law, (vi) all Indebtedness of others referred to in clauses (i) through (v) above guaranteed by such Person through an agreement (A) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness or (B) otherwise to guarantee a creditor against loss and (vii) all Indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance (other than Permitted Encumbrances) on property (including account and contract rights) owned by such Person, provided, that Indebtedness shall not include capital leases or financing incurred in the ordinary course of the Business if such leases or financing was or is incurred to acquire equipment to satisfy requirements in Contracts with customers. Notwithstanding the foregoing, “Indebtedness” shall not include any item or amount that would otherwise be taken into account in the calculation of Working Capital.
“Independent Accountant” has the meaning set forth in Section 1.03(e).
“Independent Auditor” has the meaning set forth in Section 1.09(a).
“Intellectual Property” means intellectual property rights arising anywhere in the world, including: (i) trademarks, trade names, service marks, trade dress, logos, domain names and all registrations of and applications to register any of the foregoing, including the goodwill symbolized thereby or associated therewith; (ii) patents, patent applications, invention disclosures, and all reissues, divisional, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (iii) copyrights, works of authorship, and copyright registrations and applications therefor; (iv) rights in proprietary computer software, programs and applications, including source code, object code, firmware and middleware; (v) rights in data and databases; (vi) rights of publicity and in social media usernames, handles and accounts; (vii) proprietary and confidential know-how and trade secrets; and (viii) the right to recover for damages and profits for past and future infringement of any part of the foregoing.
“Interim Period” has the meaning set forth in Section 6.01(a).
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“IT Systems” means any and all Software, hardware, databases, servers, systems, circuits, networks, data communications lines, workstations, routers, hubs, switches, interfaces, websites (including the content thereon), platforms, automated networks and control systems, and all other computer, telecommunications and information technology systems, assets and equipment, including outsourced or cloud computing arrangements, and all associated documentation.

“knowledge of DFHT” means the actual knowledge of Richard Barasch and Chris Wolfe, after reasonable inquiry and investigation.
“knowledge of Seller” means, (i) with respect to IMC, the actual knowledge of Bill Lamoreaux and Kevin Wirges, after reasonable inquiry and investigation, (ii) with respect to O.M. Investment Group, Inc., the actual knowledge of Carlos de Solo, after reasonable inquiry and investigation, (iii) with respect to C.G.D. Investment Group, Inc., the actual knowledge of Alberto de Solo, after reasonable inquiry and investigation, (iv) with respect to Joseph N. De Vera, Inc., the actual knowledge of Joseph N. de Vera, after reasonable inquiry and investigation, (v) with respect to Mouquin Trotter, the actual knowledge of Benjamin Quirk, after reasonable inquiry and investigation, and (vi) with respect to NKP Caremax, L.L.C., the actual knowledge of Danny Kawas, after reasonable inquiry and investigation.
“knowledge of the Company” means, (i) with respect to CareMax, the actual knowledge of Carlos de Solo and Alberto de Solo, after reasonable inquiry and investigation, and (ii) with respect to IMC, the actual knowledge of Bill Lamoreaux and Kevin Wirges, after reasonable inquiry and investigation.
“Law” means any law (including common law), statute, ordinance, rule, regulation, order, writ, judgment, injunction, decree or other binding directive issued, enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.
“Leased Real Property” has the meaning set forth in Section 4.18(b).
“Lockup Stockholders” means each holder of Founder Shares, each holder of DFHT Class A Common Stock issued pursuant to the Deerfield PIPE and the Deerfield Sponsor PIPE, and each Seller.
“Lookback Date” means February 1, 2017.
“Material Adverse Effect” means any event, change, development or effect that, individually or in the aggregate with all other events, changes, developments or effects, has had, or would have, a material adverse effect upon (a) the assets, liabilities, condition (financial or otherwise), the business or results of operations of the applicable Company Group, taken as a whole, or (b) the ability of the Seller or the applicable Company to consummate the transactions contemplated hereunder in accordance with the terms and subject to the conditions set forth herein; provided, that in the case of clause (a), the following shall not be taken into account in determining whether a “Material Adverse Effect” shall have occurred: (i) any national, international or any foreign or domestic regional economic, financial, social or political conditions (including changes therein) or events in general, (ii) changes in any financial, debt, credit, capital or banking markets or conditions, (iii) changes in applicable Law (including any COVID-19 Measures) or in accounting requirements or principles (including GAAP), (iv) changes that are generally applicable to the industries in which the applicable Company Group operates or seasonal fluctuations in the Businesses, (v) any failure by the applicable Company to meet any internal or external estimates, expectations, budgets, projections or forecasts (but not the underlying causes of such failure unless such underlying causes would otherwise be excluded from this definition); (vi) the occurrence, escalation, outbreak or worsening of any hostilities, war, police action, acts of terrorism, cyber-terrorism, civil unrest, civil disobedience, riots or looting or military conflicts, whether or not pursuant to the declaration of an emergency or war, (vii) any hurricane, flood, tornado, earthquake, or other natural disaster, epidemic, pandemic or disease outbreak (including COVID-19 or any worsening thereof), or any COVID-19 Measures, or other natural or manmade disasters, acts of God or force majeure events; (viii) the negotiation, execution or announcement of this Agreement and the transactions contemplated hereby; provided, however, that with respect to each of clauses (i) through (iv) and (vi) through (viii), any such event, development, occurrence, fact, condition, or change referred to above shall be taken into account in determining whether a Material Adverse Effect has occurred or is reasonably likely to occur to the extent that such event, development, occurrence, fact, condition, or change has a disproportionate effect on the applicable Company Group compared to other participants in the industries or markets in which the applicable Company Group conducts its business.
“Material Contract” has the meaning set forth in Section 4.12(a).
“Medical Waste” means (a) pathological waste, (b) blood, (c) wastes from surgery or autopsy, (d) dialysis waste, including contaminated disposable equipment and supplies, (e) cultures and stocks of infectious agents and associated biological agents, (f) contaminated animals, (g) isolation wastes, (h) contaminated equipment,

(i) laboratory waste and (j) other biological waste and discarded materials contaminated with or exposed to blood, excretion, or secretions from human beings or animals, including any substance, pollutant, material or contaminant listed or regulated under the Medical Waste Tracking Act of 1988, 42 U.S.C. § 6992, et seq.
“MHP” has the meaning set forth in the Recitals.
“MHP Contribution” has the meaning set forth in the Recitals.
“MHP Equityholder” has the meaning set forth in the Recitals.
“Multiemployer Plan” has the meaning set forth in Section 4.13(f).
“NASDAQ” means the Nasdaq stock market.
“Negotiation Period” has the meaning set forth in Section 1.09(a).
“New Commitment Letter” has the meaning set forth in Section 6.28(d).
“Objection Disputes” has the meaning set forth in Section 1.09(a).
“Objection Notice” has the meaning set forth in Section 1.03(e).
“Objection Statement” has the meaning set forth in Section 1.09(a).
“Open Source Materials” has the meaning set forth in Section 4.11(h).
“Order” means any writ, award, determination, settlement, stipulation, injunction, judgment, decree, order, ruling, subpoena, notice of violation or verdict or other decision issued, promulgated or entered by or with any Governmental Authority of competent jurisdiction, in each case whether preliminary or final.
“Organizational Documents” has the meaning set forth in Section 3.05.
“Outside Date” has the meaning set forth in Section 9.01(b).
“Owned Company Software” means any and all Software that is owned (or purported to be owned), in whole or in part, by the Company or one of its Subsidiaries, and with respect to the Caremax Group includes the Software known as “Care Optimize”, “Analitico,” and “Next Gen”.
“Owned Intellectual Property” means any and all Intellectual Property that is owned (or purported to be owned), in whole or in part, by the Company or one of its Subsidiaries and includes the Owned Company Software.
“Parachute Payment Waiver” has the meaning set forth in Section 6.10(a).
“Party” or “Parties” has the meaning set forth in the preamble.
“Payoff Indebtedness” has the meaning set forth in the definition of “Debt Payoff Letters”.
“Permits” means all licenses, permits, consents, registrations, accreditations, certifications, qualification, approvals, waivers, clearances, exemptions, provider agreements or numbers, enrollments, consents or other similar authorization (including any license to practice medicine, DEA certification, Medicare, Medicaid and other provider numbers) pending with or issued by Governmental Authorities, professional accreditation organization, professional standards setting organization or any other similar regulatory body.
“Permitted Encumbrances” means (i) those Encumbrances set forth in Section 1.01-PE of the Company Disclosure Schedules, (ii) those Encumbrances reflected in reserved against or otherwise disclosed on the Financial Statements, (iii) statutory Encumbrances of landlords and mechanics’, carriers’, workmen’s, repairmen’s or other similar Encumbrances arising or incurred in the ordinary course of such Business for amounts not yet delinquent or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been made in accordance with GAAP, (iv) statutory liens for Taxes, assessments and other governmental charges that are not due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been made in accordance with GAAP, (v) Encumbrances securing rental payments under capital leases, (vi) to the extent terminated in connection with the Closing, Encumbrances securing payment, or other obligations, of any member of the Company Group with respect to Payoff Indebtedness, and (vii) all covenants, conditions, restrictions, reservations, rights, easements, and other similar non-monetary matters appearing of record with respect to the Leased Real Property, in each case that do not materially interfere with the occupancy or use of such Leased Real Property for the purposes for which it is currently used in connection with the conduct of the Businesses.
“Person” means and includes any domestic or foreign individual, partnership, corporation, limited liability company, group, association, joint stock company, trust, estate, joint venture, unincorporated organization or any other form of business or professional entity or Governmental Authority (or any department, agency or political subdivision thereof).
“Personal Data” means any data or information in any media that is linked or reasonably linkable to the identity of a particular individual and any other data or information that constitutes personal data or personal information under any applicable Law.
“PIPE Investment” has the meaning set forth in the Recitals.
“PIPE Investors” has the meaning set forth in the Recitals.
“Post-Closing Adjustment” has the meaning set forth in Section 1.09(b)(i).
“Post-Closing DFHT Board” has the meaning set forth in Section 6.07(a).
“PPP Escrow Account” means the separate account maintained by the PPP Escrow Agent to hold the PPP Escrow Amount (and any interest accrued thereon) pursuant to the terms of the Escrow Agreement.
“PPP Escrow Agent” means JPMorgan Chase Bank., N.A., in its capacity as the escrow agent under the PPP Escrow Agreement.
“PPP Escrow Agreement” means a Security Agreement re: Deposit Account in a form agreed upon between the PPP Escrow Agent, DFHT and the CareMax Representative, which form shall include joint instructions from the CareMax Representative and DFHT to release any funds in the PPP Escrow Account.
“PPP Escrow Amount” means $2,479,881.00.
“PPP Lender” means JPMorgan Chase Bank., N.A., in its capacity as the lender in connection with the PPP Loan.
“PPP Loans” means those loans of the CareMax Company Group under the Governmental PPP Program, each as set forth on Section 6.30 of the Company Disclosure Schedules.
“Pre-Closing Actions” has the meaning set forth in Section 6.24.
“Pre-Closing Return” has the meaning set forth in Section 6.05(b).
“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and the portion of any Straddle Period through the end of the close of business on the Closing Date.
“Pre-Closing Transfer” has the meaning set forth in Section 6.25.
“Process” or “Processing” means the collection, compilation, use, storage, processing, disposal, destruction, sharing, disclosure, transmission, or transfer of data.
“Proxy Statement” has the meaning set forth in Section 6.14(a).
“Purchased Equity” means (i) for purposes of the representations and warranties made by IMC Parent and/or IMC in Article III, the IMC Units and (ii) for purposes of the representations and warranties made by CareMax and/or the CareMax Group in Article III, the CareMax Units.
“Real Estate Documents” has the meaning set forth in Section 4.18(b).
“Reference Price” means ten dollars ($10).

“Referral Recipient” has the meaning set forth in Section 4.09(g).
“Referral Source” has the meaning set forth in Section 4.09(g).
“Related Documents” means the A&R Registration Rights Agreement, the Lockup Agreement, the DFHT Third Amended and Restated Certificate of Incorporation, the DFHT Amended and Restated Bylaws, the Deerfield PIPE Agreement and the Deerfield Sponsor PIPE Agreement, the Restructuring Agreements, the CareMax Escrow Agreement, the IMC Escrow Agreement, the PPP Escrow Agreement, and such other agreements and documents contemplated by this Agreement, as amended, modified or supplemented from time to time.
“Related Person” means (i) any Affiliate of any member of either Company Group, (ii) any Person that beneficially owns at least five percent (5%) of the outstanding Equity Interests of either Company, or (iii) any parent, child, sibling or spouse who resides with, or is a dependent of, any Person described in clauses (i) through (ii) hereunder.
“Release” means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration in the indoor or outdoor environment.
“Representatives” means, with respect to any Person, such Person’s directors, managers, officers, employees, agents and advisors (including accountants, consultants, investment bankers, legal counsel and other experts) and other representatives.
“Required Information” means all financial statements, financial data, audit reports and other information regarding DFHT, each Company and their Subsidiaries, as applicable, of the type required by Regulation S-X and Regulation S-K under the Securities Act for a registered public offering of debt securities on Form S-1, but limited to the type and form customarily included in private placements of debt securities under Rule 144A of the Securities Act and subject to exceptions customary for a Rule 144A offering involving high yield debt securities, including that such information shall not be required to include financial statements or information required by Rules 3-10 or 3-16 of Regulation S-X, Compensation and Discussion Analysis otherwise required by Regulation S-K Item 402(b) or other information customarily excluded from a Rule 144A offering memorandum, to consummate the offering(s) of debt securities contemplated by the Commitment Letter, assuming that such offering(s) were consummated at the same time during the fiscal year as such offering(s) of debt securities will be made or as otherwise necessary in order to assist in receiving customary “comfort” (including as to “negative assurance” comfort and change period) from the applicable independent accountants in connection with the offering(s) of debt securities contemplated by the Financing.
“Restructuring Agreements” has the meaning set forth in Section 4.24.
“Right” means any rights, title, interest or benefit of whatever kind or nature.
“Schedules” means the schedules to this Agreement, including the Disclosure Schedules.
“SEC” means the Securities and Exchange Commission.
“Second CareMax Share Price Trigger” has the meaning set forth in Section 1.03(b).
“Second Earnout Period” has the meaning set forth in Section 1.03(a).
“Second IMC Share Price Trigger” has the meaning set forth in Section 1.03(a).
“Securities Act” means the Securities Act of 1933, as amended.
“Security Risk Analysis” has the meaning set forth in Section 4.09(h).
“Seller” and “Sellers” has the meaning set forth in the preamble; provided, that (i) for purposes of the representations and warranties made by IMC Parent and/or IMC in Article III and Article IV (and the related definitions) and the covenants of the IMC Parent and/or IMC in Sections 6.01(a) and 6.01(b) (and the related definitions), the term Seller shall mean the IMC Parent and (ii) for purposes of the representations and warranties made by CareMax and/or the CareMax Group in Article III and Article IV (and the related definitions) and the covenants of CareMax and/or the CareMax Group in Sections 6.01(a) and 6.01(b) (and the related definitions), the term Seller shall mean the CareMax Group.
“Seller Disclosure Schedules” means the CareMax Group Disclosure Schedules and the IMC Disclosure Schedules.
“Shortfall Amount” has the meaning set forth in Section 1.09(b)(iii).
“Significant Referral Sources” has the meaning set forth in Section 4.09(k).
“Significant Suppliers” has the meaning set forth in Section 4.09(k).
“Significant Third-Party Payors” has the meaning set forth in Section 4.09(k).
“Software” means any and all (i) computer programs, applications, middleware, utilities, tools, drivers, firmware, microcode, scripts, batch files, instruction sets and macros, including any and all software implementations of algorithms, models and methodologies, whether in source code, object code or other form, (ii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, (iii) data, databases and compilations and collections of data, whether machine readable or otherwise, and (iv) documentation and other materials related to any of the foregoing, including user manuals and training materials.
“Specified Written Documentation” means (i) a pro forma capitalization table setting forth the equity ownership in DFHT immediately following the Closing, (ii) each of the Subscription Agreements with the PIPE Investors, (iii) the Deerfield PIPE Agreement, and (iv) the Deerfield Sponsor PIPE Agreement.
“Sponsor” shall mean DFHTA Sponsor LLC, a Delaware limited liability company.
“Straddle Period” means any taxable period that includes (but does not end on) the Closing Date.
“Straddle Period Returns” has the meaning set forth in Section 6.05(c).
“Subscription Agreements” has the meaning set forth in the Recitals.
“Subsidiary” or “Subsidiaries” means, with respect to any Person, any other Person, of which (a) an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, fifty percent (50%) or more of the Equity Interests of which) is owned directly or indirectly by such first Person or (b) such Persons controls any other Person. For the purposes hereof, the term Subsidiary shall include all Subsidiaries of such Subsidiary. For purposes of the representations and warranties of CareMax in Article IV, the term Subsidiaries shall include the CareMax Contributed Entities.
“Tax” or “Taxes” means, with respect to any Person, all taxes, customs, tariffs, imposts, levies, duties, fees or other like assessments or charges of any kind imposed by a Governmental Authority including any income, gross income, franchise, gross receipts, sales, use, ad valorem, transfer, real property, personal property, escheat, franchise, license, stamp, custom, duty, fee, charge, withholding, payroll, employment or windfall profits taxes, alternative or add-in minimum taxes or other tax or charge of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any Tax Authority on such Person, whether disputed or not.
“Tax Authority” means any Governmental Authority or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any Tax.
“Tax Matter” has the meaning set forth in Section 6.05(i).
“Tax Returns” means any returns, reports, certificates, forms or similar statements or documents (including any related or supporting information or schedules attached thereto and any information returns, amended Tax returns, claims for refund or declaration of estimated Tax) required or permitted to be supplied to, or filed with, a Tax Authority in connection with the determination, assessment or collection of any Tax or the administration of any Laws relating to any Tax.
“Third-Party Payor” means any insurer, health maintenance organization, health care benefit plan, third party administrator, employer, union, trust, governmental program (including any federal health care program), preferred provider organization, managed care program, or other consumer or customer of health care services that has authorized a Company as a provider or supplier of health care services to its members, beneficiaries, participants or the like thereof, or to whom a Company has submitted a claim for, or received reimbursement for, health care products or services.
“Trading Day” means any day on which the DFHT Class A Common Stock is traded on NASDAQ, or, if NASDAQ is not the principal trading market for the DFHT Class A Common Stock on such day, then on the principal national securities exchange or securities market on which the DFHT Class A Common Stock is then traded.
“Transactions” means the transactions contemplated by this Agreement to occur at or immediately prior to the Closing.
“Transfer Taxes” has the meaning set forth in Section 6.05(a).
“Treasury Regulations” means the permanent and temporary income tax regulations promulgated under the Code, as may be amended from time to time (including corresponding provisions of successor Treasury Regulations).
“Trust Account” has the meaning set forth in Section 5.07(a).
“Trust Agreement” has the meaning set forth in Section 5.07(a).
“Trustee” has the meaning set forth in Section 5.07(a).
“Unaudited Financial Statements” has the meaning set forth in Section 4.06(a).
“VWAP” means, for any security as of any date(s), the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) shall be the fair market value per share on such date(s) as reasonably determined by a nationally recognized independent investment banking firm mutually agreed between the Sellers and DFHT.
“Willful Breach” means, with respect to any agreement, a Party’s knowing and intentional material breach of any of its representations or warranties as set forth in such agreement, or such Party’s material breach of any of its covenants or other agreements set forth in such agreement, which material breach constitutes, or is a consequence of, a purposeful act or failure to act by such Party with the knowledge that the taking of such act or failure to take such act would cause a material breach of such agreement.
“Working Capital” means, with respect to the applicable Company Group, as of 12:01 a.m. on the Closing Date (a) the current assets (excluding any Cash Amount) of the applicable Company Group, minus (b) the current liabilities (excluding any Expenses and Payoff Indebtedness) of the applicable Company Group, in each case, calculated consistent with the principles and methodology set forth on Exhibit D, with respect to such Company Group; provided, that the calculation of Working Capital shall not include any current or deferred Tax assets or liabilities of the applicable Company Group.

Annex B
Form of Third Amended and Restated Certificate of Incorporation
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CAREMAX, INC.
2021
CareMax, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “CareMax, Inc.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on May 8, 2020 (the “Original Certificate”). The name under which the Original Certificate was filed is “Deerfield Healthcare Technology Acquisitions Corp.”
2.   The Corporation’s First Amended and Restated Certificate of Incorporation, which amended and restated the provisions of the Original Certificate, was filed with the Secretary of State of the State of Delaware on June 25, 2020 (as amended, the “First Amended and Restated Certificate”). The name under which the First Amended and Restated Certificate was filed is “Deerfield Healthcare Technology Acquisitions Corp.”
3.   The Corporation’s Second Amended and Restated Certificate of Incorporation, which amended and restated the provisions of the First Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on July 16, 2020 (as amended, the “Second Amended and Restated Certificate”). The name under which the Second Amended and Restated Certificate was filed is “Deerfield Healthcare Technology Acquisitions Corp.”
4.   This Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate”), which both restates and amends the provisions of the Second Amended and Restated Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).
5.   This Third Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of Delaware.
6.   Certain capitalized terms used in this Third Amended and Restated Certificate are defined where appropriate herein.
7.   The text of the Second Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:
ARTICLE I
NAME
The name of the corporation is CareMax, Inc. (the “Corporation”).
ARTICLE II
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all of the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

ARTICLE III
REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.
ARTICLE IV
CAPITALIZATION
Section 4.1   Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 261,000,000 shares, consisting of (a) 260,000,000 shares of common stock (the “Common Stock”), including (i) 250,000,000 shares of Class A common stock (the “Class A Common Stock”), and (ii) 10,000,000 shares of Class B common stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).
Section 4.2   Preferred Stock.   The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.
Section 4.3   Common Stock.
(a)
Voting.

(i)   Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.
(ii)   Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.
(iii)   Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled exclusively, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.
(b)
Class B Common Stock.

(i)   Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) automatically concurrently with or immediately following the closing of the Initial Business Combination (as defined below).

(ii)   Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock or equity-linked securities are issued or deemed issued in excess of the amounts sold in the Corporation’s initial public offering of securities (the “Offering”) and related to or in connection with the closing of the Initial Business Combination, all issued and outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the Initial Business Combination, the ratio for which the shares of Class B Common Stock shall convert into shares of Class A Common Stock will be adjusted so that the number of shares of Class A Common Stock issuable upon conversion of all shares of Class B Common Stock will equal, in the aggregate, 25% of the sum of (a) the total number of all shares of Class A Common Stock issued in the Offering (including any shares of Class A Common Stock issued pursuant to the underwriters’ over-allotment option) plus (b) the sum of (i) all shares of Class A Common Stock issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued in connection with or in relation to the consummation of the Initial Business Combination (including any shares of Class A Common Stock issued pursuant to a forward purchase agreement), excluding any shares of Class A Common Stock or equity-linked securities or rights issued, or to be issued, to any seller in the Initial Business Combination, any private placement warrants issued to DFHTA Sponsor LLC (the “Sponsor”), or an affiliate of the Sponsor or the Corporation’s officers and directors upon the conversion of working capital loans made to the Corporation and any warrants issued pursuant to a forward purchase agreement, minus (ii) the number of shares of Class A Common Stock redeemed in connection with the Initial Business Combination, provided that such conversion of shares of Class B Common Stock shall never be less than the Initial Conversion Ratio.
Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or equity-linked securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock then outstanding consenting or agreeing separately as a single class in the manner provided in Section 4.3(b)(iii), and (ii) in no event shall the Class B Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.
The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Third Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.
Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class B Common Stock will be determined as follows: Each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion.
(iii)   Voting.   Except as otherwise required by law or this Third Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Third Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation
(c)   Dividends.   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(d)   Liquidation, Dissolution or Winding Up of the Corporation.   Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.
Section 4.4   Rights and Options.   The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof. No holder of shares of Common Stock shall be entitled to preemptive, subscription, conversion or redemption rights.
ARTICLE V
BOARD OF DIRECTORS
Section 5.1   Board Powers.   The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Third Amended and Restated Certificate or the By Laws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Third Amended and Restated Certificate and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
Section 5.2   Number, Election and Term.
(a)   The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.
(b)   Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate, the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Third Amended and Restated Certificate, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors that constitutes the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Third Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.
(c)   Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
(d)   Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.
Section 5.3   Newly Created Directorships and Vacancies.   Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.
Section 5.4   Removal; Resignation.   Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Any director may resign at any time upon written notice to the Corporation.
Section 5.5   Preferred Stock — Directors.   Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Third Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.
Section 5.6   Quorum.   A quorum for the transaction of business by the directors shall be set forth in the Bylaws.
ARTICLE VI
BYLAWS
In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Third Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.
ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT
Section 7.1   Meetings.   Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders may not be called by another person or persons.
Section 7.2   Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
Section 7.3   Action by Written Consent.   Except as may be otherwise provided for or fixed pursuant to this Third Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to the Class B Common Stock with respect to which action may be taken by written consent.
ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION
Section 8.1   Limitation of Director Liability.   To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader exculpation than permitted prior thereto), no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty as a director. Any amendment, repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or modification with respect to any act, omission or other matter occurring prior to such amendment, repeal or modification.
Section 8.2   Indemnification and Advancement of Expenses.
(a)   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.
(b)   The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Third Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.
(c)   Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Third Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.
(d)   This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
ARTICLE IX
BUSINESS COMBINATION REQUIREMENTS; EXISTENCE
Section 9.1   General.
(a)   The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Second Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.
(b)   Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 30, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 24 months from the closing of the Offering and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Second Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
Section 9.2   Redemption Rights.
(a)   Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares in an amount that would cause the Corporation to have net tangible assets to be less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.
(b)   If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rules or regulations) and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its taxes, by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights (irrespective of whether they voted in favor or against the Business Combination) shall be equal to the quotient obtained by dividing: (x) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest not previously released to the Corporation to pay its taxes, by (y) the total number of then outstanding Offering Shares.
(c)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 20% of the Offering Shares without the prior consent of the Corporation.
(d)   In the event that the Corporation has not consummated an initial Business Combination within 24 months from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its working capital requirements (subject to an annual limit of $500,000) (less taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
(e)   If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.
(f)   If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.
Section 9.3   Distributions from the Trust Account.
(a)   A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.
(b)   Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.
(c)   The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.
Section 9.4   Share Issuances.   Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote as a class with the Class A Common Stock on any initial Business Combination, on any pre-Business Combination activity or on any amendment to this Article IX.
Section 9.5   Transactions with Affiliates.   In the event the Corporation enters into an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the

Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent accounting firm or an independent investment banking firm that is a member of the Financial Industry Regulatory Authority that such Business Combination is fair to the Corporation from a financial point of view.
Section 9.6   No Transactions with Other Blank Check Companies.   The Corporation shall not enter into an initial Business Combination with another blank check company or a similar company with nominal operations.
Section 9.7   Additional Redemption Rights.   If, in accordance with Section 9.1(a), any amendment is made to this Second Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 24 months from the date of the closing of the Offering or (b) with respect to any other material provisions of this Second Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.
Section 9.8   Minimum Value of Initial Business Combination.   The Corporation’s initial Business Combination must be comprised of one or more Business Combinations having an aggregate fair market value of at least 80% of the value of the assets held in the Trust Account (excluding any deferred underwriting commissions and taxes payable on the interest earned on the Trust Account) at the time the Corporation signs a definitive agreement in connection with the initial Business Combination.
ARTICLE X
CORPORATE OPPORTUNITY
To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Third Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.
ARTICLE XI
AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Third Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Third Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Third Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI.

ARTICLE XII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS
Section 12.1   Forum.   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Third Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel, except for, as to each of (i) through (iv) above, any claim (A) as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, (C) for which the Court of Chancery does not have subject matter jurisdiction, or (D) any action arising under the Securities Act of 1933, as amended, as to which the Court of Chancery and the federal district court for the District of Delaware shall have concurrent jurisdiction. Notwithstanding the foregoing, the provisions of this Section 12.1 will not apply to suits brought to enforce a duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation (including, without limitation, any share of Common Stock) shall be deemed to have notice of and consented to the provisions of this Section 12.1.
Section 12.2   Consent to Jurisdiction.   If any action the subject matter of which is within the scope of Section 12.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Section 12.3   Severability.   If any provision or provisions of this Third Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Third Amended and Restated Certificate (including, without limitation, each portion of any sentence of this Third Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation (including, without limitation, any share of Common Stock) shall be deemed to have notice of and consented to the provisions of this Article XII.
[Signature Page Follows]

IN WITNESS WHEREOF, CareMax, Inc. has caused this Third Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.
CareMax, Inc.
By:	Name: Title:
[Signature Page to Third Amended and Restated Certificate of Incorporation]

Annex C
Form of Amended and Restated Bylaws
AMENDED AND RESTATED BYLAWS
OF
CAREMAX, INC.
(THE “CORPORATION”)
ARTICLE I
OFFICES
Section 1.1.   Registered Office.   The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.
Section 1.2.   Additional Offices.   The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.
ARTICLE II
STOCKHOLDERS MEETINGS
Section 2.1.   Annual Meetings.   The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.
Section 2.2.   Special Meetings.   Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (“Preferred Stock”), and to the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Executive Chairman or Chairman of the Board, Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).
Section 2.3.   Notices.   Written notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”). If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.
Section 2.4.   Quorum.   Except as otherwise provided by applicable law, the Corporation’s certificate of incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”) or these Amended and Restated Bylaws of the Corporation, as the same may be amended from time to time (the “Bylaws”), the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the Executive Chairman, or in his or her absence or inability to act, such person as the Executive Chairman may appoint, or in the absence thereof or failure of the Executive Chairman to make such appointment, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.
Section 2.5.   Voting of Shares.
(a)   Voting Lists.   The Secretary of the Corporation (the “Secretary”) shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number and class of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.
(b)   Manner of Voting.   At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.
(c)   Proxies.   Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority. No stockholder shall have cumulative voting rights.
(i)   A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.
(ii)   A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
(d)   Required Vote.   Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.
(e)   Inspectors of Election.   The Board may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.
Section 2.6.   Adjournments.   Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
Section 2.7.   Advance Notice for Business.
(a)   Annual Meetings of Stockholders.   No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.
(i)   In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).
(ii)   To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii)   The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such Rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.
(iv) In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
(b)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.
(c)   Public Announcement.   For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).
Section 2.8.   Conduct of Meetings.   The chairman of each annual and special meeting of stockholders shall be the Executive Chairman of the Board (or, in the absence (or inability or refusal to act) of the Executive Chairman of the Board, the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such director as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 2.9.   Consents in Lieu of Meeting.   Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote thereon having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.
Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section and the DGCL to the Corporation, written consents signed by a sufficient number of holders entitled to vote to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.
ARTICLE III
DIRECTORS
Section 3.1.   Powers; Number.   The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware. Subject to the Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.
Section 3.2.   Advance Notice for Nomination of Directors.
(a)   Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.
(b)   In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.2.
(c)   Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.
(d)   To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
(e)   If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.
(f)   In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.
Section 3.3.   Compensation.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.
ARTICLE IV
BOARD MEETINGS
Section 4.1.   Annual Meetings.   The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.
Section 4.2.   Regular Meetings.   Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.
Section 4.3.   Special Meetings.   Special meetings of the Board (a) may be called by the Executive Chairman, Chairman of the Board or President and (b) shall be called by the Executive Chairman, Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.
Section 4.4.   Quorum; Required Vote.   A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
Section 4.5.   Consent In Lieu of Meeting.   Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.6.   Organization.   The chairman of each meeting of the Board shall be the Executive Chairman or, in the absence (or inability or refusal to act) of the Executive Chairman, the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.
ARTICLE V
COMMITTEES OF DIRECTORS
Section 5.1.   Establishment.   The Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.
Section 5.2.   Available Powers.   Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.
Section 5.3.   Alternate Members.   The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.
Section 5.4.   Procedures.   Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.
ARTICLE VI
OFFICERS
Section 6.1.   Officers.   The officers of the Corporation elected by the Board shall be a Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman of the Board, Presidents, Vice Presidents, Partners, Managing Directors, Senior Managing Directors, Assistant Secretaries and a Treasurer) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Board may at any time elect one of its members to Chairman or Executive Chairman of the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.
(a)   Chairman or Executive Chairman of the Board. The Executive Chairman shall preside when present at all meetings of the stockholders and the Board. The Executive Chairman shall be responsible, together with the Chief Executive Officer, for formulating corporate objectives and strategies and monitoring their implementation and achievement. The Chairman and Executive Chairman shall have such additional powers and perform such additional duties as shall be prescribed from time to time by the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Executive Chairman of the Board, the Chairman of the Board or the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Corporation (other than through participation as a member of the Board). The position of Executive Chairman and Chairman of the Board a may be held by the same person.
(b)   Chief Executive Officer.   The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Executive Chairman of the Board or the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The position of Chief Executive Officer and President may be held by the same person.
(c)   President.   The President shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The President shall also perform such duties and have such powers as shall be designated by the Board. The position of President and Chief Executive Officer may be held by the same person.
(d)   Vice Presidents.   In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.
(e)   Secretary.
(i)   The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.
(ii)    The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.
(f)   Assistant Secretaries.   The Assistant Secretary or, if there be more than one, the Assistant Secretaries in the order determined by the Board shall, in the absence (or inability or refusal to act) of the Secretary, perform the duties and have the powers of the Secretary.
(g)   Chief Financial Officer.   The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, the Chief Executive Officer or the President may authorize).
(h)   Treasurer.   The Treasurer shall, in the absence (or inability or refusal to act) of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer.
Section 6.2.   Term of Office; Removal; Vacancies.   The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.
Section 6.3.   Other Officers.   The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.
Section 6.4.   Multiple Officeholders; Stockholder and Director Officers.   Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.
ARTICLE VII
SHARES
Section 7.1.   Certificated and Uncertificated Shares.   The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.
Section 7.2.   Multiple Classes of Stock.   If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.
Section 7.3.   Signatures.   Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, Chief Executive Officer, the President

or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.
Section 7.4.   Consideration and Payment for Shares.
(a)   Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.
(b) Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.
Section 7.5.   Lost, Destroyed or Wrongfully Taken Certificates.
(a)   If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.
(b)   If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.
Section 7.6.   Transfer of Stock.
(a)   If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:
(i)   in the case of certificated shares, the certificate representing such shares has been surrendered;
(ii)(A)   with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;
(iii)   the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;

(iv)   the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and
(v)   such other conditions for such transfer as shall be provided for under applicable law have been satisfied.
(b)   Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.
Section 7.7.   Registered Stockholders.   Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.
Section 7.8.   Effect of the Corporation’s Restriction on Transfer.
(a)   A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.
(b)   A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares.
Section 7.9.   Regulations.   The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.
ARTICLE VIII
INDEMNIFICATION
Section 8.1.   Right to Indemnification.   To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan

(hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.
Section 8.2.   Right to Advancement of Expenses.   In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.
Section 8.3.   Right of Indemnitee to Bring Suit.   If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.
Section 8.4.   Non-Exclusivity of Rights.   The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.
Section 8.5.   Insurance.   The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 8.6.   Indemnification of Other Persons.   This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.
Section 8.7.   Amendments.   Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.
Section 8.8.   Certain Definitions.   For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.
Section 8.9.   Contract Rights.   The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
Section 8.10.   Severability.   If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE IX
MISCELLANEOUS
Section 9.1.   Place of Meetings.   If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.
Section 9.2.   Fixing Record Dates.
(a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.
(b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
Section 9.3. Means of Giving Notice.
(a)   Notice to Directors.   Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.
(b)   Notice to Stockholders.   Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
(c)   Electronic Transmission.   “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.
(d)   Notice to Stockholders Sharing Same Address.   Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.
(e)   Exceptions to Notice Requirements.   Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.
Section 9.4.   Waiver of Notice.   Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.5.   Meeting Attendance via Remote Communication Equipment.
(a)   Stockholder Meetings.   If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:
(i)   participate in a meeting of stockholders; and
(ii)   be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.
(b)   Board Meetings.   Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.
Section 9.6.   Dividends.   The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.
Section 9.7.   Reserves.   The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
Section 9.8.   Contracts and Negotiable Instruments.   Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.
Section 9.9.   Fiscal Year.   The fiscal year of the Corporation shall be fixed by the Board.
Section 9.10.   Seal.   The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11.   Books and Records.   The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.
Section 9.12.   Resignation.   Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 9.13.   Surety Bonds.   Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, Chief Executive Officer, President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.
Section 9.14.   Securities of Other Corporations.   Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, Chief Executive Officer, President, any Vice President or any officers authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.
Section 9.15.   Amendments.   The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power (except as otherwise provided in Section 8.7) of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

Annex D
CAREMAX, INC.
2021 LONG-TERM INCENTIVE PLAN

D-i

D-ii

1.
History; Effective Date.

CAREMAX, INC., a Delaware corporation (“CareMax”), has established the CAREMAX, INC. 2021 LONG-TERM INCENTIVE PLAN, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan was adopted by the Board of Directors of CareMax (the “Board”) on May 12, 2021. The Plan shall become and is effective as of the Effective Date.
2.
Purposes of the Plan.

The Plan is designed to:
(a)   promote the long-term financial interests and growth of CareMax and its Subsidiaries (together, the “Company”) by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company’s business;
(b)   motivate management personnel by means of growth-related incentives to achieve long-range goals; and
(c)   further the alignment of interests of Participants with those of the stockholders of CareMax through opportunities for increased stock or stock-based ownership in CareMax.
Toward these objectives, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.
3.
Terminology.

Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.
4.
Administration.

(a)   Administration of the Plan.   The Plan shall be administered by the Administrator.
(b)   Powers of the Administrator.   The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:
(i)   determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(ii)   determine the types of Awards to be granted to any Eligible Individual;
(iii)   determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;
(iv)   determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) subject to Section 7(b), the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;
(v)   subject to Sections 7(f) and 15, modify, amend or adjust the terms and conditions of any Award;
(vi)   subject to Section 7(b), accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration shall be made to any Award that is considered “deferred compensation” within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;
(vii)   determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;
(viii)   for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of one or more jurisdictions, adopt, amend, modify, administer or terminate sub-plans, appendices, special provisions or supplements applicable to Awards regulated by the laws of a particular jurisdiction, which sub-plans, appendices, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, supplements and special provisions;
(ix)   establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;
(x)   determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;
(xi)   administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;
(xii)   establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;
(xiii)   correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall consider it desirable to carry it into effect; and
(xiv)   otherwise administer the Plan and all Awards granted under the Plan.
(c)   Delegation of Administrative Authority.   The Administrator may designate officers or employees of the Company to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and stock exchange rules, the Administrator may delegate to officers or other employees of the Company the Administrator’s duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are officers under Section 16 of the Exchange Act.
(d)   Non-Uniform Determinations.   The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(e)   Limited Liability; Advisors.   To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, CareMax, and the officers and directors of CareMax shall be entitled to rely upon the advice, opinions or valuations of any such persons.
(f)   Indemnification.   The members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of CareMax or an Affiliate shall be indemnified by CareMax against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan; provided, that such right to indemnification shall not be available if prohibited by law, by CareMax’s charter or by-laws, or by any directors’ and officers’ liability insurance coverage which may be in effect from time to time.
(g)   Effect of Administrator’s Decision.   All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including CareMax, its stockholders, any Participants and any other employee, consultant, or director of CareMax and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of CareMax shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.
5.
Shares Issuable Pursuant to Awards.

(a)   Initial Share Pool.   As of the Effective Date, the number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan (the “Share Pool”) shall be equal to 7,000,000 shares of Common Stock.
(b)   Adjustments to Share Pool.   On and after the Effective Date, the Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:
(i)    The Share Pool shall be increased automatically, without further action of the Board, on January 1st of each calendar year commencing after the Effective Date and ending on (and including) January 1, 2031, by a number of shares of Common Stock equal to the lesser of (A) four percent (4%) of the aggregate number of shares of Common Stock outstanding on December 31st of the immediately preceding calendar year, excluding for this purpose any such outstanding shares of Common Stock that were granted under this Plan and remain unvested and subject to forfeiture as of the relevant December 31st, or (B) a lesser number of shares of Common Stock determined by the Board or Compensation Committee prior to the relevant January 1st.
(ii)   The Share Pool shall be reduced, on the date of grant, by one share for each share of Common Stock made subject to an Award granted under the Plan;
(iii)   The Share Pool shall be increased, on the relevant date, by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award or portion of an Award that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares;
(iv)   The Share Pool shall be increased, on the forfeiture date, by the number of shares of Common Stock that are forfeited back to CareMax after issuance due to a failure to meet an Award contingency or condition with respect to any Award or portion of an Award;
For the avoidance of doubt, the Share Pool shall not be increased by (A) shares of Common Stock used as a reference measure for any Award granted under this Plan that are not issued upon settlement of such Award due to a net settlement, (B) shares of Common Stock withheld by or surrendered (either actually or through attestation) to CareMax in payment of the exercise price of any Award, (C) shares of Common Stock withheld by or surrendered (either actually or through attestation) to CareMax in payment of the Tax Withholding Obligation that arises in connection with any Award, or

(D) shares of Common Stock have been reacquired by the Company in the open market using the proceeds of amounts received upon the exercise of stock options.
(c)   ISO Limit.   Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to 7,000,000 shares of Common Stock.
(d)   Source of Shares.   The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under CareMax’s charter but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.
6.
Participation.

Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for CareMax or a Subsidiary; provided, however, that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.
7.
Awards.

(a)   Awards, In General.   The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by CareMax and the Participant receiving the Award (including by electronic delivery and/or electronic signature).
(b)   Minimum Restriction Period for Awards.   Except as provided below and notwithstanding any provision of the Plan to the contrary, each Award granted under the Plan shall be subject to a minimum Restriction Period of 12 months from the date of grant if vesting of or lapse of restrictions on such Award is based on the Participant’s satisfaction of specified service requirements with the Company or performance conditions. Except as provided below and notwithstanding any provision of the Plan to the contrary, the Administrator shall not have discretionary authority to waive the minimum Restriction Period applicable to an Award, except in the case of death, disability, retirement, termination of employment, or a Change in Control. Notwithstanding any provision of the Plan to the contrary, the provisions of this Section 7(b) shall not apply and/or may be waived, in the Administrator’s discretion, with respect to up to the number of Awards that is equal to five percent (5%) of the aggregate Share Pool as of the Effective Date.
(c)   Stock Options.
(i)   Grants.   A stock option means a right to purchase a specified number of shares of Common Stock from CareMax at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of CareMax or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of CareMax, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.
(ii)   Exercise.   Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The exercise price per share subject to a stock option granted under the Plan shall not be less than the

Fair Market Value of one share of Common Stock on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by CareMax or a Subsidiary or with which CareMax or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.
(iii)   Termination of Service.   Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant’s stock options shall be forfeited upon his or her Termination of Service.
(iv)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.
(d)   Limitation on Reload Options.   The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted automatically upon receipt of delivery of Common Stock to CareMax in payment of the exercise price or any tax withholding obligation under any other stock option.
(e)   Stock Appreciation Rights.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by CareMax or a Subsidiary or with which CareMax or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.
(ii)   Exercise.   Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by CareMax of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.
(iii)   Termination of Service.   Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant’s stock appreciation rights shall be forfeited upon his or her Termination of Service.
(iv)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.
(f)   Repricing.   Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving CareMax (including, without limitation, any stock dividend, stock split,

extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock appreciation rights, nor may outstanding options or stock appreciation rights be canceled in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by CareMax’s stockholders.
(g)   Stock Awards.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.
(ii)   Vesting.   Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.
(iii)   Rights of a Stockholder; Dividends.   Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Cash dividends declared payable on Common Stock shall be paid, with respect to outstanding Restricted Stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock that is granted as a Performance Award shall be held by CareMax and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, CareMax shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by CareMax.
(iv)   Termination of Service.   Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(v)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.

(h)   Stock Units.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Restricted Stock Units represent a contractual obligation by CareMax to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.
(ii)   Vesting and Payment.   Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by CareMax, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii)   No Rights of a Stockholder; Dividend Equivalents.   Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of CareMax with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.
(iv)   Termination of Service.   Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that, subject to the limitations set forth in Section 7(b), the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.
(v)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.
(i)   Performance Shares and Performance Units.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.
(ii)   Performance Criteria.   The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. Performance Goals may be applied on a per share or absolute basis and relative to one or more Performance Metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards in a manner consistent with CareMax’ or its Subsidiary’s established accounting policies, all as the Administrator shall determine at the time the Performance Goals for a Performance Period are established. The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the Performance Goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (9) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to unusual or extraordinary corporate transactions, events or developments, (12) items related to amortization of acquired intangible assets; (13) items that are outside the scope of the Company’s core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating to asset impairment charges; (18) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions; or (19) other adjustment as determined by the Administrator. An Award of Performance Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.
(j)   Other Stock-Based Awards.   The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards. Other Stock-Based Awards in the form of Dividend Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other Stock-Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.

(k)   Awards to Participants Outside the United States.   The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause CareMax or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.
(l)   Limitation on Dividend Reinvestment and Dividend Equivalents.   Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(j).
8.
Withholding of Taxes.

Participants and holders of Awards shall pay to CareMax or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of CareMax under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to CareMax and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the statutory minimum amount required, (or such greater amount permitted under FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation, for equity-classified awards) to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. CareMax or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.
9.
Transferability of Awards.

(a) General Nontransferability Absent Administrator Permission.   Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any CareMax stock ownership or retention policy, now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.
(b) Administrator Discretion to Permit Transfers Other Than For Value.   Except as otherwise restricted by applicable law, the Administrator may, but need not, permit an Award, other than an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, to be transferred to a Participant’s Family Member (as defined below) as a gift or pursuant to a domestic relations order in settlement of marital property rights. The Administrator shall not permit any transfer of an

Award for value. For purposes of this Section 9, “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. The following transactions are not prohibited transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity.
10.
Adjustments for Corporate Transactions and Other Events.

(a)   Mandatory Adjustments.   In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting CareMax (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of CareMax (each, a “Share Change”) that occurs at any time after adoption of this Plan by the Board (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iii) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (iv) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.
(b)   Discretionary Adjustments.   In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders of CareMax receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of CareMax and securities of entities other than CareMax) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”).
(c)   Adjustments to Performance Goals.   The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in CareMax’s consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other CareMax filings with the Securities and Exchange Commission. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of CareMax or the applicable subsidiary, business segment or other operational unit of CareMax or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such

Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.
(d)   Statutory Requirements Affecting Adjustments.   Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.
(e)   Dissolution or Liquidation.   Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of CareMax.
11.
Change in Control Provisions.

(a)   Termination of Awards.   Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:
(i)   the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;
(ii)   the outstanding shares of Restricted Stock the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;
(iii)   the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;
(iv)   the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and
(v)   the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable

Award Agreement and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.
Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.
(b)   Continuation, Assumption or Substitution of Awards.   The administrator may specify, on or after the date of grant, in an award agreement or amendment thereto, the consequences of a Participant’s Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof.
(c)   Other Permitted Actions.   In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.
(d)   Section 409A Savings Clause.   Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.
12.
Substitution of Awards in Mergers and Acquisitions.

Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, consultants or directors of CareMax or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with CareMax or a Subsidiary, or the acquisition by CareMax of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool. Awards may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
13.
Compliance with Securities Laws; Listing and Registration.

(a)   The obligation of CareMax to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of any exchange on which CareMax’s securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of CareMax’s equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but CareMax shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.
(b)   Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)   In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to CareMax in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.
14.
Section 409A Compliance.

It is the intention of CareMax that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither CareMax nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by CareMax and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).
15.
Plan Duration; Amendment and Discontinuance.

(a)   Plan Duration.   The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) May 12, 2031. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before such termination date, or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.
(b)   Amendment and Discontinuance of the Plan.   The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to CareMax or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of CareMax’s stockholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(f) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(c)   Amendment of Awards.   Subject to Section 7(f), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.
16.
General Provisions.

(a)   Non-Guarantee of Employment or Service.   Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of CareMax or any Affiliate or shall interfere in any way with the right of CareMax or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that CareMax is the Participant’s employer or that the Participant has an employment relationship with CareMax.
(b)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between CareMax and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from CareMax pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of CareMax.
(c)   Status of Awards.   Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of CareMax or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) CareMax or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.
(d)   Subsidiary Employees.   In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, CareMax may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Subsidiary shall revert to CareMax.
(e)   Governing Law and Interpretation.   The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws and the laws of the State of Delaware without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect.Except where the context otherwise requires: (i) the singular includes the plural and vice versa; (ii) a reference to one gender includes other genders; (iii) a reference to a person includes a natural person, partnership, corporation, association, governmental or local authority or agency or other entity; and (iv) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them.
(f)   Use of English Language.   The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.
(g)   Recovery of Amounts Paid.   Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which CareMax may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.
17.
Glossary.

Under this Plan, except where the context otherwise indicates, the following definitions apply:
“Administrator” means the Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of two or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock; provided, that with respect to Awards made to a member of the Board who is not an employee of the Company, “Administrator” means the Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.
“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, CareMax or any successor to CareMax. For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.
“Award” means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Unit, and/or Other Stock-Based Award, whether granted under this Plan.
“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.
“Board” means the Board of Directors of CareMax.
“Cause” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement (i) Caremax or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting or similar agreement between the Participant and Caremax or an Affiliate in effect at the time of such termination, or (ii) in the absence of any such employment or consulting or similar agreement (or the absence of any definition of “Cause” contained therein), the Participant’s (A) plea of guilty or nolo contendere to, or conviction of, (1) a felony (or its equivalent in a non-United States jurisdiction) or (2) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of CareMax, any of its Affiliates or a successor to CareMax or an Affiliate, as determined by the Administrator in its sole discretion, or that legally prohibits the Participant from working for CareMax, any of its Subsidiaries or a successor to CareMax or a Subsidiary; (B) a breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s employment duties to CareMax, any of its Subsidiaries or a successor to CareMax or a Subsidiary, in any material respect; or (C) the Participant’s failure, in any material respect, to (1) perform the Participant’s employment duties, (2) comply with the applicable policies of CareMax, or of its Subsidiaries, or a successor to CareMax or a Subsidiary, or (3) comply with covenants contained in any contract or Award Agreement to which the Participant is a party; provided, however, that the Participant shall be provided a written notice describing in reasonable detail the facts which are considered to give rise to a breach described in this clause (C) and the Participant shall have 15 days following receipt of such written notice (the “Cure Period”) during which the Participant may remedy the condition to the extent remediable, and, if so remedied, no Cause for Termination of Service shall exist.
“Change in Control” means the first of the following to occur: (i) a Change in Ownership of CareMax, (ii) a Change in Effective Control of CareMax, or (iii) a Change in the Ownership of Assets of CareMax, as described herein and construed in accordance with Section 409A of the Code.
(i)   A “Change in Ownership of CareMax” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of CareMax that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of CareMax. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of CareMax, the acquisition of additional stock by the same

Person or Persons Acting as a Group is not considered to cause a Change in Ownership of CareMax or to cause a Change in Effective Control of CareMax (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which CareMax acquires its stock in exchange for property will be treated as an acquisition of stock.
(ii)   A “Change in Effective Control of CareMax” shall occur on the date either (A) a majority of members of CareMax’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of CareMax’s Board before the date of the appointment or election, or (B) any one Person, or Persons Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of CareMax possessing 50% or more of the total voting power of the stock of CareMax.
(iii)   A “Change in the Ownership of Assets of CareMax” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from CareMax that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of CareMax immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of CareMax, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
The following rules of construction apply in interpreting the definition of Change in Control:
(A)   A “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by CareMax and by entities controlled by CareMax or an underwriter, initial purchaser or placement agent temporarily holding the capital stock of CareMax pursuant to a registered public offering.
(B)   Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.
(C)   A Change in Control shall not include a transfer to a related person as described in Section 409A of the Code or a public offering of capital stock of CareMax.
(D)   For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.
(E)   For the avoidance of doubt, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (i), (ii) or (iii) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

“Closing Date” means the date of the closing of the transactions contemplated by that certain Business Combination Agreement, dated as of December 18, 2020, as amended, by and among Deerfield Healthcare Technology Acquisitions Corp., CareMax Medical Group, LLC, and the other parties thereto.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.
“Common Stock” means shares of Class A common stock of CareMax, par value $0.0001 per share, and any capital securities into which they are converted.
“Company” means CareMax and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only CareMax.
“Compensation Committee” means the Compensation Committee of the Board.
“Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.
“Effective Date” means the later of (i) the date on which adoption of the Plan is approved by the stockholders of CareMax and (ii) the Closing Date.
“Eligible Individuals” means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, CareMax or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for CareMax’s securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from CareMax or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.
“Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:
(i)   if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;
(ii)   if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or
(iii)   if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.
Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

“Full Value Award” means an Award that results in CareMax transferring the full value of a share of Common Stock under the Award, whether or not an actual share of stock is issued. Full Value Awards shall include, but are not limited to, stock awards, stock units, Performance Shares, Performance Units that are payable in Common Stock, and Other Stock-Based Awards for which CareMax transfers the full value of a share of Common Stock under the Award, but shall not include Dividend Equivalents.
“Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.
“Nonqualified Option” means any stock option that is not an Incentive Stock Option.
“Other Stock-Based Award” means an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures.
“Participant” means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.
“Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units.
“Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator.
“Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:
(i)   Earnings or Profitability Metrics:   any derivative of revenue; earnings/loss (gross, operating, net or adjusted, earnings per share (basic or diluted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, legal settlements, early extinguishment of debt or stock-based compensation expense;
(ii)   Return Metrics:   any derivative of return on investment, assets, equity or capital (total or invested);
(iii)   Investment Metrics:   relative risk-adjusted investment performance; investment performance of assets under management;
(iv)   Cash Flow Metrics:   any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital; return on sales; costs, reductions in costs and cost control measure;
(v)   Liquidity Metrics:   any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios);
(vi)   Stock Price and Equity Metrics:   any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); and/or
(vii)   Strategic Metrics:   regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; acquisition of new customers, including institutional accounts; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; completion of an identified special project.
“Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.
“Performance Shares” means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.
“Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.
“Plan” means this CareMax, Inc. 2021 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.
“Restricted Stock” means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).
“Restricted Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).
“Restriction Period” means, with respect to Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period in accordance with Section 7(b)).
“Subsidiary” means any corporation or other entity in an unbroken chain of corporations or other entities beginning with CareMax if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code , a “Subsidiary” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.
“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.
“Termination of Service” means the termination of the Participant’s employment or consultancy with, or performance of services for, CareMax and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among CareMax and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with CareMax and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with CareMax and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for CareMax or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with CareMax or any Subsidiary.
“Total and Permanent Disability” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement, that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which the Participant participates and which conditions the right to receive benefits under such program on the Participant being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death. The Administrator shall have sole authority to determine whether a Participant has suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.
“Unit” means a bookkeeping entry used by CareMax to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units, and Performance Shares that are expressed in terms of units of Common Stock.
“CareMax” means CareMax, Inc., a Delaware corporation.
{end of document}

Annex E
LOCK-UP AGREEMENT
December 18, 2020
Deerfield Healthcare Technology Acquisitions Corp.
780 Third Avenue
New York, New York 10017
Ladies and Gentlemen:
This letter agreement (this “Agreement”) relates to a Business Combination Agreement entered into as of December 18, 2020 (the “Business Combination Agreement”) by and among Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation (“DFHT”) and the other parties thereto. Capitalized terms used and not otherwise defined herein are defined in the Business Combination Agreement and shall have the meanings given to such terms in the Business Combination Agreement.
1.
In order to induce all parties to consummate the transactions contemplated by the Business Combination Agreement, the undersigned hereby agrees that:

(a) with respect to the Founder Shares held by the undersigned, and any shares of DFHT Class A Common Stock issuable in exchange thereof, from the date hereof until the earliest of (1) twelve (12) months after the Closing Date, (2) the date on which the VWAP (as defined in the Business Combination Agreement) of DFHT Class A Common Stock is equal to or greater than $12.50 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing at least one hundred fifty (150) calendar days after the Closing Date, and (3) the date following the completion of the transactions contemplated by the Business Combination Agreement on which DFHT completes a Change of Control Transaction (as defined in the Business Combination Agreement);
(b) with respect to shares of DFHT Class A Common Stock purchased pursuant to the Deerfield PIPE and held by the undersigned (the “Deerfield PIPE Shares”), from the date hereof until the earliest of (1) nine (9) months after the Closing Date, (2) the date on which the VWAP of DFHT Class A Common Stock is equal to or greater than $12.50 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing at least one hundred fifty (150) calendar days after the Closing Date, and (3) the date following the completion of the transactions contemplated by the Business Combination Agreement on which DFHT completes a Change of Control Transaction; and
(c) with respect to the 3,360,000 shares of DFHT Class A Common Stock purchased by Deerfield Partners in the Company’s initial public offering (the “Deerfield IPO Shares”), from the date hereof until the earliest of (1) six (6) months after the Closing Date and (2) the date following the completion of the transactions contemplated by the Business Combination Agreement on which DFHT completes a Change of Control Transaction; and
(d) with respect to the shares of DFHT Class A Common Stock (i) received as Closing Date Equity Consideration, IMC Earnout Consideration or CareMax Earnout Consideration pursuant to the transactions contemplated by the Business Combination Agreement or (ii) held by any director or executive officer of DFHT immediately after the Closing (all such shares, together with the Founder Shares, and any shares of DFHT Class A Common Stock issuable in exchange thereof, the Deerfield PIPE Shares and the Deerfield IPO Shares, the “Lock-Up Shares”), from the date hereof until the earliest of (1) nine (9) months after the Closing Date, (2) the date on which the VWAP of DFHT Class A Common Stock is equal to or greater than $12.50 (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing at least one hundred fifty (150) calendar days after the Closing Date, and (3) the date following the completion of the transactions contemplated by the Business Combination Agreement on which DFHT completes a Change of Control Transaction;

(the applicable period set forth in each of clauses (a), (b), (c) and (d), the “Lock-Up Period”), the undersigned will not: (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any Lockup Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-Up Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).
2.
The undersigned hereby authorizes DFHT to cause its transfer agent for DFHT Common Stock to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, the Lock-Up Shares during the Lock-Up Period, as applicable thereto.

3.
Notwithstanding the foregoing, the undersigned may sell or otherwise transfer Lock-Up Shares during the undersigned’s lifetime or on death (or, if the undersigned is not a natural person, during its existence):

(a)
if the undersigned is not a natural person, to its direct or indirect equity holders or to any of its other affiliates;

(b)
as a bona fide gift or gifts;

(c)
to the immediate family members (including spouses, significant others, lineal descendants, brothers and sisters) of the undersigned;

(d)
to a family trust, foundation or partnership established for the exclusive benefit of the undersigned, its equity holders or any of their respective immediate family members;

(e)
to a charitable foundation controlled by the undersigned, its equity holders or any of their respective immediate family members;

(f)
if the undersigned is not a natural person, to any affiliate, subsidiary, employee, officer, director, investment fund controlled or managed by the undersigned or its affiliates, or commonly controlled or managed investment fund; or

(g)
if the undersigned is not a natural person, through distributions to limited or general partners, members, managers, equity holders, stockholders or affiliates of the undersigned or via the admission of new equity holders, partners, members or managers into any entity holding any of the Lock-Up Shares.

provided, however, that in the case of any sale or transfer pursuant to clauses (a) through (g) above, such sale or transfer shall be conditioned upon entry by such transferees into a written agreement, addressed to DFHT, agreeing to be bound by the transfer restrictions and the other terms and conditions of this Agreement in the form attached as Exhibit A hereto.
4.
The restrictions set forth in this Agreement shall not apply to:

(a)
the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the sale or transfer of Lock-Up Shares; provided, however, that such plan does not provide for the sale or transfer of Lock-Up Shares during the Lock-Up Period;

(b)
any shares of DFHT Common Stock purchased by the undersigned in the open market or in any public or private capital raising transaction of DFHT (other than the Deerfield PIPE) or otherwise any shares of DFHT Common Stock (or other securities of DFHT) other than the Lock-Up Shares; or

(c)
the inclusion of any Lock-Up Shares (but not the subsequent sale or transfer of such Lock-Up Shares) as part of any resale shelf registration statement filed pursuant to the A&R Registration Rights Agreement.

5.
The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents reasonably necessary in connection with enforcement hereof.

6.
This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof. Each of DFHTA Sponsor LLC, a Delaware limited liability company (the “Sponsor”), the CareMax Representative and IMC Holdings, L.P. shall be an express third party beneficiaries of this Agreement and shall have the right to enforce the terms of this Agreement directly against the undersigned holders of Lock-Up Shares as if Sponsor, the CareMax Representative and IMC Holdings, L.P. were original parties hereto. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by DFHT, the undersigned, the Sponsor, the CareMax Representative and IMC Holdings, L.P.

7.
For the avoidance of any doubt, the parties hereto acknowledge and agree that the undersigned shall retain all of its rights as a stockholder of DFHT during the Lock-up Period, including the right to vote, and to receive any dividends and distributions in respect of, any DFHT Common Stock.

8.
No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the undersigned and its successors and assigns.

9.
This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the Delaware Chancery Court, or if such court does not have subject matter jurisdiction, in any court of the United States located in the State of Delaware, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

10.
Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by overnight mail or similar private courier service, by certified mail (return receipt requested) or email transmission to the address or email address (as applicable) set forth below such party’s name on the signature page hereto.

11.
This Agreement may be executed and delivered in one or more counterparts (including by facsimile, electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

12.
This Agreement shall become effective on the Closing Date. This Agreement and the obligations of each party hereunder shall automatically terminate upon the termination of the Business Combination Agreement in accordance with its terms. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement occurring prior to its termination.

[Signature on the following page]

Very truly yours,
DEERFIELD PARTNERS, L.P.
By:
Deerfield Mgmt, L.P.
General Partner

By:
J.E. Flynn Capital, LLC
General Partner

By:
/s/ David J. Clark

Name:   David J. Clark
Title:     Authorized Signatory
Address:
Email:
[Signature Page to Lockup Agreement]

Very truly yours,
DFHTA SPONSOR LLC
By:
/s/ Lawrence Atinsky

Name:   Lawrence Atinsky
Title:     Manager
Address:
Email:
[Signature Page to Lockup Agreement]

Very truly yours,
/s/ Richard Barasch Richard Barasch
/s/ Steven Hochberg Steven Hochberg
/s/ Christopher Wolfe Christopher Wolfe
/s/ Peter F. Fitzgerald Dr. Peter F. Fitzgerald
/s/ Linda Grais Dr. Linda Grais
/s/ David J. Shulkin Hon. Dr. David J. Shulkin
[Signature Page to Lockup Agreement]

Very truly yours,
O.M. INVESTMENT GROUP, INC.
By:	/s/ Carlos A. de Solo Name: Carlos A. de Solo
Title: Chief Executive Officer
Address:
Email:
C.G.D. INVESTMENT GROUP, INC.
By:	/s/ Alberto R. de Solo Name: Alberto R. de Solo
Title: Chief Executive Officer
Address:
Email:
JOSEPH N. DE VERA, INC.
By:	/s/ Joseph N. De Vera Name: Joseph N. De Vera
Title: Chief Executive Officer
Address:
Email:
NKP CAREMAX, LLC
By:	/s/ Nayan K. Pathak Name: Nayan K. Pathak
Title: Manager
Address:
Email:
MOUQUIN TROTTER, INC.
By:	/s/ Benjamin Quirk Name: Benjamin Quirk
Title: President
Address:
Email:
[Signature Page to Lockup Agreement]

Very truly yours,
IMC HOLDINGS, LLC
By:	/s/ William C. Lamoreaux Name: William C. Lamoreaux
Title: Chief Executive Officer
Address:
Email:
[Signature Page to Lockup Agreement]

Very truly yours,
DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
By:	/s/ Christopher Wolfe Name:Christopher Wolfe
Title:Chief Financial Officer
[Signature Page to Lockup Agreement]

EXHIBIT A
JOINDER TO LOCK-UP AGREEMENT
The undersigned is executing and delivering this Joinder to the Lock-up Agreement by and among Deerfield Healthcare Technology Acquisitions Corp. (the “Company”) dated        , 2020 and the other parties thereto (as the same may hereafter be amended, the “Lock-Up Agreement”).
The undersigned received Lock-Up Shares (as defined in the Lock-Up Agreement) pursuant to a transaction set forth in Section 3 of the Lock-Up Agreement. By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Lock-Up Agreement as a holder of Lock-Up Shares in the same manner as if the undersigned were an original signatory to the Lock-Up Agreement.
Accordingly, the undersigned has executed and delivered this Joinder as of the     day of            , 20   .
[•]
By:
Its:
Address for Notices: [•]
[•]
[•]
[•]

Annex F
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of December 18, 2020, by and among (i) Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation (“Pubco”), (ii) DFHTA Sponsor LLC, a Delaware limited liability company (“Sponsor”), (iii) each of the Persons listed on the Schedule of Investors attached hereto as of the date hereof, and (iv) each of the other Persons set forth from time to time on the Schedule of Investors who, at any time, own securities of Pubco and enter into a joinder to this Agreement agreeing to be bound by the terms hereof (each Person identified in the foregoing (ii) through (iv), an “Investor” and, collectively, the “Investors”). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 11 hereof.
WHEREAS, Pubco and certain of the Investors (the “Original Holders”) are parties to that certain Registration Rights Agreement, dated as of July 16, 2020 (the “Prior Agreement”);
WHEREAS, the Original Holders currently hold an aggregate of 3,593,750 shares (the “Founder Shares”) of Class B ordinary common stock of Pubco, par value $0.0001 per share, issued prior to Pubco’s initial public offering;
WHEREAS, the Original Holders currently hold an aggregate of 3,588,667 warrants (the “Private Placement Warrants”) to purchase, at an exercise price of $11.50 per share (subject to adjustment), shares of Common Stock;
WHEREAS, Pubco, CareMax Medical Group, LLC, a Florida limited liability company (“CareMax”) and IMC Medical Group Holdings, LLC, a Delaware limited liability company (“IMC” and, together with CareMax, each a “Company” and collectively, the “Companies”) have entered into a Business Combination Agreement, dated as of December 18, 2020 (the “Business Combination Agreement”), pursuant to which, and subject to the terms and conditions thereof, PubCo has agreed to acquire all of the issued and outstanding equity interests of the Companies (the “Business Combination”);
WHEREAS, in connection with the execution and delivery of the Business Combination Agreement, Pubco and certain of the Deerfield Investors have entered into subscription agreements, dated as of December 18, 2020 (the “Subscription Agreements”), pursuant to which, and subject to the terms and conditions thereof, such Deerfield Investors have agreed to purchase an aggregate of 10,000,000 shares of Common Stock (the “PIPE Shares”); and
WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety on the terms and conditions included herein and to include the recipients of the other Registrable Securities identified herein.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
1.   Resale Shelf Registration Rights.
(a)   Registration Statement Covering Resale of Registrable Securities.   Pubco shall use its reasonable best efforts to prepare and file or cause to be prepared and filed with the Commission, no later than thirty (30) days following the consummation of the Business Combination (the “Filing Deadline”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Investors of all of the Registrable Securities held by the Investors (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-1; provided, that Pubco shall file, within thirty (30) days of such time as Form S-3 (“Form S-3”) is available for the Resale Shelf Registration Statement, a post-effective amendment to the Resale Shelf Registration Statement then in effect, or otherwise file a Registration Statement on Form S-3, registering the Registrable Securities for resale in accordance with the immediately preceding sentence on

F-1

Form S-3 (provided that Pubco shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the Commission). Pubco shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, but in no event later than the earlier of (i) sixty (60) days following the Filing Deadline and (ii) three (3) Business Days after the Commission notifies Pubco that it will not review the Resale Shelf Registration Statement, if applicable (the “Effectiveness Deadline”); provided, that, if the Registration Statement filed pursuant to this Section 1(a) is reviewed by, and Pubco receives comments from, the Commission with respect to such Registration Statement, the Effectiveness Deadline shall be extended to ninety (90) days following the Filing Deadline. Without limiting the foregoing, as soon as practicable, but in no event later than three (3) Business Days, following the resolution or clearance of all Commission comments or, if applicable, following notification by the Commission that any such Registration Statement or any amendment thereto will not be subject to review, Pubco shall file a request for acceleration of effectiveness of such Registration Statement (to the extent required, by declaration or ordering of effectiveness, of such Registration Statement or amendment by the Commission) to a time and date not later than two (2) Business days after the submission of such request. Once effective, Pubco shall use reasonable best efforts to keep the Resale Shelf Registration Statement continuously effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times for the public resale of all of the Registrable Securities until such date as all Registrable Securities covered by the Resale Shelf Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (the “Effectiveness Period”). The Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit any Investor to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement, and Pubco shall file with the Commission the final form of such Prospectus pursuant to Rule 424 (or successor thereto) under the Securities Act no later than the first (1st) Business Day after the Resale Shelf Registration Statement becomes effective. The Resale Shelf Registration Statement shall provide that the Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Investors. Without limiting the foregoing, subject to any comments from the Commission, each Registration Statement filed pursuant to this Section 1 shall include a “plan of distribution” approved by the Majority Caremax and IMC Investors and the Majority Deerfield Investors.
(b)   Notwithstanding the registration obligations set forth in this Section 1, in the event that, despite Pubco’s efforts to include all of the Registrable Securities in any Registration Statement filed pursuant to Section 1(a), the Commission informs Pubco (the “Commission’s Notice”) that all of the Registrable Securities cannot, as a result of the application of Rule 415 or otherwise, be registered for resale as a secondary offering on a single Registration Statement, Pubco agrees to promptly (i) inform each of the holders thereof and use its reasonable best efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and (ii) as soon as practicable but in no event later than the New Registration Statement Filing Deadline, file an additional Registration Statement (a “New Registration Statement”), on Form S-3, or if Form S-3 is not then available to Pubco for such Registration Statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, Pubco shall be obligated to use its reasonable best efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. The Investors shall have the right to participate or have their respective legal counsel participate in any meetings or discussions with the Commission regarding the Commission’s position and to comment or have their respective counsel comment on any written submission made to the Commission with respect thereto. No such written submission shall be made to the Commission to which any

F-2

Investor’s counsel reasonably objects. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering, unless otherwise directed in writing by a holder as to its Registrable Securities directing the inclusion of less than such holder’s pro rata amount, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Investors. In the event Pubco amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, Pubco will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to Pubco or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement. If Pubco shall not be able to register for resale all of the Registrable Securities on the Resale Shelf Registration Statement within three (3) months following the date of Pubco’s receipt of the Commission’s Notice, then, until such Resale Shelf Registration Statement is effective, each of the Majority Caremax Investors, the Majority IMC Investors and the Majority Deerfield Investors shall be entitled to demand registration rights pursuant to Section 2 below as long as the demand request is a proposal to sell Registrable Securities with an aggregate market price at the time of request of not less than $5,000,000 (the “Shelf Demand Right”).
(c)   Registrations effected pursuant to this Section 1 shall not be counted as Demand Registrations effected pursuant to Section 2.
(d)   No Investor shall be named as an “underwriter” in any Registration Statement filed pursuant to this Section 1 without the Investor’s prior written consent; provided that if the Commission requests that an Investor be identified as a statutory underwriter in the Registration Statement, then such Investor will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement upon its prompt written request to Pubco, in which case Pubco’s obligation to register such Investor’s Registered Securities shall be deemed satisfied or (ii) be included as such in the Registration Statement. Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and shall be subject to the approval, which shall not be unreasonably withheld or delayed, of) the Investors prior to its filing with, or other submission to, the Commission; provided that, Pubco shall not be deemed to be in breach of any Effectiveness Deadline or other deadline set forth in this Agreement if the failure of Pubco to meet such deadline is the result of an Investor’s failure to approve such Registration Statement or amendment or supplement thereto or request for acceleration thereof.
(e)   In the event that on any Trading Day (as defined below) (the “Registration Trigger Date”) the number of shares available under the Registration Statements filed pursuant to this Section 1 is insufficient to cover all of the Registrable Securities (without giving effect to any limitations on the exercise or conversion of any securities exercisable for, or convertible into, Registrable Securities and, in the case of Registrable Securities issuable upon the exercise of warrants, assuming the exercise of such warrants for cash), Pubco shall amend such Registration Statements, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover the total number of Registrable Securities so issued or issuable (without giving effect to any limitations on the exercise or conversion of any securities exercisable for, or convertible into, Registrable Securities and, in the case of Registrable Securities issuable upon the exercise of warrants, assuming the exercise of such warrants for cash) as of the Registration Trigger Date as soon as practicable, but in any event within fifteen (15) days after the Registration Trigger Date. Pubco shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event Pubco shall cause such amendment and/or new Registration Statement to become effective within sixty (60) days of the Registration Trigger Date (or ninety (90) days if the applicable Registration Statement or amendment is reviewed by, and comments are thereto provided from, the Commission) or as promptly as practicable in the event Pubco is required to

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increase its authorized shares. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.
2.   Demand Registrations.
(a)   Requests for Registration.   Subject to the terms and conditions of this Agreement and of the Lock-Up Agreements, at any time or from time to time, provided that Pubco does not then have an effective Registration Statement outstanding covering all of the Registrable Securities, the holders of Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration statement (“Long-Form Registrations”) or, if available, on Form S-3 (including a shelf registration pursuant to Rule 415 under the Securities Act) or any similar short-form registration statement, including an automatic shelf registration statement (as defined in Rule 405) (an “Automatic Shelf Registration Statement”), if available to Pubco (“Short-Form Registrations”), in accordance with Section 2(b) and Section 2(c) below (such holders being referred to herein as the “Initiating Investors” and all registrations requested by the Initiating Investors being referred to herein as “Demand Registrations”). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the intended method of distribution. Subject to Sections 10(a) and 10(b) (collectively, the “MNPI Provisions”), within five (5) Business Days after receipt of any such request, Pubco shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms and conditions set forth herein, shall include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all such Registrable Securities with respect to which Pubco has received written requests for inclusion therein within five (5) Business Days after the receipt of Pubco’s notice. Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the notice of Demand Registration and shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of Pubco until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.
(b)   Long-Form Registrations.   (i) The Majority Caremax Investors, on behalf of any and all Caremax Investors, may request one (1) Long-Form Registration in which Pubco shall pay all Registration Expenses whether or not any such Long-Form Registration has become effective, (ii) the Majority IMC Investors, on behalf of any and all IMC Investors, may request one (1) Long-Form Registration in which Pubco shall pay all Registration Expenses whether or not any such Long-Form Registration has become effective and (iii) the Majority Deerfield Investors may request one (1) Long-Form Registration in which Pubco shall pay all Registration Expenses whether or not any such Long-Form Registration has become effective; in each case, provided that, Pubco shall not be obligated to effect, or to take any action to effect, any Long-Form Registration (x) unless the aggregate market price of the Registrable Securities requested to be registered in such Long-Form Registration exceeds $20,000,000 (or with respect to the Shelf Demand Right, $5,000,000) at the time of request, or (y) if Pubco has already effected a Demand Registration (which became effective) in the preceding 45-day period; provided, further, that Pubco shall only be obligated to effect, or take any action to effect, one (1) Long-Form Registration for each of the three groups identifed in the first sentence of this Section 2(b). A registration shall not count as the sole permitted Long-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event Pubco shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations hereunder.
(c)   Short-Form Registrations.   In addition to the Long-Form Registration provided pursuant to Section 2(b), each of (i) the Majority Careamax Investors, on behalf of any and all Caremax Investors, (ii) the Majority IMC Investors, on behalf of any and all IMC Investors, and

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(iii) the Majority Deerfield Investors shall be entitled to request Short-Form Registrations in which Pubco shall pay all Registration Expenses whether or not any such Short-Form Registration has become effective; provided, however, that Pubco shall not be obligated to effect any such Short-Form Registration: (i) if the holders of Registrable Securities, together with the holders of any other securities of Pubco entitled to inclusion in such Short-Form Registration, propose to sell Registrable Securities with an aggregate market price at the time of request of less than $5,000,000, (ii) if Pubco has already effected three (3) Short-Form Registrations (which became effective) for the holders of Registrable Securities requesting a Short-Form Registration pursuant to this Section 2(c), or (iii) if Pubco has already effected a Demand Registration (which became effective) in the preceding 90-day period. Demand Registrations shall be Short-Form Registrations whenever Pubco is permitted to use any applicable short form registration and if the managing underwriters (if any) agree to the use of a Short-Form Registration. For so long as Pubco is subject to the reporting requirements of the Exchange Act, Pubco shall use its reasonable best efforts to make Short-Form Registrations available for the offer and sale of Registrable Securities. If Pubco is qualified to and, pursuant to the request of the holders of a majority of the Registrable Securities, has filed with the Commission a Registration Statement under the Securities Act on Form S-3 pursuant to Rule 415 (a “Shelf Registration”), then Pubco shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as practicable after filing, and, if Pubco is a WKSI at the time of any such request, to cause such Shelf Registration to be an Automatic Shelf Registration Statement, and once effective, Pubco shall cause such Shelf Registration to remain effective (including by filing a new Shelf Registration, if necessary) for a period ending on the earlier of (i) the date on which all Registrable Securities included in such registration have been sold or distributed pursuant to the Shelf Registration or (ii) the date as of which all of the Registrable Securities included in such registration are able to be sold within a 90-day period in compliance with Rule 144 under the Securities Act (without any restrictions as to volume or the manner of sale or otherwise and, in the case of Registrable Securities issuable upon the exercise of warrants, assuming the exercise of such warrants for cash). If for any reason Pubco ceases to be a WKSI or becomes ineligible to utilize Form S-3, Pubco shall prepare and file with the Commission a Registration Statement or Registration Statements on such form that is available for the sale of Registrable Securities.
(d)   Shelf Takedowns.   At any time when the Resale Shelf Registration Statement or a Shelf Registration for the sale or distribution by holders of Registrable Securities on a delayed or continuous basis pursuant to Rule 415, including by way of an underwritten offering, block sale or other distribution plan (each, a “Resale Shelf Registration”), is effective and its use has not been otherwise suspended by Pubco in accordance with the terms of Section 2(f) below, upon a written demand (a “Takedown Demand”) by any Investor that is, in either case, a Shelf Participant holding Registrable Securities at such time (the “Initiating Holder”), Pubco will facilitate in the manner described in this Agreement a “takedown” of Registrable Securities off of such Resale Shelf Registration (a “take down offering”) and Pubco shall pay all Registration Expenses in connection therewith; provided that, subject to the MNPI Provisions, Pubco will provide (x) in connection with any non-marketed underwritten takedown offering (other than a Block Trade), at least two (2) Business Days’ notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant, (y) in connection with any Block Trade initiated prior to the three (3) year anniversary of the consummation of the Business Combination, notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant no later than noon Eastern time on the Business Day prior to the requested Takedown Demand and (z) in connection with any marketed underwritten takedown offering, at least five (5) Business Days’ notice of such Takedown Demand to each holder of Registrable Securities (other than the Initiating Holder) that is a Shelf Participant. In connection with (x) any non-marketed underwritten takedown offering initiated prior to the three (3) year anniversary of the consummation of the Business Combination and (y) any marketed underwritten takedown offering, if any Shelf Participants entitled to receive a notice pursuant to the preceding sentence request inclusion of their Registrable Securities (by notice to Pubco, which notice must be received by Pubco no later than (A) in the case of a non-marketed underwritten takedown offering (other than a Block Trade), the Business Day following the date notice is given

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to such participant, (B) in the case of a Block Trade, by 10:00 p.m. Eastern time on the date notice is given to such participant and (C) in the case of a marketed underwritten takedown offering, three (3) Business Days following the date notice is given to such participant), the Initiating Holder and the other Shelf Participants that request inclusion of their Registrable Securities shall be entitled to sell their Registrable Securities in such offering. Each holder of Registrable Securities that is a Shelf Participant agrees that such holder shall treat as confidential the receipt of the notice of a Takedown Demand and shall not disclose or use the information contained in such notice without the prior written consent of Pubco until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.
(e)   Priority on Demand Registrations and Takedown Offerings.   Pubco shall not include in any Demand Registration that is an underwritten offering any securities that are not Registrable Securities without the prior written consent of the managing underwriters and the holders of a majority of the Registrable Securities then outstanding. If a Demand Registration or a takedown offering is an underwritten offering and the managing underwriters advise Pubco in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities included in such underwritten offering, Pubco shall include in such offering, prior to the inclusion of any securities which are not Registrable Securities, the Registrable Securities requested to be included in such registration (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder).
(f)   Restrictions on Demand Registrations and Takedown Offerings.   Any demand for the filing of a Registration Statement or for a registered offering (including a takedown offering) hereunder will be subject to the constraints of any applicable lock-up arrangements to which any demanding Investor is party, and any such demand must be deferred until such lock-up arrangements no longer apply.
(i)   Pubco shall not be obligated to effect any Demand Registration within 60 days prior to Pubco’s good faith estimate of the date of filing of a Registration Statement in respect of an underwritten public offering of Pubco’s securities and for such a period of time after such a filing as the managing underwriters request, provided that such period shall not exceed 120 days from the date of the underwriting agreement entered into in respect of such underwritten public offering. Pubco may postpone, for up to 60 days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a Registration Statement for a Demand Registration or suspend the use of a prospectus that is part of any Resale Shelf Registration Statement (and therefore suspend sales of the Registrable Securities included therein pursuant to such Resale Shelf Registration Statement) by providing written notice to the holders of Registrable Securities in accordance with Section 2(f)(ii) if the board of directors of Pubco reasonably determines in good faith that the offer or sale of Registrable Securities would be expected to have a detrimental effect on any proposal or plan by Pubco or any subsidiary thereof to engage in any material acquisition or disposition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or similar transaction or would require Pubco to disclose any material nonpublic information which would reasonably be likely to be detrimental to Pubco and its subsidiaries; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration or Takedown Demand shall be entitled to withdraw such request. Pubco may delay or suspend the effectiveness of a Registration Statement filed hereunder or takedown offering pursuant to this Section 2(f)(i) only once in any consecutive twelve-month period; provided that, for the avoidance of doubt, Pubco may in any event delay or suspend the effectiveness of Demand Registration or takedown offering in the case of an event described under Section 5(g) to enable it to comply with its obligations set forth in Section 5(f).

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(ii)   In the case of an event that causes Pubco to suspend the use of any Resale Shelf Registration as set forth in Section 2(f)(i) or pursuant to Section 5(g) (a “Suspension Event”), Pubco shall give a notice to the holders of Registrable Securities registered pursuant to such Shelf Registration (a “Suspension Notice”), no later than three (3) Business Days from the date of such Suspension Event, to suspend sales of the Registrable Securities and, subject to the MNPI Provisions, such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing (provided that in each notice Pubco shall not disclose the basis for such suspension or any material non-public information to any Investor unless otherwise requested in writing by such Investor). Pubco shall use commercially reasonable efforts to make the Resale Shelf Registration Statement available for the sale by Investors of Registrable Securities as soon as practicable following a Suspension Event. A holder of Registrable Securities shall not effect any sales of the Registrable Securities pursuant to such Resale Shelf Registration (or such filings) at any time after it has received a Suspension Notice from Pubco and prior to receipt of an End of Suspension Notice (as defined below); provided, for the avoidance of doubt, that the foregoing shall not restrict or otherwise affect the consummation of any sale pursuant to a contract entered into, or order placed, by any holder prior to the delivery the Suspension Notice. Each holder of Registrable Securities agrees that such holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose the information contained in such Suspension Notice without the prior written consent of Pubco until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by such holder in breach of the terms of this Agreement. The holders of Registrable Securities may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf Registration (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from Pubco, which End of Suspension Notice shall be given by Pubco to the holders of Registrable Securities and to such holders’ counsel, if any, promptly following the conclusion of any Suspension Event.
(iii)   Notwithstanding any provision herein to the contrary, if Pubco shall give a Suspension Notice with respect to any Resale Shelf Registration pursuant to this Section 2(f), Pubco agrees that it shall extend the period of time during which such Resale Shelf Registration shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the holders of the Suspension Notice to and including the date of receipt by the holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided that such period of time shall not be extended beyond the date that Common Stock covered by such Resale Shelf Registration are no longer Registrable Securities.
(g)   Selection of Underwriters.   In connection with any Demand Registration, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer the offering; provided that such selection shall be subject to the written consent of Pubco, which consent will not be unreasonably withheld, conditioned or delayed. If any takedown offering is an underwritten offering, the Applicable Approving Party shall have the right to select the investment banker(s) and manager(s) to administer such takedown offering. In each case, the Applicable Approving Party shall have the right to approve the underwriting arrangements with such investment banker(s) and manager(s) on behalf of all holders of Registrable Securities participating in such offering. All Investors proposing to distribute their securities through underwriting shall (together with Pubco) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.
(h)   Other Registration Rights.   Pubco represents and warrants to each holder of Registrable Securities that the registration rights granted in this Agreement do not conflict with any other registration rights granted by Pubco. Except as provided in this Agreement, Pubco shall not grant to any Persons the right to request Pubco to register any equity securities of Pubco, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities then outstanding.

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(i)   Revocation of Demand Notice or Takedown Notice.   At any time prior to the effective date of the Registration Statement relating to a Demand Registration or the “pricing” of any offering relating to a Takedown Demand, the holders of Registrable Securities that requested such Demand Registration or takedown offering may revoke such request for a Demand Registration or takedown offering on behalf of all holders of Registrable Securities participating in such Demand Registration or takedown offering without liability to such holders of Registrable Securities, in each case by providing written notice to Pubco.
3.   Piggyback Registrations.
(a)   Right to Piggyback.   Whenever Pubco proposes to register under the Securities Act an offering of any of its securities on behalf of any holders thereof (other than (i) pursuant to the Resale Shelf Registration Statement, (ii) pursuant to a Demand Registration (which, for the avoidance of doubt, is addressed in and subject to the rights set forth in, Section 2 hereof), (iii) pursuant to a Takedown Demand (which, for the avoidance of doubt, is addressed in and subject to the rights set forth in, Section 2 hereof), (iv) in connection with registrations on Form S-4 or S-8 promulgated by the Commission or any successor forms, (v) pursuant to a registration relating solely to employment benefit plans, or (vi) in connection with a registration the primary purpose of which is to register debt securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), Pubco shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a Piggyback Registration and, subject to the terms of Sections 3(c) and 3(d) hereof, shall include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which Pubco has received written requests for inclusion therein within ten (10) Business Days after the delivery of Pubco’s notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable Registration Statement becoming effective.
(b)   Piggyback Expenses.   The Registration Expenses of the holders of Registrable Securities shall be paid by Pubco in all Piggyback Registrations, whether or not any such registration became effective.
(c)   Priority on Primary Registrations.   If a Piggyback Registration is an underwritten primary registration on behalf of Pubco, and the managing underwriters advise Pubco in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Pubco shall include in such registration (i) first, the securities Pubco proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by the Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.
(d)   Priority on Secondary Registrations.   If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Pubco’s securities other than holders of Registrable Securities, and the managing underwriters advise Pubco in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without adversely affecting the marketability, proposed offering price, timing or method of distribution of the offering, Pubco shall include in such registration (i) first, the securities requested to be included therein by the holders initially requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration by the Investors which, in the opinion of such underwriters, can be sold, without any such adverse effect (pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder), and (iii) third, other securities

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requested to be included in such registration which, in the opinion of such underwriters, can be sold, without any such adverse effect.
(e)   Other Registrations.   If Pubco has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, then Pubco shall not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form or the Resale Shelf Registration Statement or a New Registration Statement) at the request of any holder or holders of such Registrable Securities until a period of at least 90 days has elapsed from the effective date of such previous registration; provided, however, that Pubco shall at all times remain obligated to file, supplement and/or amend, as applicable, each Registration Statement required to be filed pursuant to Section 1 in accordance with Sections 1(a) and 1(b), as applicable.
(f)   Right to Terminate Registration.   Pubco shall have the right to terminate or withdraw any registration initiated by it under this Section 3 whether or not any holder of Registrable Securities has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by Pubco in accordance with Section 7.
4.   Agreements of Certain Holders.
(a)   If required by the managing underwriter(s), in connection with any underwritten Public Offering on or after the date hereof, any Investor that beneficially owns 1% or more of the outstanding Common Stock on the date of such underwritten Public Offering shall enter into lock-up agreements with the managing underwriter(s) of such underwritten Public Offering in such form as agreed to by such managing underwriter(s). In no event shall any Investor holding Registrable Securities that is not a director or executive officer of Pubco on the date of such underwritten Public Offering be required to enter into any such lock-up agreement (i) that contains less favorable terms than the terms offered to any other Investor, or (ii) unless such Investor has requested its Registrable Securities be included in such underwritten registration, after the first anniversary of the Closing Date (as defined in the Business Combination Agreement) if it owns less than 5% of the outstanding Common Stock on the date of such underwritten Public Offering. In addition, (i) in no event shall any Investor that is not a director or executive officer of Pubco on the date of such underwritten Public Offering be required to enter into lockup agreements pursuant to this Section 4(a) on more than two (2) occasions (unless such Investor is including its Registrable Securities in an underwritten registration and such lockup is requested by the managing underwriter(s) in connection therewith), (ii) any lock-up agreement into which any Investor enters into pursuant to this Section 4(a) shall be for a period of not more than sixty (60) days, (iii) the obligations of the Investors to enter into lockup agreements pursuant to this Section 4(a) shall terminate on the second anniversary of the Closing Date, (iv) no Investor shall be required to enter into a lock-up agreement pursuant to this Section 4(a) within six (6) months following the expiration of a previous lock-up agreement entered into by such Investor pursuant to this Section 4(a), (v) no Investor shall be required to be subject to a lockup agreement pursuant to this Section 4(a) during the sixty (60) day period commencing immediately following the date the Lock-Up Period (as defined in the Lock-Up Agreement) with respect to the Common Stock issued to the Deerfield Investors in Pubco’s initial public offering terminates, and (vi) except with respect to an offering made pursuant to a Shelf Demand Right, no Investor shall be required to be subject to a lockup agreement pursuant to this Section 4(a) during the sixty (60) day period commencing immediately following the date the Lock-Up Period with respect to the Common Stock issued to the IMC Investors and the Caremax Investors terminates.
(b)   The holders of Registrable Securities shall use commercially reasonable efforts to provide such information as may reasonably be requested by Pubco, or the managing underwriter, if any, in connection with the preparation of any Registration Statement in which the Registrable Securities of such holder are to be included, including amendments and supplements thereto, in order to effect the Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to

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Section 3. Notwithstanding anything else in this Agreement, Pubco shall not be obligated to include such holder’s Registrable Securities to the extent Pubco has not received such information, and received any other reasonably requested selling stockholder questionnaires, on or prior to the later of (i) the fifth (5th) Business Day following the date on which such information is requested from such holder and (ii) the second (2nd) Business Day prior to the first anticipated filing date of a Registration Statement pursuant to this Agreement.
5.   Registration Procedures.   In connection with the Registration to be effected pursuant to the Resale Shelf Registration Statement, and whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement or have initiated a takedown offering, Pubco shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Pubco shall as expeditiously as reasonably possible:
(a)   prepare in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder and file with the Commission a Registration Statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective (provided that at least two (2) Business Days before filing a Registration Statement or prospectus or any amendments or supplements thereto, Pubco shall furnish to counsel selected by the Applicable Approving Party copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel, and no such document shall be filed with the Commission to which any Investor or its counsel reasonably objects);
(b)   notify each holder of Registrable Securities of (A) the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (B) the receipt by Pubco or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each Registration Statement filed hereunder;
(c)   prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement and the prospectus used in connection therewith current, effective and available for the resale of all of the Registrable Securities required to be covered thereby for a period ending when all of the securities covered by such Registration Statement have been disposed of in accordance with the intended methods of distribution by the sellers thereof set forth in such Registration Statement (but not in any event before the expiration of any longer period required under the Securities Act or, if such Registration Statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;
(d)   furnish to each seller of Registrable Securities thereunder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
(e)   during any period in which a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Act;
(f)   use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the lead underwriter or the Applicable

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Approving Party reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that Pubco shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(f), (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);
(g)   promptly notify in writing each seller of such Registrable Securities (i) after it receives notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a Registration Statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) subject to the MNPI Provisions after receipt thereof, of any request by the Commission for the amendment or supplementing of such Registration Statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, Pubco promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;
(h)   cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by Pubco are then listed and, if similar securities are not so listed, to be listed on a securities exchange and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with FINRA;
(i)   if applicable, promptly effect a filing with FINRA pursuant to FINRA Rule 5110 (or successor thereto) with respect to the public offering contemplated by resales of securities under the Resale Shelf Registration Statement (an “Issuer Filing”), pay the filing fee required by such Issuer Filing and use its reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Resale Shelf Registration Statement.
(j)   provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;
(k)   enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Applicable Approving Party or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, participating in such number of “road shows”, investor presentations and marketing events as the underwriters managing such offering may reasonably request);
(l)   make available for inspection by a representative of the Investors, other than the Deerfield Investors (such representative to be selected by the Majority Caremax and IMC Investors), a representative of the Deerfield Investors, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such representative or underwriter, all financial and other records, pertinent corporate and business documents and properties of Pubco as shall be reasonably requested to enable them to exercise their due diligence responsibility, and cause Pubco’s officers, managers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such representative, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, however, that any such representative or

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underwriter enters into a confidentiality agreement, in form and substance reasonably satisfactory to Pubco, prior to the release or disclosure of any such information;
(m)   take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with any Demand Registration (including any Shelf Registration) or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(n)   otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;
(o)   permit any holder of Registrable Securities who, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling Person of Pubco to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to Pubco in writing, which in the reasonable judgment of such holder and its counsel should be included;
(p)   in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;
(q)   use its reasonable best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;
(r)   cooperate with the holders of Registrable Securities covered by the Registration Statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the Registration Statement and enable such securities to be in such denominations and registered in such names as the managing underwriter, or agent, if any, or such holders may request;
(s)   cooperate with each holder of Registrable Securities covered by the Registration Statement and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;
(t)   if such registration includes an underwritten public offering, use its reasonable best efforts to obtain a cold comfort letter from Pubco’s independent public accountants and addressed to the underwriters, in customary form and covering such matters of the type customarily covered by cold comfort letters as the underwriters in such registration reasonably request;
(u)   provide a legal opinion of Pubco’s outside counsel, dated the effective date of such Registration Statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature, which opinion shall be addressed to the underwriters;
(v)   if Pubco files an Automatic Shelf Registration Statement covering any Registrable Securities, use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405)) during the period during which such Automatic Shelf Registration Statement is required to remain effective;

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(w)   if Pubco does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;
(x)   subject to the terms of Section 2(c) and Section 2(d), if an Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when Pubco is required to re-evaluate its WKSI status Pubco determines that it is not a WKSI, use its reasonable best efforts to refile the Registration Statement on Form S-3 and keep such Registration Statement effective (including by filing a new Resale Shelf Registration or Shelf Registration, if necessary) during the period throughout which such Registration Statement is required to be kept effective;
(y)   cooperate with each Investor that holds Registrable Securities being offered and the managing underwriter or underwriters with respect to an applicable Registration Statement, if any, to facilitate the timely (i) preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement, and enable such certificates to be registered in such names and in such denominations or amounts, as the case may be, or (ii) crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, in any such case as such Investor or the managing underwriter or underwriters, if any, may reasonably request; and
(z)   for so long as this Agreement remains effective, (a) cause the Common Stock to be eligible for clearing through DTC, through its DWAC system; (b) be eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock; (c) ensure that the transfer agent for the Common Stock is a participant in, and that the Common Stock is eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program (or successor thereto); and (d) use its reasonable best efforts to cause the Common Stock to not at any time be subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC, and, in the event the Common Stock becomes subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, use its reasonable best efforts to cause any such “chill,” “freeze” or similar restriction to be removed at the earliest possible time.
6.   Termination of Rights.   Notwithstanding anything contained herein to the contrary, the right of any Investor to include Registrable Securities in any Demand Registration or any Piggyback Registration shall terminate on such date that (i) such Investor (together with its affiliates) beneficially owns less than 1% of the outstanding Common Stock, (ii) has has held the securities for one year and (iii) may sell all of the Registrable Securities owned by such Investor pursuant to Rule 144 of the Securities Act without any restrictions as to volume or the manner of sale or otherwise; provided, however, that with respect to any Investor whose rights have terminated pursuant to this Section 6, if following such a termination, such Investor loses the ability to sell all of its Registrable Securities pursuant to Rule 144 of the Securities Act without any restrictions as to volume or the manner of sale or otherwise due to a change in interpretive guidance by the Commission or otherwise, then such Investor’s right to include Registrable Securities in any Demand Registration or any Piggyback Registration shall be reinstated until such time as the Investor is once again able to sell all of its Registrable Securities pursuant to Rule 144 of the Securities Act without any restrictions as to volume or the manner of sale or otherwise.
7.   Registration Expenses.
(a)   All expenses incident to Pubco’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, stock exchange rules and filings, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for Pubco and all independent certified public accountants, underwriters

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(excluding underwriting discounts and commissions) and other Persons retained by Pubco (all such expenses being herein called “Registration Expenses”), shall be borne by Pubco as provided in this Agreement and, for the avoidance of doubt, Pubco also shall pay all of its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Pubco are then listed. Each Person that sells securities hereunder shall bear and pay all underwriting discounts and commissions, underwriter marketing costs, brokerage fees and transfer taxes applicable to the securities sold for such Person’s account and all reasonable fees and expenses of any legal counsel representing any such Person.
(b)   Pubco shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the Applicable Approving Party in connection with any underwritten Demand Registration.
8.   Indemnification.
(a)   Pubco agrees to (i) indemnify, defend and hold harmless, to the fullest extent permitted by law, each Investor, each Person who controls such Investor (within the meaning of the Securities Act or the Exchange Act) each Investor’s and control Person’s respective officers, directors, members, partners, managers, agents, affiliates and employees from and against all losses, claims, actions, damages, liabilities and expenses (“Losses”) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus, preliminary prospectus, free writing prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of a prospectus, in light of the circumstances under which the statements therein were made), and (ii) pay to each Investor and their respective officers, directors, members, partners, managers, agents, affiliates and employees and each Person who controls such Investor (within the meaning of the Securities Act or the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except in each case of (i) or (ii) insofar as the same are caused by or contained in any information furnished in writing to Pubco or any managing underwriter by or on behalf of such Investor expressly for use therein; provided, however, that the indemnity agreement contained in this Section 8 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Pubco (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall Pubco be liable in any such case for any such claim, loss, damage, liability or action to the extent that it arises out of or is based upon an untrue or alleged untrue statement of any material fact contained in the Registration Statement, prospectus, preliminary prospectus, free writing prospectus or any amendment thereof or supplement thereto or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, prospectus, preliminary prospectus, free writing prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Investor expressly for use in connection with such Registration Statement or to the extent that such Loss results from an Investor’s initiation of a transaction pursuant to a Registration Statement during a Suspension Event noticed to such Investor by Pubco in accordance with Section 2(f)(ii) hereof. In connection with an underwritten offering, Pubco shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.
(b)   In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder shall furnish to Pubco in writing such information relating to such holder as Pubco reasonably requests for use in connection with any such Registration

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Statement or prospectus and, to the extent permitted by law, shall indemnify Pubco, its officers, directors, employees, agents and representatives and each Person who controls Pubco (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission is contained in any information so furnished in writing by or on behalf of such holder or to the extent that such Loss results from an Investor’s initiation of a transaction pursuant to a Registration Statement during a Suspension Event noticed to such Investor by Pubco in accordance with Section 2(f)(ii) hereof; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement.
(c)   Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party in defending such claim) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (as well as one local counsel for each applicable jurisdiction) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. Notwithstanding anything to the contrary contained herein, Pubco shall not, without the prior written consent of the Person entitled to indemnification, consent to entry of any judgment or enter into any settlement or other compromise with respect to any claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not any such indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified Persons of a full release from all liability with respect to such claim or which includes any admission as to fault or culpability or failure to act on the part of any indemnified Person.
(d)   Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Sections 8(a) or 8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, relates to information supplied by or on behalf of such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this

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Section 8(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 8(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 8(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration (less the aggregate amount of any damages or other amounts such Investor has otherwise been required to pay (pursuant to Section 8(b) or otherwise) as a result of any untrue statements, alleged untrue statements, omissions or alleged omissions in connection with such registration).
(e)   The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, manager, agent, representative or controlling Person of such indemnified party and shall survive the transfer of Registrable Securities and the termination or expiration of this Agreement.
9.   Participation in Underwritten Registrations.   No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (b) completes and executes all questionnaires, powers of attorney, custody agreements, stock powers, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to Pubco or the underwriters (other than representations and warranties regarding such holder, such holder’s title to the securities, such Person’s authority to sell such securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to Pubco or the underwriters with respect thereto that are materially more burdensome than those provided in Section 8. Each holder of Registrable Securities shall execute and deliver such other agreements as may be reasonably requested by Pubco and the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 4, Section 5 and this Section 9 or that are necessary to give further effect thereto, and Pubco shall execute and deliver such other agreements as may be reasonably requested by the lead managing underwriter(s) (if applicable) in order to effect any registration required hereunder. To the extent that any such agreement is entered into pursuant to, and consistent with, Section 4 and this Section 9, the respective rights and obligations created under such agreement shall supersede the respective rights and obligations of the holders, Pubco and the underwriters created pursuant to this Section 9.
10.   Other Agreements.
(a)   For so long as any Investor holds Registrable Securities that may be sold pursuant to Rule 144 only if Pubco is in compliance with the current public information requirement under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), Pubco will use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144 and, in furtherance thereof, (i) remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; and (ii) timely (without giving effect to any extensions pursuant to Rule 12b-25 under the Exchange Act, as applicable) file all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable (provided, that the failure to file Current Reports on Form 8-K, other than the Super 8-K (as defined in the Subscription

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Agreement), shall not be deemed to violate this Section 10(b) to the extent that Rule 144 remains available for the resale of Registrable Securities). Upon reasonable prior written request, Pubco shall deliver to the Investors a customary written statement as to whether it has complied with such requirements.
(b)   Notwithstanding anything in this Agreement to the contrary, and subject to Section 8(s) of the Subscription Agreements, in the event that Pubco believes that a notice or communication required by this Agreement to be delivered to any Investor contains material, nonpublic information relating to Pubco, its securities, any of its affiliates or any other Person, Pubco shall so indicate to such Investor contemporaneously with delivery of such notice or communication, and such indication shall provide such Investor the means to refuse to receive such notice or communication; and in the absence of any such indication, the Investors and their respective affiliates, agents and representatives shall be allowed to presume that all matters relating to such notice or communication do not constitute material, nonpublic information relating to Pubco, its securities, any of its affiliates or any other Person. In the event of a breach of any of the foregoing covenants by Pubco, any of its affiliates, or any of its or their respective officers, directors (or equivalent persons), employees, attorneys, agents or representatives, in addition to any other remedies otherwise available at law or in equity, each of the Investors shall have the right to make a public disclosure in the form of a press release or otherwise, of the applicable material nonpublic information without the prior approval by Pubco or any of its affiliates, officers, directors (or equivalent persons), employees, stockholders, attorneys, agents or representatives, and no Investor (nor any of its affiliates, agents or representatives) shall have any liability to Pubco, any of its affiliates or any of its or their respective officers, directors (or equivalent persons), employees, stockholders, attorneys, agents or representatives for any such disclosure.
(c)   Notwithstanding the foregoing, to the extent Pubco reasonably and in good faith determines that it is necessary to disclose material non-public information to a Investor in order to comply with its obligations hereunder (a “Necessary Disclosure”), Pubco shall inform counsel to such Investor (which, with respect to the Deerfield Investors, shall be Katten Muchin Rosenman LLP (Attn: Mark D. Wood and Jonathan D. Weiner)) of such determination without disclosing the applicable material non-public information, and Pubco and such counsel on behalf of the applicable Investor shall endeavor to agree upon a process for making such Necessary Disclosure to the applicable Investor or its representatives that is mutually acceptable to such Investor and Pubco (an “Agreed Disclosure Process”). Thereafter, Pubco shall be permitted to make such Necessary Disclosure (only) in accordance with the Agreed Disclosure Process.
(d)   The stock certificates evidencing the Registrable Securities (and/or book entries representing the Registrable Securities) held by each Investor shall not contain or be subject to any legend restricting the transfer thereof (and the Registrable Securities shall not be subject to any stop transfer or similar instructions or notations): (A) while a Registration Statement covering the sale or resale of such securities is effective under the Securities Act, or (B) if such Investor provides customary paperwork to the effect that it has sold such shares pursuant to Rule 144, or (C) if such Registrable Securities are eligible for sale under Rule 144(b)(1) as set forth in customary non-affiliate paperwork provided by such Investor, or (D) if at any time on or after the date that is one year after the Form 10 Disclosure Filing Date such Investor certifies that it is not an affiliate of Pubco and that such Investor’s holding period for purposes of Rule 144 in respect of such Registrable Securities is at least six (6) months, or (E) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) as determined in good faith by counsel to Pubco or set forth in a legal opinion delivered by nationally recognized counsel to the Holder (collectively, the “Unrestricted Conditions”). Pubco agrees that following the Registration Date or at such time as any of the Unrestricted Conditions is met or such legend is otherwise no longer required it will, no later than two (2) Business Days following the delivery by an Investor to Pubco or Pubco’s transfer agent of a certificate representing any Registrable Securities, issued with a restrictive legend, (or, in the case of Registrable Securities represented by book entries, delivery by an Investor to Pubco or Pubco’s transfer agent of a legend removal request) deliver or cause to be delivered to such Investor a certificate or, at the request of such Investor, deliver or cause to be delivered such

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Registrable Securities to such Investor by crediting the account of such Investor’s prime broker with DTC through its Deposit/Withdrawal at Custodian (DWAC) system, in each case, free from all restrictive and other legends and stop transfer or similar instructions or notations. For purposes hereof, “Registration Date” shall mean the date that the Resale Shelf Registration Statement covering the Registration Statement has been declared effective by the Commission. If any of the Unrestricted Conditions is met at the time of issuance of any Registrable Securities (e.g., upon exercise of warrants), then such securities shall be issued free of all legends. Each Investor shall have the right to pursue any remedies available to it hereunder, or otherwise at law or in equity, including a decree of specific performance and/or injunctive relief, with respect to Pubco’s failure to timely deliver shares of Common Stock without legend as required pursuant to the terms hereof.
11.   Definitions.
(a)   “Applicable Approving Party” means the holders of a majority of the Registrable Securities participating in the applicable offering or, in the case of a Short-Form Registration effected pursuant to Section 2(c), the holders of a majority of the type of Registrable Securities that initiated such Short-Form Registration.
(b)   “Block Trade” means any non-marketed underwritten takedown offering taking the form of a bought deal or block sale to a financial institution.
(c)   “Business Day” means any day that is not a Saturday or Sunday or a legal holiday in the state in which Pubco’s chief executive office is located or in New York, NY.
(d)   “Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred), and (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person, including in each case any and all warrants, rights (including conversion and exchange rights) and options to purchase any of the foregoing.
(e)   “Caremax Group” means each of O.M Investment Group, Inc., C.G.D. Investment Group, Inc., Joseph n. De Vera, PA, NKP Caremax, LLC and Mouquin Trotter, Inc. and their direct and indirect transferees, if any, who become a party to this Agreement pursuant to Section 12(f) of this Agreement.
(f)   “Caremax Investors” means the Caremax Group and their direct and indirect transferees, if any, who become a party to this Agreement pursuant to Section 12(f) of this Agreement.
(g)   “Commission” means the U.S. Securities and Exchange Commission.
(h)   “Common Stock” means the Class A Common Stock of Pubco, par value $0.0001 per share.
(i)   “Deerfield Investors” means the Sponsor, Deerfield Partners, L.P., Steven Hochberg and any Related Deerfield Fund that becomes a party to this Agreement following the date hereof by execution of a joinder hereto or other written agreement between such Related Deerfield Fund and Pubco, and any of their respective affiliates and their direct and indirect transferees, if any, who become a party to this Agreement pursuant to Section 12(f) of this Agreement.
(j)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.
(k)   “FINRA” means the Financial Industry Regulatory Authority or any successor thereto.
(l)   “Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 of the Securities Act.

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(m)   “Form 10 Disclosure Filing Date” means the date on which Pubco shall file with the Commission a Current Report on Form 8-K that includes current “Form 10 information” (within the meaning of Rule 144) reflecting Pubco’s status as an entity that is no longer an issuer described in paragraph (i)(1)(i) of Rule 144.
(n)   “IMC Investors” means IMC Holdings, LLC and its direct and indirect transferees, if any, who become a party to this Agreement pursuant to Section 12(f) of this Agreement.
(o)   “Lock-Up Agreements” means those certain Lock-Up Agreements, dated as of December 18, 2020 by and among Pubco and certain of the Investors.
(p)   “Majority Caremax Investors” means, as of any date of determination, the holders of a majority of the Registrable Securities held by the Caremax Investors and their successors and assigns.
(q)   “Majority Deerfield Investors” means, as of any date of determination, the holders of a majority of the Registrable Securities held by the Deerfield Investors as of such date; provided, that if any of the shares of Common Stock held by any of the Deerfield Investors are converted into, or exchanged for, any other securities of Pubco (“Replacement Securities”) or are convertible into, or exercisable or exchangeable for, Common Stock, then for purposes of this definition, each holder of such Replacement Securities shall be deemed to hold such Common Stock, and such Common Stock shall be deemed “Registrable Securities.”
(r)   “Majority IMC Investors” means, as of any date of determination, the holders of a majority of the Registrable Securities held by the IMC Investors and their successors and assigns.
(s)   “New Registration Statement Filing Deadline” means, with respect to any New Registration Statements that may be required pursuant to Section 1(b), (i) the tenth (10th) day following the first date on which such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required to be filed because the Commission shall have informed Pubco that certain Registrable Securities were not eligible for inclusion in a previously filed Registration Statement, or (B) if such New Registration Statement is required for a reason other than as described in clause (i) of this definition, the fifteenth (15th) day following the date on which Pubco first knows that such New Registration Statement is required.
(t)   “Permitted Transferees” means any Person to whom an Investor is permitted to transfer Registrable Securities prior to the expiration of the applicable Lock-Up Period (as defined under the applicable Lock-Up Agreement), under the Lock-Up Agreements, this Agreement or the Business Combination Agreement, and to any permitted transferee thereafter.
(u)   “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other legal entity or business organization and a governmental entity or any department, agency or political subdivision thereof.
(v)   “Prospectus” means (i) the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus and (ii) any free writing prospectus (within the meaning of Rule 405 under the Securities Act) relating to any offering of Registrable Securities pursuant to a Registration Statement.
(w)   “Public Offering” means any sale or distribution by Pubco and/or holders of Registrable Securities to the public of Common Stock pursuant to an offering registered under the Securities Act.
(x)   “Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

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(y)   “Registrable Securities” means (i) any Founder Shares held by the Investors, (ii) any shares of Common Stock issued to an Investor, or issuable upon exercise of warrants issued to an Investor, in Pubco’s initial public offering, (iii) any Private Placement Warrants (or underlying securities) held by the Investors, (iv) any PIPE Shares held or later acquired by the Investors, (v) any shares of Common Stock issued to an Investor pursuant to the terms of the Business Combination Agreement, (vi) any other shares of Common Stock or warrants to purchase shares of Common Stock held or later acquired by an Investor, (vii) any shares of Common Stock issued or issuable upon the exercise, conversion or exchange of, or pursuant to anti-dilution provisions applicable to, securities hereafter issued in exchange or substitution for, or otherwise with respect to, securities referred to in clauses (i) through (vi) by way of reclassification, exchange or otherwise, and (vii) any Common Stock issued or issuable with respect to the securities referred to in the preceding clauses (i) through (vii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been sold or distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 following the consummation of the Business Combination or repurchased by Pubco or any of its subsidiaries. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person holds such Registrable Securities of record or in “street name” or has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right and, in the case of Registrable Securities issuable upon exercise of warrants, assuming the exercise thereof for cash), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Common Stock be registered pursuant to this Agreement.
(z)   “Registration Statement” means any registration statement filed by Pubco with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock or Registrable Securities, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.
(a)   “Related Deerfield Fund” means any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Deerfield Partners, L.P.
(aa)   “Rule 144”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.
(bb)   “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.
(cc)   “Shelf Participant” means any holder of Registrable Securities listed as a potential selling stockholder in connection with the Resale Shelf Registration Statement or the Shelf Registration or any such holder that could be added to such Resale Shelf Registration Statement or Shelf Registration without the need for a post-effective amendment thereto or added by means of an automatic post-effective amendment thereto.
(dd)   “WKSI” means a “well-known seasoned issuer” as defined under Rule 405.
12.   Miscellaneous.
(a)   No Inconsistent Agreements.   Pubco shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or in any way impairs the rights granted to the Investors in this Agreement.

F-20

(b)   Entire Agreement.   This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions among the parties hereto, written or oral, with respect to the subject matter hereof, and amends and restates the Prior Agreement its entirety.
(c)   Remedies.   Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.
(d)   Amendments and Waivers.   Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only with the prior written consent of Pubco and the holders of a majority of the Registrable Securities then outstanding; provided, that (i) such majority shall include the Majority Deerfield Investors for so long as the Majority Deerfield Investors hold at least 5% of the outstanding Common Stock on the date of such amendment or waiver, provided that for so long as the Deerfield Investors hold any Registrable Securities, such majority shall include the Majority Deerfield Investors in all cases to amend or waive any provision of Section 1, Section 2(f), Section 4(a), Section 10 and this Section 12(d) hereof and any related definitions (including the definition of “Deerfield Investors” and “Majority Deerfield Investors”), (ii) such majority shall include the Majority IMC Investors for so long as the Majority IMC Investors hold at least 5% of the outstanding Common Stock on the date of such amendment or waiver and (iii) such majority shall include the Majority Caremax Investors for so long as the Majority Caremax Investors hold at least 5% of the outstanding Common Stock on the date of such amendment or waiver, provided, further, that no amendment may materially and disproportionately adversely affect the rights of any holder of Registrable Securities compared to other holders of Registrable Securities without the consent of such adversely affected holder. Any amendment or waiver effected in accordance with this Section 12(d) shall be binding upon each Investor and Pubco. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
(e)   Successors and Assigns.   All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities and any subsequent holder of securities that are convertible into, or exercisable or exchangeable for, Registrable Securities. Pubco shall not assign its obligations hereunder without the prior written consent of the holders of a majority of the Registrable Securities then outstanding; provided, that such majority shall include the Majority Deerfield Investors for so long as the Majority Deerfield Investors hold at least 5% of the outstanding Common Stock on the date such consent is sought.
(f)   Transfer of Rights.   An Investor may transfer or assign, in whole or from time to time in part, to one or more Permitted Transferees, its rights and obligations under this Agreement and such rights will be transferred to such transferee effective upon receipt by Pubco of (A) written notice from such Investor stating the name and address of the transferee and identifying the number of Registrable Securities with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred), and (B) except in the case of a transfer to an existing Investor, a written agreement from such transferee to be bound by the terms of this Agreement. A transferee of Registrable Securities who satisfies the conditions set forth in this Section 12(f) shall henceforth be an “Investor” for purposes of this Agreement and in the case of a transfer from a

F-21

Caremax Investor, IMC Investor or Deerfield Investor, a transferee shall be considered a Caremax Investor, IMC Investor or Deerfield Investor as shall be applicable. In the event a holder transfers Registrable Securities included on a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such holder, Pubco shall use its reasonable best efforts to amend or supplement the Resale Shelf Registration Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Resale Shelf Registration Statement; provided that in no event shall Pubco be required to file a post-effective amendment to the Resale Shelf Registration Statement unless Pubco receives a written request from the subsequent transferee, requesting that its shares of Common Stock be included in the Resale Shelf Registration Statement, with all information reasonably requested by Pubco.
(g)   Severability.   Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.
(h)   Counterparts.   This Agreement may be executed simultaneously in counterparts (including by means of facsimile, electronic mail, portable data format (PDF) or other electronic signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.
(i)   Descriptive Headings; Interpretation.   The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Unless the context otherwise required: (i) the use of the word “including” herein shall mean “including without limitation,” (ii) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, and (iii) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter.
(j)   Governing Law; Jurisdiction.   All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Delaware Chancery Court, or if such court does not have subject matter jurisdiction, any court of the United States located in the State of Delaware. Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

F-22

(k)   Notices.   All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by or email or by registered or certified mail (postage prepaid, return receipt requested) to each Investor at the address indicated on the Schedule of Investors attached hereto and to Pubco at the address indicated below (or at such other address as shall be specified in a notice given in accordance with this Section 12(k)):
Deerfield Healthcare Technology Acquisitions Corp.
780 Third Avenue
New York, New York 10017
Email: chris.wolfe@dfbhealthcare.com
Attention: Chris Wolfe
with a copy to:
White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Email:
joel.rubinstein@whitecase.com
bryan.luchs@whitecase.com

Attention:
Joel Rubinstein
Bryan J. Luchs

(l)   Mutual Waiver of Jury Trial.   As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.
(m)   No Strict Construction.   The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
* * * * *

F-23

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement as of the date first written above.
DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
By:
/s/ Christopher Wolfe

Name: Christopher Wolfe
Title:   Chief Financial Officer
INVESTORS:
DFHTA SPONSOR LLC
By:
/s/ Lawrence Atinsky

Name: Lawrence Atinsky
Title:   Manager
DEERFIELD PARTNERS, L.P.
By:
Deerfield Mgmt, L.P.
General Partner

By:
J.E. Flynn Capital, LLC
General Partner

By:
/s/ David J. Clark

Name: David J. Clark
Title:   Authorized Signatory
IMC HOLDINGS, LLC
By:
/s/ William C. Lamoreaux

Name: William C. Lamoreaux
Title:   Chief Executive Officer
O.M. INVESTMENT GROUP, INC.
By:
/s/ Carlos A. de Solo

Name: Carlos A. de Solo
Title:   Chief Executive Officer
C.G.D. INVESTMENT GROUP, INC.
By:
/s/ Alberto R. de Solo

Name: Alberto R. de Solo
Title:   Chief Executive Officer

F-24

JOSEPH N. DE VERA, PA
By:
/s/ Joseph N. De Vera

Name: Joseph N. De Vera
Title:   Chief Executive Officer
NKP CAREMAX, LLC
By:
/s/ Nayan K. Pathak

Name: Nayan K. Pathak
Title:   Manager
MOUQUIN TROTTER, INC.
By:
/s/ Benjamin Quirk

Name: Benjamin Quirk
Title:   President
/s/ Richard Barasch

Richard Barasch
/s/ Steven Hochberg

Steven Hochberg
/s/ Christopher Wolfe

Christopher Wolfe
/s/ Dr. Peter J. Fitzgerald

Dr. Peter J. Fitzgerald
/s/ Dr. Linda Grais

Dr. Linda Grais
/s/ Hon. Dr. David J. Shulkin

Hon. Dr. David J. Shulkin

F-25

SCHEDULE OF INVESTORS
Investor	Address
DFHTA Sponsor LLC	DFHTA Sponsor LLC
780 Third Avenue, 37th Floor
New York, NY 10017
E-mail: latinsky@deerfield.com
Attn: Lawrence Atinsky

With a copy (which shall not be deemed to constitute notice) to:

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Facsimile No.: (312) 902-5493
Telephone No.: (312) 902-1061
Attn: Mark D. Wood
Email: mark.wood@katten.com
Deerfield Partners, L.P. Steven Hochberg	Deerfield Partners, L.P.
780 Third Avenue, 37th Floor
New York, NY 10017
E-mail: dclark@deerfield.com
Attn: David J. Clark

With a copy (which shall not be deemed to constitute notice) to:

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Facsimile No.: (312) 902-5493
Telephone No.: (312) 902-1061
Attn: Mark D. Wood
Email: mark.wood@katten.com
IMC Holdings, LLC	IMC Holdings, LLC
c/o Comvest Investment Partners Holdings, LLC
525 Okeechobee Boulevard, Suite 1010
West Palm Beach, Florida 33401
Email: r.marrero@comvest.com and m.griffin@comvest.com
Attention: Roger Marrero and Marshal Griffin

With a copy (which shall not be deemed to constitute notice) to:

McDermott Will & Emery LLP
333 Avenue of the Americas, Suite 4500
Miami, Florida 33131
Email: flevenson@mwe.com and ibarakat@mwe.com
Attention: Fred Levenson and Ibrahim Barakat
O.M. Investment Group, Inc.	O.M. Investment Group, Inc. 8700 West Flagler Street Ste. 400 Miami, FL 33174 Attn: Carlos A. de Solo Email: carlos@caremax.net

F-26

Investor	Address
C.G.D. Investment Group, Inc.	C.G.D. Investment Group, Inc. 8700 West Flagler Street Ste. 400 Miami, FL 33174 Attn: Alberto R. de Solo Email: ardesolo@caremax.net
Joseph N. De Vera, Inc.	Joseph N. De Vera, Inc. 8700 West Flagler Street Ste. 400 Miami, FL 33174 Attn: Joseph N. De Vera, Inc. Email: jdevera@caremax.net
NKP Caremax, LLC	NKP Caremax, LLC 8423 SW 137th Street Palmetto Bay, FL 33158 Attn: Nayan K. Pathak Email: nayan.pathak@nkpcapital.com
Mouquin Trotter, Inc.	Mouquin Trotter, Inc. 8700 West Flagler Street Ste. 400 Miami, FL 33174 Attn: Benjamin Quirk Email: ben.quirk@careoptimize.com
Richard Barasch Christopher Wolfe Dr. Peter J. Fitzgerald Dr. Linda Grais Hon. Dr. David J. Shulkin	c/o Deerfield Healthcare Technology Acquisitions Corp. 780 Third Avenue, 37th Floor New York, NY 10017 E-mail: chris.wole@dfbhealthcare.com Attn: Chris Wolfe

F-27

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT JOINDER
The undersigned is executing and delivering this Joinder pursuant to the Amended and Restated Registration Rights Agreement dated as of                   (as the same may hereafter be amended, the “Registration Rights Agreement”), among Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation (“Pubco”), and the other persons named as parties therein.
By executing and delivering this Joinder to Pubco, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.
Accordingly, the undersigned has executed and delivered this Joinder as of the   day of           , 20  .
INVESTOR:
[•]
By:

Its:
Address for Notices: [•]
[•]
[•]
[•]
Agreed and Accepted as of
DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
By:

Its:

F-28

Annex G
December 18, 2020
Deerfield Healthcare Technology Acquisitions Corp.
780 Third Avenue, 37th Floor
New York, NY 10017
Re:   Deerfield Healthcare Technology Acquisitions Corp.
Gentlemen:
This consent and waiver letter (this “Consent and Waiver Letter”) is being executed and delivered in connection with the proposed Business Combination Agreement, dated as of the date hereof, by and among Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation (the “Company”), CareMax Medical Group, LLC, IMC Medical Group Holdings, LLC, the other members of the CareMax Group named therein, IMC Holdings, LLC and Deerfield Partners, L.P. (“Deerfield”) (in the form attached hereto as Exhibit A, without giving effect to any material amendment, waiver or modification thereto, the “Business Combination Agreement”). Capitalized terms used, but not otherwise defined herein, shall have the meanings given thereto under the Business Combination Agreement.
In consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as a condition to the Company’s entry into the Business Combination Agreement, the parties hereto agree as set forth below.
Deerfield Letter Agreement
Reference is made to that certain Letter Agreement, dated as of July 16, 2020 by and between the Company and Deerfield Partners (the “July 16 Letter Agreement”). Pursuant to the terms of the July 16 Letter Agreement, the Company agreed to not consummate its initial Business Combination (as defined in the July 16 Letter Agreement) without the consent of Deerfield.
Deerfield Partners hereby consents, solely for purposes of the July 16 Letter Agreement, to the consummation of the Business Combination and the transactions contemplated thereby, in each case, as contemplated by the Business Combination Agreement.
Company Charter
Further reference is made to the Second Amended and Restated Certificate of Incorporation of the Company, dated as of July 16, 2020 (the “Company Charter”). Pursuant to Section 4.3(b)(ii) of the Company Charter, in the case that shares of Class A Common Stock (as defined in the Company Charter) or equity-linked securities are issued or deemed issued in excess of the amounts sold in the Company’s initial public offering of securities and related to or in connection with the closing of the initial Business Combination (as defined in the Company Charter), all issued and outstanding shares of Class B Common Stock (as defined in the Company Charter) shall automatically convert into shares of Class A Common Stock at the time of the closing of the such initial Business Combination and the ratio for which the shares of Class B Common Stock shall convert into shares of Class A Common Stock shall be adjusted as set forth therein.
Simultaneously with, and conditioned upon, the consummation of the Business Combination contemplated by the Business Combination Agreement, pursuant to the terms thereof, DFHTA Sponsor LLC (the “Sponsor), which represents that it is the holder of a majority of the Class B Common Stock outstanding, hereby waives, in accordance with Section 4.3(b)(ii) of the Company Charter, to the fullest extent permitted by law and the Company Charter, any adjustment of the conversion provisions in Section 4.3(b)(ii) of the Company Charter that would, as a result of the consummation of the Business Combination or the transactions contemplated by the Business Combination Agreement, including the issuance of the Closing Date Equity Consideration, the issuance, if at all, of IMC Adjustment Equity or CareMax Adjustment Equity, the IMC Earnout Consideration, or CareMax Earnout Consideration, the PIPE Investment or the Deerfield PIPE, in each case, cause the Class B Common Stock to convert to Class A

Common Stock at a ratio of greater than one-for-one upon consummation of the Business Combination contemplated by the Business Combination Agreement.
Miscellaneous
Except as expressly set forth in this Consent and Waiver Letter, the terms of the July 16 Letter Agreement and the Company Charter remain in full force and effect, without modification or waiver thereof.
This Consent and Waiver Letter and the obligations of each party hereunder shall automatically terminate upon the termination of the Business Combination Agreement in accordance with its terms.
This Consent and Waiver Letter may not be changed, amended, modified or waived, except by a written instrument executed by all parties hereto.
This Consent and Waiver Letter may be executed and delivered in one or more counterparts (including by facsimile, electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.
This Consent and Waiver Letter shall be binding on the parties hereto and each of their permitted successors and assigns.
This Consent and Waiver Letter shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Consent and Waiver Letter shall be brought and enforced in the Court of Chancery of the State of Delaware (or, solely if such courts decline jurisdiction, in any federal court located in Wilmington, Delaware, or solely if such courts decline jurisdiction, in any state courts located in Wilmington, Delaware), and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.
[Signature Page follows]

In Witness whereof, the parties have caused this Consent and Waiver Letter to be executed as of the date first written above.
DEERFIELD PARTNERS, L.P.
By: Deerfield Mgmt, L.P. General Partner
By: J.E. Flynn Capital, LLC General Partner
By: /s/ David J. Clark Name: David J. Clark Title: Authorized Signatory
DFHTA SPONSOR LLC
By: /s/ Lawrence Atinsky Name: Lawrence Atinsky Title: Manager
Acknowledged and Agreed:
DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
DEERFIELD PARTNERS, L.P.
By: /s/ Christopher Wolfe Name: Christopher Wolfe Title: Chief Financial Officer

Exhibit A
Business Combination Agreement

Annex H
SUBSCRIPTION AGREEMENT
This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on December [•], 2020, by and between Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation (the “Company”), and each of the undersigned subscribers (each a “Subscriber”).
WHEREAS, concurrently with the execution of this Subscription Agreement, the Company is entering into a definitive agreement with CareMax Medical Group, LLC, a Florida limited liability company (“CareMax”), IMC Medical Group Holdings, LLC, a Delaware limited liability company (“IMC”, together with CareMax, the “Targets”), and certain other parties thereto, providing for the acquisition by the Company of all of the issued and outstanding equity interests of the Targets (the “Transaction Agreement” and the transactions contemplated by the Transaction Agreement, the “Transaction”);
WHEREAS, in connection with the Transaction, Subscriber desires to subscribe for and purchase from the Company, immediately prior to the consummation of the Transaction, that number of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), set forth on the signature page hereto (the “Subscribed Shares”) for a purchase price of $10.00 per share (the “Per Share Price” and the aggregate of such Per Share Price for all Subscribed Shares being referred to herein as the “Purchase Price”), and the Company desires to issue and sell to Subscriber the Subscribed Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company;
WHEREAS, on or about the date of this Subscription Agreement, the Company is entering into subscription agreements (the “Other Subscription Agreements” and together with the Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Subscribers” and together with Subscriber, the “Subscribers”), pursuant to which such Subscribers have agreed to purchase on the closing date of the Transaction, inclusive of the Subscribed Shares, an aggregate amount of 40,500,000 shares of Class A Common Stock, at the Per Share Price (the shares of the Other Subscribers, the “Other Subscribed Shares”) for an aggregate purchase price, inclusive of the Purchase Price, of $405,000,000 (the “PIPE Transaction”); and
WHEREAS, the contributions by the CareMax Group (as defined in the Transaction Agreement) and IMC Parent (as defined in the Transaction Agreement) of outstanding equity interests in the Targets, as the case may be, to the Company in exchange for equity interests in the Company and cash, and the contributions by the Subscribers of cash to the Company in exchange for equity interests in the Company, pursuant to, and in accordance with, the terms of the Transaction Agreement and the Subscription Agreements, together are intended to be treated as an integrated transaction qualifying under Section 351 of the Code.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
Section 1.   Subscription.   Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase from the Company, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Subscribed Shares (such subscription and issuance, the “Subscription”).
Section 2.   Closing.
(a)   The consummation of the Subscription contemplated hereby (the “Closing”) shall occur on the closing date of the Transaction (the “Closing Date”), immediately prior to and conditioned upon the effectiveness of the consummation of the Transaction.
(b)   At least five (5) Business Days before the anticipated Closing Date, the Company shall deliver written notice to Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Company. No later than two (2) Business Days prior to the Closing Date as set forth in the Closing Notice, Subscriber shall deliver the Purchase Price for the

Subscribed Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice, such funds to be held by the Company in escrow until the Closing. Upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 2, the Company shall deliver to Subscriber (i) at the Closing, the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions), and (ii) as promptly as practicable after the Closing, evidence from the Company’s transfer agent of the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date. Notwithstanding the foregoing two sentences, for any Subscriber that informs the Company (1) that it is an investment company registered under the Investment Company Act of 1940, as amended, (2) that it is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or (3) that its internal compliance policies and procedures so require it, then, in lieu of the settlement procedures in the foregoing two sentences, the following shall apply: such Subscriber shall deliver at 8:00 a.m. New York City time on the Closing Date (or as soon as practicable following receipt of evidence from the Company’s transfer agent of the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date) the Purchase Price for the Subscribed Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery by the Company to Subscriber of the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) and evidence from the Company’s transfer agent of the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date. In the event that the consummation of the Transaction does not occur within two (2) Business Days after the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by the Company and the Subscriber, the Company shall promptly (but in no event later than three (3) Business Days after the anticipated Closing Date specified in the Closing Notice) return the funds so delivered by Subscriber to the Company by wire transfer in immediately available funds to the account specified by Subscriber, and any book entries shall be deemed cancelled. Notwithstanding such return or cancellation (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 2 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Subscription Agreement is terminated in accordance with Section 6 herein, Subscriber shall remain obligated (A) to redeliver funds to the Company following the Company’s delivery to Subscriber of a new Closing Notice in accordance with this Section 2 and (B) to consummate the Closing upon satisfaction of the conditions set forth in this Section 2. For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday or Sunday, or any other day on which banks located in New York, New York are required or authorized by law to be closed for business.
(c)   The Closing shall be subject to the satisfaction, or valid waiver in writing by each of the parties hereto, of the conditions that, on the Closing Date:
(i)
all conditions precedent to the closing of the Transaction set forth in the Transaction Agreement, including all necessary approvals of the Company’s stockholders and regulatory approvals, if any, shall have been satisfied (as determined by the parties to the Transaction Agreement) or waived in writing by the person with the authority to make such waiver (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction pursuant to the Transaction Agreement), and the closing of the Transaction shall be scheduled to occur on the Closing Date; and

(ii)
no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby.

(d)   The obligation of the Company to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by the Company of the additional conditions that, on the Closing Date:
(i)
except as otherwise provided under Section 2(d)(ii), all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of the Closing Date, but without giving effect to consummation of the Transaction, or as of such earlier date, as applicable, except, in each case, where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a material adverse effect on the legal authority and ability of the Subscriber to comply in all material respects with the terms of this Subscription Agreement;
(ii)
the representations and warranties of Subscriber contained in Section 4(r) of this Subscription Agreement shall be true and correct at all times on or prior to the Closing Date, and consummation of the Closing shall constitute a reaffirmation by Subscriber of such representations and warranties; and

(iii)
Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(e)   The obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by Subscriber of the additional conditions that, on the Closing Date:
(i)
all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) and shall be true and correct in all material respects at and as of the Closing Date (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects), other than any representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct on the date so specified, with the same force and effect as if they had been made on and as of such date, except, in each case, where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Company Material Adverse Effect;

(ii)
the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii)
the Common Stock (I) shall be designated for quotation or listed on The Nasdaq Stock Market (“Nasdaq”) and (II) shall not have been suspended, as of the applicable Closing Date, by the United States Securities and Exchange Commission (the “Commission”) or Nasdaq from trading on Nasdaq;

(iv)
there shall have been no amendment, waiver or modification to the Transaction Agreement that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement without having received Subscriber’s prior written consent (not to be unreasonably withheld, conditioned or delayed); and

(v)
the Company’s stockholders shall have approved the issuance of the Subscribed Shares and Other Subscribed Shares as and if required by Nasdaq rules.

(f)   Prior to or at the Closing, Subscriber shall deliver all such other information as is reasonably requested in order for the Company to issue the Subscribed Shares to Subscriber, including, without limitation, the legal name of the person in whose name the Subscribed Shares are to be issued (or the Subscriber’s nominee in accordance with its delivery instructions) and a duly completed and executed Internal Revenue Service Form W-9 or appropriate form W-8.
Section 3.   Company Representations and Warranties.   The Company represents and warrants to Subscriber that:
(a)   The Company (i) is validly existing and in good standing under the laws of the State of Delaware, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Company that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations, condition (including financial), stockholders’ equity or results of operations of the Company or a material adverse effect on the legal authority and ability of the Company to comply in all material respects with the terms of this Subscription Agreement, including the issuance and sale of the Subscribed Shares.
(b)   The Subscribed Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions, and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Company’s governing and organizational documents or the laws of the State of Delaware.
(c)   This Subscription Agreement has been duly authorized, executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by Subscriber, this Subscription Agreement shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.
(d)   The execution, delivery and performance of this Subscription Agreement, including the issuance and sale of the Subscribed Shares hereunder, the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) the organizational documents of the Company, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Company Material Adverse Effect.
(e)   The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares), other than (i) notice filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 5 below, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), if applicable, (iv) those required by Nasdaq, including with respect to obtaining stockholder approval, (v) those required to consummate the Transaction as provided under the Transaction Agreement, (vi) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vii) those the failure of which to obtain would not have a Company Material Adverse Effect.
(f)   Except for such matters as have not had and would not have a Company Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Company.
(g)   Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Subscribed Shares by the Company to Subscriber.
(h)   Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Shares. The Subscribed Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. Neither the Company nor any person acting on the Company’s behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Subscribed Shares as contemplated hereby or (ii) cause the offering of the Subscribed Shares pursuant to this Subscription Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions. Neither the Company nor any person acting on the Company’s behalf has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Subscribed Shares, as contemplated hereby, to the registration provisions of the Securities Act.
(i)   No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company, except for a Disqualification Event as to which Rule 506(d)(2)(ii – iv) or (d)(3) is applicable.
(j)   The Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder.
(k)   The Common Stock is eligible for clearing through The Depository Trust Company (the “DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock. The Company’s transfer agent is a participant in DTC’s Fast Automated Securities Transfer Program. The Common Stock is not, and has not been at any time, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC.
(l)   Except for UBS Securities LLC, Deutsche Bank Securities, Inc., and Morgan Stanley & Co. LLC (the “Placement Agents”), no broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Subscribed Shares to Subscriber. The Company is solely responsible for the payment of any fees, costs, expenses and commissions of the Placement Agents.
(m)   The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Subscribed Shares may be pledged by Subscriber in connection with a bona fide margin agreement, provided such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and Subscriber effecting a pledge of Subscribed Shares shall not be required to provide the Company with any notice thereof; provided, however, that neither the Company or their counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Subscribed Shares are not subject to any contractual prohibition on pledging or lock up, the form of such acknowledgment to be subject to review and comment by the Company in all respects.

(n)   As of their respective dates, each form, report, statement, schedule, prospectus, proxy, registration statement and other document required to be filed by the Company with the Commission (the “SEC Documents”) complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, and such consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP). A copy of each SEC Document is available to each Subscriber via the Commission’s EDGAR system. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission since its initial registration of the Common Stock with the Commission. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Documents as of the date hereof.
(o)   As of the date hereof, the authorized share capital of the Company consists of 110,000,000 shares of common stock (the “Common Stock”), including 100,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and 1,000,000 preferred shares, par value $0.0001 per share (“Preferred Shares”). As of the date hereof and immediately prior to the Closing and prior to giving effect to the Transaction: (i) 14,375,000 shares of Class A Common Stock, 3,593,750 shares of Class B Common Stock (the “Founder Shares”) and no Preferred Shares were issued and outstanding; (ii) 2,875,000 warrants, each exercisable to purchase a share of Class A Common Stock at $11.50 per full share, and 2,916,667 private placement warrants, each exercisable to purchase a share of Class A Common Stock at $11.50 per full share (together “Warrants”), were issued and outstanding; and (iii) no Common Stock was subject to issuance upon exercise of outstanding options. No Warrants are exercisable on or prior to the Closing. All (A) issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive rights and (B) outstanding Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. As of the date hereof, except as set forth above and pursuant to (1) the Other Subscription Agreements, or (2) the Transaction Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Common Stock or other equity interests in the Company (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. As of the date hereof, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Equity Interests, other than as contemplated by the Transaction Agreement. Other than the Founder Shares, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Subscribed Shares or (ii) the shares to be issued pursuant to any Other Subscription Agreement.
(p)   The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on Nasdaq under the symbol “DFHT.” There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the Commission with respect to any intention by such entity to deregister the shares of Common Stock or prohibit or terminate the listing of the shares of Common Stock on Nasdaq. The Company has taken no action that is designed to terminate the registration of the shares of Common Stock under the Exchange Act.

(q)   Upon consummation of the Transaction, the issued and outstanding shares of Common Stock will continue to be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on Nasdaq.
(r)   The Company has not entered into any subscription agreement, side letter or similar agreement with any investor in connection with such investor’s participation in the PIPE Transaction other than (i) the Transaction Agreement (including any agreements as exhibits thereto), and (ii) the Other Subscription Agreements. The Other Subscription Agreements reflect the same Per Share Price and, with the exception of the Other Subscription Agreements entered into by Deerfield Partners, L.P. and DFHTA Sponsor LLC, other terms with respect to the purchase of the Common Stock that are no more favorable to such Other Subscriber thereunder than the terms of this Subscription Agreement and they shall not be amended after the date hereof to provide for terms with respect to the purchase of the Common Stock that are more favorable to such Other Subscriber thereunder than the terms of this Subscription Agreement, unless such terms are also offered to the Subscriber.
(s)   The Company is not, and immediately after receipt of payment for the Subscribed Shares and consummation of the Transaction, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(t)   There has been no action taken by the Company, or, to the knowledge of the Company, any officer, director, equityholder, manager, employee, agent or representative of the Company, in each case, acting on behalf of the Company, in violation of any applicable Anti-Corruption Laws (as herein defined), (i) the Company has not been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (ii) the Company has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) the Company has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.
Section 4.   Subscriber Representations and Warranties.   Subscriber represents and warrants to the Company that:
(a)   Subscriber (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation, if applicable, and (ii) has the requisite power and authority to enter into and perform its obligations under this Subscription Agreement.
(b)   This Subscription Agreement has been duly authorized, executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by the Company, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.
(c)   The execution and delivery of this Subscription Agreement, the purchase of the Subscribed Shares and the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares.

(d)   Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), in each case, satisfying the applicable requirements set forth on Annex A, (ii) is acquiring the Subscribed Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subscribed Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided the Company with the requested information on Annex A following the signature page hereto).
(e)   Subscriber understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Shares have not been registered under the Securities Act. Subscriber understands that the Subscribed Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Subscribed Shares shall contain a legend to such effect. As a result of these transfer restrictions, Subscriber understands that Subscriber may not be able to readily resell the Subscribed Shares and may be required to bear the financial risk of an investment in the Subscribed Shares for an indefinite period of time. Subscriber acknowledges and agrees that the Subscribed Shares will not be eligible for offer, resale or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Closing Date. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares.
(f)   Subscriber understands and agrees that Subscriber is purchasing the Subscribed Shares directly from the Company. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by the Company, the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives, any other party to the Transaction or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company set forth in this Subscription Agreement.
(g)   In making its decision to purchase the Subscribed Shares, Subscriber has relied solely upon independent investigation made by Subscriber. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone other than the Company concerning the Company or the Subscribed Shares or the offer and sale of the Subscribed Shares. Subscriber acknowledges and agrees that Subscriber has received access to, and has had an adequate opportunity to review, such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares. Subscriber acknowledges and agrees that (i) none of the Placement Agents, or any affiliate of the Placement Agents, has provided Subscriber with any information or advice with respect to the Subscribed Shares nor is such information or advice necessary or desired and (ii) none of the Placement Agents nor any of their respective affiliates has provided Subscriber with any disclosure or offering document in connection with the offer and sale of the Subscribed Shares. None of the Placement Agents or any of their respective affiliates has made or makes any representation as to the Company, the Targets or the quality or value of the Subscribed Shares and the Placement Agents and any of their respective affiliates may have acquired non-public information with respect to the Company or the Targets which Subscriber agrees need not be provided to it. However, neither any inquiries, nor any due diligence investigation conducted by Subscriber or any of Subscriber’s professional advisors nor anything else contained herein, shall modify, limit or otherwise affect Subscriber’s right to rely on the Company’s representations, warranties, covenants and agreements contained in this Subscription Agreement. In connection with the issuance of the Subscribed Shares to Subscriber, none of the Placement Agents or any of their respective affiliates has acted as a financial advisor or fiduciary to Subscriber. The Subscriber agrees that none of the Placement

Agents shall be liable to any Subscriber for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Subscriber’s purchase of the Subscribed Shares.
(h)   Subscriber became aware of this offering of the Subscribed Shares solely by means of direct contact between Subscriber and the Company or a representative of the Company, or by means of contact from the Placement Agents, and the Subscribed Shares were offered to Subscriber solely by direct contact between Subscriber and the Company or a representative of the Company. Subscriber did not become aware of this offering of the Subscribed Shares, nor were the Subscribed Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Company represents and warrants that the Subscribed Shares were not offered by any form of advertising or, to its knowledge, general solicitation.
(i)   Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Subscribed Shares. Subscriber understands and acknowledges that the purchase and sale of the Subscribed Shares hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).
(j)   Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.
(k)   Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment.
(l)   Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. If Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), such Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, Subscriber maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, Subscriber maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Shares were legally derived.
(m)   No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of Subscribed Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of Subscribed Shares hereunder.
(n)   If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) neither the Company, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares and (ii) the acquisition and holding of the Subscribed Shares will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.
(o)   Subscriber at the Closing will have sufficient funds to pay the Purchase Price pursuant to Section 2.
(p)   Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, any of its affiliates or any of its or their respective control persons, officers, directors, employees, agents or representatives), other than the representations and warranties of the Company expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Company. Subscriber agrees that neither (i) any Other Subscriber pursuant to an Other Subscription Agreement or any other agreement related to the private placement of shares of Common Stock (including the controlling persons, officers, directors, partners, agents or employees of any such Subscriber) nor (ii) the Company, its affiliates or any of their or their respective affiliates’ control persons, officers, directors, partners, agents, employees or representatives, shall be liable to any Other Subscriber pursuant to this Subscription Agreement or any other agreement related to the private placement of shares of Common Stock for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Subscribed Shares hereunder.
(q)   No broker or finder is entitled to any brokerage or finder’s fee or commission to be paid by Subscriber solely in connection with the sale of the Subscribed Shares to Subscriber.
(r)   At all times on or prior to the Closing Date, Subscriber has no binding commitment to dispose of, or otherwise transfer (directly or indirectly), any of the Subscribed Shares.
Section 5.   Registration of Subscribed Shares.
(a)   The Company agrees that, within thirty (30) calendar days following the Closing Date, the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement registering the resale of the Subscribed Shares (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but in any event no later than sixty (60) calendar days after the Closing Date (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to ninety (90) calendar days after the Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further the Company shall have the Registration Statement declared effective within five (5) Business Days after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business. The Company shall provide a draft of the Registration Statement to the Subscriber for review at least four (4) Business Days in advance of the date of filing the Registration Statement with the Commission (the “Filing Date”), and Subscriber shall provide any comments on the Registration Statement to the Company no later than the day immediately preceding the Filing Date. The Company shall promptly notify Subscriber of the effectiveness of the Registration Statement. Unless otherwise agreed to in writing by the Subscriber prior to the filing of the Registration Statement, the Subscriber shall not be identified as a statutory underwriter in the Registration

Statement; provided, that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Company, and the Company shall remain obligated to register the resale of the Subscribed Shares under the Securities Act at a future time when, in the reasonable judgement of counsel to the Subscriber, the Subscribed Shares can be registered without Subscriber being identified as a statutory underwriter. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Subscribed Shares by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Subscribed Shares which is equal to the maximum number of Subscribed Shares as is permitted by the Commission. In such event, the number of Subscribed Shares or other shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional shares under Rule 415 under the Securities Act, the Company shall amend the Registration Statement or file one or more new Registration Statement(s) (such amendment or new Registration Statement shall also be deemed to be “Registration Statement” hereunder) to register such additional Subscribed Shares and cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof, but in any event no later than thirty (30) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided, that the Additional Effectiveness Deadline shall be extended to ninety (90) calendar days after the filing of such Registration Statement if such Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further the Company shall have such Registration Statement declared effective within five (5) Business Days after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, further that if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business. Any failure by the Company to file a Registration Statement by the Effectiveness Deadline or Additional Effectiveness Deadline shall not otherwise relieve the Company of its obligations to file or effect a Registration Statement as set forth in this Section 5.
(b)   The Company agrees that, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, the Company will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Subscriber, including to prepare and file any post-effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earlier of (i) the date on which all of the Subscribed Shares shall have been sold or (ii) on the first date on which the Subscriber can sell all of its Subscribed Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and the Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable. For so long as the Registration Statement shall remain effective, the Company will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, necessary to enable Subscriber to resell Subscribed Shares pursuant to the Registration Statement, qualify the Subscribed Shares for listing on the applicable stock exchange on which the Company’s Common Stock are then listed and update or amend the Registration Statement as necessary to include Subscribed Shares. The Company will use its commercially reasonable efforts to (i) for so long as the Subscriber holds Subscribed Shares, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements to enable the Subscriber to resell the Subscribed Shares pursuant to Rule 144, (ii) cause the removal of all restrictive legends from any Subscribed Shares being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of such Subscribed Shares and, at the request of a Holder, cause the removal of all restrictive legends from any Subscribed Shares held by such Holder that may be sold by such Holder without restriction under

Rule 144, including without limitation, any volume and manner of sale restrictions, and (iii) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (ii) upon the receipt of such supporting documentation, if any, as reasonably requested by such counsel. “Holder” shall mean the Subscriber or any affiliate of the Subscriber to which the rights under this Section 5 shall have been assigned. The Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Subscribed Shares to the Company (or its successor) upon reasonable request to assist the Company in making the determination described above.
(c)   The Company’s obligations to include the Subscribed Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company a completed selling stockholder questionnaire in customary form that contains such information regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Subscribed Shares as shall be reasonably requested by the Company to effect the registration of the Subscribed Shares, and Subscriber shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations; provided, that the Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Subscribed Shares and provided further, that the Company shall request such information from Subscriber, including the selling stockholder questionnaire, at least ten (10) Business Days prior to the anticipated filing date of the Registration Statement. In the case of the registration effected by the Company pursuant to this Subscription Agreement, the Company shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Subscribed Shares. Notwithstanding anything to the contrary contained herein, the Company may delay or postpone filing of such Registration Statement, and from time to time require Subscriber not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement if it determines in good faith that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly or annual report under the Exchange Act, or if such filing or use would materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that would materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that, (w) the Company shall not so delay filing or so suspend the use of the Registration Statement for a period of more than sixty (60) consecutive days or more than two (2) times in any three hundred sixty (360) day period and (x) the Company shall use commercially reasonable efforts to make such registration statement available for the sale by the Subscriber of such securities as soon as practicable thereafter.
(d)   Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company and which notice shall not be subject to any duty of confidentiality) of the happening of (i) an issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than three (3) Business Days from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than three (3) Business Days from the date of such Suspension Event, or (iii) or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Subscriber agrees that it will promptly discontinue offers and sales of the Subscribed Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales (which notice shall not contain any material non-public information regarding the Company and which notice shall not be subject to any duty of confidentiality). If so directed by the Company, the Subscriber will deliver to the Company or, in the Subscriber’s sole discretion destroy, all copies of the prospectus covering the Subscribed Shares in the Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Subscribed Shares shall not apply (w) to the extent the Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (x) to copies stored electronically on archival servers as a result of automatic data back-up.
(e)   For purposes of this Section 5 of this Subscription Agreement, (i) “Subscribed Shares” shall mean, as of any date of determination, the Subscribed Shares (as defined in the recitals to this Subscription Agreement) and any other equity security issued or issuable with respect to the Subscribed Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement, and (ii) “Subscriber” shall include any affiliate of the Subscriber to which the rights under this Section 5 shall have been duly assigned.
(f)   The Company shall indemnify and hold harmless Subscriber (to the extent a seller under the Registration Statement), the officers, directors, members, managers, partners, agents and employees of Subscriber, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”) that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Company by or on behalf of Subscriber expressly for use therein, provided that the Company has given notice of such event to the Subscriber in accordance with the terms of this Agreement. The Company shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Subscribed Shares by Subscriber. Notwithstanding the forgoing, the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed).
(g)   Subscriber shall, severally and not jointly with any Other Subscriber in the offering contemplated by this Subscription Agreement, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Company by or on behalf of Subscriber expressly for use therein and that Subscriber has received notice from the Company of such Suspension Event in accordance with the terms of this Agreement. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Subscribed Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld or delayed).
(h)   Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
(i)   The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities.
(j)   If the indemnification provided under this Section 5 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Subscriber shall be limited to the net proceeds received by such Subscriber from the sale of Subscribed Shares giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 5, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5(j) from any person or entity who was not guilty of such fraudulent misrepresentation.
Section 6.   Termination.   This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of the parties hereto to terminate this Subscription Agreement, or (c) August 6, 2021, if the Closing has not occurred by such date other than as a breach of Subscriber’s obligations hereunder; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the Transaction Agreement promptly after the termination thereof. Upon the termination hereof in accordance with this Section 6, any monies paid by Subscriber to the Company in connection herewith shall promptly (and in any event within one (1) Business Day) be returned in full to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, without any deduction for or on account of any tax withholding, charges or set-off, whether or not the Transaction shall have been consummated.

Section 7.   Trust Account Waiver.   Subscriber hereby acknowledges that, as described in the Company’s prospectus relating to its initial public offering (the “IPO”) dated July 16, 2020 available at www.sec.gov, the Company has established a trust account (the “Trust Account”) containing the proceeds of IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company, its public stockholders and certain other parties (including the underwriters of the IPO). For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber hereby (a) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, arising out or as a result of, in connection with or relating in any way to this Subscription Agreement, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (b) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Subscription Agreement, and (c) will not seek recourse against the Trust Account as a result of, in connection with or relating in any way to this Subscription Agreement; provided, however, that nothing in this Section 7 shall be deemed to limit any Subscriber’s right to distributions from the Trust Account in accordance with the Company’s certificate of incorporation in respect of any redemptions by Subscriber in respect of Common Stock acquired by any means other than pursuant to this Subscription Agreement.
Section 8.   Miscellaneous.
(a)   All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient, if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one (1) Business Day after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 8(a). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if an electronic mail address is provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 8(a).
(b)   Subscriber acknowledges that the Company, the Placement Agents and others, including after the Closing, the Targets, will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement; provided, however, that the foregoing clause of this Section 8(b) shall not give the Company or the Placement Agents any rights other than those expressly set forth herein. Prior to the Closing, Subscriber agrees to promptly notify the Company and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. Subscriber acknowledges and agrees that each purchase by Subscriber of Subscribed Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by Subscriber as of the time of such purchase except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such earlier date. The Company acknowledges that Subscriber and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Company agrees to promptly notify Subscriber and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects. The Company acknowledges and agrees that each sale by the Company of Subscribed Shares to Subscriber will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Company as of the time of such purchase except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such earlier date.
(c)   Each of the Company, the Placement Agents and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
(d)   Each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.
(e)   Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Shares acquired hereunder and the rights set forth in Section 5) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned by the Company. Notwithstanding the foregoing, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or, with the Company’s prior written consent, to another person; provided, that no such assignment shall relieve Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company has given its prior written consent to such relief.
(f)   All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.
(g)   The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares and to register the Subscribed Shares for resale, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Company agrees to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of Nasdaq. Subscriber acknowledges that the Company may file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report of the Company or a registration statement of the Company.
(h)   This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto.
(i)   This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.
(j)   Except as otherwise provided herein, this Subscription Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Except as set forth in Section 5, Section 8(b), Section 8(c) and this Section 8(j) with respect to the persons specifically referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription
Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.
(k)   The parties hereto acknowledge and agree that (i) this Subscription Agreement is being entered into in order to induce the Company to execute and deliver the Transaction Agreement and (ii) irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that the Company shall be entitled to specifically enforce Subscriber’s obligations to fund the Subscription and the provisions of the Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 8(k) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.
(l)   If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
(m)   No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.
(n)   This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.
(o)   This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.
(p)   EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.
(q)   The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the United States District Court for the Southern District of New York, the Supreme Court of the State of New York and the federal courts of the United States of America located in the State of New York, and sitting in the County of New York (collectively the

“Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 8(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.
(r)   This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties or third party beneficiaries hereto and then only with respect to the specific obligations set forth herein with respect to such party or third party beneficiary.
(s)   The Company shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, file with the Commission a Current Report on Form 8-K (the “Disclosure Document”) disclosing all material terms of this Subscription Agreement and the Other Subscription Agreements and the transactions contemplated hereby and thereby, the Transaction and any other material, nonpublic information that the Company has provided to Subscriber or any of Subscriber’s affiliates, attorneys, agents or representatives at any time prior to the filing of the Disclosure Document and including as exhibits to the Disclosure Document, the form of this Subscription Agreement and the Other Subscription Agreement (in each case, without redaction). Upon the issuance of the Disclosure Document, Subscriber and Subscriber’s affiliates, attorneys, agents and representatives shall not be in possession of any material, non-public information received from the Company, the Targets or any of their respective affiliates, officers, directors, or employees or agents, and Subscriber and Subscriber’s affiliates, attorneys, agents and representatives shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with Company, the Targets, the Placement Agents, or any of their affiliates or agents in connection with the Transaction. Notwithstanding anything in this Subscription Agreement to the contrary, the Company (i) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any press release, without the prior written consent of Subscriber and (ii) shall not publicly disclose the name of the Subscriber or any of its affiliates or advisers, or include the name of the Subscriber or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of Nasdaq, in which case of clause (A) or (B), the Company shall provide the Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with the Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by the Company for any regulatory application or filing made or approval sought in connection with the Transaction (including filings with the Commission).
(t)   As applicable, for ease of administration, this single Subscription Agreement is being executed so as to enable each Subscriber identified on the signature page to enter into a Subscription Agreement, severally, but not jointly. The parties agree that (i) the Subscription Agreement shall be treated as if it were a separate agreement with respect to each Subscriber listed on the signature page, as if each Subscriber entity had executed a separate Subscription Agreement naming only itself as subscriber, and (ii) no Subscriber listed on the signature page shall have any liability under the Subscription Agreement for the obligations of any other Subscriber so listed. In addition, the obligations of Subscribers under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under this Subscription Agreement or any Other Subscriber or other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Subscribed Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company, the Targets or any of their respective subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or Other Subscriber or other investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.
(u)   The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive.
(v)   The Company shall be responsible for paying all present or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment or issuance made under, from the execution, delivery, performance or enforcement of, or otherwise with respect to, this Subscription Agreement.
[Signature pages follow.]

IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date first set forth above.
DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
By:
Name:
Title:
Address for Notices:
Deerfield Healthcare Technology Acquisitions Corp.
780 Third Avenue
New York, New York 10017
Email: chris.wolfe@dfbhealthcare.com
Attention: Chris Wolfe
with a copy (not to constitute notice) to:
White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Email: joel.rubinstein@whitecase.com

bryan.luchs@whitecase.com

Attention: Joel Rubinstein

Bryan J. Luchs

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.
Name of Subscriber:	State/Country of Formation or Domicile:
By:
Name:
Title:
Name in which Shares are to be registered (if different):	Date: , 2020
Subscriber’s EIN:
Business Address-Street:	Mailing Address-Street (if different):
City, State, Zip:	City, State, Zip:
Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Number of Shares subscribed for:
Aggregate Purchase Price: $	Price Per Share: $10
[Signature Page to Subscription Agreement]

ANNEX A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER
This Annex A should be completed and signed by Subscriber
and constitutes a part of the Subscription Agreement.
A.
QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐
Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

** OR **
B.
ACCREDITED INVESTOR STATUS (Please check the box, if applicable)

☐
Subscriber is an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an “accredited investor.”

** AND **
C.
AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:
☐
is:

☐
is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.
Rule 501(a), in relevant part, provides that an “accredited investor” includes any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”
☐
Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐
Any corporation, similar business trust, partnership or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

☐
Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person.

[Signature Page to Subscription Agreement]

Annex I
SUBSCRIPTION AGREEMENT
This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on December [•], 2020, by and between Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation (the “Company”), and each of the undersigned subscribers (each a “Subscriber”).
WHEREAS, concurrently with the execution of this Subscription Agreement, the Company is entering into a definitive agreement with CareMax Medical Group, LLC, a Florida limited liability company (“CareMax”), IMC Medical Group Holdings, LLC, a Delaware limited liability company (“IMC”, together with CareMax, the “Targets”), and certain other parties thereto, in substantially the form provided to Subscriber prior to the date hereof, providing for the acquisition by the Company of all of the issued and outstanding equity interests of the Targets (the “Transaction Agreement” and the transactions contemplated by the Transaction Agreement, the “Transaction”);
WHEREAS, in connection with the Transaction, Subscriber desires to subscribe for and purchase from the Company, immediately prior to the consummation of the Transaction, that number of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), set forth on the signature page hereto (the “Subscribed Shares”) for a purchase price of $10.00 per share (the “Per Share Price” and the aggregate of such Per Share Price for all Subscribed Shares being referred to herein as the “Purchase Price”), and the Company desires to issue and sell to Subscriber the Subscribed Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company;
WHEREAS, concurrently with the execution of this Subscription Agreement, the Company and the Subscriber are entering into the Amended and Restated Registration Rights Agreement, in the form attached hereto as Exhibit [A] (the “Registration Rights Agreement” and, together with this Subscription Agreement, the “Subscription Documents”), superseding that certain Registration Rights Agreement, dated as July 1, 2020, by and among the Company, DHTA Sponsor LLC and the other parties thereto;
WHEREAS, on or about the date of this Subscription Agreement, the Company is entering into subscription agreements (the “Other Subscription Agreements” and together with the Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Subscribers” and together with Subscriber, the “Subscribers”), pursuant to which such Subscribers have agreed to purchase on the closing date of the Transaction, inclusive of the Subscribed Shares, an aggregate amount of 40,500,000 shares of Class A Common Stock, at the Per Share Price (the shares of the Other Subscribers, the “Other Subscribed Shares”) for an aggregate purchase price, inclusive of the Purchase Price, of $405,000,000; and
WHEREAS, the contributions by the CareMax Group (as defined in the Transaction Agreement) and IMC Parent (as defined in the Transaction Agreement) of outstanding equity interests in the Targets, as the case may be, to the Company in exchange for equity interests in the Company and cash, and the contributions by the Subscribers of cash to the Company in exchange for equity interests in the Company, pursuant to, and in accordance with, the terms of the Transaction Agreement and the Subscription Agreements, together are intended to be treated as an integrated transaction qualifying under Section 351 of the Code.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
Section 1.   Subscription.   Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase from the Company, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Subscribed Shares (such subscription and issuance, the “Subscription”).
Section 2.   Closing.
(a)   The consummation of the Subscription contemplated hereby (the “Closing”) shall occur on the closing date of the Transaction (the “Closing Date”), immediately prior to and conditioned upon the effectiveness of the consummation of the Transaction.

(b)   At least five (5) Business Days before the anticipated Closing Date, the Company shall deliver written notice to Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Company. No later than one (1) Business Day prior to the Closing Date set forth in the Closing Notice, Subscriber shall deliver the Purchase Price for the Subscribed Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice, such funds to be held by the Company in escrow until the Closing. Upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 2, the Company shall deliver to Subscriber (i) at the Closing, the Subscribed Shares in book entry form (or, at the request of Subscriber, by issuance of a certificate, duly executed on behalf of the Company and countersigned by the Company’s transfer agent, representing such Subscribed Shares), free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions), and (ii) as promptly as practicable after the Closing, evidence from the Company’s transfer agent of the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date. Notwithstanding the foregoing two sentences, for any Subscriber that informs the Company (1) that it is an investment company registered under the Investment Company Act of 1940, as amended, (2) that it is advised by an investment adviser subject to regulation under the Investment Advisers Act of 1940, as amended, or (3) that its internal compliance policies and procedures so require it, then, in lieu of the settlement procedures in the foregoing two sentences, the following shall apply: such Subscriber shall deliver at 8:00 a.m. New York City time on the Closing Date (or as soon as practicable following receipt of evidence from the Company’s transfer agent of the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date) the Purchase Price for the Subscribed Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery by the Company to Subscriber of the Subscribed Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under this Subscription Agreement or applicable securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) and evidence from the Company’s transfer agent of the issuance to Subscriber of the Subscribed Shares on and as of the Closing Date. In the event that the consummation of the Transaction does not occur within two (2) Business Days after the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by the Company and the Subscriber, the Company shall promptly (but in no event later than three (3) Business Days after the anticipated Closing Date specified in the Closing Notice) return the funds so delivered by Subscriber to the Company by wire transfer in immediately available funds to the account specified by Subscriber, and any book entries shall be deemed cancelled and any certificates shall be returned. Notwithstanding such return or cancellation (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 2 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Subscription Agreement is terminated in accordance with Section 6 herein, Subscriber shall remain obligated (A) to redeliver funds to the Company following the Company’s delivery to Subscriber of a new Closing Notice in accordance with this Section 2 and (B) to consummate the Closing upon satisfaction of the conditions set forth in this Section 2. For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday or Sunday, or any other day on which banks located in New York, New York are required or authorized by law to be closed for business.
(c)   The Closing shall be subject to the satisfaction, or valid waiver in writing by each of the parties hereto, of the conditions that, on the Closing Date:
(i)
all conditions precedent to the closing of the Transaction set forth in the Transaction Agreement, including all necessary approvals of the Company’s stockholders and regulatory approvals, if any, shall have been satisfied (as determined by the parties to the Transaction Agreement) or waived in writing by the person with the authority to make such waiver (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction pursuant to the Transaction Agreement), and the closing of the Transaction shall be scheduled to occur on the Closing Date; and

(ii)
no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby.

(d)   The obligation of the Company to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by the Company of the additional conditions that, on the Closing Date:
(i)
except as otherwise provided under Section 2(d)(ii), all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of the Closing Date, but without giving effect to consummation of the Transaction, or as of such earlier date, as applicable, except, in each case, where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a material adverse effect on the legal authority and ability of the Subscriber to comply in all material respects with the terms of this Subscription Agreement;

(ii)
the representations and warranties of Subscriber contained in Section 4(r) of this Subscription Agreement shall be true and correct at all times on or prior to the Closing Date, and consummation of the Closing shall constitute a reaffirmation by Subscriber of such representations and warranties; and

(iii)
Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(e)   The obligation of Subscriber to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by Subscriber of the additional conditions that, on the Closing Date:
(i)
all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) and shall be true and correct in all material respects at and as of the Closing Date (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects), other than any representation or warranty that expressly relates to a specific date, which representation and warranty shall be so true and correct on the date so specified, with the same force and effect as if they had been made on and as of such date, except, in each case, where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Company Material Adverse Effect;

(ii)
the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii)
the Common Stock (I) shall be designated for quotation or listed on The Nasdaq Stock Market (“Nasdaq”) and (II) shall not have been suspended, as of the applicable Closing Date, by the United States Securities and Exchange Commission (the “Commission”) or Nasdaq from trading on Nasdaq;

(iv)
there shall have been no amendment, waiver or modification to the Transaction Agreement that would reasonably be expected to materially and adversely affect the economic benefits that

Subscriber would reasonably expect to receive under this Subscription Agreement without having received Subscriber’s prior written consent (not to be unreasonably withheld, conditioned or delayed);
(v)
the Company’s stockholders shall have approved the issuance of the Subscribed Shares and Other Subscribed Shares as and if required by Nasdaq rules; and

(vi)
any required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) applicable to the purchase of the Subscribed Shares (the “HSR Filings”) shall have been completed, and any applicable waiting period (and any extensions thereof) applicable to the purchase of the Subscribed Shares under the HSR Act shall have expired or been terminated.

(f)   Prior to or at the Closing, Subscriber shall deliver all such other information as is reasonably requested in order for the Company to issue the Subscribed Shares to Subscriber, including, without limitation, the legal name of the person in whose name the Subscribed Shares are to be issued a duly completed and executed Internal Revenue Service Form W-9 or appropriate form W-8.
Section 3.   Company Representations and Warranties.   The Company represents and warrants to Subscriber that:
(a)   The Company (i) is validly existing and in good standing under the laws of the State of Delaware, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under the Subscription Documents, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Company that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations, condition (including financial), stockholders’ equity or results of operations of the Company or a material adverse effect on the legal authority and ability of the Company to comply in all material respects with the terms of the Subscription Documents, including the issuance and sale of the Subscribed Shares.
(b)   The Subscribed Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions, and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Company’s governing and organizational documents or the laws of the State of Delaware.
(c)   The Subscription Documents have been duly authorized, executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by Subscriber, each of the Subscription Documents shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.
(d)   The execution, delivery and performance of the Subscription Documents, including the issuance and sale of the Subscribed Shares hereunder, the compliance by the Company with all of the provisions of the Subscription Documents and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Company Material Adverse Effect.
(e)   The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq) or other person in connection with the execution, delivery and performance of the Subscription Documents (including, without limitation, the issuance of the Subscribed Shares), other than (i) notice filings required by applicable state securities laws, (ii) the filing of a registration statement as contemplated by the Registration Rights Agreement and the declaration of effectiveness with respect thereto by the Commission, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the Commission under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), if applicable, (iv) those required by Nasdaq, including with respect to obtaining stockholder approval, (v) those required to consummate the Transaction as provided under the Transaction Agreement, (vi) the filing of notification under the HSR Act, if applicable and (vii) those the failure of which to obtain would not have a Company Material Adverse Effect.
(f)   Except for such matters as have not had and would not have a Company Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Company.
(g)   Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Subscribed Shares by the Company to Subscriber.
(h)   Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Shares. The Subscribed Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. Neither the Company nor any person acting on the Company’s behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Subscribed Shares as contemplated hereby or (ii) cause the offering of the Subscribed Shares pursuant to this Subscription Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions. Neither the Company nor any person acting on the Company’s behalf has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Subscribed Shares, as contemplated hereby, to the registration provisions of the Securities Act.
(i)   No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company, except for a Disqualification Event as to which Rule 506(d)(2)(ii – iv) or (d)(3) is applicable.
(j)   The Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder.
(k)   The Common Stock is eligible for clearing through The Depository Trust Company (the “DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock. The Company’s transfer agent is a participant in DTC’s Fast Automated Securities Transfer Program. The Common Stock is not, and has not been at any time, subject to any DTC “chill,” “freeze” or similar restriction with respect to any DTC services, including the clearing of shares of Common Stock through DTC.
(l)   Except for UBS Securities LLC, Deutsche Bank Securities, Inc., and Morgan Stanley & Co. LLC (the “Placement Agents”), no broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Subscribed Shares to Subscriber. The Company is solely responsible for the payment of any fees, costs, expenses and commissions of the Placement Agents.

(m)   The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Subscribed Shares may be pledged by Subscriber in connection with a bona fide margin agreement, provided such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and Subscriber effecting a pledge of Subscribed Shares shall not be required to provide the Company with any notice thereof; provided, however, that neither the Company or their counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Subscribed Shares are not subject to any contractual prohibition on pledging or lock up, the form of such acknowledgment to be subject to review and comment by the Company in all respects.
(n)   As of their respective dates, each form, report, statement, schedule, prospectus, proxy, registration statement and other document required to be filed by the Company with the Commission (the “SEC Documents”) complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, and such consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP). A copy of each SEC Document is available to each Subscriber via the Commission’s EDGAR system. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission since its initial registration of the Common Stock with the Commission. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Documents as of the date hereof.
(o)   As of the date hereof, the authorized share capital of the Company consists of 110,000,000 shares of common stock (the “Common Stock”), including 100,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), and 1,000,000 preferred shares, par value $0.0001 per share (“Preferred Shares”). As of the date hereof and immediately prior to the Closing and prior to giving effect to the Transaction: (i) 14,375,000 shares of Class A Common Stock, 3,593,750 shares of Class B Common Stock (the “Founder Shares”) and no Preferred Shares were issued and outstanding; (ii) 2,875,000 warrants, each exercisable to purchase a share of Class A Common Stock at $11.50 per full share, and 2,916,667 private placement warrants, each exercisable to purchase a share of Class A Common Stock at $11.50 per full share (together “Warrants”), were issued and outstanding; and (iii) no Common Stock was subject to issuance upon exercise of outstanding options. No Warrants are exercisable on or prior to the Closing. All (A) issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive rights and (B) outstanding Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. As of the date hereof, except as set forth above and pursuant to (1) the Other Subscription Agreements, or (2) the Transaction Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Common Stock or other equity interests in the Company (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. As of the date hereof, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Equity Interests, other than as contemplated by the Transaction Agreement. Other than the Founder

Shares, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Subscribed Shares or (ii) the shares to be issued pursuant to any Other Subscription Agreement.
(p)   The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on Nasdaq under the symbol “DFHT.” There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the Commission with respect to any intention by such entity to deregister the shares of Common Stock or prohibit or terminate the listing of the shares of Common Stock on Nasdaq. The Company has taken no action that is designed to terminate the registration of the shares of Common Stock under the Exchange Act.
(q)   Upon consummation of the Transaction, the issued and outstanding shares of Common Stock will continue to be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on Nasdaq.
(r)   The Company has not entered into any subscription agreement, side letter or similar agreement with any investor in connection with such investor’s participation in the PIPE Transaction other than (i) the Transaction Agreement (including any agreements as exhibits thereto), and (ii) the Other Subscription Agreements. The Other Subscription Agreements reflect the same Per Share Price and other terms with respect to the purchase of the Common Stock that are no more favorable to such Other Subscriber thereunder than the terms of this Subscription Agreement and they shall not be amended after the date hereof to provide for terms with respect to the purchase of the Common Stock that are more favorable to such Other Subscriber thereunder than the terms of this Subscription Agreement, unless such terms are also offered to the Subscriber.
(s)   The Company is not, and immediately after receipt of payment for the Subscribed Shares and consummation of the Transaction, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(t)   The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable section 203 of the Delaware General Corporation Law, and any other control share acquisition, business combination or other similar anti-takeover provision under the organizational documents of the Company or applicable law that is or could become applicable to Subscriber as a result of the transactions contemplated by this Subscription Agreement, including the Company’s issuance of the Subscribed Shares and Subscriber’s ownership of the Subscribed Shares. The Company has not adopted a shareholders rights plan (or “poison pill”) or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.
(u)   There has been no action taken by the Company, or, to the knowledge of the Company, any officer, director, equityholder, manager, employee, agent or representative of the Company, in each case, acting on behalf of the Company, in violation of any applicable Anti-Corruption Laws (as herein defined), (i) the Company has not been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (ii) the Company has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) the Company has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.
Section 4.   Subscriber Representations and Warranties.   Subscriber represents and warrants to the Company that:
(a)   Subscriber (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation, if applicable, and (ii) has the requisite power and authority to enter into and perform its obligations under the Subscription Documents.

(b)   The Subscription Documents have been duly authorized, executed and delivered by Subscriber, and assuming the due authorization, execution and delivery of the same by the Company, the Subscription Documents shall each constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.
(c)   The execution and delivery of the Subscription Documents, the purchase of the Subscribed Shares and the compliance by Subscriber with all of the provisions of the Subscription Documents and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Subscribed Shares.
(d)   Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), in each case, satisfying the applicable requirements set forth on Annex A, (ii) is acquiring the Subscribed Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Subscribed Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided the Company with the requested information on Annex A following the signature page hereto).
(e)   Subscriber understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Shares have not been registered under the Securities Act. Subscriber understands that the Subscribed Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, including pursuant to a private sale effected under Section 4(a)(7) of the Securities Act or applicable formal or informal Commission interpretation or guidance, such as a so-called “4(a)(1) and a half” sale, and that any certificates representing the Subscribed Shares shall contain a legend to such effect, which legend shall be subject to removal as set forth in the Registration Rights Agreement.
As a result of these transfer restrictions, Subscriber understands that Subscriber may not be able to readily resell the Subscribed Shares and may be required to bear the financial risk of an investment in the Subscribed Shares for an indefinite period of time. Subscriber acknowledges and agrees that the Subscribed Shares will not be eligible for offer, resale or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Closing Date. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares. By making the representations herein, Subscriber does not agree to hold any of the Subscribed Shares for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of the Subscribed Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act, except as explicitly provided for in the Lock-Up Agreement (as defined in the Transaction Agreement) to which Subscriber is a party.

(f)   Subscriber understands and agrees that Subscriber is purchasing the Subscribed Shares directly from the Company. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by the Company, the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives, any other party to the Transaction or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company set forth in this Subscription Agreement.
(g)   In making its decision to purchase the Subscribed Shares, Subscriber has relied solely upon independent investigation made by Subscriber. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone other than the Company concerning the Company or the Subscribed Shares or the offer and sale of the Subscribed Shares. Subscriber acknowledges and agrees that Subscriber has received access to, and has had an adequate opportunity to review, such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares. Subscriber acknowledges and agrees that (i) none of the Placement Agents, or any affiliate of the Placement Agents, has provided Subscriber with any information or advice with respect to the Subscribed Shares nor is such information or advice necessary or desired and (ii) none of the Placement Agents nor any of their respective affiliates has provided Subscriber with any disclosure or offering document in connection with the offer and sale of the Subscribed Shares. None of the Placement Agents or any of their respective affiliates has made or makes any representation as to the Company, the Targets or the quality or value of the Subscribed Shares and the Placement Agents and any of their respective affiliates may have acquired non-public information with respect to the Company or the Targets which Subscriber agrees need not be provided to it. However, neither any inquiries, nor any due diligence investigation conducted by Subscriber or any of Subscriber’s professional advisors nor anything else contained herein, shall modify, limit or otherwise affect Subscriber’s right to rely on the Company’s representations, warranties, covenants and agreements contained in the Subscription Documents. In connection with the issuance of the Subscribed Shares to Subscriber, none of the Placement Agents or any of their respective affiliates has acted as a financial advisor or fiduciary to Subscriber. The Subscriber agrees that none of the Placement Agents shall be liable to any Subscriber for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Subscriber’s purchase of the Subscribed Shares.
(h)   Subscriber became aware of this offering of the Subscribed Shares solely by means of direct contact between Subscriber and the Company or a representative of the Company, or by means of contact from the Placement Agents, and the Subscribed Shares were offered to Subscriber solely by direct contact between Subscriber and the Company or a representative of the Company. Subscriber did not become aware of this offering of the Subscribed Shares, nor were the Subscribed Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Company represents and warrants that the Subscribed Shares were not offered by any form of advertising or, to its knowledge, general solicitation.
(i)   Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Subscribed Shares. Subscriber understands and acknowledges that the purchase and sale of the Subscribed Shares hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).
(j)   Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

(k)   Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment.
(l)   Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. If Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), such Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, Subscriber maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, Subscriber maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Shares were legally derived.
(m)   No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of Subscribed Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of Subscribed Shares hereunder.
(n)   If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) neither the Company, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares and (ii) the acquisition and holding of the Subscribed Shares will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.
(o)   Subscriber at the Closing will have sufficient funds to pay the Purchase Price pursuant to Section 2.
(p)   Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, any of its affiliates or any of its or their respective control persons, officers, directors, employees, agents or representatives), other than the representations and warranties of the Company expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Company. Subscriber agrees that neither (i) any Other Subscriber pursuant to an Other Subscription Agreement or any other agreement related to the private placement of shares of Common Stock (including the controlling persons, officers, directors, partners, agents or employees of any such Subscriber) nor (ii) the Company, its affiliates or any of their or their respective affiliates’ control persons, officers, directors, partners, agents, employees or representatives, shall be liable to any Other Subscriber pursuant to this Subscription Agreement or any other agreement related to the private placement of shares of Common Stock for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Subscribed Shares hereunder.
(q)   No broker or finder is entitled to any brokerage or finder’s fee or commission to be paid by Subscriber solely in connection with the sale of the Subscribed Shares to Subscriber.
(r)   At all times on or prior to the Closing Date, Subscriber has no binding commitment to dispose of, or otherwise transfer (directly or indirectly), any of the Subscribed Shares.
(s)   The aggregate value of the shares of Subscribed Shares subscribed for by DFHTA Sponsor LLC pursuant to this Subscription Agreement is at least 10 percent of the aggregate value of the shares of the Class B Common Stock owned by DFHTA Sponsor LLC immediately prior to the Closing; it being understood, for the avoidance of doubt, that for purposes hereof the value of each share of Class B Common Stock at the time of determination shall be the same as the value of each share of Class A Common Stock at such time.
Section 5.   [Reserved].
Section 6.   Termination.   This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of the parties hereto to terminate this Subscription Agreement, or (c) August 6, 2021, if the Closing has not occurred by such date other than as a breach of Subscriber’s obligations hereunder; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the Transaction Agreement promptly after the termination thereof. Upon the termination hereof in accordance with this Section 6, any monies paid by Subscriber to the Company in connection herewith shall promptly (and in any event within one (1) Business Day) be returned in full to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, without any deduction for or on account of any tax withholding, charges or set-off, whether or not the Transaction shall have been consummated.
Section 7.   Trust Account Waiver.   Subscriber hereby acknowledges that, as described in the Company’s prospectus relating to its initial public offering (the “IPO”) dated July 16, 2020 available at www.sec.gov, the Company has established a trust account (the “Trust Account”) containing the proceeds of IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company, its public stockholders and certain other parties (including the underwriters of the IPO). For and in consideration of the Company entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber hereby (a) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, arising out or as a result of, in connection with or relating in any way to this Subscription Agreement, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (b) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Subscription Agreement, and (c) will not seek recourse against the Trust Account as a result of, in connection with or relating in any way to this Subscription Agreement; provided, however, that nothing in this Section 7 shall be deemed to limit any Subscriber’s right to distributions from the Trust Account in accordance with the Company’s certificate of incorporation in respect of any redemptions by Subscriber in respect of Common Stock acquired by any means other than pursuant to this Subscription Agreement.
Section 8.   Miscellaneous.
(a)   All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient, if sent on a Business Day prior to 5:00 p.m. New

York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one (1) Business Day after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 8(a). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if an electronic mail address is provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 8(a).
(b)   Subscriber acknowledges that the Company, the Placement Agents and others, including after the Closing, the Targets, will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement; provided, however, that the foregoing clause of this Section 8(b) shall not give the Company or the Placement Agents any rights other than those expressly set forth herein. Prior to the Closing, Subscriber agrees to promptly notify the Company and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. Subscriber acknowledges and agrees that each purchase by Subscriber of Subscribed Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by Subscriber as of the time of such purchase except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such earlier date. The Company acknowledges that Subscriber and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Company agrees to promptly notify Subscriber and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects. The Company acknowledges and agrees that each sale by the Company of Subscribed Shares to Subscriber will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Company as of the time of such purchase except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such earlier date.
(c)   Each of the Company, the Placement Agents and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
(d)   The Company shall, regardless of whether the transactions contemplated hereby are consummated, reimburse the Subscriber for its reasonable and documented out-of-pocket third-party costs and expenses (including legal fees) incurred in connection with due diligence, the negotiation and preparation of the Subscription Documents, including this Subscription Agreement, the agreements and instruments contemplated hereby, and any other agreement or transaction contemplated hereby or thereby and the undertaking of the transactions contemplated pursuant to this Subscription Agreement. Such reimbursement shall be made promptly following submission of invoices in respect of the costs and expenses at or following the first to occur of (x) the closing of the transactions contemplated by this Subscription Agreement, and (y) the termination of this Subscription Agreement. The Company shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.
(e)   Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Shares acquired hereunder) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights that may accrue to the Company hereunder may be transferred or assigned by the Company. Notwithstanding the foregoing, Subscriber may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) or, with the Company’s prior written consent, to another person; provided, that no such assignment shall relieve Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company has given its prior written consent to such relief.
(f)   All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.
(g)   The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares and to register the Subscribed Shares for resale, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Company agrees to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of Nasdaq. Subscriber acknowledges that the Company may file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report of the Company or a registration statement of the Company.
(h)   This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto.
(i)   This Subscription Agreement and the Registration Rights Agreement constitute the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof and thereof.
(j)   Except as otherwise provided herein, this Subscription Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Except as set forth in Section 8(b), Section 8(c) and this Section 8(j) with respect to the persons specifically referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.
(k)   The parties hereto acknowledge and agree that (i) this Subscription Agreement is being entered into in order to induce the Company to execute and deliver the Transaction Agreement and (ii) irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that the Company shall be entitled to specifically enforce Subscriber’s obligations to fund the Subscription and the provisions of the Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 8(k) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.
(l)   If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
(m)   No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.
(n)   This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.
(o)   This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.
(p)   EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT.
(q)   The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Subscription Agreement must be brought exclusively in the United States District Court for the Southern District of New York, the Supreme Court of the State of New York and the federal courts of the United States of America located in the State of New York, and sitting in the County of New York (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Subscription Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 8(a) of this Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.
(r)   This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties or third party beneficiaries hereto and then only with respect to the specific obligations set forth herein with respect to such party or third party beneficiary.
(s)   The Company shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, file with the Commission a Current Report on Form 8-K (the “Disclosure Document”) disclosing all material terms of this Subscription Agreement and the Other

Subscription Agreements and the transactions contemplated hereby and thereby and including as exhibits to the Disclosure Document, the form of this Subscription Agreement and the Other Subscription Agreement (in each case, without redaction). No later than 9:00 a.m., New York City time, on the fourth (4th) Business Day following the earlier to occur of the Closing Date or the termination of the Transaction Agreement, the Company shall file with the Commission a Current Report on Form 8-K (the “Super 8-K”) disclosing the requisite Form 10 information (within the meaning of Rule 144), the consummation of the transactions contemplated hereby, the Transaction and the transactions contemplated by this Subscription Agreement, the Other Subscription Agreements and the Transaction Agreement, or if applicable, the termination of the Transaction Agreement, and, in each case, any other material, nonpublic information that the Company has provided or made available to Subscriber or any of Subscriber’s affiliates, attorneys, agents or representatives at any time prior to the filing of the Super 8-K with respect to the Targets, the Transaction and the transactions contemplated by this Subscription Agreement, the Other Subscription Agreements and the Transaction Agreement, and which then continues to constitute material, nonpublic information. The Company (i) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any press release, without the prior written consent of Subscriber and (ii) shall not publicly disclose the name of the Subscriber or any of its affiliates or advisers, or include the name of the Subscriber or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of Nasdaq, in which case of clause (A) or (B), the Company shall provide the Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with the Subscriber regarding such disclosure. Notwithstanding anything in any of the Subscription Documents to the contrary, the Company shall not, and shall cause each of its officers, directors, employees. attorneys, representatives and agents to not, provide Subscriber or any of Subscriber’s affiliates, attorneys, agents or representatives with any material non-public information regarding the Company from and after the filing with the Commission of the Super 8-K without the express prior written consent of Subscriber or as agreed upon in a customary oral (confirmed by email) or written “wall-cross” agreement between the Company and Subscriber. For the avoidance of doubt, the provision of any material non-public information to the Subscriber or any of its affiliates, attorneys, agents or representatives specifically in response to a direct written inquiry by such person, which inquiry has included express confirmation from Subscriber that material non-public information may be provided in response thereto, shall be deemed to have made with such person’s express prior written consent. The Company understands, acknowledges and agrees that (a) Subscriber, its affiliates and persons acting on their behalf will rely on the provisions of this Section 8(s) in effecting transactions in the Subscribed Shares and other securities of the Company and of other persons, and (b) notwithstanding anything to the contrary contained herein, Subscriber shall not (nor shall any of Subscriber’s affiliates, attorneys, agents or representatives) have any duty of trust or confidence with respect to, or any obligation not to trade in any securities while aware of, any material non-public information (i) provided by, or on behalf of, the Company, any of its affiliates or any of its officers, directors (or equivalent persons), employees, attorneys, agents or representatives in violation of any of the representations, covenants, provisions or agreements set forth in this Section 8(s) or (ii) otherwise possessed (or continued to be possessed) by Subscriber (or any affiliate, agent or representative thereof) as a result of any breach or violation by the Company of any representation, covenant, provision or agreement set forth in this Section 8(s). Subscriber will promptly provide any information reasonably requested by the Company for any regulatory application or filing made or approval sought in connection with the Transaction (including filings with the Commission).
(t)   As applicable, for ease of administration, this single Subscription Agreement is being executed so as to enable each Subscriber identified on the signature page to enter into a Subscription Agreement, severally, but not jointly. The parties agree that (i) the Subscription Agreement shall be treated as if it were a separate agreement with respect to each Subscriber listed on the signature page, as if each Subscriber entity had executed a separate Subscription Agreement naming only itself as subscriber, and (ii) no Subscriber listed on the signature page shall have any liability under the Subscription Agreement for the obligations of any other Subscriber so listed. In addition, the obligations of Subscribers under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under this Subscription Agreement or any Other Subscriber or other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Subscribed Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company, the Targets or any of their respective subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or Other Subscriber or other investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.
(u)   The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive.
(v)   To the extent Subscriber determines it is required to make an HSR Filing and observe the requisite waiting period under the HSR Act, each party agrees to, as reasonably promptly as possible following the date hereof, make any required HSR Filings and supply as promptly as reasonably practicable any additional information and documentary material that may be requested by any governmental authority pursuant to the HSR Act and to take all other actions reasonably necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act as soon as reasonably practicable. Each party shall, in connection therewith, use its commercially reasonable efforts to: (i) cooperate in all respects with the other party or its affiliates in connection with any filing or submission; (ii) keep the other party reasonably informed of any communication received by such party or its representatives from, or given by such party or its representatives to, any governmental authority and of any communication received or given in connection with any proceeding by a private person or governmental authority, in each case regarding the purchase of the Subscribed Shares; (iii) except to the extent would result in a waiver of attorney-client privilege or is prohibited by applicable law, permit a representative of the other party and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any governmental authority or, to the extent permitted by such governmental authority, give a representative or representatives of the other party the opportunity to attend and participate in such meetings and conferences; (iv) in the event a party’s representative is prohibited from participating in or attending any meetings or conferences, the other party shall keep such party promptly and reasonably apprised with respect thereto; and (v) subject to applicable law relating to the exchange of information, prior to the Closing, use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the purchase of the Subscribed Shares, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any governmental authority. Notwithstanding the foregoing, nothing herein shall require Subscriber to defend against or oppose any lawsuit, motion for preliminary or permanent injunction, temporary restraining order or other actions brought by any governmental authority or private party seeking to block the transactions contemplated hereby under the HSR Act or other competition laws or propose, negotiate, offer to commit to enter into or effect, by consent decree, hold separate order or otherwise, to sell, offer to sell or otherwise dispose of, properties of Subscriber, its respective affiliates or hold separate such properties pending such sale or other disposition in order to resolve any objections to the transactions contemplated hereby raised by any governmental authority or private party. No party to this Subscription Agreement shall consent to any voluntary delay of the consummation of the transactions contemplated hereby at the behest of any governmental authority without the consent of the other party to this Subscription Agreement. Notwithstanding the forgoing, the parties shall mutually agree to the strategy, manner and process relating to seeking the expiration or termination of the waiting period under the HSR Act, including, if applicable, to pull and refile thereunder or to extend the period for any action.
(w)   The Company shall be responsible for paying all present or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment or issuance made under, from the execution, delivery, performance or enforcement of, or otherwise with respect to, this Subscription Agreement.
(x)   The Company acknowledges and agrees that, so long as Steven Hochberg serves on the Company’s board of directors, representing the interests of Subscriber and its affiliates, Subscriber and its affiliates that beneficially own (for any purpose of Section 16 of the Exchange Act) any shares of Common Stock (or any derivative securities with respect thereto) shall be and remain, a “director by deputization” for purposes of Section 16 of the Exchange Act, including Rule 16b-3 thereunder and related guidance of the Commission. Prior to the Closing Date the Company shall use commercially reasonable efforts to cause the acquisition (or deemed acquisition) from the Company of Subscribed Shares by Subscriber, and by each other individual who Subscriber in good faith determines, and notifies the Company in writing in advance of Closing, is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the transactions contemplated by this Subscription Agreement, to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder (if and to the extent any such transaction or acquisition (or deemed acquisition) would otherwise be subject to Section 16(b) of the Exchange Act), in a manner mutually acceptable to Subscriber and the Company. Upon the reasonable request of Subscriber, the Company shall provide to Subscriber excerpts of resolutions of the Company’s board of directors approving such transactions for purposes thereof, certified by the secretary of the Company.
[Signature pages follow.]

IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date first set forth above.
DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.
By:
Name:
Title:
Address for Notices:
Deerfield Healthcare Technology Acquisitions Corp. 780 Third Avenue New York, New York 10017
Email:	chris.wolfe@dfbhealthcare.com
Attention:	Chris Wolfe
with a copy (not to constitute notice) to: White & Case LLP 1221 Avenue of the Americas New York, New York 10020
Email: joel.rubinstein@whitecase.com bryan.luchs@whitecase.com
Attention: Joel Rubinstein Bryan J. Luchs
[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.
Name of Subscriber:	State/Country of Formation or Domicile:
By:
Name:
Title:
Name in which Shares are to be registered (if different):	Date: , 2020
Subscriber’s EIN:
Business Address-Street:	Mailing Address-Street (if different):
City, State, Zip:	City, State, Zip:
Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Number of Shares subscribed for:
Aggregate Purchase Price: $	Price Per Share: $10
With a copy (which shall not constitute notice) to:
Katten Muchin Rosenman LLP 525 West Monroe Street Chicago, IL 60661 Facsimile No.: (312) 902-5493 Telephone No.: (312) 902-1061 Attn: Mark D. Wood Email: mark.wood@katten.com
[Signature Page to Subscription Agreement]

ANNEX A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER
This Annex A should be completed and signed by Subscriber
and constitutes a part of the Subscription Agreement.
A.
QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐
Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

** OR **
B.
ACCREDITED INVESTOR STATUS (Please check the box, if applicable)

☐
Subscriber is an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an “accredited investor.”

** AND **
C.
AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:
☐
is:

☐
is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.
Rule 501(a), in relevant part, provides that an “accredited investor” includes any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”
☐
Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐
Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐
Any corporation, similar business trust, partnership or any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

☐
Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person.

[Signature Page to Subscription Agreement]

PRELIMINARY COPY - SUBJECT TO COMPLETIONFOR THE SPECIAL MEETING OF STOCKHOLDERS OFDEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Richard Barasch and Christopher Wolfe (the “Proxies”), and each of themindependently, with full power of substitution, as proxies to vote all of the Common Shares of DeerfieldHealthcare Technology Acquisitions Corp. (the “Company” or “DFHT”) that the undersigned is entitled to vote(the “Shares”) at the special meeting of stockholders of the Company to be held on at [ ], Eastern time, on [ ],2021, in virtual format, and any adjournment or postponement thereof (the “Special Meeting”).The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for saidmeeting.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNERDIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TOTHE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on reverse side)PROXYCARDImportant Notice Regarding the Availability of Proxy Materials for theSpecial Meeting of Stockholders to be held on at [ ], Eastern time, on [ ], 2021, in virtual format.This notice of Special Meeting of Stockholders and accompanying Proxy Statement are available at: [•] DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP. — XTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.Proposal No. 1 — The Business Combination FOR AGAINST ABSTAIN FOR AGAINST ABSTAINProposal — To approve and adopt the businesscombination agreement, dated as of December 18, 2020(the “Business Combination Agreement”), by and amongDFHT, the entities listed in Annex I to the BusinessCombination Agreement and further described in theaccompanying proxy statement, IMC Holdings, LLC, aDelaware limited liability company, CareMax MedicalGroup, LLC, a Florida limited liability company(“CareMax”), IMC Medical Group Holdings, LLC, aDelaware limited liability company (“IMC”), and, solely forthe limited purposes specified therein, Deerfield Partners,L.P. (“Deerfield Partners”), pursuant to which CareMaxand IMC will become wholly-owned subsidiaries of DFHT(the transactions contemplated by the BusinessCombination Agreement, the “Business Combination” andsuch proposal, the “Business Combination Proposal”);Proposal No. 2 — The Nasdaq Stock IssuanceProposal — To approve, assuming the BusinessCombination Proposal is approved and adopted, forpurposes of complying with the applicable provisions ofNasdaq Stock Exchange Listing Rule 5635 (each, a“Nasdaq Listing Rule”), (a) the issuance of up to [ ] newlyissued shares of DFHT Class A Common Stock in theBusiness Combination as described in more detail in theaccompanying proxy statement under the heading titled“Proposal No. 1 — Approval of the Business CombinationProposal — Business Combination Consideration”, (b)the issuance and sale of 10,000,000 newly issued sharesof DFHT Class A Common Stock in a private placementwith Deerfield Partners and DFHTA Sponsor LLC inconnection with the Business Combination and (c) theissuance and sale of 31,000,000 newly issued shares ofDFHT Class A Common Stock in a private placement withcertain third-party investors in connection with theBusiness Combination, to the extent such issuanceswould require a stockholder vote under the applicableNasdaq Listing Rule;Proposal No. 3 — The Charter AmendmentProposal — To approve, assuming the BusinessCombination Proposal is approved and adopted, aproposed third amended and restated certificate ofincorporation (the “Proposed Charter”) of DFHT, tobe renamed CareMax, Inc., a copy of which isattached to the accompanying proxy statement asAnnex B, which will amend and restate the secondamended and restated certificate of incorporationof DFHT, dated July 16, 2020, which ProposedCharter will be in effect upon the closing of theBusiness Combination;Proposal No. 4 —The Incentive Plan Proposal —To approve and adopt, assuming the BusinessCombination Proposal is approved and adopted,the 2021 Long-Term Incentive Award Plan, a copyof which is attached to the accompanying proxystatement as Annex D; andProposal No. 5 — The Adjournment Proposal —To adjourn the Special Meeting to a later date ordates, if necessary, to permit further solicitationand vote of proxies if, based upon the tabulatedvote at the time of the Special Meeting, there arenot sufficient votes to approve one or moreproposals presented to stockholders for vote, orwe determine that one or more of the closingconditions under the Business Combination is notsatisfied or waived.Dated: , 2021Signature(Signature if held Jointly)When Shares are held by joint tenants, both should sign. When signing asattorney, executor, administrator, trustee or guardian, please give full title assuch. If a corporation, please sign in full corporate name by the president oranother authorized officer. If a partnership, please sign in partnership name byan authorized person.The Shares represented by the proxy, when properly executed, will be voted inthe manner directed herein by the undersigned shareholder(s). If no direction ismade, this proxy will be voted FOR all Proposals. If any other matters properlycome before the meeting, unless such authority is withheld on this proxy card,the Proxies will vote on such matters in their discretion.FOR AGAINST ABSTAINFOR AGAINST ABSTAINFOR AGAINST ABSTAIN